Exhibit 4.3

SALE AND SERVICING

AGREEMENT

among

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2012-3,

Issuer,

AFS SENSUB CORP.,

Seller,

AMERICREDIT FINANCIAL SERVICES, INC.,

Servicer,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

Backup Servicer and Trust Collateral Agent

Dated as of June 6, 2012

i

ii

SCHEDULES

Schedule A	Schedule of Receivables
Schedule B	Representations and Warranties of the Seller and the Servicer
Schedule C	Servicing Policies and Procedures

EXHIBITS

Exhibit A	Form of Servicer’s Certificate

iii

SALE AND SERVICING AGREEMENT dated as of June 6, 2012, among AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2012-3, a Delaware statutory trust (the “Issuer”), AFS SENSUB CORP., a Nevada corporation (the “Seller”), AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation (the “Servicer”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as Backup Servicer and Trust Collateral Agent.

WHEREAS the Issuer desires to purchase a portfolio of receivables arising in connection with motor vehicle retail installment sale contracts made by AmeriCredit Financial Services, Inc. or an Originating Affiliate or acquired by AmeriCredit Financial Services, Inc. or an Originating Affiliate through motor vehicle dealers and third party lenders;

WHEREAS the Seller has purchased such receivables from AmeriCredit Financial Services, Inc. and is willing to sell such receivables to the Issuer;

WHEREAS the Servicer is willing to service all such receivables;

WHEREAS the Backup Servicer is willing to provide backup servicing for all such receivables;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

“Accelerated Principal Amount” for a Distribution Date will equal the lesser of

(x) the excess, if any, of the amount of Available Funds on such Distribution Date over the amounts payable on such Distribution Date pursuant to clauses (i) through (xix) of Section 5.7(a); and

(y) the excess, if any, on such Distribution Date of (i) the Pro Forma Note Balance for such Distribution Date over (ii) the Required Pro Forma Note Balance for such Distribution Date.

“Accountants’ Report” means the report of a firm of nationally recognized Independent Accountants described in Section 4.11.

“Accounting Date” means, with respect to any Collection Period the last day of such Collection Period.

“Affiliate” means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Aggregate Principal Balance” means, with respect to any date of determination, the sum of the Principal Balances for all Receivables (other than (i) any Receivable that became a Liquidated Receivable prior to the end of the related Collection Period and (ii) any Receivable that became a Purchased Receivable prior to the end of the related Collection Period) as of the date of determination.

“Agreement” means this Sale and Servicing Agreement, as the same may be amended and supplemented from time to time.

“AmeriCredit” means AmeriCredit Financial Services, Inc.

“Amount Financed” means, with respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the Financed Vehicle and any related costs, including amounts advanced in respect of accessories, insurance premiums, service contracts, car club and warranty contracts, other items customarily financed as part of motor vehicle retail installment sale contracts or promissory notes, and related costs.

“Annual Percentage Rate” or “APR” of a Receivable means the annual percentage rate of finance charges or service charges, as stated in the related Contract.

“Auto Loan Purchase and Sale Agreement” means any agreement between a Third-Party Lender and AmeriCredit or an Originating Affiliate relating to the acquisition of Receivables from a Third-Party Lender by AmeriCredit or an Originating Affiliate.

“Available Funds” means, with respect to any Distribution Date, the sum of (i) the Collected Funds for the related Collection Period, (ii) all Purchase Amounts deposited in the Trust Accounts during the related Collection Period, plus Investment Earnings with respect to the Trust Accounts for the related Collection Period, (iii) following the acceleration of the Notes pursuant to Section 5.2 of the Indenture, the amount of money or property collected pursuant to Section 5.3 of the Indenture since the preceding Distribution Date by the Trust Collateral Agent for distribution pursuant to Section 5.6 and Section 5.8 of the Indenture, (iv) the proceeds of any purchase or sale of the assets of the Trust described in Section 10.1 and (v) amounts, if any, released from the Reserve Account pursuant to Section 5.8(a)(iii)(B) hereof on such Distribution Date.

“Backup Servicer” means Wells Fargo Bank, National Association so long as it is the Trustee under the Indenture, or any successor backup servicer appointed in accordance with Section 8.7.

“Base Servicing Fee” means, with respect to any Collection Period, the fee payable to the Servicer for services rendered during such Collection Period, which shall be equal to the product of (i) the Servicing Fee Rate times (ii) the aggregate Principal Balance of the Receivables as of the opening of business on the first day of such Collection Period (or, in the case of the first Distribution Date, June 7, 2012) times (iii) one-twelfth (or, in the case of the first Distribution Date, a fraction equal to the number of days from and including June 7, 2012 through and including June 30, 2012, over 360).

“Basic Documents” means this Agreement, the Certificate of Trust, the Trust Agreement, the Indenture, the Custodian Agreement, the Lockbox Account Agreement, the Lockbox Processing Agreement, the Underwriting Agreement, the Purchase Agreement, the Note Purchase Agreement and other documents and certificates delivered in connection therewith.

“Business Day” means any day other than a Saturday, a Sunday, a legal holiday or other day on which commercial banking institutions located in Wilmington, Delaware, Fort Worth, Texas, Minneapolis, Minnesota or New York, New York or any other location of any successor Servicer, successor Owner Trustee or successor Trust Collateral Agent are authorized or obligated by law, executive order or governmental decree to be closed.

“Certificate” means the trust certificate evidencing the beneficial interest of the Certificateholder in the Trust.

“Certificate Distribution Account” has the meaning assigned to such term in the Trust Agreement.

“Certificateholder” means the Person in whose name the Certificate is registered.

“Class” means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes, the Class C Notes, the Class D Notes and/or the Class E Notes, as the context requires.

“Class A Notes” means the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes.

“Class A Principal Parity Amount” means, with respect to any Distribution Date, the lesser of (I) the excess, if any, of (x) the aggregate remaining principal balance of the Class A Notes immediately prior to such Distribution Date over (y) the Pool Balance as of the end of the immediately preceding Collection Period and (II) the amount of Total Available Funds remaining on deposit in the Collection Account after the funding of the items described in clauses (i) through (iii) of Section 5.7(a) on such Distribution Date.

“Class A-1 Notes” has the meaning assigned to such term in the Indenture.

“Class A-2 Notes” has the meaning assigned to such term in the Indenture.

“Class A-3 Notes” has the meaning assigned to such term in the Indenture.

“Class B Notes” has the meaning assigned to such term in the Indenture.

“Class B Principal Parity Amount” means, with respect to any Distribution Date, the lesser of (I) the excess of (A) the excess, if any, of (x) the aggregate remaining principal balance of the Class A Notes and of the Class B Notes, in each case immediately prior to such Distribution Date over (y) the Pool Balance as of the end of the immediately preceding Collection Period over (B) the sum of the Class A Principal Parity Amount for such Distribution Date plus any payments made on the Class A Notes as a Matured Principal Shortfall on such Distribution Date and (II) the amount of Total Available Funds remaining on deposit in the Collection Account after the funding of the items described in clauses (i) through (vi) of Section 5.7(a) on such Distribution Date.

“Class C Notes” has the meaning assigned to such term in the Indenture.

“Class C Principal Parity Amount” means, with respect to any Distribution Date, the lesser of (I) the excess of (A) the excess, if any, of (x) the aggregate remaining principal balance of the Class A Notes, of the Class B Notes and of the Class C Notes, in each case immediately prior to such Distribution Date over (y) the Pool Balance as of the end of the immediately preceding Collection Period over (B) the sum of the Class A Principal Parity Amount and the Class B Principal Parity Amount for such Distribution Date plus any payments made on the Class A Notes or the Class B Notes as a Matured Principal Shortfall on such Distribution Date and (II) the amount of Total Available Funds remaining on deposit in the Collection Account after the funding of the items described in clauses (i) through (ix) of Section 5.7(a) on such Distribution Date.

“Class D Notes” has the meaning assigned to such term in the Indenture.

“Class D Principal Parity Amount” means, with respect to any Distribution Date, the lesser of (I) the excess of (A) the excess, if any, of (x) the aggregate remaining principal balance of the Class A Notes, of the Class B Notes, of the Class C Notes and of the Class D Notes, in each case immediately prior to such Distribution Date over (y) the Pool Balance as of the end of the immediately preceding Collection Period over (B) the sum of the Class A Principal Parity Amount, the Class B Principal Parity Amount and the Class C Principal Parity Amount for such Distribution Date plus any payments made on the Class A Notes, the Class B Notes or the Class C Notes as a Matured Principal Shortfall on such Distribution Date and (II) the amount of Total Available Funds remaining on deposit in the Collection Account after the funding of the items described in clauses (i) through (xii) of Section 5.7(a) on such Distribution Date.

“Class E Notes” has the meaning assigned to such term in the Indenture.

“Class E Principal Parity Amount” means, with respect to any Distribution Date, the lesser of (I) the excess of (A) the excess, if any, of (x) the aggregate remaining principal balance of the Class A Notes, of the Class B Notes, of the Class C Notes, of the Class D Notes and of the Class E Notes, in each case immediately prior to such Distribution Date over (y) the Pool Balance as of the end of the immediately preceding Collection Period over (B) the sum of the Class A Principal Parity Amount, the Class B Principal Parity Amount, the Class C Principal Parity Amount and the Class D Principal Parity Amount for such Distribution Date plus any payments made on the Class A Notes, the Class B Notes, the Class C Notes or the Class D Notes as a Matured Principal Shortfall on such Distribution Date and (II) the amount of Total Available Funds remaining on deposit in the Collection Account after the funding of the items described in clauses (i) through (xv) of Section 5.7(a) on such Distribution Date.

“Closing Date” means June 27, 2012.

“Collateral Insurance” shall have the meaning set forth in Section 4.4(a).

“Collected Funds” means, with respect to any Collection Period, the amount of funds in the Collection Account representing collections on the Receivables during such Collection Period, including all Net Liquidation Proceeds collected during such Collection Period (but excluding any Purchase Amounts).

“Collection Account” means the account designated as such, established and maintained pursuant to Section 5.1.

“Collection Period” means, with respect to the first Distribution Date, the period beginning as of the close of business on June 6, 2012 and ending as of the close of business on June 30, 2012. With respect to each subsequent Distribution Date, “Collection Period” means the period beginning as of the close of business on the last day of the second preceding calendar month and ending as of the close of business on the last day of the immediately preceding calendar month. Any amount stated “as of the close of business” shall give effect to the following calculations as determined as of the end of the day on such day: (i) all applications of collections and (ii) all distributions.

“Collection Records” means all manually prepared or computer generated records relating to collection efforts or payment histories with respect to the Receivables.

“Commission” means the United States Securities and Exchange Commission.

“Computer Tape” means the computer tapes or other electronic media furnished by the Servicer to the Issuer and its assigns describing certain characteristics of the Receivables as of the Cutoff Date.

“Contract” means a motor vehicle retail installment sale contract or promissory note.

“Controlling Party” means the Trust Collateral Agent, for the benefit of the Noteholders.

“Corporate Trust Office” means (i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee, which at the time of execution of this agreement is Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, and (ii) with respect to the Trustee, the Trust Collateral Agent and the Backup Servicer, the principal office thereof at which at any particular time its corporate trust business shall be administered, which at the time of execution of this agreement is Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services – Asset-Backed Administration.

“Cram Down Loss” means, with respect to a Receivable that has not become a Liquidated Receivable, if a court of appropriate jurisdiction in a proceeding related to an Insolvency Event shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring the Scheduled Receivables Payments to be made on a Receivable, an amount equal to (i) the excess of the Principal Balance of such Receivable immediately prior to such order over the Principal Balance of such Receivable as so reduced and/or (ii) if such court shall have issued an order reducing the effective rate of interest on such Receivable, the excess of the Principal Balance of such Receivable immediately prior to such order over the net present value (using as the discount rate the higher of the APR on such Receivable or the rate of interest, if any, specified by the court in such order) of the Scheduled Receivables Payments as so modified or restructured. A “Cram Down Loss” shall be deemed to have occurred on the date of issuance of such order.

“Custodian” means AmeriCredit and any other Person named from time to time as custodian in any Custodian Agreement acting as agent for the Trust Collateral Agent, which Person must be acceptable to the Controlling Party (the Custodian as of the Closing Date is acceptable to the Controlling Party).

“Custodian Agreement” means any Custodian Agreement from time to time in effect between the Custodian named therein and the Trust Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, which Custodian Agreement and any amendments, supplements or modifications thereto shall be acceptable to the Controlling Party.

“Cutoff Date” means June 6, 2012.

“DBRS” means DBRS, Inc. or its successor.

“Dealer” means a dealer who sold a Financed Vehicle and who originated and assigned the respective Receivable to AmeriCredit or an Originating Affiliate under a Dealer Agreement or pursuant to a Dealer Assignment.

“Dealer Agreement” means any agreement between a Dealer and AmeriCredit or an Originating Affiliate relating to the acquisition of Receivables from a Dealer by AmeriCredit or an Originating Affiliate.

“Dealer Assignment” means, with respect to a Receivable, the executed assignment executed by a Dealer conveying such Receivable to AmeriCredit or an Originating Affiliate.

“Delivery” when used with respect to Trust Account Property means:

(a) with respect to bankers’ acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute “instruments” within the meaning of Section 9-102(a)(47) of the UCC and are susceptible of physical delivery, transfer thereof to the Trust Collateral Agent by physical delivery to the Trust Collateral Agent endorsed to, or registered in the name of, the Trust Collateral Agent or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102(a)(4) of the UCC), transfer thereof (i) by delivery thereof to the Trust Collateral Agent of such certificated security endorsed to, or registered in the name of, the Trust Collateral Agent or (ii) by delivery thereof to a “clearing corporation” (as defined in Section 8-102(a)(5) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of the Trust Collateral Agent by the amount of such certificated security and the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the Trust Collateral Agent (all of the foregoing, “Physical Property”), and, in any event, any such Physical Property in registered form shall be in the name of the Trust Collateral Agent or its nominee; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Trust Collateral Agent or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

(b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary that is also a “depository” pursuant to applicable federal regulations; the making by such securities intermediary of entries in its books and records crediting such Trust Account Property to the Trust Collateral Agent’s securities account at the securities intermediary and identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Trust Collateral Agent; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Trust Collateral Agent, consistent with changes in applicable law or regulations or the interpretation thereof;

(c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the Trust Collateral Agent or its nominee or custodian who either (i) becomes the registered owner on behalf of the Trust Collateral Agent or (ii) having previously become the registered owner, acknowledges that it holds for the Trust Collateral Agent; and

(d) with respect to any item of Trust Account Property that is a financial asset under Article 8 of the UCC and that is not governed by clause (b) above, causing the securities intermediary to indicate on its books and records that such financial asset has been credited to a securities account of the Trust Collateral Agent.

“Determination Date” means, with respect to any Collection Period, the second Business Day prior to the related Distribution Date.

“Distribution Date” means, with respect to each Collection Period, the eighth day of the following calendar month, or, if such day is not a Business Day, the immediately following Business Day, commencing July 9, 2012. If AmeriCredit is no longer acting as Servicer, the distribution date may be a different day of the month.

“Electronic Ledger” means the electronic master record of the retail installment sales contracts or installment loans of the Servicer.

“Eligible Deposit Account” means a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as (i) any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade and (ii) such depository institutions’ deposits are insured by the FDIC.

“Eligible Investments” mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

(a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

(b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Distribution Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from Standard & Poor’s of A-1+, from Moody’s of Prime-1 and, to the extent rated by DBRS, from DBRS of R-1 (middle);

(c) commercial paper and demand notes investing solely in commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from Standard & Poor’s of A-1+, from Moody’s of Prime-1 and, to the extent rated by DBRS, from DBRS of R-1 (middle);

(d) investments in money market funds (including funds for which the Trust Collateral Agent or the Owner Trustee in each of their individual capacities or any of their respective Affiliates is investment manager, controlling party or advisor) having a rating from Standard & Poor’s of AAA-m or AAAm-G and from Moody’s of Aaa;

(e) bankers’ acceptances issued by any depository institution or trust company referred to in clause (b) above;

(f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above;

(g) any other investment which would satisfy the Rating Agency Condition and is consistent with the ratings of the Securities or any other investment that by its terms converts to cash within a finite period, if the Rating Agency Condition is satisfied with respect thereto; and

(h) cash denominated in United States dollars.

Any of the foregoing Eligible Investments may be purchased by or through the Trust Collateral Agent or any of its Affiliates.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FDIC” means the Federal Deposit Insurance Corporation.

“Final Scheduled Distribution Date” means with respect to (i) the Class A-1 Notes, the July 8, 2013 Distribution Date, (ii) the Class A-2 Notes, the December 8, 2015 Distribution Date, (iii) the Class A-3 Notes, the January 9, 2017 Distribution Date, (iv) the Class B Notes, the July 10, 2017 Distribution Date, (v) the Class C Notes, the May 8, 2018 Distribution Date, (vi) the Class D Notes, the July 9, 2018 Distribution Date and (vii) the Class E Notes, the November 8, 2019 Distribution Date.

“Financed Vehicle” means an automobile or light-duty truck van or minivan, together with all accessions thereto, securing an Obligor’s indebtedness under the respective Receivable.

“Force-Placed Insurance” has the meaning ascribed thereto in Section 4.4 hereof.

“General Motors Financial Company, Inc.” means General Motors Financial Company, Inc. (f/k/a AmeriCredit Corp.).

“Indenture” means the Indenture dated as of June 6, 2012, between the Issuer and Wells Fargo Bank, National Association, as Trust Collateral Agent and Trustee, as the same may be amended and supplemented from time to time.

“Independent Accountants” shall have the meaning set forth in Section 4.11(a).

“Initial Purchasers” means Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as initial purchasers of the Class E Notes pursuant to the Note Purchase Agreement.

“Insolvency Event” means, with respect to a specified Person, (a) the filing of a petition against such Person or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such petition, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

“Insurance Add-On Amount” means the premium charged to the Obligor in the event that the Servicer obtains Force-Placed Insurance pursuant to Section 4.4.

“Insurance Policy” means, with respect to a Receivable, any insurance policy (including the insurance policies described in Section 4.4 hereof) benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

“Interest Period” means, with respect to any Distribution Date, the period from and including the most recent Distribution Date on which interest has been paid (or in the case of the first Distribution Date, from and including the Closing Date) to, but excluding, the following Distribution Date.

“Interest Rate” means, with respect to (i) the Class A-1 Notes, 0.36138% per annum (computed on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Period), (ii) the Class A-2 Notes, 0.71% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), (iii) the Class A-3 Notes, 0.96% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), (iv) the Class B Notes, 1.59% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), (v) the Class C Notes, 2.42% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), (vi) the Class D Notes, 3.03% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months) and (vii) the Class E Notes, 4.46% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Investment Earnings” means, with respect to any date of determination and Trust Accounts, the investment earnings on amounts on deposit in such Trust Accounts on such date.

“Issuer” means AmeriCredit Automobile Receivables Trust 2012-3.

“Issuer Secured Parties” means the Trustee in respect of the Trustee Issuer Secured Obligations.

“Lien” means a security interest, lien, charge, pledge, equity, or encumbrance of any kind, other than tax liens, mechanics’ liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

“Lien Certificate” means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term “Lien Certificate” shall mean only a certificate or notification issued to a secured party. For Financed Vehicles registered in states which issue confirmation of the lienholder’s interest electronically, the “Lien Certificate” may consist of notification of an electronic recordation, by either a third party service provider or the relevant Registrar of Titles of the applicable state, which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title on the electronic lien and title system of the applicable state.

“Liquidated Receivable” means, with respect to any Collection Period, a Receivable for which, as of the last day of the Collection Period (i) 90 days have elapsed since the Servicer repossessed the Financed Vehicle; provided, however, that in no case shall 10% or more of a Scheduled Receivables Payment have become 210 or more days delinquent in the case of a repossessed Financed Vehicle, (ii) the Servicer has determined in good faith that all amounts it expects to recover have been received, (iii) 10% or more of a Scheduled Receivables Payment shall have become 120 or more days delinquent, except in the case of a repossessed Financed Vehicle, or (iv) that is, without duplication, a Sold Receivable.

“Liquidation Proceeds” means, with respect to a Liquidated Receivable, all amounts realized with respect to such Receivable and, with respect to a Sold Receivable, the related Sale Amount.

“Lockbox Account” means an account maintained on behalf of the Trust Collateral Agent by the Lockbox Bank pursuant to Section 4.2(d).

“Lockbox Account Agreement” means the Lockbox Account Agreement, dated as of June 6, 2012, by and among AmeriCredit, JPMorgan Chase Bank, N.A. and the Trust Collateral Agent, as such agreement may be amended or supplemented from time to time, unless the Trust Collateral Agent shall cease to be a party thereunder, or such agreement shall be terminated in accordance with its terms, in which event “Lockbox Account Agreement” shall mean any replacement agreement therefor among the Servicer, the Trust Collateral Agent and the Lockbox Bank.

“Lockbox Agreements” means collectively, the Lockbox Account Agreement and the Lockbox Processing Agreement.

“Lockbox Bank” means a depository institution named by the Servicer and acceptable to the Controlling Party.

“Lockbox Processing Agreement” means the Lockbox Processing Agreement, dated as of June 6, 2012, by and among the Lockbox Processor, the Servicer and the Trust Collateral Agent, as such agreement may be amended or supplemented from time to time.

“Lockbox Processor” means Regulus Group II LLC, or its successors or assigns.

“Majority Noteholders” means the Holders of the Notes representing a majority of the principal balance of the most senior Class of Notes then outstanding.

“Matured Principal Shortfall” means, with respect to any Distribution Date and for any Class of Notes which would have a remaining principal balance greater than zero on such Distribution Date, after taking into account the payment of all other principal amounts to such Class on such Distribution Date, and as to which such Distribution Date is either the Final

Scheduled Distribution Date for such Class, or a Distribution Date subsequent to such Final Scheduled Distribution Date, the remaining principal balance of such Class on such Distribution Date, after taking into account the payment of all other principal amounts to such Class on such Distribution Date.

“Minimum Sale Price” means (i) with respect to a Receivable (x) that has become 60 to 210 days delinquent or (y) that has become greater than 210 days delinquent and with respect to which the related Financed Vehicle has been repossessed by the Servicer and has not yet been sold at auction, the greater of (A) 55% multiplied by the Principal Balance of such Receivable and (B) the product of the three month rolling average recovery rate (expressed as a percentage) for the Servicer in its liquidation of all receivables for which it acts as servicer, either pursuant to this Agreement or otherwise, multiplied by the Principal Balance of such Receivable or (ii) with respect to a Receivable (x) with respect to which the related Financed Vehicle has been repossessed by the Servicer and has been sold at auction and the Net Liquidation Proceeds for which have been deposited in the Collection Account, or (y) that has become greater than 210 days delinquent and with respect to which the related Financed Vehicle has not been repossessed by the Servicer despite the Servicer’s diligent efforts, consistent with its servicing obligations, to repossess the Financed Vehicle, $1.

“Monthly Records” means all records and data maintained by the Servicer with respect to the Receivables, including the following with respect to each Receivable: the account number; the originating Dealer; Obligor name; Obligor address; Obligor home phone number; Obligor business phone number; original Principal Balance; original term; Annual Percentage Rate; current Principal Balance; current remaining term; origination date; first payment date; final scheduled payment date; next payment due date; date of most recent payment; new/used classification; collateral description; days currently delinquent; number of contract extensions (months) to date; amount of Scheduled Receivables Payment; and past due late charges.

“Monthly Tape” has the meaning set forth in Section 4.13 hereof.

“Moody’s” means Moody’s Investors Service, Inc. or its successor.

“Net Liquidation Proceeds” means, with respect to a Liquidated Receivable, Liquidation Proceeds net of (i) reasonable expenses incurred by the Servicer in connection with the collection of such Receivable and the repossession and disposition of the Financed Vehicle and (ii) amounts that are required to be refunded to the Obligor on such Receivable; provided, however, that the Net Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

“Note Distribution Account” means the account designated as such, established and maintained pursuant to Section 5.1.

“Note Pool Factor” for each Class of Notes as of the close of business on any date of determination means a seven-digit decimal figure equal to the outstanding principal amount of such Class of Notes divided by the original outstanding principal amount of such Class of Notes.

“Note Purchase Agreement” means the Note Purchase Agreement dated as of June 19, 2012, among the Initial Purchasers, the Seller and the Servicer.

“Noteholders’ Distributable Amount” means, with respect to any Distribution Date, the sum of the Noteholders’ Principal Distributable Amount and the Noteholders’ Interest Distributable Amount.

“Noteholders’ Interest Carryover Amount” means, with respect to any Class of Notes and any date of determination, all or any portion of the Noteholders’ Interest Distributable Amount for such Class of Notes for the immediately preceding Distribution Date which remains unpaid as of such date of determination, plus interest on such unpaid amount, to the extent permitted by law, at the respective Interest Rate borne by the applicable Class of Notes from such immediately preceding Distribution Date to but excluding such date of determination.

“Noteholders’ Interest Distributable Amount” means, with respect to any Distribution Date and Class of Notes, the sum of the Noteholders’ Monthly Interest Distributable Amount for such Distribution Date and each Class of Notes and the Noteholders’ Interest Carryover Amount, if any for such Distribution Date and each such Class. Interest on the Class A-1 Notes shall be computed on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Period; interest on all other Classes of Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months, except with respect to the first Interest Period when the Interest Period with respect to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes will be 12 days.

“Noteholders’ Monthly Interest Distributable Amount” means, with respect to any Distribution Date and any Class of Notes, interest accrued at the respective Interest Rate during the applicable Interest Period on the principal amount of the Notes of such Class outstanding as of the end of the prior Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date), calculated (x) for the Class A-1 Notes on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Period and (y) for all other Classes of Notes on the basis of a 360-day year consisting of twelve 30-day months (without adjustment for the actual number of business days elapsed in the applicable Interest Period), except with respect to the first Interest Period.

“Noteholders’ Principal Carryover Amount” means, as of any date of determination, all or any portion of the Noteholders’ Principal Distributable Amount from the preceding Distribution Date which remains unpaid as of such date of determination.

“Noteholders’ Principal Distributable Amount” means, with respect to any Distribution Date, (other than the Final Scheduled Distribution Date for any Class of Notes), the sum of the Principal Distributable Amount for such Distribution Date and the Noteholders’ Principal Carryover Amount, if any, as of the close of business on the preceding Distribution Date. The Noteholders’ Principal Distributable Amount on the Final Scheduled Distribution Date for any Class of Notes will equal the sum of (i) the Principal Distributable Amount for such Distribution Date, (ii) the Noteholders’ Principal Carryover Amount as of such Distribution Date, and (iii) the excess of the outstanding principal amount of such Class of Notes, if any, over the amounts described in clauses (i) and (ii).

“Obligor” on a Receivable means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.

“Officers’ Certificate” means a certificate signed by the chief executive officer, the president, any executive vice president, any senior vice president, any vice president, any assistant vice president, any treasurer, any assistant treasurer, any secretary or any assistant secretary of the Seller or the Servicer, as appropriate.

“Opinion of Counsel” means a written opinion of counsel satisfactory in form and substance to the recipient(s) thereof.

“Original Pool Balance” means the Pool Balance as of the Cutoff Date.

“Originating Affiliate” means an Affiliate of AmeriCredit that has originated Receivables and assigned its full interest therein to AmeriCredit.

“Other Conveyed Property” means all property conveyed by the Seller to the Trust pursuant to Section 2.1(b) through (i) of this Agreement.

“Owner Trust Estate” has the meaning assigned to such term in the Trust Agreement.

“Owner Trustee” means Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, its successors in interest or any successor Owner Trustee under the Trust Agreement.

“Person” means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Physical Property” has the meaning assigned to such term in the definition of “Delivery” above.

“Pool Balance” means, as of any date of determination, the aggregate Principal Balance of the Receivables (excluding Purchased Receivables and Liquidated Receivables) at the end of the preceding calendar month.

“Principal Balance” means, with respect to any Receivable, as of any date, the sum of (x) the Amount Financed minus (i) that portion of all amounts received on or prior to such date and allocable to principal in accordance with the terms of the Receivable and (ii) any Cram Down Loss in respect of such Receivable plus (y) the accrued and unpaid interest on such Receivable.

“Principal Distributable Amount” means, with respect to any Distribution Date, the amount equal to the excess, if any, of (x) the sum of (i) the principal portion of all Collected Funds received during the immediately preceding Collection Period (other than Liquidated Receivables and Purchased Receivables), (ii) the Principal Balance of all Receivables that became Liquidated Receivables during the related Collection Period (other than Purchased Receivables), (iii) the principal portion of the Purchase Amounts received with respect to all Receivables that became Purchased Receivables during the related Collection Period, (iv) the aggregate amount of Cram Down Losses that shall have occurred during the related Collection Period; and (v) following the acceleration of the Notes pursuant to Section 5.2 of the Indenture, the amount of money or property collected pursuant to Section 5.4 of the Indenture since the preceding Determination Date by the Trust Collateral Agent for distribution pursuant to Section 5.7 hereof over (y) the Step-Down Amount, if any, for such Distribution Date.

“Pro Forma Note Balance” means, with respect to any Distribution Date, the aggregate remaining principal amount of the Notes outstanding on such Distribution Date, after giving effect to distributions pursuant to clauses (i) through (xviii) of Section 5.7(a) hereof.

“Prospectus Supplement” means the prospectus supplement, dated as of June 19, 2012, relating to the offering of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, as filed with the Commission.

“Purchase Agreement” means the Purchase Agreement between the Seller and AmeriCredit, dated as of June 6, 2012, pursuant to which the Seller acquires the Receivables, as such agreement may be amended from time to time.

“Purchase Amount” means, with respect to a Purchased Receivable, the Principal Balance and all accrued and unpaid interest on the Receivable, after giving effect to the receipt of any moneys collected (from whatever source) on such Receivable, if any.

“Purchased Receivable” means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to Sections 4.2, 4.4(c) or 4.7 or repurchased by the Seller or the Servicer pursuant to Section 3.2 or Section 10.1(a).

“Rating Agency” means Moody’s and Standard & Poor’s. If no such organization or successor maintains a rating on the Securities, “Rating Agency” shall be a nationally recognized statistical rating organization or other comparable Person engaged by the Seller, notice of which engagement shall be given to the Trust Collateral Agent, the Owner Trustee and the Servicer.

“Rating Agency Condition” means, with respect to any action, that Moody’s and Standard & Poor’s shall have been given 10 days’ (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof by AmeriCredit and that (a) with respect to Standard & Poor’s, such Rating Agency has notified the Seller, the Servicer, the Owner Trustee and the Trust Collateral Agent in writing that such action will not result in a reduction or withdrawal of the then current rating of any Class of Notes, and (b) with respect Moody’s, such Rating Agency has not notified the Seller, the Servicer, the Owner Trustee or the Trust Collateral Agent in writing that such action will result in a reduction or withdrawal of the then current rating of any Class of Notes.

“Realized Losses” means, with respect to any Receivable that becomes a Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable over Net Liquidation Proceeds to the extent allocable to principal.

“Receivables” means the Contracts listed on Schedule A attached hereto (which Schedule may be in the form of microfiche or a disk).

“Receivable Files” means the documents specified in Section 3.3.

“Record Date” means, with respect to each Distribution Date, the Business Day immediately preceding such Distribution Date, unless otherwise specified in the Indenture.

“Registrar of Titles” means, with respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

“Regulation AB” means Subpart 229.1100- Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518.70 Fed. Reg. 1,506,1,531 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Required Pro Forma Note Balance” means, with respect to any Distribution Date, a dollar amount equal to (x) the Pool Balance as of the end of the prior calendar month minus (y) the excess of (i) 14.25% of the Pool Balance as of the end of the prior calendar month over (ii) the Specified Reserve Balance.

“Reserve Account” means the account designated as such, established and maintained pursuant to Section 5.1(a)(iii) hereof.

“Reserve Account Deposit Amount” means, with respect to any Distribution Date, the lesser of (x) the excess of (i) the Specified Reserve Balance over (ii) the amount on deposit in the Reserve Account on such Distribution Date, after taking into account the amount of any Reserve Account Withdrawal Amount on such Distribution Date and (y) the amount remaining in the Collection Account after taking into account the distributions therefrom described in clauses (i) through (xviii) of Section 5.7(a).

“Reserve Account Withdrawal Amount” means, with respect to any Distribution Date, the lesser of (x) any shortfall in the amount of Available Funds available to pay the amounts specified in clauses (i) through (xvii) of Section 5.7(a) (taking into account application of Available Funds to the priority of payments specified in Section 5.7(a) and ignoring any provision hereof which otherwise limits the amounts described in such clauses to the amount of funds available) and (y) the amount on deposit in the Reserve Account on such Distribution Date prior to application of amounts on deposit therein pursuant to Section 5.8.

“Responsible Officer” means, with respect to any Person, any Executive Vice President, Senior Vice President, Vice President, Assistant Vice President, Treasurer, Assistant Treasurer, Secretary, Assistant Secretary, or any other officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Sale Amount” means, with respect to any Sold Receivable, the amount received from the related third-party purchaser as payment for such Sold Receivable.

“Sale and Servicing Agreement Collateral” has the meaning specified in Section 2.4 hereof.

“Schedule of Receivables” means the schedule of all motor vehicle retail installment sales contracts and promissory notes originally held as part of the Trust which is attached as Schedule A (which Schedule may be in the form of microfiche or a disk).

“Schedule of Representations” means the Schedule of Representations and Warranties attached hereto as Schedule B.

“Scheduled Receivables Payment” means, with respect to any Collection Period for any Receivable, the amount set forth in such Receivable as required to be paid by the Obligor in such Collection Period. If after the Closing Date, the Obligor’s obligation under a Receivable with respect to a Collection Period has been modified so as to differ from the amount specified in such Receivable as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Servicemembers Civil Relief Act or (iii) modifications or extensions of the Receivable permitted by Section 4.2(b), the Scheduled Receivables Payment with respect to such Collection Period shall refer to the Obligor’s payment obligation with respect to such Collection Period as so modified.

“Seller” means AFS SenSub Corp., a Nevada corporation, and its successors in interest to the extent permitted hereunder.

“Service Contract” means, with respect to a Financed Vehicle, the agreement, if any, financed under the related Receivable that provides for the repair of such Financed Vehicle.

“Servicer” means AmeriCredit Financial Services, Inc., as the servicer of the Receivables, and each successor servicer pursuant to Section 9.3.

“Servicer Termination Event” means an event specified in Section 9.1.

“Servicer’s Certificate” means an Officers’ Certificate of the Servicer delivered pursuant to Section 4.9, substantially in the form of Exhibit A.

“Servicing Fee” has the meaning specified in Section 4.8.

“Servicing Fee Rate” means 2.25% per annum.

“Simple Interest Method” means the method of allocating a fixed level payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest on such obligation multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment under the obligation was made.

“Sold Receivable” means a Receivable that was more than 60 days delinquent and was sold to an unaffiliated third party by the Issuer, at the Servicer’s direction, as of the close of business on the last day of a Collection Period and in accordance with the provisions of Section 4.3(c) hereof.

“Specified Reserve Balance” means, with respect to any Distribution Date, $25,330,037.73; provided, that the Specified Reserve Balance will in no event exceed the outstanding principal amount of the Notes on such Distribution Date after giving effect to distributions pursuant to clauses (i) through (xviii) of Section 5.7(a) hereof.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, Inc., a Standard & Poor’s Financial Services, LLC business, or its successor.

“Step-Down Amount” means, with respect to any Distribution Date, the excess, if any, of (x) the Required Pro Forma Note Balance over (y) the Pro Forma Note Balance on such Distribution Date, calculated for this purpose only without deduction for any Step-Down Amount (i.e., assuming that the entire amount described in clause (x) of the definition of “Principal Distributable Amount” is distributed as principal on the Notes); provided, however, that the Step-Down Amount in no event may exceed the amount that would reduce the positive difference, if any, of the Pool Balance minus the Pro Forma Note Balance, to an amount less than $6,332,509.43, which is 0.50% of the initial Pool Balance.

“Supplemental Servicing Fee” means, with respect to any Collection Period, all administrative fees, expenses and charges paid by or on behalf of Obligors, including late fees, prepayment fees and liquidation fees collected on the Receivables during such Collection Period but excluding any fees or expenses related to extensions.

“Third-Party Lender” means an entity that originated a loan to a consumer for the purchase of a motor vehicle and sold the loan to AmeriCredit or an Originating Affiliate pursuant to an Auto Loan Purchase and Sale Agreement.

“Third-Party Lender Assignment” means, with respect to a Receivable, the executed assignment executed by a Third-Party Lender conveying such Receivable to AmeriCredit or an Originating Affiliate.

“Titled Third-Party Lender” means a Third-Party Lender that has agreed to assist AmeriCredit or any successor servicer, to the extent necessary, with any repossession or legal action in respect of Financed Vehicles with respect to which such Third-Party Lender has assigned its full interest therein to AmeriCredit or an Originating Affiliate and is listed as first lienholder or secured party on the Lien Certificate relating to such Financed Vehicle.

“Total Available Funds” has the meaning assigned thereto in Section 5.7(a).

“Trust” means the Issuer.

“Trust Account Property” means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

“Trust Accounts” has the meaning assigned thereto in Section 5.1.

“Trust Agreement” means the Trust Agreement dated as of May 14, 2012, between the Seller and the Owner Trustee, as amended and restated as of June 6, 2012 as the same may be amended and supplemented from time to time.

“Trust Collateral Agent” means the Person acting as Trust Collateral Agent hereunder, its successors in interest and any successor Trust Collateral Agent hereunder.

“Trust Officer” means, (i) in the case of the Trust Collateral Agent, the chairman or vice-chairman of the board of directors, any managing director, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trust Collateral Agent customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, and (ii) in the case of the Owner Trustee, any officer in the corporate trust office of the Owner Trustee or any agent of the Owner Trustee under a power of attorney with direct responsibility for the administration of this Agreement or any of the Basic Documents on behalf of the Owner Trustee.

“Trust Property” means the property and proceeds conveyed pursuant to Section 2.1, together with certain monies paid after the Cutoff Date, the Collection Account (including all Eligible Investments therein and all proceeds therefrom), the Lockbox Account, the Reserve Account (including all Eligible Investments therein and all proceeds therefrom), the Note Distribution Account (including all Eligible Investments therein and all proceeds therefrom) and certain other rights under this Agreement.

“Trustee” means the Person acting as Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

“UCC” means the Uniform Commercial Code as in effect in the relevant jurisdiction on the date of the Agreement.

“Underwriting Agreement” means the Underwriting Agreement, dated as of June 19, 2012, among the Seller, the Servicer, Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein.

SECTION 1.2. Other Definitional Provisions.

(a) Capitalized terms used herein and not otherwise defined herein have meanings assigned to them in the Indenture, or, if not defined therein, in the Trust Agreement.

(b) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c) As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

(d) The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation.”

(e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

Conveyance of Receivables

SECTION 2.1. Conveyance of Receivables. In consideration of the Issuer’s delivery to or upon the order of the Seller on the Closing Date of the net proceeds from the sale of the Notes and the other amounts to be distributed from time to time to the Seller in accordance with the terms of this Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the Seller’s obligations set forth herein) and the Issuer hereby purchases, all right, title and interest of the Seller in and to the following property, whether now owned or existing or hereafter acquired or arising:

(a) the Receivables and all moneys received thereon after the Cutoff Date;

(b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

(c) any proceeds and the right to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Receivables;

(d) any proceeds received from a Dealer pursuant to a Dealer Agreement or a Third-Party Lender pursuant to an Auto Loan Purchase and Sale Agreement as a result of a breach of representation or warranty in the related Dealer Agreement or Auto Loan Purchase and Sale Agreement;

(e) all rights under any Service Contracts on the related Financed Vehicles;

(f) the related Receivable Files;

(g) all of the Seller’s right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, and the delivery requirements, representations and warranties and the cure and repurchase obligations of AmeriCredit under the Purchase Agreement;

(h) all of the Seller’s (i) Accounts, (ii) Chattel Paper, (iii) Documents, (iv) Instruments and (v) General Intangibles (as such terms are defined in the UCC) relating to the property described in (a) through (g); and

(i) all proceeds and investments with respect to items (a) through (h).

SECTION 2.2. [Reserved]

SECTION 2.3. Further Encumbrance of Trust Property.

(a) Immediately upon the conveyance to the Trust by the Seller of any item of the Trust Property pursuant to Section 2.1, all right, title and interest of the Seller in and to such item of Trust Property shall terminate, and all such right, title and interest shall vest in the Trust, in accordance with the Trust Agreement and Sections 3802 and 3805 of the Statutory Trust Statute (as defined in the Trust Agreement).

(b) Immediately upon the vesting of the Trust Property in the Trust, the Trust shall have the sole right to pledge or otherwise encumber, such Trust Property. Pursuant to the Indenture, the Trust shall grant a security interest in the Trust Property to the Trust Collateral Agent securing the repayment of the Notes. The Certificate shall represent the beneficial ownership interest in the Trust Property, and the Certificateholder shall be entitled to receive distributions with respect thereto as set forth herein.

(c) Following the payment in full of the Notes and the release and discharge of the Indenture, all covenants of the Issuer under Article III of the Indenture shall, until payment in full of the Certificate, remain as covenants of the Issuer for the benefit of the Certificateholder, enforceable by the Certificateholder to the same extent as such covenants were enforceable by the Noteholders prior to the discharge of the Indenture. Any rights of the Trustee under Article III of the Indenture, following the discharge of the Indenture, shall vest in the Certificateholder.

(d) The Trust Collateral Agent shall, at such time as there are no Notes or Certificate outstanding and all sums due to (i) the Trustee pursuant to the Indenture and (ii) the Trust Collateral Agent pursuant to this Agreement and (iii) the Backup Servicer pursuant to this Agreement, have been paid, release any remaining portion of the Trust Property to the Seller.

SECTION 2.4. Intention of the Parties.

The execution and delivery of this Agreement shall constitute an acknowledgment by the Seller and the Issuer that they intend that the assignment and transfer herein contemplated constitute a sale and assignment outright, and not for security, of the Receivables and Other Conveyed Property, for non-tax purposes, conveying good title thereto free and clear of any Liens, from the Seller to the Issuer, and that the Receivables and the Other Conveyed Property shall not be a part of the Seller’s estate in the event of a bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, or the occurrence of another similar event, of, or with respect to the Seller. In the event that such conveyance is determined to be made as security for a loan made by the Issuer, the Noteholders or the Certificateholder to the Seller, the Seller hereby grants to the Issuer a security interest in all of the Seller’s right, title and interest in and to the following property for the benefit of the Issuer Secured Parties, whether now owned or existing or hereafter acquired or arising, and this Agreement shall constitute a security agreement under applicable law (collectively, the “Sale and Servicing Agreement Collateral”):

(i) the Receivables and all moneys received thereon after the Cutoff Date;

(ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

(iii) any proceeds and the right to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Receivables;

(iv) any proceeds from any Receivable repurchased by a Dealer pursuant to a Dealer Agreement or a Third-Party Lender pursuant to an Auto Loan Purchase and Sale Agreement as a result of a breach of representation or warranty in the related Dealer Agreement or Auto Loan Purchase and Sale Agreement;

(v) all rights under any Service Contracts on the related Financed Vehicles;

(vi) the related Receivable Files;

(vii) all of the Seller’s right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, and the delivery requirements, representations and warranties and the cure and repurchase obligations of AmeriCredit under the Purchase Agreement;

(viii) all of the Seller’s (a) Accounts, (b) Chattel Paper, (c) Documents, (d) Instruments and (e) General Intangibles (as such terms are defined in the UCC) relating to the property described in (i) through (vii); and

(ix) all proceeds and investments with respect to items (i) through (viii).

ARTICLE III

The Receivables

SECTION 3.1. Representations and Warranties of Seller. The Seller hereby represents and warrants that each of the representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B is true and correct on which the Issuer is deemed to have relied in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Trust Collateral Agent pursuant to the Indenture and shall not be waived.

SECTION 3.2. Repurchase upon Breach.

(a) The Seller, the Servicer, the Backup Servicer, the Trust Collateral Agent or the Owner Trustee, as the case may be, shall inform the other parties to this Agreement promptly, by notice in writing, upon the discovery of any breach of the Seller’s representations and warranties made pursuant to Section 3.1. As of the last day of the second (or, if the Seller so elects, the first) month following the discovery by the Seller or receipt by the Seller of notice of such breach, unless such breach is cured by such date, the Seller shall have an obligation to repurchase any Receivable in which the interests of the Noteholders are materially and adversely affected by any such breach as of such date. The “second month” shall mean the month following the month in which discovery occurs or notice is given, and the “first month” shall mean the month in which discovery occurs or notice is given. In consideration of and simultaneously with the repurchase of the Receivable, the Seller shall remit, or cause AmeriCredit to remit, to the Collection Account the Purchase Amount in the manner specified in Section 5.6 and the Issuer shall execute such assignments and other documents reasonably requested by such person in order to effect such repurchase. The sole remedy of the Issuer, the Owner Trustee, the Trust Collateral Agent, the Trustee, the Backup Servicer or the Noteholders with respect to a breach of representations and warranties pursuant to Section 3.1 and the agreement contained in this Section shall be the repurchase of Receivables pursuant to this Section, subject to the conditions contained herein or to enforce the obligation of AmeriCredit to the Seller to repurchase such Receivables pursuant to the Purchase Agreement. Neither the Owner Trustee, the Trust Collateral Agent nor the Trustee shall have a duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Receivable pursuant to this Section.

In addition to the foregoing and notwithstanding whether the related Receivable shall have been purchased by the Seller, the Seller shall indemnify the Trust, the Trustee, the Backup Servicer, the Trust Collateral Agent and the officers, directors, agents and employees thereof, and the Noteholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach.

(b) Pursuant to Section 2.1 of this Agreement, the Seller conveyed to the Trust all of the Seller’s right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement including the Seller’s rights under the Purchase Agreement and the delivery requirements, representations and warranties and the cure or repurchase obligations of AmeriCredit thereunder. The Seller hereby represents and warrants to the Trust that such assignment is valid, enforceable and effective to permit the Trust to enforce such obligations of AmeriCredit under the Purchase Agreement. Any purchase by AmeriCredit pursuant to the Purchase Agreement shall be deemed a purchase by the Seller pursuant to this Section 3.2 and the definition of Purchased Receivable.

SECTION 3.3. Custody of Receivable Files.

(a) In connection with the sale, transfer and assignment of the Receivables and the Other Conveyed Property to the Trust pursuant to this Agreement and simultaneously with the execution and delivery of this Agreement, the Trust Collateral Agent shall enter into the Custodian Agreement with the Custodian, dated as of June 6, 2012, pursuant to which the Trust Collateral Agent shall revocably appoint the Custodian, and the Custodian shall accept such appointment, to act as the agent of the Trust Collateral Agent as custodian of the following documents or instruments in its possession or control (the “Receivable Files”) which shall be delivered to the Custodian as agent of the Trust Collateral Agent on or before the Closing Date (with respect to each Receivable):

(i) The fully executed original (or with respect to “electronic chattel paper”, the authoritative copy) of the Contract; and

(ii) The Lien Certificate (when received), and otherwise such documents, if any, that AmeriCredit keeps on file in accordance with its customary procedures indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of AmeriCredit, an Originating Affiliate or a Titled Third-Party Lender (which may be accomplished by the use of a properly registered “doing business as” (“DBA”) name in the applicable jurisdiction) as first lienholder or secured party (including any Lien Certificate received by AmeriCredit), or, if such Lien Certificate has not yet been received, a copy of the application therefor, showing AmeriCredit, an Originating Affiliate or a Titled Third-Party Lender (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) as secured party.

(b) If the Trust Collateral Agent is acting as the Custodian pursuant to Section 8 of the Custodian Agreement, the Trust Collateral Agent shall be deemed to have assumed the obligations of the Custodian (except for any liabilities incurred by the predecessor Custodian) specified in the Custodian Agreement until such time as a successor Custodian has been appointed. Upon payment in full of any Receivable, the Servicer will notify the Custodian pursuant to a certificate of an officer of the Servicer (which certificate shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to Section 4.1 have been so deposited) and shall request delivery of the Receivable and Receivable File to the Servicer. Upon the sale of any Receivable pursuant to Section 4.3(c) hereof, the Servicer will notify the Custodian pursuant to a certificate of an officer of the Servicer (which certificate shall include a statement to the effect that all amounts received in connection with such sale which are required to be deposited in the Collection Account pursuant to Section 4.3(c) have been so deposited) and shall request delivery of the Receivable and Receivable File to the purchaser of such Receivable. From time to time as appropriate for servicing and enforcing any Receivable, the Custodian shall, upon written request of an officer of the Servicer and delivery to the Custodian of a receipt signed by such officer, cause the original Receivable and the related Receivable File to be released to the Servicer. The Servicer’s receipt of a Receivable and/or Receivable File shall obligate the Servicer to return the original Receivable and the related Receivable File to the Custodian when its need by the Servicer has ceased unless the Receivable is repurchased as described in Section 3.2, 4.2 or 4.7.

ARTICLE IV

Administration and Servicing of Receivables

SECTION 4.1. Duties of the Servicer and the Backup Servicer

(a) The Servicer is hereby authorized to act as agent for the Trust and in such capacity shall manage, service, administer and make collections on the Receivables, and perform the other actions required by the Servicer under this Agreement. The Servicer agrees that its servicing of the Receivables shall be carried out in accordance with customary and usual procedures of institutions which service motor vehicle retail installment sales contracts and, to the extent more exacting, the degree of skill and attention that the Servicer exercises from time to time with respect to all comparable motor vehicle receivables that it services for itself or others. In performing such duties, so long as AmeriCredit is the Servicer, it shall substantially comply with the policies and procedures described on Schedule C, as such policies and procedures may be updated from time to time. The Servicer’s duties shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting any required tax information to Obligors, monitoring the collateral, complying with the terms of the Lockbox Agreements, accounting for collections and furnishing monthly and annual statements to the Trust Collateral Agent and the Trustee with respect to distributions, monitoring the status of Insurance Policies with respect to the Financed Vehicles and performing the other duties specified herein.

The Servicer, or if AmeriCredit is no longer the Servicer, AmeriCredit, at the request of the Servicer, shall also administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Dealer Agreements and Auto Loan Purchase and Sale Agreements (and shall maintain possession of the Dealer Agreements and Auto Loan Purchase and Sale Agreements, to the extent it is necessary to do so), the Dealer Assignments, the Third-Party Lender Assignments and the Insurance Policies, to the extent that such Dealer Agreements, Auto Loan Purchase and Sale Agreements, Dealer Assignments, Third-Party Lender Assignments and Insurance Policies relate to the Receivables, the Financed Vehicles or the Obligors. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies, and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Trust to execute and deliver, on behalf of the Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor, except in accordance with the Servicer’s customary practices as reflected in the servicing policies and procedures attached hereto as Schedule C.

The Servicer is hereby authorized to commence, in its own name or in the name of the Trust, a legal proceeding to enforce a Receivable pursuant to Section 4.3 or to commence or participate in any other legal proceeding (including, without limitation, a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in such a legal proceeding in its own name, the Trust shall thereupon be deemed to have automatically assigned such Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Trust to execute and deliver in the Servicer’s name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Trust Collateral Agent and the Owner Trustee shall furnish the Servicer with any limited powers of attorney and other documents which the Servicer may reasonably request and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

As set forth in Section 9.3, in the event the Servicer fails to perform its obligations hereunder, the Backup Servicer shall be responsible for the Servicer’s duties in this Agreement as if it were the Servicer, provided that the Backup Servicer shall not be liable for the Servicer’s breach of its obligations.

(b) The Backup Servicer shall have the following duties: (i) prior to the Closing Date, the Backup Servicer shall have conducted an on-site visit of the Servicer’s operations in connection with this or similar Agreements, (ii) the Backup Servicer shall conduct periodic on-site visits not more than once every 12 months to meet with appropriate operations personnel to discuss any changes in processes and procedures that have occurred since the last visit, (iii) prior to the Closing Date, the Backup Servicer shall have completed all data-mapping, and (iv) not more than once per year, the Backup Servicer shall update or amend the data-mapping by effecting a data-map refresh upon receipt of written notice from the Servicer specifying updated or amended fields, if any, in (a) fields in the Monthly Tape or (b) fields confirmed in the original data-mapping referred to in clause (iii) above. Each on-site visit shall be at the cost of AmeriCredit.

SECTION 4.2. Collection of Receivable Payments; Modifications of Receivables; Lockbox Agreements.

(a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable automobile receivables that it services for itself or others and otherwise act with respect to the Receivables, the Dealer Agreements, the Dealer Assignments, the Auto Loan Purchase and Sale Agreements, the Third-Party Lender Assignments, the Insurance Policies and the Other Conveyed Property in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto, including directing the Issuer to sell the Receivables pursuant to Section 4.3(c) hereof. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

(b) The Servicer may (A) at any time agree to a modification or amendment of a Receivable in order to (i) not more than once per year, change the Obligor’s regular monthly due date to a date that shall in no event be later than 30 days after the original monthly due date of that Receivable or (ii) re-amortize the Scheduled Receivables Payments on the Receivable (x) following a partial prepayment of principal, in accordance with its customary procedures or (y) following the Obligor’s reinstatement based on local laws or (B) may direct the Issuer to sell the Receivables pursuant to Section 4.3 hereof, if the Servicer believes in good faith that such extension, modification, amendment or sale is necessary to avoid a default on such Receivable, will maximize the amount to be received by the Trust with respect to such Receivable, and is otherwise in the best interests of the Trust.

(c) The Servicer may grant payment extensions on, or other modifications or amendments to, a receivable (in addition to those modifications permitted by Section 4.2(b) hereof), in accordance with its customary procedures if the Servicer believes in good faith that such extension, modification or amendment is necessary to avoid a default on such Receivable, will maximize the amount to be received by the Trust with respect to such Receivable, and is otherwise in the best interests of the Trust; provided, however, that:

(i) The aggregate period of all extensions on a Receivable shall not exceed eight months; and

(ii) In no event may a Receivable be extended beyond the Collection Period immediately preceding the latest Final Scheduled Distribution Date.

(d) The Servicer, acting as agent for the Trust pursuant to the Lockbox Account Agreement, shall use its best efforts to notify or direct Obligors to make all payments on the Receivables, whether by check or by direct debit of the Obligor’s bank account, to be made directly to one or more Lockbox Banks or Lockbox Processors pursuant to the Lockbox Agreements. The Servicer shall use its best efforts to notify or direct any Lockbox Bank or Lockbox Processor to deposit all payments on the Receivables in the Lockbox Account no later than the Business Day after receipt, and to cause all amounts credited to the Lockbox Account on account of such payments to be transferred to the Collection Account no later than the second Business Day after receipt of such payments. The Lockbox Account shall be a demand deposit account held by the Lockbox Bank.

Prior to the Closing Date, the Servicer shall have notified each Obligor that makes its payments on the Receivables by check to make such payments thereafter directly to the Lockbox Processor (except in the case of Obligors that have already been making such payments to the Lockbox Processor), and shall have provided each such Obligor with remittance invoices in order to enable such Obligors to make such payments directly to the Lockbox Processor for deposit into the Lockbox Account, and the Servicer will continue, not less often than every three months, to so notify those Obligors who have failed to make payments to the Lockbox Processor. If at any time, an Obligor’s bank account cannot be accessed by direct debit and if such inability is not cured within 15 days or cannot be cured by execution by the Obligor of a new authorization for automatic payment, the Servicer shall notify such Obligor that it cannot make payment by direct debit and must thereafter make payment by check.

Notwithstanding any Lockbox Agreement, or any of the provisions of this Agreement relating to the Lockbox Agreements, the Servicer shall remain obligated and liable to the Trust, the Trust Collateral Agent and Noteholders for servicing and administering the Receivables and the Other Conveyed Property in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue thereof; provided, however, that the foregoing shall not apply to any Backup Servicer for so long as a Lockbox Bank and the Lockbox Processor are performing their respective obligations pursuant to the terms of the Lockbox Agreements.

In the event of a termination of the Servicer, the successor Servicer shall assume all of the rights and obligations of the outgoing Servicer under the Lockbox Agreements subject to the terms hereof. In such event, the successor Servicer shall be deemed to have assumed all of the outgoing Servicer’s interest therein and to have replaced the outgoing Servicer as a party to each such Lockbox Agreement to the same extent as if such Lockbox Agreements had been assigned to the successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Lockbox Bank or the Lockbox Processor under such Lockbox Agreements. The outgoing Servicer shall, upon request of the Trust Collateral Agent, but at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to each such Lockbox Agreement and an accounting of amounts collected and held by the Lockbox Processor and the Lockbox Bank and otherwise use its best efforts to effect the orderly and efficient transfer of the Lockbox Agreements to the successor Servicer. In the event that the Majority Noteholders elect to change the identity of the Lockbox Bank or Lockbox Processor, the outgoing Servicer, at its expense, shall cause the Lockbox Bank or Lockbox Processor to deliver, at the direction of the Majority Noteholders to the Trust Collateral Agent or a successor Lockbox Bank or Lockbox Processor, all documents and records relating to the Receivables and all amounts held (or thereafter received) by the Lockbox Bank or the Lockbox Processor (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the lockbox arrangements and the Servicer shall notify the Obligors to make payments to the lockbox arrangements established by the successor.

(e) The Servicer shall remit all payments by or on behalf of the Obligors received directly by the Servicer to the Lockbox Bank as soon as practicable, but in no event later than the second Business Day after receipt thereof, and such amounts shall be deposited into the Lockbox Account and transferred from the Lockbox Account to the Collection Account in accordance with Section 4.2(d) hereof.

(f) AmeriCredit shall not cause or permit the substitution of the Financed Vehicle relating to a Receivable unless: (i) the substitution is a replacement of the Financed Vehicle originally financed under the related Receivable; (ii) the Financed Vehicle originally financed under the related Receivable was either (x) insured under an Insurance Policy as required under Section 4.4(a) at the time of a casualty loss that is treated as a total loss under such Insurance Policy, (y) deemed to be a “lemon” pursuant to applicable state law and repurchased by the related Dealer or (z) the subject of an order by a court of competent jurisdiction directing AmeriCredit to substitute another vehicle under the related Receivable; (iii) the related Receivable is not more than 30 days delinquent; (iv) the Obligor is deemed to be in “good standing” by the Servicer and is not in breach of any requirement under the related Receivable; (v) the replacement Financed Vehicle has a book value (N.A.D.A.) at least equal to the book value (N.A.D.A.) of the Financed Vehicle that is being replaced, measured immediately before the casualty loss or replacement by the Dealer and (vi) as of the date of such substitution, the replacement Financed Vehicle’s mileage is no greater than the mileage on the Financed Vehicle that is being replaced; provided, however, that if the substitution is made pursuant to clause (ii)(z), above, clauses (iii) through (vi) inclusive, shall not be applicable. AmeriCredit shall not cause or permit the substitution of Financed Vehicles relating to Receivables having an original aggregate Principal Balance greater than two percent (2%) of the Original Pool Balance, (the “Substitution Limit”). In the event that the Substitution Limit is exceeded for any reason, (i) AmeriCredit shall, on or before the next following Accounting Date, repurchase a sufficient number of such Receivables to cause the aggregate original Principal Balances of such Receivables to be less than the Substitution Limit or (ii) if AmeriCredit is not the Servicer and the Servicer has caused substitutions to be made hereunder pursuant to the circumstances described in clause (ii)(x), above, the Servicer shall, on or before the next following Accounting Date, repurchase a sufficient number of such Receivables to cause the aggregate original Principal Balances of such Receivables to be less than the Substitution Limit.

SECTION 4.3. Realization upon Receivables.

(a) In addition to the Servicer’s ability to direct the Issuer to sell Receivables pursuant to Section 4.3(c) hereof, and consistent with the standards, policies and procedures required by this Agreement, the Servicer shall use its best efforts to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable; provided, however, that the Servicer may elect not to repossess a Financed Vehicle if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance or if it instead elects to direct the Issuer to sell the Receivables pursuant to Section 4.3(c). The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 4.1, which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers and Third-Party Lenders, the sale of the related Financed Vehicle at public or private sale, the submission of claims under an Insurance Policy and other actions by the Servicer in order to realize upon such a Receivable. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it expects in its sole discretion, that such repair and/or repossession shall increase the proceeds of liquidation of the related Receivable by an amount greater than the amount of such expenses. All amounts received upon liquidation of a Financed Vehicle shall be remitted directly by the Servicer to the Collection Account without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds, but only out of the cash proceeds of such Financed Vehicle, any deficiency obtained from the Obligor or any amounts received from the related Dealer or Third-Party Lender, which amounts in reimbursement may be retained by the Servicer (and shall not be required to be deposited as provided in Section 4.2(e)) to the extent of such expenses. The Servicer shall pay on behalf of the Trust any personal property taxes assessed on repossessed Financed Vehicles. The Servicer shall be entitled to reimbursement of any such tax from Net Liquidation Proceeds with respect to such Receivable.

(b) If the Servicer, or if AmeriCredit is no longer the Servicer, AmeriCredit at the request of the Servicer, elects to commence a legal proceeding to enforce a Dealer Agreement, Auto Loan Purchase and Sale Agreement, Dealer Assignment or Third-Party Lender Assignment, the act of commencement shall be deemed to be an automatic assignment from the Trust to the Servicer, or to AmeriCredit at the request of the Servicer, of the rights under such Dealer Agreement, Auto Loan Purchase and Sale Agreement, Dealer Assignment or Third-Party Lender Assignment for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer or AmeriCredit, as appropriate, may not enforce a Dealer Agreement, Auto Loan Purchase and Sale Agreement, Dealer Assignment or Third-Party Lender Assignment on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement, Auto Loan Purchase and Sale Agreement, Dealer Assignment or Third-Party Lender Assignment, the Owner Trustee and/or the Trust Collateral Agent, at AmeriCredit’s expense, or the Seller, at the Seller’s expense, shall take such steps as the Servicer deems reasonably necessary to enforce the Dealer Agreement, Auto Loan Purchase and Sale Agreement, Dealer Assignment or Third-Party Lender Assignment, including bringing suit in its name or the name of the Seller or of the Trust and the Owner Trustee and/or the Trust Collateral Agent for the benefit of the Noteholders. All amounts recovered shall be remitted directly by the Servicer as provided in Section 4.2(e).

(c) Consistent with the standards, policies and procedures required by this Agreement, the Servicer may use its best efforts to locate a third party purchaser that is not affiliated with the Servicer, the Seller or the Issuer to purchase from the Issuer any Receivable that has become more than 60 days delinquent, and shall have the right to direct the Issuer to sell any such Receivable to the third-party purchaser; provided, that no more than 20% of the number of Receivables in the pool as of the Cutoff Date may be sold by the Issuer pursuant to this Section 4.3(c) in the aggregate; provided further, that the Servicer may elect to not direct the Issuer to sell a Receivable that has become more than 60 days delinquent if in its good faith judgment the Servicer determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. In selecting Receivables to be sold to a third party purchaser pursuant to this Section 4.3(c), the Servicer shall use commercially reasonable efforts to locate purchasers for the most delinquent Receivables first. In any event, the Servicer shall not use any procedure in selecting Receivables to be sold to third party purchasers which is materially adverse to the interest of the Noteholders. The Issuer shall sell each Sold Receivable for the greatest market price possible; provided, however, that aggregate Sale Amounts received by the Issuer for all Receivables sold to a single third-party purchaser on a single date must be at least equal to the sum of the Minimum Sale Prices for all such Receivables. The Servicer shall remit or cause the third-party purchaser to remit all sale proceeds from the sale of Receivables to the Collection Account without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof.

SECTION 4.4. Insurance.

(a) The Servicer shall require, in accordance with its customary servicing policies and procedures, that each Financed Vehicle be insured by the related Obligor under the Insurance Policies referred to in Paragraph 27 of the Schedule of Representations and Warranties and shall monitor the status of such physical loss and damage insurance coverage thereafter, in accordance with its customary servicing procedures. Each Receivable requires the Obligor to maintain such physical loss and damage insurance, naming AmeriCredit, an Originating Affiliate or a Titled Third-Party Lender (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) and its successors and assigns as additional insureds, and permits the holder of such Receivable to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to maintain such insurance. If the Servicer shall determine that an Obligor has failed to obtain or maintain a physical loss and damage Insurance Policy covering the related Financed Vehicle which satisfies the conditions set forth in clause (i)(a) of such Paragraph 27 (including, without limitation, during the repossession of such Financed Vehicle) the Servicer may enforce the rights of the holder of the Receivable under the Receivable to require the Obligor to obtain such physical loss and damage insurance in accordance with its customary servicing policies and procedures. The Servicer may maintain a vendor’s single interest or other collateral protection insurance policy with respect to all Financed Vehicles (“Collateral Insurance”) which policy shall by its terms insure against physical loss and damage in the event any Obligor fails to maintain physical loss and damage insurance with respect to the related Financed Vehicle. The Servicer shall cause itself, an Originating Affiliate or a Titled Third-Party Lender, and may cause the Trust Collateral Agent (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction), to be named as named insured under all policies of Collateral Insurance. Costs incurred by the Servicer in maintaining such Collateral Insurance shall be paid by the Servicer.

(b) The Servicer may, if an Obligor fails to obtain or maintain a physical loss and damage Insurance Policy, obtain insurance with respect to the related Financed Vehicle and advance on behalf of such Obligor, as required under the terms of the insurance policy, the premiums for such insurance (such insurance being referred to herein as “Force-Placed Insurance”). All policies of Force-Placed Insurance shall be endorsed with clauses providing for loss payable to the Servicer. Any cost incurred by the Servicer in maintaining such Force-Placed Insurance shall only be recoverable out of premiums paid by the Obligors or Net Liquidation Proceeds with respect to the Receivable, as provided in Section 4.4(c).

(c) In connection with any Force-Placed Insurance obtained hereunder, the Servicer may, in the manner and to the extent permitted by applicable law, require the Obligors to repay the entire premium to the Servicer. In no event shall the Servicer include the amount of the premium in the Amount Financed under the Receivable. For all purposes of this Agreement, the Insurance Add-On Amount with respect to any Receivable having Force-Placed Insurance will be treated as a separate obligation of the Obligor and will not be added to the Principal Balance of such Receivable, and amounts allocable thereto will not be available for distribution on the Notes and the Certificate. The Servicer shall retain and separately administer the right to receive payments from Obligors with respect to Insurance Add-On Amounts or rebates of Forced-Placed Insurance premiums. If an Obligor makes a payment with respect to a Receivable having Force-Placed Insurance, but the Servicer is unable to determine whether the payment is allocable to the Receivable or to the Insurance Add-On Amount, the payment shall be applied first to any unpaid Scheduled Receivables Payments and then to the Insurance Add-On Amount. Net Liquidation Proceeds on any Receivable will be used first to pay the Principal Balance and accrued interest on such Receivable and then to pay the related Insurance Add-On Amount. If an Obligor under a Receivable with respect to which the Servicer has placed Force-Placed Insurance fails to make scheduled payments of such Insurance Add-On Amount as due, and the Servicer has determined that eventual payment of the Insurance Add-On Amount is unlikely, the Servicer may, but shall not be required to, purchase such Receivable from the Trust for the Purchase Amount on any subsequent Determination Date. Any such Receivable, and any Receivable with respect to which the Servicer has placed Force-Placed Insurance which has been paid in full (excluding any Insurance Add-On Amounts) will be assigned to the Servicer.

(d) The Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent of the Trust. If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Trust under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Owner Trustee and/or the Trust Collateral Agent, at the Servicer’s expense, or the Seller, at the Seller’s expense, shall take such steps as the Servicer deems necessary to enforce such Insurance Policy, including bringing suit in its name or the name of the Trust and the Owner Trustee and/or the Trust Collateral Agent for the benefit of the Noteholders.

SECTION 4.5. Maintenance of Security Interests in Vehicles.

(a) Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps on behalf of the Trust as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle, including, but not limited to, obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all security agreements, financing statements and continuation statements as are necessary to maintain the security interest granted by the Obligors under the respective Receivables. The Trust Collateral Agent hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect such security interest on behalf of the Trust as necessary because of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Trust is insufficient, without a notation on the related Financed Vehicle’s certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Trust, the Servicer hereby agrees that the designation of AmeriCredit, an Originating Affiliate or a Titled Third-Party Lender (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) as the secured party on the Lien Certificate is in its capacity as Servicer as agent of the Trust.

(b) Upon the occurrence of a Servicer Termination Event, the Trust Collateral Agent and the Servicer shall take or cause to be taken such action as may, in the Opinion of Counsel to the Majority Noteholders, be necessary to perfect or re-perfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trust by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the Opinion of Counsel to the Majority Noteholders, be necessary or prudent.

AmeriCredit hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. AmeriCredit hereby appoints the Trust Collateral Agent as its attorney-in-fact to take any and all steps required to be performed by AmeriCredit pursuant to this Section 4.5(b) (it being understood that and agreed that the Trust Collateral Agent shall have no obligation to take such steps with respect to all perfection or reperfection, except as pursuant to the Basic Documents to which it is a party and to which AmeriCredit has paid all expenses), including execution of Lien Certificates or any other documents in the name and stead of AmeriCredit (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction), and the Trust Collateral Agent hereby accepts such appointment.

SECTION 4.6. Covenants, Representations, and Warranties of Servicer. By its execution and delivery of this Agreement, the Servicer makes the following representations, warranties and covenants on which the Trust Collateral Agent relies in accepting the Receivables and on which the Trustee relies in authenticating the Notes.

(a) The Servicer covenants as follows:

(i) Liens in Force. The Financed Vehicle securing each Receivable shall not be released in whole or in part from the security interest granted by the Receivable, except upon payment in full of the Receivable or as otherwise contemplated herein;

(ii) No Impairment. The Servicer shall do nothing to impair the rights of the Trust or the Noteholders in the Receivables, the Dealer Agreements, the Auto Loan Purchase and Sale Agreements, the Dealer Assignments, the Third-Party Lender Assignments, the Insurance Policies or the Other Conveyed Property except as otherwise expressly provided herein;

(iii) No Amendments. The Servicer shall not extend or otherwise amend the terms of any Receivable, except in accordance with Section 4.2; and

(iv) Restrictions on Liens. The Servicer shall not (A) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or restriction on transferability of the Receivables except for the Lien in favor of the Trust Collateral Agent for the benefit of the Noteholders and the restrictions on transferability imposed by this Agreement or (B) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names AmeriCredit or the Servicer as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables, except in each case any such instrument solely securing the rights and preserving the Lien of the Trust Collateral Agent, for the benefit of the Noteholders.

(b) The Servicer represents, warrants and covenants as of the Closing Date as to itself that the representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B are true and correct; provided that such representations and warranties contained therein and herein shall not apply to any entity other than AmeriCredit.

SECTION 4.7. Purchase of Receivables Upon Breach of Covenant. Upon discovery by any of the Servicer, a Responsible Officer of the Trust Collateral Agent, the Owner Trustee, a Responsible Officer of the Backup Servicer or a Responsible Officer of the Trustee of a breach of any of the covenants set forth in Sections 1, 2 or 3 of the Custodian Agreement or in Sections 4.5(a) or 4.6 hereof, the party discovering such breach shall give prompt written notice to the others; provided, however, that the failure to give any such notice shall not affect any obligation of AmeriCredit as Servicer under this Section. As of the second Accounting Date following its discovery or receipt of notice of any breach of any covenant set forth in Section 3(b) of the Custodian Agreement or Sections 4.5(a) or 4.6 hereof which materially and adversely affects the interests of the Noteholders in any Receivable (including any Liquidated Receivable) (or, at AmeriCredit’s election, the first Accounting Date so following) or the related Financed Vehicle, AmeriCredit shall, unless such breach shall have been cured in all material respects, purchase from the Trust the Receivable affected by such breach and, on the related Determination Date, AmeriCredit shall pay the related Purchase Amount. It is understood and agreed that the obligation of AmeriCredit to purchase any Receivable (including any Liquidated Receivable) with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against AmeriCredit for such breach available to the Noteholders, the Owner Trustee, the Backup Servicer or the Trust Collateral Agent; provided, however, that AmeriCredit shall indemnify the Trust, the Backup Servicer, the Owner Trustee, the Trust Collateral Agent, the Trustee and the Noteholders from and against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. Notwithstanding anything to the contrary contained herein, AmeriCredit will not be required to repurchase Receivables due solely to the Servicer’s not having received Lien Certificates that have been properly applied for from the Registrar of Titles in the applicable states for such Receivables unless (i) such Lien Certificates shall not have been received with respect to Receivables with Principal Balances which total more than 1.0% of the Aggregate Principal Balance as of the 180th day after the Closing Date, in which case AmeriCredit shall be required to repurchase a sufficient number of such Receivables to cause the aggregate Principal Balances of the remaining Receivables for which no such Lien Certificate shall have been received to be no greater than 1.0% of the Aggregate Principal Balance as of such date or (ii) such Lien Certificates shall not have been received as of the 240th day after the Closing Date. This Section shall survive the termination of this Agreement and the earlier removal or resignation of the Trustee and/or the Trust Collateral Agent and/or the Backup Servicer.

SECTION 4.8. Total Servicing Fee; Payment of Certain Expenses by Servicer. On each Distribution Date, the Servicer shall be entitled to receive out of the Collection Account the Base Servicing Fee and any Supplemental Servicing Fee for the related Collection Period (together, the “Servicing Fee”) pursuant to Section 5.7. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer, expenses incurred in connection with distributions and reports made by the Servicer to the Noteholders and all other fees and expenses of the Owner Trustee, the Backup Servicer, the Trust Collateral Agent or the Trustee, except taxes levied or assessed against the Trust, and claims against the Trust in respect of indemnification, which taxes and claims in respect of indemnification against the Trust are expressly stated to be for the account of AmeriCredit). The Servicer shall be liable for the fees and expenses of the Owner Trustee, the Backup Servicer, the Trust Collateral Agent, the Trustee, the Custodian, the Lockbox Bank (and any fees under the Lockbox Account Agreement), the Lockbox Processor (and any fees under the Lockbox Processing Agreement) and the Independent Accountants. Notwithstanding the foregoing, if the Servicer shall not be AmeriCredit, a successor to AmeriCredit as Servicer including the Backup Servicer permitted by Section 9.3 shall not be liable for taxes levied or assessed against the Trust or claims against the Trust in respect of indemnification, or the fees and expenses referred to above.

SECTION 4.9. Servicer’s Certificate. No later than noon Eastern time on each Determination Date, the Servicer shall deliver (facsimile delivery being acceptable) to the Trustee, the Owner Trustee, the Trust Collateral Agent and the Backup Servicer the monthly Servicer’s Certificate. The Servicer will also deliver the Servicer’s Certificate to each Rating Agency on the same date the Servicer’s Certificate is publicly available (provided that if the Servicer’s Certificate is not made publicly available, the Servicer will deliver it to each Rating Agency, no later than the 15th of each month (or if not a Business Day, the next succeeding Business Day)). The Servicer’s Certificate will be executed by a Responsible Officer of the Servicer and contain among other things: (i) all information necessary to enable the Trust Collateral Agent to make the distributions required by Sections 5.7(a) and 5.7(b), (ii) a listing of all Purchased Receivables and Sold Receivables purchased by the Servicer or sold by the Issuer as of the related Accounting Date, identifying the Receivables so purchased by the Servicer or sold by the Issuer, (iii) all information necessary to enable the Backup Servicer to verify the items specified in Section 4.13(ii) (as set forth in the Monthly Tape delivered pursuant to Section 4.13) and (iv) all information necessary to enable the Trust Collateral Agent to send the statements to Noteholders required by Section 5.9. Receivables purchased by the Servicer or by the Seller on the related Accounting Date and each Receivable which became a Liquidated Receivable or which was paid in full during the related Collection Period shall be identified by account number (as set forth in the Schedule of Receivables).

SECTION 4.10. Annual Statement as to Compliance, Notice of Servicer Termination Event.

(a) To the extent required by Section 1123 of Regulation AB, the Servicer, shall deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer and each Rating Agency, on or before March 31 of each year (regardless of whether the Seller has ceased filing reports under the Exchange Act), beginning on March 31, 2013, an officer’s certificate signed by any Responsible Officer of the Servicer, dated as of December 31 of the previous calendar year, stating that (i) a review of the activities of the Servicer during the preceding calendar year (or such other period as shall have elapsed from the Closing Date to the date of the first such certificate) and of its performance under this Agreement has been made under such officer’s supervision, and (ii) to such officer’s knowledge, based on such review, the Servicer has fulfilled in all material respects all its obligations under this Agreement throughout such period, or, if there has been a failure to fulfill any such obligation in any material respect, identifying each such failure known to such officer and the nature and status of such failure.

(b) The Servicer shall deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an officer’s certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under Section 9.1(a). The Seller or the Servicer shall deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer, the Servicer or the Seller (as applicable) and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an officer’s certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under any other clause of Section 9.1.

(c) The Servicer will deliver to the Issuer, on or before March 31 of each year, beginning on March 31, 2013, a report regarding the Servicer’s assessment of compliance with certain minimum servicing criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

(d) To the extent required by Regulation AB, the Servicer will cause any affiliated servicer or any other party deemed to be participating in the servicing function pursuant to Item 1122 of Regulation AB to provide to the Issuer, on or before March 31 of each year, beginning on March 31, 2013, a report regarding such party’s assessment of compliance with certain minimum servicing criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

(e) Wells Fargo Bank, National Association acknowledges, in its capacity as Backup Servicer and Trust Collateral Agent under this Agreement and in its capacity as Indenture Trustee under the Basic Documents, that to the extent it is deemed to be participating in the servicing function pursuant to Item 1122 of Regulation AB, it will take any action reasonably requested by the Servicer to ensure compliance with the requirements of Section 4.10(d) and Section 4.11(b) hereof and with Item 1122 of Regulation AB. Such required documentation will be delivered to the Servicer by March 15 of each calendar year.

SECTION 4.11. Annual Independent Public Accountants’ Reports.

(a) The Servicer shall cause a firm of nationally recognized independent certified public accountants (the “Independent Accountants”), who may also render other services to the Servicer or its Affiliates, to deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer, on or before March 31 (or 90 days after the end of the Issuer’s fiscal year, if other than December 31) of each year, beginning in March 31, 2013, a report, dated as of December 31 of the preceding calendar year, addressed to the board of directors of the Servicer, providing its attestation report on the servicing assessment delivered pursuant to Section 4.10(c), including disclosure of any material instance of non-compliance, as required by Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB. Such attestation will be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

(b) Each party required to deliver an assessment of compliance described in Section 4.10(d) shall cause Independent Accountants, who may also render other services to such party or its Affiliates, to deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer and the Servicer, on or before March 31 (or 90 days after the end of the Issuer’s fiscal year, if other than December 31) of each year, beginning in March 31, 2013, a report, dated as of December 31 of the preceding calendar year, addressed to the board of directors of such party, providing its attestation report on the servicing assessment delivered pursuant to Section 4.10(d), including disclosure of any material instance of non-compliance, as required by Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB. Such attestation will be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

(c) The Servicer shall cause a firm of Independent Accountants, who may also render other services to the Servicer or to the Seller, (1) to deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent and the Backup Servicer, on or before April 30 (or 120 days after the end of the Servicer’s fiscal year, if other than December 31) of each year, beginning on April 30, 2013, with respect to the twelve months ended the immediately preceding December 31 (or other applicable date) (or such other period as shall have elapsed from the Closing Date to the date of such certificate (which period shall not be less than six months)), a copy of the Form 10-K filed with the United States Securities and Exchange Commission for General Motors Financial Company, Inc., which filing includes a statement that such audit was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; and (2) upon request of the Trustee, the Owner Trustee, the Trust Collateral Agent or the Backup Servicer, to issue an acknowledgement to the effect that such firm has audited the books and records of General Motors Financial Company, Inc., in which the Servicer is included as a consolidated subsidiary, and issued its report pursuant to item (1) of this section and that the accounting firm is independent of the Seller and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

SECTION 4.12. Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to representatives of the Trustee, the Owner Trustee, the Trust Collateral Agent and the Backup Servicer reasonable access to the documentation regarding the Receivables. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

SECTION 4.13. Monthly Tape. No later than the second Business Day after each Distribution Date, the Servicer will deliver to the Trust Collateral Agent and the Backup Servicer a computer tape and a diskette (or any other electronic transmission acceptable to the Trust Collateral Agent and the Backup Servicer) in a format acceptable to the Trust Collateral Agent and the Backup Servicer containing the information with respect to the Receivables as of the preceding Accounting Date necessary for preparation of the Servicer’s Certificate relating to the immediately preceding Determination Date and necessary to review the application of collections as provided in Section 5.4 (the “Monthly Tape”). The Backup Servicer shall use such tape or diskette (or other electronic transmission acceptable to the Trust Collateral Agent and the Backup Servicer) to (i) confirm that such tape, diskette or other electronic transmission is in readable form, and (ii) calculate and confirm (A) the aggregate amount distributable as principal on the related Distribution Date to each Class of Notes, (B) the aggregate amount distributable as interest on the related Distribution Date to each Class of Notes, (C) any amounts distributable on the related Distribution Date which are to be paid with funds withdrawn from the Reserve Account, (D) the outstanding principal amount of each Class of Notes after giving effect to all distributions made pursuant to clause (A), above, (E) the Note Pool Factor for each Class of Notes after giving effect to all distributions made pursuant to clause (A), above, and (F) the aggregate Noteholders’ Principal Carryover Amount and the aggregate Noteholders’ Interest Carryover Amount on such Distribution Date after giving effect to all distributions made pursuant to clauses (A) and (B), above, respectively. The Backup Servicer shall certify to the Trustee that it has verified the Servicer’s Certificate in accordance with this Section and shall notify the Servicer and the Trustee of any discrepancies, in each case, on or before the fifth Business Day following the Distribution Date. In the event that the Backup Servicer reports any discrepancies, the Servicer and the Backup Servicer shall attempt to reconcile such discrepancies prior to the next succeeding Distribution Date, but in the absence of a reconciliation, the Servicer’s Certificate shall control for the purpose of calculations and distributions with respect to the next succeeding Distribution Date. In the event that the Backup Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer’s Certificate by the next succeeding Distribution Date, the Servicer shall cause the Independent Accountants, at the Servicer’s expense, to audit the Servicer’s Certificate and, prior to the last day of the month after the month in which such Servicer’s Certificate was delivered, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer’s Certificate for such next succeeding Determination Date. In addition, upon the occurrence of a Servicer Termination Event the Servicer shall, if so requested by the Controlling Party (acting at the written direction of the

Majority Noteholders), deliver to the Backup Servicer or any successor Servicer its Collection Records and its Monthly Records within 15 days after demand therefor and a computer tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Receivables. Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer.

ARTICLE V

Trust Accounts; Distributions; Statements to Noteholders

SECTION 5.1. Establishment of Trust Accounts.

(a) (i)

(i) The Trust Collateral Agent, on behalf of the Noteholders, shall establish and maintain in its own name an Eligible Deposit Account (the “Collection Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust Collateral Agent on behalf of the Noteholders. The Collection Account shall initially be established with the Trust Collateral Agent.

(ii) The Trust Collateral Agent, on behalf of the Noteholders, shall establish and maintain in its own name an Eligible Deposit Account (the “Note Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust Collateral Agent on behalf of the Noteholders. The Note Distribution Account shall initially be established with the Trust Collateral Agent.

(iii) The Trust Collateral Agent, on behalf of the Noteholders, shall establish and maintain in its own name an Eligible Deposit Account (the “Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust Collateral Agent on behalf of the Noteholders. The Reserve Account shall initially be established with the Trust Collateral Agent.

(b) Funds on deposit in the Collection Account, the Reserve Account and the Note Distribution Account (collectively, the “Trust Accounts”) shall be invested by the Trust Collateral Agent (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Servicer (pursuant to standing instructions or otherwise). All such Eligible Investments shall be held by or on behalf of the Trust Collateral Agent for the benefit of the Noteholders. Other than as permitted by the Rating Agencies, funds on deposit in any Trust Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the following Distribution Date. All Eligible Investments will be held to maturity. Each institution at which the relevant Trust Account is maintained shall invest the funds therein as directed in writing by the Servicer in Eligible Investments.

(c) All Investment Earnings of moneys deposited in each Trust Account shall be deposited (or caused to be deposited) in the Collection Account on each Distribution Date by the Trust Collateral Agent and applied as Available Funds on such Distribution Date, and any loss resulting from such investments shall be charged to the related Trust Account. The Servicer will not direct the Trust Collateral Agent to make any investment of any funds held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person, and, in connection with any direction to the Trust Collateral Agent to make any such investment, if requested by the Trust Collateral Agent, the Servicer shall deliver to the Trust Collateral Agent an Opinion of Counsel, acceptable to the Trust Collateral Agent, to such effect.

(d) The Trust Collateral Agent shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trust Collateral Agent’s negligence or bad faith or its failure to make payments on such Eligible Investments issued by the Trust Collateral Agent, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

(e) If (i) the Servicer shall have failed to give investment directions in writing for any funds on deposit in the Trust Accounts to the Trust Collateral Agent by 1:00 p.m. Eastern Time (or such other time as may be agreed by the Issuer and Trust Collateral Agent) on any Business Day; or (ii) a Default or Event of Default shall have occurred and is continuing with respect to the Notes but the Notes shall not have been declared due and payable, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or received from the Trust Property are being applied as if there had not been such a declaration; then the Trust Collateral Agent shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in the investment described in clause (d) of the definition of Eligible Investments.

(f)(i) The Trust Collateral Agent shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof for the benefit of the Noteholders and all such funds, investments, proceeds and income shall be part of the Owner Trust Estate. Except as otherwise provided herein, the Trust Accounts shall be under the sole dominion and control of the Trust Collateral Agent for the benefit of the Noteholders. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Trust Collateral Agent (or the Servicer on its behalf) shall within five Business Days (or such longer period as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Servicer agrees that, in the event that any of the Trust Accounts are not accounts with the Trust Collateral Agent, the Servicer shall notify the Trust Collateral Agent in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

(ii) With respect to the Trust Account Property, the Trust Collateral Agent agrees that:

(A) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts; and, except as otherwise provided herein, each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Trust Collateral Agent, and the Trust Collateral Agent shall have sole signature authority with respect thereto;

(B) any Trust Account Property that constitutes Physical Property shall be delivered to the Trust Collateral Agent in accordance with paragraph (a) of the definition of “Delivery” and shall be held, pending maturity or disposition, solely by the Trust Collateral Agent or a securities intermediary (as such term is defined in Section 8-102(14) of the UCC) acting solely for the Trust Collateral Agent;

(C) the “securities intermediary’s jurisdiction” for purposes of Section 8-110 of the UCC shall be the State of New York;

(D) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of “Delivery” and shall be maintained by the Trust Collateral Agent, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph;

(E) any Trust Account Property that is an “uncertificated security” or a “security entitlement” under Article 8 of the UCC and that is not governed by clause (D) above shall be delivered to the Trust Collateral Agent in accordance with paragraph (c) or (d), if applicable, of the definition of “Delivery” and shall be maintained by the Trust Collateral Agent, pending maturity or disposition, through continued registration of the Trust Collateral Agent’s (or its nominee’s) ownership of such security; and

(F) any cash that is Trust Account Property shall be considered a “financial asset” under Article 8 of the UCC.

(g) The Servicer shall have the power to instruct the Trust Collateral Agent to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer and the Trust Collateral Agent to carry out their respective duties hereunder.

SECTION 5.2. [Reserved]

SECTION 5.3. Certain Reimbursements to the Servicer. The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Distribution Date pursuant to Section 5.7(a)(i) upon certification by the Servicer of such amounts and the provision of such information to the Trust Collateral Agent. The Servicer will additionally be entitled to receive from amounts on deposit in the Collection Account with respect to a Collection Period any amounts paid by Obligors that were deposited in the Lockbox Account but that do not relate to (i) principal and interest payments due on the Receivables and (ii) any fees or expenses related to extensions due on the Receivables.

SECTION 5.4. Application of Collections. All collections for the Collection Period shall be applied by the Servicer as follows:

(a) With respect to each Receivable (other than a Purchased Receivable or a Sold Receivable), payments by or on behalf of the Obligor, (other than Supplemental Servicing Fees with respect to such Receivable, to the extent collected) shall be applied to interest and principal in accordance with the Simple Interest Method.

(b) All amounts collected that are payable to the Servicer as Supplemental Servicing Fees hereunder shall be deposited in the Collection Account and paid to the Servicer in accordance with Section 5.7(a).

SECTION 5.5. [Reserved].

SECTION 5.6. Additional Deposits.

(a) The Servicer and the Seller, as applicable, shall deposit or cause to be deposited in the Collection Account on the Determination Date on which such obligations are due the aggregate Purchase Amount with respect to Purchased Receivables and the aggregate Sale Amounts with respect to Sold Receivables.

(b) The proceeds of any purchase or sale of the assets of the Trust described in Section 10.1 hereof shall be deposited in the Collection Account.

SECTION 5.7. Distributions.

(a) On each Distribution Date, the Trust Collateral Agent shall (based solely on the information contained in the Servicer’s Certificate delivered with respect to the related Determination Date) apply or cause to be applied the sum of (x) the Available Funds (after withdrawing amounts deposited in error and Liquidation Proceeds relating to Purchased Receivables) for the related Collection Period and (y) the Reserve Account Withdrawal Amount for such Distribution Date (such sum, the “Total Available Funds”) to distribute the following amounts from the Collection Account unless otherwise specified, to the extent of the sources of funds stated to be available therefore, and in the following order of priority:

(i) from the Total Available Funds, to the Servicer, (1) the Base Servicing Fee for the related Collection Period, (2) any Supplemental Servicing Fees for the related Collection Period, (3) any amounts specified in Section 5.3, (4) to the extent the Servicer has not reimbursed itself in respect of such amounts pursuant to Section 5.3, and to the extent not retained by the Servicer, and to pay to AmeriCredit any amounts paid by Obligors during the preceding calendar month that did not relate to (x) principal and interest payments due on the Receivables and (y) any fees or expenses related to extensions due on the Receivables and (5) to any successor Servicer, transition fees not to exceed $200,000 (including boarding fees) in the aggregate;

(ii) from the Total Available Funds, to each of the Lockbox Bank, the Lockbox Processor, the Trustee, the Trust Collateral Agent, the Backup Servicer and the Owner Trustee, their respective accrued and unpaid fees, expenses and indemnities (in each case, to the extent such fees, expenses or indemnities have not been previously paid by the Servicer, and provided that such fees, expenses and indemnities shall not exceed (x) $100,000 in the aggregate in any calendar year to the Owner Trustee and (y) $200,000 in the aggregate in any calendar year to the Lockbox Bank, the Lockbox Processor, the Trust Collateral Agent, the Backup Servicer and the Trustee);

(iii) from the Total Available Funds, to the Class A Noteholders, pari passu, the Noteholders’ Interest Distributable Amount for the Class A Notes for such Distribution Date;

(iv) from the Total Available Funds, for distribution as provided in paragraph (b) below, the Class A Principal Parity Amount;

(v) from the Total Available Funds, for distribution as provided in paragraph (b) below, any Matured Principal Shortfall on account of the Class A Notes;

(vi) from the Total Available Funds, to the Class B Noteholders, the Noteholders’ Interest Distributable Amount for the Class B Notes for such Distribution Date;

(vii) from the Total Available Funds, for distribution as provided in paragraph (b) below, the Class B Principal Parity Amount;

(viii) from the Total Available Funds, for distribution as provided in paragraph (b) below, any Matured Principal Shortfall on account of the Class B Notes;

(ix) from the Total Available Funds, to the Class C Noteholders, the Noteholders’ Interest Distributable Amount for the Class C Notes for such Distribution Date;

(x) from the Total Available Funds, for distribution as provided in paragraph (b) below, the Class C Principal Parity Amount;

(xi) from the Total Available Funds, for distribution as provided in paragraph (b) below, any Matured Principal Shortfall on account of the Class C Notes;

(xii) from the Total Available Funds, to the Class D Noteholders, the Noteholders’ Interest Distributable Amount for the Class D Notes for such Distribution Date;

(xiii) from the Total Available Funds, for distribution as provided in paragraph (b) below, the Class D Principal Parity Amount;

(xiv) from the Total Available Funds, for distribution as provided in paragraph (b) below, any Matured Principal Shortfall on account of the Class D Notes;

(xv) from the Total Available Funds, to the Class E Noteholders, the Noteholders’ Interest Distributable Amount for the Class E Notes for such Distribution Date;

(xvi) from the Total Available Funds, for distribution as provided in paragraph (b) below, the Class E Principal Parity Amount;

(xvii) from the Total Available Funds, for distribution as provided in paragraph (b) below, any Matured Principal Shortfall on account of the Class E Notes;

(xviii) from the Total Available Funds, for distribution as provided in paragraph (b) below, the Noteholders’ Principal Distributable Amount;

(xix) from the Total Available Funds, to the Reserve Account, the Reserve Account Deposit Amount for such Distribution Date;

(xx) from the Total Available Funds, for distribution as provided in paragraph (b) below, the Accelerated Principal Amount;

(xxi) from the Total Available Funds, to pay each of the Indenture Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer, the Lockbox Bank, the Lockbox Processor and the successor servicer any fees, expenses and indemnities then due to such party that are in excess of the related cap or annual limitation specified in clauses (i) and (ii) above; and

(xxii) from the Total Available Funds, to the Certificate Distribution Account for distribution to the Certificateholder in accordance with the Trust Agreement, the aggregate amount remaining in the Collection Account.

On any Distribution Date with respect to which no Servicer’s Certificate was delivered, to the extent there are Available Funds in the Collection Account, the Trust Collateral Agent will make payments of the Noteholders’ Interest Distributable Amounts described in (iii), (vi), (ix), (xii) and (xv) above as well as any Matured Principal Shortfalls described in (v), (viii), (xi), (xiv) and (xvii) above.

(b) On each Distribution Date, the Trust Collateral Agent shall apply or cause to be applied the aggregate of the amounts described in clause (iv), (v), (vii), (viii), (x), (xi), (xiii), (xiv), (xvi), (xvii) and (xviii) of paragraph (a) above on that Distribution Date in the listed order of priority:

(i) to the Class A-1 Noteholders in reduction of the remaining principal balance of the Class A-1 Notes, until the outstanding principal balance thereof has been reduced to zero;

(ii) to the Class A-2 Noteholders in reduction of the remaining principal balance of the Class A-2 Notes, until the outstanding principal balance thereof has been reduced to zero;

(iii) to the Class A-3 Noteholders in reduction of the remaining principal balance of the Class A-3 Notes, until the outstanding principal balance thereof has been reduced to zero;

(iv) to the Class B Noteholders in reduction of the remaining principal balance of the Class B Notes, until the outstanding principal balance thereof has been reduced to zero;

(v) to the Class C Noteholders in reduction of the remaining principal balance of the Class C Notes, until the outstanding principal balance thereof has been reduced to zero;

(vi) to the Class D Noteholders in reduction of the remaining principal balance of the Class D Notes, until the outstanding principal balance thereof has been reduced to zero;

(vii) to the Class E Noteholders in reduction of the remaining principal balance of the Class E Notes, until the outstanding principal balance thereof has been reduced to zero;

provided, however, that, (A) following an acceleration of the Notes pursuant to the Indenture, (B) the occurrence of an Event of Default pursuant to Section 5.1(i), 5.1(ii), 5.1(iv) or 5.1(v) of the Indenture or (C) the receipt of Insolvency Proceeds pursuant to Section 10.1(b), amounts deposited in the Note Distribution Account (including any such Insolvency Proceeds) shall be paid to the Noteholders, pursuant to Section 5.6 of the Indenture.

(c) In the event that the Collection Account is maintained with an institution other than the Trust Collateral Agent, the Servicer shall instruct and cause such institution to make all deposits and distributions pursuant to Sections 5.7(a) and 5.7(b) on the related Distribution Date.

(d) In the event that any withholding tax is imposed on the Trust’s payment (or allocations of income) to a Noteholder, such tax shall reduce the amount otherwise distributable to the Noteholder in accordance with this Section. The Trust Collateral Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Noteholders sufficient funds for the payment of any tax attributable to the Trust (but such authorization shall not prevent the Trust Collateral Agent from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Noteholder shall be treated as cash distributed to such Noteholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-US Noteholder), the Trust Collateral Agent may in its sole discretion withhold such amounts in accordance with this clause (d). In the event that a Noteholder wishes to apply for a refund of any such withholding tax, the Trust Collateral Agent shall reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Trust Collateral Agent for any out-of-pocket expenses (including legal fees and expenses) incurred.

(e) Distributions required to be made to Noteholders on any Distribution Date shall be made to each Noteholder of record on the preceding Record Date either by (i) wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefore, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Distribution Date and such Holder’s Notes in the aggregate evidence a denomination of not less than $1,000,000 or (ii) by check mailed to such Noteholder at the address of such holder appearing in the Note Register. Notwithstanding the foregoing, the final distribution in respect of any Note (whether on the Final Scheduled Distribution Date or otherwise) will be payable only upon presentation and surrender of such Note at the office or agency maintained for that purpose by the Note Registrar pursuant to Section 2.4 of the Indenture.

(f) Subject to Section 5.1 and this section, monies received by the Trust Collateral Agent hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and the Trust Collateral Agent shall not be liable for any interest thereon.

SECTION 5.8. Reserve Account.

(a)

(i) On the Closing Date, the Seller shall deposit the Specified Reserve Balance into the Reserve Account. Amounts held from time to time in the Reserve Account shall be held by the Trust Collateral Agent for the benefit of the Noteholders.

(ii) The Seller may, from time to time after the date hereof, request each Rating Agency to approve a formula for determining the Specified Reserve Balance that is different from the formula set forth herein, which may result in a decrease in the amount of the Specified Reserve Balance or change the manner by which the Reserve Account is funded. Notwithstanding any other provision of this Agreement, if each Rating Agency then rating the Notes notifies the Seller (who shall send such notification to the Trust Collateral Agent) in writing that the use of any such new formula, and any decrease in the amount of the Specified Reserve Balance or change in the manner by which the Reserve Account is funded, will not result in the qualification, reduction or withdrawal of its then current rating of the Notes then the Specified Reserve Balance will be determined in accordance with such new formula and this Agreement will be amended to reflect such new formula without the consent of any Noteholder.

(iii) On each Distribution Date, the Servicer shall instruct the Trust Collateral Agent (based on the information contained in the Servicer’s Certificate delivered on the related Determination Date) (A) if the amount on deposit in the Reserve Account (without taking into account any amount on deposit in the Reserve Account representing net investment earnings) is less than the Specified Reserve Balance, in which case the Trust Collateral Agent shall, after payment of any amounts required to be distributed pursuant to clauses (i) through (xviii) of Section 5.7(a) deposit in the Reserve Account the Reserve Account Deposit Amount pursuant to Section 5.7(a)(xix), and (B) if the amount on deposit in the Reserve Account, after giving effect to all other deposits thereto and withdrawals therefrom to be made on such Distribution Date is greater than the Specified Reserve Balance, in which case the Trust Collateral Agent shall distribute the amount of such excess as part of Available Funds on such Distribution Date.

(b) On each Distribution Date, the Servicer shall instruct the Trust Collateral Agent (based on the information contained in the Servicer’s Certificate delivered on the related Determination Date) to withdraw the Reserve Account Withdrawal Amount from the Reserve Account and deposit such amounts in the Collection Account to be included as Total Available Funds for that Distribution Date.

(c) Amounts properly transferred to the Certificate Distribution Account for payment to the Certificateholder pursuant to this Agreement shall not be available to the Trust Collateral Agent or the Trust for the purpose of making deposits to the Reserve Account, or making payments to the Noteholders, nor shall the Certificateholder be required to refund any amount properly received by them.

SECTION 5.9. Statements to Noteholders.

(a) On or prior to each Distribution Date, the Trust Collateral Agent shall make available to each Noteholder of record a statement setting forth at least the following information as to the Notes to the extent such information has been received from the Servicer pursuant to Section 4.9 hereof:

(i) the amount of such distribution allocable to principal of each Class of Notes;

(ii) the amount of such distribution allocable to interest on or with respect to each Class of Notes;

(iii) the required Reserve Account Withdrawal Amount or any excess released from the Reserve Account and included in Available Funds;

(iv) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

(v) the aggregate outstanding principal amount of each Class of the Notes and the Note Pool Factor for each such Class after giving effect to payments allocated to principal reported under (i) above;

(vi) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period and/or due but unpaid with respect to such Collection Period or prior Collection Periods, as the case may be;

(vii) the Noteholders’ Interest Carryover Amount and the Noteholders’ Principal Carryover Amount, if any, and the change in that amount from the preceding statement;

(viii) the amount of the aggregate Realized Losses, if any, for the second preceding Collection Period; and

(ix) the aggregate Purchase Amounts for Receivables, if any, that were repurchased by the Servicer or the Seller in such period.

(b) The Trust Collateral Agent will make available each month to each Noteholder the statements referred to in Section 5.9(a) above (and certain other documents, reports and information regarding the Receivables provided by the Servicer from time to time) via the Trust Collateral Agent’s internet website, with the use of a password provided by the Trust Collateral Agent. The Trust Collateral Agent’s internet website will be located at www.CTSLink.com or at such other address as the Trust Collateral Agent shall notify the Noteholders from time to time. For assistance with regard to this service, Noteholders can call the Trust Collateral Agent’s Corporate Trust Office at (866) 846-4526. The Trust Collateral Agent shall have the right to change the way the statements referred to in Section 5.9(a) above are distributed in order to make such distribution more convenient and/or more accessible to the parties entitled to receive such statements so long as such statements are only provided to the then current Noteholders. The Trust Collateral Agent shall provide notification of any such change to all parties entitled to receive such statements in the manner described in Section 12.3 hereof, Section 11.4 of the Indenture or Section 11.5 of the Indenture, as appropriate.

ARTICLE VI

[Reserved]

ARTICLE VII

The Seller

SECTION 7.1. Representations of Seller. The Seller makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables and on which the Trustee, Trust Collateral Agent and Backup Servicer may rely. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Trust Collateral Agent pursuant to the Indenture.

(a) Schedule of Representations. The representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B are true and correct.

(b) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property transferred to the Trust.

(c) Due Qualification. The Seller is duly qualified to do business as a foreign corporation, is in good standing and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect Seller’s ability to transfer the Receivables and the Other Conveyed Property to the Trust pursuant to this Agreement, or the validity or enforceability of the Receivables and the Other Conveyed Property or to perform Seller’s obligations hereunder and under the Seller’s Basic Documents.

(d) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and its Basic Documents and to carry out its terms and their terms, respectively; the Seller has full power and authority to sell and assign the Receivables and the Other Conveyed Property to be sold and assigned to and deposited with the Trust by it and has duly authorized such sale and assignment to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement and the Seller’s Basic Documents have been duly authorized by the Seller by all necessary corporate action.

(e) Valid Sale, Binding Obligations. This Agreement effects a valid sale, transfer and assignment of the Receivables and the Other Conveyed Property, enforceable against the Seller and creditors of and purchasers from the Seller; and this Agreement and the Seller’s Basic Documents, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(f) No Violation. The consummation of the transactions contemplated by this Agreement and the Basic Documents and the fulfillment of the terms of this Agreement and the Basic Documents shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the certificate of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

(g) No Proceedings. There are no proceedings or investigations pending or, to the Seller’s knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Notes.

(h) Solvency. The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Receivables, nor does the Seller anticipate any pending insolvency.

(i) No Consents. The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

(j) True Sale. The Receivables are being transferred with the intention of removing them from the Seller’s estate pursuant to Section 541 of the Bankruptcy Code, as the same may be amended from time to time.

(k) Ordinary Course of Business. The transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party are in the ordinary course of the Seller’s business.

(l) Chief Executive Office and Principal Place of Business. The chief executive office and principal place of business of the Seller is at 2265 B Renaissance Drive, Suite 17, Las Vegas, Nevada 89119.

(m) Investment Company Act. Neither the Seller nor the Issuer is an “investment company” or a company “controlled by an investment company” within the meaning of the Investment Company Act.

SECTION 7.2. Corporate Existence

(a) During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

(b) During the term of this Agreement, the Seller shall observe the applicable legal requirements for the recognition of the Seller as a legal entity separate and apart from its Affiliates, including as follows:

(i) the Seller shall maintain corporate records and books of account separate from those of its Affiliates;

(ii) except as otherwise provided in this Agreement, the Seller shall not commingle its assets and funds with those of its Affiliates;

(iii) the Seller shall hold such appropriate meetings of its board of directors, or adopt resolutions pursuant to a unanimous written consent of the board of directors as are necessary to authorize all the Seller’s corporate actions required by law to be authorized by the board of directors, shall keep minutes of such meetings and of meetings of its stockholder(s) and observe all other customary corporate formalities (and any successor Seller not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

(iv) the Seller shall at all times hold itself out to the public under the Seller’s own name as a legal entity separate and distinct from its Affiliates;

(v) all transactions and dealings between the Seller and its Affiliates will be conducted on an arm’s-length basis; and

(vi) the Seller shall pay from its assets all obligations and indebtedness of any kind incurred by the Seller.

SECTION 7.3. Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

(a) The Seller shall indemnify, defend and hold harmless the Owner Trustee, the Issuer, the Trustee, the Backup Servicer and the Trust Collateral Agent and their respective officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions or activities contemplated in this Agreement and any of the Basic Documents (except any income taxes arising out of fees paid to the Owner Trustee, the Trust Collateral Agent and the Trustee and except any taxes to which the Owner Trustee, the Trust Collateral Agent or the Trustee may otherwise be subject to, without regard to the transactions contemplated hereby), including any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, federal or other income taxes arising out of distributions on the Notes) and costs and expenses in defending against the same.

(b) The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Trustee, the Backup Servicer and the Trust Collateral Agent and the officers, directors, employees and agents thereof and the Noteholders from and against any loss, liability or expense incurred by reason of (i) the Seller’s willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Seller’s or the Issuer’s violation of federal or state securities laws in connection with the offering and sale of the Notes.

(c) The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, Trustee, the Trust Collateral Agent and the Backup Servicer and the officers, directors, employees and agents thereof from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with the acceptance or performance of the trusts and duties set forth herein and in the Basic Documents except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee, Trustee, the Trust Collateral Agent and the Backup Servicer, respectively.

Indemnification under this Section shall survive the resignation or removal of the Owner Trustee, the Trustee, the Backup Servicer or the Trust Collateral Agent and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and other expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

SECTION 7.4. Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.1 shall have been breached and no Servicer Termination Event, and no event which, after notice or lapse of time, or both, would become a Servicer Termination Event shall have happened and be continuing, (ii) the Seller shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Backup Servicer and the Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) the Seller shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Backup Servicer and the Trustee an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trust Collateral Agent, the Owner Trustee and the Trustee, respectively, in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

SECTION 7.5. Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

SECTION 7.6. Ownership of the Certificates or Notes. The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Notes or Certificates so owned by the Seller or such Affiliate shall have an equal and proportionate benefit under the provisions of the Basic Documents, without preference, priority, or distinction as among all of the Notes or Certificates; provided, however, that any Notes or Certificates owned by the Seller or any Affiliate thereof, during the time such Notes or Certificates are owned by them, shall be without voting rights for any purpose set forth in the Basic Documents. The Seller shall notify the Owner Trustee, the Trustee and the Trust Collateral Agent with respect to any other transfer of any Certificate.

ARTICLE VIII

The Servicer and the Backup Servicer

SECTION 8.1. Representations of Servicer. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Trust Collateral Agent pursuant to the Indenture.

(a) Representations and Warranties. The representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B are true and correct; provided that such representations and warranties contained therein and herein shall not apply to any entity other than AmeriCredit;

(b) Organization and Good Standing. The Servicer has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement;

(c) Due Qualification. The Servicer is duly qualified to do business as a foreign corporation, is in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) requires or shall require such qualification;

(d) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and its Basic Documents and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the Servicer’s Basic Documents have been duly authorized by the Servicer by all necessary corporate action;

(e) Binding Obligation. This Agreement and the Servicer’s Basic Documents shall constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(f) No Violation. The consummation of the transactions contemplated by this Agreement and the Servicer’s Basic Documents, and the fulfillment of the terms of this Agreement and the Servicer’s Basic Documents, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties;

(g) No Proceedings. There are no proceedings or investigations pending or, to the Servicer’s knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Notes;

(h) No Consents. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

(i) Chief Executive Office and Principal Place of Business. The chief executive office and principal place of business of the Servicer is located at 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102.

SECTION 8.2. Representations of Backup Servicer. The Backup Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Trust Collateral Agent pursuant to the Indenture.

(a) Organization and Good Standing. The Backup Servicer has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement;

(b) Due Qualification. The Backup Servicer is duly qualified to do business as a foreign corporation, is in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) requires or shall require such qualification;

(c) Power and Authority. The Backup Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which the Backup Servicer is a party and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Backup Servicer is a party have been duly authorized by the Backup Servicer by all necessary corporate action;

(d) Binding Obligation. This Agreement and the other Basic Documents to which the Backup Servicer is a party shall constitute the legal, valid and binding obligations of the Backup Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Backup Servicer is a party, and the fulfillment of the terms of this Agreement and the other Basic Documents to which the Backup Servicer is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Backup Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Backup Servicer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Backup Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Backup Servicer or any of its properties;

(f) No Proceedings. There are no proceedings or investigations pending or, to the Backup Servicer’s knowledge, threatened against the Backup Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Backup Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents to which the Backup Servicer is a party, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents to which the Backup Servicer is a party, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Backup Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents to which the Backup Servicer is a party or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Notes;

(g) No Consents. The Backup Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

SECTION 8.3. Liability of Servicer and Backup Servicer; Indemnities.

(a) The Servicer (in its capacity as such) shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Servicer and the representations made by the Servicer.

(b) The Servicer shall defend, indemnify and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Backup Servicer, their respective officers, directors, agents and employees, and the Noteholders from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Vehicle.

(c) The Servicer (when the Servicer is AmeriCredit) shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Backup Servicer, their respective officers, directors, agents and employees and the Noteholders from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions or activities contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Receivables and the Other Conveyed Property to the Trust or the issuance and original sale of the Notes) and costs and expenses in defending against the same.

(d) The Servicer (when the Servicer is not AmeriCredit) shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Backup Servicer, the Collateral Agent, their respective officers, directors, agents and employees and the Noteholders from and against any taxes with respect to the sale of Receivables in connection with servicing hereunder that may at any time be asserted against any of such parties with respect to the transactions or activities contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Receivables and the Other Conveyed Property to the Trust or the issuance and original sale of the Notes) and costs and expenses in defending against the same.

(e) The Servicer shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Backup Servicer, their respective officers, directors, agents and employees and the Noteholders from and against any and all costs, expenses, losses, claims, damages, and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trust, the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer or the Noteholders by reason of the breach of this Agreement by the Servicer, the negligence, misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

(f) AmeriCredit shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Backup Servicer, their respective officers, directors, agents and employees and the Noteholders from and against any loss, liability or expense incurred by reason of the violation by Servicer or Seller of federal or state securities laws in connection with the registration or the sale of the Notes. This section shall survive the termination of this Agreement, or the earlier removal or resignation of the Trustee, the Trust Collateral Agent or the Backup Servicer.

(g) The Backup Servicer shall defend, indemnify and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Servicer, their respective officers, directors, agents and employees and the Noteholders from and against: (i) all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use, ownership or operation by the Backup Servicer or any Affiliate thereof of any Financed Vehicle; and (ii) any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trust, the Owner Trustee, the Trustee, the Servicer or the Noteholders by reason of, the breach of this Agreement by the Backup Servicer, the violation of federal or state securities laws by the Backup Servicer, the negligence, misfeasance, or bad faith of the Backup Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

(h) AmeriCredit shall indemnify the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer, and the respective officers, directors, agents and employees thereof against any and all loss, liability or expense, (other than overhead and expenses incurred in the normal course of business) incurred by each of them in connection with the acceptance or administration of the Trust and the performance of their duties under the Basic Documents other than if such loss, liability or expense was incurred by the Trustee, the Owner Trustee or the Trust Collateral Agent as a result of any such entity’s willful misconduct, bad faith or negligence.

(i) Indemnification under this Article shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Article and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest. Notwithstanding anything contained herein to the contrary, any indemnification payable by the Servicer to the Backup Servicer, to the extent not paid by the Servicer, shall be paid solely from Section 5.7(a) of this Agreement.

(j) When the Trustee, the Trust Collateral Agent or the Backup Servicer incurs expenses after the occurrence of a Servicer Termination Event specified in Section 9.1(d) or (e) with respect to the Servicer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

SECTION 8.4. Merger or Consolidation of, or Assumption of the Obligations of the Servicer or Backup Servicer.

(a) AmeriCredit shall not merge or consolidate with any other Person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to AmeriCredit’s business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be capable of fulfilling the duties of AmeriCredit contained in this Agreement and shall be acceptable to the Majority Noteholders, and shall be an eligible servicer. Any corporation (i) into which AmeriCredit may be merged or consolidated, (ii) resulting from any merger or consolidation to which AmeriCredit shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of AmeriCredit, or (iv) succeeding to the business of AmeriCredit, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of AmeriCredit under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to AmeriCredit under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release AmeriCredit from any obligation. AmeriCredit shall provide notice of any merger, consolidation or succession pursuant to this Section to the Owner Trustee, the Trust Collateral Agent, the Noteholders and each Rating Agency. Notwithstanding the foregoing, AmeriCredit shall not merge or consolidate with any other Person or permit any other Person to become a successor to AmeriCredit’s business, unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 4.6 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), (y) AmeriCredit shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Trustee, the Backup Servicer and the Rating Agencies an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) AmeriCredit shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Trustee, the Backup Servicer and the Rating Agencies an Opinion of Counsel, stating in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust in the Receivables and the Other Conveyed Property and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

(b) Any corporation (i) into which the Backup Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Backup Servicer shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Backup Servicer, or (iv) succeeding to the business of the Backup Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Backup Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Backup Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release the Backup Servicer from any obligation.

SECTION 8.5. Limitation on Liability of Servicer, Backup Servicer and Others.

(a) Neither AmeriCredit, the Backup Servicer nor any of the directors or officers or employees or agents of AmeriCredit or Backup Servicer shall be under any liability to the Trust or the Noteholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect AmeriCredit, the Backup Servicer or any such person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence (excluding errors in judgment) in the performance of duties; provided, further, that this provision shall not affect any liability to indemnify the Trust Collateral Agent and the Owner Trustee for costs, taxes, expenses, claims, liabilities, losses or damages paid by the Trust Collateral Agent and the Owner Trustee, in their individual capacities. AmeriCredit, the Backup Servicer and any director, officer, employee or agent of AmeriCredit or Backup Servicer may rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

(b) The Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement or for any errors of the Servicer contained in any computer tape, certificate or other data or document delivered to the Backup Servicer hereunder or on which the Backup Servicer must rely in order to perform its obligations hereunder, and the Owner Trustee, the Trustee, the Trust Collateral Agent, the Backup Servicer, the Seller and the Noteholders shall look only to the Servicer to perform such obligations. The Backup Servicer, the Trust Collateral Agent, the Trustee, the Owner Trustee and the Custodian shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of their respective duties under this Agreement if such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer (or contractual agents) or the failure of any such other Person to prepare or provide such information. The Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability for (i) any act or failure to act of any third party (other than its contractual agents), including the Servicer or the Majority Noteholders, (ii) any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party (other than its contractual agents), (iii) the invalidity or unenforceability of any Receivable under applicable law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Receivable, or (v) the acts or omissions of any successor Backup Servicer.

(c) The parties expressly acknowledge and consent to Wells Fargo Bank, National Association, acting in the possible dual capacity of Backup Servicer or successor Servicer and in the capacity as Trust Collateral Agent. Wells Fargo Bank, National Association, may, in such dual or other capacity, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Wells Fargo Bank, National Association, of express duties set forth in this Agreement in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto and the Noteholders except in the case of gross negligence and willful misconduct by Wells Fargo Bank, National Association.

SECTION 8.6. Delegation of Duties. The Servicer may delegate duties under this Agreement to an Affiliate of the Servicer without first obtaining the consent of any Person. The Servicer also may at any time perform through sub-contractors the specific duties of (i) repossession of Financed Vehicles, (ii) tracking Financed Vehicles’ insurance and (iii) pursuing the collection of deficiency balances on certain Liquidated Receivables, in each case, without the consent of the Trust Collateral Agent, the Owner Trustee or the Backup Servicer and may perform other specific duties through such sub-contractors in accordance with Servicer’s customary servicing policies and procedures, with the prior consent of the Trust Collateral Agent. No delegation or sub-contracting by the Servicer of its duties herein in the manner described in this Section 8.6 shall relieve the Servicer of its responsibility with respect to such duties.

SECTION 8.7. Servicer and Backup Servicer Not to Resign. Subject to the provisions of Section 8.4, neither the Servicer nor the Backup Servicer shall resign from the obligations and duties imposed on it by this Agreement as Servicer or Backup Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would have a material adverse effect on the Servicer or the Backup Servicer, as the case may be, if the Majority Noteholders do not elect to waive the obligations of the Servicer or the Backup Servicer, as the case may be, to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer or Backup Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Trust Collateral Agent and the Owner Trustee. No resignation of the Servicer shall become effective until the Backup Servicer or an entity acceptable to the Majority Noteholders shall have assumed the responsibilities and obligations of the Servicer. No resignation of the Backup Servicer shall become effective until an entity acceptable to the Majority Noteholders shall have assumed the responsibilities and obligations of the Backup Servicer; provided, however, that (i) in the event a successor Backup Servicer is not appointed within 60 days after the Backup Servicer has given notice of its resignation and has provided the Opinion of Counsel required by this Section, the Backup Servicer may petition a court for its removal, (ii) the Backup Servicer may resign with the written consent of the Majority Noteholders and (iii) if Wells Fargo Bank, National Association resigns as Trustee under the Indenture, it will no longer be the Backup Servicer.

ARTICLE IX

Default

SECTION 9.1. Servicer Termination Event. For purposes of this Agreement, each of the following shall constitute a “Servicer Termination Event”:

(a) Any failure by the Servicer to deliver to the Trust Collateral Agent for distribution to Noteholders any proceeds or payment required to be so delivered under the terms of this Agreement that continues unremedied for a period of two Business Days (one Business Day with respect to payment of Purchase Amounts) after written notice is received by the Servicer from the Trust Collateral Agent or after discovery of such failure by a Responsible Officer of the Servicer; or

(b) Failure by the Servicer to deliver to the Trust Collateral Agent the Servicer’s Certificate by the first Business Day prior to the Distribution Date, or failure on the part of the Servicer to observe its covenants and agreements set forth in Section 8.4(a); or

(c) Failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement, which failure (i) materially and adversely affects the rights of Noteholders, and (ii) continues unremedied for a period of 30 days after knowledge thereof by the Servicer or after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trust Collateral Agent; or

(d) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Servicer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer, or of any substantial part of its property or ordering the winding up or liquidation of the affairs of the Servicer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; or

(e) The commencement by the Servicer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or the consent by the Servicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property or the making by the Servicer of an assignment for the benefit of creditors or the failure by the Servicer generally to pay its debts as such debts become due or the taking of corporate action by the Servicer in furtherance of any of the foregoing; or

(f) Any representation, warranty or statement of the Servicer made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made, and the incorrectness of such representation, warranty or statement has a material adverse effect on the Trust or the Noteholders and, within 30 days after knowledge thereof by the Servicer or after written notice thereof shall have been given to the Servicer by the Trust Collateral Agent, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured.

SECTION 9.2. Consequences of a Servicer Termination Event. If a Servicer Termination Event shall occur and be continuing, the Trust Collateral Agent may, or at the direction of the Majority Noteholders shall, by notice given in writing to the Servicer (and to the Trust Collateral Agent if given by the Noteholders) terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice or upon termination of the term of the Servicer, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Notes, the Certificate or the Other Conveyed Property or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of the Backup Servicer (or such other successor Servicer appointed by the Majority Noteholders); provided, however, that the successor Servicer shall have no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and the Other Conveyed Property and related documents to show the Trust as lienholder or secured party on the related Lien Certificates, or otherwise. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the terminated Servicer for deposit, or have been deposited by the terminated Servicer, in the Collection Account or thereafter received with respect to the Receivables and the delivery to the successor Servicer of all Receivable Files, Monthly Records and Collection Records and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer to service the Receivables and the Other Conveyed Property. If requested by the Controlling Party (acting at the written direction of the Majority Noteholders), the successor Servicer shall terminate the Lockbox Agreements and direct the Obligors to make all payments under the Receivables directly to the successor Servicer (in which event the successor Servicer shall process such payments in accordance with Section 4.2(e)), or to a lockbox established by the successor Servicer at the direction of the Majority Noteholders, at the successor Servicer’s expense. The terminated Servicer shall grant the Trust Collateral Agent, the successor Servicer and the Majority Noteholders reasonable access to the terminated Servicer’s premises at the terminated Servicer’s expense.

SECTION 9.3. Appointment of Successor.

(a) On and after the time the Servicer receives a notice of termination pursuant to Section 9.2 or upon the resignation of the Servicer pursuant to Section 8.7, the Backup Servicer (unless the Majority Noteholders shall have exercised its option pursuant to Section 9.3(b) to appoint an alternate successor Servicer) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement except as otherwise stated herein. The Trust Collateral Agent and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section 9.2 upon the occurrence of any Servicer Termination Event applicable to it as Servicer.

(b) The Controlling Party (acting at the written direction of the Majority Noteholders) may exercise at any time its right to appoint as Backup Servicer or as successor to the Servicer a Person other than the Person serving as Backup Servicer at the time, and shall have no liability to the Trust Collateral Agent, AmeriCredit, the Seller, the Person then serving as Backup Servicer, any Noteholders or any other Person if it does so. Notwithstanding the above, if the Backup Servicer shall be legally unable or unwilling to act as Servicer, the Backup Servicer, the Trust Collateral Agent or the Majority Noteholders may petition a court of competent jurisdiction to appoint any eligible servicer as the successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Backup Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. Subject to Section 8.7, no provision of this Agreement shall be construed as relieving the Backup Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to Section 9.2 or the resignation of the Servicer pursuant to Section 8.7. If upon the termination of the Servicer pursuant to Section 9.2 or the resignation of the Servicer pursuant to Section 8.7, the Majority Noteholders appoint a successor Servicer other than the Backup Servicer, the Backup Servicer shall not be relieved of its duties as Backup Servicer hereunder. In the event any successor Servicer is terminated pursuant to Section 9.2 hereof, the Controlling Party (acting at the written direction of the Majority Noteholders) shall appoint an eligible servicer as successor Servicer or may petition a court of competent jurisdiction to appoint a Person that it determines is competent to perform the duties of the Servicer hereunder as successor Servicer. Pending appointment pursuant to the preceding sentence, the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment.

(c) Any successor Servicer shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if the Servicer had not resigned or been terminated hereunder or such other compensation as set forth herein. If any successor Servicer is appointed, as a result of the Backup Servicer’s refusal (in breach of the terms of this Agreement) to act as Servicer although it is legally able to do so, the Seller and such successor Servicer may agree on reasonable additional compensation to be paid to such successor Servicer, provided, however, it being understood and agreed that the Seller shall give prior notice to the Backup Servicer with respect to the appointment of such successor and the payment of additional compensation, if any. If any successor Servicer is appointed for any reason other than the Backup Servicer’s refusal to act as Servicer although legally able to do so, the Majority Noteholders and such successor Servicer may agree on additional compensation to be paid to such successor Servicer, which additional compensation shall in no event exceed $150,000 in the aggregate. The Backup Servicer shall be liable for any Servicing Fee, additional compensation or other amounts to be paid to such successor Servicer in connection with its assumption and performance of the servicing duties described herein if, and only if, such successor Servicer is appointed due to the Backup Servicer’s refusal to act as Servicer although legally able to do so, which additional compensation and other amounts shall in no event exceed $150,000 in the aggregate.

(d) Notwithstanding anything contained in this Agreement to the contrary, the Backup Servicer is authorized to accept and rely on all of the accounting records (including computer records) and work of the prior Servicer relating to the Receivables (collectively, the “Predecessor Servicer Work Product”) without any audit or other examination thereof, and the Backup Servicer shall have no duty, responsibility, obligation or liability for the acts and omissions of the prior Servicer. If any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, “Errors”) exist in any Predecessor Servicer Work Product and such Errors make it materially more difficult to service or should cause or materially contribute to the Backup Servicer making or continuing any Errors (collectively, “Continuing Errors”), the Backup Servicer shall have no duty, responsibility, obligation or liability for such Continuing Errors; provided, however, that the Backup Servicer agrees to use its best efforts to prevent further Continuing Errors. In the event that the Backup Servicer becomes aware of Errors or Continuing Errors, it shall, with the prior consent of the Controlling Party use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such Errors and Continuing Errors and to prevent future Continuing Errors. The Backup Servicer shall be entitled to recover its costs thereby expended in accordance with Section 5.7(a) of this Agreement.

SECTION 9.4. Notification to Noteholders. Upon any termination of, or appointment of a successor to, the Servicer or the Backup Servicer, the Trust Collateral Agent shall give prompt written notice thereof to each Noteholder and to the Seller (who shall promptly deliver such notice to the Rating Agencies).

SECTION 9.5. Waiver of Past Defaults. The Majority Noteholders may, on behalf of all Noteholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the Basic Documents. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

SECTION 9.6. Backup Servicer Termination. Prior to an appointment as successor Servicer, the Controlling Party may, in its discretion, or shall, at the direction of the Majority Noteholders, (a) immediately terminate all of the rights and obligations of the Backup Servicer under this Agreement in the event of a breach of any of the representations or warranties, covenants or obligations of the Backup Servicer contained in this Agreement or (b) in its sole discretion, without cause upon not less than 30 days’ notice, terminate the rights and obligations of the Backup Servicer. The terminated Backup Servicer agrees to cooperate with any successor Backup Servicer appointed by the Controlling Party in effecting the termination of the responsibilities and rights of the terminated Backup Servicer under this Agreement, including, without limitation, the delivery to the successor Backup Servicer of all documents, records and electronic information related to the Receivables in the possession of the Backup Servicer. Expenses incurred by the Backup Servicer in respect of the foregoing sentence shall be reimbursed in accordance with Section 5.7(a).

ARTICLE X

Termination

SECTION 10.1. Optional Purchase of All Receivables.

(a) Subject to Section 10.1(a) of the Indenture, on the last day of any Collection Period as of which the Pool Balance shall be less than or equal to 10% of the Original Pool Balance, the Servicer and the Seller each shall have the option to purchase the Owner Trust Estate, other than the Trust Accounts; provided, however, that the amount to be paid for such purchase (as set forth in the following sentence) shall be sufficient to pay the full amount of principal, and interest then due and payable on the Notes. To exercise such option, the Servicer or the Seller, as the case may be, shall deposit pursuant to Section 5.6 in the Collection Account an amount equal to the greater of (i) the amount necessary to pay the full amount of principal and interest then due and payable on the Notes and (ii) the aggregate Purchase Amount for the Receivables (including Liquidated Receivables), plus the appraised value of any other property held by the Trust, (such value to be determined by the Servicer, or if the Trust Collateral Agent has received written notice that there is a material error in the Servicer’s calculation, by an appraiser mutually agreed upon by the Servicer and the Trust Collateral Agent), and shall succeed to all interests in and to the Trust.

(b) Upon any sale of the assets of the Trust pursuant to Section 8.1 of the Trust Agreement, the Servicer shall instruct the Trust Collateral Agent to deposit the proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made (the “Insolvency Proceeds”) in the Collection Account.

(c) Notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee, the Trustee, the Backup Servicer, the Trust Collateral Agent and the Rating Agencies as soon as practicable after the Servicer has received notice thereof.

(d) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholder will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations of, the Trust Collateral Agent pursuant to this Agreement.

ARTICLE XI

Administrative Duties of the Servicer

SECTION 11.1. Administrative Duties.

(a) Duties with Respect to the Indenture. The Servicer shall perform all its duties and the duties of the Issuer under the Indenture. In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer under the Indenture. The Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer’s duties under the Indenture. The Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture, including, without limitation, pursuant to Sections 2.7, 3.5, 3.6, 3.7, 3.9, 3.10, 3.17, 5.1, 5.4, 6.9, 7.3, 8.3, 9.2, 9.3, 11.1 and 11.15 of the Indenture.

(b) Duties with Respect to the Issuer.

(i) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or under state and federal tax and securities laws (including any filings required pursuant to the Sarbanes-Oxley Act of 2002 or any rule or regulation promulgated thereunder), and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Basic Documents, including, without limitation, pursuant to Sections 2.6 and 2.11 of the Trust Agreement. In accordance with the directions of the Issuer or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer. The Servicer shall monitor the activities of the Issuer to ensure the Issuer’s compliance with Section 4.6 of the Trust Agreement and shall take all action necessary to ensure that the Issuer is operated in accordance with the provisions of such section.

(ii) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee and the Trust Collateral Agent in the event that any withholding tax is imposed on the Issuer’s payments (or allocations of income) to an Owner (as defined in the Trust Agreement) as contemplated by this Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Trust Collateral Agent pursuant to such provision.

(iii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Servicer shall be responsible for performance of the duties of the Issuer set forth in Sections 5.1(a) and (b) of the Trust Agreement with respect to, among other things, accounting and reports to Owners (as defined in the Trust Agreement); provided, however, that once prepared by the Servicer, the Owner Trustee shall retain responsibility for the distribution of any necessary Schedule K-1s, as applicable, to enable the Certificateholder to prepare its federal and state income tax returns.

(iv) The Servicer shall perform the duties of the Servicer specified in Section 9.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, the duties of the Servicer specified in Section 10.11 of the Trust Agreement, and any other duties expressly required to be performed by the Servicer under this Agreement or any of the Basic Documents.

(v) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Servicer’s opinion, no less favorable to the Issuer in any material respect.

(c) Tax Matters. The Servicer shall prepare and file, on behalf of the Seller, all tax returns, tax elections, financial statements and such annual or other reports attributable to the activities engaged in by the Issuer as are necessary for preparation of tax reports, including without limitation forms 1099. All tax returns will be signed by the Seller or the Servicer.

(d) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee and the Trustee of the proposed action and the Owner Trustee and, with respect to items (A), (B), (C) and (D) below, the Trustee shall not have withheld consent. For the purpose of the preceding sentence, “non-ministerial matters” shall include:

(A) the amendment of or any supplement to the Indenture;

(B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

(C) the amendment, change or modification of this Agreement or any of the Basic Documents;

(D) the appointment of successor Note Registrars, successor Paying Agents and successor Trustees pursuant to the Indenture or the appointment of successor Servicers or the consent to the assignment by the Note Registrar, Paying Agent or Trustee of its obligations under the Indenture; and

(E) the removal of the Trustee or the Trust Collateral Agent.

(e) Exceptions. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the other Basic Documents, the Servicer, in its capacity hereunder, shall not be obligated to, and shall not, (1) make any payments to the Noteholders or the Certificateholder under the Basic Documents, (2) sell the Trust Property pursuant to Section 5.5 of the Indenture, (3) take any other action that the Issuer directs the Servicer not to take on its behalf or (4) in connection with its duties hereunder assume any indemnification obligation of any other Person.

(f) The Backup Servicer or any successor Servicer shall not be responsible for any obligations or duties of the Servicer under this Section 11.1. Notwithstanding the foregoing or any other provision of this Agreement, AmeriCredit shall continue to perform the obligations of the Servicer under this Section 11.1.

SECTION 11.2. Records. The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

SECTION 11.3. Additional Information to be Furnished to the Issuer. The Servicer shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

ARTICLE XII

Miscellaneous Provisions

SECTION 12.1. Amendment.

(a) This Agreement may be amended from time to time by the parties hereto, with the consent of the Trustee (which consent may not be unreasonably withheld) but without the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to Owner Trustee and the Trustee, adversely affect in any material respect the interests of any Noteholder.

(b) This Agreement may also be amended from time to time by the parties hereto, with the consent of the Trustee, and with the consent of the Holders of Notes evidencing not less than a majority of the outstanding principal amount of the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the outstanding principal amount of the Notes, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes of each class affected thereby.

Promptly after the execution of any such amendment or consent, the Trust Collateral Agent shall furnish written notification of the substance of such amendment or consent to each Noteholder and the Seller (who shall deliver such notification to the Rating Agencies).

It shall not be necessary for the consent of the Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of any action by Noteholders shall be subject to such reasonable requirements as the Trustee or the Owner Trustee, as applicable, may prescribe.

(c) Prior to the execution of any amendment to this Agreement, the Owner Trustee, the Trustee, the Trust Collateral Agent and the Backup Servicer shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and, with respect to any amendment to this Agreement pursuant to Section 12.1(b) hereof, the Opinion of Counsel referred to in Section 12.2(h)(1) has been delivered. The Owner Trustee, the Trust Collateral Agent, the Backup Servicer and the Trustee may, but shall not be obligated to, enter into any such amendment which affects the Issuer’s, the Owner Trustee’s, the Trust Collateral Agent’s, the Backup Servicer’s or the Trustee’s, as applicable, own rights, duties or immunities under this Agreement or otherwise.

SECTION 12.2. Protection of Title to Trust.

(a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the interests of the Trust Collateral Agent in the Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Owner Trustee and the Trust Collateral Agent file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b) Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of 9-506 of the UCC, unless it shall have given the Owner Trustee, the Trust Collateral Agent, the Backup Servicer and the Trustee at least five days’ prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements. Promptly upon such filing, the Seller or the Servicer, as the case may be, shall deliver an Opinion of Counsel in form and substance reasonably satisfactory to the Trust Collateral Agent, stating either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trust Collateral Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

(c) Each of the Seller and the Servicer shall have an obligation to give the Owner Trustee, the Backup Servicer, the Trust Collateral Agent and the Trustee at least 60 days’ prior written notice of any relocation of its principal executive office or jurisdiction of organization if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain (i) each office from which it shall service Receivables within the United States of America or Canada, and (ii) its principal executive office within the United States of America.

(d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

(e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Issuer, the Servicer’s master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Trust in such Receivable and that such Receivable is owned by the Trust. Indication of the Trust’s interest in a Receivable shall be deleted from or modified on the Servicer’s computer systems when, and only when, the related Receivable shall have been paid in full or repurchased or sold pursuant to this Agreement.

(f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Trust.

(g) Upon request, the Servicer shall furnish to the Owner Trustee, the Backup Servicer or to the Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer’s Certificates furnished before such request indicating removal of Receivables from the Trust.

(h) The Servicer shall deliver to the Backup Servicer, the Owner Trustee and the Trustee:

(1) promptly after the execution and delivery of the Agreement and, if required pursuant to Section 12.1, of each amendment, an Opinion of Counsel stating that, in the opinion of such Counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trust Collateral Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest; and

(2) within 120 days after the beginning of each calendar year, beginning with the first calendar year beginning more than six months after the Closing Date, an Opinion of Counsel, dated as of a date during such 120-day period, stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trust Collateral Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

Each Opinion of Counsel referred to in clause (1) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

SECTION 12.3. Notices.

(a) All demands, notices and communications upon or to the Seller, the Servicer, the Owner Trustee, the Trustee, the Backup Servicer or the Rating Agencies (upon whom any demands, notices or communications shall be provided only by the Seller or the Servicer) under this Agreement shall be in writing, personally delivered, electronically delivered, mailed by certified mail, return receipt requested, federal express or similar overnight courier service, and shall be deemed to have been duly given upon receipt (i) in the case of the Seller, to AFS SenSub Corp., 2265 B Renaissance Drive, Suite 17, Las Vegas, Nevada 89119, Attention: Chief Financial Officer, with a copy to AFS SenSub Corp., c/o AmeriCredit Financial Services, Inc., 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102, Attention: Chief Financial Officer, (ii) in the case of the Servicer, to AmeriCredit Financial Services, Inc., 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102, Attention: Chief Financial Officer, (iii) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office of the Owner Trustee, Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, (iv) in the case of the Trustee, the Trust Collateral Agent or the Backup Servicer, to Wells Fargo Bank, National Association Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Office, (v) in the case of Moody’s, to Moody’s Investors Service, Inc., 7 World Trade Center at 250 Greenwich Street, Asset Finance Group, 24th floor, New York, New York 10007; and (vi) in the case of Standard & Poor’s, via electronic delivery to Servicer_reports@sandp.com; for any information not available in electronic format, hard copies should be sent to Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, 55 Water Street, 41st floor, New York, New York 10041-0003, Attention: ABS Surveillance Group. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Note Register. Any notice so mailed within the time prescribed in the Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice. Where this Agreement provides for notice or delivery of documents to the Rating Agencies, failure to give such notice or deliver such documents shall not affect any other rights or obligations created hereunder.

(b) If AmeriCredit is no longer the Custodian or the Servicer, any successor Custodian or Servicer, as applicable, shall provide any required Rating Agency notices to the Seller, who shall promptly provide such notice to the Rating Agencies.

SECTION 12.4. Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.4 and 8.4 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of the Owner Trustee, the Trust Collateral Agent, the Backup Servicer, the Trustee and the Majority Noteholders.

SECTION 12.5. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the parties hereto, the Trustee and the Noteholders, as third-party beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION 12.6. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 12.7. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 12.8. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 12.9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS AGREEMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 12.10. Assignment to Trust Collateral Agent. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Trust Collateral Agent pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables listed in Schedule A hereto and/or the assignment of any or all of the Issuer’s rights and obligations hereunder to the Trust Collateral Agent.

SECTION 12.11. Nonpetition Covenants.

(a) Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

(b) Notwithstanding any prior termination of this Agreement, the Servicer shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Seller, acquiesce to, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

SECTION 12.12. Limitation of Liability of Owner Trustee and Trust Collateral Agent

(a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and VII of the Trust Agreement.

(b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Trust Collateral Agent and Backup Servicer and in no event shall Wells Fargo Bank, National Association, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

(c) In no event shall Wells Fargo Bank, National Association, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Statutory Trust Statute, common law, or the Trust Agreement.

SECTION 12.13. Trust Collateral Agent to Report Repurchase Demands due to Breaches of Representations and Warranties

(a).

(a) The Trust Collateral Agent will (i) notify the Servicer, AmeriCredit and the Seller, as soon as practicable and in any event within five Business Days and in the manner set forth for providing notices hereunder, of all demands or requests communicated (in writing or orally) to Wells Fargo Bank, National Association (in any capacity) for the repurchase of any Receivable pursuant to Section 5.1 of the Purchase Agreement or Section 3.2 hereof, (ii) promptly upon request by the Servicer, AmeriCredit or the Seller, provide to them any other information reasonably requested to facilitate compliance by them with Rule 15Ga-1 under the Exchange Act and Items 1104(e) and 1121(c) of Regulation AB, and (iii) if requested by the Servicer, AmeriCredit and the Seller, provide a written certification no later than fifteen days following any calendar quarter or calendar year that Wells Fargo Bank, National Association has not received any repurchase demands for such period, or if repurchase demands have been received during such period, that the Trust Collateral Agent has provided all the information reasonably requested under clause (ii) above with respect to such demands. In no event will the Trust Collateral Agent or the Issuer have any responsibility or liability in connection with any filing required to be made by a securitizer under the Exchange Act or Regulation AB.

SECTION 12.14. Independence of the Servicer. For all purposes of this Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Issuer, the Trust Collateral Agent and the Backup Servicer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by this Agreement, the Servicer shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

SECTION 12.15. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Servicer and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

SECTION 12.16. State Business Licenses. The Servicer or the Certificateholder shall prepare and instruct the Trust to file each state business license (and any renewal thereof) required to be filed under applicable state law without further consent or instruction from the Instructing Party (as defined in the Trust Agreement), including a Sales Finance Company Application (and any renewal thereof) with the Pennsylvania Department of Banking, Licensing Division, and a Financial Regulation Application (and any renewal thereof) with the Maryland Department of Labor, Licensing and Regulation.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2012-3

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Trust.

By:
Name:
Title:

AFS SENSUB CORP., Seller,

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC., Servicer,

By:
Name:
Title:

[Sale and Servicing Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Backup Servicer

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trust Collateral Agent

By:
Name:
Title:

[Sale and Servicing Agreement]

SCHEDULE A

SCHEDULE OF RECEIVABLES

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
432293355	435381074	435553698	435715776	435872015	440404598	440561868	448111328	448141283	448171595	448201806	448232165	448262303	448292482	448322651	448352740	448382788	448412817	435148093	447054529
432324143	435381082	435553722	435715891	435872130	440404721	440561876	448111336	448141291	448171603	448201814	448232173	448262311	448292490	448322669	448352757	448382796	448412825	435148135	447069766
432324754	435381199	435553730	435715958	435872171	440404853	440561892	448111344	448141309	448171611	448201822	448232181	448262329	448292508	448322677	448352765	448382804	448412833	435148150	447074733
432335305	435381231	435553748	435716022	435872213	440404861	440561926	448111351	448141317	448171629	448201830	448232199	448262337	448292516	448322685	448352773	448382812	448412841	435148176	447075102
432351989	435381249	435553789	435716063	435872288	440404879	440561967	448111369	448141325	448171637	448201848	448232207	448262345	448292524	448322693	448352781	448382820	448412858	435148341	447091711
432356871	435381272	435553953	435716089	435872437	440404994	440561975	448111377	448141333	448171645	448201855	448232215	448262352	448292532	448322701	448352799	448382838	448412866	435165048	447092461
432370153	435381371	435554043	435716097	435872577	440405009	440561991	448111385	448141341	448171652	448201863	448232223	448262360	448292540	448322719	448352807	448382846	448412874	435165170	447108937
432370690	435381413	435554084	435716154	435872601	440405017	440562171	448111393	448141358	448171660	448201871	448232231	448262378	448292557	448322727	448352815	448382853	448412882	435165667	447112772
432404929	435381447	435554126	435716212	435872684	440405041	440562247	448111401	448141366	448171678	448201889	448232249	448262386	448292565	448322735	448352823	448382861	448412890	435165816	447125386
432470979	435381553	435554134	435716287	435872734	440405173	440562304	448111419	448141374	448171686	448201897	448232256	448262394	448292573	448322743	448352831	448382879	448412908	435165881	447139163
432507960	435381652	435554142	435716311	435873047	440405223	440562361	448111427	448141382	448171694	448201905	448232264	448262402	448292581	448322750	448352849	448382887	448412916	435165998	447141011
432521847	435381728	435554175	435716345	435873229	440405249	440562379	448111435	448141390	448171702	448201913	448232272	448262410	448292599	448322768	448352856	448382895	448412924	435182944	447148321
432528040	435381744	435554241	435716428	435873286	440405322	440562395	448111443	448141408	448171710	448201921	448232280	448262428	448292607	448322776	448352864	448382903	448412932	435183124	447170630
432555068	435381751	435554290	435716493	435873302	440405413	440562429	448111450	448141416	448171728	448201939	448232298	448262436	448292615	448322784	448352872	448382911	448412940	435183306	447172743
432659753	435381850	435554308	435716501	435873351	440405496	440562486	448111468	448141424	448171736	448201947	448232306	448262444	448292623	448322792	448352880	448382929	448412957	435183363	447193483
432673952	435381868	435554381	435716600	435873369	440405520	440562494	448111476	448141432	448171744	448201954	448232314	448262451	448292631	448322800	448352898	448382937	448412965	435183389	447210832
432689792	435381892	435554449	435716618	435873427	440405553	440562528	448111484	448141440	448171751	448201962	448232322	448262469	448292649	448322818	448352906	448382945	448412973	435183439	447235185
432727204	435381934	435554845	435716642	435873484	440405587	440562585	448111492	448141457	448171769	448201970	448232330	448262477	448292656	448322826	448352914	448382952	448412981	435183470	447265760
432728343	435381983	435554878	435716709	435873559	440405595	440562627	448111500	448141465	448171777	448201988	448232348	448262485	448292664	448322834	448352922	448382960	448412999	435183504	447292558
432760858	435382015	435555016	435716717	435873591	440405652	440562643	448111518	448141473	448171785	448201996	448232355	448262493	448292672	448322842	448352930	448382978	448413005	435183694	447313057
432771269	435382031	435555172	435717210	435873799	440405678	440562668	448111526	448141481	448171793	448202002	448232363	448262501	448292680	448322859	448352948	448382986	448413013	435183777	447319740
432812733	435382049	435555289	435717251	435873831	440405744	440562726	448111534	448141499	448171801	448202010	448232371	448262519	448292698	448322867	448352955	448382994	448413021	435199450	447359357
432826774	435382106	435555511	435717269	435873856	440405751	440562734	448111542	448141507	448171819	448202028	448232389	448262527	448292706	448322875	448352963	448383000	448413039	435199666	447378316
432787323	435382155	435555594	435717319	435873880	440405785	440562809	448111559	448141515	448171827	448202036	448232397	448262535	448292714	448322883	448352971	448383018	448413047	435199732	447414301
432878114	435382171	435555628	435717384	435874136	440405827	440562833	448111567	448141523	448171835	448202044	448232405	448262543	448292722	448322891	448352989	448383026	448413054	435200126	447414491
432898195	435382197	435555651	435717459	435874193	440405843	440562908	448111575	448141531	448171843	448202051	448232413	448262550	448292730	448322909	448352997	448383034	448413062	435200381	447421439
432901353	435382205	435555669	435717483	435874219	440405892	440562957	448111583	448141549	448171850	448202069	448232421	448262568	448292748	448322917	448353003	448383042	448413070	435218672	447422742
432919702	435382213	435555701	435717509	435874250	440405900	440562965	448111591	448141556	448171868	448202077	448232439	448262576	448292755	448322925	448353011	448383059	448413088	435218896	447424144
432929081	435382288	435555735	435717541	435874300	440405959	440563070	448111609	448141564	448171876	448202085	448232447	448262584	448292763	448322933	448353029	448383067	448413096	435218912	447427196
432950038	435382312	435555743	435717566	435874318	440406031	440563088	448111617	448141572	448171884	448202093	448232454	448262592	448292771	448322941	448353037	448383075	448413104	435218938	447427329
432963379	435382320	435555768	435717616	435874334	440406098	440563120	448111625	448141580	448171892	448202101	448232462	448262600	448292789	448322958	448353045	448383083	448413112	435218987	447428459
432998763	435382387	435555800	435717681	435874342	440406155	440563153	448111633	448141598	448171900	448202119	448232470	448262618	448292797	448322966	448353052	448383091	448413120	435219019	447433061
433009859	435382437	435555842	435717764	435874383	440406239	440563203	448111641	448141606	448171918	448202127	448232488	448262626	448292805	448322974	448353060	448383109	448413138	435219076	447434879
433013307	435382460	435555917	435717806	435874391	440406247	440563278	448111658	448141614	448171926	448202135	448232496	448262634	448292813	448322982	448353078	448383117	448413146	435219134	447440488
433045499	435382676	435556048	435717830	435874441	440406288	440563302	448111666	448141622	448171934	448202143	448232504	448262642	448292821	448322990	448353086	448383125	448413153	435219142	447441494
433060522	435382759	435556063	435717848	435874482	440406338	440563369	448111674	448141630	448171942	448202150	448232512	448262659	448292839	448323006	448353094	448383133	448413161	435219183	447442492
433061496	435382767	435556121	435717947	435874490	440406395	440563427	448111682	448141648	448171959	448202168	448232520	448262667	448292847	448323014	448353102	448383141	448413179	435235213	447444894
433067451	435382775	435556170	435718028	435874508	440406403	440563435	448111690	448141655	448171967	448202176	448232538	448262675	448292854	448323022	448353110	448383158	448413187	435236559	447448275
433067642	435382791	435556204	435718093	435874532	440406411	440563484	448111708	448141663	448171975	448202184	448232546	448262683	448292862	448323030	448353128	448383166	448413195	435237235	447450164
433069267	435382866	435556238	435718101	435874623	440406452	440563492	448111716	448141671	448171983	448202192	448232553	448262691	448292870	448323048	448353136	448383174	448413203	435237300	447453598
433070810	435382874	435556253	435718127	435874680	440406460	440563609	448111724	448141689	448171991	448202200	448232561	448262709	448292888	448323055	448353144	448383182	448413211	435237458	447457953
433085693	435382940	435556295	435718168	435874789	440406478	440563625	448111732	448141697	448172007	448202218	448232579	448262717	448292896	448323063	448353151	448383190	448413229	435237581	447462508
433089976	435382999	435556337	435718218	435874938	440406593	440563658	448111740	448141705	448172015	448202226	448232587	448262725	448292904	448323071	448353169	448383208	448413237	435237615	447462938
433108875	435383047	435556386	435718267	435874946	440406619	440563682	448111757	448141713	448172023	448202234	448232595	448262733	448292912	448323089	448353177	448383216	448413245	435237656	447469677
433144979	435383088	435556402	435718416	435874961	440406668	440563708	448111765	448141721	448172031	448202242	448232603	448262741	448292920	448323097	448353185	448383224	448413252	435237680	447471871
433154952	435383112	435556428	435718499	435874979	440406684	440563724	448111773	448141739	448172049	448202259	448232611	448262758	448292938	448323105	448353193	448383232	448413260	435237805	447475674
433161619	435383161	435556907	435718515	435875000	440406767	440563757	448111781	448141747	448172056	448202267	448232629	448262766	448292946	448323113	448353201	448383240	448413278	435237839	447478843
433166550	435383252	435556949	435718523	435875059	440407047	440563773	448111799	448141762	448172064	448202275	448232637	448262774	448292953	448323121	448353219	448383257	448413286	435237854	447483215
433187424	435383302	435557020	435718598	435875125	440407112	440563906	448111807	448141788	448172072	448202283	448232645	448262782	448292961	448323139	448353227	448383265	448413294	435243175	447485434
433190188	435383310	435557079	435718606	435875133	440407146	440563948	448111815	448141796	448172080	448202291	448232652	448262790	448292979	448323147	448353235	448383273	448413302	435243324	447486549
433210473	435383336	435557103	435718614	435875141	440407195	440563963	448111823	448141804	448172098	448202309	448232660	448262808	448292987	448323154	448353243	448383281	448413310	435244678	447497223
433233442	435383393	435557111	435718622	435875174	440407211	440563989	448111831	448141812	448172106	448202317	448232678	448262816	448292995	448323162	448353250	448383299	448413328	435245741	447502063
433253549	435383401	435557194	435718630	435875208	440407252	440564029	448111849	448141820	448172114	448202325	448232686	448262824	448293001	448323170	448353268	448383307	448413336	435248448	447504135
433260254	435383443	435557285	435718648	435875273	440407286	440564052	448111856	448141838	448172122	448202333	448232694	448262832	448293019	448323188	448353276	448383315	448413344	435251442	447504655
433273299	435383500	435557319	435718655	435875315	440407294	440564086	448111864	448141846	448172130	448202341	448232702	448262840	448293027	448323196	448353284	448383323	448413351	435257829	447511197
433273489	435383591	435557418	435718663	435875349	440407336	440564128	448111872	448141853	448172148	448202358	448232710	448262857	448293035	448323204	448353292	448383331	448413377	435258272	447513565
433296902	435383625	435557442	435718713	435875414	440407344	440564243	448111880	448141861	448172155	448202366	448232728	448262865	448293043	448323212	448353300	448383349	448413385	435258280	447515115
433297256	435383690	435557475	435718747	435875422	440407369	440564250	448111898	448141879	448172163	448202374	448232736	448262873	448293050	448323220	448353318	448383356	448413393	435258298	447515693
433301637	435383732	435557491	435718762	435875455	440407542	440564284	448111906	448141887	448172171	448202382	448232744	448262881	448293068	448323238	448353326	448383364	448413401	435258389	447518341
433310968	435383765	435557558	435720032	435876768	440407567	440564300	448111914	448141895	448172189	448202390	448232751	448262899	448293076	448323246	448353334	448383372	448413419	435258462	447519745
433333689	435383815	435557566	435720040	435876784	440407617	440564425	448111922	448141903	448172197	448202408	448232769	448262907	448293084	448323253	448353342	448383380	448413427	435258470	447521618
433341526	435383823	435557640	435720065	435876818	440407633	440564474	448111930	448141911	448172205	448202416	448232777	448262915	448293092	448323261	448353359	448383398	448413435	435258512	447522772
433359163	435383948	435557715	435720099	435876826	440407724	440564540	448111948	448141929	448172213	448202424	448232785	448262923	448293100	448323279	448353367	448383406	448413443	435258520	447526351
433361706	435384391	435557731	435720115	435876867	440407732	440564557	448111955	448141937	448172221	448202432	448232793	448262931	448293118	448323287	448353375	448383414	448413450	435258546	447527110
433365244	435384763	435557822	435720214	435876925	440407765	440564573	448111963	448141945	448172239	448202440	448232801	448262949	448293126	448323295	448353383	448383422	448413468	435258611	447540519
433369907	435384789	435557863	435720248	435876958	440407773	440564664	448111971	448141952	448172247	448202457	448232819	448262956	448293134	448323303	448353391	448383430	448413476	435258645	447542481
433387602	435385299	435557947	435720255	435876966	440407799	440564672	448111989	448141960	448172254	448202465	448232827	448262964	448293142	448323311	448353409	448383448	448413484	435258694	447558958
433388592	435385323	435557988	435720339	435877055	440407864	440564680	448111997	448141978	448172262	448202473	448232835	448262972	448293159	448323329	448353417	448383455	448413492	435258710	447560715
433391968	435385349	435557996	435720453	435877063	440407872	440564698	448112003	448141986	448172270	448202481	448232843	448262980	448293167	448323337	448353425	448383463	448413500	435258769	447565854
433400322	435385372	435558002	435720511	435877154	440407898	440564714	448112011	448141994	448172288	448202499	448232850	448262998	448293175	448323345	448353433	448383471	448413518	435258876	447575960
433433091	435385448	435558143	435720537	435877188	440407922	440564722	448112029	448142000	448172296	448202507	448232868	448263004	448293183	448323352	448353441	448383489	448413526	435258934	447577982
433496999	435385455	435558168	435720586	435877212	440407930	440564755	448112037	448142018	448172304	448202515	448232876	448263012	448293191	448323360	448353458	448383497	448413534	435258991	447578733
433510716	435385547	435558184	435720651	435877295	440407963	440564763	448112045	448142026	448172312	448202523	448232884	448263020	448293209	448323378	448353466	448383505	448413542	435259007	447582263

SCH-A-1

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
433514338	435385562	435558218	435720727	435877303	440407989	440564771	448112052	448142034	448172320	448202531	448232892	448263038	448293217	448323386	448353474	448383513	448413559	435259361	447604430
433541992	435385638	435558234	435720750	435877329	440408060	440564896	448112060	448142042	448172338	448202549	448232900	448263046	448293225	448323394	448353482	448383521	448413567	435259544	447625914
433552296	435385802	435558259	435720818	435877378	440408136	440564904	448112078	448142059	448172346	448202556	448232918	448263053	448293233	448323402	448353490	448383539	448413575	435260971	447628470
433565355	435385836	435558341	435720891	435877402	440408144	440564938	448112086	448142067	448172353	448202564	448232926	448263061	448293241	448323410	448353508	448383547	448413583	435263264	447641085
433574431	435385869	435558358	435720958	435877410	440408169	440564946	448112094	448142075	448172361	448202572	448232934	448263079	448293258	448323428	448353516	448383554	448413591	435263587	447644972
433581980	435385919	435558408	435720966	435877444	440408276	440564961	448112102	448142083	448172379	448202580	448232942	448263087	448293266	448323436	448353524	448383562	448413609	435264171	447654898
433589017	435385976	435558531	435720982	435877493	440408391	440564979	448112110	448142091	448172387	448202598	448232959	448263095	448293274	448323444	448353532	448383570	448413617	435264858	447658337
433598927	435385984	435558549	435721006	435877519	440408482	440564995	448112128	448142109	448172395	448202606	448232967	448263103	448293282	448323451	448353540	448383588	448413625	435267075	447674003
433599974	435386248	435558788	435721089	435877543	440408557	440565000	448112136	448142117	448172403	448202614	448232975	448263111	448293290	448323469	448353557	448383596	448413633	435268214	447675588
433605110	435386263	435558820	435721188	435877592	440408615	440565042	448112144	448142125	448172411	448202622	448232983	448263129	448293308	448323477	448353565	448383604	448413641	435268818	447688185
433608536	435386289	435559018	435721196	435877600	440408631	440565117	448112151	448142133	448172429	448202630	448232991	448263137	448293316	448323485	448353573	448383612	448413658	435270798	447690215
433660198	435386321	435559034	435721253	435877634	440408730	440565182	448112169	448142141	448172437	448202648	448233007	448263145	448293324	448323493	448353581	448383620	448413666	435274121	447785429
433660552	435386362	435559042	435721279	435877675	440408938	440565190	448112177	448142158	448172445	448202655	448233015	448263152	448293332	448323501	448353599	448383638	448413674	435274170	447788381
433678927	435386404	435559158	435721295	435877832	440408953	440565216	448112185	448142166	448172452	448202663	448233023	448263160	448293340	448323519	448353607	448383646	448413682	435274287	447828146
433679610	435386578	435559182	435721311	435877865	440408987	440565240	448112193	448142174	448172460	448202671	448233031	448263178	448293357	448323527	448353615	448383653	448413690	435274303	447860578
433694916	435386602	435559216	435721352	435877881	440409043	440565265	448112201	448142182	448172478	448202689	448233049	448263186	448293365	448323535	448353623	448383661	448413708	435274329	447872078
433715927	435386891	435559224	435721378	435878053	440409084	440565307	448112219	448142190	448172486	448202697	448233056	448263194	448293373	448323543	448353631	448383679	448413716	435274352	447879024
433718277	435386917	435559273	435721394	435878194	440409092	440565349	448112227	448142208	448172494	448202705	448233064	448263202	448293381	448323550	448353649	448383687	448413724	435274428	447896226
433735800	435386941	435559299	435721428	435878269	440409159	440565380	448112235	448142216	448172502	448202713	448233072	448263210	448293399	448323568	448353656	448383695	448413732	435274436	447904434
433741535	435386974	435559356	435721451	435878400	440409191	440565414	448112243	448142224	448172510	448202721	448233080	448263228	448293407	448323576	448353664	448383703	448413740	435274501	447904483
433796802	435387006	435559422	435721469	435878426	440409209	440565448	448112250	448142232	448172528	448202739	448233098	448263236	448293415	448323584	448353672	448383711	448413757	435274683	447904665
433806817	435387014	435559489	435721477	435878442	440409217	440565471	448112268	448142240	448172536	448202747	448233106	448263244	448293423	448323592	448353680	448383729	448413765	435274782	447904723
433818200	435387071	435559505	435721568	435878459	440409258	440565505	448112276	448142257	448172544	448202754	448233114	448263251	448293431	448323600	448353698	448383737	448413773	435274808	447904731
433828969	435387089	435559570	435721600	435878608	440409340	440565521	448112284	448142265	448172551	448202762	448233122	448263269	448293449	448323618	448353706	448383745	448413781	435274824	447904855
433839644	435387154	435559695	435721782	435878624	440409431	440565679	448112292	448142273	448172569	448202770	448233130	448263277	448293456	448323626	448353714	448383752	448413799	435274857	447904889
433842440	435387337	435559703	435721816	435878640	440409506	440565711	448112300	448142281	448172577	448202788	448233148	448263285	448293464	448323634	448353722	448383760	448413807	435274881	447904905
433849437	435387410	435559778	435721980	435878681	440409589	440565737	448112318	448142299	448172585	448202796	448233155	448263293	448293472	448323642	448353730	448383778	448413815	435274998	447905118
433849643	435387451	435559786	435722038	435878715	440409639	440565745	448112326	448142307	448172593	448202804	448233163	448263301	448293480	448323659	448353748	448383786	448413823	435275003	447905159
433866555	435387543	435559794	435722137	435878731	440409720	440565786	448112334	448142315	448172601	448202812	448233171	448263319	448293498	448323667	448353755	448383794	448413831	435275029	447905167
433868635	435387618	435559810	435722160	435878756	440409779	440565794	448112342	448142323	448172619	448202820	448233189	448263327	448293506	448323675	448353763	448383802	448413849	435275243	447905209
433908803	435387675	435559828	435722194	435878772	440409787	440565802	448112359	448142331	448172627	448202838	448233197	448263335	448293514	448323683	448353771	448383810	448413856	435275284	447905225
433928140	435387741	435561436	435722202	435879135	440409837	440565810	448112367	448142349	448172635	448202846	448233205	448263343	448293522	448323691	448353789	448383828	448413864	435275326	447905365
433945433	435387758	435561519	435722236	435879176	440409910	440566008	448112375	448142356	448172643	448202853	448233213	448263350	448293530	448323709	448353797	448383836	448413872	435276647	447905399
433951811	435387774	435561535	435722277	435879291	440409928	440566016	448112383	448142364	448172650	448202861	448233221	448263368	448293548	448323717	448353805	448383844	448413880	435285499	447905605
433956208	435387790	435561576	435722293	435879374	440409977	440566065	448112391	448142372	448172668	448202879	448233239	448263376	448293555	448323725	448353813	448383851	448413898	435286547	447905720
434006979	435387808	435561600	435722301	435879382	440410074	440566115	448112409	448142380	448172676	448202887	448233247	448263384	448293563	448323733	448353821	448383869	448413906	435301734	447905860
434033353	435387865	435561634	435722327	435879390	440410116	440566131	448112417	448142398	448172684	448202895	448233254	448263392	448293571	448323741	448353839	448383877	448413914	435301783	447905894
434070140	435388004	435561659	435722434	435879416	440410132	440566164	448112425	448142406	448172692	448202903	448233262	448263400	448293589	448323758	448353847	448383885	448413922	435301833	447905928
434129755	435388012	435561683	435722459	435879457	440410140	440566206	448112433	448142414	448172700	448202911	448233270	448263418	448293597	448323766	448353854	448383893	448413930	435301916	447906025
434135810	435388046	435561725	435722533	435879481	440410199	440566255	448112441	448142422	448172718	448202929	448233288	448263426	448293605	448323774	448353862	448383901	448413948	435302005	447906058
434144135	435388061	435561766	435722608	435879523	440410207	440566289	448112458	448142430	448172726	448202937	448233296	448263434	448293613	448323782	448353870	448383919	448413955	435302013	447906074
434144796	435388095	435561782	435722640	435879549	440410231	440566446	448112466	448142448	448172734	448202945	448233304	448263442	448293621	448323790	448353888	448383927	448413963	435302070	447906181
434152203	435388111	435561816	435722665	435879606	440410256	440566479	448112474	448142455	448172742	448202952	448233312	448263459	448293639	448323808	448353896	448383935	448413971	435302179	447906223
434152229	435388129	435561832	435722889	435879614	440410272	440566511	448112482	448142463	448172759	448202960	448233320	448263467	448293647	448323816	448353904	448383943	448413989	435302294	447906314
434153847	435388137	435561865	435722954	435879713	440410280	440566537	448112490	448142471	448172767	448202978	448233338	448263475	448293654	448323824	448353912	448383950	448413997	435302351	447906322
434153961	435388145	435561899	435722970	435879721	440410314	440566628	448112508	448142489	448172775	448202986	448233346	448263483	448293662	448323832	448353920	448383968	448414003	435302393	447906330
434155446	435388160	435561956	435723002	435879739	440410322	440566644	448112516	448142497	448172783	448202994	448233353	448263491	448293670	448323840	448353938	448383976	448414011	435302427	447906397
434156014	435388194	435561980	435723069	435879770	440410348	440566792	448112524	448142505	448172791	448203000	448233361	448263509	448293688	448323857	448353946	448383984	448414029	435304886	447906421
434158366	435388210	435562038	435723085	435879804	440410363	440566800	448112532	448142513	448172809	448203018	448233379	448263517	448293696	448323865	448353953	448383992	448414037	435305297	447906587
434162194	435388228	435562087	435723101	435879887	440410454	440566917	448112540	448142521	448172817	448203026	448233387	448263525	448293704	448323873	448353961	448384008	448414045	435306600	447906637
434168654	435388293	435562111	435723234	435879911	440410512	440567022	448112557	448142539	448172825	448203034	448233395	448263533	448293712	448323881	448353979	448384016	448414052	435310149	447906660
434174413	435388319	435562129	435723291	435879952	440410546	440567071	448112565	448142554	448172833	448203042	448233403	448263541	448293720	448323899	448353987	448384024	448414060	435312053	447906686
434178075	435388335	435562178	435723515	435880018	440410611	440567147	448112573	448142562	448172841	448203059	448233411	448263558	448293738	448323907	448353995	448384032	448414078	435314505	447906736
434179313	435388343	435562228	435723747	435880125	440410710	440567188	448112581	448142570	448172858	448203067	448233429	448263566	448293746	448323915	448354001	448384040	448414086	435314554	447906785
434182192	435388467	435562277	435723804	435880299	440410777	440567295	448112599	448142588	448172866	448203075	448233437	448263574	448293753	448323923	448354019	448384057	448414094	435314596	447906850
434199824	435388475	435562285	435723838	435880307	440410819	440567311	448112607	448142596	448172874	448203083	448233445	448263582	448293761	448323931	448354027	448384065	448414102	435314604	447906975
434204111	435389333	435562301	435723879	435880406	440410827	440567329	448112615	448142604	448172882	448203091	448233452	448263590	448293779	448323949	448354035	448384073	448414110	435314620	447907064
434205233	435389366	435562343	435723960	435880463	440410876	440567337	448112623	448142612	448172890	448203109	448233460	448263608	448293787	448323956	448354043	448384081	448414128	435314687	447907072
434205761	435389408	435562400	435724018	435880471	440410900	440567345	448112631	448142620	448172908	448203117	448233478	448263616	448293795	448323972	448354050	448384099	448414136	435314737	447907098
434208047	435389416	435562442	435724067	435880489	440410967	440567444	448112649	448142638	448172916	448203125	448233486	448263624	448293803	448323980	448354068	448384107	448414144	435314810	447907171
434213724	435389424	435562491	435724109	435880505	440410975	440567550	448112656	448142646	448172924	448203133	448233494	448263632	448293811	448323998	448354076	448384115	448414151	435314828	447907254
434221610	435389481	435562517	435724158	435880513	440411064	440567568	448112664	448142653	448172932	448203141	448233502	448263640	448293829	448324004	448354084	448384123	448414169	435314851	447907379
434221859	435389515	435562533	435724174	435880596	440411072	440567592	448112672	448142661	448172940	448203158	448233510	448263657	448293837	448324012	448354092	448384131	448414177	435314919	447907544
434228748	435389523	435562566	435724257	435880604	440411122	440567600	448112680	448142679	448172957	448203166	448233528	448263665	448293845	448324020	448354100	448384149	448414185	435314935	447907718
434232088	435389531	435562616	435724273	435880661	440411155	440567659	448112698	448142687	448172965	448203174	448233536	448263673	448293852	448324038	448354118	448384156	448414193	435314943	447907734
434232294	435389556	435562624	435724315	435880695	440411163	440567717	448112706	448142695	448172973	448203182	448233544	448263681	448293860	448324046	448354126	448384164	448414201	435314984	447907817
434250296	435389564	435562889	435724380	435880752	440411171	440567733	448112714	448142711	448172981	448203190	448233551	448263699	448293878	448324053	448354134	448384172	448414219	435315007	447907866
434251732	435389580	435562954	435724406	435880877	440411189	440567840	448112722	448142729	448172999	448203208	448233569	448263707	448293886	448324061	448354142	448384180	448414227	435315049	447908021
434253340	435389598	435562962	435724422	435880984	440411320	440567857	448112730	448142737	448173005	448203216	448233577	448263715	448293894	448324079	448354159	448384198	448414235	435315072	447908104
434256269	435389663	435562970	435724489	435881016	440411338	440567923	448112748	448142745	448173013	448203224	448233585	448263723	448293902	448324087	448354167	448384206	448414243	435315080	447908369
434259651	435389721	435563028	435724539	435881081	440411379	440567980	448112755	448142760	448173021	448203232	448233593	448263731	448293910	448324095	448354175	448384214	448414250	435315098	447908435
434261079	435389788	435563085	435724570	435881131	440411395	440568012	448112763	448142778	448173039	448203240	448233601	448263749	448293928	448324103	448354183	448384222	448414268	435315122	447908492
434265666	435389846	435563093	435724588	435881214	440411478	440568293	448112771	448142786	448173047	448203257	448233619	448263756	448293936	448324111	448354191	448384230	448414276	435315155	447908542

SCH-A-2

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
434271615	435389879	435563119	435724612	435881222	440411536	440568343	448112789	448142794	448173054	448203265	448233627	448263764	448293944	448324129	448354209	448384248	448414284	435315171	447908559
434273140	435389945	435563242	435724687	435881305	440411585	440568350	448112797	448142810	448173062	448203273	448233635	448263772	448293951	448324137	448354217	448384255	448414292	435318589	447908591
434279014	435390141	435563309	435724760	435881339	440411593	440568384	448112805	448142828	448173070	448203281	448233643	448263780	448293969	448324145	448354225	448384263	448414300	435318761	447908625
434282323	435390190	435563317	435724919	435881404	440411635	440568434	448112813	448142836	448173088	448203299	448233650	448263798	448293977	448324152	448354233	448384271	448414318	435319124	447908641
434284196	435390208	435563382	435724976	435881420	440411668	440568442	448112821	448142844	448173096	448203307	448233668	448263806	448293985	448324160	448354241	448384289	448414326	435319132	447908658
434285326	435390257	435563390	435725122	435881446	440411858	440568509	448112839	448142851	448173104	448203315	448233676	448263814	448293993	448324178	448354258	448384297	448414334	435329768	447908666
434285565	435390273	435563465	435725130	435881545	440411874	440568707	448112847	448142869	448173112	448203323	448233684	448263822	448294009	448324186	448354266	448384305	448414342	435329966	447908682
434285987	435390307	435563499	435725171	435881602	440411932	440568731	448112854	448142877	448173120	448203331	448233692	448263830	448294017	448324194	448354274	448384313	448414359	435329974	447908880
434287496	435390323	435563507	435725197	435881701	440411940	440568772	448112862	448142885	448173138	448203349	448233700	448263848	448294025	448324202	448354282	448384321	448414367	435329982	447909037
434290755	435390364	435563556	435725254	435881735	440411981	440568798	448112870	448142893	448173146	448203356	448233718	448263855	448294033	448324210	448354290	448384339	448414375	435330105	447909185
434294542	435390380	435563630	435725320	435881818	440412104	440568889	448112888	448142901	448173153	448203364	448233726	448263863	448294041	448324228	448354308	448384347	448414383	435330139	447909300
434294740	435390398	435563705	435725361	435881859	440412344	440568905	448112896	448142919	448173161	448203372	448233734	448263871	448294058	448324236	448354316	448384354	448414391	435330147	447909409
434299830	435390414	435563713	435725536	435881941	440412393	440568970	448112904	448142927	448173179	448203380	448233742	448263889	448294066	448324244	448354324	448384362	448414409	435330170	447909631
434317814	435390430	435563747	435725544	435881966	440412419	440569010	448112912	448142935	448173187	448203398	448233759	448263897	448294074	448324251	448354332	448384370	448414417	435330295	447909672
434324497	435390463	435563804	435725700	435881990	440412443	440569036	448112920	448142943	448173195	448203406	448233767	448263905	448294082	448324269	448354340	448384388	448414425	435330303	447909706
434325031	435390513	435563861	435725726	435882006	440412450	440569226	448112938	448142950	448173203	448203414	448233775	448263913	448294090	448324277	448354357	448384396	448414433	435330337	447909912
434334512	435390521	435563879	435725759	435882113	440412518	440569234	448112946	448142968	448173211	448203422	448233783	448263921	448294108	448324285	448354365	448384404	448414441	435330386	447909946
434337424	435390539	435563903	435725767	435882147	440412591	440569242	448112953	448142976	448173229	448203430	448233791	448263939	448294116	448324293	448354373	448384412	448414458	435330519	447909987
434350609	435390554	435563911	435725809	435882154	440412625	440569309	448112961	448142984	448173237	448203448	448233809	448263947	448294124	448324301	448354381	448384420	448414466	435330535	447910167
434356101	435390661	435563960	435725874	435882162	440412716	440569317	448112979	448142992	448173245	448203455	448233817	448263954	448294132	448324319	448354399	448384438	448414474	435330592	447910191
434356630	435390729	435564075	435725890	435882212	440412757	440569374	448112987	448143008	448173252	448203463	448233825	448263962	448294140	448324327	448354407	448384446	448414482	435330634	447910381
434363651	435390786	435564091	435725965	435882238	440412773	440569390	448112995	448143016	448173260	448203471	448233833	448263970	448294157	448324335	448354415	448384453	448414490	435330667	447910449
434366993	435390828	435564141	435726013	435882287	440412799	440569424	448113001	448143024	448173278	448203489	448233841	448263988	448294165	448324343	448354423	448384461	448414508	435330691	447910472
434367231	435390893	435564190	435726088	435882386	440412849	440569457	448113019	448143032	448173286	448203497	448233858	448263996	448294173	448324350	448354431	448384479	448414516	435330717	447910563
434367348	435390950	435564232	435726096	435882436	440412864	440569473	448113027	448143040	448173294	448203505	448233866	448264002	448294181	448324368	448354449	448384487	448414524	435330790	447910597
434373288	435390992	435564273	435726104	435882527	440412880	440569556	448113035	448143057	448173302	448203513	448233874	448264010	448294199	448324376	448354456	448384495	448414532	435330816	447910712
434375390	435391073	435564315	435726153	435882568	440412948	440569630	448113043	448143065	448173310	448203521	448233882	448264028	448294207	448324384	448354464	448384503	448414540	435330873	447910787
434381489	435391099	435564356	435726310	435882584	440412963	440569796	448113050	448143073	448173328	448203539	448233890	448264036	448294215	448324392	448354472	448384511	448414557	435331004	447910845
434382248	435391107	435564380	435726369	435882592	440412971	440569879	448113068	448143081	448173336	448203547	448233908	448264044	448294223	448324400	448354480	448384529	448414565	435331061	447910928
434383428	435391131	435564414	435726443	435882634	440413045	440569895	448113076	448143099	448173344	448203554	448233916	448264051	448294231	448324418	448354498	448384537	448414573	435331095	447910969
434394813	435391180	435564505	435726500	435882659	440413052	440569903	448113084	448143107	448173351	448203562	448233924	448264069	448294249	448324426	448354506	448384545	448414581	435331129	447911033
434395695	435391206	435564661	435726526	435882741	440413078	440569986	448113092	448143115	448173369	448203570	448233932	448264077	448294256	448324434	448354514	448384552	448414599	435335765	447911041
434398343	435391255	435564810	435726559	435882857	440413276	440570026	448113100	448143123	448173377	448203588	448233940	448264085	448294264	448324442	448354522	448384560	448414607	435335831	447911082
434398442	435391289	435564844	435726591	435882931	440413367	440570042	448113118	448143131	448173385	448203596	448233957	448264093	448294272	448324459	448354530	448384578	448414615	435336292	447911116
434400313	435391297	435564877	435726625	435882956	440413417	440570091	448113126	448143149	448173393	448203604	448233965	448264101	448294280	448324467	448354548	448384586	448414623	435336961	447911199
434407318	435391495	435564927	435726641	435882964	440413490	440570109	448113134	448143156	448173401	448203612	448233973	448264119	448294298	448324475	448354555	448384594	448414631	435337191	447911371
434407938	435391511	435564935	435726757	435882980	440413524	440570125	448113142	448143164	448173419	448203620	448233981	448264127	448294306	448324483	448354563	448384602	448414649	435338702	447911389
434415899	435391537	435564950	435727391	435883012	440413706	440570133	448113159	448143172	448173427	448203638	448233999	448264135	448294314	448324491	448354571	448384610	448414656	435344783	447911504
434419321	435391586	435564984	435727417	435883061	440413763	440570208	448113167	448143180	448173435	448203646	448234005	448264143	448294322	448324509	448354589	448384628	448414664	435346374	447911702
434420287	435391594	435565007	435727474	435883079	440413839	440570216	448113175	448143198	448173443	448203653	448234013	448264150	448294330	448324517	448354597	448384636	448414672	435346382	447911710
434421251	435391628	435565015	435727490	435883103	440413847	440570265	448113183	448143206	448173450	448203661	448234021	448264168	448294348	448324525	448354605	448384644	448414680	435346390	447911751
434432217	435391651	435565056	435727565	435883145	440413862	440570273	448113191	448143214	448173468	448203679	448234039	448264176	448294355	448324533	448354613	448384651	448414698	435346465	447911777
434434619	435391750	435565148	435727631	435883244	440413995	440570299	448113209	448143222	448173476	448203687	448234047	448264184	448294363	448324541	448354621	448384669	448414706	435346499	447911827
434435442	435391792	435565213	435727672	435883301	440414084	440570398	448113217	448143230	448173484	448203695	448234054	448264192	448294371	448324558	448354639	448384677	448414714	435346523	447911900
434438198	435391818	435565262	435727722	435883319	440414126	440570521	448113225	448143248	448173492	448203703	448234062	448264200	448294389	448324566	448354647	448384685	448414722	435346531	447911918
434442752	435391834	435565395	435727730	435883343	440414217	440570554	448113233	448143255	448173500	448203711	448234070	448264218	448294397	448324574	448354654	448384693	448414730	435346739	447911926
434445292	435391859	435565429	435727821	435883350	440414225	440570588	448113241	448143263	448173518	448203729	448234088	448264226	448294405	448324582	448354662	448384701	448414748	435346747	447911959
434446431	435391990	435565445	435727847	435883426	440414233	440570620	448113258	448143271	448173526	448203737	448234096	448264234	448294413	448324590	448354670	448384719	448414755	435346788	447912056
434452611	435392055	435565478	435727854	435883434	440414241	440570661	448113266	448143289	448173534	448203745	448234104	448264242	448294421	448324608	448354688	448384727	448414763	435346796	447912189
434457776	435392162	435565528	435727862	435883442	440414282	440570703	448113274	448143297	448173542	448203752	448234112	448264259	448294439	448324616	448354696	448384735	448414771	435346812	447912205
434461885	435392246	435565536	435727888	435883475	440414290	440570737	448113282	448143305	448173559	448203760	448234120	448264267	448294447	448324624	448354704	448384750	448414789	435346903	447912320
434462784	435392295	435565627	435727896	435883558	440414357	440570851	448113290	448143313	448173567	448203778	448234138	448264275	448294454	448324632	448354712	448384768	448414797	435346911	447912429
434465845	435392303	435565676	435727920	435883665	440414480	440570877	448113308	448143321	448173575	448203786	448234146	448264283	448294462	448324640	448354720	448384776	448414805	435346960	447912460
434468005	435392386	435565692	435727953	435883673	440414506	440570893	448113316	448143339	448173583	448203794	448234153	448264291	448294470	448324657	448354738	448384784	448414813	435347018	447912478
434468971	435392519	435565817	435727961	435883707	440414514	440570950	448113324	448143347	448173591	448203802	448234161	448264309	448294488	448324665	448354746	448384792	448414821	435347042	447912528
434479416	435392527	435565858	435727979	435883715	440414548	440571156	448113332	448143354	448173609	448203810	448234179	448264317	448294496	448324673	448354753	448384800	448414839	435347059	447912676
434488151	435392600	435565866	435728027	435883749	440414613	440571198	448113340	448143362	448173617	448203828	448234187	448264325	448294504	448324681	448354761	448384818	448414847	435347174	447912783
434488979	435392725	435565908	435728209	435883756	440414647	440571214	448113357	448143370	448173625	448203836	448234195	448264333	448294512	448324699	448354779	448384826	448414854	435363262	447912874
434495461	435392774	435565924	435728233	435883806	440414670	440571370	448113365	448143388	448173633	448203844	448234203	448264341	448294520	448324707	448354787	448384834	448414862	435364583	447913146
434500468	435392881	435565965	435728258	435883814	440414712	440571388	448113373	448143396	448173641	448203851	448234211	448264358	448294538	448324715	448354795	448384842	448414870	435365135	447913310
434502548	435392915	435565981	435728308	435883913	440414779	440571396	448113381	448143404	448173658	448203869	448234229	448264366	448294546	448324723	448354803	448384859	448414888	435365267	447913385
434504668	435393038	435565999	435728316	435883921	440414837	440571446	448113399	448143412	448173666	448203877	448234237	448264374	448294553	448324731	448354811	448384867	448414896	435365275	447913401
434507448	435393186	435566005	435728324	435883996	440414852	440571461	448113407	448143420	448173674	448203885	448234245	448264382	448294561	448324749	448354829	448384875	448414904	435365333	447913450
434508362	435393269	435566047	435728431	435884051	440414894	440571552	448113415	448143438	448173682	448203893	448234252	448264390	448294579	448324756	448354837	448384883	448414912	435365416	447913534
434511028	435393400	435566054	435728555	435884085	440414944	440571628	448113423	448143446	448173690	448203901	448234260	448264408	448294587	448324764	448354845	448384891	448414920	435365465	447913567
434514931	435393459	435566146	435728597	435884234	440414951	440571651	448113431	448143453	448173708	448203919	448234278	448264416	448294595	448324772	448354852	448384909	448414938	435365549	447913682
434527636	435393590	435566179	435728670	435884242	440415008	440571685	448113449	448143461	448173716	448203927	448234286	448264424	448294603	448324780	448354860	448384917	448414946	435365614	447913724
434531398	435393616	435566203	435728795	435884259	440415016	440571719	448113456	448143479	448173724	448203935	448234294	448264432	448294611	448324798	448354878	448384925	448414953	435365671	447913773
434533402	435393632	435566237	435728837	435884267	440415032	440571776	448113464	448143487	448173732	448203943	448234302	448264440	448294629	448324806	448354886	448384933	448414961	435365788	447913831
434541298	435393640	435566260	435728878	435884309	440415081	440571867	448113472	448143495	448173740	448203950	448234310	448264457	448294637	448324814	448354894	448384941	448414979	435365895	447913914
434549713	435393707	435566344	435728944	435884325	440415107	440571891	448113480	448143503	448173757	448203968	448234328	448264465	448294645	448324822	448354902	448384958	448414987	435365960	447913922
434550638	435393715	435566393	435729124	435884440	440415131	440571925	448113498	448143511	448173765	448203976	448234336	448264473	448294652	448324830	448354910	448384966	448414995	435366034	447913955
434551156	435393749	435566492	435729199	435884457	440415180	440571958	448113506	448143529	448173773	448203984	448234344	448264481	448294660	448324848	448354928	448384974	448415000	435366059	447914060

SCH-A-3

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
434561619	435393830	435566518	435729348	435884481	440415354	440572014	448113514	448143537	448173781	448203992	448234351	448264499	448294678	448324855	448354936	448384982	448415018	435366067	447914102
434562203	435393855	435566559	435729439	435884499	440415412	440572071	448113522	448143545	448173799	448204008	448234369	448264507	448294686	448324863	448354944	448384990	448415026	435366109	447914136
434562831	435393871	435566591	435729488	435884523	440415420	440572089	448113530	448143552	448173807	448204016	448234377	448264515	448294694	448324871	448354951	448385005	448415034	435366174	447914292
434578662	435393897	435566617	435729561	435884556	440415511	440572188	448113548	448143560	448173815	448204024	448234385	448264523	448294702	448324889	448354969	448385013	448415042	435366224	447914375
434580197	435393905	435566633	435729603	435884564	440415529	440572212	448113555	448143578	448173823	448204032	448234393	448264531	448294710	448324897	448354977	448385021	448415059	435366257	447914474
434582367	435393939	435566666	435729637	435884630	440415610	440572238	448113563	448143586	448173831	448204040	448234401	448264549	448294728	448324905	448354985	448385039	448415067	435366331	447914565
434583100	435393962	435566773	435729652	435884663	440415727	440572246	448113571	448143594	448173849	448204057	448234419	448264556	448294736	448324913	448354993	448385047	448415075	435366356	447914771
434584082	435394002	435566807	435729660	435884705	440415735	440572295	448113589	448143602	448173856	448204065	448234427	448264564	448294744	448324921	448355008	448385054	448415083	435366372	447914813
434585980	435394028	435566823	435729678	435884887	440415818	440572303	448113597	448143610	448173864	448204073	448234435	448264572	448294751	448324939	448355016	448385062	448415091	435366489	447914839
434587077	435394093	435566831	435729686	435884911	440415909	440572311	448113613	448143628	448173872	448204081	448234443	448264580	448294769	448324947	448355024	448385070	448415109	435366513	447914946
434600896	435394101	435566856	435729710	435884929	440415917	440572394	448113621	448143636	448173880	448204099	448234450	448264598	448294777	448324954	448355032	448385088	448415117	435366596	447915059
434613733	435394127	435566997	435729728	435884945	440415933	440572402	448113639	448143644	448173898	448204107	448234468	448264606	448294785	448324962	448355040	448385096	448415125	435366612	447915125
434616066	435394135	435567003	435729843	435885009	440415941	440572485	448113647	448143669	448173906	448204115	448234476	448264614	448294793	448324970	448355057	448385104	448415133	435369111	447915141
434618468	435394143	435567060	435729892	435885116	440416022	440572501	448113654	448143677	448173914	448204123	448234484	448264622	448294801	448324988	448355065	448385112	448415141	435371257	447915166
434622064	435394168	435567128	435729942	435885165	440416030	440572527	448113662	448143685	448173922	448204131	448234492	448264630	448294819	448324996	448355073	448385120	448415158	435371760	447915729
434630661	435394176	435567136	435729959	435885215	440416055	440572576	448113670	448143693	448173930	448204149	448234500	448264648	448294827	448325001	448355081	448385138	448415166	435372404	447915950
434632683	435394184	435567144	435729975	435885298	440416097	440572618	448113688	448143701	448173948	448204156	448234518	448264655	448294835	448325019	448355099	448385146	448415174	435373782	447916073
434635603	435394242	435567151	435730023	435885306	440416162	440572667	448113696	448143719	448173955	448204164	448234526	448264663	448294843	448325027	448355107	448385153	448415182	435375340	447916214
434635769	435394291	435567201	435730106	435885421	440416188	440572709	448113704	448143727	448173963	448204172	448234534	448264671	448294850	448325035	448355115	448385161	448415190	435383997	447916230
434639316	435394325	435567227	435730155	435885454	440416196	440572758	448113712	448143735	448173971	448204180	448234542	448264689	448294868	448325043	448355123	448385179	448415208	435384029	447916248
434643276	435394333	435567243	435730163	435885512	440416212	440572857	448113720	448143743	448173989	448204198	448234559	448264697	448294876	448325050	448355131	448385187	448415216	435384094	447916255
434655007	435394341	435567292	435730239	435885546	440416253	440572881	448113738	448143750	448173997	448204206	448234567	448264705	448294884	448325068	448355149	448385195	448415224	435384128	447916263
434658647	435394416	435567375	435730247	435885652	440416337	440572907	448113746	448143768	448174003	448204214	448234575	448264713	448294892	448325076	448355156	448385203	448415232	435384268	447916271
434668257	435394432	435567433	435730262	435885777	440416378	440572931	448113753	448143776	448174011	448204222	448234583	448264721	448294900	448325084	448355164	448385211	448415240	435384284	447916289
434671251	435394440	435567490	435730379	435886015	440416402	440572964	448113761	448143784	448174029	448204230	448234591	448264739	448294918	448325092	448355172	448385229	448415257	435384300	447916297
434671590	435394457	435567508	435730528	435886023	440416428	440572972	448113779	448143792	448174037	448204248	448234609	448264747	448294926	448325100	448355180	448385237	448415265	435384367	447916305
434675914	435394499	435567805	435730544	435886064	440416501	440572998	448113787	448143800	448174045	448204255	448234617	448264754	448294934	448325118	448355198	448385245	448415273	435384417	447916313
434678884	435394655	435567870	435730569	435886114	440416634	440573004	448113795	448143818	448174052	448204263	448234625	448264762	448294942	448325126	448355206	448385252	448415281	435384458	447916321
434685004	435394713	435567961	435730577	435886130	440416642	440573046	448113803	448143826	448174060	448204271	448234633	448264770	448294959	448325134	448355214	448385260	448415299	435384474	447916339
434686473	435394739	435567995	435730627	435886171	440416683	440573095	448113811	448143834	448174078	448204289	448234641	448264788	448294967	448325142	448355222	448385278	448415307	435384482	447916347
434687075	435394754	435568035	435730700	435886197	440416733	440573145	448113829	448143842	448174086	448204297	448234658	448264796	448294975	448325159	448355230	448385286	448415315	435384581	447916354
434692364	435394762	435568043	435730791	435886247	440416782	440573210	448113837	448143859	448174094	448204305	448234666	448264804	448294983	448325167	448355248	448385294	448415323	435384706	447916362
434695136	435394838	435568068	435730817	435886312	440416824	440573376	448113845	448143867	448174102	448204313	448234674	448264812	448294991	448325175	448355255	448385302	448415331	435384854	447916388
434696704	435394853	435568118	435730825	435886320	440416832	440573467	448113852	448143875	448174110	448204321	448234682	448264820	448295006	448325183	448355263	448385310	448415349	435384896	447916396
434697314	435394879	435568217	435730866	435886338	440416840	440573475	448113860	448143883	448174128	448204339	448234690	448264838	448295014	448325191	448355271	448385328	448415356	435385034	447916404
434702312	435394903	435568308	435730999	435886411	440416865	440573533	448113878	448143891	448174136	448204347	448234708	448264846	448295022	448325209	448355289	448385336	448415364	435385042	447916412
434703286	435394911	435568316	435731062	435886437	440416873	440573665	448113894	448143909	448174144	448204354	448234716	448264853	448295030	448325217	448355297	448385344	448415372	435389747	447916420
434703971	435395033	435568456	435731146	435886486	440416899	440573731	448113902	448143917	448174151	448204362	448234724	448264861	448295048	448325225	448355305	448385351	448415380	435389911	447916438
434722005	435395082	435568639	435731161	435886551	440416998	440573749	448113910	448143925	448174169	448204370	448234732	448264879	448295055	448325233	448355313	448385369	448415398	435390281	447916446
434723599	435395173	435568654	435731179	435886577	440417103	440573814	448113928	448143933	448174177	448204388	448234740	448264887	448295063	448325241	448355321	448385377	448415406	435391347	447916453
434726840	435395181	435568662	435731229	435886619	440417111	440573871	448113936	448143941	448174185	448204396	448234757	448264895	448295071	448325258	448355339	448385385	448415414	435392154	447916461
434740783	435395207	435568696	435731237	435886627	440417178	440573962	448113944	448143958	448174201	448204404	448234765	448264903	448295089	448325266	448355347	448385393	448415422	435393772	447916487
434747028	435395256	435568795	435731344	435886635	440417228	440574002	448113951	448143966	448174219	448204412	448234773	448264911	448295097	448325274	448355354	448385401	448415430	435393780	447916495
434748927	435395314	435568829	435731419	435886650	440417301	440574077	448113969	448143974	448174227	448204420	448234781	448264929	448295105	448325282	448355362	448385419	448415448	435402847	447916503
434754206	435395371	435568910	435731443	435886684	440417491	440574127	448113977	448143982	448174235	448204438	448234799	448264937	448295113	448325290	448355370	448385427	448415455	435403225	447916511
434762092	435395520	435568928	435731500	435886692	440417533	440574135	448113985	448143990	448174243	448204446	448234807	448264945	448295121	448325308	448355388	448385435	448415463	435403241	447916529
434764239	435395579	435568951	435731526	435886700	440418010	440574143	448113993	448144006	448174250	448204453	448234815	448264952	448295139	448325316	448355396	448385443	448415471	435403340	447916537
434765178	435395629	435569033	435731534	435886742	440418036	440574176	448114009	448144014	448174268	448204461	448234823	448264960	448295147	448325324	448355404	448385450	448415489	435403407	447916545
434765665	435395652	435569140	435731559	435886775	440418093	440574192	448114017	448144022	448174276	448204479	448234831	448264978	448295154	448325332	448355412	448385468	448415497	435403449	447916552
434771028	435395785	435569173	435731575	435886783	440418226	440574242	448114025	448144030	448174284	448204487	448234849	448264986	448295162	448325340	448355420	448385476	448415505	435403472	447916560
434773875	435395801	435569199	435731724	435886809	440418382	440574275	448114033	448144048	448174292	448204495	448234856	448264994	448295170	448325357	448355438	448385484	448415513	435403514	447916578
434777066	435395876	435569744	435731765	435886825	440418416	440574341	448114041	448144055	448174300	448204503	448234864	448265009	448295188	448325365	448355446	448385492	448415521	435403555	447916586
434778965	435395942	435569843	435731773	435886833	440418424	440574374	448114058	448144063	448174318	448204511	448234872	448265017	448295196	448325373	448355453	448385500	448415539	435403621	447916594
434779468	435396007	435569868	435731807	435886841	440418598	440574382	448114074	448144071	448174326	448204529	448234880	448265025	448295204	448325381	448355461	448385518	448415547	435403662	447916602
434781621	435396023	435569876	435731880	435886882	440418614	440574416	448114082	448144089	448174334	448204537	448234898	448265033	448295212	448325399	448355479	448385526	448415554	435403787	447916610
434782694	435396106	435569884	435731963	435886932	440418655	440574424	448114090	448144097	448174342	448204545	448234906	448265041	448295220	448325407	448355487	448385534	448415562	435403811	447916628
434788626	435396197	435569934	435732094	435887021	440418671	440574465	448114108	448144105	448174359	448204552	448234914	448265058	448295238	448325415	448355495	448385542	448415570	435403886	447916636
434794095	435396205	435569942	435732102	435887211	440418713	440574531	448114116	448144113	448174367	448204560	448234922	448265066	448295246	448325423	448355503	448385559	448415588	435403902	447916644
434799896	435396221	435569983	435732128	435887229	440418861	440574572	448114124	448144121	448174375	448204578	448234930	448265074	448295253	448325431	448355511	448385567	448415596	435403944	447916651
434818126	435396270	435570064	435732136	435887245	440418903	440574606	448114132	448144139	448174383	448204586	448234948	448265082	448295261	448325449	448355529	448385575	448415604	435403977	447916669
434818837	435396288	435570072	435732177	435887344	440418929	440574614	448114140	448144147	448174391	448204594	448234955	448265090	448295279	448325456	448355537	448385583	448415612	435403985	447916677
434824223	435396320	435570130	435732219	435887385	440418945	440574705	448114157	448144154	448174409	448204602	448234963	448265108	448295287	448325464	448355545	448385591	448415620	435404082	447916685
434832945	435396346	435570148	435732375	435887393	440418960	440574770	448114165	448144162	448174417	448204610	448234971	448265116	448295295	448325472	448355552	448385609	448415638	435404140	447916693
434833141	435396411	435570171	435732474	435887419	440419000	440574895	448114173	448144170	448174425	448204628	448234989	448265124	448295303	448325480	448355560	448385617	448415646	435404157	447916701
434837977	435396510	435570197	435732607	435887427	440419018	440574994	448114181	448144188	448174433	448204636	448234997	448265132	448295311	448325498	448355578	448385625	448415653	435410238	447916719
434843801	435396536	435570205	435732904	435887468	440419067	440575025	448114199	448144196	448174441	448204644	448235002	448265140	448295329	448325506	448355586	448385633	448415661	435417126	447916727
434843975	435396569	435570221	435732961	435887492	440419141	440575066	448114207	448144204	448174458	448204651	448235010	448265157	448295337	448325514	448355594	448385641	448415679	435420641	447916735
434849063	435396700	435570247	435732987	435887575	440419158	440575108	448114215	448144212	448174466	448204669	448235028	448265165	448295345	448325522	448355602	448385658	448415687	435420716	447916743
434852349	435396767	435570338	435733050	435887591	440419224	440575165	448114223	448144220	448174474	448204677	448235036	448265173	448295352	448325530	448355610	448385666	448415695	435420724	447916768
434856050	435396791	435570387	435733084	435887625	440419240	440575215	448114231	448144238	448174482	448204685	448235044	448265181	448295360	448325548	448355628	448385674	448415703	435420773	447916776
434857108	435396825	435570478	435733175	435887658	440419281	440575223	448114249	448144246	448174490	448204693	448235051	448265199	448295378	448325555	448355636	448385682	448415711	435420799	447916784
434857512	435396841	435570536	435733209	435887666	440419299	440575256	448114256	448144253	448174508	448204701	448235069	448265207	448295394	448325563	448355644	448385690	448415729	435420823	447916792
434865671	435396965	435570619	435733241	435887674	440419315	440575264	448114264	448144261	448174516	448204719	448235077	448265215	448295402	448325571	448355651	448385708	448415737	435420963	447916800

SCH-A-4

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
434873634	435397021	435570684	435733266	435887708	440419372	440575280	448114272	448144279	448174524	448204727	448235085	448265223	448295410	448325589	448355669	448385716	448415745	435420997	447916818
434874475	435397146	435570692	435733324	435887732	440419539	440575298	448114280	448144287	448174532	448204735	448235093	448265231	448295428	448325597	448355677	448385724	448415752	435421045	447916826
434881157	435397187	435570783	435733381	435887781	440419646	440575405	448114298	448144295	448174540	448204743	448235101	448265249	448295436	448325605	448355685	448385732	448415760	435421094	447916834
434882239	435397195	435570858	435733415	435887914	440419661	440575421	448114306	448144303	448174557	448204750	448235119	448265256	448295444	448325613	448355693	448385740	448415778	435421128	447916842
434884011	435397286	435570866	435733449	435888326	440419729	440575439	448114314	448144311	448174565	448204768	448235127	448265264	448295451	448325621	448355701	448385757	448415786	435421276	447916859
434884581	435397302	435570874	435733563	435888342	440419737	440575447	448114322	448144329	448174573	448204776	448235135	448265272	448295469	448325639	448355719	448385765	448415794	435421359	447916867
434884920	435397328	435570908	435733605	435888391	440419760	440575488	448114330	448144337	448174581	448204784	448235143	448265280	448295477	448325647	448355727	448385773	448415802	435421391	447916875
434887865	435397450	435570932	435733613	435888425	440419828	440575538	448114348	448144345	448174599	448204792	448235150	448265298	448295485	448325654	448355735	448385781	448415810	435421433	447916883
434889663	435397518	435570965	435733621	435888441	440420016	440575595	448114355	448144352	448174607	448204800	448235168	448265306	448295493	448325662	448355743	448385799	448415828	435421474	447916891
434894895	435397575	435570973	435733647	435888458	440420024	440575637	448114363	448144360	448174615	448204818	448235176	448265314	448295501	448325670	448355750	448385807	448415836	435421557	447916909
434896726	435397641	435571005	435733654	435888516	440420149	440575652	448114371	448144378	448174623	448204826	448235184	448265322	448295519	448325688	448355768	448385815	448415844	435421706	447916917
434907986	435397666	435571054	435733720	435888524	440420214	440575686	448114389	448144386	448174631	448204834	448235192	448265330	448295527	448325696	448355776	448385823	448415851	435427232	447916925
434908208	435397682	435571070	435733829	435888557	440420230	440575736	448114397	448144394	448174649	448204842	448235200	448265348	448295535	448325704	448355784	448385831	448415869	435431523	447916933
434912580	435397757	435571120	435733845	435888607	440420255	440575801	448114405	448144402	448174656	448204859	448235218	448265355	448295543	448325712	448355792	448385849	448415877	435436910	447916941
434922001	435397781	435571161	435733852	435888631	440420297	440575827	448114413	448144410	448174664	448204867	448235226	448265363	448295550	448325720	448355800	448385856	448415885	435436977	447916958
434923926	435397971	435571179	435733878	435888672	440420396	440575835	448114421	448144428	448174672	448204875	448235234	448265371	448295568	448325738	448355818	448385864	448415893	435437017	447916966
434925301	435397989	435571229	435733928	435888722	440420438	440575975	448114439	448144436	448174680	448204883	448235242	448265389	448295576	448325746	448355826	448385872	448415901	435437082	447916974
434930046	435398045	435571237	435733936	435888748	440420461	440575991	448114447	448144444	448174698	448204891	448235259	448265397	448295584	448325753	448355834	448385880	448415919	435437173	447916982
434932794	435398201	435571278	435734090	435888755	440420552	440576049	448114454	448144451	448174706	448204909	448235267	448265405	448295592	448325761	448355842	448385898	448415927	435437256	447916990
434941704	435398615	435571344	435734231	435888763	440420586	440576080	448114462	448144469	448174714	448204917	448235275	448265413	448295600	448325779	448355859	448385906	448415935	435437348	447917006
434944773	435398623	435571484	435734363	435888771	440420669	440576189	448114470	448144477	448174722	448204925	448235283	448265421	448295618	448325787	448355867	448385914	448415943	435437355	447917014
434944948	435398649	435571591	435734371	435888789	440420677	440576254	448114488	448144485	448174730	448204933	448235291	448265439	448295626	448325795	448355875	448385922	448415950	435437389	447917022
434946810	435398698	435571625	435734447	435888797	440420685	440576262	448114496	448144493	448174748	448204941	448235309	448265447	448295634	448325803	448355883	448385930	448415968	435437405	447917030
434947941	435398748	435571633	435734470	435888805	440420693	440576288	448114504	448144501	448174755	448204958	448235317	448265454	448295642	448325811	448355891	448385948	448415976	435437421	447917048
434953766	435398797	435571666	435734488	435888854	440420719	440576296	448114512	448144519	448174763	448204966	448235325	448265462	448295659	448325829	448355909	448385955	448415984	435437488	447917055
434965497	435398805	435571682	435734512	435888870	440420727	440576361	448114520	448144527	448174771	448204974	448235333	448265470	448295667	448325837	448355917	448385963	448415992	435437520	447917063
434965836	435398813	435571716	435734611	435888888	440420750	440576395	448114538	448144535	448174789	448204982	448235341	448265488	448295675	448325845	448355925	448385971	448416008	435437561	447917071
434966776	435398839	435571781	435734645	435888904	440420776	440576759	448114546	448144543	448174797	448204990	448235358	448265496	448295683	448325852	448355933	448385989	448416016	435437579	447917089
434968897	435398862	435571807	435734694	435888938	440420792	440576767	448114553	448144550	448174805	448205005	448235366	448265504	448295691	448325860	448355941	448385997	448416024	435437595	447917097
434969788	435398896	435571864	435734777	435889217	440420800	440576775	448114561	448144568	448174813	448205013	448235374	448265512	448295709	448325878	448355958	448386003	448416032	435437603	447917105
434971289	435398912	435571872	435734793	435889233	440420842	440576783	448114579	448144576	448174821	448205021	448235382	448265520	448295717	448325886	448355966	448386011	448416040	435437611	447917121
434980611	435398946	435571898	435734868	435889241	440420891	440576809	448114587	448144584	448174839	448205039	448235390	448265538	448295725	448325894	448355974	448386029	448416057	435437629	447917139
434981692	435398961	435571906	435734918	435889282	440421006	440576825	448114595	448144592	448174847	448205047	448235408	448265546	448295733	448325902	448355982	448386037	448416065	435437819	447917147
434986840	435399050	435571914	435734942	435889365	440421097	440576841	448114603	448144600	448174854	448205054	448235416	448265553	448295741	448325910	448355990	448386045	448416073	435437827	447917154
434990495	435399126	435571922	435735006	435889381	440421105	440577070	448114611	448144618	448174862	448205062	448235424	448265561	448295758	448325928	448356006	448386052	448416081	435438346	447917162
434994265	435399241	435571955	435735089	435889415	440421121	440577096	448114629	448144626	448174870	448205070	448235432	448265579	448295766	448325936	448356014	448386060	448416099	435443007	447917170
435005269	435399290	435571989	435735162	435889449	440421147	440577146	448114637	448144634	448174888	448205088	448235440	448265587	448295774	448325944	448356022	448386078	448416107	435446380	447917188
435011259	435399308	435571997	435735204	435889555	440421212	440577179	448114645	448144642	448174896	448205096	448235457	448265595	448295782	448325951	448356030	448386086	448416115	435446794	447917196
435013016	435399357	435572045	435735295	435889597	440421238	440577187	448114652	448144659	448174904	448205104	448235465	448265603	448295790	448325969	448356048	448386094	448416123	435447347	447917204
435025416	435399373	435572169	435735311	435889647	440421246	440577245	448114660	448144667	448174912	448205112	448235473	448265611	448295808	448325977	448356055	448386102	448416131	435452891	447917212
435028949	435399456	435572185	435735352	435889662	440421329	440577278	448114678	448144675	448174920	448205120	448235481	448265629	448295816	448325985	448356063	448386110	448416149	435452990	447917220
435030499	435399472	435572193	435735386	435889688	440421337	440577385	448114686	448144683	448174938	448205138	448235499	448265637	448295824	448325993	448356071	448386128	448416156	435453022	447917238
435031273	435399480	435572268	435735477	435889696	440421352	440578813	448114694	448144691	448174946	448205146	448235507	448265645	448295832	448326009	448356089	448386136	448416164	435453097	447917246
435037643	435399506	435572292	435735535	435889704	440421436	440578946	448114702	448144709	448174953	448205153	448235515	448265652	448295840	448326017	448356097	448386144	448416172	435453105	447917253
435040118	435399571	435572318	435735550	435889712	440421451	440579001	448114710	448144717	448174987	448205161	448235523	448265660	448295857	448326025	448356105	448386151	448416180	435453113	447917261
435043179	435399589	435572326	435735600	435889803	440421485	440579035	448114728	448144725	448174995	448205179	448235531	448265678	448295865	448326033	448356113	448386169	448416198	435453121	447917279
435043252	435399597	435572391	435735675	435889811	440421550	440579050	448114736	448144733	448175000	448205187	448235549	448265686	448295873	448326041	448356121	448386177	448416206	435453253	447917287
435048186	435399654	435572417	435735717	435889860	440421600	440579118	448114744	448144741	448175018	448205195	448235556	448265694	448295881	448326058	448356139	448386185	448416214	435453303	447917295
435048509	435399720	435572482	435735790	435889894	440421618	440579126	448114751	448144758	448175026	448205203	448235564	448265702	448295899	448326066	448356147	448386193	448416222	435453352	447917303
435050604	435399803	435572540	435736731	435889902	440421691	440579134	448114769	448144766	448175034	448205211	448235572	448265710	448295907	448326074	448356154	448386201	448416230	435453444	447917311
435051131	435399811	435572557	435736764	435889969	440421709	440579175	448114777	448144774	448175042	448205229	448235580	448265736	448295915	448326082	448356162	448386219	448416248	435453535	447917329
435059464	435399951	435572573	435736830	435889985	440421741	440579266	448114785	448144782	448175059	448205237	448235598	448265744	448295923	448326090	448356170	448386227	448416255	435453618	447917337
435059472	435400080	435572706	435736871	435889993	440421790	440579308	448114793	448144790	448175067	448205245	448235606	448265751	448295931	448326108	448356188	448386235	448416263	435453667	447917345
435059571	435400163	435573043	435736988	435890041	440421824	440579399	448114801	448144808	448175083	448205252	448235614	448265769	448295949	448326116	448356204	448386243	448416271	435453725	447917352
435059753	435400189	435573100	435737002	435890058	440421857	440579415	448114819	448144816	448175091	448205260	448235622	448265777	448295956	448326124	448356212	448386250	448416289	435458633	447917360
435059902	435400213	435573167	435737077	435890074	440421873	440579456	448114827	448144824	448175109	448205278	448235630	448265785	448295964	448326132	448356220	448386268	448416297	435459623	447917378
435059985	435400296	435573282	435737135	435890108	440421949	440579548	448114835	448144832	448175117	448205286	448235648	448265793	448295972	448326140	448356238	448386276	448416305	435462064	447917386
435063995	435400312	435573316	435737143	435890132	440421956	440579712	448114843	448144840	448175125	448205294	448235655	448265801	448295980	448326157	448356246	448386284	448416313	435462221	447917394
435065537	435400338	435573357	435737242	435890165	440421972	440579886	448114850	448144857	448175133	448205302	448235663	448265819	448295998	448326165	448356253	448386292	448416321	435463070	447917402
435069752	435400403	435573381	435737275	435890199	440421980	440579951	448114868	448144865	448175141	448205310	448235671	448265827	448296004	448326173	448356261	448386300	448416339	435466156	447917410
435071469	435400536	435573407	435737309	435890298	440421998	440580017	448114876	448144873	448175158	448205328	448235689	448265835	448296012	448326181	448356279	448386318	448416347	435466313	447917428
435072574	435400585	435573431	435737374	435890322	440422038	440580033	448114884	448144881	448175166	448205336	448235697	448265843	448296020	448326199	448356287	448386326	448416354	435470125	447917436
435075734	435400593	435573449	435737408	435890413	440422046	440580199	448114892	448144899	448175174	448205344	448235705	448265850	448296038	448326207	448356295	448386334	448416362	435470133	447917444
435075809	435400635	435573530	435737507	435890439	440422152	440580223	448114900	448144907	448175182	448205351	448235713	448265868	448296046	448326215	448356303	448386342	448416370	435470141	447917451
435076104	435400650	435573563	435737515	435890520	440422236	440580256	448114918	448144915	448175190	448205369	448235721	448265876	448296053	448326223	448356311	448386359	448416388	435470174	447917469
435077409	435400692	435573662	435737531	435890686	440422277	440580272	448114926	448144923	448175208	448205377	448235739	448265884	448296061	448326231	448356329	448386367	448416396	435470240	447917477
435077425	435400742	435573696	435737556	435890694	440422343	440580280	448114934	448144931	448175216	448205385	448235747	448265892	448296079	448326249	448356337	448386375	448416404	435470265	447917493
435078225	435400841	435573720	435737739	435890702	440422483	440580348	448114942	448144949	448175224	448205393	448235754	448265900	448296087	448326256	448356345	448386383	448416412	435470307	447917501
435078357	435400965	435573753	435737853	435890827	440422509	440580397	448114959	448144956	448175232	448205401	448235762	448265918	448296095	448326264	448356352	448386391	448416420	435470422	447917519
435078639	435400999	435573795	435737879	435891874	440422525	440580413	448114967	448144964	448175240	448205419	448235770	448265926	448296103	448326272	448356360	448386409	448416438	435470463	447917527
435092283	435401195	435573878	435737895	435891890	440422558	440580488	448114975	448144972	448175257	448205427	448235788	448265934	448296111	448326280	448356378	448386417	448416446	435470588	447917535
435094867	435401237	435573910	435737911	435891965	440422574	440580512	448114983	448144980	448175265	448205435	448235796	448265942	448296129	448326298	448356386	448386425	448416453	435470646	447917543
435106885	435401286	435573969	435737978	435892047	440422582	440580579	448114991	448144998	448175273	448205443	448235804	448265959	448296137	448326306	448356394	448386433	448416461	435470703	447917550

SCH-A-5

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435107750	435401294	435574033	435738018	435892054	440422608	440580587	448115006	448145003	448175281	448205450	448235812	448265967	448296145	448326314	448356402	448386441	448416479	435470786	447917568
435108139	435401393	435574041	435738042	435892062	440422624	440580686	448115014	448145011	448175299	448205468	448235820	448265975	448296152	448326322	448356428	448386458	448416487	435471404	447917576
435122189	435401427	435574058	435738067	435892237	440422681	440580769	448115022	448145029	448175307	448205476	448235838	448265983	448296160	448326330	448356436	448386466	448416495	435472550	447917584
435123070	435401468	435574074	435738109	435892245	440422780	440580801	448115030	448145037	448175315	448205484	448235846	448265991	448296178	448326348	448356444	448386474	448416503	435473129	447917592
435129895	435401492	435574116	435738158	435892260	440422806	440580835	448115048	448145045	448175323	448205492	448235853	448266007	448296186	448326355	448356451	448386482	448416511	435476320	447917600
435132105	435401567	435574124	435738265	435892294	440422905	440580868	448115055	448145052	448175331	448205500	448235861	448266015	448296194	448326363	448356469	448386490	448416529	435479316	447917618
435135660	435401666	435574165	435738281	435892302	440422921	440580876	448115063	448145060	448175349	448205518	448235879	448266023	448296202	448326371	448356477	448386508	448416537	435479738	447917626
435137617	435401716	435574173	435738315	435892344	440422962	440580959	448115071	448145078	448175356	448205526	448235887	448266031	448296210	448326389	448356485	448386516	448416545	435481437	447917634
435140363	435401732	435574298	435738356	435892369	440423051	440580975	448115089	448145086	448175364	448205534	448235895	448266049	448296228	448326397	448356493	448386524	448416552	435486535	447917642
435141015	435401740	435574322	435738364	435892385	440423192	440581031	448115097	448145094	448175372	448205542	448235903	448266056	448296236	448326405	448356501	448386532	448416560	435486659	447917659
435142278	435401757	435574348	435738372	435892476	440423267	440581072	448115105	448145102	448175380	448205559	448235911	448266064	448296244	448326413	448356519	448386540	448416578	435486733	447917667
435147467	435401765	435574587	435738398	435892542	440423358	440581130	448115113	448145110	448175398	448205567	448235929	448266072	448296251	448326421	448356527	448386557	448416586	435486816	447917675
435148242	435401856	435574843	435738406	435892567	440423390	440581163	428181184	448145128	448175406	448205575	448235937	448266080	448296269	448326439	448356535	448386565	448416594	435486873	447917683
435148416	435401880	435575113	435738430	435892682	440423531	440581205	428401756	448145136	448175414	448205583	448235945	448266098	448296277	448326447	448356543	448386573	448416602	435486949	447917691
435148440	435401922	435575196	435738463	435892708	440423572	440581239	428499669	448145144	448175422	448205591	448235952	448266106	448296285	448326454	448356550	448386581	448416610	435487129	447917709
435154919	435401948	435575337	435738521	435892732	440423622	440581262	428733299	448145151	448175430	448205609	448235960	448266114	448296293	448326462	448356568	448386599	448416628	435487160	447917717
435159264	435401955	435575386	435738539	435892864	440423630	440581288	428794085	448145169	448175448	448205617	448235978	448266122	448296301	448326470	448356576	448386607	448416636	435487178	447917725
435160049	435401989	435575444	435738562	435892955	440423754	440581361	428910368	448145177	448175455	448205625	448235986	448266130	448296319	448326488	448356584	448386615	448416644	435487202	447917733
435165360	435402011	435575469	435738570	435893037	440423853	440581387	428924641	448145185	448175463	448205633	448235994	448266148	448296327	448326496	448356592	448386623	448416651	435487228	447917741
435165451	435402029	435575493	435738638	435893185	440423861	440581395	429033509	448145193	448175471	448205641	448236000	448266155	448296335	448326504	448356600	448386631	448416669	435487277	447917758
435171517	435402052	435575592	435738687	435893219	440423879	440581460	429108566	448145201	448175489	448205658	448236018	448266163	448296343	448326512	448356618	448386649	448416677	435487319	447917766
435176672	435402060	435575618	435738745	435893292	440423887	440581486	429135478	448145219	448175497	448205666	448236026	448266171	448296350	448326520	448356626	448386656	448416685	435487459	447917774
435181896	435402078	435575667	435738935	435893375	440423911	440581494	429155716	448145227	448175505	448205674	448236034	448266189	448296368	448326538	448356634	448386664	448416693	435487483	447917790
435181920	435402193	435575683	435738992	435893433	440424042	440581510	429241284	448145235	448175513	448205682	448236042	448266197	448296376	448326546	448356642	448386672	448416701	435487491	447917808
435181987	435402300	435575725	435739065	435893490	440424109	440581569	429260433	448145243	448175521	448205690	448236059	448266205	448296384	448326553	448356659	448386680	448416719	435492616	447917816
435182977	435402359	435575766	435739073	435893532	440424141	440581577	429392558	448145250	448175539	448205708	448236067	448266213	448296392	448326561	448356667	448386698	448416727	435492657	447917824
435183066	435402482	435575774	435739164	435893557	440424216	440581593	429517147	448145268	448175547	448205716	448236075	448266221	448296400	448326579	448356675	448386706	448416735	435497656	447917832
435183736	435402599	435575915	435739347	435893581	440424224	440581619	429560394	448145276	448175554	448205724	448236083	448266239	448296418	448326587	448356683	448386714	448416743	435497938	447917840
435192422	435402631	435575949	435739396	435893599	440424273	440581908	429581713	448145284	448175562	448205732	448236091	448266247	448296426	448326595	448356691	448386722	448416750	435498050	447917857
435193966	435402680	435576004	435739479	435893664	440424398	440581916	429585979	448145300	448175570	448205740	448236109	448266254	448296434	448326603	448356709	448386730	448416768	435504121	447917865
435195441	435402714	435576020	435739537	435893672	440424463	440581924	429681869	448145318	448175588	448205757	448236117	448266262	448296442	448326611	448356717	448386748	448416776	435504147	447917873
435200027	435402722	435576038	435739560	435893706	440424489	440581932	429801947	448145326	448175596	448205765	448236125	448266270	448296459	448326629	448356725	448386755	448416784	435504154	447917881
435202759	435402730	435576145	435739651	435893714	440424554	440581973	430195925	448145334	448175604	448205773	448236133	448266288	448296467	448326637	448356733	448386763	448416792	435504188	447917899
435216486	435402763	435576178	435739693	435893722	440424653	440582013	430264614	448145342	448175612	448205781	448236141	448266296	448296475	448326645	448356741	448386771	448416800	435504212	447917907
435218904	435402805	435576210	435739701	435893748	440424703	440582104	430287755	448145359	448175620	448205799	448236158	448266304	448296483	448326652	448356758	448386789	448416818	435504246	447917915
435219209	435402839	435576327	435739784	435893854	440424802	440582146	430299636	448145367	448175638	448205807	448236166	448266312	448296491	448326660	448356766	448386797	448416826	435504329	447917923
435223219	435402862	435576343	435739792	435893904	440424844	440582229	430384776	448145375	448175646	448205815	448236174	448266320	448296509	448326678	448356774	448386805	448416834	435504428	447917931
435223367	435402896	435576368	435739859	435893953	440424869	440582237	430390740	448145383	448175653	448205823	448236182	448266338	448296517	448326686	448356782	448386813	448416842	435504469	447917949
435223441	435402920	435576376	435739867	435893979	440424885	440582252	430440990	448145391	448175661	448205831	448236190	448266346	448296525	448326694	448356790	448386821	448416859	435504584	447917956
435223524	435402953	435576426	435739883	435893987	440424943	440582286	431310515	448145409	448175679	448205849	448236208	448266361	448296533	448326702	448356808	448386839	448416867	435504634	447917964
435223540	435403019	435576434	435739891	435894050	440425064	440582336	431327774	448145417	448175687	448205856	448236216	448266379	448296541	448326710	448356816	448386847	448416875	435504659	447917972
435223607	435403084	435576442	435739909	435894209	440425080	440582385	431445873	448145425	448175695	448205864	448236224	448266387	448296558	448326728	448356824	448386854	448416883	435504683	447917998
435223631	435403266	435576509	435739933	435894217	440425122	440582419	431847250	448145433	448175703	448205872	448236232	448266395	448296566	448326736	448356832	448386862	448416891	435504741	447918004
435223649	435403316	435576582	435739958	435894225	440425189	440582443	432155513	448145441	448175711	448205880	448236240	448266403	448296574	448326744	448356840	448386888	448416909	435504758	447918012
435223680	435403357	435576608	435739966	435894308	440425197	440582518	432159572	448145458	448175729	448205898	448236257	448266411	448296582	448326751	448356857	448386896	448416917	435504816	447918020
435223839	435403365	435576616	435740063	435894316	440425239	440582526	432163467	448145466	448175737	448205906	448236265	448266429	448296590	448326769	448356865	448386904	448416925	435504865	447918038
435223896	435403373	435576624	435740097	435894373	440425304	440582542	432191708	448145474	448175745	448205914	448236273	448266437	448296608	448326777	448356873	448386912	448416933	435504881	447918046
435223987	435403779	435576665	435740121	435894399	440425320	440582575	432210227	448145482	448175752	448205922	448236281	448266445	448296616	448326785	448356881	448386920	448416941	435505078	447918053
435224001	435404132	435576699	435740162	435894431	440425486	440582617	432223923	448145490	448175760	448205930	448236299	448266452	448296624	448326793	448356899	448386938	448416958	435505110	447918061
435224167	435404173	435576715	435740253	435894456	440425502	440582682	432253649	448145508	448175778	448205948	448236307	448266460	448296632	448326801	448356907	448386946	448416966	435505144	447918079
435224191	435404207	435576723	435740287	435894506	440425627	440582732	448115121	448145516	448175786	448205955	448236315	448266478	448296640	448326819	448356915	448386953	448416974	435505847	447918087
435224225	435404249	435576772	435740378	435894514	440425635	440582765	448115139	448145524	448175794	448205963	448236323	448266486	448296657	448326827	448356923	448386961	448416982	435506191	447918095
435224274	435404280	435576855	435740410	435894522	440425692	440582781	448115147	448145532	448175802	448205971	448236331	448266494	448296665	448326835	448356931	448386979	448416990	435509245	447918103
435224324	435404355	435576913	435740493	435894530	440425783	440582799	448115154	448145540	448175810	448205989	448236349	448266502	448296673	448326843	448356949	448386987	448417006	435510144	447918111
435224381	435404371	435576921	435740543	435894548	440425833	440582880	448115162	448145557	448175828	448205997	448236356	448266510	448296681	448326850	448356956	448386995	448417014	435514310	447918129
435224498	435404389	435576988	435740659	435894563	440425841	440582914	448115170	448145565	448175836	448206003	448236364	448266528	448296699	448326868	448356964	448387001	448417022	435514906	447918137
435224514	435404405	435577044	435740667	435894571	440425866	440582948	448115188	448145573	448175844	448206011	448236372	448266536	448296707	448326876	448356972	448387019	448417030	435520960	447918145
435224571	435404470	435577127	435740741	435894605	440425908	440583011	448115196	448145581	448175851	448206029	448236380	448266544	448296715	448326884	448356980	448387027	448417048	435520978	447918152
435224696	435404496	435577143	435740782	435894639	440426013	440583029	448115204	448145599	448175869	448206037	448236398	448266551	448296723	448326892	448356998	448387035	448417055	435521208	447918160
435224787	435404637	435577150	435740832	435894647	440426187	440583094	448115212	448145607	448175877	448206045	448236406	448266569	448296731	448326900	448357004	448387043	448417063	435521232	447918178
435224829	435404710	435577192	435740840	435894662	440426229	440583128	448115220	448145615	448175885	448206052	448236414	448266577	448296749	448326918	448357012	448387050	448417071	435521323	447918186
435224969	435404728	435577341	435740865	435894688	440426245	440583136	448115238	448145623	448175893	448206060	448236422	448266585	448296756	448326926	448357020	448387068	448417089	435521372	447918194
435225214	435404843	435577432	435740923	435894696	440426252	440583169	448115246	448145631	448175901	448206078	448236430	448266593	448296764	448326934	448357038	448387076	448417097	435521448	447918202
435225230	435404967	435577457	435741046	435894837	440426294	440583243	448115253	448145649	448175919	448206086	448236448	448266601	448296772	448326942	448357046	448387084	448417105	435521463	447918210
435225396	435404975	435577465	435741087	435894902	440426302	440583250	448115261	448145656	448175927	448206094	448236455	448266619	448296780	448326959	448357053	448387092	448417113	435521497	447918228
435225420	435404983	435577523	435741111	435894910	440426377	440583268	448115279	448145664	448175935	448206102	448236463	448266627	448296798	448326967	448357061	448387100	448417121	435521547	447918236
435225438	435405287	435577598	435741129	435894936	440426526	440583276	448115287	448145672	448175943	448206110	448236471	448266635	448296806	448326975	448357079	448387118	448417139	435521554	447918251
435225529	435405329	435577689	435741186	435895040	440426591	440583565	448115295	448145680	448175950	448206128	448236489	448266643	448296822	448326983	448357087	448387126	448417147	435521653	447918269
435225628	435405436	435577705	435741202	435895057	440426690	440583599	448115303	448145698	448175968	448206136	448236497	448266650	448296830	448326991	448357095	448387134	448417154	435521661	447918277
435225859	435405444	435577812	435741210	435895081	440426781	440583623	448115311	448145706	448175976	448206144	448236505	448266668	448296848	448327007	448357103	448387142	448417162	435521687	447918285
435225982	435405469	435577820	435741244	435895099	440426906	440583656	448115329	448145714	448175984	448206151	448236513	448266676	448296855	448327015	448357111	448387159	448417170	435521885	447918293
435226287	435405501	435577846	435741319	435895230	440427029	440583664	448115337	448145722	448175992	448206169	448236521	448266684	448296863	448327023	448357129	448387167	448417188	435521901	447918301
435226360	435405519	435577853	435741327	435895255	440427060	440583755	448115345	448145730	448176008	448206177	448236539	448266692	448296871	448327031	448357137	448387175	448417196	435528690	447918319

SCH-A-6

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435226428	435405584	435577861	435741335	435895297	440427094	440583771	448115352	448145748	448176016	448206185	448236547	448266700	448296889	448327049	448357145	448387183	448417204	435529888	447918327
435226527	435405642	435577911	435741343	435895313	440427144	440583896	448115360	448145755	448176024	448206193	448236554	448266718	448296897	448327056	448357152	448387191	448417212	435531900	447918335
435226667	435405733	435577929	435741350	435895354	440427185	440584043	448115378	448145763	448176032	448206201	448236562	448266726	448296905	448327064	448357160	448387209	448417220	435537709	447918343
435226758	435405741	435577937	435741376	435895388	440427193	440584068	448115386	448145771	448176040	448206219	448236570	448266734	448296913	448327072	448357178	448387217	448417238	435538467	447918350
435226915	435405824	435577952	435741426	435895412	440427243	440584100	448115394	448145789	448176057	448206227	448236588	448266742	448296921	448327080	448357186	448387225	448417246	435538483	447918368
435227004	435405857	435578026	435741491	435895446	440427375	440584183	448115402	448145797	448176065	448206235	448236596	448266759	448296939	448327098	448357194	448387233	448417253	435538517	447918376
435227061	435405915	435578034	435741509	435895479	440427391	440584191	448115410	448145805	448176073	448206243	448236604	448266767	448296947	448327106	448357202	448387241	448417261	435538541	447918384
435227202	435405980	435578042	435741517	435895487	440427409	440584241	448115428	448145813	448176081	448206250	448236612	448266775	448296954	448327114	448357210	448387258	448417279	435538608	447918392
435227251	435406004	435578091	435741665	435895560	440427524	440584274	448115436	448145821	448176099	448206268	448236620	448266783	448296962	448327122	448357228	448387266	448417287	435538616	447918400
435227285	435406061	435578141	435741756	435895578	440427540	440584308	448115444	448145839	448176107	448206276	448236638	448266791	448296970	448327130	448357236	448387274	448417295	435538640	447918418
435227301	435406079	435578158	435741764	435895586	440427581	440584324	448115451	448145847	448176115	448206284	448236646	448266809	448296988	448327148	448357244	448387282	448417303	435538707	447918426
435227400	435406152	435578182	435741806	435895628	440427623	440584340	448115469	448145854	448176123	448206292	448236653	448266817	448296996	448327155	448357251	448387290	448417311	435538749	447918434
435227558	435406210	435578216	435741855	435895636	440427730	440584381	448115485	448145862	448176131	448206300	448236661	448266825	448297002	448327163	448357269	448387308	448417329	435538806	447918442
435227608	435406236	435578265	435741921	435895651	440427755	440584407	448115493	448145870	448176149	448206318	448236679	448266833	448297010	448327171	448357277	448387316	448417337	435538830	447918459
435227657	435406293	435578299	435741939	435895677	440427805	440584530	448115501	448145888	448176156	448206326	448236687	448266841	448297028	448327189	448357285	448387324	448417345	435538848	447918467
435227715	435406459	435579479	435741962	435895750	440427904	440584571	448115519	448145896	448176164	448206334	448236695	448266858	448297036	448327197	448357293	448387332	448417352	435538863	447918475
435227749	435406475	435579503	435741996	435895768	440427920	440584597	448115527	448145904	448176172	448206342	448236703	448266866	448297044	448327205	448357301	448387340	448417360	435538871	447918483
435227764	435406483	435579537	435742093	435895842	440427946	440584753	448115535	448145912	448176180	448206359	448236711	448266874	448297051	448327221	448357319	448387357	448417378	435538897	447918491
435227863	435406491	435579552	435742192	435895867	440427979	440584761	448115543	448145920	448176198	448206367	448236729	448266882	448297069	448327239	448357327	448387365	448417386	435538905	447918509
435227871	435406517	435579594	435742218	435895917	440428316	440584803	448115550	448145938	448176206	448206375	448236737	448266890	448297077	448327247	448357335	448387373	448417394	435539036	447918517
435228036	435406608	435579735	435742242	435895982	440428332	440584811	448115568	448145946	448176214	448206383	448236752	448266908	448297085	448327254	448357343	448387381	448417402	435539077	447918525
435228218	435406640	435579818	435742317	435896063	440428407	440584860	448115576	448145953	448176222	448206391	448236760	448266916	448297093	448327262	448357350	448387399	448417410	435539127	447918533
435228234	435406764	435579883	435742333	435896071	440428506	440584977	448115584	448145961	448176230	448206409	448236778	448266924	448297101	448327270	448357368	448387407	448417428	435542626	447918541
435228465	435406772	435579891	435742366	435896147	440428647	440584985	448115592	448145979	448176248	448206417	448236786	448266932	448297119	448327288	448357376	448387415	448417436	435542758	447918558
435228549	435406822	435579917	435742432	435896162	440428712	440585040	448115600	448145987	448176255	448206425	448236794	448266940	448297127	448327296	448357384	448387423	448417444	435542956	447918566
435228689	435406921	435579966	435742440	435896170	440428753	440585107	448115618	448145995	448176263	448206433	448236802	448266957	448297135	448327304	448357392	448387431	448417451	435543772	447918574
435228739	435406996	435579990	435742507	435896279	440428829	440585123	448115626	448146001	448176271	448206441	448236810	448266965	448297143	448327312	448357400	448387449	448417469	435545140	447918582
435228804	435407051	435580113	435742564	435896303	440428860	440585164	448115634	448146019	448176289	448206458	448236828	448266973	448297150	448327320	448357418	448387456	448417477	435551999	447918590
435228838	435407077	435580139	435742648	435896428	440428886	440585248	448115642	448146027	448176305	448206466	448236836	448266981	448297168	448327338	448357426	448387464	448417485	435554589	447918608
435228903	435408471	435580154	435742663	435896469	440428894	440585263	448115659	448146035	448176313	448206474	448236844	448266999	448297176	448327346	448357434	448387472	448417493	435554639	447918616
435228945	435408562	435580188	435742762	435896477	440428951	440585305	448115667	448146043	448176321	448206482	448236851	448267005	448297184	448327353	448357442	448387480	448417501	435554654	447918624
435229083	435408620	435580246	435742770	435896717	440428977	440585313	448115675	448146050	448176339	448206490	448236869	448267013	448297192	448327361	448357459	448387498	448417519	435554712	447918632
435229091	435408638	435580287	435742812	435896881	440429033	440585404	448115683	448146068	448176347	448206508	448236877	448267021	448297200	448327379	448357467	448387506	448417527	435554761	447918640
435229364	435408695	435580576	435742903	435896907	440429041	440585461	448115691	448146076	448176354	448206516	448236885	448267039	448297218	448327387	448357475	448387514	448417535	435554803	447918657
435229455	435408729	435580618	435742929	435896949	440429090	440585479	448115709	448146084	448176362	448206524	448236893	448267047	448297226	448327395	448357483	448387522	448417543	435554811	447918665
435229570	435408752	435580675	435742960	435897038	440429108	440585503	448115717	448146092	448176370	448206532	448236901	448267054	448297234	448327403	448357491	448387530	448417550	435554829	447918673
435229869	435408760	435580683	435742994	435897145	440429249	440585552	448115725	448146100	448176388	448206540	448236919	448267062	448297242	448327411	448357509	448387548	448417568	435554837	447918681
435229877	435408786	435580691	435743042	435897228	440429348	440585586	448115733	448146118	448176396	448206557	448236927	448267070	448297259	448327429	448357517	448387555	448417576	435554852	447918699
435229885	435408828	435580709	435743083	435897244	440429371	440585602	448115741	448146126	448176404	448206565	448236935	448267088	448297267	448327437	448357525	448387563	448417584	435554886	447918707
435229943	435408869	435580766	435743091	435897285	440429595	440585693	448115758	448146134	448176412	448206573	448236943	448267096	448297275	448327445	448357533	448387571	448417592	435554951	447918715
435229984	435408893	435580931	435743190	435897368	440429603	440585727	448115766	448146142	448176420	448206581	448236950	448267104	448297283	448327452	448357541	448387589	448417600	435554969	447918723
435230008	435408927	435580964	435743257	435897434	440429637	440585735	448115774	448146159	448176438	448206599	448236968	448267112	448297291	448327460	448357558	448387597	448417618	435555206	447918731
435230081	435409040	435580998	435743356	435897533	440429710	440585743	448115782	448146167	448176446	448206607	448236976	448267120	448297317	448327478	448357566	448387605	448417626	435555214	447918749
435230321	435409099	435581020	435743380	435897574	440429785	440585792	448115790	448146175	448176453	448206615	448236992	448267138	448297325	448327486	448357574	448387613	448417634	435555305	447918764
435230404	435409149	435581079	435743422	435897608	440429793	440585800	448115808	448146183	448176461	448206623	448237008	448267146	448297333	448327494	448357582	448387621	448417642	435555347	447918772
435230479	435409172	435581111	435743471	435897665	440429827	440585818	448115816	448146191	448176479	448206631	448237016	448267153	448297341	448327502	448357590	448387639	448417659	435555388	447918780
435230495	435409180	435581178	435743489	435897756	440429967	440585834	448115824	448146209	448176487	448206649	448237024	448267161	448297358	448327510	448357608	448387647	448417667	435555404	447918798
435230529	435409214	435581244	435743539	435897772	440430015	440585875	448115832	448146217	448176495	448206656	448237032	448267179	448297366	448327528	448357616	448387654	448417675	435555545	447918806
435230560	435409230	435581335	435743570	435897780	440430023	440585883	448115840	448146225	448176503	448206664	448237040	448267187	448297374	448327536	448357624	448387662	448417683	435555560	447918814
435230735	435409305	435581368	435743596	435897848	440430031	440585933	448115857	448146233	448176511	448206672	448237057	448267195	448297382	448327544	448357632	448387670	448417691	435561543	447918822
435230875	435409396	435581384	435743679	435897855	440430056	440585958	448115865	448146241	448176529	448206680	448237065	448267203	448297390	448327551	448357640	448387688	448417709	435561618	447918830
435230982	435409412	435581392	435743711	435897871	440430163	440586089	448115873	448146258	448176537	448206698	448237073	448267211	448297408	448327569	448357657	448387696	448417717	435561667	447918848
435231014	435409495	435581475	435743729	435897962	440430171	440586162	448115881	448146266	448176545	448206706	448237081	448267229	448297416	448327577	448357665	448387704	448417725	435562459	447918855
435231089	435409511	435581491	435743737	435898044	440430262	440586170	448115899	448146274	448176552	448206714	448237099	448267237	448297424	448327585	448357673	448387712	448417733	435563135	447918863
435231121	435409792	435581525	435743745	435898093	440430320	440586188	448115907	448146282	448176560	448206722	448237107	448267245	448297432	448327593	448357681	448387720	448417741	435563671	447918871
435231378	435409818	435581566	435743760	435898127	440430379	440586238	448115915	448146290	448176578	448206730	448237115	448267252	448297440	448327601	448357699	448387738	448417758	435563770	447918889
435231394	435409826	435581590	435743778	435898267	440430395	440586246	448115923	448146308	448176586	448206748	448237123	448267260	448297457	448327619	448357707	448387746	448417766	435564182	447918897
435231550	435409842	435581707	435743828	435898333	440430429	440586378	448115931	448146316	448176594	448206755	448237131	448267278	448297465	448327627	448357715	448387753	448417774	435565106	447918905
435231634	435409883	435581723	435743851	435898358	440430445	440586485	448115949	448146324	448176602	448206763	448237149	448267286	448297473	448327635	448357723	448387761	448417782	435570213	447918913
435231675	435409925	435581731	435743901	435898366	440430577	440586527	448115956	448146332	448176610	448206771	448237156	448267294	448297481	448327643	448357731	448387779	448417790	435573035	447918921
435231717	435409966	435581855	435743935	435898424	440430619	440586584	448115964	448146340	448176628	448206789	448237164	448267302	448297499	448327650	448357749	448387787	448417808	435574611	447918939
435231857	435410014	435581889	435743950	435898440	440430635	440586600	448115972	448146357	448176636	448206797	448237172	448267310	448297507	448327668	448357756	448387795	448417816	435574694	447918947
435231949	435410030	435581913	435743968	435898465	440430692	440586709	448115980	448146365	448176644	448206805	448237180	448267328	448297515	448327676	448357764	448387803	448417824	435574710	447918954
435231998	435410048	435581996	435743984	435898481	440430809	440586733	448115998	448146373	448176651	448206813	448237198	448267336	448297531	448327684	448357772	448387811	448417832	435574926	447918962
435232038	435410055	435582002	435744024	435898598	440430908	440586758	448116004	448146381	448176669	448206821	448237206	448267344	448297549	448327692	448357780	448387829	448417840	435575048	447918970
435232129	435410121	435582010	435744057	435898606	440430932	440586790	448116012	448146399	448176677	448206839	448237214	448267351	448297556	448327700	448357798	448387837	448417857	435575121	447918988
435232368	435410162	435582051	435744164	435898721	440430973	440586832	448116020	448146407	448176685	448206847	448237222	448267369	448297564	448327718	448357806	448387845	448417865	435575147	447918996
435232590	435410170	435582119	435744222	435898788	440431039	440586865	448116038	448146415	448176693	448206854	448237230	448267377	448297572	448327726	448357814	448387852	448417873	435575188	447919002
435232723	435410188	435582135	435744230	435898804	440431047	440586907	448116046	448146423	448176701	448206862	448237248	448267385	448297580	448327734	448357822	448387860	448417881	435575204	447919010
435232756	435410287	435582218	435744271	435898812	440431161	440586972	448116053	448146431	448176719	448206870	448237255	448267393	448297598	448327742	448357830	448387878	448417899	435575238	447919028
435232822	435410394	435582259	435744297	435898838	440431179	440586980	448116061	448146449	448176727	448206888	448237263	448267401	448297606	448327759	448357848	448387886	448417907	435575253	447919044
435232897	435410410	435582275	435744313	435898846	440431195	440586998	448116079	448146456	448176735	448206904	448237271	448267419	448297614	448327767	448357855	448387894	448417915	435575287	447919051
435233242	435410436	435582309	435744420	435898895	440431245	440587012	448116087	448146464	448176743	448206912	448237289	448267427	448297622	448327775	448357863	448387902	448417923	435579784	447919069

SCH-A-7

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435233382	435410519	435582333	435744453	435898929	440431278	440587020	448116095	448146472	448176750	448206920	448237297	448267435	448297630	448327783	448357871	448387910	448417931	435581210	447919077
435233457	435410543	435582424	435744537	435899067	440431286	440587103	448116103	448146480	448176768	448206938	448237305	448267443	448297655	448327791	448357889	448387928	448417949	435580485	447919093
435233473	435410576	435582432	435744560	435899091	440431336	440587186	448116111	448146498	448176776	448206946	448237313	448267450	448297663	448327809	448357897	448387936	448417956	435591870	447919101
435233606	435410584	435582523	435744610	435899141	440431567	440587202	448116129	448146506	448176784	448206953	448237321	448267468	448297671	448327817	448357905	448387944	448417964	435592043	447919119
435233614	435410642	435582697	435744677	435899174	440431575	440587228	448116137	448146514	448176792	448206961	448237339	448267476	448297689	448327825	448357913	448387951	448417972	435592092	447919127
435233754	435410683	435582721	435744818	435899182	440431583	440587251	448116145	448146522	448176800	448206979	448237347	448267484	448297697	448327833	448357921	448387969	448417980	435592118	447919135
435233853	435410733	435582762	435744875	435899208	440431658	440587335	448116152	448146530	448176818	448206987	448237354	448267492	448297705	448327841	448357939	448387977	448417998	435592183	447919143
435233879	435410741	435582804	435744891	435899224	440431682	440587376	448116160	448146548	448176826	448206995	448237362	448267500	448297713	448327858	448357947	448387985	448418004	435592191	447919150
435234018	435410758	435582820	435744925	435899240	440431690	440587400	448116178	448146555	448176834	448207001	448237370	448267518	448297721	448327866	448357954	448387993	448418012	435592217	447919168
435234125	435410808	435580295	435744933	435899281	440431708	440587434	448116186	448146563	448176842	448207019	448237388	448267526	448297739	448327874	448357962	448388009	448418020	435592290	447919184
435234281	435410824	435580329	435744941	435899638	440431831	440587467	448116194	448146571	448176859	448207027	448237396	448267534	448297747	448327882	448357970	448388017	448418038	435592308	447919192
435234299	435410881	435580337	435744966	435899646	440431955	440587475	448116202	448146589	448176867	448207035	448237404	448267542	448297754	448327890	448357988	448388025	448418046	435592324	447919200
435234430	435410964	435580469	435745021	435899653	440431989	440587491	448116210	448146597	448176875	448207043	448237412	448267559	448297762	448327908	448357996	448388033	448418053	435592399	447919218
435234638	435410998	435582903	435745039	435899687	440432003	440587509	448116228	448146605	448176883	448207050	448237420	448267567	448297770	448327916	448358002	448388041	448418061	435592449	447919226
435234703	435411020	435582929	435745047	435899695	440432060	440587517	448116236	448146613	448176891	448207068	448237438	448267575	448297788	448327924	448358010	448388058	448418079	435592456	447919234
435234794	435411046	435582937	435745054	435899711	440432086	440587541	448116244	448146621	448176909	448207076	448237446	448267583	448297796	448327932	448358028	448388066	448418087	435592704	447919242
435234927	435411053	435583042	435745138	435899786	440432102	440587574	448116251	448146639	448176917	448207084	448237453	448267591	448297804	448327940	448358036	448388074	448418095	435597950	447919259
435234950	435411061	435583059	435745146	435899885	440432136	440587657	448116269	448146647	448176925	448207092	448237461	448267609	448297812	448327957	448358044	448388082	448418103	435598875	447919267
435235015	435411087	435583125	435745187	435899901	440432193	440587707	448116277	448146654	448176933	448207100	448237479	448267617	448297820	448327965	448358051	448388090	448418111	435598917	447919275
435235304	435411178	435583166	435745203	435899992	440432250	440587731	448116285	448146662	448176941	448207126	448237487	448267625	448297838	448327973	448358069	448388108	448418129	435600127	447919283
435235353	435411186	435583208	435745211	435900105	440432292	440587798	448116293	448146670	448176958	448207134	448237495	448267633	448297846	448327981	448358077	448388116	448418137	435600531	447919291
435235429	435411202	435583224	435745252	435900154	440432359	440587954	448116301	448146688	448176966	448207142	448237503	448267641	448297853	448327999	448358085	448388124	448418145	435600606	447919309
435235528	435411418	435583307	435745328	435900279	440432383	440587970	448116319	448146696	448176974	448207159	448237511	448267658	448297861	448328005	448358093	448388132	448418152	435601794	447919317
435235577	435411558	435583349	435745336	435900303	440432391	440588010	448116327	448146704	448176982	448207167	448237529	448267666	448297879	448328013	448358101	448388140	448418160	435602149	447919325
435235601	435411566	435583398	435745393	435900345	440432458	440588036	448116335	448146712	448176990	448207175	448237537	448267674	448297887	448328021	448358119	448388157	448418178	435603295	447919333
435235692	435411624	435583414	435745435	435900410	440432482	440588093	448116343	448146720	448177006	448207183	448237545	448267682	448297895	448328039	448358127	448388165	448418186	435606819	447919341
435235874	435411806	435583497	435745518	435900493	440432615	440588127	448116350	448146738	448177014	448207191	448237552	448267690	448297903	448328047	448358135	448388173	448418194	435607783	447919358
435235882	435411905	435583505	435745567	435900527	440432722	440588135	448116368	448146746	448177022	448207209	448237560	448267708	448297911	448328054	448358143	448388181	448418202	435609458	447919366
435235908	435411962	435583562	435745575	435900550	440432847	440588184	448116376	448146753	448177030	448207217	448237578	448267716	448297929	448328062	448358150	448388199	448418210	435610415	447919374
435235965	435411970	435583653	435745609	435900634	440432862	440588226	448116384	448146761	448177048	448207225	448237586	448267724	448297937	448328070	448358168	448388207	448418228	435610431	447919382
435235981	435412036	435583711	435745625	435900683	440432904	440588267	448116392	448146779	448177055	448207233	448237594	448267732	448297945	448328088	448358176	448388215	448418236	435610472	447919390
435236005	435412044	435583752	435745633	435900709	440432912	440588333	448116400	448146787	448177063	448207241	448237602	448267740	448297952	448328096	448358184	448388223	448418244	435610555	447919408
435236153	435412051	435583778	435745641	435900725	440432961	440588366	448116418	448146795	448177071	448207258	448237610	448267757	448297960	448328104	448358192	448388231	448418251	435610621	447919416
435236344	435412085	435583828	435745658	435900758	440432987	440588390	448116426	448146803	448177089	448207266	448237628	448267765	448297978	448328112	448358200	448388249	448418269	435610654	447919424
435236351	435412150	435583901	435745666	435900840	440433019	440588424	448116434	448146811	448177097	448207274	448237636	448267773	448297986	448328120	448358218	448388256	448418277	435610738	447919432
435236484	435412176	435583927	435745674	435900857	440433043	440588440	448116442	448146829	448177105	448207282	448237644	448267781	448297994	448328138	448358226	448388264	448418285	435610746	447919440
435236641	435412275	435584107	435745781	435900980	440433084	440588457	448116459	448146837	448177113	448207290	448237651	448267799	448298000	448328146	448358234	448388272	448418293	435610779	447919465
435236732	435412325	435584172	435745823	435901020	440433118	440588499	448116467	448146845	448177121	448207308	448237669	448267807	448298018	448328153	448358242	448388280	448418301	435610811	447919473
435236963	435412440	435584214	435745849	435901053	440433126	440588507	448116475	448146852	448177139	448207316	448237677	448267815	448298026	448328161	448358259	448388298	448418319	435610951	447919481
435237102	435412457	435584222	435745856	435901061	440433159	440588564	448116483	448146860	448177147	448207324	448237685	448267823	448298034	448328179	448358267	448388306	448418327	435611082	447919499
435237201	435412531	435584230	435745880	435901111	440433183	440588598	448116491	448146878	448177154	448207332	448237693	448267831	448298042	448328187	448358275	448388314	448418335	435611462	447919507
435237243	435412549	435584438	435745930	435901186	440433233	440588663	448116509	448146886	448177162	448207340	448237701	448267849	448298059	448328195	448358283	448388322	448418343	435617386	447919515
435237771	435412572	435584446	435745955	435901244	440433258	440588739	448116517	448146894	448177170	448207357	448237719	448267856	448298067	448328203	448358291	448388330	448418350	435623707	447919523
435237789	435412614	435584453	435746037	435901335	440433266	440588788	448116525	448146902	448177188	448207365	448237727	448267864	448298075	448328211	448358309	448388348	448418368	435626197	447919531
435237961	435412648	435584479	435746102	435901376	440433431	440588804	448116533	448146910	448177196	448207373	448237735	448267872	448298083	448328229	448358317	448388355	448418376	435630504	447919549
435238043	435412705	435584693	435746144	435901384	440433472	440588812	448116541	448146928	448177204	448207381	448237743	448267880	448298091	448328237	448358325	448388363	448418384	435630512	447919564
435238118	435412739	435584743	435746177	435901467	440433506	440588820	448116558	448146936	448177212	448207399	448237750	448267898	448298109	448328245	448358333	448388371	448418392	435630561	447919572
435238258	435412762	435584842	435746276	435901483	440433605	440588838	448116566	448146944	448177220	448207407	448237768	448267906	448298117	448328252	448358341	448388389	448418400	435630611	447919580
435238282	435412861	435584958	435746284	435901533	440433639	440588903	448116574	448146951	448177238	448207415	448237776	448267914	448298125	448328260	448358358	448388397	448418418	435630637	447919598
435238290	435412887	435585112	435746318	435901558	440433688	440589075	448116582	448146969	448177246	448207423	448237784	448267922	448298133	448328278	448358366	448388405	448418426	435630678	447919606
435238332	435412945	435585138	435746342	435901673	440433696	440589174	448116590	448146977	448177253	448207431	448237792	448267930	448298141	448328286	448358374	448388413	448418434	435630694	447919614
435238407	435413034	435585161	435746375	435901723	440433746	440589182	448116608	448146985	448177261	448207449	448237800	448267948	448298158	448328294	448358382	448388421	448418442	435630702	447919622
435238985	435413059	435585187	435746391	435901814	440433787	440589315	448116616	448146993	448177279	448207456	448237818	448267955	448298166	448328302	448358390	448388439	448418459	435630744	447919630
435239348	435413109	435585195	435746417	435901830	440433803	440589356	448116624	448147009	448177287	448207464	448237826	448267963	448298174	448328310	448358408	448388447	448418467	435630876	447919648
435239413	435413117	435585260	435746524	435901921	440433860	440589398	448116632	448147017	448177295	448207472	448237834	448267971	448298182	448328328	448358416	448388454	448418475	435630934	447919655
435239421	435413133	435585344	435746532	435902010	440433894	440589414	448116640	448147025	448177303	448207480	448237842	448267989	448298190	448328336	448358424	448388462	448418483	435630942	447919663
435239694	435413141	435585468	435746557	435902051	440433902	440589539	448116657	448147033	448177311	448207498	448237859	448267997	448298208	448328344	448358432	448388470	448418491	435631080	447919671
435239751	435413190	435585500	435746573	435902085	440433910	440589554	448116665	448147041	448177329	448207506	448237867	448268003	448298216	448328351	448358440	448388488	448418509	435631098	447919689
435239819	435413240	435585534	435746615	435902119	440434058	440589570	448116673	448147058	448177337	448207514	448237875	448268011	448298224	448328369	448358457	448388496	448418517	435631171	447919697
435239843	435413281	435585559	435746680	435902143	440434116	440589695	448116681	448147066	448177345	448207522	448237883	448268029	448298232	448328377	448358465	448388504	448418525	435631262	447919705
435239868	435413299	435585773	435746953	435902192	440434124	440589703	448116699	448147074	448177352	448207530	448237891	448268037	448298240	448328385	448358473	448388512	448418533	435631288	447919713
435239918	435413349	435585898	435746995	435902218	440434298	440589711	448116707	448147082	448177360	448207548	448237909	448268045	448298257	448328393	448358481	448388520	448418541	435634332	447919721
435239959	435413364	435585914	435747027	435902259	440434355	440589745	448116715	448147090	448177378	448207555	448237917	448268052	448298265	448328401	448358499	448388538	448418558	435638143	447919739
435240429	435413422	435585930	435747043	435902291	440434439	440589760	448116723	448147108	448177386	448207571	448237925	448268060	448298273	448328419	448358507	448388546	448418566	435640982	447919754
435240452	435413463	435585963	435747068	435902333	440434488	440589794	448116749	448147116	448177394	448207589	448237933	448268078	448298281	448328427	448358515	448388553	448418574	435643747	447919762
435240544	435413471	435585989	435747092	435902358	440434504	440589851	448116756	448147124	448177402	448207597	448237941	448268086	448298299	448328435	448358523	448388561	448418582	435645528	447919770
435240569	435413604	435585997	435747100	435902424	440434561	440589869	448116764	448147132	448177410	448207605	448237958	448268094	448298307	448328443	448358531	448388579	448418590	435650585	447919788
435240619	435413646	435586011	435747126	435902432	440434694	440589885	448116772	448147140	448177428	448207613	448237966	448268102	448298315	448328450	448358549	448388587	448418608	435650676	447919796
435240767	435413679	435586029	435747159	435902440	440434819	440589968	448116780	448147157	448177436	448207621	448237974	448268110	448298323	448328468	448358556	448388595	448418616	435650817	447919804
435240775	435413687	435586078	435747233	435902473	440434868	440590107	448116798	448147165	448177444	448207639	448237982	448268128	448298331	448328476	448358564	448388603	448418624	435650825	447919812
435240932	435413745	435586086	435747282	435902515	440434934	440590115	448116806	448147173	448177451	448207647	448237990	448268136	448298349	448328484	448358572	448388611	448418632	435650858	447919820
435240973	435413752	435586110	435747290	435902564	440434959	440590214	448116814	448147181	448177469	448207654	448238006	448268144	448298356	448328492	448358580	448388629	448418640	435650882	447919838
435241088	435413810	435586177	435747332	435902721	440434975	440590255	448116822	448147199	448177477	448207662	448238014	448268151	448298364	448328500	448358598	448388637	448418657	435650932	447919846

SCH-A-8

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435241096	435413869	435586193	435747407	435902747	440434991	440590305	448116830	448147207	448177485	448207670	448238022	448268169	448298372	448328518	448358606	448388645	448418665	435650957	447919853
435241138	435413877	435586201	435747464	435902770	440435014	440590313	448116848	448147215	448177493	448207688	448238030	448268177	448298380	448328526	448358614	448388652	448418673	435650965	447919861
435242854	435413885	435586276	435747498	435902838	440435105	440590339	448116855	448147223	448177501	448207696	448238048	448268185	448298398	448328534	448358622	448388660	448418681	435651005	447919879
435242904	435413927	435586326	435747506	435902853	440435188	440590347	448116863	448147231	448177519	448207704	448238055	448268193	448298406	448328542	448358630	448388678	448418699	435651187	447919887
435242987	435413950	435586342	435747571	435902937	440435253	440590370	448116871	448147249	448177527	448207712	448238063	448268201	448298414	448328559	448358648	448388686	448418707	435651328	447919895
435243019	435414099	435586383	435747589	435903067	440435295	440590396	448116889	448147256	448177535	448207720	448238071	448268219	448298422	448328567	448358655	448388694	448418715	435651351	447919903
435243332	435414156	435586557	435747613	435903133	440435311	440590438	448116897	448147264	448177543	448207738	448238089	448268227	448298430	448328575	448358663	448388702	448418723	435651492	447919911
435243365	435414230	435586581	435747662	435903190	440435329	440590487	448116905	448147272	448177550	448207746	448238097	448268235	448298448	448328583	448358671	448388710	448418731	435651526	447919929
435243522	435414396	435586623	435747670	435903224	440435352	440590503	448116913	448147280	448177568	448207753	448238105	448268243	448298455	448328591	448358689	448388728	448418749	435651641	447919937
435243571	435414412	435586656	435747696	435903364	440435378	440590511	448116921	448147298	448177576	448207761	448238113	448268250	448298463	448328609	448358697	448388736	448418756	435651658	447919945
435243589	435414446	435586763	435747811	435903372	440435402	440590594	448116939	448147306	448177584	448207779	448238121	448268268	448298471	448328617	448358705	448388744	448418764	435653183	447919952
435243662	435414453	435586896	435747845	435903406	440435410	440590636	448116947	448147314	448177592	448207787	448238139	448268284	448298489	448328625	448358713	448388751	448418772	435657879	447919960
435243696	435414511	435586946	435747878	435903422	440435451	440590776	448116954	448147322	448177600	448207795	448238147	448268292	448298497	448328633	448358721	448388769	448418780	435657994	447919978
435243712	435414529	435586979	435747886	435903505	440435550	440590784	448116962	448147330	448177618	448207803	448238154	448268300	448298505	448328641	448358739	448388777	448418798	435664966	447919986
435243761	435414552	435586995	435747944	435903554	440435568	440590792	448116970	448147348	448177626	448207811	448238162	448268318	448298513	448328658	448358747	448388785	448418806	435666979	447919994
435243795	435414560	435587027	435748017	435903604	440435592	440590800	448116988	448147355	448177634	448207829	448238170	448268326	448298521	448328666	448358754	448388793	448418814	435667043	447920000
435243811	435414610	435587043	435748025	435903687	440435725	440590826	448116996	448147363	448177642	448207837	448238188	448268334	448298539	448328674	448358762	448388801	448418822	435667050	447920018
435243837	435414651	435587050	435748033	435903794	440435733	440590842	448117002	448147371	448177659	448207845	448238196	448268342	448298547	448328682	448358770	448388819	448418830	435667373	447920026
435243878	435414685	435587092	435748058	435903851	440435766	440590883	448117010	448147389	448177667	448207852	448238204	448268359	448298554	448328690	448358788	448388827	448418848	435667381	447920034
435243886	435414693	435587126	435748082	435903877	440435782	440590925	448117028	448147397	448177675	448207860	448238212	448268367	448298562	448328708	448358796	448388835	448418855	435667423	447920042
435244033	435414719	435587191	435748108	435903893	440435808	440590941	448117036	448147405	448177683	448207878	448238220	448268375	448298570	448328716	448358804	448388843	448418863	435667597	447920059
435244066	435414743	435587209	435748157	435903950	440435915	440590966	448117044	448147413	448177691	448207886	448238238	448268383	448298588	448328724	448358812	448388850	448418871	435667621	447920067
435244082	435414776	435587217	435748207	435903992	440435931	440590990	448117051	448147421	448177709	448207894	448238246	448268391	448298596	448328732	448358820	448388868	448418889	435667654	447920075
435244223	435414826	435587290	435748223	435904131	440435956	440591006	448117069	448147439	448177717	448207902	448238253	448268409	448298604	448328740	448358838	448388876	448418897	435667761	447920083
435244306	435414842	435587365	435748314	435904271	440436079	440591030	448117077	448147447	448177725	448207910	448238261	448268417	448298612	448328757	448358846	448388884	448418905	435667944	447920091
435244314	435414859	435587373	435748330	435904503	440436152	440591113	448117085	448147454	448177733	448207928	448238279	448268425	448298620	448328765	448358853	448388892	448418913	435671821	447920109
435244405	435414917	435587381	435748348	435904628	440436186	440591121	448117093	448147462	448177741	448207936	448238287	448268433	448298638	448328773	448358861	448388900	448418921	435673157	447920117
435244512	435414925	435587399	435748421	435904677	440436376	440591238	448117101	448147470	448177758	448207944	448238295	448268441	448298646	448328781	448358879	448388918	448418939	435676002	447920125
435244520	435415062	435587407	435748447	435904701	440436459	440591261	448117119	448147488	448177766	448207951	448238303	448268458	448298653	448328799	448358887	448388926	448418947	435677430	447920133
435244629	435415088	435587415	435748454	435904800	440436533	440591279	448117127	448147496	448177774	448207969	448238311	448268466	448298661	448328807	448358895	448388934	448418954	435677844	447920141
435244686	435415237	435587431	435748496	435904834	440436582	440591329	448117135	448147504	448177782	448207977	448238329	448268474	448298679	448328815	448358903	448388942	448418962	435678768	447920158
435244744	435415245	435587449	435748579	435904883	440436608	440591337	448117143	448147512	448177790	448207985	448238337	448268482	448298687	448328823	448358911	448388959	448418970	435682554	447920166
435244892	435415310	435587456	435748629	435904974	440436616	440591386	448117150	448147520	448177808	448207993	448238345	448268490	448298695	448328831	448358929	448388967	448418988	435682638	447920174
435244900	435415369	435587522	435748710	435904982	440436665	440591543	448117168	448147538	448177816	448208009	448238352	448268508	448298703	448328849	448358937	448388975	448418996	435682646	447920182
435244918	435415419	435587589	435748819	435905047	440436673	440591642	448117176	448147546	448177824	448208017	448238360	448268516	448298711	448328856	448358945	448388983	448419002	435682653	447920190
435244926	435415476	435587597	435748827	435905096	440436707	440591659	448117184	448147553	448177832	448208025	448238378	448268524	448298729	448328864	448358952	448388991	448419010	435682695	447920208
435244967	435415500	435587639	435748934	435905138	440436715	440591667	448117192	448147561	448177840	448208033	448238386	448268532	448298737	448328872	448358960	448389007	448419028	435682778	447920216
435245105	435415682	435587811	435748991	435905153	440436723	440591675	448117200	448147579	448177857	448208041	448238394	448268540	448298745	448328880	448358978	448389015	448419036	435682786	447920224
435245147	435415757	435587910	435749015	435905161	440436756	440591683	448117218	448147587	448177865	448208058	448238402	448268557	448298752	448328898	448358986	448389023	448419044	435682919	447920232
435245154	435415823	435587928	435749155	435905179	440436822	440591691	448117226	448147595	448177873	448208066	448238410	448268573	448298760	448328906	448358994	448389031	448419051	435683024	447920240
435245212	435415948	435587944	435749353	435905187	440436871	440591709	448117234	448147603	448177881	448208082	448238428	448268581	448298778	448328914	448359000	448389049	448419069	435683057	447920257
435245360	435416276	435587977	435749361	435905195	440436939	440591758	448117242	448147611	448177899	448208090	448238436	448268599	448298786	448328922	448359018	448389056	448419077	435683065	447920265
435245451	435416359	435588009	435749437	435905203	440437028	440591766	448117259	448147629	448177907	448208108	448238444	448268607	448298794	448328930	448359026	448389064	448419085	435683131	447920273
435245535	435416417	435588017	435749544	435905260	440437036	440591790	448117267	448147637	448177915	448208116	448238451	448268615	448298802	448328948	448359034	448389072	448419093	435683255	447920281
435245576	435416425	435588033	435749601	435905450	440437101	440591840	448117275	448147645	448177923	448208124	448238469	448268623	448298810	448328955	448359042	448389080	448419101	435683289	447920299
435245584	435416557	435588108	435749668	435905468	440437283	440591857	448117283	448147652	448177931	448208132	448238477	448268631	448298828	448328963	448359059	448389098	448419119	435683321	447920307
435245600	435416607	435588199	435749692	435905526	440437309	440591865	448117291	448147660	448177949	448208140	448238485	448268649	448298836	448328971	448359067	448389106	448419127	435683388	447920315
435245717	435416623	435588223	435749759	435905823	440437341	440591881	448117309	448147678	448177956	448208157	448238493	448268656	448298844	448328989	448359075	448389114	448419135	435683438	447920323
435245808	435416680	435588231	435749767	435906060	440437358	440591899	448117317	448147686	448177964	448208165	448238501	448268664	448298851	448328997	448359083	448389122	448419143	435683446	447920331
435245824	435416698	435588272	435749775	435906078	440437390	440591907	448117325	448147694	448177972	448208173	448238519	448268672	448298869	448329003	448359091	448389130	448419150	435695176	447920349
435245840	435416771	435588280	435749817	435906128	440437416	440591915	448117333	448147702	448177980	448208181	448238527	448268680	448298877	448329011	448359109	448389148	448419168	435695341	447920356
435245956	435416805	435588363	435749833	435906151	440437572	440591949	448117341	448147710	448177998	448208199	448238535	448268698	448298885	448329029	448359117	448389155	448419176	435696745	447920364
435245998	435416839	435588439	435749916	435906177	440437655	440592012	448117358	448147728	448178004	448208207	448238543	448268706	448298893	448329037	448359125	448389163	448419184	435697966	447920372
435246004	435416847	435588488	435749940	435906185	440437697	440592103	448117366	448147736	448178012	448208215	448238550	448268714	448298901	448329045	448359133	448389171	448419192	435697982	447920380
435246079	435416938	435588496	435749957	435906235	440437705	440592145	448117374	448147744	448178020	448208223	448238568	448268722	448298919	448329052	448359141	448389189	448419200	435698048	447920398
435246210	435417068	435588520	435749981	435906250	440437721	440592236	448117382	448147751	448178038	448208231	448238576	448268730	448298927	448329060	448359158	448389197	448419218	435698063	447920406
435246228	435417100	435588538	435750054	435906326	440437770	440592277	448117390	448147769	448178046	448208249	448238584	448268755	448298935	448329078	448359166	448389205	448419226	435698378	447920414
435246251	435417134	435588546	435750070	435906334	440437853	440592467	448117408	448147777	448178053	448208256	448238592	448268763	448298943	448329086	448359174	448389213	448419234	435698428	447920422
435246285	435417167	435588702	435750088	435906391	440437945	440592491	448117416	448147785	448178061	448208264	448238600	448268771	448298950	448329094	448359182	448389221	448419242	435698485	447920430
435246368	435417183	435588736	435750278	435906433	440438083	440592525	448117424	448147793	448178079	448208272	448238618	448268789	448298968	448329102	448359190	448389239	448419259	435698725	447920448
435246400	435417308	435588793	435750286	435906490	440438133	440592566	448117432	448147801	448178087	448208280	448238626	448268797	448298976	448329110	448359208	448389247	448419267	435698733	447920455
435246491	435417316	435588801	435750401	435906508	440438265	440592574	448117440	448147819	448178095	448208298	448238634	448268805	448298984	448329128	448359216	448389254	448419275	435698766	447920471
435246657	435417415	435588827	435750427	435906516	440438273	440592590	448117457	448147827	448178103	448208306	448238642	448268813	448298992	448329136	448359224	448389262	448419283	435698840	447920489
435246723	435417589	435588843	435750476	435906540	440438364	440592608	448117465	448147835	448178111	448208314	448238659	448268821	448299008	448329144	448359232	448389270	448419291	435698857	447920497
435246731	435417605	435588876	435750492	435906573	440438422	440592681	448117473	448147843	448178129	448208322	448238667	448268839	448299016	448329151	448359240	448389288	448419309	435698972	447920505
435246855	435417662	435588892	435750518	435906649	440438471	440592772	448117481	448147850	448178137	448208330	448238675	448268847	448299024	448329169	448359257	448389296	448419317	435699012	447920513
435246996	435417696	435588975	435750542	435906656	440438505	440592814	448117499	448147868	448178145	448208348	448238683	448268854	448299032	448329177	448359265	448389304	448419325	435699020	447920521
435247010	435417746	435589023	435750732	435906664	440438554	440592897	448117507	448147876	448178152	448208355	448238691	448268862	448299040	448329185	448359273	448389312	448419333	435699038	447920539
435247093	435417886	435589080	435750781	435906672	440438653	440592947	448117515	448147884	448178160	448208363	448238709	448268870	448299057	448329193	448359281	448389320	448419341	435699053	447920547
435247176	435417902	435589171	435750831	435906706	440438703	440592962	448117523	448147892	448178178	448208371	448238717	448268888	448299065	448329201	448359299	448389338	448419358	435705298	447920554
435247234	435417944	435589288	435750898	435906771	440438893	440592988	448117531	448147900	448178186	448208389	448238725	448268896	448299073	448329219	448359307	448389346	448419366	435707021	447920562
435247275	435417993	435589312	435750914	435906789	440438968	440593374	448117549	448147918	448178194	448208397	448238733	448268904	448299081	448329235	448359315	448389353	448419374	435712120	447920570
435247283	435418009	435589361	435750963	435906805	440439040	440593424	448117556	448147926	448178202	448208405	448238741	448268912	448299099	448329243	448359323	448389361	448419382	435715065	447920588

SCH-A-9

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435247291	435418025	435589379	435751011	435906870	440439073	440593432	448117564	448147934	448178210	448208421	448238758	448268920	448299107	448329250	448359331	448389379	448419390	435715131	447920596
435247424	435418058	435589403	435751078	435906896	440439115	440593473	448117572	448147942	448178228	448208439	448238766	448268938	448299115	448329268	448359349	448389387	448419408	435715206	447920604
435247473	435418090	435589411	435751094	435906953	440439149	440593481	448117580	448147959	448178236	448208447	448238774	448268946	448299123	448329276	448359356	448389395	448419416	435715347	447920612
435247523	435418116	435589437	435751110	435906987	440439206	440593499	448117598	448147967	448178244	448208454	448238782	448268953	448299131	448329284	448359364	448389403	448419424	435715354	447920620
435247564	435418132	435589445	435751128	435906995	440439230	440593556	448117606	448147975	448178251	448208462	448238790	448268961	448299149	448329292	448359372	448389411	448419432	435715412	447920638
435247655	435418173	435589510	435751151	435907027	440439248	440593788	448117614	448147983	448178269	448208470	448238808	448268979	448299156	448329300	448359380	448389429	448419440	435715503	447920646
435247713	435418199	435589593	435751177	435907100	440439271	440593796	448117622	448147991	448178277	448208488	448238816	448268987	448299164	448329318	448359398	448389437	448419457	435715537	447920653
435247804	435418207	435589635	435751185	435907126	440439289	440593812	448117630	448148007	448178285	448208496	448238824	448268995	448299172	448329326	448359406	448389445	448419465	435715602	447920661
435247838	435418215	435589700	435751284	435907159	440439321	440593853	448117648	448148015	448178293	448208504	448238832	448269001	448299180	448329334	448359414	448389452	448419473	435715628	447920679
435247879	435418231	435589718	435751300	435907183	440439388	440593937	448117655	448148023	448178301	448208512	448238840	448269019	448299198	448329342	448359422	448389460	448419481	435715669	447920687
435247903	435418330	435589734	435751375	435907191	440439412	440593960	448117663	448148031	448178319	448208520	448238857	448269027	448299206	448329359	448359430	448389478	448419499	435715677	447920695
435247945	435418363	435589742	435751409	435907209	440439420	440594091	448117671	448148049	448178327	448208538	448238865	448269035	448299214	448329367	448359448	448389486	448419507	435715768	447920703
435248000	435418389	435589783	435751417	435907217	440439446	440594133	448117689	448148056	448178335	448208546	448238873	448269043	448299222	448329375	448359455	448389494	448419515	435715784	447920711
435248034	435418546	435589841	435751441	435907225	440439461	440594158	448117697	448148064	448178343	448208553	448238881	448269050	448299230	448329383	448359463	448389502	448419523	435715842	447920737
435248083	435418553	435589882	435751482	435907241	440439487	440594265	448117705	448148072	448178350	448208561	448238899	448269068	448299248	448329391	448359471	448389510	448419531	435716444	447920745
435248133	435418678	435589940	435751565	435907266	440439560	440594349	448117713	448148080	448178368	448208579	448238907	448269076	448299255	448329409	448359489	448389528	448419549	435722806	447920752
435248232	435418686	435589965	435751573	435907282	440439636	440594372	448117721	448148098	448178376	448208587	448238915	448269084	448299263	448329417	448359497	448389536	448419556	435722863	447920760
435248273	435418793	435589973	435751615	435907332	440439644	440594380	448117739	448148106	448178384	448208595	448238923	448269092	448299271	448329425	448359505	448389544	448419564	435732334	447920778
435248307	435418835	435590021	435751649	435907340	440439669	440595247	448117747	448148114	448178392	448208603	448238931	448269100	448299289	448329433	448359513	448389551	448419572	435732391	447920786
435248323	435418975	435590047	435751698	435907381	440439701	440595270	448117754	448148122	448178400	448208611	448238949	448269118	448299297	448329441	448359521	448389569	448419580	435732409	447920794
435248406	435419023	435590112	435751722	435907407	440439750	440595288	448117762	448148130	448178418	448208629	448238956	448269126	448299305	448329458	448359539	448389577	448419598	435732433	447920802
435248430	435419072	435590120	435751748	435907506	440439826	440595304	448117770	448148148	448178426	448208637	448238964	448269134	448299313	448329466	448359547	448389585	448419606	435732680	447920810
435248505	435419189	435590146	435751821	435907522	440439958	440595312	448117788	448148155	448178434	448208645	448238972	448269142	448299321	448329474	448359554	448389593	448419614	435732698	447920828
435248521	435419254	435590179	435751839	435907548	440440006	440595346	448117796	448148163	448178442	448208652	448238980	448269159	448299339	448329482	448359562	448389601	448419622	435732714	447920844
435248539	435419270	435590211	435751888	435907563	440440055	440595361	448117804	448148171	448178459	448208660	448238998	448269167	448299347	448329490	448359570	448389619	448419630	435732755	447920851
435248570	435419338	435590278	435751896	435907589	440440113	440595460	448117812	448148189	448178467	448208678	448239004	448269175	448299354	448329508	448359588	448389627	448419648	435732763	447920869
435248620	435419494	435590286	435751953	435907712	440440147	440595528	448117820	448148197	448178475	448208686	448239012	448269183	448299362	448329516	448359596	448389635	448419655	435732847	447920877
435248661	435419510	435590351	435751979	435907738	440440154	440595569	448117838	448148205	448178483	448208694	448239020	448269191	448299370	448329524	448359604	448389643	448419663	435732862	447920885
435248737	435419619	435590377	435751987	435907795	440440204	440595577	448117846	448148213	448178491	448208702	448239038	448269209	448299388	448329532	448359612	448389650	448419671	435732870	447920893
435248786	435419643	435590427	435752068	435907845	440440212	440595619	448117853	448148221	448178509	448208710	448239046	448269217	448299396	448329540	448359620	448389668	448419689	435737838	447920901
435248802	435419767	435590476	435752126	435907852	440440360	440595643	448117861	448148239	448178517	448208728	448239053	448269225	448299404	448329557	448359638	448389676	448419697	435738489	447920919
435248877	435419817	435590534	435752175	435907860	440440402	440595668	448117879	448148247	448178525	448208736	448239061	448269233	448299412	448329565	448359646	448389684	448419705	435739594	447920927
435248893	435419932	435590609	435752217	435907910	440440451	440595700	448117887	448148254	448178533	448208744	448239079	448269241	448299420	448329573	448359653	448389692	448419713	435739818	447920935
435248984	435419981	435590617	435752233	435907936	440440485	440595726	448117895	448148262	448178541	448208751	448239087	448269258	448299438	448329581	448359661	448389700	448419721	435741418	447920943
435249081	435419999	435590625	435752340	435907944	440440626	440595742	448117903	448148270	448178558	448208769	448239095	448269266	448299446	448329599	448359679	448389718	448419739	435741749	447920968
435249107	435420013	435590690	435752373	435907977	440440659	440595759	448117911	448148288	448178566	448208777	448239103	448269274	448299453	448329607	448359687	448389726	448419747	435748926	447920976
435249115	435420179	435590716	435753900	435908017	440440683	440595783	448117929	448148296	448178574	448208785	448239111	448269282	448299461	448329615	448359695	448389734	448419754	435748967	447920984
435249198	435420245	435590856	435753934	435908074	440440733	440595825	448117937	448148304	448178582	448208793	448239129	448269290	448299479	448329623	448359703	448389742	448419762	435749007	447920992
435249222	435420294	435590898	435753967	435908108	440440832	440595841	448117945	448148312	448178590	448208801	448239137	448269308	448299487	448329631	448359711	448389759	448419770	435749114	447921008
435249248	435420302	435590906	435753975	435908140	440440873	440595858	448117952	448148320	448178608	448208819	448239145	448269316	448299495	448329649	448359729	448389767	448419788	435749148	447921016
435249263	435420310	435590989	435753991	435908165	440440931	440595866	448117960	448148338	448178616	448208827	448239152	448269324	448299503	448329656	448359737	448389775	448419796	435749171	447921024
435249305	435420369	435590997	435754130	435908181	440440949	440595924	448117978	448148346	448178624	448208835	448239160	448269332	448299511	448329664	448359745	448389783	448419804	435749262	447921032
435249354	435420377	435591029	435754155	435909635	440441038	440596013	448117986	448148353	448178632	448208843	448239178	448269340	448299529	448329672	448359752	448389791	448419812	435749460	447921040
435249388	435420427	435591037	435754163	435909650	440441087	440596070	448118000	448148361	448178640	448208850	448239186	448269357	448299537	448329680	448359760	448389809	448419820	435749486	447921057
435249396	435420435	435591169	435754197	435909676	440441095	440596161	448118018	448148379	448178657	448208868	448239194	448269365	448299545	448329698	448359778	448389817	448419838	435749551	447921065
435249446	435420518	435591227	435754262	435909817	440441152	440596237	448118026	448148387	448178665	448208876	448239202	448269373	448299552	448329706	448359786	448389825	448419846	435752225	447921081
435249461	435420526	435591276	435754312	435909825	440441160	440596252	448118034	448148395	448178673	448208884	448239210	448269381	448299560	448329714	448359794	448389833	448419853	435755020	447921099
435249529	435420542	435591300	435754320	435909841	440441277	440596278	448118042	448148403	448178681	448208892	448239228	448269399	448299578	448329722	448359802	448389841	448419861	435758156	447921107
435249545	435420583	435591458	435754353	435909866	440441319	440596336	448118059	448148411	448178699	448208900	448239236	448269407	448299586	448329730	448359810	448389858	448419879	435765839	447921115
435249552	435420617	435591466	435754395	435909916	440441335	440596351	448118067	448148429	448178707	448208918	448239244	448269415	448299594	448329748	448359828	448389866	448419887	435765862	447921123
435249610	435420674	435591474	435754437	435909932	440441418	440596690	448118075	448148437	448178715	448208926	448239251	448269423	448299602	448329755	448359836	448389874	448419895	435765920	447921131
435249768	435420757	435591482	435754478	435909973	440441525	440596708	448118083	448148445	448178723	448208934	448239269	448269431	448299610	448329763	448359844	448389882	448419903	435765979	447921149
435249792	435421003	435591490	435754502	435910005	440441582	440596716	448118091	448148452	448178731	448208942	448239277	448269449	448299628	448329771	448359851	448389890	448419911	435765987	447921156
435249883	435421136	435591540	435754536	435910062	440441632	440596773	448118109	448148460	448178749	448208959	448239285	448269456	448299636	448329789	448359869	448389908	448419929	435766001	447921164
435249891	435421243	435591599	435754676	435910120	440441673	440596799	448118117	448148478	448178756	448208967	448239293	448269464	448299644	448329797	448359877	448389916	448419937	435766100	447921172
435249966	435421268	435591615	435754742	435910138	440441681	440596849	448118125	448148486	448178764	448208975	448239301	448269472	448299651	448329805	448359885	448389924	448419945	435766126	447921180
435250071	435421540	435591623	435754932	435910161	440441798	440596914	448118133	448148494	448178772	448208983	448239319	448269480	448299669	448329813	448359893	448389932	448419952	435766175	447921198
435250097	435421755	435591821	435754973	435910179	440441947	440596930	448118141	448148502	448178780	448208991	448239327	448269498	448299677	448329821	448359901	448389940	448419960	435766365	447921206
435250105	435421847	435591862	435755046	435910187	440441962	440596955	448118158	448148510	448178798	448209007	448239335	448269506	448299685	448329839	448359919	448389957	448419978	435766415	447921214
435250188	435421870	435591953	435755053	435910286	440441988	440597037	448118166	448148528	448178806	448209015	448239343	448269514	448299693	448329847	448359927	448389965	448419986	435766449	447921222
435250204	435421888	435592126	435755079	435910294	440441996	440597102	448118174	448148536	448178814	448209023	448239350	448269522	448299701	448329854	448359935	448389973	448419994	435766456	447921230
435250279	435421920	435592142	435755285	435910336	440442044	440597128	448118182	448148544	448178822	448209031	448239368	448269530	448299719	448329862	448359943	448389981	448420000	435766498	447921248
435250295	435421938	435592639	435755327	435910377	440442085	440597151	448118190	448148551	448178830	448209049	448239376	448269548	448299727	448329870	448359950	448389999	448420018	435766506	447921255
435250337	435421961	435592647	435755343	435910385	440442127	440597177	448118208	448148569	448178848	448209056	448239384	448269555	448299735	448329888	448359968	448390005	448420026	435766639	447921263
435250352	435422035	435592696	435755368	435910401	440442168	440597219	448118216	448148577	448178855	448209064	448239392	448269563	448299743	448329896	448359976	448390013	448420034	435770409	447921271
435250378	435422068	435592761	435755392	435910450	440442275	440597227	448118224	448148585	448178863	448209072	448239400	448269571	448299750	448329904	448359984	448390021	448420042	435770656	447921289
435250410	435422076	435592910	435755566	435910476	440442283	440597243	448118232	448148593	448178871	448209080	448239418	448269589	448299768	448329912	448359992	448390039	448420059	435771829	447921297
435250436	435422092	435592928	435755582	435910484	440442366	440597250	448118240	448148601	448178889	448209098	448239426	448269597	448299776	448329920	448360008	448390047	448420067	435780127	447921305
435250444	435422175	435592985	435755616	435910492	440442382	440597326	448118257	448148619	448178897	448209106	448239434	448269605	448299784	448329938	448360016	448390054	448420075	435780853	447921313
435250469	435422225	435593058	435755624	435910641	440442531	440597391	448118265	448148627	448178905	448209114	448239442	448269613	448299792	448329946	448360024	448390062	448420083	435780929	447921321
435250477	435422233	435593132	435755673	435910666	440442564	440597912	448118273	448148635	448178913	448209122	448239459	448269621	448299800	448329953	448360032	448390070	448420091	435780952	447921339
435250527	435422258	435593140	435755681	435910732	440442606	440597938	448118281	448148643	448178921	448209130	448239467	448269639	448299818	448329961	448360040	448390088	448420109	435780986	447921347
435250535	435422266	435593157	435755699	435910914	440442614	440597946	448118299	448148650	448178939	448209148	448239475	448269647	448299826	448329979	448360057	448390096	448420117	435781034	447921354

SCH-A-10

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435250543	435422316	435593173	435755731	435910922	440442622	440598084	448118307	448148668	448178947	448209155	448239483	448269654	448299834	448329987	448360065	448390104	448420125	435781042	447921362
435250618	435422381	435593181	435755772	435910948	440442663	440598118	448118315	448148676	448178954	448209163	448239491	448269662	448299842	448329995	448360073	448390112	448420133	435781059	447921370
435250659	435422449	435593215	435755814	435910963	440442697	440598969	448118331	448148684	448178970	448209171	448239509	448269670	448299859	448330001	448360081	448390120	448420141	435781067	447921388
435250675	435422506	435593256	435755822	435911003	440442705	440598977	448118349	448148692	448178988	448209197	448239517	448269688	448299867	448330019	448360099	448390138	448420158	435781075	447921396
435250808	435422639	435593272	435755863	435911029	440442747	440599090	448118356	448148700	448178996	448209205	448239525	448269696	448299875	448330027	448360107	448390146	448420166	435781083	447921404
435250824	435422720	435593314	435755897	435911037	440442788	440599108	448118364	448148718	448179002	448209213	448239533	448269704	448299883	448330035	448360115	448390153	448420174	435781141	447921412
435250956	435422969	435593421	435755905	435911078	440442903	440599215	448118372	448148726	448179010	448209221	448239541	448269712	448299891	448330043	448360123	448390161	448420182	435781232	447921420
435250998	435422985	435593504	435755947	435911086	440443034	440599231	448118380	448148734	448179028	448209239	448239558	448269720	448299909	448330050	448360131	448390179	448420190	435781240	447921438
435251053	435422993	435593793	435756051	435911219	440443216	440599249	448118398	448148742	448179036	448209247	448239566	448269738	448299917	448330068	448360149	448390187	448420208	435781265	447921446
435251111	435423090	435593819	435756135	435911235	440443232	440599314	448118406	448148759	448179044	448209254	448239574	448269746	448299925	448330076	448360156	448390195	448420216	435781299	447921461
435251202	435423140	435593827	435756275	435911292	440443273	440599348	448118414	448148767	448179051	448209262	448239582	448269753	448299933	448330084	448360164	448390203	448420224	435781380	447921479
435251251	435423173	435593843	435756374	435911334	440443307	440599405	448118422	448148775	448179069	448209270	448239590	448269761	448299941	448330092	448360172	448390211	448420232	435781398	447921487
435251301	435423215	435594023	435756390	435911425	440443448	440599413	448118430	448148783	448179077	448209288	448239608	448269779	448299958	448330100	448360180	448390229	448420240	435781414	447921495
435251392	435423355	435594064	435756408	435911433	440443471	440599421	448118448	448148791	448179085	448209296	448239616	448269787	448299966	448330118	448360198	448390237	448420257	435781422	447921503
435251426	435423421	435594080	435756416	435911441	440443539	440599447	448118455	448148809	448179093	448209304	448239624	448269795	448299974	448330126	448360206	448390245	448420265	435781547	447921511
435251517	435423561	435594106	435756424	435911474	440443588	440599470	448118463	448148817	448179101	448209312	448239632	448269803	448299982	448330134	448360214	448390252	448420273	435781554	447921529
435251525	435423686	435594163	435756499	435911482	440443653	440599520	448118471	448148825	448179119	448209320	448239640	448269811	448299990	448330142	448360222	448390260	448420281	435781562	447921537
435251533	435423702	435594205	435756523	435911508	440443661	440599546	448118489	448148833	448179127	448209338	448239657	448269829	448300004	448330159	448360230	448390278	448420299	435781588	447921545
435251574	435423793	435594213	435756622	435911516	440443687	440599553	448118497	448148841	448179135	448209346	448239665	448269837	448300012	448330167	448360248	448390286	448420307	435784020	447921552
435251764	435423843	435594221	435756648	435911581	440443745	440599595	448118505	448148858	448179143	448209353	448239673	448269845	448300020	448330175	448360255	448390294	448420315	435785506	447921560
435251780	435423918	435594239	435756671	435911649	440443844	440599603	448118513	448148866	448179150	448209379	448239681	448269852	448300038	448330183	448360263	448390302	448420323	435786124	447921578
435251798	435423991	435594254	435756846	435911763	440443869	440599645	448118521	448148874	448179168	448209387	448239699	448269860	448300046	448330191	448360271	448390310	448420331	435786454	447921586
435251806	435424064	435594262	435756861	435911854	440443877	440599652	448118539	448148882	448179176	448209395	448239707	448269878	448300053	448330209	448360289	448390328	448420349	435787023	447921594
435251913	435424155	435594411	435756903	435911888	440443919	440599678	448118547	448148890	448179184	448209403	448239715	448269886	448300061	448330217	448360297	448390336	448420356	435787254	447921602
435252044	435424163	435594429	435756911	435911896	440443992	440599728	448118554	448148908	448179192	448209411	448239723	448269894	448300079	448330225	448360305	448390344	448420364	435788773	447921610
435252093	435424304	435594452	435757075	435911946	440444008	440599751	448118562	448148916	448179200	448209429	448239731	448269902	448300087	448330233	448360313	448390351	448420372	435789672	447921628
435252119	435424387	435594486	435757125	435911987	440444099	440599892	448118570	448148924	448179218	448209437	448239749	448269910	448300095	448330241	448360321	448390369	448420380	435795901	447921636
435252135	435424429	435594544	435757174	435912001	440444156	440599900	448118588	448148932	448179226	448209445	448239756	448269928	448300103	448330258	448360339	448390377	448420398	435795943	447921644
435252143	435424452	435594635	435757216	435912035	440444214	440599975	448118596	448148940	448179234	448209452	448239764	448269936	448300111	448330266	448360347	448390385	448420406	435796024	447921651
435252150	435424502	435594643	435757240	435912043	440444271	440599983	448118604	448148957	448179242	448209460	448239772	448269944	448300129	448330274	448360354	448390393	448420414	435796065	447921669
435252192	435424569	435594650	435757265	435912134	440444289	440599991	448118612	448148965	448179259	448209478	448239780	448269951	448300137	448330282	448360362	448390401	448420422	435796123	447921677
435252200	435424593	435594684	435757406	435912167	440444305	440600013	448118620	448148973	448179267	448209486	448239806	448269969	448300145	448330290	448360370	448390419	448420430	435796180	447921685
435252242	435424601	435594742	435757448	435912233	440444321	440600088	448118638	448148981	448179275	448209494	448239814	448269977	448300152	448330308	448360388	448390427	448420448	435796206	447921693
435252283	435424627	435594759	435757471	435912290	440444347	440600104	448118646	448148999	448179283	448209502	448239822	448269985	448300160	448330316	448360396	448390435	448420455	435796263	447921701
435252317	435424643	435594783	435757505	435912324	440444396	440600138	448118653	448149005	448179291	448209510	448239830	448269993	448300178	448330324	448360404	448390443	448420463	435796289	447921719
435252366	435424668	435594791	435757547	435912365	440444404	440600161	448118661	448149013	448179309	448209528	448239848	448270009	448300194	448330332	448360412	448390450	448420471	435796305	447921727
435252408	435424684	435594841	435757661	435912373	440444453	440600179	448118679	448149021	448179317	448209536	448239855	448270017	448300202	448330340	448360420	448390468	448420489	435796388	447921735
435252416	435426101	435594858	435757679	435912423	440444479	440600203	448118687	448149039	448179325	448209544	448239863	448270025	448300210	448330357	448360438	448390476	448420497	435796495	447921743
435252432	435426168	435594874	435757760	435912449	440444511	440600278	448118695	448149047	448179333	448209551	448239871	448270033	448300228	448330365	448360446	448390484	448420505	435796693	447921750
435252457	435426226	435594940	435757794	435912472	440444602	440600286	448118703	448149054	448179341	448209569	448239889	448270041	448300236	448330373	448360453	448390492	448420513	435796701	447921768
435252465	435426242	435594973	435757851	435912480	440444610	440600336	448118711	448149062	448179358	448209577	448239897	448270058	448300244	448330381	448360461	448390500	448420521	435796750	447921776
435252507	435426267	435595012	435757885	435912522	440444651	440600377	448118729	448149070	448179366	448209585	448239905	448270066	448300251	448330399	448360479	448390518	448420539	435801543	447921784
435253257	435426283	435595053	435757935	435912555	440444685	440600435	448118737	448149088	448179374	448209593	448239913	448270074	448300269	448330407	448360487	448390526	448420547	435802616	447921792
435253364	435426291	435595061	435757992	435912589	440444735	440600450	448118745	448149096	448179382	448209601	448239921	448270082	448300277	448330415	448360495	448390534	448420554	435805916	447921818
435253372	435426382	435595111	435758024	435912597	440444743	440600468	448118752	448149104	448179390	448209619	448239939	448270090	448300285	448330423	448360503	448390542	448420562	435807458	447921826
435253414	435426408	435595236	435758040	435912654	440444776	440600559	448118760	448149112	448179408	448209627	448239947	448270108	448300293	448330431	448360511	448390559	448420570	435807755	447921834
435253497	435426457	435595327	435758073	435912662	440444784	440600583	448118778	448149120	448179416	448209635	448239954	448270116	448300301	448330449	448360529	448390567	448420588	435811187	447921842
435253612	435426531	435595350	435758131	435912670	440444792	440600658	448118786	448149138	448179424	448209643	448239962	448270124	448300319	448330456	448360537	448390575	448420596	435811195	447921859
435253661	435426580	435595418	435758248	435912795	440444842	440600716	448118794	448149146	448179432	448209650	448239970	448270132	448300327	448330464	448360545	448390583	448420604	435811211	447921867
435253703	435426598	435595426	435758362	435912852	440444859	440600740	448118802	448149153	448179440	448209668	448239988	448270140	448300335	448330472	448360552	448390591	448420612	435811237	447921883
435253729	435426614	435595459	435758412	435912951	440444883	440600773	448118810	448149161	448179457	448209676	448239996	448270157	448300343	448330480	448360560	448390609	448420620	435811245	447921891
435253752	435426622	435595517	435758461	435913009	440444909	440600856	448118828	448149179	448179465	448209684	448240002	448270165	448300350	448330498	448360578	448390617	448420638	435811252	447921909
435253810	435426663	435595616	435758487	435913017	440445120	440600906	448118836	448149187	448179473	448209692	448240010	448270173	448300368	448330506	448360586	448390625	448420646	435811260	447921917
435253901	435426861	435595699	435758529	435913272	440445195	440600971	448118844	448149195	448179481	448209700	448240028	448270181	448300376	448330514	448360594	448390633	448420653	435811336	447921925
435254016	435426879	435595723	435758537	435913298	440445211	440600989	448118851	448149203	448179499	448209718	448240036	448270199	448300384	448330522	448360602	448390641	448420661	435811369	447921933
435254065	435426895	435595731	435758545	435913355	440445310	440600997	448118869	448149211	448179507	448209726	448240044	448270207	448300392	448330530	448360610	448390658	448420679	435811385	447921941
435254131	435426945	435595756	435758578	435913405	440445377	440601003	448118877	448149229	448179515	448209742	448240051	448270215	448300400	448330548	448360628	448390666	448420687	435811492	447921958
435254156	435426978	435597315	435758610	435913447	440445393	440601011	448118885	448149237	448179523	448209759	448240069	448270223	448300418	448330555	448360636	448390674	448420695	435811567	447921974
435254222	435426994	435597331	435758669	435913462	440445401	440601144	448118893	448149245	448179531	448209775	448240077	448270231	448300426	448330563	448360644	448390682	448420703	435811658	447921982
435254420	435427018	435597380	435758685	435913470	440445526	440601151	448118901	448149252	448179549	448209783	448240085	448270249	448300434	448330571	448360651	448390690	448420711	435811849	447921990
435254446	435427075	435597414	435758768	435913538	440445575	440601185	448118919	448149260	448179556	448209791	448240093	448270256	448300442	448330589	448360669	448390708	448420729	435811880	447922006
435254560	435427109	435597448	435758792	435913637	440445609	440601201	448118927	448149278	448179564	448209809	448240101	448270264	448300459	448330597	448360677	448390716	448420737	435811914	447922014
435254586	435427117	435597455	435758800	435913652	440445880	440601268	448118935	448149286	448179572	448209817	448240119	448270272	448300467	448330605	448360685	448390724	448420745	435811963	447922022
435254594	435427125	435597463	435758818	435913686	440445930	440601334	448118943	448149294	448179580	448209825	448240127	448270280	448300475	448330613	448360693	448390732	448420752	435812045	447922030
435254602	435427166	435597513	435758842	435913694	440445948	440601466	448118950	448149302	448179598	448209833	448240135	448270298	448300483	448330621	448360701	448390740	448420760	435812193	447922048
435254636	435427208	435597596	435759048	435913710	440446110	440601524	448118968	448149310	448179606	448209841	448240143	448270306	448300491	448330639	448360719	448390757	448420778	435817424	447922055
435254677	435427224	435597612	435759055	435913728	440446243	440601532	448118976	448149328	448179614	448209858	448240150	448270314	448300509	448330647	448360727	448390765	448420786	435822291	447922063
435254685	435427257	435597653	435759063	435913744	440446276	440601540	448118984	448149336	448179622	448209866	448240168	448270322	448300517	448330654	448360735	448390773	448420794	435824180	447922071
435254701	435427281	435597729	435759089	435913751	440446284	440601607	448118992	448149344	448179630	448209874	448240176	448270330	448300525	448330662	448360743	448390781	448420802	435826524	447922089
435254818	435427398	435597737	435759097	435913793	440446326	440601615	448119008	448149351	448179648	448209882	448240184	448270348	448300533	448330670	448360750	448390799	448420810	435827407	447922097
435254826	435427406	435597745	435759162	435913868	440446334	440601631	448119016	448149369	448179655	448209890	448240192	448270355	448300541	448330688	448360768	448390807	448420828	435827423	447922105
435254842	435427463	435597752	435759329	435913900	440446441	440601664	448119024	448149377	448179663	448209908	448240200	448270363	448300558	448330696	448360776	448390815	448420836	435827498	447922113
435254917	435427489	435597760	435759386	435913918	440446466	440601672	448119032	448149385	448179671	448209916	448240218	448270371	448300566	448330704	448360784	448390823	448420844	435827548	447922121

SCH-A-11

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435254958	435427513	435597794	435759410	435913942	440446474	440601680	448119040	448149393	448179689	448209924	448240226	448270389	448300574	448330712	448360792	448390831	448420851	435827639	447922139
435254982	435427547	435597836	435759428	435913959	440446508	440601730	448119057	448149401	448179697	448209932	448240234	448270397	448300582	448330720	448360800	448390849	448420869	435827803	447922147
435255013	435427554	435597943	435759444	435913975	440446656	440601755	448119065	448149419	448179705	448209940	448240242	448270405	448300590	448330738	448360818	448390856	448420877	435828033	447922154
435255047	435427612	435598008	435759493	435914015	440446672	440601789	448119073	448149427	448179713	448209957	448240259	448270413	448300608	448330746	448360826	448390864	448420885	435828041	447922162
435255088	435427661	435598024	435759535	435914031	440446706	440601797	448119081	448149435	448179721	448209965	448240267	448270421	448300616	448330753	448360834	448390872	448420893	435832217	447922170
435255096	435427729	435598099	435759576	435914049	440446748	440601847	448119099	448149443	448179739	448209973	448240275	448270439	448300624	448330761	448360842	448390880	448420901	435832324	447922188
435255104	435427745	435598149	435759584	435914130	440446789	440601904	448119115	448149450	448179747	448209981	448240283	448270447	448300632	448330779	448360859	448390898	448420919	435833082	447922196
435255252	435427810	435598172	435759675	435914213	440446854	440601938	448119123	448149468	448179754	448209999	448240291	448270454	448300640	448330787	448360867	448390906	448420927	435834106	447922204
435255294	435427869	435598180	435759683	435914353	440446953	440602019	448119131	448149476	448179762	448210005	448240309	448270462	448300657	448330795	448360875	448390914	448420935	435835095	447922212
435255351	435427935	435598222	435759717	435914395	440446961	440602043	448119149	448149484	448179770	448210013	448240317	448270470	448300665	448330803	448360883	448390922	448420943	435835251	447922220
435255369	435427943	435598362	435759725	435914460	440447043	440602050	448119156	448149492	448179788	448210021	448240325	448270488	448300673	448330811	448360891	448390930	448420950	435836895	447922246
435255401	435427968	435598396	435759774	435914502	440447050	440602175	448119164	448149500	448179796	448210039	448240333	448270496	448300681	448330829	448360909	448390948	448420968	435838339	447922253
435255427	435427984	435598446	435759816	435914551	440447084	440602183	448119172	448149518	448179804	448210047	448240341	448270504	448300699	448330837	448360917	448390955	448420976	435839055	447922261
435255518	435428057	435598545	435759824	435914577	440447126	440602191	448119180	448149526	448179812	448210054	448240358	448270512	448300707	448330845	448360925	448390963	448420984	435844006	447922279
435255591	435428081	435598602	435759881	435914619	440447258	440602225	448119198	448149534	448179820	448210062	448240366	448270520	448300715	448330852	448360933	448390971	448420992	435844014	447922287
435255609	435428107	435598636	435759931	435914700	440447274	440602258	448119206	448149542	448179838	448210070	448240374	448270538	448300723	448330860	448360941	448390989	448421008	435844204	447922295
435255633	435428123	435598644	435759980	435914718	440447316	440602274	448119214	448149559	448179846	448210088	448240382	448270546	448300731	448330878	448360958	448390997	448421016	435844238	447922303
435255658	435428164	435598719	435760004	435914734	440447332	440602316	448119222	448149567	448179853	448210096	448240390	448270553	448300749	448330886	448360966	448391003	448421024	435844253	447922311
435255666	435428297	435598750	435760020	435914742	440447415	440602332	448119230	448149575	448179861	448210104	448240408	448270561	448300756	448330894	448360974	448391011	448421032	435844261	447922329
435255757	435428370	435598792	435760137	435914783	440447464	440602340	448119248	448149583	448179879	448210112	448240416	448270579	448300764	448330902	448360982	448391029	448421040	435844428	447922337
435255799	435428438	435598818	435760152	435914833	440447498	440602357	448119255	448149591	448179887	448210120	448240424	448270587	448300772	448330910	448360990	448391037	448421057	435844527	447922345
435255856	435428446	435598859	435760186	435914932	440447621	440602365	448119263	448149609	448179895	448210138	448240432	448270595	448300780	448330928	448361006	448391045	448421065	435844626	447922352
435255880	435428487	435598925	435760194	435914981	440447654	440602381	448119271	448149617	448179903	448210146	448240440	448270603	448300798	448330936	448361014	448391052	448421073	435844691	447922360
435255930	435428511	435599063	435760210	435915012	440447696	440602399	448119289	448149625	448179911	448210153	448240457	448270611	448300806	448330944	448361022	448391060	448421081	435844881	447922378
435256037	435428545	435599071	435760251	435915038	440447746	440602472	448119297	448149633	448179929	448210161	448240465	448270629	448300814	448330951	448361030	448391078	448421099	435844972	447922386
435256052	435428560	435599121	435760269	435915046	440447852	440602498	448119305	448149641	448179937	448210179	448240473	448270637	448300822	448330969	448361048	448391086	448421107	435853296	447922394
435256102	435428677	435599139	435760293	435915137	440447860	440602522	448119313	448149658	448179945	448210187	448240481	448270645	448300830	448330977	448361055	448391094	448421115	435855663	447922410
435256136	435428727	435599220	435760327	435915145	440447902	440602530	448119321	448149666	448179952	448210195	448240499	448270652	448300848	448330985	448361063	448391102	448421123	435856570	447922428
435256326	435428792	435599261	435760426	435915152	440447951	440602571	448119339	448149674	448179960	448210203	448240507	448270678	448300855	448330993	448361071	448391110	448421131	435857362	447922436
435256383	435428834	435599360	435760442	435915194	440448090	440602597	448119347	448149682	448179978	448210211	448240515	448270686	448300863	448331009	448361089	448391128	448421149	435857461	447922444
435256433	435428859	435599402	435760467	435915202	440448108	440602621	448119354	448149690	448179986	448210229	448240523	448270694	448300871	448331017	448361097	448391136	448421156	435857511	447922451
435256508	435428891	435599477	435760483	435915228	440448165	440602688	448119362	448149708	448179994	448210237	448240531	448270702	448300889	448331025	448361105	448391144	448421164	435857594	447922469
435256524	435428925	435599543	435760491	435915269	440448231	440602779	448119370	448149716	448180000	448210245	448240549	448270710	448300897	448331033	448361113	448391151	448421172	435857628	447922477
435256540	435428974	435599642	435760533	435915277	440448256	440602845	448119388	448149724	448180018	448210252	448240556	448270728	448300905	448331041	448361121	448391169	448421180	435857636	447922485
435256581	435429022	435599675	435760582	435915327	440448280	440602878	448119396	448149732	448180026	448210260	448240564	448270736	448300913	448331058	448361139	448391177	448421198	435857685	447922493
435256615	435429246	435599683	435760632	435915350	440448314	440602993	448119404	448149740	448180034	448210278	448240572	448270744	448300921	448331066	448361147	448391185	448421206	435857701	447922501
435256623	435429295	435599691	435760681	435915384	440448330	440603033	448119412	448149757	448180042	448210286	448240580	448270751	448300939	448331074	448361154	448391193	448421214	435857719	447922519
435256649	435429329	435599709	435760707	435915392	440448371	440603124	448119420	448149765	448180059	448210294	448240598	448270769	448300947	448331082	448361162	448391201	448421222	435857735	447922527
435256763	435429337	435599725	435760749	435915442	440448413	440603132	448119438	448149773	448180067	448210302	448240606	448270777	448300954	448331090	448361170	448391219	448421230	435857776	447922535
435256771	435429402	435599774	435760798	435915517	440448512	440603231	448119446	448149781	448180075	448210310	448240614	448270785	448300962	448331108	448361188	448391227	448421248	435857826	447922543
435256797	435429428	435599857	435760954	435915533	440448579	440603264	448119453	448149799	448180083	448210328	448240622	448270793	448300970	448331116	448361196	448391235	448421255	435857842	447922550
435256805	435429436	435599881	435761044	435915616	440448710	440603272	448119461	448149807	448180091	448210336	448240630	448270801	448300988	448331124	448361204	448391243	448421263	435857917	447922568
435256839	435429444	435600002	435761069	435915715	440448744	440603413	448119479	448149815	448180109	448210344	448240648	448270819	448300996	448331132	448361212	448391250	448421271	435857958	447922576
435256888	435429451	435600028	435761101	435915731	440449049	440603470	448119487	448149823	448180117	448210351	448240655	448270827	448301002	448331140	448361220	448391268	448421289	435858030	447922584
435256961	435429576	435600176	435761119	435915780	440449064	440603504	448119495	448149831	448180125	448210369	448240663	448270835	448301010	448331157	448361238	448391276	448421297	435858048	447922592
435256995	435429592	435600267	435761135	435915806	440449114	440603595	448119503	448149849	448180133	448210377	448240671	448270843	448301028	448331165	448361246	448391284	448421305	435862016	447922600
435257084	435429600	435600390	435761143	435915848	440449122	440603603	448119511	448149856	448180141	448210385	448240689	448270850	448301036	448331173	448361253	448391292	448421313	435862727	447922626
435257092	435429634	435600473	435761382	435915855	440449189	440603728	448119529	448149864	448180158	448210393	448240697	448270868	448301044	448331181	448361261	448391300	448421321	435866553	447922634
435257100	435429642	435600523	435761408	435915863	440449288	440603736	448119537	448149872	448180166	448210401	448240705	448270876	448301051	448331199	448361279	448391318	448421339	435867536	447922642
435257118	435429733	435600580	435761424	435915897	440449304	440603793	448119545	448149880	448180174	448210419	448240713	448270884	448301069	448331207	448361287	448391326	448421347	435868716	447922659
435257126	435429758	435600762	435761507	435915905	440449361	440603868	448119552	448149898	448180182	448210427	448240721	448270892	448301077	448331215	448361295	448391334	448421354	435870001	447922667
435257258	435429774	435600796	435761549	435915913	440449445	440603876	448119560	448149906	448180190	448210435	448240739	448270900	448301085	448331223	448361303	448391342	448421362	435870118	447922675
435257381	435429790	435600846	435761598	435915939	440449700	440603959	448119578	448149914	448180208	448210443	448240747	448270918	448301093	448331231	448361311	448391359	448421370	435872296	447922683
435257456	435429808	435600978	435761614	435915962	440449726	440603983	448119586	448149922	448180216	448210450	448240754	448270926	448301101	448331249	448361329	448391367	448421388	435872353	447922691
435257472	435429873	435601109	435761630	435915970	440449817	440604015	448119594	448149930	448180224	448210468	448240762	448270934	448301119	448331256	448361337	448391375	448421396	435872379	447922709
435257506	435429972	435601182	435761648	435916069	440449825	440604056	448119602	448149948	448180232	448210476	448240770	448270942	448301127	448331264	448361345	448391383	448421404	435872395	447922717
435257530	435430012	435601208	435761721	435916127	440449833	440604072	448119610	448149955	448180240	448210484	448240788	448270959	448301135	448331272	448361352	448391391	448421412	435872460	447922725
435257613	435430020	435601273	435761754	435916168	440450005	440604098	448119628	448149963	448180257	448210492	448240796	448270967	448301143	448331280	448361360	448391409	448421420	435872486	447922733
435257621	435430046	435601299	435761903	435916192	440450039	440604130	448119636	448149971	448180265	448210500	448240804	448270975	448301150	448331298	448361378	448391417	448421438	435872593	447922741
435257688	435430103	435601323	435761929	435916259	440450104	440604148	448119644	448149989	448180273	448210518	448240812	448270983	448301168	448331306	448361386	448391425	448421446	435872742	447922758
435257746	435430137	435601380	435761945	435916267	440450112	440604155	448119651	448149997	448180281	448210526	448240820	448270991	448301176	448331314	448361394	448391433	448421453	435872759	447922766
435257795	435430152	435601398	435761952	435916291	440450229	440604213	448119669	448150003	448180299	448210534	448240838	448271007	448301184	448331322	448361402	448391441	448421461	435872775	447922774
435257837	435430160	435601422	435761978	435916325	440450252	440604262	448119677	448150011	448180307	448210542	448240846	448271015	448301192	448331330	448361410	448391458	448421479	435872783	447922782
435258033	435430186	435601604	435762026	435916333	440450286	440604270	448119685	448150029	448180315	448210559	448240853	448271023	448301200	448331348	448361428	448391466	448421487	435872825	447922790
435258074	435430202	435601679	435762083	435916358	440450336	440604379	448119693	448150037	448180323	448210567	448240861	448271031	448301218	448331355	448361436	448391474	448421495	435872833	447922808
435258124	435430301	435601687	435762133	435916390	440450377	440604403	448119701	448150045	448180331	448210575	448240879	448271049	448301226	448331363	448361444	448391482	448421503	435872957	447922816
435258173	435430418	435601802	435762216	435916481	440450401	440604437	448119719	448150052	448180349	448210583	448240887	448271056	448301234	448331371	448361451	448391490	448421511	435872973	447922824
435258181	435430426	435601851	435762273	435916499	440450435	440604445	448119727	448150060	448180356	448210591	448240895	448271064	448301242	448331389	448361469	448391508	448421529	435872981	447922832
435258199	435430475	435601877	435762331	435916531	440450468	440604486	448119735	448150078	448180364	448210609	448240903	448271072	448301259	448331397	448361477	448391516	448421537	435873005	447922840
435258223	435430582	435601935	435762414	435916564	440450476	440604619	448119743	448150086	448180372	448210617	448240911	448271080	448301267	448331405	448361485	448391524	448421545	435873146	447922857
435258264	435430624	435601976	435762448	435916572	440450682	440604668	448119750	448150094	448180380	448210625	448240929	448271098	448301275	448331413	448361493	448391532	448421552	435873179	447922865
435258413	435430715	435601984	435762471	435916598	440450708	440604742	448119768	448150102	448180398	448210633	448240937	448271106	448301283	448331421	448361501	448391540	448421560	435873195	447922873
435258447	435430723	435602016	435762554	435916614	440450757	440604759	448119776	448150110	448180406	448210641	448240945	448271114	448301291	448331439	448361519	448391557	448421578	435873278	447922881

SCH-A-12

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435258496	435430749	435602081	435762612	435916655	440450815	440604890	448119784	448150128	448180414	448210658	448240952	448271122	448301309	448331447	448361527	448391565	448421586	435877097	447922899
435258504	435430764	435602099	435762620	435916689	440450856	440604916	448119792	448150136	448180422	448210666	448240960	448271130	448301317	448331454	448361535	448391573	448421594	435877162	447922907
435258538	435430947	435602156	435762646	435916721	440450898	440604924	448119800	448150144	448180430	448210674	448240978	448271148	448301325	448331462	448361543	448391581	448421602	435877667	447922915
435258595	435430996	435602248	435762661	435916804	440450955	440604957	448119818	448150151	448180448	448210682	448240986	448271155	448301333	448331470	448361550	448391599	448421610	435882220	447922923
435258728	435431028	435602396	435762711	435916861	440451037	440604999	448119826	448150169	448180455	448210690	448240994	448271163	448301341	448331488	448361568	448391607	448421628	435883285	447922931
435258744	435431036	435602412	435762745	435916887	440451078	440605038	448119842	448150177	448180463	448210708	448241000	448271171	448301358	448331496	448361576	448391615	448421636	435887807	447922949
435259205	435431093	435602453	435762794	435916911	440451128	440605061	448119859	448150185	448180471	448210716	448241018	448271189	448301366	448331504	448361584	448391623	448421644	435887831	447922956
435259262	435431127	435602461	435762836	435916937	440451144	440605079	448119867	448150193	448180489	448210724	448241026	448271197	448301374	448331512	448361592	448391631	448421651	435887849	447922964
435259288	435431135	435602503	435762927	435916945	440451185	440605103	448119875	448150201	448180497	448210732	448241034	448271205	448301382	448331520	448361600	448391649	448421669	435887872	447922972
435259411	435431200	435602560	435762935	435916952	440451219	440605111	448119883	448150219	448180505	448210740	448241042	448271213	448301390	448331538	448361618	448391656	448421677	435887989	447922980
435259445	435431226	435602578	435762950	435916986	440451243	440605129	448119891	448150227	448180513	448210757	448241059	448271221	448301408	448331546	448361626	448391664	448421685	435888029	447922998
435259494	435431291	435602594	435762984	435917034	440451292	440605145	448119909	448150235	448180521	448210765	448241067	448271239	448301416	448331553	448361634	448391672	448421693	435888060	447923004
435259551	435431374	435602644	435763040	435917067	440451334	440605152	448119917	448150243	448180539	448210773	448241075	448271247	448301424	448331561	448361642	448391680	448421701	435888086	447923012
435259593	435431382	435602685	435763107	435917091	440451367	440605228	448119925	448150250	448180547	448210781	448241083	448271254	448301432	448331579	448361659	448391698	448421719	435888136	447923020
435259635	435431408	435602719	435763149	435917109	440451458	440605236	448119933	448150268	448180554	448210799	448241091	448271262	448301440	448331587	448361667	448391706	448421727	435888144	447923038
435259718	435431416	435602727	435763198	435917117	440451482	440605467	448119941	448150276	448180562	448210807	448241109	448271270	448301457	448331595	448361675	448391714	448421735	435888185	447923046
435259791	435431432	435602743	435763230	435917158	440451607	440605483	448119958	448150284	448180570	448210815	448241117	448271288	448301465	448331603	448361683	448391722	448421743	435888219	447923053
435259817	435431564	435602750	435763255	435917182	440451615	440605491	448119966	448150292	448180588	448210823	448241125	448271296	448301473	448331611	448361691	448391730	448421750	435888243	447923061
435260336	435431580	435602792	435763263	435917257	440451649	440605509	448119974	448150300	448180596	448210831	448241133	448271304	448301481	448331629	448361709	448391748	448421768	435890116	447923079
435260369	435431630	435602834	435763347	435917307	440451698	440605525	448119982	448150318	448180604	448210849	448241141	448271312	448301499	448331637	448361717	448391755	448421776	435891981	447923087
435260385	435431671	435602859	435763461	435917349	440451755	440605566	448119990	448150326	448180612	448210856	448241158	448271320	448301507	448331645	448361725	448391763	448421784	435892328	447923095
435260401	435431689	435602883	435763495	435917380	440451813	440605582	448120006	448150334	448180620	448210864	448241166	448271338	448301515	448331652	448361733	448391771	448421792	435892641	447923111
435260435	435431697	435602925	435763511	435917430	440451821	440605657	448120014	448150342	448180638	448210872	448241174	448271346	448301523	448331660	448361741	448391789	448421800	435892971	447923129
435260450	435431788	435602933	435763545	435917455	440451839	440605673	448120022	448150359	448180646	448210880	448241182	448271353	448301531	448331678	448361758	448391797	448421818	435893144	447923137
435260583	435431796	435602966	435763560	435917489	440451870	440605707	448120030	448150367	448180653	448210898	448241190	448271361	448301549	448331686	448361766	448391805	448421826	435896378	447923145
435260625	435431804	435603014	435763594	435917505	440451912	440605749	448120048	448150375	448180661	448210906	448241208	448271379	448301556	448331694	448361774	448391813	448421834	435904156	447923152
435260666	435431861	435603105	435763685	435917521	440451946	440605772	448120055	448150383	448180679	448210914	448241216	448271387	448301564	448331702	448361782	448391821	448421842	435904172	447923160
435260716	435432000	435603113	435763719	435917562	440452126	440605814	448120063	448150391	448180687	448210922	448241224	448271395	448301572	448331710	448361790	448391839	448421859	435904255	447923178
435260781	435432091	435603139	435763727	435917646	440452191	440605822	448120071	448150409	448180695	448210930	448241232	448271403	448301580	448331728	448361808	448391847	448421867	435904263	447923186
435260807	435432117	435603279	435763743	435917679	440452225	440605855	448120089	448150417	448180703	448210948	448241240	448271411	448301598	448331736	448361816	448391854	448421875	435904305	447923194
435260849	435432133	435603337	435763784	435917687	440452241	440605871	448120097	448150425	448180711	448210955	448241257	448271429	448301606	448331744	448361824	448391862	448421883	435904339	447923202
435260856	435432240	435603352	435763842	435917752	440452316	440605889	448120105	448150433	448180729	448210963	448241265	448271437	448301614	448331751	448361832	448391870	448421891	435904354	447923210
435260997	435432281	435603378	435763875	435917828	440452340	440605905	448120113	448150441	448180737	448210971	448241273	448271445	448301622	448331769	448361840	448391888	448421909	435904388	447923228
435261060	435432315	435603436	435763941	435917950	440452399	440606119	448120121	448150458	448180745	448210989	448241281	448271452	448301630	448331777	448361857	448391896	448421917	435904537	447923236
435261136	435432372	435603477	435763990	435917992	440452449	440606127	448120139	448150466	448180752	448210997	448241299	448271460	448301648	448331785	448361865	448391904	448421925	435904545	447923244
435261169	435432489	435603519	435764006	435918008	440452480	440606135	448120147	448150474	448180760	448211003	448241307	448271478	448301655	448331793	448361873	448391912	448421933	435904578	447923251
435261227	435432513	435603600	435764089	435918024	440452498	440606168	448120154	448150482	448180778	448211011	448241315	448271486	448301663	448331801	448361881	448391920	448421941	435904669	447923269
435261235	435432588	435603626	435764105	435918065	440452555	440606176	448120162	448150490	448180786	448211029	448241323	448271494	448301671	448331819	448361899	448391938	448421958	435904826	447923277
435261268	435432851	435603733	435764121	435918131	440452662	440606200	448120170	448150508	448180794	448211037	448241331	448271502	448301689	448331827	448361907	448391946	448421966	435904933	447923285
435261276	435432877	435603766	435764154	435918222	440452753	440606283	448120188	448150516	448180802	448211052	448241349	448271510	448301697	448331835	448361915	448391953	448421974	435905252	447923293
435261284	435432885	435603774	435764220	435918255	440452811	440606366	448120196	448150524	448180810	448211060	448241356	448271528	448301705	448331843	448361923	448391961	448421982	435910849	447923301
435261292	435432901	435603832	435764287	435918263	440452845	440606374	448120204	448150532	448180828	448211078	448241364	448271536	448301713	448331850	448361931	448391979	448421990	435911359	447923319
435261367	435432984	435603840	435764311	435918289	440452886	440606416	448120212	448150540	448180836	448211086	448241372	448271551	448301721	448331868	448361949	448391987	448422006	435911698	447923327
435261417	435433008	435603873	435764337	435918297	440452985	440606465	448120238	448150557	448180844	448211094	448241380	448271569	448301739	448331876	448361956	448391995	448422014	435914825	447923335
435261433	435433065	435604012	435764352	435918321	440453017	440606515	448120246	448150565	448180851	448211102	448241398	448271577	448301747	448331884	448361964	448392001	448422022	435921424	447923343
435261524	435433081	435604020	435764360	435918339	440453082	440606523	448120261	448150573	448180869	448211110	448241406	448271585	448301754	448331892	448361972	448392019	448422030	435921465	447923350
435261532	435433115	435604061	435764410	435918404	440453108	440606549	448120279	448150581	448180877	448211128	448241414	448271593	448301762	448331900	448361980	448392027	448422048	435921580	447923368
435261540	435433255	435604095	435764485	435918412	440453157	440606580	448120287	448150599	448180885	448211136	448241422	448271601	448301770	448331918	448361998	448392035	448422055	435921606	447923376
435261698	435433404	435604103	435764527	435918594	440453181	440606606	448120295	448150607	448180893	448211144	448241430	448271619	448301788	448331926	448362004	448392043	448422063	435921747	447923384
435261706	435433446	435604202	435764535	435918842	440453272	440606622	448120303	448150615	448180901	448211151	448241448	448271627	448301796	448331934	448362012	448392050	448422071	435921762	447923392
435261797	435433487	435604228	435764584	435918875	440453280	440606630	448120311	448150623	448180919	448211169	448241455	448271635	448301804	448331942	448362020	448392068	448422089	435921853	447923400
435262019	435433594	435604236	435764642	435918883	440453348	440606655	448120329	448150631	448180927	448211177	448241463	448271643	448301812	448331959	448362038	448392076	448422097	435921879	447923418
435263256	435433651	435604327	435764683	435918891	440453454	440606663	448120337	448150649	448180935	448211185	448241471	448271650	448301820	448331967	448362053	448392084	448422105	435921895	447923426
435263280	435433800	435604335	435764709	435918974	440453470	440606739	448120345	448150656	448180943	448211193	448241489	448271668	448301838	448331975	448362061	448392092	448422113	435921911	447923434
435263298	435433859	435604376	435764881	435918982	440453512	440606838	448120352	448150664	448180950	448211201	448241497	448271676	448301846	448331983	448362079	448392100	448422121	435922018	447923442
435263363	435433875	435604459	435764899	435918990	440453629	440606887	448120360	448150672	448180968	448211219	448241505	448271684	448301853	448331991	448362087	448392118	448422139	435922059	447923459
435263389	435433933	435604467	435764907	435919055	440453686	440606978	448120378	448150680	448180976	448211227	448241513	448271692	448301861	448332007	448362095	448392126	448422147	435922125	447923467
435263546	435433941	435604533	435764964	435919063	440453736	440607026	448120394	448150698	448180984	448211235	448241521	448271700	448301879	448332015	448362103	448392134	448422154	435922133	447923475
435263595	435434063	435604541	435764972	435919188	440453777	440607190	448120402	448150706	448181008	448211243	448241539	448271718	448301887	448332023	448362111	448392142	448422162	435922281	447923483
435263728	435434071	435604632	435765052	435919253	440454007	440607232	448120410	448150714	448181016	448211250	448241547	448271726	448301895	448332031	448362129	448392159	448422170	435922307	447923491
435263793	435434113	435604657	435765094	435919287	440454056	440607273	448120428	448150722	448181024	448211268	448241554	448271734	448301903	448332049	448362137	448392167	448422188	435927900	447923509
435263850	435434121	435604764	435765136	435919311	440454106	440607299	448120436	448150748	448181032	448211276	448241562	448271742	448301911	448332056	448362145	448392175	448422196	435930227	447923517
435263926	435434279	435604798	435765151	435919337	440454122	440607307	448120444	448150755	448181040	448211284	448241570	448271759	448301929	448332064	448362152	448392183	448422204	435930557	447923525
435264007	435434428	435604897	435765219	435919402	440454189	440607364	448120451	448150763	448181057	448211292	448241588	448271767	448301937	448332072	448362160	448392191	448422212	435930854	447923533
435264072	435434485	435604939	435765227	435919428	440454205	440607372	448120469	448150771	448181065	448211300	448241596	448271775	448301945	448332080	448362178	448392209	448422220	435931001	447923541
435264106	435434683	435604996	435765250	435919543	440454411	440607448	448120477	448150789	448181073	448211318	448241604	448271791	448301952	448332098	448362186	448392217	448422238	435932132	447923558
435264163	435434717	435605050	435765284	435919568	440454429	440607463	448120493	448150797	448181081	448211326	448241612	448271809	448301960	448332106	448362194	448392225	448422246	435932140	447923566
435264205	435434725	435605084	435765359	435919626	440454445	440607521	448120501	448150805	448181099	448211334	448241620	448271817	448301978	448332114	448362202	448392233	448422253	435936323	447923574
435264312	435434741	435605118	435765367	435919642	440454502	440607554	448120519	448150813	448181107	448211342	448241638	448271825	448301986	448332122	448362210	448392241	448422261	435936356	447923582
435264346	435434774	435605142	435765375	435919683	440454684	440607596	448120527	448150821	448181115	448211359	448241646	448271833	448301994	448332130	448362228	448392258	448422279	435936422	447923590
435264353	435434949	435605167	435765391	435919725	440454734	440607604	448120535	448150839	448181123	448211367	448241653	448271841	448302000	448332148	448362236	448392266	448422287	435936547	447923608
435264437	435435003	435605191	435765458	435919741	440454809	440607646	448120543	448150847	448181131	448211375	448241661	448271858	448302018	448332155	448362244	448392274	448422295	435936588	447923624
435264486	435435045	435605241	435765474	435919758	440454932	440607679	448120550	448150854	448181149	448211383	448241679	448271866	448302026	448332163	448362251	448392282	448422303	435936604	447923632

SCH-A-13

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435264510	435435102	435605266	435765581	435919774	440454940	440607802	448120568	448150862	448181164	448211391	448241687	448271874	448302034	448332171	448362269	448392290	448422311	435936638	447923640
435264528	435435169	435605373	435766076	435919816	440454965	440607810	448120576	448150870	448181172	448211409	448241695	448271882	448302042	448332189	448362277	448392308	448422329	435936711	447923657
435264551	435435177	435605399	435766134	435919824	440454973	440607836	448120584	448150888	448181180	448211417	448241703	448271890	448302059	448332197	448362285	448392316	448422337	435936802	447923665
435264593	435435185	435605407	435766167	435919881	440455038	440607877	448120592	448150896	448181198	448211425	448241711	448271908	448302067	448332205	448362293	448392324	448422345	435936836	447923673
435264734	435435235	435605423	435766217	435919899	440455053	440607984	448120600	448150904	448181206	448211433	448241729	448271916	448302075	448332213	448362301	448392332	448422352	435936844	447923681
435264767	435435318	435605514	435766571	435919907	440455103	440608040	448120618	448150912	448181214	448211441	448241737	448271924	448302083	448332221	448362319	448392340	448422360	435936893	447923699
435264775	435435326	435605548	435766621	435919915	440455137	440608149	448120626	448150920	448181222	448211458	448241745	448271932	448302091	448332239	448362335	448392357	448422378	435936984	447923707
435264908	435435359	435605563	435766688	435919956	440455145	440608172	448120634	448150938	448181230	448211466	448241752	448271940	448302109	448332247	448362343	448392365	448422386	435941885	447923715
435264940	435435367	435605639	435766696	435919972	440455285	440608255	448120642	448150946	448181248	448211474	448241760	448271957	448302117	448332254	448362350	448392373	448422394	435942883	447923723
435264957	435435516	435605647	435766761	435920111	440455293	440608263	448120659	448150953	448181255	448211482	448241778	448271965	448302125	448332262	448362368	448392381	448422402	435943162	447923731
435264965	435435565	435605670	435766852	435920202	440455301	440608297	448120667	448150961	448181263	448211490	448241786	448271973	448302133	448332270	448362376	448392399	448422410	435948302	447923749
435265046	435435623	435605688	435766860	435920277	440455434	440608321	448120675	448150979	448181271	448211508	448241794	448271981	448302141	448332288	448362384	448392407	448422428	435950274	447923756
435265087	435435631	435605704	435767009	435920301	440455483	440608339	448120683	448150987	448181289	448211516	448241802	448271999	448302158	448332296	448362392	448392415	448422436	435951686	447923764
435265129	435435797	435605720	435767017	435920327	440455640	440608347	448120691	448150995	448181297	448211524	448241810	448272005	448302166	448332304	448362400	448392423	448422444	435952155	447923772
435265178	435435847	435605738	435767041	435920335	440455814	440608503	448120709	448151001	448181305	448211532	448241828	448272013	448302174	448332312	448362418	448392431	448422451	435952189	447923780
435265236	435435953	435605761	435767066	435920343	440456010	440608545	448120717	448151019	448181313	448211540	448241836	448272021	448302182	448332320	448362426	448392449	448422469	435952353	447923798
435265285	435435979	435605811	435767140	435920350	440456028	440608578	448120725	448151027	448181321	448211557	448241844	448272039	448302190	448332338	448362434	448392456	448422477	435952411	447923806
435265327	435436076	435605902	435767207	435920368	440456093	440608602	448120733	448151035	448181339	448211565	448241851	448272047	448302208	448332346	448362442	448392464	448422485	435952437	447923814
435265368	435436217	435605944	435767272	435920418	440456101	440608636	448120741	448151043	448181347	448211573	448241869	448272054	448302216	448332353	448362459	448392472	448422493	435952551	447923822
435265566	435436241	435605977	435767389	435920459	440456135	440608651	448120758	448151050	448181354	448211581	448241877	448272062	448302224	448332361	448362467	448392480	448422501	435952585	447923830
435265640	435436274	435606009	435767439	435920483	440456176	440608701	448120766	448151068	448181362	448211599	448241885	448272070	448302232	448332379	448362475	448392498	448422519	435952650	447923848
435265699	435436316	435606066	435767579	435920517	440456200	440608719	448120774	448151076	448181370	448211607	448241893	448272088	448302240	448332387	448362483	448392506	448422527	435952734	447923855
435265715	435436464	435606157	435767595	435920533	440456317	440608768	448120782	448151084	448181388	448211615	448241901	448272096	448302257	448332395	448362491	448392514	448422535	435952759	447923863
435265830	435436472	435606165	435767645	435920632	440456358	440608792	448120790	448151092	448181396	448211623	448241919	448272104	448302265	448332403	448362509	448392522	448422543	435952783	447923889
435265855	435436498	435606173	435767686	435920657	440456390	440608818	448120816	448151100	448181404	448211631	448241927	448272112	448302273	448332411	448362517	448392530	448422550	435952825	447923897
435265897	435436522	435606181	435767868	435920749	440456424	440608933	448120824	448151118	448181412	448211649	448241935	448272120	448302281	448332429	448362525	448392548	448422568	435952833	447923905
435265913	435436589	435606199	435767884	435920764	440456432	440608990	448120832	448151126	448181420	448211656	448241943	448272138	448302299	448332437	448362533	448392555	448422576	435952858	447923913
435265947	435436613	435606264	435767900	435920780	440456440	440609006	448120840	448151134	448181438	448211664	448241950	448272146	448302307	448332452	448362541	448392563	448422584	435952866	447923921
435265996	435436621	435606413	435767942	435920798	440456473	440609139	448120857	448151142	448181446	448211672	448241968	448272153	448302315	448332460	448362558	448392571	448422592	435952908	447923939
435266044	435436688	435606512	435767959	435920897	440456564	440609147	448120865	448151159	448181453	448211680	448241976	448272161	448302323	448332478	448362566	448392589	448422600	435952973	447923947
435266077	435436738	435606629	435767967	435921036	440456689	440609212	448120873	448151167	448181461	448211698	448241984	448272179	448302331	448332486	448362574	448392597	448422618	435969381	447923954
435266135	435436886	435606660	435768007	435921119	440456747	440609253	448120881	448151175	448181479	448211706	448241992	448272187	448302349	448332494	448362582	448392605	448422626	435969449	447923962
435266143	435437009	435606710	435768015	435921135	440456838	440609337	448120899	448151183	448181487	448211714	448242008	448272195	448302356	448332502	448362590	448392613	448422634	435969464	447923970
435266192	435437116	435606769	435768023	435921143	440457000	440609360	448120907	448151191	448181495	448211722	448242016	448272203	448302364	448332510	448362608	448392621	448422642	435969498	447923988
435266465	435437462	435606827	435768080	435921150	440457018	440609444	448120915	448151209	448181503	448211730	448242024	448272211	448302372	448332528	448362616	448392639	448422659	435969506	447923996
435266549	435437686	435606843	435768098	435921176	440457059	440609501	448120923	448151217	448181511	448211748	448242040	448272229	448302380	448332536	448362624	448392647	448422675	435969589	447924002
435266598	435437736	435606884	435768130	435921184	440457224	440609758	448120931	448151225	448181529	448211755	448242057	448272237	448302398	448332544	448362632	448392654	448422683	435969662	447924010
435266606	435437777	435606892	435768163	435921234	440457422	440609857	448120949	448151241	448181537	448211763	448242065	448272245	448302406	448332551	448362640	448392662	448422691	435969670	447924028
435266648	435437942	435606926	435768189	435921267	440457588	440609881	448120956	448151258	448181545	448211771	448242073	448272252	448302414	448332569	448362657	448392670	448422709	435969688	447924036
435266663	435437967	435607049	435768213	435921291	440457679	440609931	448120964	448151266	448181552	448211789	448242081	448272260	448302422	448332577	448362665	448392688	448422717	435969746	447924044
435266721	435437983	435607106	435768221	435921309	440457737	440609964	448120972	448151274	448181560	448211797	448242099	448272278	448302430	448332585	448362673	448392696	448422725	435969761	447924051
435266879	435438007	435607189	435768239	435921366	440457836	440609972	448120980	448151282	448181578	448211805	448242107	448272286	448302448	448332593	448362681	448392704	448422733	435969878	447924069
435266895	435438106	435607304	435768270	435921952	440457869	440609980	448120998	448151290	448181586	448211813	448242115	448272294	448302455	448332601	448362699	448392712	448422741	435969886	447924077
435266929	435438130	435607346	435768288	435922216	440457885	440610038	448121004	448151308	448181594	448211821	448242123	448272302	448302463	448332619	448362707	448392720	448422758	435969985	447924085
435266986	435438163	435607353	435768346	435922497	440457950	440610095	448121012	448151316	448181602	448211839	448242131	448272310	448302471	448332627	448362715	448392738	448422766	435969993	447924093
435267117	435438213	435607361	435768452	435922505	440458149	440610186	448121020	448151324	448181610	448211847	448242149	448272328	448302489	448332635	448362723	448392746	448422774	435970082	447924101
435267125	435438262	435607387	435768460	435922521	440458172	440610194	448121038	448151332	448181628	448211854	448242156	448272336	448302497	448332643	448362731	448392753	448422782	435970173	447924119
435267141	435438304	435607411	435768502	435922539	440458214	440610202	448121046	448151340	448181636	448211862	448242164	448272344	448302505	448332650	448362749	448392761	448422790	435970215	447924127
435267174	435438361	435607437	435768510	435922554	440458313	440610228	448121053	448151357	448181644	448211870	448242172	448272351	448302513	448332668	448362756	448392779	448422808	435970306	447924135
435267240	435438437	435607445	435768528	435922711	440458370	440610285	448121061	448151365	448181651	448211888	448242180	448272369	448302521	448332676	448362764	448392787	448422816	435987714	447924143
435267331	435438502	435607478	435768536	435922885	440458388	440610301	448121079	448151373	448181669	448211896	448242198	448272377	448302539	448332684	448362772	448392795	448422824	435987847	447924150
435267430	435438551	435607544	435768544	435922950	440458412	440610368	448121087	448151381	448181677	448211904	448242206	448272385	448302547	448332692	448362780	448392803	448422832	435987896	447924168
435267448	435438569	435607551	435768551	435922984	440458511	440610418	448121095	448151399	448181685	448211912	448242214	448272393	448302554	448332700	448362798	448392811	448422840	435987920	447924176
435267455	435438593	435607569	435768601	435923040	440458560	440610582	448121103	448151407	448181693	448211920	448242222	448272401	448302562	448332718	448362806	448392829	448422857	435987953	447924184
435267570	435438890	435607593	435768692	435923222	440458578	440610590	448121111	448151415	448181701	448211938	448242230	448272419	448302570	448332726	448362814	448392837	448422865	435987961	447924200
435267596	435438908	435607627	435768718	435923347	440458586	440610616	448121129	448151423	448181719	448211946	448242248	448272427	448302588	448332734	448362822	448392845	448422873	435987979	447924218
435267604	435438924	435607692	435768759	435923370	440458735	440610640	448121137	448151431	448181727	448211953	448242255	448272435	448302604	448332742	448362830	448392852	448422881	435988001	447924234
435267695	435438981	435607726	435768809	435923388	440458792	440610681	448121145	448151449	448181735	448211961	448242263	448272443	448302612	448332759	448362848	448392860	448422899	435988035	447924242
435267729	435439161	435607734	435768866	435923453	440458818	440610723	448121152	448151456	448181743	448211979	448242271	448272450	448302620	448332767	448362855	448392878	448422907	435988092	447924267
435267810	435439195	435607742	435768874	435923495	440458826	440610731	448121160	448151464	448181750	448211987	448242289	448272468	448302638	448332775	448362863	448392886	448422915	435988159	447924275
435267943	435439294	435607809	435768882	435923560	440458883	440610772	448121178	448151472	448181768	448211995	448242297	448272476	448302646	448332783	448362871	448392894	448422923	435988191	447924283
435268016	435439351	435607874	435770136	435923586	440459048	440610798	448121186	448151480	448181776	448212001	448242305	448272484	448302653	448332791	448362889	448392902	448422931	435988225	447924291
435268024	435439583	435607932	435770169	435923685	440459063	440610806	448121194	448151498	448181784	448212019	448242313	448272492	448302661	448332809	448362897	448392910	448422949	435988340	447924309
435268065	435439591	435607940	435770185	435923768	440459097	440610814	448121202	448151506	448181792	448212035	448242321	448272500	448302679	448332817	448362905	448392928	448422956	435988373	447924317
435268081	435439617	435608021	435770201	435923792	440459113	440610863	448121210	448151514	448181800	448212043	448242339	448272518	448302687	448332825	448362913	448392936	448422964	435988381	447924325
435268123	435439633	435608070	435770276	435923818	440459121	440610897	448121228	448151522	448181818	448212050	448242347	448272526	448302695	448332833	448362921	448392944	448422972	435988407	447924341
435268172	435439641	435608120	435770326	435923859	440459147	440611036	448121236	448151530	448181826	448212068	448242354	448272534	448302703	448332841	448362939	448392951	448422980	435988480	447924358
435268305	435439658	435608146	435770359	435923966	440459170	440611077	448121244	448151548	448181834	448212076	448242362	448272542	448302711	448332858	448362947	448392969	448422998	435988498	447924366
435268313	435439708	435608229	435770367	435924097	440459246	440611093	448121251	448151555	448181842	448212084	448242370	448272559	448302729	448332866	448362954	448392977	448423004	435988522	447924374
435268321	435439807	435608294	435770383	435924139	440459295	440611184	448121269	448151563	448181859	448212092	448242388	448272567	448302737	448332874	448362962	448392985	448423012	435988548	447924382
435268347	435439823	435608385	435770425	435924188	440459402	440611333	448121277	448151571	448181867	448212100	448242396	448272575	448302745	448332882	448362970	448392993	448423020	435988605	447924390
435268404	435439849	435608500	435770474	435924246	440459451	440611358	448121285	448151589	448181875	448212118	448242404	448272583	448302752	448332890	448362988	448393009	448423038	435988639	447924408
435268412	435439864	435608617	435770482	435924287	440459667	440611507	448121293	448151597	448181883	448212126	448242412	448272591	448302760	448332908	448362996	448393017	448423046	435988670	447924416

SCH-A-14

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435268438	435439955	435608641	435770516	435924295	440459683	440611515	448121301	448151605	448181891	448212134	448242420	448272609	448302778	448332916	448363002	448393025	448423053	435988688	447924424
435268479	435440029	435608708	435770540	435924337	440459899	440611549	448121319	448151613	448181909	448212142	448242438	448272617	448302786	448332924	448363010	448393033	448423061	435988696	447924432
435268495	435440037	435608799	435770599	435924444	440459915	440611556	448121327	448151621	448181917	448212159	448242446	448272625	448302794	448332932	448363028	448393041	448423079	435988787	447924440
435268610	435440078	435608864	435770714	435924451	440459949	440611580	448121335	448151639	448181925	448212167	448242453	448272633	448302802	448332940	448363036	448393058	448423087	435988845	447924457
435268628	435440094	435608880	435770730	435924634	440459964	440611648	448121343	448151647	448181933	448212175	448242461	448272641	448302810	448332957	448363044	448393066	448423095	435988860	447924465
435268636	435440110	435608989	435770771	435924659	440460020	440611705	448121350	448151654	448181941	448212183	448242479	448272658	448302828	448332965	448363051	448393074	448423103	435988878	447924473
435268677	435441415	435608997	435770847	435924667	440460160	440611879	448121368	448151662	448181958	448212191	448242487	448272666	448302836	448332973	448363069	448393082	448423111	435988894	447924481
435268693	435441464	435609045	435770862	435924675	440460236	440611887	448121376	448151670	448181966	448212209	448242495	448272674	448302844	448332981	448363077	448393090	448423129	435988902	447924499
435268727	435441530	435609060	435770961	435924691	440460277	440611895	448121384	448151688	448181974	448212217	448242503	448272682	448302851	448332999	448363085	448393108	448423137	435989033	447924507
435268750	435441563	435609151	435770979	435924709	440460376	440611960	448121392	448151696	448181982	448212225	448242511	448272690	448302869	448333005	448363093	448393116	448423145	435989041	447924515
435268776	435441613	435609177	435771076	435926233	440460418	440611978	448121400	448151704	448181990	448212233	448242529	448272708	448302877	448333013	448363101	448393124	448423152	435989108	447924523
435268784	435441647	435609193	435771092	435926241	440460475	440611986	448121418	448151712	448182006	448212241	448242537	448272716	448302885	448333021	448363119	448393132	448423160	435989116	447924531
435268792	435442041	435609201	435771118	435926282	440460558	440612034	448121426	448151720	448182014	448212258	448242545	448272724	448302893	448333039	448363127	448393140	448423178	436006704	447924549
435268883	435442165	435609342	435771142	435926324	440460574	440612059	448121434	448151738	448182022	448212266	448242552	448272732	448302901	448333047	448363135	448393157	448423186	436006712	447924556
435268982	435442181	435609375	435771183	435926381	440460582	440612083	448121442	448151746	448182030	448212274	448242560	448272740	448302919	448333054	448363143	448393165	448423194	436006746	447924564
435269030	435442223	435609409	435771209	435926407	440460624	440612182	448121459	448151753	448182048	448212282	448242578	448272757	448302927	448333062	448363150	448393173	448423202	436006779	447924572
435269121	435442306	435609417	435771225	435926449	440460723	440612208	448121467	448151761	448182055	448212290	448242586	448272765	448302935	448333070	448363168	448393181	448423210	436006795	447924580
435269170	435442348	435609565	435771266	435926472	440460756	440612216	448121475	448151779	448182063	448212308	448242594	448272773	448302943	448333088	448363176	448393199	448423228	436006803	447924598
435269188	435442363	435609763	435771290	435926514	440460798	440612232	448121483	448151787	448182071	448212316	448242602	448272781	448302950	448333096	448363184	448393207	448423236	436006829	447924606
435269196	435442413	435609771	435771308	435926530	440460871	440612265	448121491	448151795	448182089	448212324	448242610	448272799	448302968	448333104	448363192	448393215	448423244	436006936	447924614
435269212	435442439	435609896	435771324	435926563	440460897	440612299	448121509	448151803	448182097	448212332	448242628	448272807	448302976	448333112	448363200	448393223	448423251	436006969	447924622
435269261	435442520	435610001	435771381	435926571	440460913	440612349	448121517	448151811	448182105	448212340	448242636	448272815	448302984	448333120	448363218	448393231	448423269	436007041	447924630
435269295	435442553	435610035	435771423	435926613	440461010	440612661	448121525	448151829	448182113	448212357	448242644	448272823	448302992	448333138	448363226	448393249	448423277	436007116	447924648
435269303	435442645	435610050	435771514	435926662	440461127	440612703	448121533	448151837	448182121	448212365	448242651	448272831	448303008	448333146	448363234	448393256	448423285	436007173	447924655
435269329	435442678	435610076	435771571	435926753	440461218	440612737	448121541	448151845	448182139	448212373	448242669	448272849	448303016	448333153	448363242	448393264	448423293	436007181	447924663
435269352	435442744	435610241	435771589	435926795	440461226	440612877	448121558	448151852	448182147	448212381	448242677	448272856	448303024	448333161	448363259	448393272	448423301	436007199	447924671
435269394	435442751	435610266	435771613	435926811	440461242	440612935	448121566	448151860	448182154	448212399	448242685	448272864	448303032	448333179	448363267	448393280	448423319	436007223	447924689
435269501	435442769	435610274	435771712	435926852	440461374	440612992	448121574	448151878	448182162	448212407	448242693	448272872	448303040	448333187	448363275	448393298	448423327	436007264	447924697
435269642	435442793	435610357	435771761	435926894	440461408	440613099	448121582	448151886	448182170	448212415	448242701	448272880	448303057	448333195	448363283	448393306	448423335	436007421	447924705
435269790	435442827	435610381	435771779	435926910	440461499	440613107	448121590	448151894	448182188	448212423	448242719	448272898	448303065	448333203	448363291	448393314	448423343	436007488	447924713
435269808	435442843	435610548	435771852	435926951	440461507	440613156	448121608	448151902	448182196	448212431	448242727	448272906	448303073	448333211	448363309	448393322	448423350	436007611	447924721
435269915	435442975	435610571	435771860	435927041	440461549	440613164	448121616	448151910	448182212	448212449	448242735	448272914	448303081	448333229	448363317	448393330	448423368	436007660	447924739
435269964	435442983	435610720	435771902	435927199	440461648	440613230	448121624	448151928	448182220	448212456	448242743	448272922	448303099	448333237	448363325	448393348	448423376	436007777	447924747
435269972	435443049	435610787	435771977	435927520	440461754	440613289	448121632	448151936	448182238	448212464	448242750	448272930	448303107	448333245	448363333	448393355	448423384	436007827	447924754
435270053	435443122	435610860	435772009	435927538	440461770	440613388	448121640	448151944	448182246	448212472	448242768	448272948	448303115	448333252	448363341	448393363	448423392	436007843	447924762
435270079	435443205	435611017	435772025	435927579	440461838	440613404	448121657	448151951	448182253	448212480	448242776	448272955	448303123	448333260	448363358	448393371	448423400	436007868	447924788
435270087	435443213	435611033	435772033	435927637	440461937	440613412	448121665	448151969	448182261	448212506	448242784	448272963	448303131	448333278	448363366	448393389	448423418	436007918	447924796
435270095	435443254	435611140	435772041	435927728	440462182	440613537	448121673	448151977	448182279	448212514	448242792	448272971	448303149	448333286	448363374	448393397	448423426	436007959	447924804
435270202	435443338	435611173	435772082	435927801	440462190	440613545	448121681	448151985	448182287	448212522	448242800	448272989	448303156	448333294	448363382	448393405	448423434	436008064	447924812
435270210	435443353	435611231	435772272	435927843	440462273	440613602	448121699	448151993	448182295	448212530	448242818	448272997	448303164	448333302	448363390	448393413	448423442	436024749	447924838
435270350	435443361	435611249	435772298	435927850	440462315	440613610	448121707	448152009	448182303	448212548	448242826	448273003	448303172	448333310	448363408	448393421	448423459	436024780	447924846
435270376	435443411	435611256	435772314	435927926	440462414	440613644	448121715	448152017	448182311	448212555	448242834	448273011	448303180	448333328	448363416	448393439	448423467	436024848	447924853
435270392	435443429	435611314	435772397	435927934	440462422	440613800	448121723	448152025	448182329	448212563	448242842	448273029	448303198	448333336	448363424	448393447	448423475	436025035	447924879
435270442	435443460	435611371	435772405	435927967	440462570	440613974	448121731	448152033	448182337	448212571	448242859	448273037	448303206	448333344	448363432	448393454	448423483	436025043	447924887
435270467	435443494	435611397	435772421	435928023	440462604	440614162	448121749	448152041	448182345	448212589	448242867	448273045	448303214	448333351	448363440	448393462	448423491	436025134	447924895
435270475	435443585	435611405	435772454	435928064	440462653	440614386	448121756	448152058	448182352	448212597	448242875	448273052	448303222	448333369	448363457	448393470	448423509	436025274	447924903
435270574	435443601	435611454	435772504	435928114	440462679	440614410	448121764	448152066	448182360	448212605	448242883	448273060	448303230	448333377	448363465	448393488	448423517	436025332	447924911
435270624	435443627	435611561	435772652	435928148	440462711	440614477	448121772	448152074	448182378	448212613	448242891	448273078	448303248	448333385	448363473	448393496	448423525	436025357	447924929
435270657	435443635	435611660	435772678	435928205	440462745	440614634	448121780	448152082	448182386	448212621	448242909	448273086	448303255	448333393	448363481	448393504	448423533	436025373	447924937
435270673	435443650	435611702	435772694	435928221	440462802	440614642	448121798	448152090	448182394	448212639	448242917	448273094	448303263	448333401	448363499	448393512	448423541	436025399	447924945
435270723	435443692	435611744	435772744	435928254	440463040	440614683	448121814	448152108	448182402	448212647	448242925	448273102	448303271	448333419	448363507	448393520	448423558	436025456	447924952
435270756	435443718	435611801	435772769	435928296	440463057	440614733	448121822	448152116	448182410	448212654	448242933	448273110	448303289	448333427	448363515	448393538	448423566	436025522	447924960
435270780	435443742	435611876	435772785	435928346	440463065	440614790	448121830	448152124	448182428	448212662	448242941	448273128	448303297	448333435	448363523	448393546	448423574	436025571	447924978
435270806	435443759	435611918	435772850	435928361	440463081	440614816	448121848	448152132	448182436	448212670	448242958	448273136	448303305	448333443	448363531	448393553	448423582	436025639	447924986
435271184	435443809	435611967	435772884	435928528	440463321	440614824	448121855	448152140	448182444	448212688	448242966	448273144	448303313	448333450	448363549	448393561	448423590	436025662	447925009
435271275	435443841	435612072	435773023	435928593	440463446	440614857	448121863	448152157	448182451	448212696	448242974	448273151	448303321	448333468	448363556	448393579	448423608	436025720	447925017
435271341	435443858	435612122	435773056	435928684	440463487	440615060	448121871	448152165	448182469	448212704	448242982	448273169	448303339	448333476	448363564	448393587	448423616	436025738	447925025
435271358	435443908	435612460	435773098	435928692	440463495	440615078	448121889	448152173	448182477	448212712	448242990	448273177	448303347	448333484	448363572	448393595	448423624	436025761	447925033
435271440	435443924	435612510	435773114	435928742	440463503	440615086	448121897	448152181	448182485	448212720	448243006	448273185	448303354	448333492	448363580	448393603	448423632	436025779	447925041
435271655	435443957	435612528	435773197	435928759	440463610	440615110	448121905	448152199	448182493	448212738	448243014	448273193	448303362	448333500	448363598	448393611	448423640	436025787	447925058
435271671	435443965	435612544	435773247	435928908	440463636	440615169	448121913	448152207	448182501	448212746	448243022	448273201	448303370	448333518	448363606	448393629	448423657	436042618	447925066
435271713	435443981	435612569	435773288	435928940	440463685	440615193	448121921	448152215	448182519	448212753	448243030	448273219	448303388	448333526	448363614	448393637	448423665	436042675	447925074
435271788	435444013	435612627	435773338	435929047	440463719	440615326	448121939	448152223	448182527	448212761	448243048	448273227	448303396	448333534	448363622	448393645	448423673	436042857	447925082
435271903	435444039	435612668	435773478	435929062	440463784	440615359	448121947	448152231	448182535	448212779	448243055	448273235	448303404	448333542	448363630	448393652	448423681	436042865	447925090
435271960	435444138	435612676	435773486	435929088	440463818	440615383	448121954	448152249	448182543	448212787	448243063	448273243	448303412	448333559	448363648	448393660	448423699	436042881	447925108
435272067	435444153	435612700	435773510	435929096	440463859	440615409	448121962	448152256	448182550	448212795	448243071	448273250	448303420	448333567	448363655	448393678	448423707	436042949	447925116
435272075	435444195	435612759	435773684	435929104	440463891	440615557	448121970	448152264	448182568	448212803	448243089	448273268	448303438	448333575	448363663	448393686	448423723	436042964	447925124
435272133	435444252	435612775	435773692	435929112	440463909	440615607	448121988	448152272	448182576	448212811	448243097	448273276	448303446	448333583	448363671	448393694	448423731	436042998	447925132
435272158	435444328	435612783	435773700	435929146	440464014	440615623	448121996	448152280	448182584	448212829	448243105	448273284	448303453	448333591	448363689	448393702	448423749	436043012	447925140
435272273	435444401	435612817	435773718	435929187	440464063	440615714	448122002	448152298	448182592	448212837	448243113	448273292	448303461	448333609	448363697	448393710	448423756	436043038	447925157
435272372	435444419	435612825	435773783	435929245	440464089	440615839	448122010	448152306	448182600	448212845	448243121	448273300	448303479	448333617	448363705	448393728	448423764	436043111	447925165
435272422	435444435	435612882	435773825	435929468	440464204	440615847	448122028	448152314	448182618	448212852	448243139	448273318	448303487	448333625	448363713	448393736	448423772	436043244	447925173
435272448	435444443	435612908	435773841	435929526	440464246	440615870	448122036	448152322	448182626	448212860	448243147	448273326	448303495	448333633	448363721	448393744	448423780	436057087	447925181

SCH-A-15

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435272638	435444476	435612973	435773957	435929567	440464311	440615987	448122044	448152330	448182634	448212878	448243154	448273334	448303503	448333641	448363739	448393751	448423798	436057095	447925199
435272653	435444534	435612981	435773965	435929617	440464345	440616126	448122051	448152348	448182642	448212886	448243162	448273342	448303511	448333658	448363747	448393769	448423806	436057152	447925207
435272695	435444542	435613252	435773973	435929773	440464436	440616159	448122069	448152355	448182659	448212894	448243170	448273359	448303529	448333666	448363754	448393777	448423814	436057186	447925215
435272828	435444625	435613286	435773999	435929807	440464444	440616183	448122077	448152363	448182667	448212902	448243188	448273367	448303537	448333674	448363762	448393785	448423822	436057202	447925223
435272901	435444674	435613294	435774054	435929815	440464451	440616191	448122085	448152371	448182675	448212910	448243196	448273375	448303545	448333682	448363770	448393793	448423830	436057350	447925231
435272919	435444708	435613302	435774138	435929930	440464550	440616258	448122093	448152389	448182683	448212928	448243204	448273383	448303552	448333690	448363788	448393801	448423848	436057483	447925249
435272943	435444724	435613351	435774203	435930078	440464642	440616381	448122101	448152397	448182691	448212936	448243212	448273391	448303560	448333708	448363796	448393819	448423855	436057525	447925256
435273032	435444781	435613377	435774237	435930110	440464709	440616696	448122119	448152405	448182709	448212944	448243220	448273409	448303578	448333716	448363804	448393827	448423863	436057665	447925264
435273073	435444864	435613492	435774294	435930177	440464808	440616704	448122127	448152413	448182717	448212951	448243238	448273417	448303586	448333724	448363812	448393835	448423871	436057699	447925272
435273180	435444997	435613534	435774344	435930219	440464816	440616753	448122135	448152421	448182725	448212969	448243246	448273425	448303594	448333732	448363820	448393843	448423889	436057756	447925280
435273206	435445069	435613583	435774369	435930318	440464923	440617025	448122143	448152439	448182733	448212977	448243253	448273433	448303602	448333740	448363838	448393850	448423897	436057780	447925298
435273297	435445119	435613617	435774385	435930391	440465052	440617041	448122150	448152447	448182741	448212985	448243261	448273441	448303610	448333757	448363846	448393868	448423905	436057798	447925306
435273354	435445127	435613633	435774476	435930409	440465227	440617082	448122168	448152454	448182758	448212993	448243279	448273458	448303628	448333765	448363853	448393876	448423913	436057863	447925314
435273396	435445184	435613658	435774542	435930425	440465235	440617124	448122176	448152462	448182766	448213009	448243287	448273466	448303636	448333773	448363861	448393884	448423921	436057905	447925322
435273420	435445234	435613666	435774658	435930466	440465268	440617249	448122184	448152470	448182774	448213017	448243295	448273474	448303644	448333781	448363879	448393892	448423939	436058010	447925330
435273438	435445267	435613724	435774666	435930482	440465292	440617256	448122192	448152488	448182782	448213025	448243303	448273482	448303651	448333799	448363887	448393900	448423947	436058085	447925348
435273461	435445341	435613740	435774682	435930615	440465342	440617405	448122200	448152496	448182790	448213033	448243311	448273490	448303669	448333807	448363895	448393918	448423954	436074199	447925355
435273495	435445424	435613773	435774690	435930623	440465482	440617652	448122218	448152504	448182808	448213041	448243329	448273508	448303677	448333815	448363903	448393926	448423962	436074207	447925363
435273560	435445457	435613823	435774716	435930631	440465540	440617702	448122226	448152512	448182816	448213058	448243337	448273516	448303685	448333823	448363911	448393934	448423970	436074264	447925371
435273578	435445523	435613831	435774724	435930672	440465599	440617850	448122234	448152520	448182824	448213066	448243345	448273524	448303693	448333831	448363929	448393942	448423988	436074330	447925389
435273610	435445556	435615372	435774872	435930698	440465615	440617892	448122242	448152538	448182832	448213074	448243352	448273532	448303701	448333849	448363937	448393959	448423996	436074371	447925397
435273628	435445564	435615406	435774898	435930714	440465656	440617926	448122259	448152546	448182840	448213082	448243360	448273540	448303719	448333856	448363945	448393967	448424002	436074447	447925405
435273701	435445572	435615448	435774906	435930755	440465680	440617942	448122267	448152553	448182857	448213090	448243378	448273557	448303727	448333864	448363952	448393975	448424010	436074462	447925413
435273750	435445614	435615521	435775069	435930797	440465714	440618007	448122275	448152561	448182865	448213108	448243386	448273565	448303735	448333872	448363960	448393983	448424028	436074488	447925421
435273768	435445630	435615570	435775077	435930805	440465771	440618031	448122283	448152579	448182873	448213116	448243394	448273573	448303743	448333880	448363978	448393991	448424036	436074496	447925439
435273800	435445663	435615596	435775093	435931084	440465847	440618387	448122291	448152587	448182881	448213124	448243402	448273581	448303750	448333898	448363986	448394007	448424044	436074587	447925447
435273842	435445671	435615638	435775127	435931092	440465862	440618619	448122309	448152595	448182899	448213132	448243410	448273599	448303768	448333906	448363994	448394015	448424051	436074645	447925454
435273941	435445697	435615661	435775200	435931183	440465920	440618700	448122317	448152603	448182907	448213140	448243428	448273607	448303776	448333914	448364000	448394023	448424069	436074678	447925462
435274055	435445804	435615695	435775234	435931241	440465961	440618775	448122325	448152611	448182915	448213157	448243436	448273615	448303784	448333922	448364018	448394031	448424077	436074769	447925488
435274063	435445846	435615737	435775259	435931274	440465979	440618791	448122333	448152629	448182923	448213165	448243444	448273623	448303792	448333930	448364026	448394049	448424085	436074835	447925496
435274089	435445929	435615760	435775267	435931282	440465987	440619310	448122341	448152637	448182931	448213173	448243451	448273631	448303800	448333948	448364034	448394056	448424093	436074900	447925504
435274139	435446059	435615810	435775291	435931324	440466167	440619369	448122358	448152645	448182949	448213181	448243469	448273649	448303818	448333955	448364042	448394064	448424101	436075006	447925512
435274204	435446075	435615828	435775333	435931415	440466225	440619468	448122366	448152652	448182956	448213199	448243477	448273656	448303826	448333963	448364059	448394072	448424119	436075048	447925520
435274345	435446083	435615836	435775341	435931431	440466340	440619500	448122374	448152660	448182964	448213207	448243485	448273664	448303834	448333971	448364067	448394080	448424127	436075071	447925538
435274733	435446109	435615844	435775358	435931464	440466381	440619583	448122382	448152678	448182972	448213215	448243493	448273672	448303842	448333989	448364075	448394098	448424135	436075113	447925546
435275219	435446117	435615885	435775366	435931472	440466480	440619724	448122390	448152686	448182980	448213223	448243501	448273680	448303859	448333997	448364083	448394106	448424143	436091516	447925553
435275250	435446125	435615901	435775465	435931480	440466548	440619757	448122416	448152694	448182998	448213231	448243519	448273698	448303867	448334003	448364091	448394114	448424150	436091557	447925561
435275292	435446158	435615927	435775473	435931522	440466589	440619799	448122424	448152702	448183004	448213249	448243535	448273706	448303875	448334011	448364109	448394122	448424168	436091573	447925579
435275383	435446232	435615950	435775515	435931530	440466670	440619807	448122432	448152710	448183012	448213256	448243543	448273714	448303883	448334029	448364117	448394130	448424176	436091698	447925587
435275433	435446331	435615992	435775523	435931555	440466696	440619906	448122440	448152728	448183020	448213264	448243550	448273722	448303891	448334037	448364125	448394148	448424184	436091730	447925595
435275441	435446406	435616099	435775531	435931613	440466704	440620029	448122457	448152736	448183038	448213272	448243568	448273730	448303909	448334045	448364133	448394155	448424192	436091771	447925611
435275524	435446414	435616123	435775580	435931621	440466720	440620540	448122465	448152744	448183046	448213280	448243576	448273748	448303917	448334052	448364141	448394163	448424200	436091797	447925629
435275573	435446513	435616131	435775630	435931670	440466746	440620722	448122473	448152751	448183053	448213298	448243584	448273755	448303925	448334060	448364158	448394171	448424218	436091805	447925637
435275581	435446539	435616149	435775689	435931688	440466761	440620888	448122481	448152769	448183061	448213306	448243592	448273763	448303933	448334078	448364166	448394189	448424226	436091979	447925645
435275607	435446562	435616289	435775754	435931738	440466878	440621043	448122499	448152777	448183079	448213314	448243600	448273771	448303941	448334086	448364174	448394197	448424234	436091995	447925652
435275656	435446661	435616354	435775770	435931886	440467033	440621068	448122507	448152785	448183087	448213322	448243618	448273789	448303958	448334094	448364182	448394205	448424242	436092027	447925660
435275672	435446711	435616511	435775820	435931902	440467223	440621241	448122515	448152793	448183095	448213330	448243626	448273797	448303966	448334102	448364190	448394213	448424259	436092084	447925686
435275698	435446729	435616537	435775853	435931928	440467397	440621498	448122523	448152801	448183103	448213348	448243634	448273805	448303974	448334110	448364208	448394221	448424267	436092126	447925694
435275706	435446745	435616586	435775937	435931951	440467439	440621795	448122531	448152819	448183111	448213355	448243642	448273813	448303982	448334128	448364216	448394239	448424275	436092241	447925702
435275771	435446752	435616602	435776018	435931969	440467561	440621936	448122549	448152827	448183129	448213363	448243659	448273821	448303990	448334136	448364224	448394247	448424283	436092274	447925710
435275821	435446778	435616669	435776083	435931993	440467587	440622157	448122556	448152850	448183137	448213371	448243667	448273839	448304006	448334144	448364232	448394254	448424291	436092282	447925728
435275888	435446844	435616727	435776117	435932009	440467611	440622280	448122564	448152868	448183145	448213389	448243675	448273847	448304014	448334151	448364240	448394262	448424309	436092324	447925736
435275987	435446984	435616735	435776133	435932074	440467637	440622421	448122572	448152876	448183152	448213397	448243683	448273854	448304030	448334169	448364257	448394270	448424317	436092365	447925744
435276068	435446992	435616776	435776224	435932173	440467736	440622439	448122580	448152884	448183160	448213405	448243691	448273862	448304048	448334177	448364265	448394288	448424325	436092407	447925751
435276118	435447107	435616784	435776232	435932207	440467769	440622520	448122598	448152892	448183178	448213413	448243709	448273870	448304055	448334185	448364273	448394296	448424333	436110423	447925769
435276209	435447180	435616875	435776257	435932256	440467785	440622561	448122606	448152900	448183186	448213421	448243717	448273888	448304063	448334193	448364281	448394304	448424341	436110530	447925777
435276316	435447230	435616917	435776265	435932306	440467827	440622728	448122614	448152918	448183194	448213439	448243725	448273896	448304071	448334201	448364299	448394312	448424358	436110597	447925785
435276373	435447248	435616982	435776273	435932314	440467868	440622801	448122622	448152926	448183202	448213447	448243733	448273904	448304089	448334219	448364307	448394320	448424366	436110845	447925793
435276381	435447289	435617246	435776299	435932322	440467967	440622819	448122630	448152934	448183210	448213454	448243741	448273912	448304097	448334227	448364315	448394338	448424374	436110886	447925819
435276464	435447321	435617253	435776307	435932330	440468031	440623023	448122648	448152942	448183228	448213462	448243758	448273920	448304105	448334235	448364323	448394346	448424382	436110910	447925827
435276514	435447354	435617360	435776455	435932397	440468114	440623718	448122655	448152959	448183236	448213470	448243766	448273938	448304113	448334243	448364331	448394353	448424390	436110951	447925835
435276522	435447537	435617428	435776554	435932413	440468163	440623783	448122663	448152967	448183244	448213488	448243774	448273946	448304121	448334250	448364349	448394361	448424408	436110993	447925843
435276530	435447552	435617501	435776588	435932496	440468247	440624096	448122671	448152975	448183251	448213496	448243782	448273953	448304139	448334268	448364356	448394379	448424416	436111041	447925850
435276555	435447560	435617576	435776604	435932603	440468288	440624823	448122689	448152983	448183269	448213504	448243790	448273961	448304147	448334276	448364364	448394387	448424424	436111090	447925868
435276571	435447636	435617733	435776646	435932629	440468387	440624856	448122697	448152991	448183277	448213512	448243808	448273979	448304154	448334284	448364372	448394395	448424432	436111140	447925876
435276613	435447685	435617758	435776703	435932777	440468403	440625135	448122705	448153007	448183285	448213520	448243816	448273987	448304162	448334292	448364380	448394403	448424440	436111157	447925884
435276688	435447693	435617782	435776711	435932801	440468437	440625150	448122713	448153015	448183293	448213538	448243824	448273995	448304170	448334300	448364398	448394411	448424457	436111173	447925892
435277124	435447735	435617972	435776786	435932975	440468460	440625176	448122721	448153023	448183301	448213546	448243832	448274001	448304188	448334318	448364406	448394429	448424465	436111199	447925900
435277173	435447784	435618111	435776802	435933015	440468536	440625291	448122739	448153031	448183319	448213553	448243840	448274019	448304196	448334326	448364414	448394437	448424473	436111314	447925918
435277207	435448071	435618129	435777131	435933122	440468569	440625515	448122747	448153049	448183327	448213561	448243857	448274027	448304204	448334334	448364422	448394445	448424481	436124481	447925926
435277215	435448121	435618210	435777321	435933205	440468593	440625853	448122754	448153056	448183335	448213579	448243865	448274035	448304212	448334342	448364430	448394452	448424499	436124523	447925934
435277298	435448147	435618236	435777347	435933304	440468676	440626232	448122762	448153064	448183343	448213587	448243873	448274043	448304220	448334359	448364448	448394460	448424507	436124747	447925942
435277306	435448154	435618301	435777370	435933353	440468692	440626299	448122770	448153072	448183350	448213595	448243881	448274050	448304238	448334367	448364455	448394478	448424515	436124788	447925959

SCH-A-16

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435277397	435448170	435618327	435777446	435933411	440468700	440626315	448122788	448153080	448183368	448213603	448243899	448274068	448304246	448334375	448364463	448394486	448424523	436124838	447925967
435277421	435448212	435618368	435777453	435933593	440468734	440626661	448122796	448153106	448183376	448213611	448243907	448274076	448304253	448334383	448364471	448394494	448424531	436124887	447925975
435277470	435448238	435618392	435777461	435933627	440468783	440627073	448122804	448153114	448183384	448213629	448243915	448274084	448304261	448334391	448364489	448394502	448424549	436124960	447925983
435277488	435448303	435618418	435777479	435933726	440468791	440627107	448122812	448153122	448183392	448213637	448243923	448274092	448304279	448334409	448364497	448394510	448424556	436125165	447925991
435277538	435448360	435618541	435777487	435933742	440468817	440627198	448122820	448153130	448183400	448213645	448243931	448274100	448304287	448334417	448364505	448394528	448424564	436141089	447926007
435277587	435448501	435618590	435777537	435933767	440468940	440627206	448122838	448153148	448183418	448213652	448243949	448274118	448304295	448334425	448364513	448394536	448424572	436141170	447926015
435277645	435448576	435618608	435777552	435933775	440468973	440627479	448122846	448153155	448183426	448213660	448243956	448274126	448304303	448334433	448364521	448394544	448424580	436141188	447926023
435277686	435448899	435618673	435777560	435933817	440469179	440627586	448122853	448153163	448183434	448213678	448243964	448274134	448304311	448334441	448364539	448394551	448424598	436141246	447926031
435277710	435448964	435618723	435777644	435933916	440469203	440628022	448122861	448153171	448183442	448213686	448243972	448274142	448304329	448334458	448364547	448394569	448424606	436141261	447926049
435277793	435449046	435618772	435777677	435933965	440469302	440628055	448122879	448153189	448183459	448213694	448243980	448274159	448304337	448334466	448364554	448394577	448424614	436141352	447926056
435277819	435449087	435618822	435777685	435933973	440469484	440628154	448122887	448153197	448183467	448213702	448243998	448274167	448304345	448334474	448364562	448394585	448424622	436141360	447926064
435277827	435449095	435618855	435777693	435933981	440469526	440628410	448122895	448153205	448183475	448213710	448244004	448274175	448304352	448334482	448364570	448394593	448424630	436141428	447926072
435277876	435449103	435618889	435777701	435934047	440469625	440628683	448122903	448153213	448183483	448213728	448244012	448274183	448304360	448334490	448364588	448394601	448424648	436141519	447926080
435277900	435449194	435618897	435777818	435934070	440469658	440628972	448122911	448153221	448183491	448213736	448244020	448274191	448304378	448334508	448364596	448394619	448424655	436141535	447926098
435278205	435449210	435618905	435777875	435934096	440469666	440629376	448122929	448153239	448183509	448213744	448244038	448274209	448304386	448334516	448364604	448394627	448424663	436141568	447926106
435278213	435449228	435618921	435777909	435934138	440469674	440629814	448122937	448153247	448183517	448213751	448244046	448274217	448304394	448334524	448364612	448394635	448424671	436141576	447926114
435278296	435449244	435618939	435777990	435934187	440469823	440630226	448122945	448153254	448183525	448213769	448244053	448274225	448304402	448334532	448364620	448394643	448424689	436141667	447926122
435278387	435449277	435619069	435778006	435934211	440469880	440630317	448122952	448153262	448183533	448213777	448244061	448274233	448304410	448334540	448364638	448394650	448424697	436141717	447926130
435278395	435449327	435619135	435778030	435934229	440469997	440631703	448122960	448153270	448183541	448213785	448244079	448274241	448304428	448334557	448364646	448394668	448424705	436141840	447926148
435278411	435449350	435619168	435778071	435934245	440470011	440631976	448122978	448153288	448183558	448213793	448244087	448274258	448304436	448334565	448364653	448394676	448424713	436141915	447926155
435278429	435449384	435619192	435778170	435934278	440470029	440632453	448122986	448153296	448183574	448213801	448244095	448274266	448304444	448334573	448364661	448394684	448424721	436157663	447926163
435278445	435449442	435619218	435778188	435934328	440470110	440632487	448122994	448153304	448183582	448213819	448244103	448274274	448304451	448334581	448364679	448394692	448424739	436157697	447926171
435278478	435449525	435619309	435778212	435934336	440470284	440632511	448123000	448153312	448183590	448213827	448244111	448274282	448304469	448334599	448364687	448394700	448424747	436157754	447926189
435278692	435449608	435619416	435778261	435934435	440470433	440632719	448123018	448153320	448183608	448213835	448244129	448274290	448304477	448334607	448364695	448394718	448424754	436157937	447926197
435278759	435449624	435619465	435778279	435934492	440470490	440632982	448123026	448153338	448183616	448213843	448244137	448274308	448304485	448334615	448364703	448394726	448424762	436157986	447926205
435278767	435449673	435619481	435778287	435934609	440470508	440633261	448123034	448153346	448183624	448213850	448244145	448274316	448304493	448334623	448364711	448394734	448424770	436158091	447926213
435278833	435449723	435619499	435778295	435934641	440470995	440633758	448123042	448153353	448183632	448213868	448244152	448274324	448304501	448334631	448364729	448394742	448424788	436158166	447926221
435278858	435449764	435619598	435778345	435934682	440471126	440634749	448123059	448153361	448183640	448213876	448244160	448274332	448304519	448334649	448364737	448394759	448424796	436158174	447926239
435278882	435449822	435619614	435778352	435934708	440471142	440639284	448123067	448153387	448183657	448213884	448244178	448274340	448304527	448334656	448364745	448394767	448424804	436158224	447926247
435278940	435449830	435619630	435778378	435934724	440471225	440641769	448123075	448153395	448183665	448213892	448244186	448274357	448304535	448334664	448364752	448394775	448424812	436158315	447926254
435279047	435449921	435619721	435778410	435934765	440471274	440643922	448123083	448153403	448183673	448213900	448244194	448274365	448304543	448334672	448364760	448394783	448424820	436158430	447926262
435279088	435449954	435619747	435778527	435934849	440471316	440644060	448123091	448153411	448183681	448213918	448244202	448274373	448304550	448334680	448364778	448394791	448424838	436158463	447926270
435279120	435450010	435619754	435778543	435934856	440471324	440644953	448123109	448153429	448183699	448213926	448244210	448274381	448304568	448334698	448364786	448394809	448424846	436158489	447926288
435279187	435450036	435619770	435778584	435934880	440471373	440647220	448123117	448153437	448183707	448213934	448244228	448274399	448304576	448334706	448364794	448394817	448424853	436158513	447926296
435279237	435450135	435619838	435778592	435934906	440471399	440647881	448123125	448153445	448183715	448213942	448244236	448274407	448304584	448334714	448364802	448394825	448424861	436158539	447926304
435279369	435450168	435619952	435778667	435934922	440471506	440648418	448123133	448153452	448183723	448213959	448244244	448274415	448304592	448334722	448364810	448394833	448424879	436158729	447926312
435279377	435450176	435620042	435778683	435934963	440471589	440648970	448123141	448153460	448183731	448213967	448244251	448274423	448304600	448334730	448364828	448394841	448424887	436158752	447926320
435279492	435450192	435620083	435778766	435935002	440471639	440649556	448123158	448153478	448183749	448213975	448244269	448274431	448304618	448334748	448364836	448394858	448424895	436173470	447926338
435279518	435450226	435620091	435778782	435935044	440471670	440649788	448123166	448153486	448183756	448213983	448244277	448274449	448304626	448334755	448364844	448394866	448424903	436173538	447926346
435279641	435450267	435620125	435778824	435935085	440471761	440650554	448123174	448153494	448183764	448213991	448244285	448274456	448304634	448334763	448364851	448394874	448424911	436173587	447926353
435279757	435450291	435620133	435778881	435935093	440471902	440654218	448123182	448153502	448183772	448214007	448244293	448274464	448304642	448334771	448364869	448394882	448424929	436173629	447926361
435279799	435450390	435620141	435778899	435935168	440472009	440654259	448123190	448153510	448183780	448214015	448244301	448274472	448304659	448334789	448364877	448394890	448424937	436173686	447926379
435279948	435450515	435620299	435778907	435935234	440472074	440655298	448123208	448153528	448183798	448214023	448244319	448274480	448304667	448334797	448364885	448394908	448424945	436173694	447926387
435280011	435450531	435620323	435779145	435935267	440472090	440656924	448123216	448153536	448183806	448214031	448244327	448274498	448304675	448334805	448364893	448394916	448424952	436173702	447926395
435280029	435450739	435620331	435779178	435935275	440472207	444954754	448123224	448153544	448183814	448214049	448244335	448274506	448304683	448334813	448364901	448394924	448424960	436173710	447926403
435280045	435450986	435620349	435779186	435935333	440472223	445782451	448123232	448153551	448183822	448214056	448244343	448274514	448304691	448334821	448364919	448394932	448424978	436173785	447926411
435280052	435451018	435620414	435779285	435935341	440472280	445902059	448123240	448153569	448183830	448214064	448244350	448274522	448304709	448334839	448364927	448394940	448424986	436173819	447926429
435280078	435451059	435620455	435779319	435935457	440472298	445923444	448123257	448153577	448183848	448214072	448244368	448274530	448304717	448334847	448364935	448394957	448424994	436173835	447926437
435280086	435451091	435620497	435779335	435935473	440472322	446258162	448123265	448153585	448183855	448214080	448244376	448274548	448304725	448334854	448364943	448394965	448425009	436173850	447926445
435280151	435451117	435620554	435779376	435935515	440472363	446383770	448123273	448153593	448183863	448214098	448244384	448274555	448304733	448334862	448364950	448394973	448425017	436173926	447926452
435280169	435451158	435620596	435779491	435935531	440472389	446565962	448123281	448153601	448183871	448214106	448244392	448274563	448304741	448334870	448364968	448394981	448425025	436174049	447926460
435280177	435451265	435620604	435779509	435935606	440472447	446662884	448123299	448153619	448183889	448214114	448244400	448274571	448304758	448334888	448364976	448394999	448425033	436174098	447926478
435280185	435451273	435620612	435779541	435935622	440472512	446672388	448123307	448153627	448183897	448214122	448244418	448274589	448304766	448334896	448364984	448395004	448425041	436174106	447926486
435280292	435451307	435620729	435779699	435935671	440472678	446679987	448123315	448153635	448183905	448214130	448244426	448274597	448304774	448334904	448364992	448395012	448425058	436174122	447926494
435280326	435451414	435620778	435779731	435935713	440472736	446723439	448123323	448153643	448183913	448214148	448244434	448274605	448304782	448334912	448365007	448395020	448425066	436174148	447926502
435280375	435451422	435620810	435779764	435935739	440472868	446735623	448123331	448153650	448183921	448214155	448244442	448274613	448304790	448334920	448365015	448395038	448425074	436187843	447926510
435280474	435451463	435620828	435779806	435935770	440472959	446851156	448123349	448153668	448183939	448214163	448244459	448274621	448304808	448334938	448365023	448395046	448425082	436187868	447926528
435280490	435451539	435620893	435779848	435935788	440472983	446862492	448123356	448153676	448183947	448214171	448244467	448274639	448304816	448334946	448365031	448395053	448425090	436188031	447926536
435280516	435451562	435620935	435779871	435935820	440473015	446915407	448123364	448153684	448183954	448214189	448244475	448274647	448304824	448334953	448365049	448395061	448425108	436188098	447926544
435280524	435451638	435621032	435780028	435935838	440473072	446963480	448123372	448153692	448183962	448214197	448244483	448274654	448304832	448334961	448365056	448395079	448425116	436188106	447926551
435280565	435451646	435621065	435780036	435935846	440473205	447014127	448123380	448153700	448183970	448214205	448244491	448274662	448304840	448334979	448365064	448395087	448425124	436188130	447926569
435280599	435451703	435621099	435780135	435935853	440473296	447046574	448123398	448153718	448183988	448214213	448244509	448274670	448304857	448334987	448365072	448395095	448425132	436188221	447926577
435280607	435451752	435621263	435780143	435935911	440473387	447079716	448123406	448153726	448183996	448214221	448244517	448274688	448304865	448334995	448365080	448395103	448425140	436188270	447926585
435280623	435451851	435621271	435780176	435936018	440473411	447092883	448123414	448153734	448184002	448214239	448244525	448274696	448304873	448335000	448365098	448395111	448425157	436188312	447926593
435280649	435451893	435621339	435780184	435936026	440473510	447200973	448123422	448153742	448184010	448214247	448244541	448274704	448304881	448335018	448365106	448395129	448425165	436188338	447926601
435280672	435451919	435621420	435780200	435936042	440473528	447248345	448123430	448153759	448184028	448214254	448244558	448274712	448304899	448335026	448365114	448395137	448425173	436188361	447926619
435280706	435451950	435621438	435780226	435936059	440473650	447416736	448123448	448153767	448184036	448214262	448244566	448274720	448304907	448335034	448365122	448395145	448425181	436188387	447926627
435280755	435452115	435621495	435780234	435936075	440473734	447444910	448123455	448153775	448184044	448214270	448244574	448274738	448304915	448335042	448365130	448395152	448425199	436188494	447926635
435280805	435452123	435621503	435780259	435936091	440473767	447450537	448123463	448153783	448184051	448214288	448244582	448274746	448304923	448335059	448365148	448395160	448425207	436188593	447926650
435282264	435452156	435621529	435780291	435936117	440473775	447455528	448123471	448153791	448184069	448214296	448244590	448274753	448304931	448335067	448365155	448395178	448425215	436188650	447926668
435282330	435452255	435621560	435780341	435936208	440473858	447456815	448123489	448153809	448184077	448214304	448244608	448274761	448304949	448335075	448365163	448395186	448425223	436188759	447926676
435282348	435452297	435621586	435780382	435936414	440473940	447462946	448123497	448153817	448184085	448214312	448244616	448274779	448304956	448335083	448365171	448395194	448425231	436188940	447926684
435282561	435452313	435621594	435780432	435936851	440473965	447494964	448123505	448153825	448184093	448214320	448244624	448274787	448304964	448335091	448365189	448395202	448425249	436202527	447926700

SCH-A-17

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435282603	435452362	435621602	435780481	435937016	440474047	447505306	448123513	448153833	448184101	448214338	448244632	448274795	448304972	448335109	448365197	448395210	448425256	436202576	447926726
435282645	435452370	435621636	435780515	435937040	440474096	447517863	448123521	448153841	448184119	448214346	448244640	448274803	448304980	448335117	448365205	448395228	448425264	436202592	447926734
435282736	435452404	435621727	435780564	435937057	440474237	447527086	448123539	448153858	448184127	448214353	448244657	448274811	448304998	448335125	448365213	448395236	448425272	436202758	447926742
435282751	435452420	435621750	435780614	435937115	440474245	447534033	448123547	448153866	448184135	448214361	448244665	448274829	448305003	448335133	448365221	448395244	448425280	436202899	447926759
435282777	435452453	435621875	435780739	435937248	440474310	447556796	448123554	448153874	448184143	448214379	448244673	448274837	448305011	448335141	448365239	448395251	448425298	436202949	447926767
435282785	435452461	435621933	435780747	435937313	440474492	447566530	448123562	448153882	448184150	448214387	448244681	448274845	448305029	448335158	448365247	448395269	448425306	436203137	447926775
435282793	435452487	435621958	435780812	435937347	440474559	447602129	448123570	448153890	448184168	448214395	448244699	448274852	448305037	448335166	448365254	448395277	448425314	436203210	447926783
435282884	435452495	435622022	435781125	435937354	440474682	447916750	448123588	448153908	448184176	448214403	448244707	448274860	448305045	448335174	448365262	448395285	448425322	436203277	447926791
435282892	435452545	435622097	435781505	435937362	440474708	447918244	448123596	448153916	448184184	448214411	448244715	448274878	448305052	448335182	448365270	448395293	448425330	436203285	447926809
435282926	435452552	435622113	435781745	435937370	440474864	447919085	448123604	448153924	448184192	448214429	448244723	448274886	448305060	448335190	448365288	448395301	448425348	436203293	447926817
435282975	435452578	435622253	435781810	435937388	440474930	447920463	448123612	448153932	448184200	448214437	448244731	448274894	448305078	448335208	448365296	448395319	448425355	436214720	447926825
435282991	435452610	435622303	435781851	435937438	440474955	447921073	448123620	448153940	448184218	448214445	448244749	448274902	448305086	448335216	448365304	448395327	448425363	436214795	447926833
435283007	435452644	435622337	435781950	435937453	440475044	447921966	448123638	448153957	448184226	448214452	448244756	448274910	448305094	448335224	448365312	448395335	448425371	436214845	447926841
435283106	435452701	435622477	435782024	435937479	440475069	447922402	448123646	448153965	448184234	448214460	448244764	448274928	448305102	448335232	448365320	448395343	448425389	436214928	447926858
435283148	435452719	435622485	435782032	435937552	440475101	447924333	448123653	448153973	448184242	448214478	448244772	448274936	448305110	448335240	448365338	448395350	448425397	436215123	447926866
435283155	435452727	435622584	435782073	435937586	440475127	447924820	448123661	448153981	448184259	448214486	448244780	448274944	448305128	448335257	448365346	448395368	448425405	436215180	447926874
435283163	435452768	435622634	435782149	435937602	440475184	447927021	448123679	448153999	448184267	448214494	448244798	448274951	448305136	448335265	448365353	448395376	448425413	436215198	447926882
435283171	435452826	435622642	435782156	435937677	440475283	447929936	448123687	448154005	448184275	448214502	448244806	448274969	448305144	448335273	448365361	448395384	448425421	436215321	447926890
435283205	435453071	435622675	435782172	435937982	440475424	447931148	448123695	448154013	448184283	448214510	448244814	448274977	448305151	448335281	448365379	448395392	448425439	436215339	447926908
435283213	435453139	435622733	435782230	435938113	440475465	447931460	448123703	448154021	448184291	448214528	448244822	448274985	448305169	448335299	448365387	448395400	448425447	436215347	447926916
435283247	435453147	435622758	435782305	435938170	440475499	447934340	448123711	448154039	448184309	448214536	448244830	448274993	448305177	448335307	448365395	448395418	448425454	436215362	447926924
435283304	435453162	435622840	435782339	435938188	440475531	447934795	448123729	448154047	448184317	448214544	448244848	448275008	448305185	448335315	448365403	448395426	448425462	436215438	447926940
435283312	435453576	435622857	435782610	435938451	440475549	447935610	448123737	448154054	448184325	448214551	448244855	448275016	448305193	448335323	448365411	448395434	448425470	436215479	447926957
435283338	435453824	435622881	435782628	435938550	440475614	447936501	448123745	448154062	448184333	448214569	448244863	448275024	448305201	448335331	448365429	448395442	448425488	436215529	447926965
435283528	435453857	435622980	435782644	435938634	440475671	447937301	448123752	448154070	448184341	448214577	448244871	448275032	448305219	448335349	448365437	448395459	448425496	436215545	447926973
435283627	435453881	435623012	435782677	435938659	440475705	447937384	448123760	448154088	448184358	448214585	448244889	448275040	448305227	448335356	448365445	448395467	448425504	436215560	447926981
435283635	435453923	435623053	435782693	435938691	440475747	447940156	448123778	448154096	448184366	448214593	448244897	448275057	448305235	448335364	448365452	448395475	448425512	436215669	447926999
435283718	435453931	435623079	435782743	435938741	440475846	447946203	448123786	448154104	448184374	448214601	448244905	448275065	448305243	448335372	448365460	448395483	448425520	436215677	447927005
435283759	435454020	435623244	435782750	435938832	440475978	447948233	448123794	448154112	448184382	448214619	448244913	448275073	448305250	448335380	448365478	448395491	448425538	436231146	447927013
435283833	435454160	435623251	435782792	435938956	440476075	447949538	448123802	448154120	448184390	448214627	448244921	448275081	448305268	448335398	448365486	448395509	448425546	436231153	447927039
435283866	435454228	435623319	435782867	435938972	440476109	447950874	448123810	448154138	448184408	448214635	448244939	448275099	448305276	448335406	448365494	448395517	448425553	436231195	447927047
435283874	435454269	435623335	435782917	435938980	440476141	447952631	448123828	448154146	448184416	448214643	448244947	448275107	448305284	448335414	448365502	448395525	448425561	436231211	447927054
435283882	435454301	435623368	435782958	435939004	440476257	447954058	448123836	448154153	448184424	448214650	448244954	448275115	448305292	448335422	448365510	448395533	448425579	436231294	447927062
435283957	435454319	435623384	435783014	435939061	440476281	447956202	448123844	448154161	448184432	448214668	448244962	448275123	448305300	448335430	448365528	448395541	448425587	436231443	447927070
435284013	435454376	435623418	435783048	435939103	440476430	447962473	448123851	448154179	448184440	448214676	448244970	448275131	448305318	448335448	448365536	448395558	448425595	436231492	447927088
435284070	435454418	435623442	435783055	435939137	440476448	447963448	448123869	448154187	448184457	448214684	448244988	448275149	448305326	448335455	448365544	448395566	448425603	436231575	447927096
435284211	435454574	435623467	435783063	435939160	440476455	447963513	448123877	448154195	448184465	448214692	448245001	448275156	448305334	448335463	448365551	448395574	448425611	436231625	447927104
435284252	435454640	435623483	435783147	435939178	440476513	447964347	448123885	448154203	448184473	448214700	448245019	448275164	448305342	448335471	448365569	448395582	448425629	436231633	447927112
435284278	435454657	435623491	435783162	435939194	440476547	447965211	448123893	448154211	448184481	448214718	448245027	448275172	448305367	448335489	448365577	448395590	448425637	436231641	447927120
435284286	435454699	435623517	435783170	435939251	440476604	447965591	448123901	448154229	448184499	448214726	448245035	448275180	448305375	448335497	448365585	448395608	448425645	436231740	447927138
435284294	435454715	435623624	435783212	435939434	440476687	447968777	448123919	448154237	448184507	448214734	448245043	448275198	448305383	448335505	448365593	448395616	448425652	436231849	447927153
435284310	435454939	435623699	435783246	435939459	440476695	447972530	448123927	448154245	448184515	448214742	448245050	448275206	448305391	448335513	448365601	448395624	448425660	436231872	447927161
435284328	435454947	435623806	435783311	435939475	440476711	447977448	448123935	448154252	448184523	448214759	448245068	448275214	448305409	448335521	448365619	448395632	448425678	436231955	447927179
435284443	435455043	435623897	435783329	435939517	440476737	447981796	448123943	448154260	448184531	448214767	448245076	448275222	448305417	448335539	448365627	448395640	448425686	436232029	447927187
435284492	435455084	435623921	435783337	435941539	440476745	447981846	448123950	448154278	448184549	448214775	448245084	448275230	448305425	448335547	448365635	448395657	448425694	436232045	447927203
435284542	435455092	435623947	435783436	435941596	440476810	447984774	448123968	448154286	448184556	448214783	448245092	448275248	448305433	448335554	448365643	448395665	448425702	436232136	447927211
435284567	435455241	435624002	435783477	435941604	440476968	447985441	448123976	448154294	448184564	448214791	448245100	448275255	448305441	448335562	448365650	448395673	448425710	436232177	447927229
435284609	435455472	435624010	435783550	435941695	440477081	447986241	448123984	448154302	448184572	448214809	448245118	448275263	448305458	448335570	448365668	448395681	448425728	436247563	447927237
435284724	435455480	435624069	435783667	435941729	440477263	447988528	448123992	448154310	448184580	448214817	448245126	448275271	448305466	448335588	448365676	448395699	448425736	436247654	447927245
435284815	435455548	435624093	435783709	435941745	440477354	447989823	448124008	448154328	448184598	448214825	448245134	448275289	448305474	448335596	448365684	448395707	448425744	436247712	447927252
435285010	435455589	435624101	435783857	435941828	440477362	447991324	448124016	448154336	448184606	448214833	448245142	448275297	448305482	448335604	448365692	448395715	448425751	436247738	447927260
435285028	435455621	435624119	435783865	435942024	440477396	447992512	448124024	448154344	448184614	448214841	448245159	448275305	448305490	448335612	448365700	448395723	448425769	436247902	447927278
435285168	435455795	435624234	435783915	435942040	440477511	447995119	448124032	448154351	448184622	448214858	448245167	448275313	448305508	448335620	448365718	448395731	448425777	436247910	447927286
435285226	435455845	435624242	435783923	435942149	440477859	447997388	448124040	448154369	448184630	448214866	448245175	448275321	448305516	448335638	448365726	448395749	448425785	436247951	447927294
435285234	435455928	435624267	435783956	435942206	440477867	447998873	448124057	448154377	448184648	448214874	448245183	448275339	448305524	448335646	448365734	448395756	448425793	436247993	447927302
435285242	435455969	435624317	435784061	435942313	440478105	447999616	448124065	448154385	448184655	448214882	448245191	448275347	448305532	448335653	448365742	448395764	448425801	436248033	447927310
435285325	435456017	435624366	435784095	435942362	440478154	448002048	448124073	448154393	448184663	448214890	448245209	448275354	448305540	448335661	448365759	448395772	448425819	436248041	447927328
435285390	435456041	435624374	435785175	435942404	440478196	448003723	448124081	448154401	448184671	448214908	448245217	448275362	448305557	448335679	448365767	448395780	448425827	436248116	447927336
435285549	435456116	435624408	435785274	435942412	440478261	448005611	448124099	448154419	448184689	448214916	448245225	448275370	448305565	448335687	448365775	448395798	448425835	436248157	447927344
435285614	435456249	435624424	435785324	435942552	440478287	448010165	448124107	448154427	448184697	448214924	448245233	448275388	448305573	448335695	448365783	448395806	448425843	436248199	447927351
435285648	435456264	435624523	435785399	435942578	440478295	448014324	448124115	448154435	448184705	448214932	448245241	448275396	448305581	448335703	448365791	448395814	448425850	436248223	447927369
435285788	435456322	435624689	435785415	435942651	440478329	448015958	448124123	448154443	448184713	448214940	448245258	448275404	448305599	448335711	448365809	448395822	448425868	436248280	447927377
435285838	435456355	435624697	435785423	435942669	440478717	448016360	448124131	448154450	448184721	448214957	448245266	448275412	448305607	448335729	448365817	448395830	448425876	436262174	447927385
435285853	435456363	435624739	435785472	435942685	440478766	448017152	448124149	448154468	448184739	448214965	448245274	448275420	448305615	448335737	448365825	448395848	448425884	436262190	447927393
435285903	435456371	435624770	435785480	435942859	440478816	448020214	448124156	448154476	448184747	448214973	448245282	448275438	448305623	448335745	448365833	448395855	448425892	436262208	447927401
435285911	435456405	435624960	435785563	435942909	440478964	448022996	448124164	448154484	448184754	448214981	448245290	448275446	448305631	448335752	448365841	448395863	448425900	436262265	447927419
435285929	435456421	435624994	435785654	435942933	440478998	448026187	448124172	448154492	448184762	448214999	448245308	448275453	448305649	448335760	448365858	448395871	448425918	436262307	447927427
435286075	435456447	435625066	435785746	435943121	440479004	448029066	448124180	448154500	448184770	448215004	448245316	448275461	448305656	448335778	448365866	448395889	448425926	436262331	447927435
435286109	435456462	435625074	435785795	435943212	440479012	448029801	448124198	448154518	448184788	448215012	448245324	448275479	448305664	448335786	448365874	448395897	448425934	436262349	447927443
435286208	435456504	435625108	435785811	435943261	440479020	448030577	448124206	448154526	448184796	448215020	448245332	448275487	448305672	448335794	448365882	448395905	448425942	436262372	447927450
435286216	435456520	435625132	435785845	435943279	440479186	448031278	448124214	448154534	448184804	448215038	448245340	448275495	448305680	448335802	448365890	448395913	448425959	436262406	447927468
435286224	435456538	435625272	435785928	435943360	440479194	448034223	448124222	448154542	448184812	448215046	448245357	448275503	448305698	448335810	448365908	448395921	448425967	436262414	447927476
435286349	435456595	435625355	435785936	435943386	440479202	448035584	448124230	448154559	448184820	448215053	448245365	448275511	448305706	448335828	448365916	448395939	448425975	436262471	447927484

SCH-A-18

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435286380	435456637	435625371	435786074	435943436	440479244	448036111	448124248	448154567	448184838	448215061	448245373	448275529	448305714	448335836	448365924	448395947	448425983	436262497	447927492
435286406	435456645	435625785	435786090	435943477	440479525	448037408	448124255	448154575	448184846	448215079	448245381	448275537	448305722	448335844	448365932	448395954	448425991	436262562	447927500
435286448	435456660	435625934	435786157	435943600	440479590	448039156	448124263	448154583	448184853	448215087	448245399	448275545	448305730	448335851	448365940	448395962	448426007	436262570	447927518
435286570	435456694	435625967	435786207	435943618	440479632	448039891	448124271	448154591	448184861	448215095	448245407	448275552	448305748	448335869	448365957	448395970	448426015	436262604	447927526
435286604	435456710	435626049	435786249	435943659	440479640	448040295	448124289	448154609	448184879	448215103	448245415	448275560	448305755	448335877	448365965	448395988	448426023	436262620	447927534
435286653	435456777	435626130	435786256	435943667	440479657	448047894	448124297	448154617	448184887	448215111	448245423	448275578	448305763	448335885	448365973	448395996	448426031	436262646	447927559
435286661	435456884	435626163	435786330	435943683	440479665	448048983	448124305	448154625	448184895	448215129	448245431	448275586	448305771	448335893	448365981	448396002	448426049	436262653	447927567
435286737	435456934	435626213	435786355	435943709	440479756	448049262	448124313	448154633	448184903	448215145	448245449	448275594	448305789	448335901	448365999	448396010	448426056	436262661	447927575
435286752	435456959	435626239	435786363	435943733	440479814	448049783	448124321	448154641	448184911	448215152	448245456	448275602	448305797	448335919	448366005	448396028	448426064	436262679	447927583
435286760	435457056	435626288	435786397	435943774	440479871	448052357	448124339	448154658	448184929	448215160	448245464	448275610	448305805	448335927	448366013	448396036	448426072	436262737	447927591
435286786	435458534	435626320	435786405	435943816	440479954	448057554	448124347	448154666	448184937	448215178	448245472	448275628	448305813	448335935	448366021	448396044	448426080	436262786	447927609
435286851	435458583	435626346	435786413	435943857	440480150	448059626	448124354	448154674	448184945	448215186	448245480	448275636	448305821	448335943	448366039	448396051	448426098	436262844	447927617
435287016	435458609	435626353	435786538	435943956	440480218	448060467	448124362	448154682	448184952	448215194	448245498	448275644	448305839	448335950	448366047	448396069	448426106	436262893	447927625
435287099	435458666	435626379	435786553	435944004	440480341	448062612	448124370	448154690	448184960	448215202	448245506	448275651	448305847	448335968	448366054	448396077	448426114	436262919	447927633
435287131	435458757	435626460	435786694	435944053	440480382	448068155	448124388	448154708	448184978	448215210	448245514	448275669	448305854	448335976	448366062	448396085	448426122	436325997	447927641
435287149	435458773	435626478	435786835	435944129	440480481	448074435	448124396	448154716	448184986	448215228	448245522	448275677	448305862	448335984	448366070	448396093	448426130	436326094	447927658
435287156	435458989	435626494	435786843	435944301	440480499	448076885	448124404	448154724	448184994	448215236	448245530	448275685	448305870	448335992	448366088	448396101	448426148	436326177	447927666
435287230	435459078	435626676	435786942	435944319	440480507	448078030	448124412	448154732	448185009	448215244	448245548	448275693	448305888	448336008	448366096	448396119	448426155	436326433	447927674
435287370	435459185	435626692	435786983	435944335	440480556	448083105	448124420	448154740	448185017	448215251	448245555	448275701	448305896	448336016	448366104	448396127	448426163	436326482	447927682
435287446	435459193	435626726	435786991	435944384	440480572	448086421	448124438	448154757	448185025	448215269	448245563	448275719	448305904	448336024	448366112	448396135	448426171	436326490	447927690
435287461	435459235	435626759	435787031	435944426	440480606	448087569	448124446	448154765	448185033	448215277	448245571	448275735	448305912	448336032	448366120	448396143	448426189	436326615	447927708
435287545	435459268	435626809	435787072	435944491	440480614	448089953	448124453	448154773	448185041	448215285	448245589	448275743	448305920	448336040	448366138	448396150	448426197	436326656	447927716
435287586	435459292	435626866	435787114	435944517	440480697	448091918	448124461	448154781	448185058	448215293	448245597	448275750	448305938	448336057	448366146	448396168	448426205	436326706	447927724
435287602	435459326	435626882	435787155	435944558	440480820	448092569	448124487	448154799	448185066	448215301	448245605	448275768	448305946	448336065	448366153	448396176	448426213	436326730	447927732
435287636	435459409	435626981	435787239	435944566	440480937	448093377	448124495	448154807	448185074	448215319	448245613	448275776	448305953	448336073	448366161	448396184	448426221	436326755	447927740
435287701	435459425	435626999	435787270	435944608	440480994	448094516	448124503	448154815	448185082	448215327	448245621	448275784	448305961	448336081	448366179	448396192	448426239	436326763	447927765
435287727	435459482	435627021	435787296	435944624	440481067	448094524	448124511	448154823	448185090	448215335	448245639	448275792	448305979	448336099	448366187	448396200	448426247	436326805	447927773
435287743	435459490	435627070	435787304	435944632	440481075	448094532	448124529	448154831	448185108	448215343	448245647	448275800	448305987	448336107	448366195	448396218	448426254	436326862	447927781
435287768	435459607	435627161	435787320	435944749	440481158	448094540	448124537	448154849	448185116	448215350	448245654	448275818	448305995	448336115	448366203	448396226	448426262	436326888	447927799
435287792	435459763	435627211	435787361	435944806	440481182	448094565	448124545	448154856	448185124	448215368	448245662	448275826	448306001	448336123	448366211	448396234	448426270	436326896	447927807
435287800	435459771	435627260	435787379	435944863	440481190	448094573	448124552	448154864	448185132	448215376	448245670	448275834	448306019	448336131	448366229	448396242	448426288	436326912	447927815
435287974	435459805	435627377	435787429	435944947	440481208	448094581	448124560	448154872	448185140	448215384	448245688	448275842	448306027	448336149	448366237	448396259	448426296	436326920	447927823
435288048	435459813	435627435	435787585	435944988	440481273	448094599	448124578	448154880	448185157	448215392	448245696	448275859	448306035	448336156	448366245	448396267	448426304	436326946	447927831
435288105	435459862	435627443	435787643	435944996	440481281	448094607	448124586	448154898	448185165	448215400	448245704	448275867	448306043	448336164	448366252	448396275	448426312	436326979	447927849
435288170	435459870	435627583	435787783	435945167	440481356	448094615	448124594	448154906	448185173	448215418	448245712	448275875	448306050	448336172	448366260	448396283	448426320	436327084	447927856
435288287	435459904	435627625	435787809	435945217	440481471	448094623	448124602	448154914	448185181	448215426	448245720	448275883	448306068	448336180	448366278	448396291	448426338	436327092	447927864
435288295	435460019	435627641	435787841	435945241	440481505	448094631	448124610	448154922	448185199	448215434	448245738	448275891	448306076	448336198	448366286	448396309	448426346	436327100	447927872
435288337	435460118	435627666	435787916	435945316	440481620	448094649	448124628	448154930	448185207	448215442	448245746	448275909	448306084	448336206	448366294	448396317	448426353	436343511	447927880
435288345	435460126	435627690	435787965	435945365	440481729	448094656	448124636	448154948	448185215	448215459	448245753	448275917	448306092	448336214	448366302	448396325	448426361	436343602	447927898
435288493	435460308	435627732	435787973	435945472	440481745	448094664	448124644	448154955	448185223	448215467	448245761	448275925	448306100	448336222	448366310	448396333	448426379	436343701	447927906
435288543	435460357	435627740	435787981	435945480	440481810	448094672	448124651	448154963	448185231	448215475	448245779	448275933	448306118	448336230	448366328	448396341	448426387	436343750	447927922
435288600	435460365	435627781	435788039	435945530	440481828	448094680	448124669	448154971	448185249	448215483	448245787	448275941	448306126	448336248	448366336	448396358	448426395	436343842	447927930
435288634	435460381	435627856	435788062	435945571	440481984	448094698	448124677	448154989	448185256	448215491	448245795	448275958	448306134	448336255	448366344	448396366	448426403	436343909	447927948
435288683	435460498	435627864	435788120	435945589	440482164	448094706	448124685	448154997	448185264	448215509	448245803	448275966	448306142	448336263	448366351	448396374	448426411	436344022	447927955
435288691	435460746	435627898	435788229	435945811	440482222	448094714	448124693	448155002	448185272	448215517	448245811	448275974	448306159	448336271	448366369	448396382	448426429	436344089	447927963
435288741	435460852	435627922	435788302	435945845	440482255	448094722	448124701	448155010	448185280	448215525	448245829	448275982	448306167	448336289	448366377	448396390	448426437	436344097	447927971
435288758	435461066	435627948	435788351	435945894	440482305	448094730	448124719	448155028	448185298	448215533	448245837	448275990	448306175	448336297	448366385	448396408	448426445	436344105	447927989
435288790	435461074	435627997	435788377	435945951	440482321	448094748	448124727	448155036	448185306	448215541	448245845	448276006	448306183	448336305	448366393	448396416	448426452	436344170	447927997
435288816	435461140	435628029	435788427	435945985	440482404	448094755	448124735	448155044	448185314	448215558	448245852	448276014	448306191	448336313	448366401	448396424	448426460	436344204	447928003
435288964	435461173	435628078	435788443	435946272	440482420	448094763	448124743	448155051	448185322	448215566	448245860	448276022	448306209	448336321	448366419	448396432	448426478	436344246	447928011
435288998	435461181	435628110	435788567	435946371	440482461	448094771	448124750	448155069	448185330	448215574	448245878	448276048	448306217	448336339	448366427	448396440	448426486	436344394	447928029
435289004	435461256	435628201	435788583	435946397	440482479	448094789	448124768	448155077	448185348	448215582	448245886	448276055	448306225	448336347	448366435	448396457	448426494	436344451	447928037
435289020	435461314	435628227	435788740	435946413	440482586	448094797	448124776	448155085	448185355	448215590	448245894	448276063	448306233	448336354	448366443	448396465	448426502	436344477	447928045
435289053	435461348	435628292	435788757	435946454	440482677	448094805	448124784	448155093	448185363	448215608	448245902	448276071	448306241	448336362	448366450	448396473	448426510	436344576	447928052
435289079	435461462	435628300	435788872	435946462	440482826	448094813	448124792	448155101	448185371	448215616	448245910	448276089	448306258	448336370	448366468	448396481	448426528	436354161	447928060
435289152	435461488	435628342	435788930	435946637	440482974	448094821	448124800	448155119	448185389	448215624	448245928	448276097	448306266	448336388	448366476	448396499	448426536	436354302	447928078
435289194	435461587	435628375	435788948	435946660	440482982	448094839	448124818	448155127	448185397	448215632	448245936	448276105	448306274	448336396	448366484	448396507	448426544	436354401	447928086
435289202	435461686	435628383	435789037	435946678	440483030	448094847	448124826	448155135	448185405	448215640	448245944	448276113	448306282	448336404	448366492	448396515	448426551	436354492	447928094
435289228	435461744	435628466	435789086	435946694	440483048	448094854	448124834	448155143	448185413	448215657	448245951	448276121	448306290	448336412	448366500	448396523	448426569	436354575	447928102
435289251	435461785	435628474	435789094	435946702	440483071	448094862	448124842	448155150	448185421	448215665	448245969	448276139	448306308	448336420	448366518	448396531	448426577	436354583	447928110
435289277	435461819	435628508	435789128	435946819	440483097	448094870	448124859	448155168	448185439	448215673	448245977	448276147	448306316	448336438	448366526	448396549	448426585	436354617	447928128
435289467	435461868	435628532	435789219	435946835	440483105	448094888	448124867	448155176	448185447	448215681	448245985	448276154	448306324	448336446	448366534	448396556	448426593	436354625	447928136
435289491	435461892	435628599	435789243	435946868	440483139	448094896	448124875	448155184	448185454	448215699	448245993	448276162	448306332	448336453	448366542	448396564	448426601	436354690	447928144
435289533	435461900	435628607	435789318	435946959	440483188	448094904	448124883	448155192	448185462	448215707	448246009	448276170	448306340	448336461	448366559	448396572	448426619	436354708	447928151
435289624	435461991	435628623	435789342	435946967	440483378	448094912	448124891	448155200	448185470	448215715	448246017	448276188	448306357	448336479	448366567	448396580	448426627	436354724	447928169
435289665	435462031	435628649	435789359	435946975	440483386	448094920	448124909	448155218	448185488	448215723	448246025	448276196	448306365	448336487	448366575	448396598	448426635	436354773	447928177
435289673	435462056	435628722	435789391	435947098	440483485	448094938	448124917	448155226	448185496	448215731	448246033	448276204	448306373	448336495	448366583	448396606	448426643	436354880	447928185
435289715	435462130	435628789	435789425	435947205	440483519	448094946	448124925	448155234	448185504	448215749	448246041	448276212	448306381	448336503	448366591	448396614	448426650	436354898	447928193
435289723	435462148	435628904	435789482	435947213	440483592	448094953	448124933	448155242	448185512	448215756	448246058	448276220	448306399	448336511	448366609	448396622	448426668	436354906	447928201
435289798	435462205	435628912	435789524	435947221	440483634	448094961	448124941	448155259	448185520	448215764	448246066	448276238	448306407	448336529	448366617	448396630	448426676	436355002	447928219
435289822	435462239	435628946	435789532	435947239	440483683	448094979	448124958	448155267	448185538	448215772	448246074	448276246	448306415	448336537	448366625	448396648	448426684	436355010	447928227
435289897	435462247	435628961	435789540	435947288	440483758	448094987	448124966	448155275	448185546	448215780	448246082	448276253	448306423	448336545	448366633	448396655	448426692	436355051	447928235
435289913	435462262	435629068	435789557	435947320	440483816	448094995	448124974	448155283	448185553	448215798	448246090	448276261	448306431	448336552	448366641	448396663	448426700	436355077	447928243

SCH-A-19

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435289939	435462304	435629100	435789581	435947379	440483824	448095000	448124982	448155291	448185561	448215806	448246108	448276279	448306449	448336560	448366658	448396671	448426718	436355085	447928250
435289954	435462320	435629142	435789599	435947478	440483907	448095018	448124990	448155309	448185579	448215814	448246116	448276287	448306456	448336578	448366666	448396689	448426726	436355119	447928268
435290002	435462429	435629241	435789607	435947544	440483980	448095026	448125005	448155325	448185587	448215822	448246124	448276295	448306464	448336586	448366674	448396697	448426734	436355135	447928276
435290135	435462452	435629258	435789615	435947650	440483998	448095034	448125013	448155333	448185595	448215830	448246132	448276303	448306472	448336594	448366682	448396705	448426742	436367361	447928284
435290143	435462502	435629316	435789664	435947676	440484053	448095042	448125021	448155341	448185603	448215848	448246140	448276311	448306480	448336610	448366690	448396713	448426759	436367403	447928292
435290176	435462544	435629324	435789698	435947684	440484103	448095059	448125039	448155358	448185611	448215855	448246157	448276329	448306498	448336628	448366708	448396721	448426767	436367544	447928300
435290259	435462593	435629456	435789730	435947692	440484137	448095067	448125047	448155366	448185629	448215871	448246165	448276337	448306506	448336636	448366716	448396739	448426775	436367593	447928318
435290275	435462650	435629506	435789771	435947718	440484186	448095075	448125054	448155374	448185637	448215889	448246173	448276345	448306514	448336644	448366724	448396747	448426783	436367619	447928326
435290291	435462767	435629514	435789896	435947742	440484285	448095083	448125062	448155382	448185645	448215897	448246181	448276352	448306522	448336651	448366732	448396754	448426791	436367643	447928334
435290408	435462809	435629548	435789912	435947817	440484293	448095091	448125070	448155390	448185652	448215905	448246199	448276360	448306530	448336669	448366740	448396762	448426809	436367692	447928342
435290697	435462825	435629597	435789920	435947841	440484301	448095109	448125088	448155408	448185660	448215913	448246207	448276378	448306548	448336677	448366757	448396770	448426817	436367767	447928359
435290739	435462924	435629605	435789946	435947874	440484368	448095117	448125096	448155416	448185678	448215921	448246215	448276386	448306555	448336685	448366765	448396788	448426825	436368047	447928367
435290838	435462981	435629613	435789987	435947957	440484376	448095125	448125104	448155424	448185686	448215939	448246223	448276394	448306563	448336693	448366773	448396796	448426833	436368054	447928375
435290911	435462999	435629670	435790233	435948054	440484392	448095133	448125112	448155432	448185694	448215947	448246231	448276402	448306571	448336701	448366781	448396804	448426841	436382220	447928383
435290929	435463005	435629720	435790274	435948062	440484434	448095141	448125120	448155440	448185702	448215954	448246249	448276410	448306589	448336719	448366799	448396812	448426858	436382253	447928391
435290960	435463062	435629761	435790282	435948096	440484442	448095158	448125138	448155457	448185710	448215962	448246256	448276428	448306597	448336727	448366807	448396820	448426866	436382279	447928409
435290978	435463088	435629795	435790340	435948104	440484459	448095166	448125146	448155465	448185728	448215970	448246264	448276436	448306605	448336735	448366815	448396838	448426874	436382360	447928417
435291059	435463104	435629845	435790365	435948252	440484517	448095174	448125153	448155473	448185736	448215988	448246272	448276444	448306613	448336743	448366823	448396846	448426882	436382402	447928425
435291075	435463146	435629902	435790415	435948278	440484525	448095182	448125161	448155481	448185744	448215996	448246280	448276451	448306621	448336750	448366831	448396853	448426890	436382436	447928433
435291109	435463153	435629936	435790456	435948344	440484541	448095190	448125179	448155499	448185751	448216002	448246298	448276469	448306639	448336768	448366849	448396861	448426908	436382444	447928441
435291166	435463351	435630025	435790514	435948377	440484582	448095208	448125187	448155507	448185769	448216010	448246306	448276477	448306647	448336776	448366856	448396879	448426916	436382519	447928458
435291174	435463377	435630058	435790522	435948385	440484673	448095216	448125195	448155515	448185777	448216028	448246314	448276485	448306654	448336784	448366864	448396887	448426924	436382527	447928466
435291208	435463526	435630108	435790597	435948393	440484863	448095224	448125203	448155523	448185785	448216036	448246322	448276493	448306662	448336792	448366872	448396895	448426932	436382535	447928474
435291232	435463575	435630116	435790621	435949029	440484954	448095232	448125211	448155531	448185793	448216044	448246330	448276501	448306670	448336800	448366880	448396903	448426940	436382626	447928490
435291281	435463609	435630132	435790639	435949060	440485126	448095240	448125229	448155549	448185801	448216051	448246348	448276519	448306688	448336818	448366898	448396911	448426957	436382659	447928508
435291315	435463633	435630140	435790647	435949094	440485274	448095257	448125237	448155556	448185827	448216069	448246355	448276527	448306696	448336826	448366906	448396929	448426965	436382774	447928516
435291414	435463765	435630306	435790829	435949227	440485282	448095265	448125245	448155564	448185835	448216077	448246363	448276535	448306704	448336834	448366914	448396937	448426973	436382808	447928524
435291471	435463880	435630330	435790928	435949243	440485357	448095273	448125252	448155572	448185843	448216085	448246371	448276543	448306712	448336842	448366922	448396945	448426981	436382865	447928532
435291497	435463898	435630348	435790985	435949359	440485365	448095281	448125260	448155580	448185850	448216093	448246389	448276550	448306720	448336859	448366930	448396952	448426999	436382972	447928540
435291505	435463922	435630371	435791009	435949383	440485662	448095299	448125278	448155598	448185868	448216101	448246397	448276568	448306738	448336867	448366948	448396960	448427005	436382980	447928557
435291554	435463930	435630413	435791017	435949409	440485688	448095307	448125294	448155606	448185876	448216119	448246405	448276576	448306746	448336875	448366955	448396978	448427013	436382998	447928565
435292438	435464003	435630454	435791108	435949417	440485738	448095315	448125302	448155614	448185884	448216127	448246413	448276584	448306753	448336883	448366963	448396986	448427021	436383053	447928573
435292461	435464029	435630462	435791124	435949425	440485753	448095323	448125310	448155622	448185892	448216135	448246421	448276592	448306761	448336891	448366971	448396994	448427039	436383152	447928581
435292479	435464094	435630553	435791199	435949458	440485787	448095331	448125328	448155630	448185900	448216143	448246439	448276600	448306779	448336909	448366989	448397000	448427047	436383269	447928599
435292875	435464102	435630884	435791272	435949490	440485845	448095349	448125336	448155648	448185918	448216150	448246447	448276618	448306787	448336917	448366997	448397018	448427054	436383350	447928607
435292883	435464201	435630975	435791280	435949524	440486033	448095356	448125344	448155655	448185926	448216168	448246454	448276626	448306795	448336925	448367003	448397026	448427062	436383376	447928615
435292909	435464300	435631072	435791413	435949565	440486074	448095364	448125351	448155663	448185934	448216176	448246462	448276634	448306803	448336933	448367011	448397034	448427070	436383384	447928623
435292941	435464342	435631270	435791421	435949599	440486124	448095372	448125369	448155671	448185942	448216184	448246470	448276642	448306811	448336941	448367029	448397042	448427088	436383418	447928631
435292966	435464367	435631296	435791454	435949680	440486157	448095380	448125377	448155689	448185959	448216192	448246488	448276659	448306829	448336958	448367037	448397059	448427096	436383491	447928649
435292974	435464425	435631320	435791488	435949748	440486256	448095398	448125385	448155697	448185967	448216200	448246504	448276667	448306837	448336966	448367045	448397067	448427104	436383566	447928656
435293089	435464474	435631353	435791496	435949821	440486462	448095406	448125393	448155705	448185975	448216218	448246512	448276675	448306845	448336974	448367052	448397075	448427112	436399505	447928664
435293097	435464516	435631395	435791504	435949888	440486561	448095414	448125401	448155713	448185983	448216226	448246520	448276683	448306852	448336982	448367060	448397083	448427120	436399513	447928672
435293121	435464532	435631403	435791595	435949987	440486603	448095422	448125419	448155721	448185991	448216234	448246538	448276691	448306860	448336990	448367078	448397091	448427138	436399521	447928680
435293220	435464581	435631437	435791611	435950043	440486702	448095430	448125427	448155739	448186007	448216242	448246546	448276709	448306878	448337006	448367086	448397109	448427146	436399554	447928698
435293238	435464623	435631460	435791660	435950084	440486835	448095448	448125435	448155747	448186015	448216259	448246553	448276717	448306886	448337014	448367094	448397117	448427153	436399588	447928706
435293345	435464631	435631569	435791678	435950175	440486868	448095455	448125443	448155754	448186023	448216267	448246561	448276725	448306894	448337022	448367102	448397125	448427161	436399620	447928714
435293360	435464748	435631577	435791694	435950258	440486918	448095463	448125450	448155762	448186031	448216275	448246579	448276733	448306902	448337030	448367110	448397133	448427179	436399638	447928722
435293444	435464755	435631585	435791710	435950308	440486926	448095471	448125468	448155770	448186049	448216283	448246587	448276741	448306910	448337048	448367128	448397141	448427187	436399646	447928730
435293501	435464763	435631601	435791801	435950316	440486975	448095489	448125476	448155788	448186056	448216291	448246595	448276758	448306928	448337055	448367136	448397158	448427195	436399778	447928748
435293550	435464797	435631676	435791819	435950373	440487007	448095497	448125484	448155796	448186064	448216309	448246603	448276766	448306936	448337063	448367144	448397166	448427203	436399802	447928755
435293584	435464896	435631742	435791876	435950399	440487049	448095505	448125492	448155804	448186072	448216317	448246611	448276774	448306944	448337071	448367151	448397174	448427211	436399828	447928763
435293600	435465042	435631825	435791900	435950423	440487064	448095513	448125500	448155812	448186080	448216325	448246629	448276782	448306951	448337089	448367169	448397182	448427229	436399885	447928771
435293691	435465216	435631882	435792015	435950449	440487098	448095521	448125518	448155820	448186098	448216333	448246637	448276790	448306969	448337097	448367177	448397190	448427237	436399984	447928789
435293782	435465240	435631924	435792262	435950555	440487296	448095539	448125526	448155838	448186106	448216341	448246645	448276808	448306977	448337105	448367185	448397208	448427245	436400055	447928797
435293832	435465356	435631981	435792346	435950589	440487403	448095547	448125534	448155846	448186114	448216358	448246652	448276816	448306985	448337113	448367193	448397216	448427252	436400089	447928805
435293907	435465364	435632005	435792361	435950639	440487411	448095554	448125542	448155853	448186122	448216374	448246660	448276824	448306993	448337121	448367201	448397224	448427260	436400154	447928813
435293923	435465455	435632039	435792379	435950647	440487486	448095562	448125559	448155861	448186130	448216382	448246678	448276832	448307009	448337139	448367219	448397232	448427278	436400212	447928821
435293931	435465463	435632047	435792411	435950787	440487536	448095570	448125567	448155879	448186148	448216390	448246686	448276840	448307017	448337147	448367227	448397240	448427286	436400220	447928839
435293964	435465570	435632088	435792460	435950852	440487544	448095588	448125575	448155887	448186155	448216408	448246694	448276857	448307025	448337154	448367235	448397257	448427294	436400261	447928847
435294095	435465588	435632104	435792494	435950860	440487577	448095596	448125583	448155895	448186163	448216416	448246702	448276865	448307033	448337162	448367243	448397265	448427302	436400279	447928854
435294103	435465596	435632161	435792577	435950902	440487619	448095604	448125591	448155903	448186171	448216424	448246710	448276873	448307041	448337170	448367250	448397273	448427310	436400287	447928862
435294269	435465604	435632195	435792593	435950928	440487700	448095612	448125609	448155911	448186189	448216432	448246728	448276881	448307058	448337188	448367268	448397281	448427328	436400295	447928870
435294277	435465703	435632443	435792650	435951025	440487809	448095620	448125617	448155929	448186197	448216440	448246736	448276899	448307066	448337196	448367276	448397299	448427336	436400329	447928888
435294327	435465760	435632476	435792668	435951033	440487916	448095638	448125625	448155937	448186205	448216457	448246744	448276907	448307074	448337204	448367284	448397307	448427344	436400394	447928896
435294392	435465844	435632484	435792759	435951041	440487924	448095646	448125633	448155945	448186213	448216465	448246751	448276915	448307082	448337212	448367292	448397315	448427351	436400410	447928904
435294418	435465901	435632526	435792783	435951132	440488070	448095653	448125641	448155952	448186221	448216473	448246769	448276923	448307090	448337220	448367300	448397323	448427369	436400436	447928912
435294426	435465919	435632690	435792791	435951207	440488187	448095661	448125658	448155960	448186239	448216481	448246777	448276931	448307108	448337238	448367318	448397331	448427377	436400527	447928920
435294459	435465950	435632765	435792817	435951322	440488260	448095679	448125666	448155978	448186247	448216499	448246785	448276949	448307116	448337246	448367326	448397349	448427385	436400584	447928938
435294483	435465968	435632773	435792940	435951330	440488302	448095687	448125674	448155986	448186254	448216507	448246793	448276956	448307124	448337253	448367334	448397356	448427393	436400618	447928946
435294533	435465976	435632799	435792965	435951348	440488385	448095695	448125682	448155994	448186262	448216515	448246801	448276964	448307132	448337261	448367342	448397364	448427401	436400634	447928953
435294541	435466024	435632815	435792981	435951397	440488443	448095703	448125690	448156000	448186270	448216523	448246819	448276972	448307140	448337279	448367359	448397372	448427419	436400642	447928961
435294608	435466099	435632864	435793096	435951421	440488450	448095711	448125708	448156018	448186288	448216531	448246827	448276980	448307157	448337287	448367367	448397380	448427427	436400683	447928979
435294673	435466115	435632906	435793146	435951611	440488591	448095729	448125716	448156026	448186296	448216549	448246835	448276998	448307165	448337295	448367375	448397398	448427435	436400733	447928987

SCH-A-20

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435294681	435466180	435632955	435793187	435951645	440488658	448095737	448125724	448156034	448186304	448216556	448246843	448277004	448307173	448337303	448367383	448397406	448427443	436400741	447928995
435294707	435466271	435633003	435793211	435951744	440488666	448095745	448125732	448156042	448186312	448216564	448246850	448277012	448307181	448337311	448367391	448397414	448427450	436428841	447929001
435294731	435466347	435633029	435793286	435951827	440488864	448095752	448125740	448156059	448186320	448216572	448246868	448277020	448307199	448337329	448367409	448397422	448427468	448167189	447929019
435294764	435466354	435633052	435793310	435951959	440488872	448095760	448125757	448156067	448186338	448216580	448246876	448277038	448307207	448337337	448367417	448397430	448427476	448174961	447929027
435294780	435466370	435633151	435793351	435952023	440488898	448095778	448125765	448156075	448186346	448216598	448246884	448277046	448307215	448337345	448367425	448397448	448427484	448192948	447929035
435294939	435466388	435633219	435793377	435952148	440488906	448095786	448125773	448156083	448186353	448216606	448246892	448277053	448307223	448337352	448367433	448397455	448427492	448256966	447929043
435295118	435466461	435633243	435793393	435952171	440488955	448095794	448125781	448156091	448186361	448216614	448246900	448277061	448307231	448337360	448367441	448397463	448427500	448268276	447929050
435295217	435466479	435633276	435793583	435952197	440489003	448095802	448125799	448156109	448186379	448216622	448246918	448277079	448307249	448337378	448367458	448397471	448427518	448290585	447929068
435295225	435466495	435633300	435793781	435952205	440489029	448095810	448125807	448156117	448186387	448216630	448246926	448277087	448307256	448337386	448367466	448397489	448427526	432294833	447929076
435295233	435466578	435633417	435793823	435952387	440489094	448095828	448125815	448156125	448186395	448216648	448246934	448277095	448307264	448337394	448367474	448397497	448427534	432297042	447929084
435295282	435466628	435633458	435793880	435952445	440489151	448095836	448125823	448156133	448186403	448216655	448246942	448277103	448307272	448337402	448367482	448397505	448427542	432300747	447929092
435295324	435466669	435633508	435793906	435952668	440489383	448095844	448125831	448156141	448186411	448216663	448246959	448277111	448307280	448337410	448367490	448397513	448427559	432302719	447929100
435295431	435466719	435633532	435793997	435952890	440489417	448095851	448125849	448156158	448186429	448216671	448246967	448277129	448307298	448337428	448367508	448397521	448427567	432303667	447929118
435295498	435466735	435633540	435794011	435953039	440489466	448095869	448125856	448156166	448186437	448216689	448246975	448277137	448307306	448337436	448367516	448397539	448427575	432324390	447929126
435295506	435466768	435633565	435794060	435953047	440489540	448095877	448125864	448156174	448186445	448216697	448246983	448277145	448307314	448337444	448367524	448397547	448427583	432328219	447929134
435295639	435466842	435633573	435794078	435953112	440489656	448095885	448125872	448156182	448186452	448216705	448246991	448277152	448307322	448337451	448367532	448397554	448427591	432330314	447929142
435295704	435466941	435633656	435794235	435953146	440489698	448095893	448125880	448156190	448186460	448216713	448247007	448277160	448307330	448337469	448367540	448397562	448427609	432336592	447929159
435295712	435467055	435633714	435794326	435953229	440489730	448095901	448125898	448156208	448186486	448216721	448247015	448277178	448307348	448337477	448367557	448397570	448427617	432344273	447929167
435295787	435467105	435633862	435794334	435953252	440489771	448095919	448125906	448156216	448186494	448216739	448247023	448277186	448307355	448337485	448367565	448397588	448427625	432349512	447929175
435295845	435467139	435633904	435794367	435953286	440489839	448095927	448125914	448156224	448186502	448216747	448247031	448277194	448307363	448337493	448367573	448397596	448427633	432357051	447929183
435295985	435467154	435633912	435794409	435953328	440489862	448095935	448125922	448156232	448186510	448216754	448247049	448277202	448307371	448337501	448367581	448397604	448427641	432363778	447929191
435296017	435467238	435633920	435794433	435953336	440489888	448095943	448125930	448156240	448186528	448216762	448247056	448277210	448307389	448337519	448367599	448397612	448427658	432363968	447929209
435296033	435467253	435633995	435794490	435953427	440489953	448095950	448125948	448156257	448186536	448216770	448247064	448277228	448307397	448337527	448367607	448397620	448427666	432402626	447929217
435296108	435467295	435634001	435794508	435953542	440490126	448095968	448125955	448156265	448186544	448216788	448247072	448277236	448307405	448337535	448367615	448397638	448427674	432402915	447929225
435296173	435467345	435634043	435794540	435953559	440490167	448095976	448125963	448156273	448186551	448216796	448247080	448277244	448307413	448337543	448367623	448397646	448427682	432266807	447929233
435296181	435467568	435634084	435794615	435953625	440490274	448095984	448125989	448156281	448186569	448216804	448247098	448277251	448307421	448337550	448367631	448397653	448427690	432271955	447929241
435296397	435467592	435634217	435794664	435953682	440490365	448095992	448125997	448156299	448186577	448216812	448247106	448277269	448307439	448337568	448367649	448397661	448427708	432278760	447929258
435296439	435467600	435634266	435794680	435953708	440490373	448096008	448126003	448156307	448186585	448216820	448247114	448277277	448307447	448337576	448367656	448397679	448427716	432284636	447929266
435296454	435467667	435634274	435794722	435954029	440490480	448096016	448126011	448156315	448186593	448216838	448247122	448277285	448307454	448337584	448367664	448397687	448427724	432293132	447929274
435296470	435467741	435634399	435794730	435954052	440490506	448096024	448126029	448156323	448186601	448216846	448247130	448277293	448307462	448337592	448367672	448397695	448427732	432416121	447929282
435296512	435467758	435634498	435794748	435954078	440490555	448096032	448126037	448156331	448186619	448216853	448247148	448277301	448307470	448337600	448367680	448397703	448427740	432416634	447929290
435296645	435467790	435634605	435794755	435954086	440490662	448096040	448126045	448156349	448186627	448216861	448247155	448277319	448307488	448337618	448367698	448397711	448427757	432426260	447929308
435296660	435467808	435634621	435794797	435954102	440490688	448096057	448126052	448156356	448186635	448216879	448247163	448277327	448307496	448337626	448367706	448397729	448427765	432427292	447929316
435296678	435467832	435634746	435794805	435954144	440490753	448096065	448126060	448156364	448186643	448216887	448247171	448277335	448307504	448337634	448367714	448397737	448427773	432432680	447929324
435296702	435467840	435634795	435794862	435954227	440490795	448096073	448126078	448156372	448186650	448216895	448247189	448277343	448307512	448337642	448367722	448397745	448427781	432434405	447929332
435296736	435467873	435634803	435794904	435954276	440490829	448096081	448126086	448156380	448186668	448216903	448247197	448277350	448307520	448337659	448367730	448397752	448427799	432456309	447929340
435296751	435467949	435634902	435794912	435954284	440490878	448096099	448126094	448156398	448186676	448216911	448247205	448277368	448307538	448337667	448367748	448397760	448427807	432478865	447929357
435296785	435467956	435634993	435794961	435954300	440490886	448096107	448126102	448156406	448186684	448216929	448247213	448277376	448307546	448337675	448367755	448397778	448427815	432479350	447929365
435296819	435467972	435635040	435794995	435954334	440491025	448096115	448126110	448156414	448186692	448216937	448247221	448277384	448307553	448337683	448367763	448397786	448427823	432479368	447929373
435296843	435467998	435635099	435795000	435954409	440491041	448096123	448126128	448156422	448186700	448216945	448247239	448277392	448307561	448337691	448367771	448397794	448427831	432485399	447929381
435296850	435468004	435635115	435795059	435954573	440491066	448096131	448126136	448156430	448186718	448216952	448247247	448277400	448307579	448337709	448367789	448397802	448427849	432488393	447929399
435296900	435468061	435635156	435795067	435954623	440491215	448096149	448126144	448156448	448186726	448216960	448247254	448277418	448307587	448337717	448367797	448397810	448427856	432493823	447929407
435296975	435468103	435635172	435795075	435954722	440491231	448096156	448126151	448156455	448186734	448216978	448247262	448277426	448307595	448337725	448367805	448397828	448427864	432496578	447929415
435297023	435468129	435635214	435795117	435954748	440491249	448096164	448126177	448156463	448186742	448216986	448247270	448277434	448307603	448337733	448367813	448397836	448427872	432497477	447929423
435297106	435468145	435635230	435795125	435954771	440491330	448096172	448126185	448156471	448186759	448216994	448247288	448277442	448307611	448337741	448367821	448397844	448427880	432520765	447929431
435297130	435468301	435635297	435795158	435954839	440491454	448096180	448126193	448156489	448186767	448217000	448247296	448277459	448307629	448337758	448367839	448397851	448427898	432522720	447929449
435297163	435468319	435635362	435795224	435954912	440491470	448096198	448126201	448156497	448186775	448217018	448247304	448277467	448307637	448337766	448367847	448397869	448427906	432530277	447929456
435297205	435468335	435635404	435795232	435954946	440491496	448096206	448126219	448156505	448186783	448217026	448247312	448277475	448307645	448337774	448367854	448397877	448427914	432534386	447929464
435297262	435468384	435635412	435795315	435954961	440491504	448096214	448126227	448156513	448186791	448217034	448247320	448277483	448307652	448337782	448367862	448397885	448427922	432537769	447929472
435297395	435468491	435635438	435795380	435954995	440491538	448096222	448126235	448156521	448186809	448217042	448247338	448277491	448307660	448337790	448367870	448397893	448427930	432543254	447929480
435297403	435468509	435635446	435795414	435955018	440491603	448096230	448126243	448156539	448186817	448217059	448247346	448277509	448307678	448337808	448367888	448397901	448427948	432543841	447929498
435297411	435468582	435635461	435795448	435955042	440491645	448096248	448126250	448156547	448186825	448217067	448247353	448277517	448307686	448337816	448367896	448397919	448427955	432544542	447929506
435297486	435468699	435635529	435795463	435955158	440491702	448096255	448126268	448156554	448186833	448217075	448247361	448277525	448307694	448337824	448367904	448397927	448427963	432546109	447929514
435297510	435468749	435635537	435795505	435955174	440491736	448096263	448126276	448156562	448186841	448217083	448247379	448277533	448307702	448337832	448367912	448397935	448427971	432547164	447929522
435297627	435468814	435635677	435795562	435955190	440491751	448096271	448126284	448156570	448186858	448217091	448247387	448277541	448307710	448337840	448367920	448397943	448427989	432561413	447929530
435297734	435468848	435635719	435795638	435955240	440491793	448096289	448126292	448156588	448186866	448217109	448247395	448277558	448307728	448337857	448367938	448397950	448427997	432573541	447929548
435297775	435468939	435635990	435795646	435955265	440491801	448096297	448126300	448156596	448186874	448217117	448247403	448277566	448307736	448337865	448367946	448397968	448428003	432574036	447929555
435297783	435468947	435636907	435795653	435955281	440491942	448096305	448126318	448156604	448186882	448217125	448247411	448277574	448307744	448337873	448367953	448397976	448428011	432579936	447929563
435298278	435468962	435636915	435795760	435955323	440491975	448096313	448126326	448156612	448186890	448217133	448247429	448277582	448307751	448337881	448367961	448397984	448428029	432585842	447929571
435298286	435469085	435636980	435796156	435955356	440491991	448096321	448126334	448156620	448186908	448217141	448247437	448277590	448307769	448337899	448367979	448397992	448428037	432590107	447929589
435298328	435469127	435637046	435796214	435955372	440492122	448096339	448126342	448156638	448186916	448217158	448247445	448277608	448307777	448337907	448367987	448398008	448428045	432591261	447929597
435298336	435469150	435637095	435796354	435955380	440492155	448096347	448126359	448156646	448186924	448217166	448247452	448277616	448307785	448337915	448367995	448398016	448428052	432601805	447929605
435298369	435469184	435637129	435796362	435955414	440492171	448096354	448126367	448156653	448186932	448217174	448247460	448277624	448307793	448337923	448368001	448398024	448428060	432614444	447929613
435298484	435469317	435637145	435796503	435955455	440492197	448096362	448126375	448156661	448186940	448217182	448247478	448277632	448307801	448337931	448368019	448398032	448428078	432623817	447929621
435298500	435469325	435637152	435796834	435955547	440492213	448096370	448126383	448156679	448186957	448217190	448247486	448277640	448307819	448337949	448368027	448398040	448428086	432627776	447929639
435298542	435469366	435637160	435796883	435955554	440492395	448096388	448126391	448156687	448186965	448217208	448247494	448277657	448307827	448337956	448368035	448398057	448428094	432635266	447929647
435298609	435469408	435637178	435796958	435955570	440492494	448096396	448126409	448156695	448186973	448217216	448247502	448277665	448307835	448337964	448368043	448398065	448428102	432636819	447929654
435298666	435469499	435637244	435796966	435955604	440492551	448096404	448126417	448156703	448186981	448217224	448247510	448277673	448307843	448337972	448368050	448398073	448428110	432640787	447929662
435298682	435469531	435637400	435797022	435955679	440492569	448096412	448126425	448156711	448186999	448217232	448247528	448277681	448307850	448337980	448368068	448398081	448428128	432640936	447929670
435298690	435469606	435637418	435797048	435955711	440492635	448096420	448126433	448156729	448187005	448217240	448247536	448277699	448307868	448337998	448368076	448398099	448428136	432642403	447929688
435298757	435469689	435637434	435797055	435955869	440492684	448096438	448126441	448156737	448187013	448217257	448247544	448277707	448307876	448338004	448368084	448398107	448428144	432642858	447929696
435298914	435469705	435637459	435797097	435955976	440492809	448096446	448126458	448156745	448187021	448217265	448247551	448277715	448307884	448338012	448368092	448398115	448428151	432656692	447929704
435298948	435469788	435637483	435797154	435956040	440492890	448096453	448126466	448156752	448187039	448217273	448247569	448277723	448307892	448338020	448368100	448398123	448428169	432657864	447929712

SCH-A-21

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435298955	435469820	435637533	435797204	435956065	440492932	448096461	448126474	448156760	448187047	448217281	448247577	448277731	448307900	448338038	448368118	448398131	448428177	432676286	447929720
435299102	435469929	435637541	435797261	435956073	440492940	448096479	448126482	448156778	448187062	448217299	448247585	448277749	448307918	448338046	448368126	448398149	448428185	432681781	447929738
435299151	435469937	435637608	435797295	435956156	440492965	448096487	448126490	448156786	448187070	448217307	448247593	448277756	448307926	448338053	448368134	448398156	448428193	432687192	447929753
435299227	435469945	435637624	435797915	435956198	440492981	448096495	448126508	448156794	448187088	448217315	448247601	448277764	448307934	448338061	448368142	448398164	448428201	432688422	447929761
435299250	435469952	435637681	435798046	435957493	440493039	448096503	448126516	448156802	448187096	448217323	448247619	448277772	448307942	448338079	448368159	448398172	448428219	432692887	447929779
435299268	435469978	435637764	435798095	435969431	440493062	448096511	448126524	448156810	448187104	448217331	448247627	448277780	448307959	448338087	448368167	448398180	448428227	432704716	447929787
435299284	435469986	435637830	435798152	435969720	440493112	448096529	448126532	448156828	448187112	448217349	448247635	448277798	448307967	448338095	448368175	448398198	448428235	432706380	447929795
435299300	435470000	435637855	435798301	435969787	440493138	448096537	448126540	448156836	448187120	448217356	448247643	448277806	448307975	448338103	448368183	448398206	448428243	432719607	447929803
435299326	435470042	435637913	435798368	435969803	440493153	448096545	448126557	448156844	448187138	448217364	448247650	448277814	448307983	448338111	448368191	448398214	448428250	432719854	447929811
435299334	435470281	435638010	435798392	435970033	440493203	448096552	448126565	448156851	448187146	448217372	448247668	448277822	448307991	448338129	448368209	448398222	448428268	432723294	447929829
435299383	435470562	435638036	435798442	435987722	440493310	448096560	448126573	448156869	448187153	448217380	448247676	448277830	448308007	448338137	448368217	448398230	448428276	432723559	447929837
435299409	435470570	435638101	435798533	435988217	440493351	448096578	448126581	448156877	448187161	448217398	448247684	448277848	448308015	448338145	448368225	448398248	448428284	432739290	447929845
435299425	435470661	435638119	435798558	435988282	440493377	448096586	448126599	448156885	448187179	448217406	448247692	448277855	448308023	448338152	448368233	448398255	448428292	432743441	447929852
435299565	435470851	435638135	435798574	435988647	440493450	448096594	448126607	448156893	448187187	448217414	448247700	448277863	448308031	448338160	448368241	448398263	448428300	432753085	447929860
435299573	435470927	435638200	435798624	435988720	440493583	448096602	448126615	448156901	448187195	448217422	448247718	448277871	448308049	448338178	448368258	448398271	448428318	432757797	447929878
435299649	435470950	435638234	435798632	436006928	440493781	448096610	448126623	448156919	448187203	448217430	448247726	448277889	448308056	448338186	448368266	448398289	448428326	432766962	447929886
435299698	435470992	435638259	435798749	436007074	440493831	448096628	448126631	448156927	448187211	448217448	448247734	448277897	448308064	448338194	448368274	448398297	448428334	432767036	447929894
435299706	435471057	435638309	435798756	436007082	440493906	448096636	448126649	448156935	448187229	448217455	448247742	448277905	448308072	448338202	448368282	448398305	448428342	432773554	447929902
435299763	435471081	435638325	435798764	436007231	440493930	448096644	448126656	448156943	448187237	448217463	448247759	448277913	448308080	448338210	448368290	448398313	448428359	432802502	447929910
435299805	435471172	435638333	435798863	436007322	440493997	448096651	448126664	448156950	448187245	448217471	448247767	448277921	448308098	448338228	448368308	448398321	448428367	432805349	447929928
435299896	435471248	435638382	435798871	436007405	440494060	448096669	448126672	448156968	448187252	448217489	448247775	448277939	448308106	448338236	448368316	448398339	448428375	432816288	447929944
435299938	435471263	435638416	435798889	436007678	440494094	448096677	448126680	448156976	448187260	448217497	448247783	448277947	448308114	448338244	448368324	448398347	448428383	432783587	447929951
435299987	435471289	435638432	435798947	436007694	440494144	448096685	448126698	448156984	448187278	448217505	448247791	448277954	448308122	448338251	448368332	448398354	448428391	432792794	447929969
435300041	435471305	435638457	435798954	436007728	440494219	448096693	448126706	448156992	448187286	448217513	448247809	448277962	448308130	448338269	448368340	448398362	448428417	432798114	447929977
435300090	435471321	435638465	435799002	436008031	440494276	448096701	448126714	448157016	448187294	448217521	448247817	448277970	448308155	448338277	448368357	448398370	448428425	432802445	447929985
435300108	435471453	435638515	435799028	436024764	440494292	448096719	448126722	448157024	448187302	448217539	448247825	448277988	448308163	448338285	448368365	448398388	448428433	432829513	447929993
435300140	435471487	435638531	435799069	436024996	440494367	448096727	448126730	448157032	448187310	448217547	448247833	448277996	448308171	448338293	448368373	448398396	448428441	432830941	447930017
435300199	435471545	435638564	435799077	436025050	440494417	448096735	448126748	448157040	448187328	448217554	448247841	448278002	448308189	448338301	448368381	448398404	448428458	432842151	447930025
435300207	435471552	435638572	435799101	436025183	440494433	448096743	448126755	448157057	448187336	448217562	448247858	448278010	448308197	448338327	448368399	448398412	448428466	432847499	447930033
435300231	435471578	435638614	435800701	436025688	440494458	448096750	448126763	448157065	448187344	448217570	448247866	448278028	448308205	448338335	448368407	448398420	448428474	432851830	447930041
435300314	435471859	435638713	435800719	436025696	440494474	448096768	448126771	448157073	448187351	448217588	448247874	448278036	448308213	448338343	448368415	448398438	448428482	432866168	447930058
435300322	435471867	435638721	435800727	436025803	440494599	448096776	448126789	448157081	448187369	448217596	448247882	448278044	448308221	448338350	448368423	448398446	448428490	432870376	447930066
435300355	435471883	435638788	435800800	436042717	440494672	448096784	448126797	448157099	448187377	448217604	448247890	448278051	448308239	448338368	448368431	448398453	448428508	432874360	447930074
435300363	435471917	435638812	435800826	436042824	440494680	448096792	448126805	448157107	448187385	448217612	448247908	448278069	448308247	448338376	448368449	448398461	448428516	432892198	447930082
435300389	435471982	435638846	435800859	436043210	440494771	448096800	448126813	448157115	448187393	448217620	448247916	448278077	448308254	448338384	448368456	448398479	448428524	432904464	447930090
435300447	435472022	435638945	435800867	436043277	440494805	448096818	448126821	448157123	448187401	448217638	448247924	448278085	448308262	448338392	448368464	448398487	448428532	432905248	447930108
435300470	435472048	435638986	435800933	436057103	440494839	448096826	448126839	448157131	448187419	448217646	448247932	448278093	448308270	448338400	448368472	448398495	448428540	432910016	447930116
435300496	435472147	435639034	435800990	436057160	440494912	448096834	448126847	448157149	448187427	448217653	448247940	448278101	448308288	448338418	448368480	448398503	448428557	432915627	447930124
435300553	435472188	435639067	435801014	436057194	440494938	448096842	448126854	448157156	448187435	448217661	448247957	448278119	448308296	448338426	448368498	448398511	448428565	432917896	447930132
435300561	435472220	435639224	435801022	436057269	440495000	448096859	448126862	448157164	448187443	448217679	448247965	448278127	448308304	448338434	448368506	448398529	448428573	432918225	447930140
435300603	435472659	435639273	435801063	436057384	440495182	448096867	448126870	448157172	448187450	448217687	448247973	448278135	448308312	448338442	448368514	448398537	448428581	432929024	447930157
435300637	435472725	435639299	435801121	436057426	440495190	448096875	448126888	448157180	448187468	448217695	448247981	448278143	448308320	448338459	448368522	448398545	448428599	432939163	447930165
435300645	435472832	435639307	435801147	436057442	440495257	448096883	448126896	448157198	448187476	448217703	448247999	448278150	448308338	448338467	448368530	448398552	448428607	432942233	447930173
435300694	435472881	435639323	435801162	436074280	440495414	448096891	448126904	448157206	448187484	448217711	448248005	448278168	448308346	448338475	448368548	448398560	448428615	432948511	447930181
435300769	435472899	435639406	435801220	436074306	440495448	448096909	448126912	448157214	448187492	448217729	448248013	448278176	448308353	448338483	448368555	448398578	448428623	432951986	447930199
435300785	435472998	435639463	435801238	436074397	440495471	448096917	448126920	448157222	448187500	448217737	448248021	448278184	448308361	448338491	448368563	448398586	448428631	432952240	447930215
435300835	435473020	435639505	435801253	436074439	440495505	448096925	448126938	448157230	448187518	448217745	448248039	448278192	448308379	448338509	448368571	448398594	448428649	432954592	447930223
435300850	435473244	435639513	435801287	436074512	440495588	448096933	448126946	448157248	448187526	448217752	448248047	448278200	448308387	448338517	448368589	448398602	448428656	432957447	447930231
435300892	435473384	435639562	435801311	436074751	440495596	448096941	448126953	448157255	448187534	448217760	448248054	448278218	448308395	448338525	448368597	448398610	448428664	432964468	447930249
435300918	435473400	435639570	435801329	436075063	440495810	448096958	448126961	448157263	448187542	448217778	448248062	448278226	448308403	448338533	448368605	448398628	448428672	432977098	447930256
435301031	435473442	435639596	435801345	436091649	440495877	448096966	448126979	448157271	448187559	448217786	448248070	448278234	448308411	448338541	448368613	448398636	448428680	432980662	447930264
435301098	435473517	435639786	435801360	436091748	440495901	448096974	448126987	448157289	448187567	448217794	448248088	448278242	448308429	448338558	448368621	448398644	448428698	432981025	447930272
435301106	435474846	435639828	435801436	436091821	440495984	448096982	448126995	448157297	448187575	448217802	448248096	448278259	448308437	448338566	448368639	448398651	448428706	432984201	447930280
435301122	435474986	435639976	435801469	436091961	440496016	448096990	448127001	448157305	448187583	448217810	448248104	448278267	448308445	448338574	448368647	448398669	448428714	432985422	447930298
435301163	435475041	435639992	435801493	436092001	440496065	448097006	448127019	448157313	448187591	448217828	448248112	448278275	448308452	448338582	448368654	448398677	448428722	432985661	447930306
435301221	435475074	435640065	435801501	436092050	440496131	448097014	448127027	448157321	448187609	448217836	448248120	448278283	448308460	448338590	448368662	448398685	448428730	432986016	447930314
435301262	435475264	435640115	435801519	436092399	440496180	448097022	448127035	448157339	448187617	448217844	448248138	448278291	448308478	448338608	448368670	448398693	448428748	432991404	447930322
435301296	435475298	435640255	435801527	436110514	440496206	448097030	448127043	448157347	448187625	448217851	448248146	448278309	448308486	448338616	448368688	448398701	448428755	432991917	447930330
435301312	435475322	435640271	435801568	436110704	440496263	448097048	448127050	448157354	448187633	448217869	448248153	448278317	448308494	448338624	448368696	448398719	448428763	433010030	447930348
435301338	435475348	435640297	435801576	436110878	440496271	448097055	448127068	448157362	448187641	448217877	448248161	448278325	448308502	448338632	448368704	448398727	448428771	433012309	447930355
435301601	435475371	435640313	435801592	436110894	440496321	448097063	448127076	448157370	448187658	448217885	448248179	448278333	448308510	448338640	448368712	448398735	448428789	433012358	447930363
435301619	435475413	435640339	435801634	436111223	440496404	448097071	448127084	448157388	448187666	448217893	448248187	448278341	448308528	448338657	448368720	448398743	448428797	433025509	447930371
435301668	435475439	435640438	435801683	436124697	440496420	448097089	448127092	448157396	448187674	448217901	448248195	448278358	448308536	448338665	448368738	448398750	448428805	433026804	447930389
435301866	435475454	435640651	435801691	436125017	440496586	448097097	448127100	448157404	448187682	448217919	448248203	448278366	448308544	448338673	448368746	448398768	448428813	433027067	447930397
435302039	435475496	435640685	435801907	436125173	440496636	448097105	448127118	448157412	448187690	448217927	448248211	448278374	448308551	448338681	448368753	448398776	448428821	433029477	447930405
435302245	435475546	435640784	435801923	436125207	440496792	448097113	448127126	448157420	448187708	448217943	448248229	448278382	448308569	448338699	448368761	448398784	448428839	433034790	447930413
435302328	435475686	435640875	435801949	436141865	440496909	448097121	448127134	448157438	448187716	448217950	448248237	448278390	448308577	448338707	448368779	448398792	448428847	433034915	447930421
435302500	435475710	435640925	435801972	436158125	440496933	448097139	448127142	448157446	448187724	448217968	448248245	448278408	448308585	448338715	448368787	448398800	448428854	433048964	447930439
435302534	435475744	435640941	435801998	436158372	440497022	448097147	448127159	448157453	448187732	448217976	448248252	448278416	448308593	448338723	448368795	448398818	448428862	433048998	447930447
435302609	435475884	435641006	435802004	436158521	440497055	448097154	448127167	448157461	448187740	448217984	448248260	448278424	448308601	448338731	448368803	448398826	448428870	433049913	447930454
435302674	435475892	435641147	435802012	436158562	440497063	448097162	448127175	448157479	448187757	448217992	448248278	448278432	448308619	448338749	448368811	448398834	448428888	433052677	447930462
435302781	435475983	435641154	435802087	436158745	440497154	448097170	448127183	448157487	448187765	448218008	448248286	448278440	448308627	448338756	448368829	448398842	448428896	433056421	447930470
435302922	435475991	435641188	435802111	436158794	440497253	448097188	448127191	448157495	448187773	448218016	448248294	448278457	448308635	448338764	448368837	448398859	448428904	433058757	447930488

SCH-A-22

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435302997	435476007	435641261	435802137	436158869	440497402	448097196	448127209	448157503	448187781	448218024	448248302	448278465	448308643	448338772	448368845	448398867	448428912	433059243	447930496
435303037	435476023	435641337	435802228	436174213	440497436	448097204	448127217	448157511	448187799	448218032	448248310	448278473	448308650	448338780	448368852	448398875	448428920	433069754	447930504
435303250	435476031	435641352	435802236	436188007	440497485	448097212	448127225	448157529	448187807	448218040	448248328	448278481	448308668	448338798	448368860	448398883	448428938	433076635	447930512
435303284	435476049	435641410	435802244	436188155	440497550	448097220	448127233	448157537	448187815	448218065	448248336	448278499	448308676	448338806	448368878	448398891	448428946	433080140	447930520
435303292	435476080	435641444	435802285	436188213	440497576	448097238	448127241	448157545	448187823	448218073	448248344	448278507	448308684	448338814	448368886	448398909	448428953	433092665	447930538
435303326	435476130	435641451	435802350	436188395	440497618	448097246	448127258	448157552	448187831	448218081	448248351	448278515	448308692	448338822	448368894	448398917	448428961	433092970	447930546
435303367	435476205	435641485	435802384	436188411	440497659	448097253	448127266	448157560	448187849	448218099	448248369	448278523	448308700	448338830	448368902	448398925	448428979	433093176	447930553
435303383	435476247	435641501	435802459	436188874	440497675	448097261	448127274	448157578	448187856	448218107	448248377	448278531	448308718	448338848	448368910	448398933	448428987	433093416	447930561
435303458	435476254	435641535	435802467	436202444	440497741	448097279	448127282	448157586	448187864	448218115	448248385	448278549	448308726	448338855	448368928	448398941	448428995	433096278	447930579
435303490	435476296	435641568	435802509	436202550	440497758	448097287	448127290	448157594	448187872	448218123	448248393	448278556	448308734	448338863	448368936	448398958	448429001	433100179	447930587
435303532	435476486	435641675	435802525	436202675	440497790	448097295	448127308	448157602	448187880	448218131	448248401	448278564	448308742	448338871	448368944	448398966	448429019	433100740	447930595
435303649	435476536	435641683	435802624	436202808	440497964	448097303	448127316	448157610	448187898	448218149	448248419	448278572	448308759	448338889	448368951	448398974	448429027	433106283	447930603
435303664	435476544	435641758	435802640	436202865	440498087	448097311	448127332	448157628	448187906	448218156	448248427	448278580	448308767	448338897	448368969	448398982	448429035	433108461	447930611
435303698	435476551	435641782	435802673	436203202	440498111	448097329	448127340	448157636	448187914	448218164	448248435	448278598	448308775	448338905	448368977	448398990	448429043	433109824	447930629
435303714	435476627	435641790	435802822	436214753	440498137	448097337	448127357	448157644	448187922	448218172	448248443	448278606	448308783	448338913	448368985	448399006	448429050	433113495	447930637
435303755	435476643	435641824	435802905	436214860	440498194	448097345	448127365	448157651	448187930	448218180	448248450	448278614	448308791	448338921	448368993	448399014	448429068	433117298	447930645
435303763	435476700	435641832	435802913	436214977	440498202	448097352	448127373	448157669	448187948	448218198	448248468	448278622	448308809	448338939	448369009	448399022	448429076	433120391	447930660
435303847	435476817	435641899	435803028	436215115	440498236	448097360	448127399	448157677	448187955	448218206	448248476	448278630	448308817	448338947	448369017	448399030	448429084	433125838	447930678
435303854	435476874	435641907	435803119	436215206	440498400	448097378	448127407	448157685	448187963	448218214	448248484	448278648	448308825	448338954	448369025	448399048	448429092	433126208	447930686
435304639	435476890	435641915	435803127	436215651	440498426	448097386	448127415	448157693	448187971	448218222	448248492	448278655	448308833	448338962	448369033	448399055	448429100	433126240	447930694
435304662	435476924	435641956	435803135	436231237	440498442	448097394	448127423	448157701	448187989	448218230	448248500	448278663	448308841	448338970	448369041	448399063	448429118	433127370	447930702
435304670	435477088	435642004	435803143	436231286	440498517	448097402	448127431	448157719	448187997	448218248	448248518	448278671	448308858	448338988	448369058	448399071	448429126	433128469	447930710
435304696	435477104	435642012	435803192	436231500	440498541	448097410	448127449	448157727	448188003	448218255	448248526	448278689	448308866	448338996	448369066	448399089	448429134	433130747	447930728
435304753	435477120	435642103	435803200	436231542	440498582	448097428	448127456	448157735	448188011	448218263	448248534	448278697	448308874	448339002	448369074	448399097	448429142	433134137	447930736
435304811	435477138	435642145	435803218	436231716	440498590	448097436	448127464	448157743	448188029	448218271	448248542	448278705	448308882	448339010	448369082	448399105	448429159	433136652	447930744
435304829	435477195	435642160	435803226	436231930	440498657	448097444	448127472	448157750	448188037	448218289	448248559	448278713	448308890	448339028	448369090	448399113	448429167	433138146	447930751
435304860	435477211	435642178	435803234	436232144	440498699	448097451	448127480	448157768	448188045	448218297	448248567	448278721	448308908	448339036	448369108	448399121	448429175	433149424	447930769
435304910	435477229	435642186	435803259	436232375	440498707	448097469	448127498	448157776	448188052	448218313	448248575	448278739	448308916	448339044	448369116	448399139	448429183	433151966	447930777
435305016	435477245	435642194	435803275	436247720	440498731	448097477	448127506	448157784	448188060	448218321	448248583	448278747	448308924	448339051	448369124	448399147	448429191	433153640	447930785
435305040	435477260	435642368	435803309	436247761	440498764	448097485	448127514	448157792	448188078	448218339	448248591	448278754	448308932	448339069	448369132	448399154	448429209	433156817	447930793
435305057	435477328	435642426	435803325	436247886	440498772	448097493	448127522	448157800	448188086	448218347	448248609	448278762	448308940	448339077	448369140	448399162	448429217	433160488	447930801
435305073	435477450	435642566	435803341	436248058	440498814	448097501	448127530	448157818	448188094	448218354	448248617	448278770	448308957	448339085	448369157	448399170	448429225	433161668	447930819
435305149	435477468	435642582	435803358	436248256	440498822	448097519	448127548	448157826	448188102	448218362	448248625	448278788	448308965	448339093	448369165	448399188	448429233	433163011	447930827
435305164	435477609	435642640	435803440	436262042	440498848	448097527	448127555	448157834	448188110	448218370	448248633	448278796	448308973	448339101	448369173	448399196	448429241	433167699	447930835
435305289	435477666	435642657	435803457	436326144	440498897	448097535	448127563	448157842	448188128	448218388	448248641	448278804	448308981	448339119	448369181	448399204	448429258	433171832	447930843
435305305	435477716	435642731	435803465	436326250	440498954	448097543	448127571	448157859	448188136	448218396	448248658	448278812	448308999	448339127	448369199	448399212	448429266	433171899	447930850
435305321	435477856	435642855	435803523	436326276	440499010	448097550	448127589	448157867	448188144	448218404	448248666	448278820	448309005	448339135	448369207	448399220	448429274	433172608	447930868
435305479	435477906	435642863	435803564	436326904	440499028	448097568	448127597	448157875	448188151	448218412	448248674	448278838	448309013	448339143	448369215	448399238	448429282	433172624	447930876
435305511	435477971	435642947	435803630	436343537	440499051	448097576	448127605	448157891	448188169	448218420	448248682	448278846	448309021	448339150	448369223	448399246	448429290	433175940	447930884
435305560	435478110	435642970	435803721	436343586	440499143	448097584	448127613	448157909	448188177	448218438	448248690	448278853	448309039	448339168	448369231	448399253	448429308	433176989	447930892
435305578	435478201	435643002	435803739	436343636	440499150	448097592	448127621	448157917	448188185	448218446	448248708	448278861	448309047	448339176	448369249	448399261	448429316	433179371	447930900
435305586	435478326	435643101	435803796	436344030	440499176	448097600	448127639	448157925	448188193	448218453	448248716	448278879	448309054	448339184	448369256	448399279	448429324	433184314	447930918
435305594	435478334	435643119	435803861	436344279	440499184	448097618	448127647	448157933	448188201	448218461	448248724	448278887	448309062	448339192	448369264	448399287	448429332	433185634	447930926
435305636	435478367	435643127	435803929	436344519	440499267	448097626	448127654	448157941	448188219	448218479	448248732	448278895	448309070	448339200	448369272	448399295	448429340	433195450	447930934
435305743	435478391	435643176	435803952	436344543	440499291	448097634	448127662	448157958	448188227	448218487	448248740	448278903	448309088	448339218	448369280	448399303	448429357	433197233	447930942
435305768	435478409	435643184	435803960	436344584	440499341	448097642	448127670	448157974	448188235	448218495	448248757	448278911	448309096	448339226	448369298	448399311	448429365	433202520	447930967
435305875	435478573	435643192	435803986	436354344	440499416	448097659	448127688	448157982	448188243	448218503	448248765	448278929	448309104	448339234	448369306	448399329	448429373	433202629	447930975
435305909	435478607	435643234	435803994	436354500	440499424	448097667	448127696	448157990	448188250	448218511	448248773	448278937	448309112	448339242	448369314	448399337	448429381	433207206	447930983
435305982	435478656	435643259	435804182	436354559	440499499	448097675	448127704	448158006	448188268	448218529	448248781	448278945	448309120	448339259	448369322	448399345	448429399	433208071	447930991
435306014	435478797	435643291	435804257	436354815	440499564	448097683	448127712	448158014	448188276	448218537	448248799	448278952	448309138	448339267	448369330	448399352	448429407	433217346	447931007
435306022	435478854	435643317	435804315	436354872	440499572	448097691	448127720	448158022	448188284	448218545	448248807	448278960	448309146	448339275	448369348	448399360	448429415	433219565	447931015
435306055	435478870	435643341	435804349	436354914	440499614	448097709	448127738	448158030	448188292	448218552	448248815	448278978	448309153	448339283	448369355	448399378	448429423	433220035	447931023
435306097	435478961	435643366	435804406	436355150	440499689	448097717	448127746	448158048	448188300	448218560	448248823	448278986	448309161	448339291	448369363	448399386	448429431	433221785	447931031
435306162	435478995	435643416	435804414	436355176	440499804	448097725	448127753	448158055	448188318	448218578	448248831	448278994	448309179	448339309	448369371	448399394	448429449	433223971	447931049
435306204	435479001	435643440	435804448	436355200	440499838	448097733	448127761	448158063	448188326	448218586	448248849	448279000	448309187	448339317	448369389	448399402	448429456	433235314	447931056
435306212	435479043	435643457	435804489	436367429	440500056	448097741	448127779	448158071	448188334	448218594	448248856	448279018	448309195	448339325	448369397	448399410	448429464	433236809	447931072
435306246	435479084	435643549	435804513	436367957	440500130	448097758	448127787	448158089	448188342	448218602	448248864	448279026	448309203	448339333	448369405	448399428	448429472	433240181	447931080
435306279	435479092	435643564	435804562	436368039	440500221	448097766	448127795	448158097	448188359	448218610	448248872	448279034	448309211	448339341	448369413	448399436	448429480	433246410	447931098
435306287	435479183	435643572	435804588	436382154	440500270	448097774	448127803	448158105	448188367	448218628	448248880	448279042	448309229	448339358	448369421	448399444	448429498	433247343	447931106
435306295	435479191	435643614	435804612	436382790	440500429	448097782	448127829	448158113	448188375	448218636	448248898	448279059	448309237	448339366	448369439	448399451	448429506	433249547	447931114
435306378	435479209	435643689	435804638	436382816	440500437	448097790	448127837	448158121	448188383	448218644	448248906	448279067	448309245	448339374	448369447	448399469	448429514	433252806	447931122
435306428	435479217	435643705	435804661	436383087	440500486	448097808	448127845	448158139	448188391	448218651	448248914	448279075	448309252	448339382	448369454	448399477	448429522	433255833	447931130
435306436	435479233	435643796	435804687	436383483	440500510	448097816	448127852	448158147	448188409	448218669	448248922	448279083	448309260	448339390	448369462	448399485	448429530	433257342	447931163
435306493	435479241	435643846	435804752	436383509	440500635	448097824	448127860	448158154	448188417	448218677	448248930	448279091	448309278	448339408	448369470	448399493	448429548	433258696	447931171
435306527	435479324	435643929	435804828	436399596	440500643	448097832	448127878	448158162	448188425	448218685	448248948	448279109	448309286	448339416	448369488	448399501	448429555	433261310	447931189
435306568	435479415	435643960	435804935	436399703	440500650	448097840	448127886	448158170	448188433	448218693	448248955	448279117	448309294	448339424	448369496	448399519	448429563	433265204	447931197
435306626	435479498	435644000	435805015	436399737	440500684	448097857	448127894	448158188	448188441	448218701	448248963	448279125	448309302	448339432	448369504	448399527	448429571	433265840	447931205
435306642	435479555	435644034	435805031	436400121	440500700	448097865	448127902	448158196	448188458	448218719	448248971	448279133	448309310	448339440	448369512	448399535	448429589	433266053	447931213
435306675	435479639	435644158	435805049	436400238	440500940	448097873	448127910	448158204	448188466	448218727	448248989	448279141	448309328	448339457	448369520	448399543	448429597	433268075	447931221
435306725	435479688	435644174	435805080	436400519	440500981	448097881	448127928	448158212	448188474	448218735	448248997	448279158	448309336	448339465	448369538	448399550	448429605	433276755	447931239
435306774	435479696	435644281	435805205	436400550	440501021	448097899	448127936	448158220	448188482	448218743	448249003	448279166	448309344	448339473	448369546	448399568	448429613	433277423	447931247
435306790	435479720	435644307	435805221	436400568	440501047	448097907	448127944	448158238	448188490	448218750	448249011	448279174	448309351	448339481	448369553	448399576	448429621	433281615	447931254
435306824	435479746	435644349	435805270	436429401	440501153	448097915	448127951	448158246	448188508	448218768	448249029	448279182	448309369	448339499	448369561	448399584	448429639	433286945	447931262

SCH-A-23

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435306923	435479811	435644356	435805296	436676225	440501161	448097923	448127969	448158253	448188516	448218776	448249037	448279190	448309377	448339507	448369579	448399592	448429647	433294709	447931270
435306956	435479837	435644380	435805361	437580566	440501237	448097931	448127977	448158261	448188524	448218784	448249045	448279208	448309385	448339515	448369587	448399600	448429654	433297397	447931288
435307004	435479845	435644406	435805387	437582828	440501260	448097949	448127985	448158279	448188532	448218792	448249052	448279216	448309393	448339523	448369595	448399618	448429662	433304813	447931296
435307046	435479886	435644422	435805395	437593254	440501328	448097956	448127993	448158287	448188540	448218800	448249060	448279224	448309401	448339531	448369603	448399626	448429670	433305463	447931304
435307202	435480033	435644430	435805403	437604275	440501443	448097964	448128009	448158295	448188557	448218818	448249078	448279232	448309419	448339549	448369611	448399634	448429688	433311099	447931312
435307251	435480041	435644505	435805411	437604473	440501468	448097972	448128017	448158303	448188565	448218826	448249086	448279240	448309435	448339556	448369629	448399642	448429696	433316478	447931320
435307277	435480066	435644596	435805429	437604531	440501500	448097980	448128025	448158311	448188573	448218834	448249094	448279257	448309443	448339564	448369637	448399659	448429704	433316528	447931338
435307285	435480074	435644612	435805445	437604580	440501583	448097998	448128033	448158329	448188581	448218842	448249102	448279265	448309450	448339572	448369645	448399667	448429712	433318342	447931346
435307319	435480082	435645155	435805486	437604663	440501682	448098004	448128041	448158337	448188599	448218859	448249110	448279273	448309468	448339580	448369652	448399675	448429720	433330461	447931353
435307335	435480157	435645205	435805502	437604697	440501799	448098012	448128058	448158345	448188607	448218867	448249128	448279281	448309476	448339598	448369660	448399683	448429738	433333366	447931361
435307343	435480215	435645239	435805593	437604770	440501823	448098020	448128066	448158352	448188615	448218875	448249136	448279299	448309484	448339606	448369678	448399691	448429746	433337227	447931379
435307376	435480256	435645288	435805635	437604820	440501831	448098038	448128074	448158360	448188623	448218883	448249144	448279307	448309492	448339614	448369686	448399709	448429753	433341005	447931387
435307400	435480272	435645304	435805809	437605157	440501898	448098046	448128082	448158378	448188631	448218891	448249151	448279315	448309500	448339622	448369694	448399717	448429761	433342078	447931395
435307426	435480298	435645312	435805825	437605165	440501922	448098053	448128090	448158386	448188649	448218917	448249169	448279323	448309518	448339630	448369702	448399725	448429779	433346566	447931403
435307434	435480330	435645346	435805833	437605173	440501930	448098061	448128108	448158394	448188656	448218925	448249177	448279331	448309526	448339648	448369710	448399733	448429787	433349404	447931411
435307442	435480363	435645379	435805999	437605207	440501963	448098079	448128116	448158402	448188664	448218933	448249185	448279349	448309534	448339655	448369728	448399741	448429795	433353497	447931429
435307467	435480389	435645494	435806005	437605223	440501997	448098087	448128124	448158410	448188672	448218941	448249193	448279356	448309542	448339663	448369736	448399758	448429803	433354123	447931437
435307517	435480397	435645510	435806013	437605231	440502011	448098095	448128132	448158428	448188680	448218958	448249201	448279364	448309559	448339671	448369744	448399766	448429811	433354412	447931445
435307525	435480413	435645593	435806021	437605306	440502045	448098103	448128140	448158436	448188698	448218966	448249219	448279372	448309567	448339689	448369751	448399774	448429829	433358652	447931452
435307558	435480447	435645676	435806112	437605322	440502052	448098111	448128157	448158444	448188706	448218974	448249227	448279380	448309575	448339697	448369769	448399782	448429837	433360567	447931478
435307582	435480454	435645684	435806211	437605637	440502078	448098129	448128165	448158451	448188714	448218982	448249235	448279398	448309583	448339705	448369777	448399790	448429845	433366267	447931486
435307590	435480462	435645700	435806229	437606486	440502094	448098137	448128173	448158469	448188722	448218990	448249243	448279406	448309591	448339713	448369785	448399808	448429852	433367448	447931494
435307608	435480496	435645775	435806237	437607492	440502144	448098145	448128181	448158477	448188730	448219006	448249250	448279414	448309609	448339721	448369793	448399816	448429860	433369576	447931510
435307624	435480538	435645791	435806302	437608193	440502359	448098152	448128199	448158485	448188748	448219014	448249268	448279422	448309617	448339739	448369801	448399824	448429878	433370137	447931528
435307657	435480546	435645817	435806401	437608714	440502375	448098160	448128207	448158493	448188755	448219022	448249276	448279430	448309625	448339747	448369819	448399832	448429886	433374378	447931536
435307665	435480595	435645825	435806427	437608797	440502409	448098178	448128215	448158501	448188763	448219030	448249284	448279448	448309633	448339754	448369827	448399840	448429894	433375623	447931544
435307673	435480645	435645890	435806443	437609217	440502417	448098186	448128223	448158519	448188771	448219048	448249292	448279455	448309641	448339762	448369835	448399857	448429902	433376639	447931551
435307715	435480652	435645908	435806450	437609357	440502466	448098194	448128231	448158527	448188789	448219055	448249300	448279463	448309658	448339770	448369843	448399865	448429910	433377777	447931569
435307731	435480694	435645932	435806518	437609506	440502516	448098202	448128249	448158535	448188797	448219063	448249318	448279471	448309666	448339788	448369850	448399873	448429928	433378882	447931577
435307863	435480736	435645973	435806526	437609563	440502540	448098210	448128256	448158543	448188805	448219071	448249326	448279489	448309674	448339796	448369868	448399881	448429936	433383155	447931585
435307889	435480769	435646120	435806534	437609688	440502607	448098228	448128264	448158550	448188813	448219089	448249334	448279497	448309682	448339804	448369876	448399899	448429944	433383973	447931593
435307913	435480850	435646153	435806559	437609696	440502631	448098244	448128272	448158568	448188821	448219097	448249342	448279505	448309690	448339812	448369884	448399907	448429951	433384708	447931601
435307954	435480868	435646211	435806583	437609829	440502789	448098251	448128280	448158576	448188839	448219105	448249359	448279513	448309708	448339820	448369892	448399915	448429969	433392131	447931619
435308119	435480934	435646252	435806609	437609969	440502797	448098269	448128298	448158584	448188847	448219113	448249367	448279521	448309716	448339838	448369900	448399923	448429977	433397213	447931627
435308127	435480942	435646294	435806658	437610017	440502821	448098277	448128306	448158592	448188854	448219121	448249375	448279539	448309724	448339846	448369918	448399931	448429985	433402906	447931635
435308176	435481122	435646443	435806740	437610082	440502854	448098285	448128314	448158600	448188862	448219139	448249383	448279547	448309732	448339853	448369926	448399949	448429993	433406014	447931650
435308341	435481189	435646583	435806773	437610181	440502888	448098293	448128322	448158618	448188870	448219147	448249391	448279554	448309740	448339861	448369934	448399956	448430009	433410131	447931668
435308358	435481221	435646724	435806781	437610272	440502920	448098301	448128330	448158626	448188888	448219154	448249409	448279562	448309757	448339879	448369942	448399964	448430017	433410636	447931676
435308366	435481262	435646781	435806799	437610397	440503050	448098319	448128348	448158634	448188896	448219162	448249417	448279570	448309765	448339887	448369959	448399972	448430025	433414638	447931684
435308465	435481320	435646815	435806815	437610439	440503068	448098327	448128355	448158642	448188904	448219170	448249425	448279588	448309773	448339895	448369967	448399980	448430033	433419694	447931692
435308515	435481338	435646864	435806864	437610462	440503126	448098335	448128363	448158659	448188912	448219188	448249433	448279596	448309781	448339903	448369975	448399998	448430041	433424744	447931700
435308531	435481379	435646898	435806914	437610553	440503266	448098343	448128371	448158667	448188920	448219196	448249441	448279604	448309799	448339911	448369983	448400002	448430058	433426723	447931718
435308549	435481460	435647003	435807383	437610579	440503282	448098350	448128389	448158675	448188938	448219204	448249458	448279612	448309807	448339929	448369991	448400010	448430066	433430725	447931726
435308598	435481544	435647029	435807409	437610736	440503365	448098368	448128397	448158683	448188946	448219212	448249466	448279620	448309815	448339937	448370007	448400028	448430074	433431681	447931734
435308630	435481585	435647052	435807532	437610744	440503373	448098376	448128405	448158691	448188953	448219220	448249474	448279638	448309823	448339945	448370015	448400036	448430082	433433356	447931742
435308655	435481593	435647086	435807557	437610926	440503415	448098384	448128413	448158709	448188961	448219238	448249482	448279646	448309831	448339952	448370023	448400044	448430090	433435070	447931759
435308697	435481627	435647136	435807573	437610983	440503423	448098392	448128421	448158717	448188979	448219246	448249490	448279653	448309849	448339960	448370031	448400051	448430108	433438827	447931767
435308739	435481783	435647151	435807623	437611049	440503506	448098400	448128439	448158725	448188987	448219253	448249508	448279661	448309856	448339978	448370049	448400069	448430116	433439684	447931775
435308754	435482153	435647193	435807631	437611098	440503522	448098418	448128447	448158733	448188995	448219261	448249516	448279679	448309864	448339986	448370056	448400077	448430124	433440146	447931783
435308788	435482187	435647201	435807656	437611106	440503662	448098426	448128454	448158741	448189001	448219279	448249524	448279687	448309872	448339994	448370064	448400085	448430132	433451978	447931791
435308804	435482195	435647227	435807714	437611130	440503704	448098434	448128462	448158758	448189019	448219287	448249532	448279695	448309880	448340000	448370072	448400093	448430140	433454378	447931809
435308812	435482203	435647250	435807771	437611189	440503803	448098442	448128470	448158766	448189027	448219295	448249540	448279703	448309898	448340018	448370080	448400101	448430157	433455896	447931825
435308838	435482245	435647300	435807847	437611239	440503829	448098459	448128488	448158774	448189035	448219303	448249557	448279711	448309906	448340026	448370098	448400119	448430165	433456845	447931833
435308887	435482260	435647367	435807938	437611254	440503837	448098467	448128496	448158782	448189043	448219311	448249565	448279729	448309914	448340034	448370106	448400127	448430173	433462793	447931841
435308903	435482310	435647417	435808035	437611288	440503928	448098475	448128504	448158790	448189050	448219329	448249573	448279737	448309922	448340042	448370114	448400135	448430181	433463304	447931858
435308960	435482385	435647433	435808100	437611312	440503951	448098483	448128512	448158808	448189068	448219337	448249581	448279745	448309930	448340059	448370122	448400143	448430199	433469517	447931866
435309026	435482401	435647581	435808118	437611403	440503985	448098491	448128520	448158816	448189076	448219345	448249599	448279752	448309948	448340067	448370130	448400150	448430207	433474459	447931874
435309034	435482500	435647649	435808126	437611569	440504041	448098509	448128538	448158824	448189084	448219352	448249607	448279760	448309955	448340075	448370148	448400168	448430215	433476165	447931882
435309141	435482609	435647656	435808209	437611585	440504082	448098517	448128546	448158832	448189092	448219360	448249615	448279778	448309963	448340083	448370155	448400176	448430223	433481553	447931890
435309216	435482724	435647680	435808266	437611601	440504124	448098525	448128553	448158840	448189100	448219378	448249623	448279786	448309971	448340091	448370163	448400184	448430231	433485489	447931908
435309257	435482740	435647722	435808274	437611882	440504181	448098533	448128561	448158857	448189118	448219386	448249631	448279794	448309989	448340109	448370221	448400192	448430249	433485828	447931916
435309273	435482823	435647730	435808563	437611973	440504223	448098541	448128579	448158865	448189126	448219394	448249649	448279802	448309997	448340117	448370239	448400200	448430256	433491768	447931924
435309323	435482831	435647763	435808571	437612054	440504272	448098558	448128587	448158873	448189134	448219402	448249656	448279810	448310003	448340125	448370247	448400218	448430264	433505054	447931932
435309331	435482849	435647797	435808613	437612112	440504413	448098566	448128595	448158881	448189142	448219410	448249664	448279828	448310011	448340133	448370254	448400226	448430272	433510054	447931940
435309455	435482997	435647805	435808654	437612146	440504546	448098574	448128603	448158899	448189159	448219428	448249672	448279836	448310029	448340141	448370262	448400234	448430280	433511284	447931957
435309471	435483029	435647813	435808753	437612245	440504694	448098582	448128611	448158907	448189167	448219436	448249680	448279844	448310037	448340158	448370171	448400242	448430298	433513207	447931965
435309547	435483102	435647862	435808761	437612344	440504702	448098590	448128629	448158923	448189175	448219444	448249698	448279851	448310045	448340166	448370189	448400259	448430306	433513702	447931973
435309604	435483136	435647888	435808779	437612450	440504710	448098608	448128637	448158931	448189191	448219451	448249706	448279869	448310052	448340174	448370197	448400267	448430314	433514353	447931981
435309653	435483144	435648050	435808837	437612500	440504728	448098616	448128645	448158949	448189209	448219469	448249714	448279877	448310060	448340182	448370205	448400275	448430322	433515921	447931999
435309786	435483151	435648100	435808878	437612518	440504827	448098624	448128652	448158956	448189217	448219477	448249722	448279885	448310078	448340190	448370213	448400283	448430330	433521085	447932005
435309810	435483219	435648134	435808886	437612534	440504843	448098632	448128660	448158964	448189225	448219485	448249730	448279893	448310086	448340208	448371070	448400291	448430348	433526365	447932013
435309851	435483227	435648217	435808936	437992050	440504884	448098640	448128678	448158972	448189233	448219493	448249748	448279901	448310094	448340216	448371088	448400309	448430355	433526670	447932021
435309927	435483342	435648282	435808993	437992126	440504900	448098657	448128686	448158980	448189241	448219501	448249755	448279919	448310102	448340224	448371096	448400317	448430363	433530938	447932039

SCH-A-24

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435309935	435483383	435648464	435809017	437992183	440504918	448098665	448128694	448158998	448189258	448219519	448249763	448279927	448310110	448340232	448371104	448400325	448430371	433535614	447932047
435309950	435483409	435648506	435809025	437992217	440504967	448098673	448128702	448159004	448189266	448219527	448249771	448279935	448310128	448340240	448371112	448400333	448430389	433535754	447932054
435310073	435483458	435648530	435809033	437992506	440505014	448098681	448128710	448159012	448189274	448219535	448249789	448279943	448310136	448340257	448371120	448400341	448430397	433536984	447932062
435310099	435483524	435648563	435809066	437992639	440505048	448098699	448128728	448159020	448189282	448219543	448249797	448279950	448310144	448340265	448371138	448400358	448430405	433538154	447932070
435310156	435483557	435648654	435809074	437992704	440505253	448098707	448128736	448159038	448189290	448219550	448249805	448279968	448310151	448340273	448371146	448400366	448430413	433539228	447932088
435310313	435483581	435648662	435809090	437992753	440505261	448098715	448128744	448159046	448189308	448219568	448249813	448279976	448310169	448340281	448371153	448400374	448430421	433543808	447932096
435310339	435483615	435648688	435809157	437992845	440505303	448098723	448128751	448159053	448189316	448219576	448249821	448279984	448310177	448340299	448371161	448400382	448430439	433543840	447932104
435310362	435483656	435648696	435809199	437992951	440505352	448098731	448128769	448159061	448189324	448219584	448249839	448279992	448310185	448340307	448371179	448400390	448430447	433545290	447932112
435310370	435483706	435648712	435809207	437993017	440505436	448098749	448128777	448159079	448189332	448219592	448249847	448280008	448310193	448340315	448371187	448400408	448430454	433548922	447932120
435310461	435483771	435648746	435809249	437993140	440505444	448098764	448128785	448159087	448189340	448219600	448249854	448280016	448310201	448340323	448371195	448400416	448430462	433554870	447932138
435310479	435483797	435648761	435809348	437993306	440505576	448098772	448128793	448159095	448189357	448219618	448249862	448280024	448310219	448340331	448371203	448400424	448430470	433559192	447932146
435310487	435483821	435648779	435809405	437993389	440505618	448098780	448128801	448159103	448189365	448219626	448249870	448280032	448310227	448340349	448371211	448400432	448430488	433562014	447932153
435310750	435483839	435648852	435809447	437993694	440505659	448098798	448128819	448159111	448189373	448219634	448249888	448280040	448310235	448340356	448371229	448400440	448430496	433562196	447932161
435310776	435483888	435648860	435809470	437993793	440505667	448098806	448128827	448159129	448189381	448219642	448249896	448280057	448310243	448340364	448371237	448400457	448430504	433564200	447932179
435310792	435483912	435648902	435809488	437994213	440505717	448098814	448128835	448159137	448189399	448219659	448249904	448280065	448310250	448340372	448371245	448400465	448430512	433564333	447932187
435310818	435483938	435648910	435809546	437994254	440505824	448098822	448128843	448159145	448189407	448219667	448249912	448280073	448310268	448340380	448371252	448400473	448430520	433573813	447932195
435310891	435483961	435648928	435809603	437994262	440505840	448098830	448128850	448159152	448189415	448219675	448249920	448280081	448310276	448340398	448371260	448400481	448430538	433578259	447932203
435311006	435483987	435648985	435809645	437994296	440505907	448098848	448128868	448159160	448189423	448219683	448249938	448280099	448310284	448340406	448371278	448400499	448430546	433578309	447932211
435311196	435484019	435649017	435809702	437994478	440505923	448098855	448128876	448159178	448189431	448219691	448249946	448280107	448310292	448340414	448371286	448400507	448430553	433580610	447932229
435311238	435484027	435649041	435809728	437994486	440505964	448098863	448128884	448159186	448189449	448219709	448249953	448280115	448310300	448340422	448371294	448400515	448430561	433582483	447932237
435311246	435484043	435649223	435809736	437994528	440505972	448098871	448128892	448159194	448189456	448219717	448249961	448280123	448310318	448340430	448371302	448400523	448430579	433585296	447932245
435311279	435484050	435649231	435809751	437994551	440505980	448098889	448128900	448159202	448189464	448219733	448249979	448280131	448310326	448340448	448371310	448400531	448430587	433585379	447932252
435311295	435484084	435649280	435809801	437994601	440505998	448098897	448128918	448159210	448189472	448219741	448249987	448280149	448310334	448340455	448371328	448400549	448430595	433594116	447932260
435311352	435484092	435649306	435809819	437994650	440506202	448098905	448128926	448159228	448189480	448219758	448249995	448280156	448310342	448340463	448371336	448400556	448430603	433595998	447932278
435311394	435484142	435649322	435809850	437994767	440506210	448098913	448128934	448159236	448189498	448219766	448250001	448280164	448310359	448340471	448371344	448400564	448430611	433601986	447932286
435311410	435484266	435649330	435809868	437994809	440506236	448098921	448128942	448159244	448189506	448219774	448250019	448280172	448310367	448340489	448371351	448400572	448430629	433604998	447932294
435311642	435484324	435649355	435809876	437994817	440506327	448098939	448128959	448159251	448189514	448219782	448250027	448280180	448310375	448340497	448371369	448400580	448430637	433605607	447932302
435311659	435484332	435649454	435809991	437994981	440506368	448098947	448128967	448159277	448189522	448219790	448250035	448280198	448310383	448340505	448371377	448400598	448430645	433607009	447932310
435311675	435484365	435649488	435810031	437995103	440506376	448098954	448128975	448159285	448189530	448219808	448250043	448280206	448310391	448340513	448371385	448400606	448430652	433609930	447932328
435311717	435484381	435649496	435810049	437995269	440506400	448098962	448128983	448159293	448189548	448219816	448250050	448280214	448310409	448340521	448371393	448400614	448430660	433614708	447932336
435311725	435484449	435649512	435810130	437995277	440506418	448098970	448128991	448159301	448189555	448219824	448250068	448280222	448310417	448340539	448371401	448400622	448430678	433619152	447932344
435311741	435484464	435649561	435810148	437995335	440506517	448098988	448129007	448159319	448189563	448219832	448250076	448280230	448310425	448340547	448371419	448400630	448430686	433620960	447932351
435311782	435484480	435649603	435810163	437995350	440506541	448098996	448129015	448159327	448189571	448219840	448250084	448280248	448310433	448340554	448370270	448400648	448430694	433629250	447932369
435311915	435484530	435649645	435810205	437995467	440506558	448099002	448129023	448159335	448189589	448219857	448250092	448280255	448310441	448340562	448370288	448400655	448430702	433629581	447932377
435311964	435484654	435649686	435810213	437995475	440506566	448099010	448129031	448159343	448189597	448219865	448250100	448280263	448310458	448340570	448370296	448400663	448430710	433632858	447932385
435311998	435484779	435649702	435810247	437995665	440506574	448099028	448129049	448159350	448189605	448219873	448250118	448280271	448310466	448340588	448370304	448400671	448430728	433640885	447932393
435312012	435485032	435649736	435810296	437995731	440506657	448099036	448129056	448159368	448189613	448219881	448250126	448280289	448310474	448340596	448370312	448400689	448430736	433640935	447932401
435312129	435485040	435649793	435810320	437995871	440506673	448099044	448129064	448159376	448189621	448219899	448250134	448280297	448310482	448340604	448370320	448400697	448430744	433653532	447932419
435312210	435485123	435649835	435810411	437995996	440506814	448099051	448129072	448159384	448189639	448219907	448250142	448280305	448310490	448340612	448370338	448400705	448430751	433654696	447932427
435312251	435485149	435649884	435810437	437996051	440506889	448099069	448129080	448159392	448189647	448219915	448250159	448280313	448310508	448340620	448370346	448400713	448430769	433655040	447932435
435312400	435485164	435649900	435810486	437996093	440506905	448099077	448129098	448159400	448189654	448219923	448250167	448280321	448310516	448340638	448370353	448400721	448430777	433656113	447932443
435312459	435485172	435650080	435810536	437996184	440506913	448099085	448129106	448159418	448189662	448219931	448250175	448280339	448310524	448340646	448370361	448400739	448430785	433659828	447932450
435312558	435485271	435650155	435810585	437996259	440506921	448099093	448129114	448159426	448189670	448219949	448250183	448280347	448310532	448340653	448370379	448400747	448430793	433661055	447932468
435312566	435485305	435650163	435810601	437996283	440506962	448099101	448129122	448159434	448189688	448219956	448250191	448280354	448310540	448340661	448370387	448400754	448430801	433666104	447932476
435312590	435485362	435650197	435810635	437996788	440507002	448099119	448129130	448159442	448189696	448219964	448250209	448280362	448310557	448340679	448370395	448400762	448430819	433675055	447932484
435312624	435485388	435650247	435810692	437996978	440507069	448099127	448129148	448159459	448189704	448219972	448250217	448280370	448310565	448340687	448370403	448400770	448430827	433676178	447932492
435312673	435485560	435650296	435810700	437997026	440507101	448099135	448129155	448159467	448189712	448219980	448250225	448280388	448310573	448340695	448370411	448400788	448430835	433679248	447932500
435312764	435485628	435650353	435810734	437997240	440507143	448099143	448129163	448159475	448189720	448219998	448250233	448280396	448310581	448340703	448370429	448400796	448430843	433682689	447932518
435312822	435485636	435650361	435810783	437997398	440507267	448099150	448129171	448159483	448189738	448220004	448250241	448280404	448310599	448340711	448370437	448400804	448430850	433685807	447932526
435312830	435485644	435650429	435810791	437998149	440507275	448099168	448129189	448159491	448189746	448220012	448250258	448280412	448310607	448340729	448370445	448400812	448430868	433686235	447932534
435312905	435485669	435650452	435810825	437998982	440507309	448099176	448129197	448159509	448189753	448220020	448250266	448280420	448310615	448340737	448370452	448400820	448430876	433689130	447932542
435313028	435485693	435650494	435810858	437999477	440507440	448099184	448129205	448159517	448189761	448220038	448250274	448280438	448310623	448340745	448370460	448400838	448430884	433692795	447932559
435313077	435485750	435650700	435810866	438000127	440507515	448099192	448129213	448159525	448189779	448220046	448250282	448280446	448310631	448340752	448370478	448400846	448430892	433694338	447932567
435313101	435485917	435651161	435810916	438001711	440507606	448099200	448129221	448159533	448189787	448220053	448250290	448280453	448310649	448340760	448370486	448400853	448430900	433697604	447932575
435313176	435485941	435651203	435810924	438001885	440507655	448099218	448129239	448159558	448189795	448220061	448250308	448280461	448310656	448340778	448370494	448400861	448430918	433697612	447932591
435313200	435485974	435651286	435810957	438002552	440507663	448099226	448129247	448159566	448189803	448220079	448250316	448280479	448310664	448340786	448370502	448400879	448430926	433700176	447932609
435313374	435486030	435651310	435811005	438003782	440507689	448099234	448129254	448159574	448189811	448220087	448250324	448280487	448310672	448340794	448370510	448400887	448430934	433711694	447932617
435313408	435486188	435651450	435811161	438003857	440507697	448099242	448129262	448159582	448189829	448220095	448250332	448280495	448310680	448340802	448370528	448400895	448430942	433728243	447932625
435313440	435486287	435651757	435811534	438004285	440507721	448099259	448129270	448159590	448189837	448220103	448250340	448280503	448310698	448340810	448370536	448400903	448430959	433731106	447932633
435313549	435486337	435651765	435811583	438004897	440507770	448099267	448129288	448159608	448189845	448220111	448250357	448280511	448310706	448340828	448370544	448400911	448430967	433740958	447932641
435313572	435486345	435651773	435811641	438004954	440507796	448099275	448129296	448159616	448189852	448220129	448250365	448280529	448310714	448340836	448370551	448400929	448430975	433746294	447932658
435313580	435486360	435651781	435811674	438005209	440507820	448099283	448129304	448159624	448189860	448220137	448250373	448280537	448310730	448340844	448370569	448400937	448430983	433758992	447932666
435313697	435486451	435651872	435811922	438005654	440507895	448099291	448129312	448159632	448189878	448220145	448250381	448280545	448310748	448340851	448370577	448400945	448430991	433759172	447932674
435313713	435486527	435651880	435812037	438005969	440507911	448099309	448129320	448159640	448189886	448220152	448250399	448280552	448310755	448340869	448370585	448400952	448431007	433766375	447932682
435313754	435487152	435651955	435812102	438006074	440507945	448099317	448129338	448159657	448189894	448220160	448250407	448280560	448310763	448340877	448370593	448400960	448431015	433770567	447932690
435313788	435487301	435652052	435812169	438006132	440507960	448099325	448129346	448159665	448189902	448220178	448250415	448280578	448310771	448340885	448370601	448400978	448431023	433771219	447932708
435313796	435487350	435652078	435812334	438006199	440508026	448099333	448129353	448159673	448189910	448220186	448250423	448280586	448310789	448340893	448370619	448400986	448431031	433771466	447932716
435313804	435487392	435652136	435812391	438006611	440508067	448099341	448129361	448159681	448189928	448220194	448250431	448280594	448310797	448340901	448370627	448400994	448431049	433773405	447932724
435313812	435487509	435652169	435812409	438006694	440508190	448099358	448129379	448159699	448189936	448220202	448250449	448280602	448310805	448340919	448370635	448401000	448431056	433775228	447932732
435313853	435487541	435652227	435812466	438007445	440508232	448099366	448129387	448159707	448189944	448220210	448250456	448280610	448310813	448340927	448370643	448401018	448431064	433784444	447932740
435313903	435487582	435652284	435812474	438008211	440508281	448099374	448129395	448159715	448189951	448220228	448250464	448280628	448310821	448340935	448370650	448401026	448431072	433786266	447932757
435313911	435487608	435652342	435812524	438008237	440508364	448099382	448129403	448159723	448189969	448220236	448250472	448280636	448310839	448340943	448370668	448401034	448431080	433787371	447932765
435313978	435487616	435652417	435812540	438008765	440508687	448099390	448129411	448159731	448189977	448220244	448250480	448280644	448310847	448340950	448370676	448401042	448431098	433787876	447932773

SCH-A-25

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435314042	435487640	435652425	435812615	438009177	440508703	448099408	448129429	448159749	448189985	448220251	448250498	448280651	448310854	448340968	448370684	448401059	448431106	433806049	447932781
435314158	435487673	435652466	435812755	438009706	440508737	448099416	448129437	448159756	448189993	448220269	448250506	448280669	448310862	448340976	448370692	448401067	448431114	433816105	447932799
435314190	435487681	435652508	435812763	438009821	440508752	448099424	448129445	448159772	448190009	448220277	448250514	448280677	448310870	448340984	448370700	448401075	448431122	433818275	447932807
435314240	435487699	435652557	435812904	438009920	440508794	448099432	448129452	448159780	448190017	448220285	448250522	448280685	448310888	448340992	448370718	448401083	448431130	433825429	447932815
435314364	435487715	435653001	435813092	438009979	440508968	448099440	448129460	448159798	448190025	448220293	448250530	448280693	448310896	448341008	448370726	448401091	448431148	433828712	447932823
435314380	435487830	435653191	435813191	438010126	440509016	448099457	448129478	448159806	448190033	448220301	448250548	448280701	448310904	448341016	448370734	448401109	448431155	433829603	447932831
435314406	435487871	435653209	435813217	438010290	440509214	448099465	448129486	448159814	448190041	448220319	448250555	448280719	448310912	448341024	448370742	448401117	448431163	433830825	447932849
435314448	435487913	435653217	435813241	438010332	440509248	448099473	448129494	448159822	448190058	448220327	448250563	448280727	448310920	448341032	448370759	448401125	448431171	433842986	447932856
435314539	435488044	435653233	435813258	438010340	440509255	448099481	448129502	448159830	448190066	448220335	448250571	448280735	448310938	448341040	448370767	448401133	448431189	433843729	447932864
435314802	435488200	435653316	435813274	438010449	440509263	448099499	448129510	448159848	448190074	448220343	448250589	448280743	448310946	448341057	448370775	448401158	448431197	433845096	447932872
435314901	435488275	435653357	435813282	438010738	440509289	448099507	448129528	448159855	448190082	448220350	448250597	448280750	448310953	448341065	448370783	448401166	448431205	433846631	447932880
435315452	435488291	435653365	435813290	438010746	440509370	448099515	448129536	448159863	448190090	448220368	448250605	448280768	448310961	448341073	448370791	448401174	448431213	433852001	447932898
435315585	435488895	435653381	435813316	438010761	440509479	448099523	448129544	448159871	448190108	448220376	448250613	448280776	448310979	448341081	448370809	448401182	448431221	433853322	447932906
435315601	435488952	435653449	435813324	438010928	440509529	448099531	448129551	448159889	448190116	448220384	448250621	448280784	448310987	448341099	448370817	448401190	448431239	433859907	447932914
435315635	435488960	435653480	435813357	438011066	440509636	448099549	448129569	448159897	448190124	448220392	448250639	448280792	448310995	448341107	448370825	448401208	448431247	433860343	447932922
435315692	435489034	435653589	435813407	438011074	440509776	448099556	448129577	448159905	448190132	448220400	448250647	448280800	448311001	448341115	448370833	448401216	448431254	433867637	447932930
435315734	435489059	435653621	435813456	438011108	440509917	448099564	448129585	448159913	448190140	448220418	448250654	448280818	448311019	448341123	448370841	448401224	448431262	433871282	447932948
435315742	435489075	435653639	435813464	438011181	440510014	448099572	448129593	448159921	448190157	448220426	448250662	448280826	448311027	448341131	448370858	448401232	448431270	433893583	447932955
435315767	435489083	435653654	435813530	438011199	440510048	448099580	448129601	448159939	448190165	448220434	448250670	448280834	448311035	448341149	448370866	448401240	448431288	433898848	447932963
435315809	435489141	435653662	435813589	438011298	440510147	448099598	448129619	448159947	448190173	448220442	448250688	448280842	448311043	448341156	448370874	448401257	448431296	433902509	447932971
435315866	435489174	435653670	435813670	438011363	440510154	448099606	448129627	448159954	448190181	448220459	448250696	448280859	448311050	448341164	448370882	448401265	448431304	433906294	447932989
435316179	435489232	435653688	435813688	438011496	440510261	448099614	448129635	448159962	448190199	448220467	448250704	448280867	448311068	448341172	448370890	448401273	448431312	433906856	447932997
435316245	435489380	435653878	435813712	438011512	440510295	448099622	448129643	448159970	448190207	448220475	448250712	448280875	448311076	448341180	448370908	448401281	448431320	433906997	447933003
435316286	435489455	435653886	435813720	438011546	440510329	448099630	448129650	448159988	448190215	448220483	448250720	448280883	448311084	448341198	448370916	448401299	448431338	433921038	447933011
435316310	435489562	435653894	435813753	438011611	440510378	448099648	448129668	448159996	448190223	448220491	448250738	448280891	448311092	448341206	448370924	448401307	448431346	433923778	447933029
435316328	435489588	435653928	435813761	438011660	440510477	448099655	448129676	448160002	448190231	448220509	448250746	448280909	448311100	448341214	448370932	448401315	448431353	433924115	447933037
435316351	435489596	435654009	435813852	438011686	440510485	448099663	448129684	448160010	448190249	448220517	448250753	448280917	448311118	448341222	448370940	448401323	448431361	433928785	447933045
435316393	435489679	435654017	435813910	438011702	440510535	448099671	448129692	448160028	448190256	448220525	448250761	448280925	448311126	448341230	448370957	448401331	448431379	433929940	447933052
435316419	435489737	435654041	435813928	438011728	440510550	448099689	448129700	448160036	448190264	448220533	448250779	448280933	448311134	448341248	448370965	448401349	448431387	433931334	447933060
435316427	435489778	435654074	435813944	438011769	440510584	448099697	448129718	448160044	448190272	448220541	448250787	448280941	448311142	448341255	448370973	448401356	448431395	433934304	447933078
435316443	435489794	435654082	435813985	438011777	440510618	448099705	448129726	448160051	448190280	448220558	448250795	448280958	448311159	448341263	448370981	448401364	448431403	433940764	447933086
435316468	435489802	435654132	435813993	438011876	440510667	448099713	448129734	448160069	448190298	448220566	448250803	448280966	448311167	448341271	448370999	448401372	448431411	433941440	447933094
435316591	435489810	435654165	435814058	438011900	440510733	448099721	448129742	448160077	448190306	448220574	448250811	448280974	448311175	448341289	448371005	448401380	448431429	433948734	447933102
435316633	435490172	435654173	435814082	438011942	440510774	448099739	448129759	448160085	448190314	448220582	448250829	448280982	448311183	448341297	448371013	448401398	448431437	433949021	447933110
435316641	435490271	435654231	435814090	438011959	440510808	448099747	448129767	448160093	448190322	448220590	448250837	448280990	448311191	448341305	448371021	448401406	448431445	433950128	447933128
435316716	435490347	435654280	435814181	438012031	440510816	448099754	448129775	448160101	448190330	448220608	448250845	448281006	448311209	448341313	448371039	448401414	448431452	433951035	447933136
435316732	435490388	435654322	435814199	438012080	440510881	448099762	448129783	448160119	448190348	448220616	448250852	448281014	448311217	448341321	448371047	448401422	448431460	433962800	447933144
435316815	435490420	435654389	435814355	438012213	440510899	448099770	448129791	448160127	448190355	448220624	448250860	448281022	448311225	448341339	448371054	448401430	448431478	433971280	447933151
435316856	435490453	435654462	435814371	438012247	440510923	448099788	448129809	448160135	448190363	448220632	448250878	448281030	448311233	448341347	448371062	448401448	448431486	433971611	447933169
435316864	435490552	435654488	435814447	438012262	440510931	448099796	448129817	448160143	448190371	448220640	448250886	448281048	448311241	448341354	448371427	448401455	448431494	433972023	447933177
435316914	435490560	435654496	435814512	438012270	440510972	448099804	448129825	448160150	448190389	448220657	448250894	448281055	448311258	448341362	448371435	448401463	448431502	433975273	447933185
435316989	435490685	435654553	435814546	438012387	440511087	448099812	448129833	448160168	448190397	448220665	448250902	448281063	448311266	448341370	448371443	448401471	448431510	433977808	447933193
435317086	435490719	435654629	435814587	438012478	440511186	448099820	448129841	448160176	448190405	448220673	448250910	448281071	448311274	448341388	448371450	448401489	448431528	433978939	447933201
435317094	435490750	435654678	435814595	438012569	440511210	448099838	448129858	448160184	448190413	448220681	448250928	448281089	448311282	448341396	448371468	448401497	448431536	433989738	447933219
435317110	435490826	435654728	435814652	438012585	440511293	448099846	448129866	448160192	448190421	448220699	448250936	448281097	448311290	448341404	448371476	448401505	448431544	433991890	447933227
435317136	435490834	435654736	435814694	438012635	440511327	448099853	448129874	448160200	448190439	448220707	448250944	448281105	448311308	448341412	448371484	448401513	448431551	433995172	447933235
435317169	435490875	435654835	435814744	438012718	440511426	448099861	448129882	448160218	448190447	448220715	448250951	448281113	448311316	448341420	448371492	448401521	448431569	434000345	447933243
435317284	435490891	435654876	435814819	438012759	440511475	448099879	448129890	448160226	448190454	448220723	448250969	448281121	448311324	448341438	448371500	448401539	448431577	434000881	447933250
435317383	435491014	435654884	435814827	438012775	440511533	448099887	448129908	448160234	448190462	448220731	448250977	448281139	448311332	448341446	448371518	448401547	448431585	434002853	447933268
435317433	435492327	435654918	435816178	438012817	440511541	448099895	448129916	448160242	448190470	448220749	448250985	448281147	448311340	448341453	448371526	448401554	448431593	434004057	447933276
435318597	435492335	435654991	435816194	438012833	440511574	448099903	448129924	448160259	448190488	448220756	448250993	448281154	448311357	448341461	448371534	448401562	448431601	434005161	447933284
435318738	435492434	435655006	435816202	438012999	440511616	448099911	448129932	448160267	448190496	448220764	448251009	448281162	448311365	448341479	448371542	448401570	448431619	434007035	447933292
435318886	435492459	435655014	435816251	438013047	440511673	448099929	448129940	448160275	448190504	448220772	448251017	448281170	448311373	448341487	448371559	448401588	448431627	434011524	447933300
435318902	435492525	435655071	435816269	438013054	440511681	448099937	448129957	448160283	448190512	448220780	448251025	448281188	448311381	448341495	448371567	448401596	448431635	434013371	447933318
435318944	435492558	435655097	435816327	438013187	440511723	448099945	448129965	448160291	448190520	448220798	448251033	448281196	448311399	448341503	448371575	448401604	448431643	434014205	447933326
435318951	435492574	435655121	435816350	438013278	440511947	448099952	448129973	448160309	448190538	448220806	448251041	448281204	448311407	448341511	448371583	448401612	448431650	434025995	447933334
435318969	435492632	435655139	435816384	438013294	440511954	448099960	448129981	448160317	448190546	448220814	448251058	448281212	448311415	448341529	448371591	448401620	448431668	434029708	447933342
435319041	435492665	435655170	435816400	438013310	440512010	448099978	448129999	448160325	448190553	448220822	448251066	448281220	448311423	448341537	448371609	448401638	448431676	434039640	447933359
435319058	435492681	435655188	435816541	438013393	440512044	448099986	448130005	448160333	448190561	448220830	448251074	448281238	448311431	448341545	448371617	448401646	448431684	434042941	447933367
435319066	435492699	435655352	435816558	438013484	440512085	448099994	448130039	448160341	448190579	448220848	448251082	448281246	448311449	448341552	448371625	448401653	448431692	434072310	447933375
435319116	435492749	435655378	435816582	438013526	440512101	448100008	448130047	448160358	448190587	448220855	448251090	448281253	448311456	448341560	448371633	448401661	448431700	434075875	447933383
435319173	435492848	435655386	435816590	438013609	440512127	448100016	448130054	448160366	448190595	448220863	448251108	448281261	448311464	448341578	448371641	448401679	448431718	434076568	447933391
435319322	435492897	435655402	435816632	438013666	440512176	448100024	448130062	448160374	448190603	448220871	448251116	448281279	448311472	448341586	448371658	448401687	448431726	434083499	447933409
435319413	435492905	435655428	435816731	438013674	440512309	448100032	448130070	448160382	448190611	448220889	448251124	448281287	448311480	448341594	448371666	448401695	448431734	434090809	447933417
435319587	435492939	435655436	435816756	438013690	440512325	448100040	448130088	448160390	448190629	448220897	448251132	448281303	448311498	448341602	448371674	448401703	448431742	434091211	447933425
435319710	435492954	435655477	435816772	438013724	440512333	448100057	448130096	448160408	448190637	448220905	448251140	448281311	448311506	448341610	448371682	448401711	448431759	434094686	447933433
435319736	435492988	435655550	435816806	438013773	440512390	448100065	448130104	448160416	448190645	448220913	448251157	448281329	448311514	448341628	448371690	448401729	448431767	434099974	447933441
435319744	435493010	435655626	435816830	438013948	440512440	448100073	448130112	448160424	448190652	448220921	448251165	448281337	448311522	448341636	448371708	448401737	448431775	434101374	447933458
435319777	435493069	435655667	435816889	438014110	440512499	448100081	448130120	448160432	448190660	448220939	448251173	448281345	448311530	448341644	448371716	448401745	448431783	434103297	447933466
435319843	435493119	435655691	435816905	438014144	440512515	448100099	448130138	448160440	448190678	448220947	448251181	448281352	448311548	448341651	448371724	448401752	448431791	434105342	447933474
435319850	435493143	435655717	435816939	438014201	440512564	448100107	448130146	448160457	448190686	448220954	448251199	448281360	448311555	448341669	448371732	448401760	448431809	434115846	447933482
435319884	435493218	435655808	435816947	438014243	440512572	448100115	448130153	448160465	448190694	448220962	448251207	448281378	448311563	448341677	448371740	448401778	448431817	434116059	447933490
435319967	435493267	435655907	435817010	438014250	440512580	448100123	448130161	448160473	448190702	448220970	448251215	448281386	448311571	448341685	448371757	448401786	448431825	434116182	447933508

SCH-A-26

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435320015	435493317	435655923	435817028	438014359	440512598	448100131	448130179	448160481	448190710	448220988	448251223	448281394	448311589	448341693	448371765	448401794	448431833	434116455	447933516
435320056	435493366	435655949	435817044	438014391	440512655	448100149	448130187	448160499	448190728	448220996	448251249	448281402	448311597	448341701	448371773	448401802	448431841	434116810	447933524
435320114	435493374	435655972	435817127	438014524	440512663	448100156	448130195	448160507	448190736	448221002	448251256	448281410	448311605	448341719	448371781	448401810	448431858	434118428	447933532
435320130	435493440	435655980	435817135	438014672	440512697	448100164	448130203	448160515	448190744	448221010	448251264	448281428	448311613	448341727	448371799	448401828	448431866	434120747	447933540
435320155	435493630	435656012	435817150	438014714	440512705	448100172	448130211	448160523	448190751	448221028	448251272	448281436	448311621	448341735	448371807	448401836	448431874	434122073	447933557
435320189	435493671	435657747	435817168	438014748	440512721	448100180	448130229	448160531	448190769	448221036	448251280	448281444	448311639	448341743	448371815	448401844	448431882	434123832	447933565
435320239	435493796	435657754	435817218	438014854	440512796	448100198	448130237	448160549	448190777	448221044	448251298	448281451	448311647	448341750	448371823	448401851	448431890	434126389	447933573
435320270	435493846	435657838	435817242	438014995	440512804	448100206	448130245	448160556	448190785	448221051	448251306	448281469	448311662	448341768	448371831	448401869	448431908	434129623	447933599
435320429	435493978	435657846	435817267	438015042	440512812	448100214	448130252	448160564	448190793	448221069	448251314	448281477	448311670	448341776	448371849	448401877	448431916	434131330	447933607
435320460	435493986	435657929	435817275	438015059	440512846	448100222	448130260	448160572	448190801	448221077	448251322	448281485	448311688	448341784	448371856	448401885	448431924	434137600	447933615
435320486	435494000	435657960	435817408	438015075	440512903	448100230	448130278	448160580	448190819	448221085	448251330	448281493	448311696	448341792	448371864	448401893	448431932	434138616	447933623
435320528	435494026	435658000	435817481	438015125	440512945	448100248	448130286	448160598	448190827	448221093	448251348	448281501	448311704	448341800	448371872	448401901	448431940	434139606	447933631
435320536	435494042	435658026	435817507	438015232	440512952	448100255	448130294	448160606	448190835	448221101	448251355	448281519	448311712	448341818	448371880	448401919	448431957	434140653	447933649
435320544	435494067	435658034	435817515	438015299	440513059	448100263	448130302	448160614	448190843	448221119	448251363	448281527	448311720	448341826	448371898	448401927	448431965	434140885	447933656
435320551	435494083	435658042	435817549	438015349	440513067	448100271	448130310	448160622	448190850	448221127	448251371	448281535	448311738	448341834	448371906	448401935	448431973	434142295	447933664
435320585	435494117	435658091	435817614	438015455	440513117	448100289	448130336	448160630	448190868	448221135	448251389	448281543	448311746	448341842	448371914	448401943	448431981	434142444	447933672
435320593	435494125	435658109	435817648	438015554	440513133	448100297	448130344	448160648	448190876	448221150	448251397	448281550	448311753	448341859	448371922	448401950	448431999	434142642	447933680
435320718	435494141	435658117	435817655	438015570	440513182	448100305	448130351	448160655	448190884	448221168	448251405	448281568	448311761	448341867	448371930	448401968	448432005	434143921	447933698
435320759	435494158	435658240	435817721	438015596	440513463	448100313	448130369	448160663	448190892	448221176	448251413	448281576	448311779	448341875	448371948	448401976	448432013	434143954	447933706
435320817	435494190	435658273	435817747	438015638	440513513	448100321	448130377	448160671	448190900	448221184	448251421	448281584	448311787	448341883	448371955	448401984	448432021	434144507	447933714
435320874	435494208	435658299	435817754	438015679	440513521	448100339	448130385	448160689	448190918	448221192	448251439	448281592	448311795	448341891	448371963	448401992	448432039	434144747	447933722
435320965	435494265	435658349	435817804	438015745	440513562	448100347	448130393	448160697	448190926	448221200	448251447	448281600	448311803	448341909	448371971	448402008	448432047	434145207	447933730
435321005	435494299	435658364	435817838	438015836	440513638	448100354	448130401	448160705	448190934	448221218	448251454	448281618	448311811	448341917	448371989	448402016	448432054	434145587	447933748
435321013	435494307	435658463	435817978	438015844	440513646	448100362	448130419	448160713	448190942	448221226	448251462	448281626	448311829	448341925	448371997	448402024	448432062	434145942	447933755
435321047	435494380	435658513	435818083	438015851	440513851	448100370	448130427	448160721	448190959	448221234	448251470	448281634	448311837	448341933	448372003	448402032	448432070	434146924	447933763
435321088	435494430	435658554	435818091	438015950	440513943	448100388	448130435	448160739	448190967	448221242	448251488	448281642	448311845	448341941	448372011	448402040	448432088	434147195	447933771
435321096	435494497	435658638	435818109	438016032	440514008	448100396	448130443	448160747	448190975	448221259	448251504	448281659	448311852	448341958	448372029	448402057	448432096	434148771	447933789
435321229	435494513	435658661	435818141	438016081	440514081	448100404	448130450	448160754	448190983	448221267	448251512	448281667	448311860	448341966	448372037	448402065	448432104	434151486	447933797
435321260	435494596	435658778	435818224	438016362	440514131	448100412	448130468	448160762	448190991	448221275	448251520	448281675	448311878	448341974	448372045	448402073	448432112	434152906	447933805
435321294	435494604	435658851	435818299	438016388	440514149	448100420	448130476	448160770	448191007	448221283	448251538	448281683	448311886	448341982	448372052	448402081	448432120	434156261	447933813
435321344	435494620	435658877	435818323	438016651	440514214	448100438	448130484	448160788	448191015	448221291	448251546	448281691	448311894	448341990	448372060	448402099	448432138	434156808	447933821
435321393	435494646	435658943	435818349	438016701	440514230	448100446	448130492	448160796	448191023	448221309	448251553	448281709	448311902	448342006	448372078	448402107	448432146	434160800	447933839
435321526	435494729	435658992	435818422	438016735	440514370	448100453	448130500	448160804	448191031	448221317	448251561	448281717	448311910	448342014	448372086	448402115	448432153	434160883	447933847
435321559	435494760	435659065	435818455	438017089	440514388	448100461	448130518	448160812	448191049	448221325	448251579	448281725	448311928	448342022	448372094	448402123	448432161	434163069	447933854
435321583	435494844	435659156	435818463	438017261	440514404	448100479	448130526	448160820	448191056	448221333	448251587	448281733	448311936	448342030	448372102	448402131	448432179	434163218	447933862
435321591	435494851	435659230	435818505	438017295	440514420	448100487	448130534	448160838	448191072	448221341	448251595	448281741	448311944	448342048	448372110	448402149	448432187	434163994	447933870
435321609	435494869	435659248	435818513	438017303	440514479	448100495	448130542	448160846	448191080	448221358	448251603	448281758	448311951	448342055	448372128	448402156	448432195	434165130	447933888
435321682	435494893	435659255	435818539	438017345	440514552	448100503	448130559	448160853	448191098	448221366	448251611	448281766	448311969	448342063	448372136	448402164	448432203	434165320	447933896
435321823	435494919	435659412	435818570	438017444	440514586	448100511	448130567	448160861	448191106	448221374	448251629	448281774	448311977	448342071	448372144	448402172	448432211	434166476	447933904
435321831	435495064	435659446	435818596	438017451	440514602	448100529	448130575	448160879	448191114	448221382	448251637	448281782	448311985	448342089	448372151	448402180	448432229	434166609	447933912
435321922	435495072	435659461	435818638	438017501	440514644	448100537	448130583	448160887	448191122	448221390	448251645	448281790	448311993	448342097	448372169	448402198	448432237	434167573	447933920
435322151	435495080	435659479	435818646	438017535	440514685	448100545	448130591	448160895	448191130	448221408	448251652	448281808	448312009	448342105	448372177	448402206	448432245	434168019	447933938
435322169	435495098	435659511	435818687	438017568	440514693	448100552	448130609	448160903	448191148	448221416	448251660	448281816	448312017	448342113	448372185	448402214	448432252	434168373	447933946
435322185	435495155	435659537	435818703	438501553	440514701	448100560	448130617	448160911	448191155	448221424	448251678	448281824	448312025	448342121	448372193	448402222	448432260	434169702	447933953
435322276	435495171	435659545	435818711	438508160	440514735	448100578	448130625	448160929	448191171	448221432	448251686	448281832	448312033	448342139	448372201	448402230	448432278	434171286	447933961
435322300	435495213	435659594	435818737	438519001	440514826	448100586	448130633	448160937	448191189	448221440	448251694	448281840	448312041	448342147	448372219	448402248	448432286	434171401	447933979
435322342	435495320	435659636	435818745	438547655	440514859	448100594	448130641	448160945	448191197	448221457	448251702	448281857	448312058	448342154	448372227	448402255	448432294	434174892	447933987
435322359	435495346	435659644	435818760	438558652	440514909	448100602	448130658	448160952	448191205	448221465	448251710	448281865	448312066	448342162	448372235	448402263	448432302	434175774	447933995
435322466	435495403	435659669	435818778	438569311	440514917	448100610	448130666	448160960	448191213	448221473	448251728	448281873	448312074	448342170	448372243	448402271	448432310	434175865	447934001
435322524	435495437	435659693	435818877	438581142	440514933	448100628	448130674	448160978	448191221	448221481	448251736	448281881	448312082	448342196	448372250	448402289	448432328	434176657	447934019
435322581	435495445	435659727	435818935	438586653	440514958	448100636	448130682	448160986	448191239	448221499	448251744	448281899	448312090	448342204	448372268	448402297	448432336	434177499	447934027
435322631	435495460	435659800	435818992	438595530	440514966	448100644	448130690	448160994	448191247	448221507	448251751	448281907	448312108	448342212	448372276	448402305	448432344	434177929	447934035
435322656	435495478	435659966	435819008	438604902	440514982	448100651	448130708	448161000	448191254	448221515	448251769	448281915	448312116	448342220	448372284	448402313	448432351	434180014	447934043
435322706	435495536	435660030	435819032	438608382	440515039	448100669	448130716	448161018	448191262	448221523	448251777	448281923	448312124	448342238	448372292	448402321	448432369	434182267	447934050
435322797	435495593	435660063	435819057	438617557	440515146	448100677	448130724	448161026	448191270	448221531	448251785	448281931	448312132	448342246	448372300	448402339	448432377	434182648	447934068
435322854	435495684	435660089	435819073	438627796	440515187	448100685	448130732	448161034	448191288	448221549	448251793	448281949	448312140	448342253	448372318	448402347	448432385	434184271	447934076
435322904	435495692	435660105	435819099	438629644	440515195	448100693	448130740	448161042	448191296	448221556	448251801	448281956	448312157	448342261	448372326	448402354	448432393	434191383	447934084
435322912	435495759	435660162	435819107	438632465	440515229	448100701	448130757	448161059	448191304	448221564	448251819	448281964	448312165	448342279	448372334	448402362	448432401	434191961	447934092
435323027	435495957	435660261	435819222	438632861	440515252	448100719	448130765	448161067	448191312	448221572	448251827	448281972	448312173	448342287	448372342	448402370	448432419	434193066	447934100
435323050	435495981	435660303	435819230	438647604	440515450	448100727	448130773	448161075	448191320	448221580	448251835	448281980	448312181	448342295	448372359	448402388	448432427	434193975	447934118
435323068	435496179	435660337	435819271	438659724	440515468	448100735	448130781	448161083	448191338	448221598	448251843	448281998	448312199	448342303	448372367	448402396	448432435	434196119	447934126
435323084	435496203	435660352	435819370	438664161	440515484	448100743	448130799	448161091	448191346	448221606	448251850	448282004	448312207	448342311	448372375	448402404	448432443	434196382	447934134
435323092	435496245	435660360	435819453	438666067	440515500	448100750	448130807	448161109	448191353	448221614	448251868	448282012	448312215	448342329	448372383	448402412	448432450	434199451	447934142
435323100	435496260	435660402	435819479	438672412	440515534	448100768	448130815	448161117	448191361	448221622	448251876	448282020	448312223	448342337	448372391	448402420	448432468	434203949	447934159
435323118	435496286	435660477	435819552	438673212	440515567	448100776	448130831	448161125	448191379	448221630	448251884	448282038	448312231	448342345	448372409	448402438	448432476	434205522	447934167
435323126	435496492	435660485	435819578	438686917	440515583	448100784	448130849	448161133	448191387	448221648	448251892	448282046	448312249	448342352	448372417	448402446	448432484	434205605	447934175
435323159	435496526	435660501	435819594	438697294	440515625	448100792	448130856	448161141	448191395	448221655	448251900	448282053	448312256	448342360	448372425	448402453	448432492	434206439	447934191
435323233	435496534	435660600	435819636	438702987	440515658	448100800	448130864	448161158	448191403	448221663	448251918	448282061	448312264	448342378	448372433	448402461	448432500	434207890	447934209
435323324	435496575	435660683	435819644	438707960	440515674	448100818	448130872	448161166	448191411	448221671	448251926	448282079	448312272	448342386	448372441	448402479	448432518	434208658	447934217
435323340	435496591	435660725	435819651	438717860	440515799	448100826	448130880	448161174	448191429	448221689	448251934	448282087	448312280	448342394	448372458	448402487	448432526	434210266	447934225
435323357	435496625	435660766	435819669	438722712	440515856	448100834	448130898	448161182	448191437	448221697	448251942	448282095	448312298	448342402	448372466	448402495	448432534	434211314	447934233
435323365	435496732	435660840	435819768	438723801	440515864	448100842	448130906	448161190	448191445	448221705	448251959	448282103	448312306	448342410	448372474	448402503	448432542	434213625	447934241
435323381	435496849	435660857	435819792	438726788	440515906	448100859	448130914	448161208	448191460	448221713	448251967	448282111	448312314	448342428	448372482	448402511	448432559	434213898	447934258

SCH-A-27

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435323522	435496922	435660881	435819875	438728438	440515955	448100867	448130922	448161216	448191478	448221721	448251975	448282129	448312322	448342436	448372490	448402529	448432567	434214243	447934266
435323555	435497110	435660964	435819883	438729659	440516037	448100875	448130930	448161224	448191486	448221739	448251983	448282137	448312330	448342444	448372508	448402537	448432575	434214292	447934274
435323613	435497144	435660998	435819933	438731465	440516086	448100883	448130948	448161232	448191494	448221747	448251991	448282145	448312348	448342451	448372516	448402545	448432583	434214847	447934282
435323621	435497193	435661038	435819966	438734303	440516102	448100891	448130955	448161240	448191502	448221754	448252007	448282152	448312355	448342469	448372524	448402552	448432591	434215513	447934290
435323670	435497367	435661087	435820022	438738692	440516110	448100909	448130963	448161257	448191510	448221762	448252015	448282160	448312363	448342477	448372532	448402560	448432609	434217618	447934308
435323688	435497482	435661095	435820030	438738817	440516235	448100917	448130971	448161273	448191528	448221770	448252023	448282186	448312371	448342485	448372540	448402578	448432617	434219457	447934316
435323696	435497557	435661111	435820089	438738908	440516284	448100925	448130989	448161281	448191536	448221788	448252031	448282194	448312389	448342493	448372557	448402586	448432625	434219911	447934324
435323720	435497599	435661152	435820139	438739021	440516300	448100933	448130997	448161299	448191544	448221796	448252049	448282202	448312397	448342501	448372565	448402594	448432633	434219937	447934332
435323761	435497722	435661194	435820279	438739187	440516367	448100941	448131003	448161307	448191551	448221804	448252056	448282210	448312405	448342519	448372573	448402602	448432641	434220067	447934357
435323787	435497797	435661236	435820295	438739294	440516441	448100958	448131011	448161315	448191569	448221812	448252064	448282228	448312413	448342527	448372581	448402610	448432658	434220083	447934365
435323845	435497805	435661269	435820394	438739468	440516458	448100966	448131029	448161323	448191577	448221820	448252072	448282236	448312421	448342535	448372599	448402628	448432666	434223707	447934373
435323852	435497847	435661301	435820428	438739567	440516466	448100974	448131037	448161331	448191585	448221838	448252080	448282244	448312439	448342543	448372607	448402636	448432674	434223731	447934381
435323878	435497862	435661400	435820477	438739674	440516474	448100982	448131045	448161349	448191593	448221846	448252098	448282251	448312447	448342550	448372615	448402644	448432682	434223970	447934399
435324074	435497904	435661426	435820527	438739856	440516508	448100990	448131052	448161356	448191601	448221853	448252106	448282269	448312454	448342568	448372623	448402651	448432690	434227609	447934407
435324082	435497920	435661525	435820543	438739997	440516615	448101006	448131060	448161364	448191619	448221861	448252114	448282277	448312462	448342576	448372631	448402669	448432708	434230587	447934415
435324108	435497946	435661541	435820592	438740045	440516631	448101014	448131078	448161372	448191627	448221879	448252122	448282285	448312470	448342584	448372649	448402677	448432716	434233441	447934423
435324165	435498019	435661632	435820642	438740169	440516730	448101022	448131086	448161380	448191635	448221887	448252130	448282293	448312488	448342592	448372656	448402685	448432724	434236022	447934431
435324405	435498076	435661665	435820717	438740367	440516763	448101030	448131094	448161398	448191643	448221895	448252148	448282301	448312496	448342600	448372664	448402693	448432732	434236394	447934449
435324470	435498092	435661673	435820774	438740441	440516771	448101048	448131102	448161406	448191650	448221903	448252155	448282319	448312504	448342618	448372672	448402701	448432740	434236923	447934456
435324496	435498118	435661806	435820824	438740490	440516854	448101055	448131110	448161414	448191668	448221911	448252163	448282327	448312512	448342626	448372680	448402719	448432757	434237467	447934464
435324678	435498142	435661848	435820907	438740508	440516938	448101063	448131128	448161422	448191676	448221929	448252171	448282335	448312538	448342634	448372698	448402727	448432765	434237574	447934472
435324694	435498175	435662036	435820915	438740524	440516946	448101071	448131136	448161430	448191684	448221937	448252189	448282343	448312546	448342642	448372706	448402735	448432773	434240792	447934480
435324728	435498183	435662051	435820923	438740565	440516953	448101089	448131144	448161448	448191692	448221945	448252197	448282350	448312553	448342659	448372714	448402743	448432781	434241881	447934498
435324744	435498274	435662093	435820949	438740573	440516961	448101097	448131151	448161455	448191700	448221952	448252205	448282368	448312561	448342667	448372722	448402750	448432799	434242939	447934506
435324769	435498472	435662143	435821004	438740854	440517035	448101105	448131169	448161463	448191718	448221960	448252213	448282376	448312579	448342675	448372730	448402768	448432807	434244166	447934514
435324876	435498480	435662168	435821012	438740961	440517050	448101113	448131177	448161471	448191726	448221978	448252221	448282384	448312587	448342683	448372748	448402776	448432815	434244653	447934522
435324900	435498498	435662184	435821103	438741100	440517076	448101121	448131185	448161489	448191734	448221986	448252239	448282400	448312595	448342691	448372755	448402784	448432823	434245114	447934530
435324975	435498555	435662358	435821160	438741241	440517100	448101139	448131193	448161497	448191742	448221994	448252247	448282418	448312603	448342709	448372763	448402792	448432831	434245932	447934548
435325014	435498563	435662432	435821210	438741308	440517126	448101147	448131201	448161505	448191759	448222000	448252254	448282426	448312611	448342717	448372771	448402800	448432849	434250015	447934555
435325063	435498613	435662457	435821319	438741316	440517183	448101154	448131219	448161513	448191767	448222018	448252262	448282434	448312629	448342725	448372789	448402818	448432856	434250478	447934563
435325071	435498621	435662481	435821384	438741696	440517217	448101162	448131227	448161521	448191775	448222026	448252270	448282442	448312637	448342733	448372797	448402826	448432864	434251427	447934571
435325113	435498639	435662556	435821426	438741928	440517241	448101170	448131235	448161539	448191783	448222034	448252288	448282459	448312645	448342741	448372805	448402834	448432872	434252482	447934589
435325162	435498738	435662580	435821483	438741936	440517258	448101188	448131243	448161547	448191791	448222042	448252296	448282467	448312652	448342758	448372813	448402842	448432880	434254264	447934597
435325220	435498852	435662614	435821509	438742108	440517274	448101196	448131250	448161554	448191809	448222059	448252304	448282475	448312660	448342766	448372821	448402859	448432898	434256475	447934605
435325238	435498886	435662648	435821517	438742223	440517324	448101204	448131268	448161562	448191817	448222067	448252312	448282483	448312678	448342774	448372839	448402867	448432906	434256541	447934613
435325246	435498894	435662671	435821541	438742512	440517340	448101212	448131276	448161570	448191825	448222075	448252320	448282491	448312686	448342782	448372847	448402875	448432914	434257390	447934621
435325279	435498910	435662838	435821608	438742520	440517381	448101220	448131284	448161588	448191833	448222083	448252338	448282509	448312694	448342790	448372854	448402883	448432922	434260287	447934639
435325444	435498951	435662887	435821640	438742595	440517415	448101238	448131292	448161596	448191841	448222091	448252346	448282517	448312702	448342808	448372862	448402891	448432930	434260550	447934647
435325469	435499017	435662903	435821657	438742660	440517423	448101246	448131300	448161604	448191858	448222109	448252353	448282525	448312710	448342816	448372870	448402909	448432948	434260659	447934654
435325477	435499033	435662911	435821673	438742967	440517480	448101253	448131318	448161612	448191866	448222117	448252361	448282533	448312728	448342824	448372888	448402917	448432955	434261855	447934662
435325550	435499041	435662929	435821699	438743072	440517498	448101261	448131326	448161620	448191874	448222125	448252379	448282541	448312736	448342832	448372896	448402925	448432963	434263307	447934670
435325568	435499124	435662945	435821723	438743148	440517506	448101279	448131334	448161638	448191882	448222133	448252387	448282558	448312744	448342840	448372904	448402933	448432971	434264321	447934688
435325576	435499173	435663000	435821764	438743171	440517555	448101287	448131342	448161646	448191890	448222141	448252395	448282566	448312751	448342857	448372912	448402941	448432989	434264503	447934696
435325600	435499207	435663026	435821798	438743403	440517621	448101295	448131359	448161653	448191908	448222158	448252403	448282574	448312769	448342865	448372920	448402958	448432997	434264941	447934704
435325626	435499231	435663117	435821822	438743429	440517670	448101303	448131367	448161661	448191916	448222166	448252411	448282582	448312777	448342873	448372938	448402966	448433003	434267142	447934712
435325691	435499306	435663208	435821830	438743502	440517738	448101311	448131375	448161679	448191924	448222174	448252429	448282590	448312785	448342881	448372946	448402974	448433011	434267373	447934720
435325717	435499355	435663299	435821863	438743551	440517746	448101329	448131383	448161687	448191932	448222182	448252437	448282608	448312793	448342899	448372953	448402982	448433029	434267456	447934738
435325725	435499371	435663331	435821939	438743676	440517753	448101337	448131391	448161695	448191940	448222190	448252445	448282616	448312801	448342907	448372961	448402990	448433037	434268470	447934746
435325758	435499504	435663364	435821962	438743684	440517761	448101345	448131409	448161703	448191957	448222208	448252452	448282624	448312819	448342915	448372979	448403006	448433045	434270013	447934753
435325774	435499512	435663430	435822010	438743742	440517787	448101352	448131417	448161711	448191965	448222216	448252460	448282632	448312827	448342923	448372987	448403014	448433052	434271284	447934761
435325790	435499546	435663471	435822069	438744070	440517803	448101360	448131425	448161729	448191973	448222224	448252478	448282640	448312835	448342931	448372995	448403022	448433060	434272894	447934779
435325832	435499637	435663620	435822093	438744229	440517811	448101378	448131433	448161737	448191981	448222232	448252486	448282657	448312843	448342949	448373001	448403030	448433078	434274338	447934787
435325857	435499678	435663695	435822127	438744328	440517894	448101386	448131441	448161745	448191999	448222240	448252494	448282665	448312850	448342956	448373019	448403048	448433086	434274874	447934803
435325899	435499686	435663836	435822218	438744351	440517928	448101394	448131458	448161752	448192005	448222257	448252502	448282673	448312868	448342964	448373027	448403055	448433094	434275582	447934811
435325923	435499751	435663893	435822333	438744401	440517993	448101402	448131466	448161760	448192013	448222265	448252510	448282681	448312876	448342972	448373035	448403063	448433102	434277125	447934829
435325956	435499785	435663992	435822382	438744617	440518074	448101410	448131474	448161778	448192021	448222273	448252536	448282699	448312884	448342980	448373043	448403071	448433110	434278495	447934837
435325964	435499843	435664081	435822457	438744633	440518108	448101428	448131482	448161786	448192039	448222281	448252544	448282707	448312892	448342998	448373050	448403089	448433128	434278768	447934845
435326111	435499918	435664123	435822499	438744666	440518173	448101436	448131490	448161794	448192047	448222299	448252551	448282715	448312900	448343004	448373068	448403097	448433136	434278875	447934852
435326160	435499967	435664131	435822507	438744682	440518256	448101444	448131508	448161802	448192054	448222307	448252569	448282723	448312918	448343012	448373076	448403105	448433144	434279402	447934860
435326186	435500160	435664198	435822531	438744856	440518280	448101451	448131516	448161810	448192062	448222315	448252577	448282731	448312926	448343020	448373084	448403113	448433151	434282299	447934878
435326319	435500202	435664230	435822556	438744963	440518298	448101469	448131524	448161828	448192070	448222323	448252585	448282749	448312934	448343038	448373092	448403121	448433169	434283404	447934894
435326392	435500228	435664339	435822564	438744989	440518306	448101477	448131532	448161836	448192088	448222331	448252593	448282756	448312942	448343046	448373100	448403139	448433177	434287074	447934902
435326459	435500350	435664438	435822580	438745069	440518413	448101485	448131540	448161844	448192096	448222349	448252601	448282764	448312959	448343053	448373118	448403147	448433185	434287421	447934910
435326483	435500392	435664446	435822606	438745200	440518447	448101493	448131557	448161851	448192104	448222356	448252619	448282772	448312967	448343061	448373126	448403154	448433193	434290862	447934928
435326509	435500426	435664487	435822689	438745218	440518454	448101501	448131565	448161869	448192112	448222364	448252627	448282780	448312975	448343079	448373134	448403162	448433201	434290938	447934936
435326541	435500475	435664610	435822705	438745440	440518496	448101519	448131573	448161877	448192120	448222372	448252635	448282798	448312983	448343087	448373142	448403170	448433219	434292546	447934944
435326566	435500541	435664628	435822721	438745515	440518520	448101527	448131581	448161885	448192138	448222380	448252643	448282806	448312991	448343095	448373159	448403188	448433227	434293031	447934951
435326640	435500566	435664701	435822739	438745549	440518553	448101535	448131599	448161893	448192146	448222398	448252650	448282814	448313007	448343103	448373167	448403196	448433235	434293148	447934969
435326665	435500590	435664727	435822846	438745721	440518561	448101543	448131607	448161901	448192153	448222406	448252668	448282822	448313015	448343111	448373175	448403204	448433243	434294732	447934977
435326798	435500624	435664735	435822861	438745861	440518603	448101550	448131615	448161919	448192161	448222414	448252676	448282830	448313023	448343129	448373183	448403212	448433250	434299897	447934985
435326947	435500632	435664792	435822986	438745994	440518728	448101568	448131623	448161927	448192179	448222422	448252684	448282848	448313031	448343137	448373191	448403220	448433268	434300869	447934993
435327036	435500806	435664800	435823000	438746000	440518736	448101576	448131631	448161935	448192187	448222430	448252692	448282855	448313049	448343145	448373209	448403238	448433276	434301826	447935008
435327127	435500871	435664818	435823026	438746091	440518744	448101584	448131649	448161943	448192195	448222448	448252700	448282863	448313056	448343152	448373217	448403246	448433284	434304200	447935016

SCH-A-28

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435327226	435500897	435664867	435823208	438746133	440518793	448101592	448131656	448161950	448192203	448222455	448252718	448282871	448313064	448343160	448373225	448403253	448433292	434305033	447935024
435327325	435500962	435665112	435823513	438746174	440518801	448101600	448131664	448161968	448192211	448222463	448252726	448282889	448313072	448343178	448373233	448403261	448433300	434306213	447935032
435327333	435500996	435665120	435823521	438746240	440518983	448101618	448131672	448161976	448192229	448222471	448252734	448282897	448313080	448343186	448373241	448403279	448433318	434306379	447935040
435327341	435501119	435665138	435823604	438746356	440519023	448101626	448131680	448161984	448192237	448222489	448252742	448282905	448313098	448343194	448373258	448403287	448433326	434307690	447935057
435327531	435501184	435665179	435823620	438746406	440519056	448101634	448131698	448161992	448192245	448222497	448252759	448282913	448313106	448343202	448373266	448403295	448433334	434309647	447935065
435327564	435501192	435665203	435823646	438746554	440519098	448101642	448131706	448162008	448192252	448222505	448252767	448282921	448313114	448343210	448373274	448403303	448433342	434314563	447935073
435327572	435501259	435665302	435823661	438746638	440519114	448101659	448131714	448162016	448192260	448222513	448252775	448282939	448313122	448343228	448373282	448403311	448433359	434314779	447935081
435327606	435501275	435665328	435823729	438746737	440519189	448101667	448131722	448162024	448192278	448222521	448252783	448282947	448313130	448343236	448373290	448403329	448433367	434316477	447935099
435327671	435501309	435665344	435823752	438746802	440519197	448101675	448131730	448162032	448192286	448222539	448252791	448282954	448313148	448343244	448373308	448403337	448433375	434316600	447935107
435327697	435501374	435665351	435823760	438747016	440519254	448101683	448131748	448162057	448192294	448222547	448252809	448282962	448313155	448343251	448373316	448403345	448433383	434316766	447935115
435327788	435501390	435665377	435823794	438747040	440519296	448101691	448131755	448162065	448192302	448222554	448252817	448282970	448313163	448343269	448373324	448403352	448433391	434317301	447935123
435327887	435501440	435665401	435823810	438747099	440519379	448101709	448131763	448162073	448192310	448222562	448252825	448282988	448313171	448343277	448373332	448403360	448433409	434317376	447935131
435327952	435501499	435665427	435823893	438747107	440519486	448101717	448131771	448162081	448192328	448222570	448252833	448282996	448313189	448343285	448373340	448403378	448433417	434318077	447935149
435327986	435501523	435665468	435823927	438747164	440519510	448101725	448131789	448162099	448192336	448222588	448252841	448283002	448313197	448343293	448373357	448403386	448433425	434318382	447935156
435328026	435501556	435665476	435823976	438747297	440519536	448101733	448131797	448162107	448192344	448222596	448252858	448283010	448313205	448343301	448373365	448403394	448433433	434319315	447935164
435328042	435501689	435665492	435823992	438747727	440519577	448101741	448131805	448162115	448192351	448222604	448252866	448283028	448313213	448343319	448373373	448403402	448433441	434321279	447935172
435328075	435501739	435665500	435824032	438747743	440519593	448101758	448131813	448162123	448192369	448222612	448252874	448283036	448313221	448343327	448373381	448403410	448433458	434322301	447935180
435328091	435501812	435665518	435824057	438747859	440519627	448101766	448131821	448162131	448192377	448222620	448252882	448283044	448313239	448343335	448373399	448403428	448433466	434322657	447935198
435328109	435501887	435665526	435824099	438747891	440519635	448101774	448131839	448162149	448192385	448222638	448252890	448283051	448313247	448343343	448373407	448403436	448433474	434322665	447935206
435328141	435501895	435665542	435824107	438748030	440519650	448101782	448131847	448162156	448192393	448222646	448252908	448283069	448313254	448343350	448373415	448403444	448433482	434324323	447935214
435328299	435501903	435665641	435824156	438748519	440519684	448101790	448131854	448162164	448192401	448222653	448252916	448283077	448313262	448343368	448373423	448403451	448433490	434324604	447935222
435328315	435501994	435665740	435824214	438748543	440519692	448101808	448131862	448162172	448192419	448222661	448252924	448283085	448313270	448343376	448373431	448403469	448433508	434324703	447935230
435328364	435502067	435665765	435824321	438749236	440519767	448101816	448131870	448162180	448192427	448222679	448252932	448283093	448313288	448343384	448373449	448403477	448433532	434325007	447935255
435328471	435502109	435665807	435824396	438749459	440519841	448101824	448131888	448162198	448192435	448222687	448252940	448283101	448313296	448343392	448373456	448403485	448433557	434326039	447935263
435328521	435502117	435665823	435824511	438749913	440519882	448101832	448131896	448162206	448192443	448222695	448252957	448283119	448313304	448343400	448373464	448403493	448433565	434326369	447935271
435328539	435502125	435665864	435824529	438750135	440519890	448101840	448131904	448162214	448192450	448222703	448252965	448283127	448313312	448343418	448373472	448403501	448433581	434326724	447935289
435328547	435502141	435665872	435824560	438750267	440519973	448101857	448131912	448162222	448192468	448222711	448252973	448283135	448313320	448343426	448373480	448403519	448433599	434328555	447935297
435328588	435502240	435665906	435824578	438750358	440520054	448101865	448131920	448162230	448192476	448222729	448252981	448283143	448313338	448343434	448373498	448403527	448433607	434328712	447935305
435328620	435502315	435665922	435824594	438750630	440520062	448101873	448131938	448162248	448192484	448222737	448252999	448283150	448313346	448343442	448373506	448403535	448433623	434329629	447935313
435328638	435502331	435665948	435824644	438752099	440520104	448101881	448131946	448162255	448192492	448222745	448253005	448283168	448313353	448343459	448373514	448403543	448433631	434332946	447935321
435328679	435502349	435665963	435824677	438753121	440520179	448101899	448131953	448162263	448192500	448222752	448253013	448283176	448313361	448343467	448373522	448403550	448433664	434335881	447935339
435328703	435502372	435665989	435824685	438753865	440520195	448101907	448131961	448162271	448192518	448222760	448253021	448283184	448313379	448343475	448373530	448403568	448433698	434336400	447935347
435328745	435502448	435666078	435824719	438754095	440520211	448101915	448131979	448162289	448192526	448222778	448253039	448283192	448313387	448343483	448373548	448403576	448433714	434336731	447935354
435328752	435502539	435666136	435824776	438754251	440520229	448101923	448131987	448162297	448192534	448222786	448253047	448283200	448313395	448343491	448373555	448403584	448433722	434338356	447935362
435328786	435502646	435666185	435824818	438756025	440520245	448101931	448131995	448162305	448192542	448222794	448253054	448283218	448313403	448343509	448373563	448403592	448433730	434339552	447935370
435328828	435502679	435666201	435824883	438756140	440520252	448101949	448132001	448162313	448192559	448222802	448253062	448283226	448313411	448343517	448373571	448403600	448433748	434339958	447935388
435328992	435502711	435666268	435824909	438756447	440520328	448101956	448132019	448162321	448192567	448222810	448253070	448283234	448313429	448343525	448373589	448403618	448433755	434340485	447935396
435329115	435502786	435666342	435825005	438756728	440520336	448101964	448132035	448162339	448192575	448222828	448253088	448283242	448313437	448343533	448373597	448403626	448433763	434341236	447935404
435329230	435502851	435666383	435825070	438757908	440520369	448101972	448132043	448162347	448192583	448222836	448253096	448283259	448313445	448343541	448373605	448403634	448433771	434342051	447935412
435329339	435502935	435666391	435825120	438758062	440520385	448101980	448132050	448162354	448192591	448222844	448253104	448283267	448313452	448343558	448373613	448403642	448433789	434343356	447935420
435329354	435502950	435666441	435825146	438758096	440520708	448101998	448132068	448162362	448192609	448222851	448253112	448283275	448313460	448343566	448373621	448403659	448433797	434344727	447935438
435329529	435502976	435666474	435825153	438758492	440520773	448102004	448132076	448162370	448192617	448222869	448253120	448283283	448313478	448343574	448373639	448403667	448433805	434344990	447935446
435329735	435502984	435666540	435825179	438758575	440520823	448102012	448132084	448162388	448192625	448222877	448253138	448283291	448313486	448343582	448373647	448403675	448433813	434345054	447935453
435329776	435503016	435666631	435825187	438758641	440520856	448102020	448132092	448162396	448192633	448222885	448253146	448283309	448313494	448343590	448373654	448403683	448433821	434345195	447935461
435329818	435503115	435666656	435825245	438759052	440520864	448102038	448132100	448162404	448192641	448222893	448253153	448283317	448313502	448343608	448373662	448403691	448433839	434345252	447935479
435329867	435503149	435666672	435825278	438759789	440520880	448102046	448132118	448162412	448192658	448222901	448253161	448283325	448313510	448343616	448373670	448403709	448433847	434347548	447935487
435329875	435503180	435666763	435825310	438759813	440521003	448102053	448132126	448162420	448192666	448222919	448253179	448283333	448313528	448343624	448373688	448403717	448433854	434348967	447935495
435329958	435503255	435666771	435825336	438759821	440521037	448102061	448132134	448162438	448192674	448222927	448253187	448283341	448313536	448343632	448373696	448403725	448433862	434349023	447935503
435330022	435503263	435666805	435825369	438760167	440521102	448102079	448132142	448162446	448192682	448222935	448253195	448283358	448313544	448343640	448373704	448403733	448433870	434349635	447935511
435330097	435503313	435667134	435825385	438760639	440521151	448102087	448132159	448162453	448192690	448222943	448253203	448283366	448313551	448343657	448373712	448403741	448433888	434349684	447935529
435330428	435503339	435667167	435825427	438760647	440521219	448102095	448132167	448162461	448192708	448222950	448253211	448283374	448313569	448343665	448373720	448403758	448433896	434350617	447935537
435330451	435503347	435667308	435825443	438760787	440521284	448102103	448132175	448162479	448192716	448222968	448253229	448283382	448313577	448343673	448373738	448403766	448433904	434352407	447935545
435330675	435503354	435667316	435825468	438760894	440521326	448102111	448132183	448162487	448192724	448222976	448253237	448283390	448313585	448343681	448373746	448403774	448433920	434352787	447935552
435330899	435503370	435667886	435825484	438761124	440521334	448102129	448132191	448162495	448192732	448222984	448253245	448283408	448313593	448343699	448373753	448403782	448433938	434353488	447935560
435331210	435503461	435667936	435825567	438761173	440521425	448102137	448132209	448162503	448192740	448222992	448253252	448283416	448313601	448343707	448373761	448403790	448433946	434354346	447935578
435331319	435503495	435667993	435825617	438761413	440521524	448102145	448132217	448162511	448192757	448223008	448253260	448283424	448313619	448343715	448373779	448403808	448433953	434355624	447935586
435331418	435503503	435668074	435825633	438761835	440521573	448102152	448132225	448162529	448192765	448223016	448253278	448283432	448313627	448343723	448373787	448403816	448433987	434357091	447935594
435331475	435503578	435668249	435825658	438762189	440521599	448102160	448132233	448162537	448192773	448223024	448253286	448283440	448313635	448343731	448373795	448403824	448433995	434357547	447935602
435331533	435503610	435668256	435825674	438762619	440521664	448102178	448132241	448162545	448192781	448223032	448253294	448283457	448313643	448343749	448373803	448403832	448434001	434358180	447935628
435331566	435503651	435668264	435825690	438762627	440521698	448102186	448132258	448162552	448192799	448223040	448253302	448283465	448313650	448343756	448373811	448403840	448434019	434358362	447935636
435331590	435503693	435668280	435825732	438762775	440521706	448102194	448132266	448162560	448192807	448223057	448253310	448283473	448313668	448343764	448373829	448403857	448434035	434361069	447935644
435331608	435503933	435668439	435825765	438763328	440521763	448102202	448132274	448162578	448192815	448223065	448253328	448283481	448313676	448343772	448373837	448403865	448434043	434361812	447935651
435331715	435503966	435668447	435825849	438763336	440521813	448102210	448132282	448162586	448192823	448223073	448253336	448283499	448313684	448343780	448373845	448403873	448434050	434364816	447935669
435331822	435504022	435668728	435825880	438763542	440521839	448102228	448132290	448162594	448192831	448223081	448253344	448283507	448313692	448343798	448373852	448403881	448434076	434365649	447935677
435331863	435504170	435668769	435825914	438763815	440521953	448102236	448132308	448162602	448192849	448223099	448253351	448283515	448313700	448343806	448373860	448403899	448434084	434366258	447935685
435331921	435504287	435668918	435825922	438763906	440521987	448102244	448132316	448162610	448192856	448223107	448253369	448283523	448313718	448343814	448373878	448403907	448434092	434366316	447935693
435331954	435504386	435668991	435825963	438763955	440522001	448102251	448132324	448162628	448192864	448223115	448253377	448283531	448313726	448343822	448373886	448403915	448434100	434366373	447935701
435332374	435504451	435669015	435826102	438764011	440522076	448102269	448132332	448162636	448192872	448223123	448253385	448283549	448313734	448343830	448373894	448403923	448434118	434367116	447935719
435332390	435504485	435669155	435826185	438764201	440522191	448102277	448132340	448162644	448192880	448223131	448253393	448283556	448313742	448343848	448373902	448403931	448434134	434369880	447935727
435332432	435504519	435669197	435826227	438764276	440522209	448102285	448132357	448162651	448192898	448223156	448253401	448283564	448313759	448343855	448373910	448403949	448434159	434370136	447935735
435332515	435504725	435669239	435826284	438764342	440522217	448102293	448132365	448162669	448192906	448223164	448253419	448283572	448313767	448343863	448373928	448403956	448434167	434371811	447935743
435332531	435504782	435669247	435826326	438764631	440522225	448102301	448132373	448162677	448192914	448223172	448253427	448283580	448313775	448343871	448373936	448403964	448434183	434371837	447935750
435332549	435504824	435669262	435826334	438764722	440522233	448102319	448132381	448162685	448192922	448223180	448253435	448283598	448313783	448343889	448373944	448403972	448434191	434373346	447935768

SCH-A-29

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435332564	435505136	435669312	435826383	438765208	440522308	448102327	448132399	448162693	448192930	448223198	448253443	448283606	448313791	448343897	448373951	448403980	448434209	434375960	447935776
435332614	435505151	435669320	435826391	438765240	440522316	448102335	448132407	448162701	448192955	448223206	448253450	448283614	448313809	448343905	448373969	448403998	448434217	434376034	447935784
435332648	435505169	435669353	435826474	438765620	440522381	448102343	448132415	448162719	448192963	448223214	448253468	448283622	448313817	448343913	448373977	448404004	448434233	434376901	447935792
435332846	435505219	435669387	435826482	438766099	440522431	448102350	448132423	448162727	448192971	448223222	448253476	448283630	448313825	448343921	448373985	448404012	448434241	434378543	447935800
435332853	435505243	435669411	435826508	438766115	440522449	448102368	448132431	448162735	448192989	448223230	448253484	448283648	448313833	448343939	448373993	448404020	448434258	434378956	447935818
435332911	435505268	435669429	435826532	438766123	440522480	448102376	448132449	448162743	448192997	448223248	448253492	448283655	448313841	448343947	448374009	448404038	448434266	434380689	447935826
435332937	435505276	435669452	435826565	438766263	440522548	448102384	448132456	448162750	448193003	448223255	448253500	448283663	448313858	448343954	448374017	448404046	448434282	434380812	447935834
435332978	435505318	435669478	435826573	438766297	440522571	448102392	448132464	448162768	448193011	448223263	448253518	448283671	448313866	448343962	448374025	448404053	448434290	434381711	447935842
435332994	435505466	435669528	435826623	438766412	440522639	448102400	448132472	448162776	448193029	448223271	448253526	448283689	448313874	448343970	448374033	448404061	448434308	434382651	447935859
435333000	435505516	435669544	435826664	438766529	440522647	448102418	448132480	448162784	448193037	448223289	448253534	448283697	448313882	448343988	448374041	448404079	448434324	434383329	447935867
435333034	435505557	435669643	435826698	438766651	440522662	448102426	448132498	448162792	448193045	448223297	448253542	448283705	448313890	448343996	448374058	448404087	448434332	434383386	447935875
435333125	435505565	435669650	435826706	438766677	440522738	448102434	448132506	448162800	448193052	448223305	448253559	448283713	448313908	448344002	448374066	448404095	448434340	434383972	447935883
435333182	435505748	435669668	435826763	438766719	440522852	448102442	448132514	448162818	448193060	448223313	448253567	448283721	448313916	448344010	448374074	448404103	448434357	434384467	447935891
435333224	435505771	435669718	435826805	438766735	440522902	448102459	448132522	448162826	448193078	448223321	448253575	448283739	448313924	448344028	448374082	448404111	448434365	434387502	447935909
435333265	435505797	435669742	435826979	438766925	440522944	448102467	448132530	448162834	448193086	448223339	448253583	448283747	448313932	448344036	448374090	448404129	448434373	434388450	447935917
435333273	435505813	435669791	435827001	438767063	440522985	448102475	448132548	448162842	448193094	448223347	448253591	448283754	448313940	448344044	448374108	448404137	448434381	434388567	447935925
435333281	435505839	435671227	435827027	438767675	440523009	448102483	448132555	448162859	448193102	448223354	448253609	448283762	448313957	448344051	448374116	448404145	448434399	434388732	447935933
435333307	435505904	435671243	435827050	438767923	440523025	448102491	448132563	448162867	448193110	448223362	448253617	448283770	448313965	448344069	448374124	448404152	448434407	434389607	447935941
435333505	435505912	435671250	435827084	438768012	440523074	448102509	448132571	448162875	448193128	448223370	448253625	448283788	448313973	448344077	448374132	448404160	448434415	434389854	447935958
435333570	435505995	435671284	435827100	438768111	440523116	448102517	448132589	448162883	448193136	448223388	448253633	448283796	448313981	448344085	448374140	448404178	448434423	434392429	447935966
435333596	435506019	435671292	435827134	438768129	440523132	448102525	448132597	448162891	448193144	448223396	448253641	448283804	448313999	448344093	448374157	448404186	448434431	434394268	447935974
435333612	435506035	435671326	435827290	438768137	440523157	448102533	448132605	448162909	448193151	448223404	448253658	448283812	448314005	448344101	448374165	448404194	448434449	434394995	447935982
435333620	435506183	435671342	435827357	438768178	440523165	448102541	448132613	448162917	448193169	448223412	448253666	448283820	448314013	448344119	448374173	448404202	448434456	434395687	447935990
435333661	435506233	435671375	435827365	438768962	440523272	448102558	448132621	448162925	448193177	448223420	448253674	448283838	448314021	448344127	448374181	448404210	448434464	434397766	447936006
435333687	435506241	435671383	435827506	438769010	440523348	448102566	448132639	448162933	448193185	448223438	448253682	448283846	448314039	448344135	448374199	448404228	448434472	434399150	447936014
435333729	435506266	435671391	435827662	438769085	440523389	448102574	448132647	448162941	448193193	448223446	448253690	448283853	448314047	448344143	448374207	448404236	448434498	434404158	447936030
435335096	435506340	435671433	435827779	438769119	440523421	448102582	448132654	448162958	448193201	448223453	448253708	448283861	448314054	448344150	448374215	448404244	448434506	434404547	447936048
435335138	435506373	435671441	435827878	438769150	440523439	448102590	448132662	448162966	448193219	448223461	448253716	448283879	448314062	448344168	448374223	448404251	448434514	434405536	447936055
435335153	435506449	435671458	435828025	438769168	440523462	448102608	448132670	448162974	448193227	448223479	448253724	448283887	448314070	448344176	448374231	448404269	448434548	434405882	447936063
435335252	435506456	435671516	435828157	438769184	440523496	448102616	448132688	448162982	448193235	448223487	448253732	448283895	448314088	448344184	448374249	448404277	448434555	434406765	447936071
435335369	435506498	435671599	435828165	438769242	440523538	448102624	448132696	448162990	448193243	448223495	448253740	448283903	448314096	448344192	448374256	448404285	448434563	434408217	447936089
435335401	435506563	435671607	435828173	438770414	440523553	448102632	448132704	448163006	448193250	448223503	448253757	448283911	448314104	448344200	448374264	448404293	448434597	434408696	447936097
435335484	435506639	435671623	435828199	438770448	440523579	448102640	448132712	448163014	448193268	448223511	448253765	448283929	448314112	448344218	448374272	448404301	448434613	434409181	447936105
435335633	435506670	435671656	435828223	438770562	440523587	448102657	448132720	448163022	448193276	448223529	448253773	448283937	448314120	448344226	448374280	448404319	448434621	434410973	447936113
435335773	435506753	435671698	435828249	438770729	440523603	448102665	448132738	448163030	448193284	448223537	448253781	448283945	448314138	448344234	448374298	448404327	448434639	434414223	447936121
435335799	435506779	435671748	435828256	438770786	440523710	448102673	448132746	448163048	448193292	448223545	448253799	448283952	448314146	448344242	448374306	448404335	448434647	434414504	447936139
435335849	435506787	435671755	435828298	438770794	440523793	448102681	448132753	448163055	448193300	448223552	448253807	448283960	448314153	448344259	448374314	448404343	448434654	434415667	447936147
435335906	435506845	435671763	435828306	438770836	440523843	448102699	448132761	448163063	448193318	448223560	448253815	448283978	448314161	448344267	448374322	448404350	448434662	434415931	447936154
435335930	435506860	435671862	435828348	438770984	440523884	448102707	448132779	448163071	448193326	448223578	448253823	448283986	448314179	448344275	448374330	448404368	448434688	434416814	447936162
435335997	435506928	435671920	435828397	438770992	440524015	448102715	448132787	448163089	448193334	448223586	448253831	448283994	448314187	448344283	448374348	448404376	448434704	434418109	447936170
435336011	435506936	435671961	435828470	438771008	440524122	448102723	448132795	448163097	448193342	448223594	448253849	448284000	448314195	448344291	448374355	448404384	448434712	434418562	447936188
435336045	435506944	435672001	435828488	438771024	440524155	448102731	448132803	448163105	448193359	448223602	448253856	448284018	448314203	448344309	448374363	448404392	448434720	434419032	447936196
435336060	435507017	435672043	435828520	438771099	440524171	448102749	448132811	448163113	448193367	448223610	448253864	448284026	448314211	448344317	448374371	448404400	448434746	434419115	447936204
435336201	435507033	435672050	435828553	438771164	440524189	448102756	448132829	448163121	448193375	448223628	448253872	448284034	448314229	448344325	448374389	448404418	448434753	434421947	447936212
435336391	435507066	435672076	435828579	438771248	440524239	448102764	448132837	448163139	448193383	448223636	448253880	448284042	448314237	448344333	448374397	448404426	448434761	434422788	447936220
435336417	435507074	435672092	435828637	438771263	440524254	448102772	448132845	448163154	448193391	448223644	448253898	448284059	448314245	448344341	448374405	448404434	448434779	434423208	447936238
435336425	435507124	435672100	435828645	438771321	440524296	448102780	448132852	448163162	448193409	448223651	448253906	448284067	448314252	448344358	448374413	448404442	448434795	434428264	447936246
435336466	435507199	435672126	435828652	438771339	440524312	448102798	448132860	448163170	448193417	448223669	448253914	448284075	448314260	448344366	448374421	448404459	448434803	434429643	447936253
435336698	435507207	435672142	435828694	438771354	440524338	448102806	448132878	448163188	448193425	448223677	448253922	448284083	448314278	448344374	448374439	448404467	448434811	434431128	447936261
435336722	435507249	435672209	435828777	438771388	440524346	448102814	448132886	448163196	448193433	448223685	448253930	448284091	448314286	448344382	448374447	448404475	448434829	434431334	447936279
435336730	435507330	435672225	435828785	438771412	440524387	448102822	448132894	448163204	448193441	448223693	448253948	448284109	448314294	448344390	448374454	448404483	448434837	434431508	447936287
435336789	435507355	435672274	435828801	438771453	440524395	448102830	448132902	448163212	448193458	448223701	448253955	448284117	448314302	448344408	448374462	448404491	448434845	434432456	447936295
435336953	435507397	435672282	435828819	438771545	440524411	448102848	448132910	448163220	448193466	448223719	448253963	448284125	448314310	448344416	448374470	448404509	448434852	434432753	447936303
435336987	435507405	435672290	435829049	438771727	440524445	448102855	448132928	448163238	448193474	448223727	448253971	448284133	448314328	448344424	448374488	448404517	448434860	434436747	447936311
435336995	435507470	435672324	435829080	438771735	440524452	448102863	448132936	448163246	448193482	448223735	448253989	448284141	448314336	448344432	448374496	448404525	448434878	434436820	447936329
435337027	435507736	435672415	435829130	438771750	440524536	448102871	448132944	448163253	448193490	448223743	448253997	448284158	448314344	448344440	448374504	448404533	448434886	434440863	447936345
435337050	435507744	435672423	435829221	438771826	440524544	448102889	448132951	448163261	448193508	448223750	448254003	448284166	448314351	448344457	448374512	448404541	448434894	434441036	447936352
435337084	435507751	435672449	435829262	438771842	440524643	448102897	448132969	448163279	448193516	448223768	448254011	448284174	448314369	448344465	448374520	448404558	448434902	434442349	447936360
435337100	435507884	435672498	435829270	438771933	440524668	448102905	448132977	448163295	448193524	448223776	448254029	448284182	448314377	448344473	448374538	448404566	448434910	434442422	447936378
435337159	435507967	435672555	435829304	438771974	440524692	448102913	448132985	448163303	448193532	448223784	448254037	448284190	448314385	448344481	448374546	448404574	448434928	434442976	447936386
435337258	435509096	435672571	435829312	438772097	440524775	448102921	448132993	448163311	448193540	448223792	448254045	448284208	448314393	448344499	448374553	448404582	448434936	434445474	447936394
435337316	435509179	435672597	435829320	438772113	440524791	448102939	448133009	448163329	448193557	448223800	448254052	448284216	448314401	448344507	448374561	448404590	448434969	434446050	447936402
435337456	435509211	435672670	435829338	438772162	440524809	448102947	448133017	448163337	448193565	448223818	448254060	448284224	448314419	448344515	448374579	448404608	448434985	434448452	447936410
435337654	435509328	435672753	435829353	438772196	440524817	448102954	448133025	448163345	448193573	448223826	448254078	448284232	448314427	448344523	448374587	448404616	448434993	434448767	447936428
435337712	435509393	435672787	435829437	438772329	440524882	448102962	448133033	448163352	448193581	448223834	448254086	448284240	448314435	448344531	448374595	448404624	448435008	434449583	447936436
435337738	435509427	435672878	435829460	438772477	440524890	448102970	448133041	448163360	448193599	448223842	448254094	448284257	448314443	448344549	448374603	448404632	448435016	434449963	447936444
435337753	435509435	435672886	435829478	438772527	440524924	448102988	448133058	448163378	448193607	448223859	448254102	448284265	448314450	448344556	448374611	448404640	448435024	434450474	447936451
435337811	435509443	435672993	435829486	438772576	440525012	448102996	448133066	448163386	448193615	448223867	448254110	448284273	448314468	448344564	448374629	448404657	448435032	434451258	447936469
435337837	435509492	435673249	435829494	438772709	440525020	448103002	448133074	448163394	448193623	448223875	448254128	448284281	448314476	448344572	448374637	448404665	448435040	434452116	447936477
435337928	435509500	435673272	435829551	438772758	440525129	448103010	448133082	448163402	448193631	448223883	448254136	448284299	448314484	448344580	448374645	448404673	448435065	434452298	447936485
435337951	435509518	435673371	435829569	438772790	440525152	448103028	448133090	448163410	448193649	448223891	448254144	448284307	448314492	448344598	448374652	448404681	448435073	434455234	447936493
435337969	435509526	435673397	435829619	438772816	440525186	448103036	448133108	448163428	448193656	448223909	448254151	448284315	448314500	448344606	448374660	448404699	448435081	434456869	447936519
435337977	435509542	435673439	435829627	438772832	440525251	448103044	448133116	448163436	448193664	448223917	448254169	448284323	448314518	448344614	448374678	448404707	448435099	434457198	447936527

SCH-A-30

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435337985	435509567	435673470	435829676	438772899	440525327	448103051	448133124	448163444	448193672	448223925	448254177	448284331	448314526	448344622	448374686	448404715	448435107	434457339	447936535
435338041	435509575	435673512	435829692	438772907	440525434	448103069	448133132	448163451	448193680	448223933	448254185	448284349	448314534	448344630	448374694	448404723	448435115	434458238	447936543
435338108	435509583	435673520	435829700	438772949	440525467	448103077	448133140	448163469	448193698	448223941	448254193	448284356	448314542	448344648	448374702	448404731	448435149	434458840	447936550
435338140	435509666	435673645	435829759	438772956	440525517	448103085	448133157	448163477	448193706	448223958	448254201	448284364	448314559	448344655	448374710	448404749	448435156	434458899	447936568
435338223	435509732	435673660	435829767	438773038	440525673	448103093	448133165	448163485	448193714	448223974	448254219	448284372	448314567	448344663	448374728	448404756	448435180	434459335	447936576
435338249	435509799	435673678	435829841	438773053	440525707	448103101	448133173	448163493	448193722	448223982	448254227	448284380	448314575	448344671	448374736	448404764	448435198	434459343	447936584
435338298	435509807	435673744	435829924	438773111	440525764	448103119	448133181	448163501	448193730	448223990	448254235	448284398	448314583	448344689	448374744	448404772	448435206	434461638	447936592
435338314	435509823	435673785	435829965	438773236	440525780	448103127	448133199	448163519	448193748	448224006	448254243	448284406	448314591	448344697	448374751	448404780	448435214	434461778	447936600
435338322	435509948	435673850	435829973	438773251	440525798	448103135	448133207	448163527	448193755	448224014	448254250	448284414	448314609	448344705	448374769	448404798	448435222	434461869	447936618
435338348	435509989	435673868	435829981	438773376	440525806	448103143	448133215	448163535	448193763	448224022	448254268	448284422	448314617	448344713	448374777	448404806	448435230	434462800	447936626
435338389	435509997	435673876	435830047	438773608	440525830	448103150	448133223	448163543	448193771	448224030	448254276	448284430	448314625	448344721	448374785	448404814	448435248	434463311	447936634
435338397	435510177	435673934	435830062	438773665	440525897	448103168	448133231	448163550	448193789	448224048	448254284	448284448	448314633	448344739	448374793	448404822	448435255	434466074	447936642
435338405	435510193	435673967	435830070	438773673	440525905	448103176	448133249	448163568	448193797	448224055	448254292	448284455	448314641	448344747	448374801	448404830	448435263	434467064	447936659
435338439	435510243	435674031	435830096	438773723	440525939	448103184	448133264	448163576	448193805	448224071	448254300	448284463	448314658	448344754	448374819	448404848	448435271	434467478	447936667
435338488	435510292	435674155	435830146	438773772	440526028	448103192	448133272	448163584	448193813	448224089	448254318	448284471	448314666	448344762	448374827	448404855	448435289	434468781	447936675
435338496	435510300	435674189	435830161	438773871	440526143	448103200	448133280	448163592	448193821	448224097	448254326	448284489	448314674	448344770	448374835	448404863	448435305	434470563	447936683
435338538	435510342	435674221	435830179	438773897	440526192	448103218	448133298	448163600	448193839	448224105	448254334	448284497	448314690	448344788	448374843	448404871	448435313	434470670	447936691
435338587	435510359	435674270	435830229	438773921	440526200	448103226	448133306	448163618	448193847	448224113	448254342	448284505	448314708	448344796	448374850	448404889	448435321	434471793	447936709
435338603	435510367	435674304	435830245	438773947	440526234	448103234	448133314	448163626	448193854	448224121	448254359	448284513	448314716	448344804	448374868	448404897	448435347	434475109	447936717
435338611	435510383	435674494	435830344	438773954	440526267	448103242	448133322	448163634	448193862	448224139	448254367	448284521	448314724	448344812	448374876	448404905	448435354	434475703	447936725
435338652	435510409	435674502	435831763	438773988	440526283	448103259	448133330	448163642	448193870	448224147	448254375	448284539	448314732	448344820	448374884	448404913	448435362	434478962	447936733
435338686	435510417	435674544	435831789	438774119	440526341	448103267	448133348	448163659	448193888	448224162	448254383	448284547	448314740	448344838	448374892	448404921	448435388	434483202	447936741
435338694	435510466	435674569	435831797	438774135	440526358	448103275	448133355	448163667	448193896	448224170	448254391	448284554	448314757	448344846	448374900	448404939	448435396	434485553	447936758
435338728	435510490	435674718	435831813	438774168	440526366	448103283	448133363	448163675	448193904	448224188	448254409	448284562	448314765	448344853	448374918	448404947	448435412	434486643	447936766
435338744	435510508	435674809	435831839	438774259	440526416	448103291	448133371	448163683	448193912	448224196	448254417	448284570	448314773	448344861	448374926	448404954	448435420	434488318	447936774
435338793	435510524	435674825	435831862	438774291	440526432	448103309	448133389	448163691	448193920	448224204	448254425	448284588	448314781	448344879	448374934	448404962	448435438	434488839	447936782
435338801	435510565	435674916	435831870	438774440	440526440	448103317	448133397	448163709	448193938	448224212	448254433	448284596	448314799	448344887	448374942	448404970	448435446	434489951	447936790
435338819	435510680	435674957	435831888	438774473	440526507	448103325	448133405	448163717	448193946	448224220	448254441	448284604	448314807	448344895	448374959	448404988	448435453	434493136	447936808
435338843	435510755	435674981	435831912	438774515	440526523	448103333	448133421	448163725	448193953	448224238	448254458	448284612	448314815	448344903	448374967	448404996	448435461	434493409	447936816
435338876	435510771	435674999	435831920	438774622	440526572	448103341	448133439	448163733	448193961	448224246	448254466	448284620	448314823	448344911	448374975	448405001	448435479	434496949	447936824
435338983	435510839	435675046	435831961	438774721	440526630	448103358	448133447	448163741	448193979	448224253	448254474	448284638	448314831	448344929	448374983	448405019	448435487	434497301	447936832
435339056	435510912	435675087	435831995	438774747	440526671	448103366	448133454	448163758	448193987	448224261	448254482	448284646	448314849	448344937	448374991	448405027	448435495	434499182	447936857
435339072	435510946	435675095	435832027	438774770	440526689	448103374	448133462	448163766	448193995	448224287	448254490	448284653	448314856	448344945	448375006	448405035	448435503	434499307	447936865
435339114	435510961	435675194	435832068	438774853	440526697	448103382	448133470	448163774	448194001	448224295	448254508	448284661	448314864	448344952	448375014	448405043	448435511	434500708	447936873
435339189	435511019	435675251	435832191	438774887	440526739	448103390	448133488	448163782	448194019	448224303	448254516	448284679	448314872	448344960	448375022	448405050	448435529	434502894	447936881
435339379	435511043	435675277	435832209	438774903	440526747	448103408	448133496	448163790	448194027	448224311	448254524	448284687	448314880	448344978	448375030	448405068	448435537	434503033	447936899
435339403	435511092	435675301	435832241	438774937	440526754	448103416	448133504	448163808	448194035	448224329	448254532	448284695	448314898	448344986	448375048	448405076	448435545	434503678	447936907
435339437	435511100	435675327	435832399	438774994	440526762	448103424	448133512	448163816	448194043	448224337	448254540	448284703	448314906	448344994	448375055	448405084	448435552	434507182	447936915
435339452	435511134	435675392	435832449	438775124	440526820	448103432	448133520	448163824	448194050	448224345	448254557	448284711	448314914	448345009	448375063	448405092	448435560	434508347	447936923
435339510	435511191	435675442	435832506	438775165	440526846	448103440	448133538	448163832	448194068	448224352	448254565	448284729	448314922	448345025	448375071	448405100	448435578	434509337	447936931
435339528	435511233	435675509	435832639	438775231	440526861	448103457	448133546	448163840	448194076	448224360	448254573	448284737	448314930	448345033	448375089	448405118	448435586	434511127	447936949
435339536	435511308	435675590	435832688	438775264	440526945	448103465	448133561	448163857	448194084	448224378	448254581	448284745	448314948	448345041	448375097	448405126	448435594	434511176	447936956
435339577	435511332	435675608	435832761	438775298	440526960	448103473	448133579	448163865	448194092	448224386	448254599	448284752	448314955	448345058	448375105	448405134	448435610	434513982	447936964
435339585	435511365	435675657	435832803	438775314	440527000	448103481	448133587	448163873	448194100	448224394	448254607	448284760	448314963	448345066	448375113	448405142	448435628	434514246	447936972
435339601	435511449	435675764	435832829	438775322	440527042	448103499	448133595	448163881	448194118	448224402	448254615	448284778	448314971	448345074	448375121	448405159	448435636	434515003	447936980
435339627	435511456	435675798	435832852	438775405	440527125	448103507	448133603	448163899	448194126	448224410	448254623	448284786	448314989	448345082	448375139	448405167	448435644	434515599	447936998
435339635	435511480	435675806	435832902	438775504	440527166	448103515	448133611	448163907	448194134	448224428	448254631	448284794	448314997	448345090	448375147	448405175	448435651	434516142	447937004
435339726	435511563	435675822	435832936	438775553	440527174	448103523	448133629	448163915	448194142	448224436	448254649	448284802	448315002	448345108	448375154	448405183	448435669	434518213	447937012
435339734	435511795	435675830	435832977	438775587	440527232	448103531	448133637	448163923	448194159	448224444	448254656	448284810	448315010	448345116	448375162	448405191	448435677	434518791	447937038
435339791	435511803	435675855	435833058	438775595	440527273	448103549	448133645	448163931	448194167	448224451	448254664	448284828	448315028	448345124	448375170	448405209	448435693	434520417	447937046
435339817	435511985	435675947	435833066	438775637	440527281	448103556	448133652	448163949	448194175	448224469	448254672	448284836	448315036	448345132	448375188	448405217	448435701	434522702	447937053
435339825	435512017	435675996	435833140	438775660	440527315	448103564	448133660	448163956	448194183	448224477	448254680	448284844	448315044	448345140	448375196	448405225	448435719	434523155	447937061
435339858	435512025	435676069	435833157	438775686	440527380	448103572	448133678	448163964	448194191	448224485	448254698	448284851	448315051	448345157	448375204	448405233	448435727	434523239	447937079
435339890	435512066	435676077	435833165	438775736	440527422	448103580	448133686	448163972	448194209	448224493	448254706	448284869	448315069	448345165	448375212	448405241	448435735	434523940	447937087
435339924	435512074	435676119	435833264	438775785	440527448	448103598	448133694	448163980	448194217	448224501	448254714	448284877	448315077	448345173	448375220	448405258	448435743	434524880	447937095
435339940	435512090	435676143	435833314	438775801	440527455	448103606	448133702	448163998	448194225	448224519	448254722	448284885	448315085	448345181	448375238	448405266	448435750	434527784	447937103
435339957	435512116	435676218	435833322	438775942	440527505	448103614	448133710	448164004	448194233	448224527	448254730	448284893	448315093	448345199	448375246	448405274	448435768	434527891	447937111
435339981	435512140	435676226	435833355	438775959	440527562	448103622	448133728	448164012	448194241	448224535	448254748	448284901	448315101	448345207	448375253	448405282	448435776	434528212	447937129
435340104	435512173	435676234	435833439	438776114	440527612	448103630	448133736	448164020	448194258	448224543	448254755	448284919	448315119	448345215	448375261	448405290	448435784	434528782	447937137
435340195	435512207	435676242	435833496	438776130	440527679	448103648	448133744	448164038	448194266	448224550	448254763	448284927	448315127	448345223	448375279	448405308	448435792	434529715	447937145
435340245	435512272	435676291	435833504	438776163	440527703	448103655	448133751	448164046	448194274	448224568	448254771	448284935	448315135	448345231	448375287	448405316	448435800	434531265	447937152
435340260	435512298	435676317	435833561	438776254	440527737	448103663	448133769	448164053	448194282	448224576	448254789	448284943	448315143	448345249	448375295	448405324	448435818	434531695	447937160
435340286	435512306	435676333	435833629	438776270	440527745	448103671	448133777	448164061	448194290	448224584	448254797	448284950	448315150	448345256	448375303	448405332	448435826	434531844	447937178
435340294	435512322	435676382	435833678	438776320	440527752	448103689	448133785	448164079	448194308	448224592	448254805	448284968	448315168	448345264	448375311	448405340	448435842	434532743	447937186
435340328	435512389	435676390	435833884	438776353	440527992	448103697	448133793	448164087	448194316	448224600	448254813	448284976	448315176	448345272	448375329	448405357	448435859	434535183	447937194
435340336	435512462	435676549	435833959	438776460	440528057	448103705	448133801	448164095	448194324	448224618	448254821	448284984	448315184	448345280	448375337	448405365	448435875	434535381	447937202
435340500	435512470	435676572	435834049	438776700	440528115	448103713	448133819	448164103	448194332	448224626	448254839	448284992	448315192	448345298	448375345	448405373	448435883	434535829	447937210
435340567	435512579	435676614	435834064	438776742	440528214	448103721	448133827	448164111	448194340	448224634	448254847	448285007	448315200	448345306	448375352	448405381	448435891	434539599	447937228
435340591	435512595	435676663	435834098	438776759	440528248	448103739	448133835	448164129	448194357	448224642	448254854	448285015	448315218	448345314	448375360	448405399	448435909	434539748	447937236
435340609	435512611	435676739	435834122	438776775	440528255	448103747	448133843	448164137	448194365	448224659	448254862	448285023	448315226	448345322	448375378	448405407	448435917	434540019	447937244
435340617	435512629	435676770	435834213	438776890	440528305	448103754	448133850	448164145	448194373	448224667	448254870	448285031	448315234	448345330	448375386	448405415	448435933	434540407	447937251
435340773	435512660	435676820	435834270	438776908	440528362	448103762	448133868	448164152	448194381	448224675	448254888	448285049	448315242	448345348	448375394	448405423	448435941	434542817	447937269
435340781	435512694	435676861	435834320	438776940	440528388	448103770	448133876	448164160	448194399	448224683	448254896	448285056	448315259	448345355	448375402	448405431	448435958	434543260	447937277

SCH-A-31

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435340799	435512702	435676887	435834338	438776973	440528412	448103788	448133884	448164178	448194407	448224691	448254904	448285064	448315267	448345363	448375410	448405449	448435966	434545570	447937285
435340807	435512710	435676903	435834403	438776999	440528420	448103796	448133892	448164186	448194415	448224709	448254912	448285072	448315275	448345371	448375428	448405456	448435982	434546297	447937293
435340823	435512744	435676937	435834437	438777054	440528438	448103804	448133900	448164194	448194423	448224717	448254920	448285080	448315283	448345389	448375436	448405464	448435990	434546362	447937319
435340864	435512751	435676960	435834445	438777088	440528453	448103812	448133918	448164202	448194431	448224725	448254938	448285098	448315291	448345397	448375444	448405472	448436022	434549200	447937327
435340914	435512769	435677067	435834460	438777096	440528545	448103820	448133926	448164210	448194449	448224733	448254946	448285106	448315309	448345405	448375451	448405480	448436030	434550554	447937335
435340922	435512801	435677141	435834486	438777120	440528586	448103838	448133934	448164228	448194456	448224741	448254953	448285114	448315317	448345413	448375469	448405498	448436048	434550836	447937343
435340948	435512827	435677240	435834494	438777237	440528644	448103846	448133942	448164236	448194464	448224758	448254961	448285122	448315325	448345421	448375477	448405506	448436055	434551875	447937350
435340955	435512868	435677349	435834528	438777351	440528677	448103853	448133959	448164244	448194472	448224766	448254979	448285130	448315333	448345439	448375485	448405514	448436063	434553095	447937368
435340971	435512876	435677398	435834619	438777369	440528685	448103861	448133967	448164251	448194480	448224774	448254987	448285148	448315341	448345447	448375493	448405522	448436071	434553368	447937376
435341045	435512884	435677406	435834627	438777450	440528727	448103879	448133975	448164269	448194498	448224782	448254995	448285155	448315358	448345454	448375501	448405530	448436089	434555025	447937392
435341151	435512934	435677414	435834643	438777492	440528743	448103887	448133983	448164277	448194506	448224790	448255000	448285163	448315366	448345462	448375519	448405548	448436105	434559852	447937400
435341193	435513023	435677489	435834692	438777534	440528776	448103895	448133991	448164285	448194514	448224808	448255018	448285171	448315374	448345470	448375527	448405555	448436113	434560793	447937418
435341201	435513031	435677521	435834767	438777542	440528818	448103903	448134007	448164293	448194522	448224816	448255026	448285189	448315382	448345488	448375535	448405563	448436121	434561627	447937426
435341219	435513049	435677653	435834775	438777567	440528834	448103911	448134015	448164301	448194530	448224824	448255034	448285197	448315390	448345496	448375543	448405571	448436147	434563128	447937434
435341227	435513072	435677703	435834783	438777575	440528941	448103929	448134023	448164319	448194548	448224832	448255042	448285205	448315408	448345504	448375550	448405589	448436188	434563714	447937442
435341235	435513098	435677729	435834809	438777591	440528958	448103937	448134031	448164327	448194555	448224840	448255059	448285213	448315416	448345512	448375568	448405597	448436196	434565743	447937459
435341243	435513130	435677760	435834825	438777609	440529006	448103945	448134049	448164335	448194563	448224857	448255067	448285221	448315424	448345520	448375576	448405605	448436212	434565859	447937467
435341284	435513163	435677851	435835012	438777617	440529071	448103952	448134056	448164343	448194571	448224865	448255075	448285239	448315432	448345538	448375584	448405613	448436220	434566345	447937475
435341375	435513171	435677885	435835020	438777625	440529105	448103960	448134064	448164350	448194589	448224873	448255083	448285247	448315440	448345546	448375592	448405621	448436238	434568002	447937483
435341409	435513197	435677919	435835053	438777633	440529113	448103978	448134072	448164368	448194597	448224881	448255091	448285254	448315457	448345553	448375600	448405639	448436246	434568960	447937491
435341417	435513239	435677927	435835145	438777641	440529295	448103986	448134080	448164376	448194605	448224899	448255109	448285262	448315465	448345561	448375618	448405647	448436261	434569851	447937509
435341490	435513262	435678024	435835236	438777872	440529303	448103994	448134098	448164384	448194613	448224907	448255117	448285270	448315473	448345579	448375626	448405654	448436279	434569893	447937517
435341565	435513270	435678057	435835319	438778029	440529337	448104000	448134106	448164392	448194621	448224915	448255125	448285288	448315481	448345587	448375634	448405662	448436287	434570891	447937525
435341573	435513304	435678081	435835350	438778086	440529345	448104018	448134114	448164400	448194639	448224923	448255133	448285296	448315499	448345595	448375642	448405670	448436295	434574307	447937533
435341607	435513338	435678107	435835533	438778219	440529402	448104026	448134122	448164418	448194647	448224931	448255141	448285304	448315507	448345603	448375659	448405688	448436303	434577474	447937541
435341615	435513395	435678214	435835541	438778235	440529410	448104034	448134130	448164426	448194654	448224949	448255158	448285312	448315515	448345611	448375667	448405696	448436311	434578324	447937558
435341649	435513437	435678230	435835558	438778482	440529444	448104042	448134148	448164434	448194662	448224956	448255166	448285320	448315523	448345629	448375675	448405704	448436329	434581005	447937566
435341656	435513452	435678479	435835608	438778524	440529501	448104059	448134155	448164442	448194670	448224964	448255174	448285338	448315531	448345637	448375683	448405712	448436337	434582698	447937574
435341722	435513502	435678503	435835616	438778649	440529519	448104067	448134163	448164459	448194688	448224972	448255182	448285346	448315549	448345645	448375691	448405720	448436345	434584009	447937582
435341805	435513544	435678529	435835657	438778789	440529568	448104075	448134171	448164467	448194696	448224980	448255190	448285353	448315556	448345652	448375709	448405738	448436352	434584157	447937590
435341862	435513585	435678610	435835665	438778847	440529576	448104083	448134189	448164475	448194704	448224998	448255208	448285361	448315564	448345660	448375717	448405746	448436378	434586475	447937608
435341912	435513668	435678636	435835723	438778888	440529618	448104091	448134197	448164483	448194712	448225003	448255216	448285379	448315572	448345678	448375725	448405753	448436386	434591780	447937616
435341961	435513676	435678719	435835731	438778912	440529626	448104109	448134205	448164491	448194720	448225011	448255224	448285387	448315580	448345686	448375733	448405761	448436394	434592671	447937624
435342001	435513783	435678776	435835814	438778953	440529667	448104117	448134213	448164509	448194738	448225029	448255232	448285395	448315598	448345694	448375741	448405779	448436410	434595104	447937632
435342027	435513825	435678818	435835897	438779027	440529733	448104125	448134221	448164517	448194746	448225037	448255240	448285403	448315606	448345702	448375758	448405787	448436428	434595310	447937640
435342035	435513833	435678891	435835939	438779118	440529774	448104133	448134239	448164525	448194753	448225045	448255257	448285411	448315614	448345710	448375766	448405795	448436436	434597480	447937657
435342068	435513908	435678909	435836010	438779134	440529832	448104141	448134247	448164533	448194761	448225052	448255265	448285429	448315622	448345728	448375774	448405803	448436444	434598223	447937673
435342084	435513916	435679170	435836077	438779159	440529915	448104158	448134254	448164541	448194779	448225060	448255273	448285437	448315630	448345736	448375782	448405811	448436451	434599031	447937681
435342100	435513957	435679196	435836093	438779167	440529949	448104166	448134262	448164558	448194787	448225078	448255281	448285445	448315648	448345744	448375790	448405829	448436469	434599965	447937699
435342159	435513965	435679253	435836119	438779266	440530020	448104174	448134270	448164566	448194795	448225086	448255299	448285452	448315655	448345751	448375808	448405837	448436477	434602215	447937707
435342183	435514039	435679261	435836127	438779381	440530038	448104182	448134288	448164574	448194803	448225094	448255307	448285460	448315663	448345769	448375816	448405845	448436485	434602843	447937715
435342217	435514047	435679287	435836150	438779407	440530103	448104190	448134296	448164582	448194811	448225102	448255315	448285478	448315671	448345777	448375824	448405852	448436493	434604229	447937723
435342258	435514054	435679295	435836200	438779670	440530145	448104208	448134304	448164590	448194829	448225110	448255323	448285486	448315689	448345785	448375832	448405860	448436519	434604245	447937731
435342274	435514070	435679329	435836374	438779720	440530152	448104216	448134312	448164608	448194837	448225128	448255331	448285494	448315697	448345793	448375840	448405878	448436527	434604849	447937749
435342324	435514252	435679360	435836440	438779746	440530186	448104224	448134320	448164616	448194845	448225136	448255349	448285502	448315705	448345801	448375857	448405886	448436535	434605473	447937756
435342357	435514286	435679386	435836507	438780066	440530228	448104232	448134338	448164624	448194852	448225144	448255356	448285510	448315713	448345819	448375865	448405894	448436543	434606604	447937764
435342381	435514393	435679394	435836549	438780389	440530244	448104240	448134346	448164632	448194860	448225151	448255364	448285528	448315721	448345827	448375873	448405902	448436550	434607867	447937772
435342522	435514450	435679410	435836556	438780470	440530251	448104257	448134353	448164640	448194878	448225169	448255372	448285536	448315739	448345835	448375881	448405910	448436568	434609038	447937780
435342555	435514492	435679436	435836655	438780496	440530327	448104265	448134361	448164657	448194886	448225177	448255380	448285544	448315747	448345843	448375899	448405928	448436576	434610242	447937798
435342571	435514500	435679493	435836762	438780512	440530335	448104273	448134379	448164665	448194894	448225185	448255398	448285551	448315754	448345850	448375907	448405936	448436584	434610622	447937806
435342621	435514583	435679519	435836788	438780579	440530350	448104281	448134387	448164673	448194902	448225193	448255406	448285569	448315762	448345868	448375915	448405944	448436600	434611653	447937814
435342647	435514617	435679527	435836804	438780595	440530400	448104299	448134395	448164681	448194910	448225201	448255414	448285577	448315770	448345876	448375923	448405951	448436618	434612016	447937822
435342654	435514625	435679568	435836820	438780629	440530574	448104307	448134403	448164699	448194928	448225219	448255422	448285585	448315788	448345884	448375931	448405969	448436626	434612677	447937830
435342761	435514757	435679659	435836853	438780645	440530582	448104315	448134411	448164707	448194936	448225227	448255430	448285593	448315796	448345892	448375949	448405977	448436634	434613535	447937848
435343025	435514807	435679691	435836911	438780702	440530632	448104323	448134429	448164715	448194944	448225235	448255448	448285601	448315804	448345900	448375956	448405985	448436659	434617064	447937855
435343058	435514831	435679758	435836929	438780884	440530822	448104331	448134437	448164723	448194951	448225243	448255455	448285619	448315812	448345918	448375964	448405993	448436667	434617379	447937863
435343066	435514856	435679766	435836952	438781031	440530830	448104349	448134445	448164731	448194969	448225250	448255463	448285627	448315820	448345926	448375972	448406009	448436675	434618716	447937871
435343157	435514880	435679774	435837000	438781072	440530848	448104356	448134452	448164749	448194977	448225268	448255471	448285635	448315838	448345934	448375980	448406017	448436691	434618823	447937889
435343173	435514955	435679840	435837026	438781205	440530863	448104364	448134460	448164756	448194985	448225276	448255489	448285643	448315846	448345942	448375998	448406025	448436709	434618997	447937897
435343199	435515010	435679881	435837075	438781254	440530897	448104372	448134478	448164764	448194993	448225284	448255497	448285650	448315853	448345959	448376004	448406033	448436717	434621132	447937905
435343207	435515028	435679899	435837166	438781353	440530921	448104380	448134486	448164772	448195008	448225292	448255505	448285668	448315861	448345967	448376012	448406041	448436725	434621231	447937913
435343256	435515044	435679923	435837174	438781361	440530996	448104398	448134494	448164780	448195016	448225300	448255513	448285676	448315879	448345975	448376020	448406058	448436733	434622783	447937921
435343314	435515093	435680004	435837224	438781387	440531028	448104406	448134502	448164798	448195024	448225318	448255521	448285684	448315887	448345983	448376038	448406066	448436741	434623344	447937939
435343322	435515184	435680020	435837257	438781445	440531093	448104414	448134510	448164806	448195032	448225326	448255539	448285692	448315895	448345991	448376046	448406074	448436758	434623773	447937947
435343371	435515218	435680038	435837307	438781619	440531259	448104422	448134528	448164814	448195040	448225334	448255547	448285700	448315903	448346007	448376053	448406082	448436766	434629846	447937962
435343439	435515283	435680061	435837349	438781668	440531267	448104430	448134536	448164822	448195057	448225342	448255554	448285718	448315911	448346023	448376061	448406090	448436774	434629861	447937970
435343447	435515291	435680079	435837380	438781742	440531283	448104448	448134544	448164830	448195065	448225359	448255562	448285726	448315929	448346031	448376079	448406108	448436790	434629978	447937988
435343470	435515309	435680095	435837398	438781759	440531309	448104455	448134551	448164848	448195073	448225367	448255570	448285734	448315937	448346049	448376087	448406116	448436808	434630182	447937996
435343520	435515325	435680236	435837430	438781783	440531366	448104463	448134569	448164855	448195081	448225375	448255588	448285742	448315945	448346056	448376095	448406124	448436824	434631099	447938002
435343553	435515333	435680244	435837455	438781817	440531374	448104471	448134577	448164863	448195099	448225383	448255596	448285759	448315952	448346064	448376103	448406132	448436832	434631255	447938010
435343579	435515465	435680277	435837489	438781833	440531382	448104489	448134585	448164871	448195107	448225391	448255604	448285767	448315960	448346072	448376111	448406140	448436840	434634267	447938028
435343603	435515499	435680319	435837539	438781858	440531408	448104497	448134593	448164889	448195115	448225409	448255612	448285775	448315978	448346080	448376129	448406157	448436865	434634374	447938036
435343629	435515564	435680343	435837547	438781940	440531424	448104505	448134601	448164897	448195123	448225417	448255620	448285783	448315986	448346098	448376137	448406165	448436881	434636163	447938051

SCH-A-32

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435343678	435515614	435680434	435837596	438781981	440531432	448104513	448134619	448164905	448195131	448225425	448255638	448285791	448315994	448346106	448376145	448406173	448436899	434636361	447938069
435343769	435515671	435680566	435837604	438782104	440531440	448104521	448134627	448164913	448195149	448225433	448255646	448285809	448316000	448346114	448376152	448406181	448436907	434636858	447938077
435343777	435515705	435680582	435837612	438782138	440531481	448104539	448134635	448164921	448195156	448225441	448255653	448285817	448316018	448346122	448376160	448406199	448436915	434637211	447938085
435343793	435515713	435680608	435837646	438782203	440531499	448104547	448134643	448164939	448195164	448225458	448255661	448285825	448316026	448346130	448376178	448406207	448436923	434638292	447938093
435343835	435515812	435680632	435837737	438782229	440531572	448104554	448134650	448164947	448195172	448225466	448255679	448285833	448316034	448346148	448376186	448406215	448436931	434639365	447938101
435343843	435515820	435680681	435837745	438782278	440531663	448104562	448134668	448164954	448195180	448225474	448255687	448285841	448316042	448346155	448376194	448406223	448436949	434639985	447938119
435343892	435515937	435680756	435837786	438782401	440531689	448104570	448134676	448164962	448195198	448225482	448255695	448285858	448316059	448346163	448376202	448406231	448436964	434640587	447938127
435344015	435515945	435680806	435837802	438782500	440531721	448104596	448134684	448164970	448195206	448225490	448255703	448285866	448316067	448346171	448376210	448406249	448436972	434641460	447938135
435344031	435515952	435680848	435837828	438782575	440531739	448104604	448134692	448164988	448195214	448225508	448255711	448285874	448316075	448346189	448376228	448406256	448436980	434643052	447938143
435344106	435516000	435680863	435837927	438782583	440531754	448104612	448134700	448164996	448195222	448225516	448255729	448285882	448316083	448346197	448376236	448406264	448436998	434643250	447938150
435344239	435516059	435680988	435838172	438782724	440531762	448104620	448134718	448165001	448195230	448225524	448255737	448285890	448316091	448346205	448376244	448406272	448437012	434644126	447938168
435344247	435516091	435681093	435838222	438782732	440531887	448104638	448134726	448165019	448195248	448225532	448255745	448285908	448316109	448346213	448376251	448406280	448437020	434646691	447938176
435344262	435516117	435681135	435838230	438782740	440531937	448104646	448134734	448165027	448195255	448225540	448255752	448285916	448316117	448346221	448376269	448406298	448437038	434646741	447938184
435344338	435516158	435681226	435838248	438782757	440532042	448104653	448134742	448165035	448195263	448225557	448255760	448285924	448316125	448346239	448376277	448406306	448437053	434646972	447938192
435344353	435516299	435681317	435838255	438782898	440532075	448104661	448134759	448165043	448195271	448225565	448255778	448285932	448316133	448346247	448376285	448406314	448437061	434647533	447938200
435344494	435516315	435681325	435838404	438782989	440532083	448104679	448134767	448165050	448195289	448225573	448255786	448285940	448316141	448346254	448376293	448406322	448437079	434648374	447938218
435344528	435516398	435681473	435838438	438783003	440532091	448104687	448134775	448165068	448195297	448225581	448255794	448285957	448316158	448346262	448376301	448406330	448437087	434648580	447938226
435344619	435516406	435681499	435838461	438783052	440532133	448104695	448134783	448165076	448195305	448225599	448255802	448285965	448316166	448346270	448376319	448406348	448437095	434651261	447938234
435344742	435516455	435681515	435838479	438783110	440532141	448104703	448134791	448165084	448195313	448225607	448255810	448285973	448316174	448346288	448376327	448406355	448437103	434651329	447938242
435344791	435516471	435681572	435838503	438783227	440532166	448104711	448134809	448165100	448195321	448225615	448255828	448285981	448316182	448346296	448376335	448406363	448437111	434652780	447938259
435344809	435516844	435681655	435838511	438783235	440532224	448104729	448134817	448165118	448195339	448225623	448255836	448285999	448316190	448346304	448376343	448406371	448437129	434653598	447938267
435344841	435516935	435681747	435838552	438783383	440532265	448104737	448134825	448165126	448195347	448225631	448255844	448286005	448316208	448346312	448376350	448406389	448437137	434654562	447938275
435344882	435516943	435681754	435838677	438783391	440532430	448104745	448134833	448165134	448195354	448225649	448255851	448286013	448316216	448346320	448376368	448406397	448437152	434655882	447938283
435344908	435516992	435681762	435838826	438783441	440532448	448104752	448134841	448165142	448195362	448225656	448255869	448286021	448316224	448346338	448376376	448406405	448437178	434656468	447938291
435344932	435517016	435681796	435838842	438783664	440532463	448104760	448134858	448165159	448195370	448225664	448255877	448286039	448316232	448346346	448376384	448406413	448437186	434659579	447938309
435344957	435517032	435681887	435838867	438783706	440532521	448104778	448134866	448165167	448195388	448225672	448255885	448286047	448316240	448346353	448376392	448406421	448437194	434662102	447938317
435344973	435517164	435681929	435838891	438783805	440532539	448104786	448134874	448165175	448195396	448225680	448255893	448286054	448316257	448346361	448376400	448406439	448437202	434662995	447938333
435345111	435517172	435681945	435838917	438783870	440532547	448104794	448134882	448165183	448195404	448225698	448255901	448286062	448316265	448346379	448376418	448406447	448437228	434663332	447938341
435345186	435517206	435681952	435838966	438783912	440532570	448104802	448134890	448165191	448195412	448225706	448255919	448286070	448316273	448346387	448376426	448406454	448437244	434663993	447938358
435345277	435517248	435682000	435839063	438784068	440532596	448104810	448134908	448165209	448195420	448225714	448255927	448286088	448316281	448346395	448376434	448406462	448437251	434664405	447938366
435345301	435517354	435682034	435839071	438784282	440532745	448104836	448134916	448165217	448195438	448225722	448255935	448286096	448316299	448346403	448376442	448406470	448437269	434665238	447938374
435345400	435517503	435682208	435839089	438784381	440532877	448104844	448134924	448165225	448195446	448225730	448255943	448286104	448316307	448346411	448376459	448406488	448437277	434665329	447938382
435345525	435517545	435682257	435839162	438784498	440532935	448104851	448134932	448165233	448195453	448225748	448255950	448286112	448316315	448346429	448376467	448406496	448437301	434665394	447938408
435345541	435517586	435682315	435839170	438784522	440533016	448104869	448134940	448165241	448195461	448225755	448255968	448286120	448316323	448346437	448376475	448406504	448437319	434665477	447938416
435345558	435517602	435682372	435839188	438784589	440533032	448104877	448134957	448165258	448195479	448225763	448255976	448286138	448316331	448346445	448376483	448406512	448437327	434666665	447938424
435345657	435517719	435682414	435839576	438784605	440533040	448104885	448134965	448165266	448195487	448225771	448255984	448286146	448316349	448346452	448376491	448406520	448437335	434666764	447938432
435345665	435517784	435682455	435839592	438784670	440533115	448104893	448134973	448165274	448195495	448225789	448255992	448286153	448316356	448346460	448376509	448406538	448437343	434667184	447938440
435345673	435517818	435682463	435839634	438784837	440533131	448104901	448134981	448165282	448195503	448225797	448256008	448286161	448316364	448346478	448376517	448406546	448437368	434668364	447938457
435345764	435517834	435682497	435839659	438784852	440533156	448104919	448134999	448165290	448195511	448225805	448256016	448286179	448316372	448346486	448376525	448406553	448437376	434669487	447938465
435345780	435517842	435682505	435839667	438784878	440533297	448104927	448135004	448165308	448195529	448225813	448256024	448286187	448316380	448346494	448376533	448406561	448437384	434669602	447938473
435345798	435517990	435682752	435839675	438784886	440533347	448104935	448135012	448165316	448195537	448225821	448256032	448286195	448316398	448346502	448376541	448406579	448437392	434670741	447938481
435345822	435518063	435682893	435839717	438784951	440533362	448104943	448135020	448165324	448195545	448225839	448256040	448286203	448316406	448346510	448376558	448406587	448437400	434671202	447938499
435345947	435518105	435682927	435839733	438785008	440533370	448104950	448135038	448165332	448195552	448225847	448256057	448286211	448316414	448346528	448376566	448406595	448437418	434671467	447938507
435345988	435518113	435683008	435839758	438785057	440533446	448104968	448135046	448165340	448195560	448225854	448256065	448286229	448316422	448346536	448376574	448406603	448437426	434671665	447938515
435346002	435518204	435683016	435839808	438785073	440533453	448104976	448135053	448165357	448195578	448225862	448256073	448286237	448316430	448346544	448376582	448406611	448437434	434671798	447938523
435346036	435518212	435683222	435839824	438785180	440533461	448104984	448135061	448165365	448195586	448225870	448256081	448286245	448316448	448346551	448376590	448406629	448437442	434672200	447938531
435346085	435518246	435683594	435839840	438785263	440533479	448104992	448135079	448165373	448195594	448225888	448256099	448286252	448316455	448346569	448376608	448406637	448437459	434674578	447938549
435346093	435518279	435683610	435839857	438785321	440533495	448105007	448135087	448165381	448195602	448225896	448256107	448286260	448316463	448346577	448376616	448406645	448437475	434675757	447938556
435346119	435518295	435683636	435839899	438785446	440533610	448105015	448135095	448165399	448195610	448225904	448256115	448286278	448316471	448346585	448376624	448406652	448437483	434675781	447938564
435346176	435518386	435683651	435840004	438785511	440533651	448105023	448135103	448165407	448195628	448225912	448256123	448286286	448316489	448346593	448376632	448406660	448437491	434675955	447938572
435346184	435518394	435683685	435840053	438785669	440533735	448105031	448135111	448165415	448195636	448225920	448256131	448286294	448316497	448346601	448376640	448406678	448437509	434676433	447938598
435346226	435518469	435683701	435840095	438785792	440533768	448105049	448135129	448165423	448195644	448225938	448256149	448286302	448316505	448346619	448376657	448406686	448437525	434678637	447938606
435346242	435518477	435683826	435840111	438785867	440533784	448105056	448135137	448165431	448195651	448225946	448256156	448286310	448316513	448346627	448376665	448406694	448437541	434680096	447938614
435346259	435518584	435683883	435840145	438785990	440533800	448105064	448135145	448165449	448195669	448225953	448256164	448286328	448316521	448346635	448376673	448406702	448437566	434680567	447938622
435346309	435518626	435683974	435840160	438786097	440533826	448105072	448135152	448165456	448195677	448225961	448256172	448286336	448316539	448346643	448376681	448406710	448437582	434681706	447938630
435346457	435518675	435684030	435840293	438786170	440533875	448105080	448135160	448165464	448195685	448225979	448256180	448286344	448316547	448346650	448376699	448406728	448437590	434682753	447938648
435346754	435518683	435684097	435840301	438786329	440533974	448105098	448135178	448165472	448195693	448225987	448256198	448286351	448316554	448346668	448376707	448406736	448437608	434683264	447938655
435346952	435518741	435684139	435840350	438786345	440534063	448105106	448135186	448165480	448195701	448225995	448256206	448286369	448316562	448346676	448376715	448406744	448437616	434683520	447938663
435347257	435518758	435684162	435840376	438786378	440534089	448105114	448135194	448165498	448195719	448226001	448256214	448286377	448316570	448346684	448376723	448406751	448437624	434684353	447938671
435347265	435518774	435684469	435840442	438786394	440534147	448105122	448135202	448165506	448195727	448226019	448256222	448286385	448316588	448346692	448376731	448406769	448437632	434685806	447938689
435347299	435518857	435684501	435840459	438786485	440534170	448105130	448135210	448165514	448195735	448226027	448256230	448286393	448316596	448346700	448376749	448406777	448437665	434686259	447938697
435347349	435518915	435684519	435840475	438786501	440534188	448105148	448135228	448165522	448195743	448226035	448256248	448286401	448316604	448346718	448376756	448406785	448437673	434687125	447938705
435347463	435518956	435684535	435840483	438786568	440534220	448105155	448135236	448165530	448195750	448226043	448256255	448286419	448316612	448346726	448376764	448406793	448437681	434689097	447938713
435347489	435518972	435684550	435840517	438786576	440534246	448105163	448135244	448165548	448195768	448226050	448256263	448286427	448316620	448346734	448376772	448406801	448437699	434689543	447938721
435347505	435519079	435684568	435840558	438786600	440534279	448105171	448135269	448165555	448195776	448226068	448256271	448286435	448316638	448346742	448376780	448406819	448437707	434695235	447938747
435347596	435519087	435684584	435840582	438786667	440534287	448105189	448135277	448165563	448195784	448226076	448256289	448286443	448316646	448346759	448376798	448406827	448437715	434696068	447938754
435347638	435519111	435684659	435840715	438786857	440534345	448105197	448135285	448165571	448195792	448226084	448256297	448286450	448316653	448346767	448376806	448406835	448437723	434697322	447938762
435347653	435519137	435684683	435840749	438786865	440534402	448105205	448135293	448165589	448195800	448226092	448256305	448286468	448316661	448346775	448376814	448406843	448437731	434698304	447938770
435347729	435519178	435684717	435840764	438786881	440534428	448105213	448135301	448165597	448195818	448226100	448256313	448286476	448316679	448346783	448376822	448406850	448437749	434700084	447938788
435347794	435519194	435684758	435840822	438787129	440534444	448105221	448135319	448165605	448195826	448226118	448256339	448286484	448316687	448346791	448376830	448406868	448437756	434700845	447938804
435347844	435519210	435684782	435840830	438787178	440534477	448105239	448135327	448165613	448195834	448226126	448256347	448286492	448316695	448346809	448376848	448406876	448437772	434701132	447938812
435347869	435519228	435684808	435840848	438787236	440534485	448105247	448135335	448165621	448195842	448226134	448256354	448286500	448316703	448346817	448376855	448406884	448437798	434702056	447938820
435347950	435519236	435684949	435840855	438787293	440534576	448105254	448135343	448165639	448195859	448226142	448256362	448286518	448316711	448346825	448376863	448406892	448437806	434705489	447938838

SCH-A-33

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435348115	435519251	435684956	435840871	438787418	440534592	448105262	448135350	448165647	448195867	448226159	448256370	448286526	448316729	448346833	448376871	448406900	448437822	434705612	447938846
435348149	435519285	435684964	435840889	438787517	440534600	448105270	448135368	448165654	448195875	448226167	448256388	448286534	448316737	448346841	448376889	448406918	448437830	434706214	447938853
435348164	435519327	435684980	435840905	438787541	440534618	448105288	448135376	448165662	448195883	448226175	448256396	448286542	448316745	448346858	448376897	448406926	448437848	434706404	447938861
435348172	435519335	435685052	435840921	438787590	440534634	448105296	448135384	448165670	448195891	448226183	448256404	448286559	448316752	448346866	448376905	448406934	448437855	434707147	447938879
435348180	435519400	435685078	435840947	438787608	440534642	448105304	448135392	448165688	448195909	448226191	448256412	448286567	448316760	448346874	448376913	448406942	448437863	434708673	447938887
435348727	435519467	435685086	435840962	438787624	440534782	448105312	448135400	448165696	448195917	448226209	448256420	448286575	448316778	448346882	448376921	448406959	448437871	434709937	447938895
435348768	435519533	435685177	435840988	438787632	440534816	448105320	448135418	448165704	448195925	448226217	448256438	448286583	448316786	448346890	448376939	448406967	448437889	434710166	447938903
435348800	435519558	435685185	435841002	438787715	440534949	448105338	448135434	448165712	448195933	448226225	448256446	448286591	448316794	448346908	448376947	448406975	448437897	434710455	447938911
435348891	435519574	435685201	435841093	438787749	440534956	448105346	448135442	448165720	448195941	448226233	448256453	448286609	448316802	448346916	448376954	448406983	448437905	434711610	447938929
435348909	435519657	435685268	435841101	438787830	440534964	448105353	448135459	448165738	448195958	448226241	448256461	448286617	448316810	448346924	448376962	448406991	448437913	434712188	447938937
435349022	435519699	435685276	435841150	438787855	440535094	448105361	448135467	448165746	448195966	448226258	448256479	448286625	448316828	448346932	448376970	448407007	448437921	434716486	447938945
435349154	435519707	435685318	435841168	438787962	440535110	448105379	448135475	448165753	448195974	448226266	448256487	448286633	448316836	448346940	448376988	448407015	448437939	434717351	447938952
435349188	435519749	435685367	435841184	438788010	440535128	448105387	448135483	448165761	448195982	448226274	448256495	448286641	448316844	448346957	448376996	448407023	448437947	434717583	447938960
435349212	435519806	435685375	435841200	438788150	440535136	448105395	448135491	448165779	448195990	448226282	448256503	448286658	448316851	448346965	448377002	448407031	448437954	434717971	447938978
435349253	435519913	435685383	435841390	438788184	440535177	448105403	448135509	448165787	448196006	448226290	448256511	448286666	448316869	448346973	448377010	448407049	448437970	434721460	447938986
435349337	435519947	435685391	435841416	438788192	440535284	448105411	448135517	448165795	448196014	448226308	448256529	448286674	448316877	448346981	448377028	448407056	448437996	434721502	447938994
435349386	435519962	435685433	435841473	438788267	440535516	448105429	448135525	448165803	448196022	448226316	448256537	448286682	448316885	448346999	448377036	448407064	448438002	434722732	447939000
435349402	435520028	435685573	435841606	438788440	440535540	448105437	448135533	448165811	448196030	448226324	448256545	448286690	448316893	448347005	448377044	448407072	448438010	434723136	447939018
435349451	435520036	435685623	435841671	438788499	440535557	448105445	448135541	448165829	448196048	448226332	448256552	448286708	448316901	448347013	448377051	448407080	448438028	434723433	447939026
435349477	435520069	435685706	435841705	438788580	440535631	448105452	448135558	448165837	448196055	448226340	448256560	448286716	448316919	448347021	448377069	448407098	448438036	434723524	447939034
435349485	435520093	435685730	435841713	438788606	440535805	448105460	448135566	448165845	448196063	448226357	448256578	448286724	448316927	448347039	448377077	448407106	448438044	434727863	447939042
435349543	435520150	435685797	435841853	438788655	440535870	448105478	448135574	448165852	448196071	448226365	448256586	448286732	448316935	448347047	448377085	448407114	448438051	434729620	447939059
435349550	435520184	435685805	435841895	438788705	440535896	448105486	448135582	448165860	448196089	448226373	448256594	448286740	448316943	448347054	448377093	448407122	448438069	434731329	447939067
435349584	435520275	435685854	435841929	438788762	440535904	448105494	448135590	448165878	448196097	448226381	448256602	448286757	448316950	448347062	448377101	448407130	448438093	434731733	447939075
435349618	435520333	435685888	435841945	438788796	440535953	448105502	448135608	448165886	448196105	448226399	448256610	448286765	448316968	448347070	448377119	448407148	448438101	434732046	447939083
435349659	435520358	435686027	435842026	438788812	440535987	448105510	448135616	448165894	448196113	448226407	448256628	448286773	448316976	448347088	448377127	448407155	448438119	434734398	447939091
435349717	435520424	435686043	435842125	438788820	440536035	448105528	448135624	448165902	448196121	448226415	448256636	448286781	448316984	448347096	448377135	448407163	448438127	434734935	447939109
435349725	435520432	435686118	435842158	438788887	440536159	448105536	448135632	448165910	448196139	448226423	448256644	448286799	448316992	448347104	448377143	448407171	448438135	434735940	447939117
435349782	435520473	435687298	435842166	438788903	440536167	448105544	448135640	448165928	448196147	448226431	448256651	448286807	448317008	448347112	448377150	448407189	448438143	434736260	447939125
435349840	435520515	435687306	435842174	438788911	440536241	448105551	448135657	448165936	448196154	448226449	448256669	448286815	448317016	448347120	448377168	448407197	448438150	434736310	447939133
435349865	435520523	435687405	435842224	438788929	440536258	448105569	448135665	448165944	448196162	448226456	448256677	448286823	448317024	448347138	448377176	448407205	448438168	434739140	447939158
435349873	435520598	435687454	435842265	438788937	440536282	448105577	448135673	448165951	448196170	448226464	448256685	448286831	448317032	448347146	448377184	448407213	448438176	434739165	447939166
435349907	435520614	435687538	435842273	438788945	440536324	448105585	448135681	448165969	448196188	448226472	448256693	448286849	448317040	448347153	448377192	448407221	448438184	434739363	447939174
435349923	435520713	435687546	435842356	438788978	440536365	448105593	448135699	448165977	448196196	448226480	448256701	448286856	448317057	448347161	448377200	448407239	448438192	434739751	447939182
435349980	435520739	435687579	435842380	438789018	440536399	448105601	448135707	448165985	448196204	448226498	448256719	448286864	448317065	448347179	448377218	448407247	448438200	434740296	447939190
435349998	435520788	435687694	435842414	438789232	440536431	448105619	448135715	448165993	448196212	448226506	448256727	448286872	448317073	448347187	448377226	448407254	448438218	434740502	447939208
435350087	435520903	435687736	435842513	438789281	440536456	448105627	448135723	448166009	448196220	448226514	448256735	448286880	448317081	448347195	448377234	448407262	448438234	434741997	447939216
435350129	435520994	435687876	435842547	438789372	440536555	448105635	448135731	448166017	448196238	448226522	448256743	448286898	448317099	448347203	448377242	448407270	448438242	434742441	447939224
435350178	435521117	435687983	435842562	438789380	440536589	448105643	448135749	448166025	448196246	448226530	448256750	448286906	448317107	448347211	448377259	448407288	448438259	434744025	447939232
435351341	435521315	435687991	435842604	438789430	440536720	448105650	448135756	448166033	448196253	448226548	448256768	448286914	448317115	448347229	448377267	448407296	448438267	434744603	447939240
435351887	435521422	435688015	435842638	438789471	440536829	448105668	448135764	448166041	448196261	448226555	448256776	448286922	448317123	448347237	448377275	448407304	448438275	434744769	447939257
435351937	435521489	435688163	435842729	438789489	440536860	448105676	448135772	448166058	448196279	448226563	448256784	448286930	448317131	448347245	448377283	448407312	448438283	434746293	447939265
435352059	435521646	435688189	435842810	438789638	440536944	448105684	448135780	448166066	448196287	448226571	448256792	448286948	448317149	448347252	448377291	448407320	448438291	434746566	447939273
435352174	435521943	435688213	435842885	438789646	440536993	448105692	448135798	448166074	448196295	448226589	448256800	448286955	448317156	448347260	448377309	448407338	448438317	434746657	447939281
435352232	435521968	435688239	435842950	438789679	440537124	448105700	448135806	448166082	448196303	448226597	448256818	448286963	448317164	448347278	448377317	448407346	448438325	434746798	447939299
435352273	435521992	435688262	435842976	438789687	440537132	448105718	448135814	448166090	448196311	448226605	448256826	448286971	448317172	448347286	448377325	448407353	448438333	434746905	447939307
435352281	435522024	435688304	435843008	438789711	440537157	448105726	448135822	448166108	448196329	448226613	448256834	448286989	448317180	448347294	448377333	448407361	448438341	434748448	447939315
435352307	435522040	435688320	435843016	438789745	440537199	448105734	448135830	448166116	448196337	448226621	448256842	448286997	448317198	448347302	448377341	448407379	448438358	434748703	447939323
435352380	435522057	435688361	435843024	438789752	440537272	448105742	448135848	448166124	448196345	448226639	448256859	448287003	448317206	448347310	448377358	448407387	448438374	434748968	447939331
435352448	435522073	435688445	435843107	438789786	440537355	448105759	448135855	448166132	448196352	448226647	448256867	448287011	448317214	448347328	448377366	448407395	448438390	434751319	447939349
435352463	435522123	435688452	435843149	438789851	440537363	448105767	448135863	448166140	448196360	448226654	448256875	448287029	448317222	448347336	448377374	448407403	448438408	434752317	447939356
435352497	435522131	435688460	435843172	438789919	440537512	448105775	448135871	448166157	448196378	448226662	448256883	448287037	448317230	448347344	448377382	448407411	448438424	434752903	447939364
435352505	435522180	435688478	435843214	438789968	440537520	448105783	448135889	448166165	448196386	448226670	448256891	448287045	448317248	448347351	448377390	448407429	448438432	434753448	447939372
435352596	435522230	435688502	435843289	438790008	440537561	448105791	448135897	448166173	448196394	448226688	448256909	448287052	448317255	448347369	448377408	448407437	448438440	434755203	447939380
435352604	435522321	435688593	435843321	438790040	440537652	448105809	448135905	448166181	448196402	448226696	448256917	448287060	448317263	448347377	448377416	448407445	448438457	434758207	447939398
435352638	435522347	435688692	435843347	438790263	440537710	448105817	448135913	448166199	448196410	448226704	448256925	448287078	448317271	448347385	448377424	448407452	448438465	434759429	447939406
435352646	435522511	435688734	435843370	438790321	440537785	448105825	448135921	448166207	448196428	448226712	448256933	448287086	448317289	448347393	448377432	448407460	448438473	434759759	447939414
435352679	435522529	435688742	435843388	438790487	440537819	448105833	448135939	448166215	448196436	448226720	448256941	448287094	448317297	448347401	448377440	448407478	448438481	434759999	447939422
435352695	435522560	435688775	435843545	438790586	440537876	448105841	448135947	448166223	448196444	448226738	448256958	448287102	448317305	448347419	448377457	448407486	448438499	434760435	447939430
435352737	435522578	435688791	435843628	438790610	440537934	448105858	448135954	448166231	448196451	448226746	448256974	448287110	448317313	448347427	448377465	448407494	448438507	434763793	447939448
435352760	435522826	435688858	435843735	438790628	440537942	448105866	448135962	448166249	448196469	448226753	448256982	448287128	448317321	448347435	448377473	448407502	448438523	434764155	447939455
435352786	435522834	435688882	435843784	438790636	440538007	448105874	448135970	448166256	448196477	448226779	448256990	448287136	448317339	448347443	448377481	448407510	448438531	434764254	447939463
435352810	435523162	435688908	435843792	438790685	440538049	448105882	448135988	448166264	448196485	448226787	448257006	448287144	448317347	448347450	448377499	448407528	448438549	434765632	447939471
435352919	435523188	435688916	435843917	438790917	440538106	448105890	448135996	448166272	448196493	448226795	448257014	448287151	448317354	448347468	448377507	448407536	448438556	434766085	447939489
435352935	435523212	435688981	435844071	438791089	440538122	448105908	448136002	448166280	448196501	448226803	448257022	448287169	448317362	448347476	448377515	448407544	448438564	434767836	447939497
435353073	435523220	435689005	435844089	438791139	440538171	448105916	448136010	448166298	448196519	448226811	448257030	448287177	448317370	448347484	448377523	448407551	448438572	434768420	447939505
435353156	435523329	435689021	435844105	438791188	440538312	448105924	448136028	448166306	448196527	448226829	448257048	448287185	448317388	448347492	448377531	448407569	448438580	434769626	447939513
435353164	435523337	435689054	435844154	438791279	440538338	448105932	448136036	448166314	448196535	448226837	448257055	448287193	448317396	448347500	448377549	448407577	448438598	434769816	447939521
435353180	435523394	435689070	435844246	438791303	440538361	448105940	448136044	448166322	448196543	448226845	448257063	448287201	448317404	448347518	448377556	448407585	448438606	434770970	447939539
435353255	435523436	435689245	435844303	438791550	440538403	448105957	448136051	448166330	448196550	448226852	448257071	448287219	448317412	448347526	448377564	448407593	448438614	434772083	447939547
435353271	435523493	435689252	435844733	438791642	440538445	448105965	448136069	448166348	448196568	448226860	448257089	448287227	448317420	448347534	448377572	448407601	448438622	434772521	447939554
435353339	435523576	435689278	435844782	438791766	440538452	448105973	448136077	448166355	448196576	448226878	448257097	448287235	448317438	448347542	448377580	448407619	448438648	434772661	447939562
435353347	435523592	435689286	435844840	438791923	440538510	448105981	448136085	448166363	448196584	448226886	448257105	448287243	448317446	448347559	448377598	448407627	448438655	434773123	447939570

SCH-A-34

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435353354	435523626	435689310	435845052	438791931	440538528	448105999	448136093	448166371	448196592	448226894	448257113	448287250	448317453	448347567	448377606	448407635	448438663	434775995	447939588
435353420	435523774	435689328	435845086	438791998	440538643	448106005	448136101	448166389	448196600	448226902	448257121	448287268	448317461	448347575	448377614	448407643	448438671	434779831	447939596
435353495	435523782	435689336	435845102	438792004	440538668	448106013	448136119	448166397	448196618	448226910	448257139	448287276	448317479	448347583	448377622	448407650	448438689	434781415	447939604
435353537	435523808	435689419	435845136	438792061	440538759	448106021	448136127	448166405	448196626	448226928	448257147	448287284	448317487	448347591	448377630	448407668	448438697	434781761	447939612
435353545	435523899	435689492	435845201	438792103	440538775	448106039	448136135	448166413	448196634	448226936	448257154	448287292	448317495	448347609	448377648	448407676	448438705	434782819	447939620
435353602	435523956	435689534	435845235	438792236	440538825	448106047	448136143	448166421	448196642	448226944	448257162	448287300	448317503	448347617	448377655	448407684	448438721	434783478	447939638
435353644	435524053	435689567	435845243	438792301	440538833	448106054	448136150	448166439	448196659	448226951	448257170	448287318	448317511	448347625	448377663	448407692	448438739	434783932	447939646
435353669	435524087	435689575	435845268	438792350	440538874	448106062	448136168	448166447	448196667	448226969	448257188	448287326	448317529	448347633	448377671	448407700	448438747	434786471	447939653
435353727	435524236	435689773	435845383	438792459	440538916	448106070	448136176	448166454	448196675	448226977	448257196	448287334	448317537	448347641	448377689	448407718	448438754	434787065	447939661
435353776	435524251	435689831	435845391	438792467	440538924	448106088	448136184	448166462	448196683	448226985	448257204	448287342	448317545	448347658	448377697	448407726	448438762	434787677	447939679
435353792	435524285	435689914	435845433	438792483	440538981	448106096	448136192	448166470	448196691	448226993	448257212	448287359	448317552	448347666	448377705	448407734	448438770	434788717	447939687
435353800	435524319	435689955	435845458	438792533	440539047	448106104	448136200	448166488	448196709	448227009	448257220	448287367	448317560	448347674	448377713	448407742	448438788	434789939	447939695
435353883	435524343	435689997	435845557	438792772	440539054	448106112	448136218	448166496	448196717	448227017	448257238	448287375	448317578	448347682	448377721	448407759	448438796	434790093	447939703
435353941	435524350	435690029	435845565	438792798	440539096	448106120	448136226	448166504	448196725	448227025	448257246	448287383	448317586	448347690	448377739	448407767	448438812	434792586	447939711
435354006	435524392	435690052	435845581	438792939	440539104	448106138	448136234	448166512	448196733	448227033	448257253	448287391	448317594	448347708	448377747	448407775	448438820	434792651	447939729
435354030	435524434	435690060	435845615	438792988	440539120	448106146	448136242	448166520	448196741	448227041	448257261	448287409	448317602	448347716	448377754	448407783	448438838	434794822	447939737
435354089	435524459	435690078	435845862	438793028	440539138	448106153	448136259	448166538	448196758	448227058	448257279	448287417	448317610	448347724	448377762	448407791	448438846	434797346	447939745
435354162	435525258	435690094	435845904	438793036	440539286	448106161	448136267	448166546	448196766	448227066	448257287	448287425	448317628	448347732	448377770	448407809	448438861	434798583	447939752
435354220	435525290	435690102	435846043	438793051	440539443	448106179	448136275	448166553	448196774	448227074	448257295	448287433	448317636	448347740	448377788	448407817	448438887	434798807	447939760
435354246	435525316	435690136	435846050	438793184	440539500	448106187	448136283	448166561	448196782	448227082	448257303	448287441	448317644	448347757	448377796	448407825	448438895	434800421	447939778
435354378	435525340	435690169	435846084	438793259	440539534	448106195	448136291	448166579	448196790	448227090	448257311	448287458	448317651	448347765	448377804	448407833	448438929	434800520	447939786
435354386	435525381	435690243	435846092	438793416	440539609	448106203	448136309	448166587	448196808	448227108	448257329	448287466	448317669	448347773	448377812	448407841	448438937	434800728	447939794
435354394	435526850	435690284	435846126	438793473	440539666	448106211	448136317	448166595	448196824	448227116	448257337	448287474	448317677	448347781	448377820	448407858	448438945	434801072	447939802
435354402	435526876	435690292	435846209	438793481	440539682	448106237	448136325	448166603	448196832	448227124	448257345	448287482	448317685	448347799	448377838	448407866	448438952	434803433	447939828
435354444	435527023	435690300	435846282	438793499	440539724	448106245	448136333	448166611	448196840	448227132	448257352	448287490	448317693	448347807	448377846	448407874	448438960	434805420	447939836
435354535	435527056	435690318	435846464	438793549	440539765	448106252	448136341	448166629	448196857	448227140	448257360	448287508	448317701	448347815	448377853	448407882	448438986	434808788	447939844
435354543	435527072	435690359	435846472	438793861	440539799	448106260	448136358	448166637	448196865	448227157	448257378	448287516	448317719	448347823	448377861	448407890	448439000	434809182	447939851
435354550	435527114	435690383	435846530	438794000	440539880	448106278	448136366	448166645	448196873	448227165	448257386	448287524	448317727	448347831	448377879	448407908	448439018	434809240	447939869
435354618	435527130	435690425	435846605	438794083	440539898	448106286	448136374	448166652	448196881	448227173	448257394	448287532	448317735	448347849	448377887	448407916	448439026	434811287	447939877
435354626	435527189	435690482	435846639	438794141	440540029	448106294	448136382	448166660	448196899	448227181	448257402	448287540	448317743	448347856	448377895	448407924	448439034	434812947	447939885
435354691	435527262	435690516	435846712	438794208	440540052	448106302	448136390	448166678	448196907	448227199	448257410	448287557	448317750	448347864	448377903	448407932	448439042	434815841	447939893
435354808	435527296	435690615	435846738	438794224	440540060	448106328	448136408	448166686	448196915	448227207	448257428	448287565	448317768	448347872	448377911	448407940	448439059	434817664	447939901
435354873	435527320	435690672	435846829	438794281	440540078	448106336	448136416	448166694	448196923	448227215	448257436	448287573	448317776	448347880	448377929	448407957	448439067	434818191	447939919
435354998	435527346	435690698	435846886	438794323	440540102	448106344	448136424	448166702	448196931	448227223	448257444	448287581	448317784	448347898	448377937	448407965	448439075	434818449	447939927
435355185	435527395	435690730	435846894	438794430	440540136	448106351	448136432	448166710	448196949	448227231	448257451	448287599	448317792	448347906	448377945	448407973	448439091	434821393	447939935
435355219	435527502	435690755	435846902	438794448	440540169	448106369	448136440	448166728	448196956	448227249	448257469	448287607	448317800	448347914	448377952	448407981	448439109	434822243	447939943
435355276	435527510	435690763	435846969	438794562	440540185	448106377	448136457	448166736	448196964	448227256	448257477	448287615	448317818	448347922	448377960	448407999	448439117	434822581	447939950
435355318	435527536	435690938	435847009	438794653	440540292	448106385	448136465	448166744	448196972	448227264	448257485	448287623	448317834	448347930	448377978	448408005	448439125	434823118	447939968
435355334	435527718	435690961	435847017	438794679	440540300	448106393	448136473	448166751	448196980	448227272	448257493	448287631	448317842	448347948	448377986	448408013	448439133	434823712	447939976
435355383	435527734	435690979	435847025	438794695	440540359	448106401	448136481	448166769	448196998	448227280	448257501	448287649	448317859	448347955	448377994	448408021	448439158	434826343	447940008
435355557	435527742	435690987	435847033	438794778	440540367	448106419	448136499	448166777	448197004	448227298	448257519	448287656	448317867	448347963	448378000	448408039	448439166	434826350	447940016
435355607	435527791	435691001	435847108	438794968	440540391	448106427	448136507	448166785	448197012	448227306	448257527	448287664	448317875	448347971	448378018	448408047	448439174	434832366	447940024
435355631	435527825	435691043	435847116	438795171	440540433	448106435	448136515	448166793	448197020	448227322	448257535	448287672	448317883	448347989	448378026	448408054	448439182	434832960	447940032
435355763	435527833	435691050	435847124	438795189	440540516	448106443	448136523	448166801	448197038	448227330	448257543	448287680	448317891	448347997	448378034	448408062	448439208	434833992	447940040
435355805	435527981	435691092	435847132	438795205	440540599	448106450	448136531	448166819	448197046	448227348	448257550	448287698	448317909	448348003	448378042	448408070	448439216	434835336	447940057
435355813	435527999	435691142	435847140	438795361	440540607	448106468	448136549	448166827	448197053	448227355	448257568	448287706	448317917	448348011	448378059	448408088	448439224	434836243	447940065
435355821	435528005	435691159	435847249	438795387	440540623	448106476	448136556	448166835	448197061	448227363	448257576	448287714	448317925	448348029	448378067	448408096	448439232	434836557	447940073
435355847	435528013	435691225	435847280	438795395	440540631	448106484	448136564	448166843	448197079	448227371	448257584	448287722	448317933	448348037	448378075	448408104	448439240	434837043	447940081
435355854	435528229	435691282	435847348	438795403	440540904	448106492	448136572	448166850	448197087	448227389	448257592	448287730	448317941	448348045	448378083	448408112	448439257	434837324	447940099
435355870	435528302	435691290	435848577	438795494	440541118	448106500	448136580	448166868	448197095	448227397	448257600	448287748	448317958	448348052	448378091	448408120	448439265	434837464	447940107
435355888	435528310	435691373	435848601	440378941	440541167	448106518	448136598	448166876	448197103	448227405	448257618	448287755	448317966	448348060	448378109	448408138	448439273	434839643	447940115
435356167	435528351	435691423	435848775	440378974	440541191	448106526	448136606	448166884	448197111	448227413	448257626	448287763	448317974	448348078	448378117	448408146	448439281	434840062	447940123
435356175	435528435	435691480	435848783	440379030	440541258	448106534	448136614	448166892	448197129	448227421	448257634	448287771	448317982	448348086	448378125	448408153	448439299	434841581	447940131
435356274	435528468	435691555	435848791	440379071	440541266	448106542	448136622	448166900	448197137	448227439	448257642	448287789	448317990	448348094	448378133	448408161	448439307	434842548	447940149
435356357	435528500	435691605	435848817	440379097	440541407	448106559	448136630	448166918	448197145	448227447	448257659	448287797	448318006	448348102	448378141	448408179	448439315	434842639	447940164
435356407	435528518	435691688	435848833	440379162	440541431	448106567	448136648	448166926	448197152	448227454	448257667	448287805	448318014	448348110	448378158	448408187	448439331	434843959	447940172
435356431	435528534	435691720	435848858	440379196	440541456	448106575	448136655	448166934	448197160	448227462	448257675	448287813	448318022	448348128	448378166	448408195	448439349	434845954	447940198
435356456	435528567	435691787	435848882	440379253	440541480	448106583	448136663	448166942	448197178	448227470	448257683	448287821	448318030	448348136	448378174	448408203	448439364	434847554	447940206
435356548	435528591	435691845	435848932	440379402	440541506	448106591	448136671	448166959	448197186	448227488	448257691	448287839	448318048	448348144	448378182	448408211	448439372	434848065	447940214
435356696	435528617	435691910	435848957	440379501	440541563	448106609	448136689	448166967	448197194	448227496	448257709	448287847	448318055	448348151	448378190	448408229	448439380	434852232	447940222
435356753	435528625	435692082	435849005	440379543	440541670	448106617	448136697	448166975	448197202	448227504	448257717	448287854	448318063	448348169	448378208	448408237	448439414	434853925	447940230
435356761	435528880	435692157	435849096	440379592	440541704	448106625	448136705	448166983	448197210	448227512	448257725	448287862	448318071	448348177	448378216	448408245	448439422	434854790	447940248
435356852	435528898	435692223	435849112	440379667	440541720	448106633	448136713	448166991	448197228	448227520	448257733	448287870	448318089	448348185	448378224	448408252	448439448	434856787	447940255
435356878	435529011	435692264	435849138	440379691	440541746	448106641	448136721	448167007	448197236	448227538	448257741	448287888	448318097	448348193	448378232	448408260	448439455	434857173	447940263
435356951	435529136	435692280	435849146	440379840	440541811	448106658	448136739	448167015	448197244	448227546	448257758	448287896	448318105	448348201	448378240	448408278	448439463	434857926	447940271
435356993	435529193	435692355	435849187	440379873	440541837	448106666	448136747	448167023	448197251	448227553	448257766	448287904	448318113	448348219	448378257	448408286	448439471	434861282	447940289
435357058	435529250	435692371	435849229	440379956	440541845	448106674	448136754	448167031	448197269	448227561	448257774	448287912	448318121	448348227	448378265	448408294	448439489	434861498	447940297
435357090	435529359	435692397	435849245	440379964	440541902	448106682	448136762	448167049	448197277	448227579	448257782	448287920	448318139	448348235	448378273	448408302	448439505	434861951	447940305
435357140	435529383	435692553	435849252	440379980	440541936	448106690	448136770	448167056	448197285	448227587	448257790	448287938	448318147	448348243	448378281	448408310	448439513	434862181	447940313
435357165	435529490	435692587	435849260	440380004	440541951	448106708	448136788	448167064	448197293	448227595	448257808	448287946	448318154	448348250	448378299	448408328	448439539	434862918	447940321
435357199	435529532	435692595	435849336	440380012	440541977	448106716	448136796	448167072	448197301	448227603	448257816	448287953	448318162	448348268	448378307	448408336	448439547	434864534	447940339
435357256	435529813	435692660	435849344	440380053	440542033	448106724	448136804	448167080	448197319	448227629	448257824	448287961	448318170	448348276	448378315	448408344	448439554	434864583	447940347
435357280	435529938	435692702	435849385	440380210	440542058	448106732	448136812	448167098	448197327	448227637	448257832	448287979	448318188	448348284	448378323	448408351	448439562	434868626	447940354

SCH-A-35

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435357348	435530001	435692728	435849435	440380335	440542108	448106740	448136820	448167106	448197335	448227645	448257840	448287987	448318196	448348292	448378331	448408369	448439570	434868733	447940362
435357389	435530027	435692959	435849468	440380350	440542173	448106757	448136838	448167114	448197343	448227652	448257857	448287995	448318204	448348300	448378349	448408377	448439588	434869491	447940370
435357397	435530050	435692975	435849484	440380376	440542199	448106765	448136846	448167122	448197350	448227660	448257865	448288001	448318212	448348318	448378356	448408385	448439596	434869525	447940388
435357421	435530100	435693148	435849500	440380483	440542223	448106773	448136853	448167130	448197368	448227678	448257873	448288019	448318220	448348326	448378364	448408393	448439604	434870911	447940396
435357736	435530118	435693197	435849518	440380491	440542231	448106781	448136861	448167148	448197376	448227686	448257881	448288027	448318238	448348334	448378372	448408401	448439612	434870945	447940404
435357769	435530167	435693239	435849526	440380541	440542249	448106799	448136879	448167155	448197384	448227694	448257899	448288035	448318246	448348342	448378380	448408419	448439620	434872313	447940412
435357777	435530225	435693304	435849542	440380574	440542330	448106807	448136887	448167163	448197392	448227702	448257907	448288043	448318253	448348359	448378398	448408427	448439638	434872867	447940420
435357785	435530233	435693320	435849633	440380855	440542462	448106815	448136895	448167171	448197400	448227710	448257915	448288050	448318261	448348367	448378406	448408435	448439646	434874590	447940438
435357819	435530308	435693395	435849658	440380889	440542553	448106823	448136903	448167197	448197418	448227728	448257923	448288068	448318279	448348375	448378414	448408443	448439679	434874939	447940446
435357843	435530373	435693452	435849674	440380921	440542678	448106831	448136911	448167205	448197426	448227736	448257931	448288076	448318287	448348383	448378422	448408450	448439687	434875241	447940453
435357876	435530381	435693502	435849807	440380954	440542801	448106849	448136929	448167213	448197434	448227744	448257949	448288084	448318295	448348391	448378430	448408468	448439695	434875704	447940461
435357934	435530456	435693544	435849823	440381010	440542850	448106856	448136937	448167221	448197442	448227751	448257956	448288092	448318303	448348409	448378448	448408476	448439703	434875779	447940487
435357983	435530548	435693585	435849880	440381036	440542900	448106864	448136945	448167239	448197459	448227769	448257964	448288100	448318311	448348417	448378455	448408484	448439729	434877114	447940495
435358023	435530563	435693692	435849906	440381044	440542918	448106872	448136952	448167247	448197467	448227777	448257972	448288118	448318329	448348425	448378463	448408492	448439737	434878179	447940503
435358049	435530571	435693726	435849963	440381143	440542959	448106880	448136960	448167254	448197475	448227785	448257980	448288126	448318337	448348433	448378471	448408500	448439745	434878294	447940511
435358072	435530712	435693742	435850029	440381150	440542975	448106898	448136978	448167262	448197483	448227793	448257998	448288134	448318345	448348441	448378489	448408518	448439752	434878542	447940529
435358106	435530753	435693791	435850128	440381176	440543072	448106906	448136986	448167270	448197491	448227801	448258004	448288142	448318352	448348458	448378497	448408526	448439778	434879474	447940537
435358114	435530910	435693858	435850136	440381184	440543114	448106914	448136994	448167288	448197509	448227819	448258012	448288159	448318360	448348466	448378505	448408534	448439794	434881017	447940545
435358148	435530936	435693916	435850151	440381192	440543122	448106922	448137000	448167296	448197517	448227827	448258020	448288167	448318378	448348474	448378513	448408542	448439802	434881025	447940552
435358254	435530944	435693924	435850169	440381226	440543130	448106930	448137018	448167304	448197525	448227835	448258038	448288175	448318386	448348482	448378521	448408559	448439810	434881512	447940560
435358262	435530951	435693973	435850227	440381325	440543163	448106948	448137026	448167312	448197533	448227843	448258046	448288183	448318394	448348490	448378539	448408567	448439828	434882460	447940578
435358296	435530969	435693981	435850250	440381408	440543189	448106955	448137034	448167320	448197541	448227850	448258053	448288191	448318402	448348508	448378547	448408575	448439836	434883187	447940586
435358387	435531033	435694021	435850284	440381457	440543213	448106963	448137042	448167338	448197558	448227868	448258061	448288209	448318410	448348516	448378554	448408583	448439851	434883765	447940594
435358478	435531082	435694054	435850326	440381804	440543304	448106971	448137059	448167346	448197566	448227876	448258079	448288217	448318428	448348524	448378562	448408591	448439869	434883864	447940602
435358486	435531124	435694104	435850334	440381887	440543320	448106989	448137067	448167353	448197574	448227884	448258087	448288225	448318436	448348532	448378570	448408609	448439877	434883930	447940610
435358551	435531157	435694179	435850383	440381937	440543338	448106997	448137075	448167361	448197582	448227892	448258095	448288233	448318444	448348540	448378588	448408617	448439885	434884383	447940628
435358585	435531207	435694187	435850433	440381986	440543379	448107003	448137083	448167379	448197590	448227900	448258103	448288241	448318451	448348557	448378596	448408625	448439893	434885356	447940636
435358668	435531264	435694260	435850466	440382059	440543429	448107011	448137091	448167387	448197608	448227918	448258111	448288258	448318469	448348565	448378604	448408633	448439901	434886057	447940644
435358726	435531306	435694310	435850490	440382083	440543437	448107029	448137109	448167395	448197616	448227926	448258129	448288266	448318477	448348573	448378612	448408641	448439919	434892279	447940651
435358742	435531355	435694369	435850573	440382190	440543510	448107037	448137117	448167403	448197624	448227934	448258137	448288274	448318485	448348581	448378620	448408658	448439927	434892592	447940669
435358791	435531561	435694435	435850631	440382380	440543528	448107045	448137125	448167411	448197632	448227942	448258145	448288282	448318493	448348599	448378638	448408666	448439935	434895520	447940677
435358817	435531587	435694476	435850672	440382398	440543585	448107052	448137133	448167429	448197640	448227959	448258152	448288290	448318501	448348607	448378646	448408674	448439968	434895769	447940685
435358874	435531710	435694492	435850706	440382414	440543692	448107060	448137141	448167437	448197657	448227967	448258160	448288308	448318519	448348615	448378653	448408682	448439984	434896205	447940693
435358890	435531728	435694609	435850755	440382448	440543759	448107078	448137158	448167445	448197665	448227975	448258178	448288316	448318527	448348623	448378661	448408690	448439992	434899860	447940701
435358932	435531884	435694617	435850805	440382638	440543775	448107086	448137166	448167452	448197673	448227983	448258186	448288324	448318535	448348631	448378679	448408708	448440016	434901559	447940719
435358940	435531918	435694708	435850813	440382653	440543783	448107094	448137174	448167460	448197681	448227991	448258194	448288332	448318543	448348649	448378687	448408716	448440024	434901914	447940727
435359021	435531959	435694716	435850888	440382661	440543999	448107102	448137182	448167478	448197699	448228007	448258202	448288340	448318550	448348656	448378695	448408724	448440032	434902979	447940735
435359104	435532007	435694757	435850912	440382687	440544021	448107110	448137190	448167486	448197707	448228023	448258210	448288357	448318568	448348664	448378703	448408732	448440040	434903910	447940743
435359179	435532049	435694898	435850938	440382737	440544039	448107128	448137208	448167494	448197715	448228031	448258228	448288365	448318576	448348672	448378711	448408740	448440065	434904371	447940750
435359187	435532064	435694914	435850946	440382786	440544047	448107136	448137216	448167502	448197723	448228049	448258236	448288373	448318584	448348680	448378729	448408757	448440081	434904918	447940768
435359203	435532072	435694930	435851001	440382828	440544088	448107144	448137224	448167510	448197731	448228056	448258244	448288381	448318592	448348698	448378737	448408765	448440099	434905055	447940776
435359211	435532122	435694948	435851019	440382836	440544104	448107151	448137232	448167528	448197749	448228064	448258251	448288399	448318600	448348706	448378745	448408773	448440107	434906392	447940784
435359294	435532148	435695010	435851084	440382844	440544120	448107169	448137240	448167536	448197756	448228072	448258269	448288407	448318618	448348714	448378752	448408781	448440115	434906715	447940792
435359310	435532197	435695135	435851142	440382851	440544138	448107177	448137257	448167544	448197764	448228080	448258277	448288415	448318626	448348722	448378760	448408799	448440123	434907093	447940800
435359377	435532205	435695234	435851159	440382901	440544187	448107185	448137265	448167551	448197772	448228098	448258285	448288423	448318634	448348730	448378778	448408807	448440149	434907697	447940818
435359435	435532270	435695283	435851175	440382919	440544195	448107193	448137273	448167569	448197780	448228106	448258293	448288431	448318642	448348748	448378786	448408815	448440156	434908257	447940826
435359476	435532296	435695291	435851191	440382950	440544211	448107201	448137281	448167577	448197798	448228114	448258301	448288449	448318659	448348755	448378794	448408823	448440164	434908927	447940834
435359575	435532338	435695408	435851209	440382968	440544229	448107219	448137299	448167585	448197806	448228122	448258319	448288456	448318667	448348763	448378802	448408831	448440172	434911384	447940842
435359609	435532346	435695416	435851217	440382976	440544286	448107227	448137307	448167593	448197814	448228130	448258327	448288464	448318675	448348771	448378810	448408849	448440206	434912390	447940859
435359658	435532361	435695432	435851258	440382992	440544294	448107235	448137315	448167601	448197822	448228148	448258335	448288472	448318683	448348789	448378828	448408856	448440214	434912531	447940867
435359682	435532619	435695499	435851332	440383040	440544351	448107243	448137323	448167619	448197830	448228155	448258350	448288480	448318691	448348797	448378836	448408864	448440230	434912796	447940875
435359724	435532643	435695580	435851365	440383073	440544401	448107250	448137331	448167627	448197848	448228163	448258368	448288498	448318709	448348805	448378844	448408872	448440248	434915492	447940883
435359740	435532650	435695630	435851399	440383131	440544419	448107268	448137349	448167635	448197855	448228171	448258376	448288506	448318717	448348813	448378851	448408880	448440255	434916060	447940891
435359815	435532692	435695663	435851464	440383206	440544468	448107276	448137356	448167643	448197863	448228189	448258384	448288514	448318725	448348821	448378869	448408898	448440263	434916508	447940909
435359823	435532742	435695770	435851514	440383230	440544484	448107284	448137364	448167668	448197871	448228197	448258392	448288522	448318733	448348839	448378877	448408906	448440271	434916656	447940917
435359831	435532809	435695820	435851589	440383263	440544526	448107292	448137372	448167676	448197889	448228205	448258400	448288530	448318741	448348847	448378885	448408914	448440289	434917670	447940925
435359880	435532908	435695945	435851605	440383289	440544534	448107300	448137380	448167684	448197897	448228213	448258418	448288548	448318758	448348854	448378893	448408922	448440297	434919775	447940933
435359955	435532924	435695960	435851621	440383412	440544609	448107318	448137398	448167692	448197905	448228221	448258426	448288555	448318766	448348862	448378901	448408930	448440305	434920575	447940941
435360276	435532940	435695978	435851654	440383453	440544625	448107326	448137406	448167700	448197913	448228239	448258434	448288563	448318774	448348870	448378919	448408948	448440313	434920690	447940958
435360508	435533021	435696042	435851670	440383529	440544674	448107334	448137414	448167718	448197921	448228247	448258442	448288571	448318782	448348888	448378927	448408955	448440339	434920963	447940966
435360516	435533039	435696075	435851696	440383644	440544740	448107342	448137422	448167726	448197939	448228254	448258459	448288589	448318790	448348896	448378935	448408963	448440354	434922118	447940974
435360557	435533096	435696117	435851720	440383651	440544773	448107359	448137430	448167734	448197954	448228262	448258467	448288597	448318808	448348904	448378943	448408971	448440362	434922274	447940982
435360599	435533179	435696141	435851738	440383719	440544948	448107367	448137448	448167742	448197962	448228270	448258475	448288605	448318816	448348912	448378950	448408989	448440370	434922423	447940990
435360623	435533187	435696224	435851746	440383735	440545028	448107375	448137455	448167759	448197970	448228288	448258483	448288613	448318824	448348920	448378968	448408997	448440388	434922753	447941006
435360706	435533344	435696232	435851837	440383768	440545044	448107383	448137463	448167767	448197988	448228296	448258491	448288621	448318832	448348938	448378976	448409003	448440396	434923330	447941014
435360847	435533369	435696315	435851845	440383784	440545093	448107391	448137471	448167775	448197996	448228304	448258509	448288639	448318840	448348946	448378984	448409011	448440404	434924718	447941022
435360912	435533401	435696323	435851852	440383792	440545143	448107409	448137489	448167783	448198002	448228312	448258517	448288647	448318857	448348953	448378992	448409029	448440412	434924726	447941030
435360938	435533575	435696372	435851944	440383842	440545150	448107417	448137497	448167791	448198010	448228320	448258525	448288654	448318865	448348961	448379008	448409037	448440420	434925053	447941048
435360979	435533583	435696455	435851951	440383883	440545184	448107425	448137505	448167809	448198028	448228338	448258533	448288662	448318873	448348979	448379016	448409045	448440438	434928545	447941055
435361035	435533617	435696463	435851985	440383925	440545234	448107433	448137513	448167817	448198036	448228346	448258541	448288670	448318881	448348987	448379024	448409052	448440453	434929246	447941063
435361050	435533641	435696505	435852009	440383966	440545267	448107441	448137521	448167825	448198044	448228353	448258558	448288688	448318899	448348995	448379032	448409060	448440461	434931101	447941071
435361068	435533716	435696539	435852041	440383990	440545325	448107458	448137539	448167833	448198051	448228361	448258566	448288696	448318907	448349001	448379040	448409078	448440479	434934956	447941089
435361092	435533732	435696547	435852082	440384006	440545358	448107466	448137547	448167841	448198069	448228379	448258574	448288704	448318915	448349019	448379057	448409086	448440487	434935417	447941097

SCH-A-36

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435361100	435533815	435696554	435852249	440384014	440545366	448107474	448137554	448167858	448198077	448228387	448258582	448288712	448318923	448349027	448379065	448409094	448440495	434937108	447941105
435361142	435533880	435696612	435852306	440384048	440545382	448107482	448137562	448167866	448198085	448228395	448258590	448288720	448318931	448349035	448379073	448409102	448440503	434937694	447941113
435361191	435533898	435696679	435852363	440384089	440545440	448107490	448137570	448167874	448198093	448228403	448258608	448288738	448318949	448349043	448379081	448409110	448440511	434940813	447941121
435361340	435533955	435696695	435852512	440384105	440545531	448107508	448137588	448167882	448198101	448228411	448258616	448288746	448318956	448349050	448379099	448409128	448440529	434941159	447941139
435361373	435534045	435696752	435852561	440384279	440545622	448107516	448137596	448167890	448198119	448228429	448258624	448288753	448318964	448349068	448379107	448409136	448440537	434941712	447941147
435361415	435534052	435696778	435852611	440384295	440545630	448107524	448137604	448167908	448198127	448228437	448258632	448288761	448318972	448349076	448379115	448409144	448440545	434942967	447941154
435361449	435534086	435696885	435852637	440384303	440545762	448107532	448137612	448167916	448198135	448228445	448258640	448288779	448318980	448349084	448379123	448409151	448440560	434945135	447941162
435361530	435534094	435697156	435852660	440384345	440545770	448107540	448137620	448167924	448198143	448228452	448258657	448288787	448318998	448349092	448379131	448409169	448440578	434945259	447941170
435361589	435534110	435697164	435852678	440384451	440545820	448107557	448137638	448167932	448198150	448228460	448258665	448288795	448319004	448349100	448379149	448409177	448440586	434946851	447941188
435361613	435534177	435697214	435852686	440384485	440545861	448107565	448137646	448167940	448198168	448228478	448258673	448288803	448319012	448349118	448379156	448409185	448440594	434948261	447941196
435361654	435534557	435697297	435852769	440384576	440545937	448107573	448137653	448167957	448198176	448228486	448258681	448288811	448319020	448349126	448379164	448409193	448440602	434951307	447941204
435361662	435534615	435697347	435852777	440384725	440545960	448107581	448137661	448167965	448198184	448228494	448258699	448288829	448319038	448349134	448379172	448409201	448440610	434951455	447941212
435361670	435534623	435697362	435852785	440384741	440545978	448107599	448137679	448167973	448198192	448228502	448258707	448288837	448319046	448349142	448379180	448409219	448440628	434951661	447941220
435361688	435534631	435697453	435852835	440384774	440545986	448107607	448137687	448167981	448198200	448228510	448258715	448288845	448319053	448349159	448379198	448409227	448440636	434954228	447941238
435361712	435534680	435697495	435853007	440384899	440545994	448107615	448137695	448167999	448198218	448228528	448258723	448288852	448319061	448349167	448379206	448409235	448440644	434954301	447941246
435361878	435534730	435697578	435853023	440385003	440546042	448107631	448137703	448168005	448198226	448228536	448258731	448288860	448319079	448349175	448379214	448409243	448440651	434954467	447941253
435361886	435534755	435697743	435853155	440385011	440546091	448107649	448137711	448168013	448198234	448228544	448258749	448288878	448319087	448349183	448379222	448409250	448440669	434954582	447941261
435361894	435534854	435697776	435853221	440385128	440546166	448107656	448137729	448168021	448198242	448228551	448258756	448288886	448319095	448349191	448379230	448409268	448440677	434956140	447941279
435361951	435534870	435697784	435853270	440385169	440546182	448107664	448137737	448168039	448198259	448228569	448258764	448288894	448319103	448349209	448379248	448409276	448440685	434958724	447941287
435362017	435534920	435697842	435853346	440385193	440546232	448107672	448137745	448168047	448198267	448228577	448258772	448288902	448319111	448349217	448379255	448409284	448440693	434958971	447941295
435362066	435535000	435697867	435853387	440385219	440546265	448107680	448137752	448168062	448198275	448228585	448258780	448288910	448319129	448349225	448379263	448409292	448440701	434960001	447941303
435362074	435535158	435698188	435853395	440385334	440546331	448107698	448137760	448168070	448198283	448228593	448258798	448288928	448319137	448349233	448379271	448409300	448440719	434960035	447941311
435362132	435535182	435698204	435853478	440385342	440546471	448107706	448137778	448168088	448198291	448228601	448258806	448288936	448319145	448349241	448379289	448409318	448440727	434960423	447941329
435362207	435535216	435698451	435853486	440385425	440546539	448107714	448137786	448168096	448198309	448228619	448258814	448288944	448319152	448349258	448379297	448409326	448440750	434960472	447941337
435362223	435535224	435698956	435853502	440385441	440546562	448107722	448137794	448168104	448198317	448228627	448258822	448288951	448319160	448349266	448379305	448409334	448440776	434960530	447941345
435362314	435535281	435699087	435853528	440385516	440546729	448107730	448137802	448168112	448198325	448228635	448258830	448288969	448319186	448349274	448379313	448409342	448440784	434960662	447941352
435362355	435535323	435699160	435853536	440385557	440546737	448107748	448137810	448168120	448198333	448228643	448258848	448288977	448319194	448349282	448379321	448409359	448440792	434961918	447941360
435362462	435535349	435699228	435853544	440385565	440546810	448107755	448137828	448168138	448198341	448228650	448258855	448288985	448319202	448349290	448379339	448409367	448440800	434962510	447941378
435362504	435535372	435699285	435853569	440385607	440546836	448107763	448137836	448168146	448198358	448228668	448258863	448288993	448319210	448349308	448379347	448409375	448440826	434965257	447941386
435362561	435535422	435699434	435853585	440385672	440546851	448107771	448137844	448168153	448198366	448228676	448258871	448289009	448319228	448349316	448379354	448409383	448440834	434965398	447941394
435362587	435535430	435699467	435853593	440385680	440546901	448107789	448137851	448168161	448198374	448228684	448258889	448289017	448319236	448349324	448379362	448409391	448440842	434968889	447941402
435362652	435535505	435699590	435853627	440385748	440546968	448107797	448137869	448168179	448198382	448228692	448258897	448289025	448319244	448349332	448379370	448409409	448440875	434970125	447941410
435362678	435535596	435699665	435853635	440385755	440546992	448107805	448137877	448168187	448198390	448228700	448258905	448289033	448319251	448349340	448379388	448409417	448440883	434970299	447941428
435362702	435535638	435699673	435853650	440385912	440547149	448107813	448137885	448168195	448198408	448228718	448258913	448289041	448319269	448349357	448379396	448409425	448440891	434971032	447941436
435362744	435535752	435699699	435853668	440385946	440547164	448107821	448137893	448168203	448198416	448228726	448258921	448289058	448319277	448349365	448379404	448409433	448440909	434971123	447941444
435362751	435535836	435699707	435853783	440386035	440547172	448107839	448137901	448168211	448198424	448228734	448258939	448289066	448319285	448349373	448379412	448409441	448440917	434971602	447941451
435362785	435535844	435699715	435853791	440386175	440547180	448107847	448137919	448168229	448198432	448228742	448258947	448289074	448319293	448349381	448379420	448409458	448440925	434971701	447941469
435362843	435535968	435699723	435853825	440386290	440547271	448107854	448137927	448168237	448198440	448228759	448258954	448289082	448319301	448349399	448379438	448409466	448440933	434974424	447941477
435362892	435535976	435699871	435853833	440386316	440547313	448107862	448137935	448168245	448198457	448228767	448258962	448289090	448319319	448349407	448379446	448409474	448440941	434976866	447941485
435362918	435536057	435699921	435853841	440386431	440547370	448107870	448137943	448168252	448198465	448228775	448258970	448289108	448319327	448349415	448379453	448409482	448440958	434977153	447941493
435362942	435536073	435699947	435854005	440386480	440547388	448107888	448137950	448168260	448198473	448228783	448258988	448289116	448319335	448349423	448379461	448409490	448440966	434977286	447941501
435362959	435536099	435699970	435854161	440386498	440547438	448107896	448137968	448168278	448198481	448228791	448258996	448289124	448319343	448349431	448379479	448409508	448440982	434977310	447941519
435363015	435536115	435699988	435854195	440386514	440547453	448107904	448137976	448168286	448198499	448228809	448259002	448289132	448319350	448349449	448379487	448409516	448441006	434977500	447941527
435363031	435536131	435699996	435854278	440386530	440547479	448107912	448137984	448168294	448198507	448228817	448259010	448289140	448319368	448349456	448379495	448409524	448441014	434979241	447941535
435363064	435536198	435700067	435854401	440386555	440547495	448107920	448137992	448168302	448198515	448228825	448259028	448289157	448319376	448349464	448379503	448409532	448441022	434982278	447941543
435363098	435536339	435700075	435854518	440386563	440547537	448107938	448138008	448168310	448198523	448228833	448259036	448289165	448319384	448349472	448379511	448409540	448441030	434982310	447941550
435363148	435536370	435700091	435854534	440386746	440547560	448107946	448138016	448168328	448198531	448228841	448259044	448289173	448319392	448349480	448379529	448409557	448441055	434982401	447941568
435363155	435536438	435700141	435854633	440386837	440547644	448107953	448138024	448168336	448198549	448228858	448259051	448289181	448319400	448349498	448379537	448409565	448441063	434982724	447941576
435363221	435536453	435700224	435854658	440387025	440547685	448107961	448138032	448168344	448198556	448228866	448259069	448289199	448319418	448349506	448379545	448409573	448441071	434983417	447941584
435363288	435536552	435700232	435854682	440387066	440547727	448107979	448138040	448168351	448198564	448228874	448259077	448289207	448319426	448349514	448379552	448409581	448441105	434984142	447941592
435363346	435536594	435700257	435854708	440387173	440547743	448107987	448138057	448168369	448198572	448228882	448259085	448289215	448319434	448349522	448379560	448409599	448441113	434984670	447941600
435363536	435536628	435700273	435854732	440387223	440547750	448107995	448138065	448168377	448198580	448228890	448259093	448289223	448319442	448349530	448379578	448409607	448441121	434984696	447941618
435363544	435536685	435700299	435854740	440387322	440547800	448108001	448138073	448168385	448198598	448228908	448259101	448289231	448319459	448349548	448379586	448409615	448441139	434985552	447941626
435363601	435536735	435700331	435854815	440387355	440547842	448108019	448138081	448168393	448198606	448228916	448259119	448289249	448319467	448349555	448379594	448409623	448441147	434986584	447941634
435363627	435536743	435700349	435854872	440387363	440547909	448108027	448138099	448168401	448198614	448228924	448259127	448289256	448319475	448349563	448379602	448409631	448441154	434986972	447941642
435363734	435536784	435700364	435854880	440387397	440547966	448108035	448138107	448168419	448198622	448228932	448259135	448289264	448319483	448349571	448379610	448409649	448441162	434987087	447941659
435363866	435536859	435700380	435854963	440387496	440547990	448108043	448138115	448168427	448198630	448228940	448259143	448289272	448319491	448349589	448379628	448409656	448441170	434987301	447941667
435363882	435536867	435700398	435855077	440387751	440548022	448108050	448138123	448168435	448198648	448228957	448259150	448289280	448319509	448349597	448379636	448409664	448441188	434992293	447941675
435363924	435537022	435700521	435855093	440387819	440548030	448108068	448138131	448168443	448198655	448228965	448259168	448289298	448319517	448349605	448379644	448409672	448441196	434997052	447941683
435363957	435537071	435700539	435855119	440387835	440548097	448108076	448138149	448168450	448198663	448228973	448259176	448289306	448319525	448349613	448379651	448409680	448441212	434997714	447941691
435363965	435537089	435700562	435855143	440387884	440548246	448108084	448138156	448168468	448198671	448228981	448259184	448289314	448319533	448349621	448379669	448409698	448441220	434998613	447941709
435363973	435537105	435700679	435855150	440388023	440548253	448108092	448138164	448168476	448198689	448228999	448259192	448289322	448319541	448349639	448379677	448409706	448441246	435000039	447941717
435364005	435537121	435700729	435855192	440388098	440548261	448108100	448138172	448168484	448198697	448229005	448259200	448289330	448319558	448349647	448379685	448409714	448441253	435005483	447941725
435364021	435537238	435700786	435855200	440388122	440548279	448108118	448138180	448168492	448198705	448229013	448259218	448289348	448319566	448349654	448379693	448409722	448441261	435006648	447941733
435364047	435537352	435700794	435855267	440388130	440548402	448108126	448138198	448168500	448198713	448229021	448259226	448289355	448319574	448349662	448379701	448409730	448441279	435007232	447941741
435364112	435537360	435700802	435855390	440388171	440548428	448108134	448138206	448168518	448198721	448229039	448259234	448289363	448319582	448349670	448379719	448409748	448441295	435007265	447941758
435364278	435537386	435700810	435855408	440388254	440548451	448108142	448138214	448168526	448198739	448229047	448259242	448289371	448319590	448349688	448379727	448409755	448441303	435010210	447941766
435364344	435537410	435700869	435855499	440388304	440548543	448108159	448138222	448168534	448198747	448229054	448259259	448289389	448319608	448349696	448379735	448409763	448441311	435012943	447941774
435364351	435537436	435700877	435855523	440388346	440548634	448108167	448138230	448168542	448198754	448229062	448259267	448289397	448319616	448349704	448379743	448409771	448441329	435013909	447941782
435364369	435537493	435700893	435855739	440388353	440548717	448108175	448138248	448168559	448198762	448229070	448259275	448289405	448319624	448349712	448379750	448409789	448441337	435015771	447941790
435364393	435537535	435700976	435855770	440388395	440548733	448108183	448138255	448168567	448198770	448229088	448259283	448289413	448319632	448349720	448379768	448409797	448441345	435016837	447941808
435364401	435537550	435701057	435855788	440388429	440548741	448108191	448138263	448168575	448198788	448229096	448259291	448289421	448319640	448349738	448379776	448409805	448441360	435017488	447941816
435364542	435537576	435701065	435855838	440388536	440548758	448108209	448138271	448168583	448198796	448229104	448259309	448289439	448319657	448349746	448379784	448409813	448441378	435017876	447941824

SCH-A-37

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435364567	435537584	435701073	435855945	440388544	440548774	448108217	448138289	448168591	448198804	448229112	448259317	448289447	448319665	448349753	448379792	448409821	448441386	435020193	447941832
435364591	435537592	435701131	435855994	440388585	440548790	448108225	448138297	448168609	448198812	448229120	448259325	448289454	448319673	448349761	448379800	448409839	448441394	435020417	447941840
435364666	435537626	435701164	435856166	440388627	440549004	448108233	448138305	448168617	448198820	448229138	448259333	448289462	448319681	448349779	448379818	448409847	448441402	435020938	447941857
435364773	435537659	435701172	435856190	440388668	440549038	448108241	448138313	448168625	448198838	448229146	448259341	448289470	448319699	448349787	448379826	448409854	448441410	435021662	447941865
435364799	435537675	435701339	435856216	440388734	440549111	448108258	448138321	448168633	448198846	448229153	448259358	448289488	448319707	448349795	448379834	448409862	448441428	435022595	447941873
435364807	435537840	435701370	435856265	440388809	440549145	448108266	448138339	448168641	448198853	448229161	448259366	448289496	448319715	448349803	448379842	448409870	448441444	435022629	447941881
435365002	435537923	435701396	435856273	440388882	440549160	448108274	448138347	448168658	448198861	448229179	448259374	448289504	448319723	448349811	448379859	448409888	448441451	435024435	447941899
435365010	435538038	435701461	435856356	440388908	440549244	448108282	448138354	448168666	448198879	448229187	448259382	448289512	448319731	448349829	448379867	448409896	448441469	435024500	447941907
435365028	435538053	435702741	435856414	440388932	440549251	448108290	448138362	448168674	448198887	448229195	448259390	448289520	448319749	448349837	448379875	448409904	448441477	435025812	447941915
435365036	435538103	435702782	435856430	440388940	440549285	448108308	448138370	448168682	448198895	448229203	448259408	448289538	448319756	448349845	448379883	448409912	448441485	435027974	447941923
435365069	435538111	435702840	435856463	440389021	440549384	448108316	448138388	448168690	448198903	448229211	448259416	448289546	448319764	448349852	448379891	448409920	448441493	435029137	447941931
435365077	435538137	435702873	435856471	440389096	440549392	448108324	448138396	448168708	448198911	448229229	448259424	448289553	448319772	448349860	448379909	448409938	448441501	435029335	447941949
435365085	435538186	435702899	435856513	440389161	440549418	448108332	448138404	448168716	448198929	448229237	448259432	448289579	448319780	448349878	448379917	448409946	448441519	435029392	447941956
435365143	435538194	435702923	435856620	440389252	440549426	448108340	448138412	448168724	448198937	448229245	448259440	448289587	448319798	448349886	448379925	448409953	448441527	435030077	447941964
435365317	435538210	435702949	435856638	440389286	440549459	448108357	448138420	448168732	448198945	448229252	448259457	448289595	448319806	448349894	448379933	448409961	448441535	435030754	447941972
435365325	435538228	435702956	435856653	440389302	440549491	448108365	448138438	448168740	448198952	448229260	448259465	448289603	448319814	448349902	448379941	448409979	448441568	435031174	447941980
435365564	435538236	435702964	435856695	440389310	440549525	448108373	448138446	448168757	448198960	448229278	448259473	448289611	448319822	448349910	448379958	448409987	448441576	435031349	447941998
435366349	435538277	435703046	435856737	440389351	440549590	448108381	448138453	448168765	448198978	448229286	448259481	448289629	448319830	448349928	448379966	448409995	448441584	435031935	447942004
435366679	435538368	435703103	435856885	440389377	440549640	448108399	448138461	448168773	448198986	448229294	448259499	448289637	448319848	448349936	448379974	448410001	448441592	435032057	447942012
435366752	435538418	435703202	435856943	440389401	440549715	448108407	448138479	448168781	448198994	448229302	448259507	448289645	448319855	448349944	448379982	448410019	448441600	435032479	447942020
435366927	435538889	435703228	435856968	440389419	440549772	448108415	448138487	448168799	448199000	448229310	448259515	448289652	448319863	448349951	448379990	448410027	448441618	435036538	447942038
435366992	435539010	435703244	435856992	440389583	440549830	448108423	448138495	448168807	448199018	448229328	448259523	448289660	448319871	448349969	448380006	448410035	448441626	435036553	447942046
435367164	435539101	435703277	435857057	440389674	440549871	448108431	448138503	448168815	448199026	448229336	448259531	448289686	448319889	448349977	448380014	448410043	448441634	435037346	447942053
435367180	435539192	435703293	435857099	440389716	440549913	448108449	448138511	448168823	448199034	448229344	448259549	448289694	448319897	448349985	448380022	448410050	448441642	435038013	447942061
435367214	435539200	435703392	435857263	440389765	440549954	448108456	448138529	448168831	448199042	448229351	448259556	448289702	448319905	448349993	448380030	448410068	448441659	435039912	447942079
435367263	435539218	435703400	435857396	440389856	440549996	448108464	448138537	448168849	448199059	448229369	448259564	448289710	448319913	448350009	448380048	448410076	448441675	435039953	447942087
435367289	435539226	435703566	435857669	440389898	440550002	448108472	448138545	448168856	448199067	448229377	448259572	448289728	448319921	448350017	448380055	448410084	448441683	435040670	447942095
435367313	435539234	435703624	435857750	440389930	440550085	448108480	448138552	448168864	448199075	448229385	448259580	448289736	448319939	448350025	448380063	448410092	448441691	435040720	447942103
435367321	435539259	435703632	435857834	440390045	440550101	448108498	448138560	448168872	448199083	448229393	448259598	448289744	448319947	448350033	448380071	448410100	448441709	435041041	447942111
435367396	435539333	435703707	435858014	440390136	440550143	448108506	448138578	448168880	448199091	448229401	448259606	448289751	448319954	448350041	448380089	448410118	448441717	435041777	447942129
435367404	435539390	435703814	435858287	440390169	440550150	448108514	448138586	448168898	448199109	448229419	448259614	448289769	448319962	448350058	448380097	448410126	448441725	435041843	447942137
435367461	435539416	435703822	435858295	440390185	440550192	448108522	448138594	448168906	448199117	448229427	448259622	448289777	448319970	448350066	448380105	448410134	448441733	435043344	447942145
435367545	435539432	435703970	435858303	440390201	440550226	448108548	448138602	448168914	448199125	448229435	448259630	448289785	448319988	448350074	448380113	448410142	448441766	435043880	447942152
435367594	435539473	435704002	435858329	440390409	440550234	448108555	448138610	448168922	448199133	448229443	448259648	448289793	448319996	448350082	448380121	448410159	448441774	435044938	447942160
435367677	435539523	435704051	435859418	440390433	440550267	448108563	448138628	448168930	448199141	448229450	448259655	448289819	448320002	448350090	448380139	448410167	448441782	435045059	447942178
435367685	435539572	435704077	435859442	440390490	440550291	448108571	448138636	448168948	448199158	448229468	448259663	448289827	448320010	448350108	448380147	448410175	448441816	435048087	447942186
435367735	435539705	435704234	435859541	440390532	440550358	448108589	448138644	448168955	448199166	448229476	448259671	448289835	448320028	448350116	448380154	448410183	448441824	435048228	447942194
435367743	435539713	435704283	435859558	440390573	440550408	448108597	448138651	448168963	448199174	448229484	448259689	448289843	448320036	448350124	448380162	448410191	448441832	435048624	447942202
435367750	435539754	435704358	435859566	440390623	440550416	448108605	448138669	448168971	448199182	448229492	448259697	448289850	448320044	448350132	448380170	448410209	448441840	435049036	447942210
435367776	435539788	435704374	435859632	440390748	440550457	448108613	448138677	448168989	448199190	448229500	448259705	448289868	448320051	448350140	448380188	448410217	448441857	435049044	447942228
435367792	435539887	435704457	435859731	440390805	440550598	448108621	448138685	448168997	448199208	448229518	448259713	448289876	448320069	448350157	448380196	448410225	448441899	435049796	447942236
435367990	435539911	435704515	435859798	440390953	440550622	448108639	448138693	448169003	448199216	448229526	448259721	448289884	448320077	448350165	448380204	448410233	448441907	435052451	447942244
435368006	435539937	435704523	435859855	440390987	440550655	448108647	448138701	448169011	448199224	448229534	448259739	448289892	448320085	448350173	448380212	448410241	448441915	435054267	447942251
435368014	435539945	435704549	435859889	440391134	440550895	448108654	448138719	448169029	448199232	448229542	448259747	448289900	448320093	448350181	448380220	448410258	448441949	435054408	447942269
435368022	435540091	435704564	435860051	440391217	440550960	448108662	448138727	448169037	448199240	448229559	448259754	448289918	448320101	448350199	448380238	448410266	448441972	435054754	447942277
435368055	435540208	435704598	435860069	440391233	440550994	448108670	448138735	448169045	448199257	448229567	448259762	448289926	448320119	448350207	448380246	448410274	448441980	435055504	447942285
435368105	435540273	435704606	435860135	440391308	440551059	448108688	448138743	448169052	448199265	448229575	448259770	448289934	448320127	448350215	448380253	448410282	448441998	435055843	447942293
435368170	435540331	435704663	435860150	440391365	440551141	448108696	448138750	448169060	448199273	448229583	448259788	448289942	448320135	448350223	448380261	448410290	448442004	435055876	447942301
435368188	435540364	435704697	435860176	440391381	440551166	448108704	448138768	448169078	448199281	448229591	448259796	448289959	448320143	448350231	448380279	448410308	448442012	435056171	447942319
435368238	435540448	435704739	435860200	440391423	440551182	448108712	448138776	448169086	448199299	448229609	448259804	448289967	448320150	448350249	448380287	448410316	448442020	435056965	447942327
435368253	435540455	435704952	435860218	440391431	440551224	448108720	448138784	448169094	448199307	448229617	448259812	448289975	448320168	448350256	448380295	448410324	448442038	435057591	447942335
435368311	435540513	435704960	435860275	440391563	440551273	448108738	448138792	448169102	448199315	448229625	448259820	448289983	448320176	448350264	448380303	448410332	448442046	435058649	447942343
435368337	435540547	435704978	435860291	440391571	440551307	448108746	448138800	448169110	448199323	448229633	448259838	448289991	448320184	448350272	448380311	448410340	448442061	435061346	447942350
435368410	435540596	435705017	435860325	440391639	440551323	448108753	448138818	448169128	448199331	448229641	448259846	448290007	448320192	448350280	448380329	448410357	448442079	435061353	447942368
435368436	435540646	435705033	435860358	440391837	440551364	448108761	448138826	448169136	448199349	448229658	448259853	448290015	448320200	448350298	448380337	448410365	448442087	435061965	447942376
435368444	435540695	435705041	435860432	440391878	440551406	448108779	448138834	448169144	448199356	448229666	448259861	448290023	448320218	448350306	448380345	448410373	448442111	435062401	447942384
435368493	435540703	435705090	435860473	440391886	440551422	448108787	448138842	448169151	448199364	448229674	448259879	448290031	448320226	448350314	448380352	448410381	448442129	435063987	447942392
435368568	435540737	435705116	435860564	440391993	440551489	448108795	448138859	448169169	448199372	448229682	448259887	448290049	448320234	448350322	448380360	448410399	448442145	435064753	447942400
435368600	435540760	435705140	435860572	440392108	440551562	448108803	448138867	448169177	448199380	448229690	448259895	448290056	448320242	448350330	448380378	448410407	448442152	435065099	447942418
435368626	435540778	435705199	435860655	440392165	440551638	448108811	448138875	448169185	448199398	448229708	448259903	448290064	448320259	448350348	448380386	448410415	448442178	435065313	447942426
435368642	435540828	435705207	435860770	440392173	440551653	448108829	448138883	448169193	448199406	448229716	448259911	448290072	448320267	448350355	448380394	448410423	448442186	435065370	447942434
435368659	435540844	435705215	435860796	440392249	440551679	448108837	448138891	448169201	448199414	448229724	448259929	448290080	448320275	448350363	448380402	448410431	448442194	435066006	447942442
435368709	435541008	435705256	435860804	440392348	440551687	448108845	448138909	448169219	448199422	448229732	448259937	448290098	448320283	448350371	448380410	448410449	448442210	435068655	447942459
435368758	435541032	435705348	435860820	440392397	440551711	448108852	448138917	448169227	448199430	448229740	448259945	448290106	448320291	448350389	448380428	448410456	448442228	435069026	447942467
435368881	435541099	435705397	435860838	440392421	440551729	448108860	448138925	448169235	448199448	448229757	448259952	448290114	448320309	448350397	448380436	448410464	448442236	435069059	447942475
435369020	435541230	435705405	435860853	440392710	440551737	448108878	448138933	448169243	448199455	448229765	448259960	448290122	448320317	448350405	448380444	448410472	448442244	435069265	447942483
435369038	435541248	435705413	435860861	440392793	440551745	448108886	448138941	448169250	448199471	448229773	448259978	448290130	448320325	448350413	448380451	448410480	448442251	435069737	447942509
435369087	435541263	435705496	435860895	440392801	440551760	448108894	448138958	448169268	448199489	448229781	448259986	448290148	448320333	448350421	448380469	448410498	448442269	435070347	447942517
435369160	435541321	435705520	435860929	440392827	440551810	448108902	448138966	448169276	448199497	448229799	448259994	448290155	448320341	448350439	448380477	448410506	448442277	435071238	447942525
435369186	435541347	435705538	435860945	440392900	440551828	448108910	448138974	448169284	448199505	448229807	448260000	448290163	448320358	448350447	448380485	448410514	448442285	435073937	447942533
435369202	435541354	435705561	435860952	440392975	440551836	448108928	448138982	448169292	448199513	448229815	448260018	448290171	448320366	448350454	448380493	448410522	448442293	435074232	447942541
435369251	435541412	435705579	435860978	440392991	440551844	448108936	448138990	448169300	448199521	448229823	448260026	448290189	448320374	448350462	448380501	448410530	448442301	435074489	447942558
435369343	435541420	435705660	435860986	440393056	440551976	448108944	448139006	448169318	448199539	448229831	448260034	448290197	448320382	448350470	448380519	448410548	448442319	435075957	447942566

SCH-A-38

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435369384	435541487	435705694	435861018	440393072	440552008	448108951	448139022	448169326	448199547	448229849	448260042	448290205	448320390	448350488	448380527	448410555	448442327	435076294	447942574
435369400	435542667	435705785	435861117	440393122	440552099	448108969	448139030	448169334	448199554	448229856	448260059	448290213	448320408	448350496	448380535	448410563	448442335	435076328	447942582
435369525	435542741	435705793	435861190	440393130	440552115	448108977	448139048	448169342	448199562	448229864	448260067	448290221	448320416	448350504	448380543	448410571	448442343	435076351	447942590
435369582	435542766	435705850	435861265	440393148	440552131	448108985	448139055	448169359	448199570	448229872	448260075	448290239	448320424	448350512	448380550	448410589	448442350	435077672	447942608
435369624	435542865	435705918	435861356	440393155	440552180	448108993	448139063	448169367	448199588	448229880	448260083	448290247	448320432	448350520	448380568	448410597	448442368	435079009	447942616
435369657	435542881	435705967	435861372	440393205	440552198	448109009	448139071	448169375	448199596	448229898	448260091	448290254	448320440	448350538	448380576	448410605	448442376	435079041	447942624
435369731	435542949	435706015	435861380	440393221	440552263	448109017	448139089	448169383	448199604	448229906	448260109	448290262	448320457	448350546	448380584	448410613	448442384	435082870	447942632
435369756	435543038	435706080	435861448	440393353	440552271	448109025	448139097	448169391	448199612	448229914	448260117	448290270	448320465	448350553	448380592	448410621	448442392	435083738	447942640
435371059	435543111	435706114	435861455	440393387	440552289	448109033	448139105	448169409	448199620	448229922	448260125	448290288	448320473	448350561	448380600	448410639	448442400	435083951	447942657
435371067	435543129	435706155	435861588	440393494	440552297	448109041	448139113	448169417	448199638	448229930	448260133	448290296	448320481	448350579	448380618	448410647	448442418	435084298	447942665
435371075	435543137	435706213	435861638	440393551	440552404	448109058	448139121	448169425	448199646	448229948	448260141	448290304	448320499	448350587	448380626	448410654	448442426	435084462	447942673
435371091	435543152	435706221	435861646	440393601	440552438	448109066	448139139	448169433	448199653	448229955	448260158	448290312	448320507	448350595	448380634	448410662	448442434	435084587	447942681
435371216	435543186	435706262	435861687	440393619	440552461	448109074	448139147	448169441	448199661	448229971	448260166	448290320	448320515	448350603	448380642	448410670	448442442	435085584	447942699
435371224	435543236	435706288	435861752	440393627	440552602	448109082	448139154	448169458	448199679	448229989	448260174	448290338	448320523	448350611	448380659	448410688	448442459	435085600	447942707
435371273	435543251	435706296	435861836	440393668	440552628	448109090	448139162	448169466	448199687	448229997	448260182	448290346	448320531	448350629	448380667	448410696	448442467	435086285	447942715
435371299	435543277	435706312	435861869	440393718	440552636	448109108	448139170	448169474	448199695	448230003	448260190	448290353	448320549	448350637	448380675	448410704	448442475	435086616	447942723
435371356	435543285	435706361	435861885	440393726	440552644	448109116	448139188	448169482	448199703	448230011	448260208	448290361	448320556	448350645	448380683	448410712	448442483	435087788	447942731
435371406	435543335	435706437	435861919	440393882	440552685	448109124	448139196	448169490	448199711	448230029	448260216	448290379	448320564	448350652	448380691	448410720	448442491	435088315	447942749
435371422	435543376	435706494	435861950	440393932	440552743	448109132	448139204	448169508	448199729	448230037	448260224	448290387	448320572	448350660	448380709	448410738	448442517	435089917	447942756
435371521	435543384	435706593	435861984	440393957	440552768	448109140	448139212	448169516	448199737	448230045	448260232	448290395	448320580	448350678	448380717	448410746	448442525	435090071	447942764
435371570	435543400	435706619	435862032	440393973	440552776	448109157	448139220	448169524	448199745	448230052	448260240	448290403	448320598	448350686	448380725	448410753	448442533	435090089	447942772
435371646	435543574	435706627	435862131	440394013	440552784	448109165	448139238	448169532	448199752	448230060	448260257	448290411	448320606	448350694	448380733	448410761	448442541	435092606	447942780
435371679	435543624	435706700	435862156	440394088	440552859	448109173	448139246	448169540	448199760	448230078	448260265	448290429	448320614	448350702	448380741	448410779	448442558	435093422	447942798
435371687	435543632	435706783	435862222	440394211	440552909	448109181	448139253	448169557	448199778	448230086	448260273	448290437	448320622	448350710	448380758	448410787	448442566	435093620	447942806
435371695	435543715	435706833	435862248	440394229	440552933	448109199	448139261	448169565	448199786	448230094	448260281	448290445	448320630	448350728	448380766	448410795	448442574	435095427	447942814
435371711	435543798	435706841	435862289	440394252	440552958	448109207	448139279	448169573	448199794	448230102	448260299	448290452	448320648	448350736	448380774	448410803	448442582	435096482	447942822
435371745	435543822	435706882	435862370	440394294	440552982	448109215	448139287	448169581	448199802	448230110	448260307	448290460	448320655	448350744	448380782	448410811	448442590	435098645	447942830
435371828	435543897	435706916	435862412	440394377	440553089	448109223	448139295	448169599	448199810	448230128	448260315	448290478	448320663	448350751	448380790	448410829	448442608	435100615	447942848
435371877	435543939	435706932	435862438	440394443	440553113	448109231	448139303	448169607	448199828	448230136	448260323	448290486	448320671	448350769	448380808	448410837	448442616	435102249	447942855
435371976	435543970	435706957	435862446	440394500	440553162	448109249	448139311	448169615	448199836	448230144	448260331	448290494	448320689	448350777	448380816	448410845	448442624	435107198	447942863
435371984	435544028	435706965	435862487	440394518	440553204	448109256	448139329	448169623	448199844	448230151	448260349	448290502	448320697	448350785	448380824	448410852	448442632	435107537	447942871
435372008	435544044	435706973	435862511	440394526	440553212	448109264	448139337	448169631	448199851	448230169	448260356	448290510	448320705	448350793	448380832	448410860	448442640	435108246	447942889
435372081	435544168	435706981	435862537	440394542	440553261	448109272	448139345	448169649	448199869	448230177	448260364	448290528	448320713	448350801	448380840	448410878	448442665	435109483	447942897
435372115	435544192	435707039	435862578	440394617	440553287	448109280	448139352	448169656	448199877	448230185	448260372	448290536	448320721	448350819	448380857	448410886	448442673	435109970	447942905
435372156	435544226	435707054	435862586	440394625	440553303	448109298	448139360	448169664	448199885	448230193	448260380	448290544	448320739	448350827	448380865	448410894	448442681	435110903	447942913
435372248	435544358	435707179	435862628	440394682	440553352	448109306	448139378	448169672	448199893	448230201	448260398	448290551	448320747	448350835	448380873	448410902	448442707	435111752	447942921
435372255	435544424	435707187	435862644	440394690	440553436	448109314	448139386	448169680	448199901	448230219	448260406	448290569	448320754	448350843	448380881	448410910	448442715	435111984	447942939
435372313	435544465	435707237	435862685	440394773	440553477	448109322	448139394	448169698	448199919	448230227	448260414	448290577	448320762	448350850	448380899	448410928	448442723	435112982	447942947
435372339	435544481	435707310	435862735	440394914	440553527	448109330	448139402	448169706	448199927	448230235	448260422	448290593	448320770	448350868	448380907	448410936	448442731	435113022	447942954
435372347	435544564	435707377	435862750	440394948	440553576	448109348	448139410	448169714	448199935	448230243	448260430	448290601	448320788	448350876	448380915	448410944	448442749	435113071	447942962
435372438	435544572	435707385	435862800	440395028	440553618	448109355	448139428	448169722	448199943	448230250	448260448	448290619	448320796	448350884	448380923	448410951	448442756	435113717	447942970
435372453	435544606	435707393	435862826	440395044	440553642	448109363	448139436	448169730	448199950	448230268	448260455	448290627	448320804	448350892	448380931	448410969	448442780	435114319	447942988
435372495	435544622	435707419	435862859	440395051	440553675	448109371	448139444	448169748	448199968	448230276	448260463	448290635	448320812	448350900	448380949	448410977	448442798	435114749	447942996
435372503	435544705	435707492	435862891	440395135	440553691	448109389	448139451	448169755	448199976	448230284	448260471	448290643	448320820	448350918	448380956	448410985	448442806	435117130	447943002
435372552	435544713	435707542	435862909	440395325	440553709	448109397	448139469	448169763	448199984	448230292	448260489	448290650	448320838	448350926	448380964	448410993	448442814	435118856	447943010
435372586	435544846	435707625	435862933	440395358	440553824	448109405	448139477	448169771	448199992	448230300	448260497	448290668	448320846	448350934	448380972	448411009	448442822	435119615	447943028
435372651	435544853	435707757	435862958	440395481	440553840	448109413	448139485	448169789	448200006	448230318	448260505	448290676	448320853	448350942	448380980	448411017	448442830	435122338	447943036
435372867	435544945	435707765	435862974	440395499	440553931	448109421	448139493	448169797	448200014	448230326	448260513	448290684	448320861	448350959	448380998	448411025	448442848	435122544	447943044
435372883	435544978	435707781	435862982	440395556	440554012	448109439	448139501	448169805	448200022	448230334	448260521	448290692	448320879	448350967	448381004	448411033	448442863	435123526	447943051
435372974	435545033	435707831	435862990	440395564	440554020	448109447	448139519	448169813	448200030	448230342	448260539	448290700	448320887	448350975	448381012	448411041	448442871	435127311	447943069
435372990	435545041	435707864	435863022	440395598	440554061	448109454	448139527	448169821	448200048	448230359	448260547	448290718	448320895	448350983	448381020	448411058	448442889	435127337	447943077
435373014	435545116	435708169	435863105	440395648	440554145	448109462	448139535	448169839	448200055	448230367	448260554	448290726	448320903	448350991	448381038	448411066	448442905	435132600	447943093
435373097	435545173	435708185	435863121	440395655	440554160	448109470	448139543	448169847	448200063	448230375	448260562	448290734	448320911	448351007	448381046	448411074	448442913	435133699	447943101
435373162	435545223	435708193	435863386	440395671	440554178	448109488	448139550	448169854	448200071	448230383	448260570	448290742	448320929	448351015	448381053	448411082	448442921	435136585	447943119
435373170	435545249	435708250	435863444	440395705	440554251	448109496	448139568	448169862	448200089	448230391	448260588	448290759	448320937	448351023	448381061	448411090	448442939	435137088	447943135
435373188	435545330	435708284	435863477	440395754	440554293	448109504	448139576	448169870	448200097	448230409	448260596	448290767	448320945	448351031	448381079	448411108	448442947	435138656	447943143
435373238	435545447	435708300	435863519	440395838	440554319	448109512	448139584	448169888	448200105	448230425	448260604	448290775	448320952	448351049	448381087	448411116	448442954	435138920	447943150
435373261	435545488	435708359	435863592	440395861	440554384	448109520	448139592	448169896	448200113	448230433	448260612	448290783	448320960	448351056	448381095	448411124	448442962	435139944	447943168
435373303	435545520	435708391	435863618	440395879	440554392	448109538	448139600	448169904	448200121	448230441	448260620	448290791	448320978	448351064	448381103	448411132	448442970	435139951	447943176
435373386	435545546	435708458	435863774	440395903	440554434	448109546	448139618	448169912	448200139	448230458	448260638	448290809	448320986	448351072	448381111	448411140	448442988	435141742	447943184
435373394	435545553	435708490	435863790	440395929	440554491	448109553	448139626	448169920	448200147	448230466	448260646	448290817	448320994	448351080	448381129	448411157	448442996	435142534	447943192
435373527	435545637	435708524	435863816	440395960	440554533	448109561	448139634	448169938	448200154	448230474	448260653	448290825	448321000	448351098	448381137	448411165	448443002	435142799	447943200
435373576	435545645	435708532	435863899	440395994	440554558	448109579	448139642	448169946	448200162	448230482	448260661	448290833	448321018	448351106	448381145	448411173	448443010	435143912	447943218
435373626	435545652	435708573	435863923	440396000	440554574	448109587	448139659	448169953	448200170	448230490	448260679	448290841	448321026	448351114	448381152	448411181	448443036	435144563	447943226
435373683	435545728	435708623	435863998	440396067	440554616	448109595	448139667	448169961	448200188	448230508	448260687	448290858	448321034	448351122	448381160	448411199	448443044	435145032	447943234
435373717	435545769	435708664	435864061	440396117	440554657	448109603	448139675	448169979	448200196	448230516	448260695	448290866	448321042	448351130	448381178	448411207	448443069	435145461	447943242
435373832	435545777	435708698	435864079	440396240	440554665	448109629	448139683	448169987	448200204	448230524	448260703	448290874	448321059	448351148	448381186	448411215	448443077	435147319	447943259
435373865	435545785	435708789	435864087	440396265	440554673	448109637	448139691	448169995	448200212	448230532	448260711	448290882	448321067	448351155	448381194	448411223	432676823	435148267	447943267
435373881	435545801	435708797	435864103	440396349	440554723	448109645	448139709	448170001	448200220	448230540	448260729	448290890	448321075	448351163	448381202	448411231	433824125	435148317	447943275
435373899	435545843	435708847	435864137	440396364	440554731	448109652	448139717	448170019	448200238	448230557	448260737	448290908	448321083	448351171	448381210	448411249	433824794	435148812	447943283
435373964	435545876	435708912	435864186	440396422	440554798	448109660	448139725	448170027	448200246	448230565	448260745	448290916	448321091	448351189	448381228	448411256	433974300	435149828	447943291
435373980	435545892	435708946	435864194	440396448	440554848	448109678	448139733	448170035	448200253	448230573	448260752	448290924	448321109	448351197	448381236	448411264	434130753	435152061	447943309
435374012	435545900	435709027	435864202	440396604	440554889	448109686	448139741	448170043	448200261	448230581	448260760	448290932	448321117	448351205	448381244	448411272	434531513	435152095	447943317

SCH-A-39

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435374038	435545975	435709035	435864210	440396653	440554897	448109694	448139758	448170050	448200279	448230599	448260778	448290940	448321125	448351213	448381251	448411280	434844825	435152269	447943325
435374251	435545983	435709068	435864228	440396679	440555076	448109702	448139766	448170068	448200287	448230607	448260786	448290957	448321133	448351221	448381269	448411298	434880654	435153994	447943333
435374285	435545991	435709100	435864244	440396687	440555118	448109710	448139774	448170076	448200295	448230615	448260794	448290965	448321141	448351239	448381277	448411306	434890414	435155353	447943341
435374517	435546007	435709159	435864319	440396695	440555167	448109728	448139782	448170084	448200303	448230623	448260802	448290973	448321158	448351247	448381285	448411314	434890455	435156252	447943358
435374541	435546015	435709175	435864335	440396703	440555233	448109736	448139790	448170092	448200311	448230631	448260810	448290981	448321166	448351254	448381293	448411322	434890604	435157342	447943366
435374558	435546098	435709217	435864343	440396901	440555290	448109744	448139808	448170100	448200329	448230649	448260828	448290999	448321174	448351262	448381301	448411330	434891149	435158811	447943382
435374640	435546106	435709233	435864442	440396935	440555316	448109751	448139816	448170118	448200337	448230656	448260836	448291005	448321182	448351270	448381319	448411348	434891222	435159256	447943390
435374699	435546148	435709258	435864475	440396943	440555357	448109769	448139824	448170126	448200345	448230664	448260844	448291013	448321190	448351288	448381327	448411355	434891297	435162052	447943416
435374707	435546163	435709332	435864517	440397065	440555365	448109777	448139881	448170134	448200352	448230672	448260851	448291021	448321208	448351296	448381335	448411363	434891420	435163530	447943424
435374764	435546189	435709340	435864533	440397099	440555399	448109785	448139899	448170142	448200360	448230680	448260869	448291039	448321216	448351304	448381343	448411371	434910451	435164405	447943432
435374814	435546197	435709449	435864574	440397107	440555423	448109793	448139907	448170159	448200378	448230698	448260877	448291047	448321224	448351312	448381350	448411389	434910493	435167945	447943440
435374822	435546205	435709480	435864608	440397115	440555464	448109801	448139915	448170167	448200386	448230706	448260885	448291054	448321232	448351320	448381368	448411397	434910543	435171293	447943457
435374830	435546239	435709555	435864707	440397131	440555472	448109819	448139923	448170175	448200394	448230714	448260893	448291062	448321240	448351338	448381376	448411405	434910600	435171509	447943465
435374855	435546247	435709589	435864780	440397156	440555530	448109827	448139931	448170183	448200402	448230722	448260901	448291070	448321257	448351346	448381384	448411413	434910725	435171830	447943473
435374863	435546254	435709597	435864814	440397164	440555571	448109835	448139949	448170191	448200410	448230730	448260919	448291088	448321265	448351353	448381392	448411421	434910865	435172077	447943481
435374871	435546270	435709621	435864863	440397180	440555613	448109843	448139956	448170209	448200428	448230748	448260927	448291096	448321273	448351361	448381400	448411439	434910881	435172291	447943499
435374954	435546320	435709639	435864962	440397198	440555720	448109850	448139964	448170217	448200436	448230755	448260935	448291104	448321281	448351379	448381418	448411447	434926663	435173158	447943507
435375019	435546361	435709647	435865118	440397214	440555795	448109868	448139972	448170225	448200444	448230763	448260943	448291112	448321299	448351387	448381426	448411454	434926713	435173588	447943515
435375027	435546445	435709746	435865183	440397263	440555837	448109876	448139980	448170233	448200451	448230771	448260950	448291120	448321307	448351395	448381434	448411462	434926721	435174156	447943523
435375142	435546460	435709779	435865282	440397404	440555860	448109884	448139998	448170241	448200469	448230789	448260968	448291138	448321315	448351403	448381442	448411470	434926770	435174289	447943531
435375159	435546486	435709787	435865290	440397479	440555951	448109892	448140004	448170258	448200477	448230797	448260976	448291146	448321323	448351411	448381459	448411488	434926820	435175369	447943549
435375225	435546536	435709829	435865316	440397487	440555969	448109900	448140012	448170266	448200485	448230805	448260984	448291153	448321331	448351429	448381467	448411496	434926853	435176227	447943556
435375266	435546551	435709837	435865324	440397495	440556082	448109918	448140020	448170274	448200493	448230813	448260992	448291161	448321349	448351437	448381475	448411504	434926911	435177027	447943564
435375282	435546577	435709852	435865373	440397552	440556173	448109926	448140038	448170282	448200501	448230821	448261008	448291179	448321356	448351445	448381483	448411512	434926929	435177266	447943572
435375373	435546643	435709860	435865399	440397594	440556181	448109934	448140046	448170290	448200519	448230839	448261016	448291187	448321364	448351452	448381491	448411520	434926978	435177670	447943580
435375464	435546726	435709886	435865431	440397628	440556199	448109942	448140053	448170308	448200527	448230847	448261024	448291195	448321372	448351460	448381509	448411538	434927141	435177928	447943598
435375480	435546817	435709936	435865498	440397677	440556207	448109959	448140061	448170316	448200535	448230854	448261032	448291203	448321380	448351478	448381517	448411546	434945598	435178058	447943606
435375522	435546866	435709969	435865605	440397701	440556215	448109967	448140079	448170324	448200543	448230862	448261040	448291211	448321398	448351486	448381525	448411553	434945721	435179619	447943614
435375563	435547252	435709985	435865613	440397719	440556223	448109975	448140087	448170332	448200550	448230870	448261057	448291229	448321406	448351494	448381533	448411561	434945978	435180658	447943622
435375571	435547377	435709993	435865878	440397727	440556264	448109991	448140095	448170340	448200568	448230888	448261065	448291237	448321414	448351502	448381541	448411579	434946000	435182019	447943630
435375589	435547427	435710009	435865894	440397735	440556272	448110007	448140103	448170357	448200576	448230896	448261073	448291245	448321422	448351510	448381558	448411587	434946018	435183827	447943648
435375597	435547435	435710025	435866041	440397743	440556314	448110015	448140111	448170365	448200584	448230904	448261081	448291252	448321430	448351528	448381566	448411595	434946208	435183967	447943655
435375605	435547468	435710678	435866108	440397776	440556363	448110023	448140129	448170373	448200592	448230912	448261099	448291260	448321448	448351536	448381574	448411603	434946364	435184056	447943663
435375639	435547476	435710710	435866116	440397875	440556439	448110031	448140137	448170381	448200600	448230920	448261107	448291278	448321455	448351544	448381582	448411611	434946372	435185087	447943671
435375670	435547542	435710744	435866124	440397883	440556579	448110049	448140145	448170399	448200618	448230938	448261115	448291286	448321463	448351551	448381590	448411629	434967113	435187372	447943689
435375712	435547575	435710801	435866165	440397966	440556587	448110056	448140152	448170407	448200626	448230946	448261123	448291294	448321471	448351569	448381608	448411637	434967261	435188289	447943697
435375779	435547591	435710835	435866207	440398030	440556603	448110064	448140160	448170415	448200634	448230953	448261131	448291302	448321489	448351577	448381616	448411645	434967394	435188909	447943705
435375837	435547617	435710868	435866223	440398063	440556611	448110072	448140178	448170423	448200642	448230961	448261149	448291310	448321497	448351585	448381624	448411652	434967493	435189824	447943713
435375852	435547633	435710918	435866231	440398287	440556678	448110080	448140186	448170431	448200659	448230979	448261156	448291328	448321505	448351593	448381632	448411660	434967592	435190160	447943721
435375878	435547732	435710934	435866280	440398303	440556736	448110098	448140194	448170449	448200667	448230987	448261164	448291336	448321513	448351601	448381640	448411678	434967618	435190491	447943739
435375944	435547773	435710959	435866355	440398352	440556744	448110106	448140202	448170456	448200675	448230995	448261172	448291344	448321521	448351619	448381657	448411686	434967691	435190954	447943747
435375977	435547799	435710983	435866363	440398410	440556777	448110114	448140210	448170464	448200683	448231001	448261180	448291351	448321539	448351627	448381665	448411694	434967741	435192406	447943754
435375993	435547823	435710991	435866405	440398469	440556868	448110122	448140228	448170472	448200691	448231019	448261198	448291369	448321547	448351635	448381673	448411702	434967808	435195045	447943762
435376009	435547831	435711015	435866447	440398659	440556900	448110130	448140236	448170480	448200709	448231027	448261206	448291377	448321554	448351643	448381681	448411710	434988143	435195383	447943770
435376306	435547856	435711056	435866454	440398667	440556918	448110148	448140244	448170498	448200717	448231035	448261214	448291385	448321562	448351650	448381699	448411728	434988234	435196498	447943788
435376330	435547898	435711114	435866504	440398691	440556983	448110155	448140251	448170506	448200725	448231043	448261222	448291393	448321570	448351668	448381707	448411736	434988242	435198593	447943796
435376363	435548011	435711148	435866611	440398766	440556991	448110163	448140269	448170514	448200733	448231050	448261230	448291401	448321588	448351676	448381715	448411744	434988408	435199302	447943804
435376371	435548029	435711171	435866645	440398790	440557007	448110171	448140277	448170522	448200741	448231068	448261248	448291419	448321596	448351684	448381723	448411751	434988507	435201116	447943812
435376389	435548086	435711197	435866686	440398865	440557056	448110189	448140285	448170530	448200758	448231076	448261255	448291427	448321604	448351692	448381731	448411769	434988606	435203997	447943820
435376413	435548144	435711239	435866702	440398881	440557080	448110197	448140293	448170548	448200766	448231084	448261263	448291435	448321612	448351700	448381749	448411777	434988648	435206271	447943838
435376439	435548169	435711288	435866801	440398931	440557122	448110205	448140301	448170555	448200774	448231092	448261271	448291443	448321620	448351718	448381756	448411785	435007521	435206479	447943846
435376512	435548219	435711338	435866843	440398956	440557130	448110213	448140319	448170563	448200782	448231100	448261289	448291450	448321638	448351726	448381764	448411793	435007711	435208368	447943853
435376595	435548227	435711346	435866884	440399079	440557197	448110221	448140327	448170571	448200790	448231118	448261297	448291468	448321646	448351734	448381772	448411801	435007836	435208574	447943861
435376603	435548375	435711395	435866991	440399137	440557213	448110247	448140335	448170589	448200808	448231126	448261305	448291476	448321653	448351742	448381780	448411819	435007844	435211446	447943879
435376611	435548425	435711437	435867031	440399269	440557221	448110254	448140343	448170597	448200816	448231134	448261313	448291484	448321661	448351759	448381798	448411827	435008149	435211495	447943887
435376751	435548441	435711460	435867130	440399285	440557254	448110262	448140350	448170605	448200824	448231142	448261321	448291492	448321679	448351767	448381806	448411835	435008164	435213459	447943895
435376777	435548458	435711528	435867171	440399301	440557296	448110270	448140368	448170613	448200832	448231159	448261339	448291500	448321687	448351775	448381814	448411843	435008222	435214580	447943903
435376843	435548466	435711551	435867262	440399384	440557338	448110288	448140376	448170621	448200840	448231167	448261347	448291518	448321695	448351783	448381822	448411850	435008339	435216296	447943911
435376876	435548508	435711627	435867387	440399491	440557346	448110296	448140384	448170639	448200857	448231175	448261354	448291526	448321703	448351791	448381830	448411868	435008347	435216379	447943929
435377031	435548573	435711742	435867437	440399582	440557353	448110304	448140392	448170647	448200865	448231183	448261362	448291534	448321711	448351809	448381848	448411876	435008370	435219100	447943937
435377056	435548599	435711783	435867445	440399681	440557395	448110312	448140400	448170654	448200873	448231191	448261370	448291542	448321729	448351817	448381855	448411884	435008412	435220074	447943945
435377072	435548656	435711817	435867478	440399707	440557429	448110320	448140418	448170662	448200881	448231209	448261388	448291559	448321737	448351825	448381863	448411892	435025747	435221866	447943952
435377114	435548664	435711833	435867528	440399764	440557452	448110338	448140426	448170670	448200899	448231217	448261396	448291567	448321745	448351833	448381871	448411900	435025960	435226717	447943960
435377130	435548672	435711882	435867585	440399830	440557460	448110346	448140434	448170688	448200907	448231225	448261404	448291575	448321752	448351841	448381889	448411918	435026042	435227137	447943978
435377148	435548714	435711924	435867726	440399889	440557544	448110353	448140442	448170696	448200915	448231233	448261412	448291583	448321760	448351858	448381897	448411926	435026083	435229596	447943986
435377189	435548722	435711940	435867742	440399913	440557569	448110361	448140459	448170704	448200923	448231241	448261420	448291591	448321778	448351866	448381905	448411934	435026125	435230909	447943994
435377353	435548847	435711957	435867759	440399954	440557601	448110387	448140467	448170712	448200931	448231258	448261438	448291609	448321786	448351874	448381913	448411942	435026158	435234810	447944000
435377379	435548979	435711999	435867825	440400018	440557627	448110395	448140475	448170720	448200949	448231266	448261446	448291617	448321794	448351882	448381921	448411959	435026190	435237060	447944018
435377395	435548987	435712005	435868179	440400059	440557692	448110403	448140483	448170738	448200956	448231274	448261453	448291625	448321802	448351890	448381939	448411967	435026216	435240163	447944026
435377403	435548995	435712054	435868187	440400091	440557718	448110411	448140491	448170746	448200964	448231282	448261461	448291633	448321810	448351908	448381947	448411975	435026331	435240700	447944034
435377411	435549001	435712088	435868302	440400158	440557742	448110429	448140509	448170753	448200972	448231290	448261479	448291641	448321828	448351916	448381954	448411983	435026414	437486822	447944042
435377445	435549019	435712104	435868336	440400380	440557767	448110437	448140517	448170761	448200980	448231308	448261487	448291658	448321836	448351924	448381962	448411991	435026430	437557804	447944059
435377460	435549035	435712179	435868377	440400414	440557783	448110445	448140525	448170779	448200998	448231316	448261495	448291666	448321844	448351932	448381970	448412007	435026661	437608292	447944067

SCH-A-40

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435377593	435549092	435712245	435868385	440400455	440557809	448110452	448140533	448170787	448201004	448231324	448261503	448291674	448321851	448351940	448381988	448412015	435034913	437966286	447944075
435377619	435549183	435712260	435868419	440400513	440557866	448110460	448140541	448170795	448201012	448231332	448261511	448291682	448321869	448351957	448381996	448412023	435042486	437980733	447944083
435377627	435549217	435712328	435868468	440400539	440558021	448110478	448140558	448170803	448201020	448231340	448261529	448291690	448321877	448351965	448382002	448412031	435042510	437995517	447944091
435377643	435549233	435712351	435868476	440400588	440558070	448110486	448140566	448170811	448201038	448231357	448261537	448291708	448321885	448351973	448382010	448412049	435042643	438528200	447944109
435377650	435549308	435712385	435868484	440400661	440558104	448110494	448140574	448170829	448201046	448231365	448261545	448291716	448321893	448351981	448382028	448412056	435042700	438566796	447944117
435377676	435549357	435712393	435868500	440400703	440558211	448110502	448140582	448170837	448201053	448231373	448261552	448291724	448321901	448351999	448382036	448412064	435042726	438588766	447944125
435377692	435549456	435712401	435868518	440400778	440558237	448110510	448140590	448170845	448201061	448231399	448261560	448291732	448321919	448352005	448382044	448412072	435042866	438650855	447944133
435377759	435549472	435712443	435868526	440400786	440558252	448110528	448140608	448170852	448201079	448231407	448261578	448291740	448321927	448352013	448382051	448412080	435042924	438663536	447944141
435377767	435549498	435712534	435868542	440400810	440558450	448110536	448140616	448170860	448201087	448231415	448261586	448291757	448321935	448352021	448382069	448412098	435043096	438678328	447944158
435377791	435549522	435712542	435868617	440400844	440558468	448110544	448140624	448170878	448201095	448231423	448261594	448291765	448321943	448352039	448382077	448412106	435043245	438714511	447944166
435377841	435549571	435712583	435868682	440400927	440558476	448110551	448140632	448170886	448201103	448231431	448261602	448291773	448321950	448352047	448382085	448412114	435043310	441553104	447944174
435377866	435549639	435712609	435868740	440400935	440558484	448110569	448140640	448170894	448201111	448231449	448261610	448291781	448321968	448352054	448382093	448412122	435043328	442685327	447944182
435377924	435549662	435712617	435868807	440400968	440558542	448110577	448140657	448170902	448201129	448231456	448261628	448291799	448321976	448352062	448382101	448412130	435043401	443891247	447944190
435377940	435549670	435712633	435868815	440401073	440558567	448110585	448140665	448170910	448201137	448231464	448261636	448291807	448321984	448352070	448382119	448412148	435059563	444875611	447944208
435377957	435549704	435712674	435868831	440401149	440558641	448110593	448140673	448170928	448201145	448231472	448261644	448291815	448321992	448352088	448382127	448412155	435059845	445268303	447944216
435377973	435549753	435712724	435868864	440401222	440558666	448110601	448140681	448170936	448201152	448231480	448261651	448291823	448322008	448352096	448382135	448412163	435059886	445451891	447944224
435377999	435549878	435712740	435868930	440401230	440558708	448110619	448140699	448170944	448201160	448231498	448261669	448291831	448322016	448352104	448382143	448412171	435077227	445786387	447944232
435378005	435549936	435712799	435869029	440401305	440558898	448110627	448140707	448170951	448201178	448231514	448261677	448291849	448322024	448352112	448382150	448412189	435077383	445806888	447944240
435378021	435550231	435712815	435869045	440401313	440558906	448110635	448140715	448170969	448201186	448231522	448261685	448291856	448322032	448352120	448382168	448412197	435077391	445907058	447944257
435378047	435550462	435712823	435869110	440401362	440558922	448110643	448140723	448170977	448201194	448231530	448261693	448291864	448322040	448352138	448382176	448412205	435077417	445939291	447944265
435378062	435550553	435712864	435869169	440401404	440558997	448110650	448140731	448170985	448201202	448231548	448261701	448291872	448322057	448352146	448382184	448412213	435077482	446058455	447944273
435378096	435550637	435712922	435869201	440401552	440559060	448110668	448140749	448170993	448201210	448231555	448261719	448291880	448322065	448352153	448382192	448412221	435077607	446105736	447944281
435378104	435550736	435712955	435869250	440401594	440559326	448110676	448140756	448171009	448201228	448231563	448261727	448291898	448322073	448352161	448382200	448412239	435077631	446148991	447944299
435378112	435550785	435712989	435869276	440401693	440559367	448110684	448140764	448171017	448201236	448231571	448261735	448291906	448322081	448352179	448382218	448412247	435077664	446245433	447944307
435378120	435550959	435713003	435869284	440401701	440559375	448110692	448140772	448171025	448201244	448231589	448261743	448291914	448322099	448352187	448382226	448412254	435077912	446259376	447944315
435378161	435550975	435713029	435869300	440401735	440559417	448110700	448139832	448171033	448201251	448231597	448261750	448291922	448322107	448352195	448382234	448412262	435077946	446262230	447944323
435378179	435550991	435713102	435869318	440401818	440559466	448110718	448139840	448171041	448201269	448231605	448261768	448291930	448322115	448352203	448382242	448412270	435077961	446262529	447944331
435378195	435551098	435713284	435869326	440401826	440559532	448110726	448139857	448171058	448201277	448231613	448261776	448291948	448322123	448352211	448382259	448412288	435077979	446275687	447944349
435378260	435551106	435713300	435869342	440401875	440559672	448110734	448139865	448171066	448201285	448231621	448261784	448291955	448322131	448352229	448382267	448412296	435078050	446285280	447944356
435378302	435551221	435713375	435869383	440401982	440559714	448110742	448139873	448171074	448201293	448231639	448261792	448291963	448322149	448352237	448382275	448412304	435078308	446316457	447944364
435378344	435551296	435713391	435869557	440402006	440559722	448110759	448140780	448171082	448201301	448231647	448261800	448291971	448322156	448352245	448382283	448412312	435078332	446337859	447944372
435378377	435551361	435713425	435869565	440402030	440559839	448110767	448140798	448171090	448201319	448231654	448261818	448291989	448322164	448352252	448382291	448412320	435078365	446350456	447944380
435378385	435551387	435713508	435869581	440402063	440559888	448110775	448140806	448171108	448201327	448231662	448261826	448291997	448322172	448352260	448382309	448412338	435078407	446368508	447944398
435378401	435551478	435713607	435869599	440402147	440559904	448110783	448140814	448171116	448201335	448231670	448261834	448292003	448322180	448352278	448382317	448412346	435078456	446385551	447944406
435378427	435551502	435713623	435869607	440402188	440559995	448110791	448140822	448171124	448201343	448231688	448261842	448292011	448322198	448352286	448382325	448412353	435078480	446386716	447944414
435378450	435551528	435713649	435869615	440402303	440560027	448110809	448140830	448171132	448201350	448231696	448261859	448292029	448322206	448352294	448382333	448412361	435078738	446424574	447944422
435378484	435551544	435713664	435869664	440402329	440560126	448110817	448140848	448171140	448201368	448231704	448261867	448292037	448322214	448352302	448382341	448412379	435078746	446426454	447944430
435378567	435551635	435713714	435869789	440402345	440560134	448110825	448140855	448171157	448201376	448231712	448261875	448292052	448322222	448352310	448382358	448412387	435078829	446450363	447944448
435378591	435551668	435713722	435869805	440402501	440560142	448110833	448140863	448171165	448201384	448231720	448261883	448292060	448322230	448352328	448382366	448412395	435094743	446473555	447944455
435378690	435551734	435713748	435869813	440402576	440560175	448110841	448140871	448171173	448201392	448231738	448261891	448292078	448322248	448352336	448382374	448412403	435094917	446493520	447944463
435378724	435551742	435713755	435869953	440402675	440560217	448110858	448140889	448171181	448201400	448231746	448261909	448292086	448322255	448352344	448382382	448412411	435095195	446619900	447944489
435378807	435551809	435713797	435869979	440402733	440560258	448110866	448140897	448171199	448201418	448231753	448261917	448292094	448322263	448352351	448382390	448412429	435095294	446661456	447944497
435378823	435551825	435713813	435869995	440402774	440560308	448110882	448140905	448171207	448201426	448231761	448261925	448292102	448322271	448352369	448382408	448412437	435095344	446670754	447944505
435378849	435551866	435713839	435870068	440402816	440560332	448110890	448140913	448171215	448201434	448231779	448261933	448292110	448322289	448352377	448382416	448412445	435095377	446672701	447944513
435378898	435551908	435713870	435870241	440402865	440560340	448110908	448140921	448171223	448201442	448231787	448261941	448292128	448322297	448352385	448382424	448412452	435095476	446673816	447944521
435378922	435551965	435713912	435870266	440402899	440560357	448110916	448140939	448171231	448201459	448231795	448261958	448292136	448322305	448352393	448382432	448412460	435095534	446674798	447944539
435378963	435552096	435714019	435870282	440402931	440560365	448110924	448140947	448171249	448201467	448231803	448261966	448292144	448322313	448352401	448382440	448412478	435112370	446675548	447944547
435379052	435552203	435714027	435870324	440402964	440560373	448110932	448140954	448171256	448201475	448231829	448261974	448292151	448322321	448352419	448382457	448412486	435112560	446678906	447944554
435379078	435552237	435714035	435870340	440402980	440560399	448110940	448140962	448171264	448201483	448231837	448261982	448292169	448322339	448352427	448382465	448412494	435112636	446684326	447944562
435379664	435552252	435714092	435870431	440403053	440560415	448110957	448140970	448171272	448201491	448231845	448261990	448292177	448322347	448352435	448382473	448412502	435112768	446690562	447944570
435379680	435552278	435714191	435870456	440403095	440560449	448110965	448140988	448171280	448201509	448231852	448262006	448292185	448322354	448352443	448382481	448412510	435112792	446699639	447944588
435379763	435552310	435714282	435870498	440403186	440560498	448110973	448140996	448171298	448201517	448231860	448262014	448292193	448322362	448352450	448382499	448412528	435112867	446721409	447944596
435379813	435552450	435714324	435870571	440403285	440560530	448110981	448141002	448171306	448201525	448231878	448262022	448292201	448322370	448352468	448382507	448412536	435129242	446732232	447944604
435379821	435552468	435714340	435870621	440403376	440560654	448110999	448141010	448171314	448201533	448231886	448262030	448292219	448322388	448352476	448382515	448412544	435129333	446733107	447944612
435379847	435552476	435714415	435870639	440403384	440560688	448111013	448141028	448171322	448201541	448231894	448262048	448292227	448322396	448352484	448382523	448412551	435129390	446739435	447944620
435379920	435552484	435714431	435870654	440403467	440560761	448111039	448141036	448171330	448201558	448231902	448262055	448292235	448322404	448352492	448382531	448412569	435129523	446757395	447944638
435380035	435552542	435714472	435870712	440403517	440560878	448111047	448141044	448171348	448201566	448231910	448262063	448292243	448322412	448352500	448382549	448412577	435129622	446762387	447944646
435380134	435552567	435714498	435870720	440403525	440560894	448111054	448141051	448171355	448201574	448231928	448262071	448292250	448322420	448352518	448382556	448412585	435129630	446769119	447944653
435380159	435552617	435714605	435870753	440403699	440561017	448111062	448141069	448171363	448201582	448231936	448262089	448292268	448322438	448352526	448382564	448412593	435129663	446783292	447944661
435380225	435552658	435714654	435870886	440403707	440561033	448111070	448141077	448171371	448201590	448231944	448262097	448292276	448322446	448352534	448382572	448412601	435129846	446785024	447944679
435380266	435552690	435714662	435870977	440403772	440561041	448111088	448141085	448171389	448201608	448231951	448262105	448292284	448322453	448352542	448382580	448412619	435129853	446789216	447944687
435380290	435552765	435714720	435871017	440403830	440561207	448111096	448141093	448171397	448201616	448231969	448262113	448292292	448322461	448352559	448382598	448412627	435129861	446810541	447944695
435380357	435552815	435714746	435871033	440403848	440561264	448111104	448141101	448171405	448201624	448231977	448262121	448292300	448322479	448352567	448382606	448412635	435147046	446859605	447944703
435380399	435552906	435714787	435871082	440403871	440561298	448111112	448141119	448171413	448201632	448231985	448262139	448292318	448322487	448352575	448382614	448412643	435147053	446861247	447944711
435380423	435552914	435714795	435871140	440403897	440561306	448111120	448141127	448171421	448201640	448231993	448262147	448292326	448322495	448352583	448382622	448412650	435147129	446872186	447944729
435380548	435552971	435714845	435871181	440404028	440561330	448111138	448141135	448171439	448201657	448232009	448262154	448292334	448322503	448352591	448382630	448412668	435147194	446877698	447944737
435380555	435553029	435714860	435871348	440404051	440561348	448111146	448141143	448171447	448201665	448232017	448262162	448292342	448322511	448352609	448382648	448412676	435147285	446879066	447944745
435380571	435553136	435714886	435871371	440404135	440561355	448111153	448141150	448171454	448201673	448232025	448262170	448292359	448322529	448352617	448382655	448412684	435147376	446912727	447944752
435380597	435553235	435714902	435871405	440404143	440561371	448111161	448141168	448171462	448201681	448232033	448262188	448292367	448322537	448352625	448382663	448412692	435147442	446942732	447944760
435380613	435553243	435714928	435871546	440404184	440561389	448111179	448141176	448171470	448201699	448232041	448262196	448292375	448322545	448352633	448382671	448412700	435147533	446947178	447944778
435380621	435553334	435714944	435871603	440404200	440561413	448111187	448141184	448171488	448201707	448232058	448262204	448292383	448322552	448352641	448382689	448412718	435147574	446950396	447944786
435380738	435553375	435714969	435871678	440404226	440561439	448111195	448141192	448171496	448201715	448232066	448262212	448292391	448322560	448352658	448382697	448412726	435147681	446953531	447944794
435380753	435553383	435715081	435871728	440404234	440561454	448111203	448141200	448171504	448201723	448232074	448262220	448292409	448322578	448352666	448382705	448412734	435147723	446974941	447944802

SCH-A-41

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
435380779	435553417	435715164	435871769	440404242	440561496	448111237	448141218	448171512	448201731	448232082	448262238	448292417	448322586	448352674	448382713	448412742	435147749	446989188	447944810
435380795	435553466	435715248	435871793	440404275	440561512	448111245	448141226	448171538	448201749	448232108	448262246	448292425	448322594	448352682	448382721	448412759	435147780	447005166	447944828
435380811	435553508	435715263	435871876	440404309	440561603	448111252	448141234	448171546	448201756	448232116	448262253	448292433	448322602	448352690	448382739	448412767	435147814	447026055	447944844
435380837	435553607	435715305	435871884	440404366	440561611	448111286	448141242	448171553	448201764	448232124	448262261	448292441	448322610	448352708	448382747	448412775	435147863	447027657	447944851
435380852	435553615	435715461	435871934	440404523	440561660	448111294	448141259	448171561	448201772	448232132	448262279	448292458	448322628	448352716	448382754	448412783	435147970	447040049	447944869
435380902	435553649	435715636	435871942	440404556	440561702	448111302	448141267	448171579	448201780	448232140	448262287	448292466	448322636	448352724	448382762	448412791	435147988	447052424	447944877
435381025	435553664	435715750	435871967	440404572	440561801	448111310	448141275	448171587	448201798	448232157	448262295	448292474	448322644	448352732	448382770	448412809	435148085	447054057	447944885
447944893	447952508	447960139	447967738	447975285	447982893	447990466	447997982	448005553	448013144	448020693	448028258	448035790	448043323	448050823	448058362	448065888	448073395	448080887	448088385
447944901	447952516	447960147	447967746	447975293	447982901	447990474	447998006	448005561	448013151	448020701	448028266	448035808	448043331	448050831	448058370	448065896	448073403	448080895	448088393
447944919	447952524	447960154	447967753	447975301	447982919	447990482	447998014	448005579	448013169	448020719	448028274	448035816	448043349	448050849	448058388	448065904	448073411	448080903	448088401
447944927	447952532	447960162	447967761	447975319	447982927	447990490	447998022	448005587	448013177	448020727	448028282	448035824	448043356	448050856	448058396	448065912	448073429	448080911	448088419
447944935	447952540	447960170	447967779	447975327	447982935	447990508	447998030	448005595	448013185	448020735	448028290	448035832	448043364	448050864	448058404	448065920	448073437	448080929	448088427
447944943	447952557	447960188	447967787	447975335	447982943	447990516	447998048	448005603	448013193	448020743	448028308	448035840	448043372	448050872	448058412	448065938	448073445	448080937	448088435
447944950	447952565	447960196	447967795	447975343	447982950	447990524	447998055	448005629	448013201	448020750	448028316	448035857	448043380	448050880	448058420	448065946	448073452	448080945	448088443
447944968	447952573	447960204	447967803	447975350	447982968	447990532	447998063	448005637	448013219	448020768	448028324	448035865	448043398	448050898	448058438	448065953	448073460	448080952	448088450
447944976	447952581	447960212	447967811	447975368	447982976	447990540	447998071	448005645	448013227	448020776	448028332	448035873	448043406	448050906	448058446	448065961	448073478	448080978	448088468
447944984	447952599	447960220	447967829	447975376	447982984	447990557	447998089	448005652	448013235	448020784	448028340	448035881	448043414	448050914	448058453	448065979	448073486	448080986	448088476
447944992	447952607	447960238	447967837	447975384	447982992	447990565	447998097	448005660	448013243	448020792	448028357	448035899	448043422	448050922	448058461	448065987	448073494	448080994	448088484
447945007	447952615	447960246	447967845	447975392	447983008	447990573	447998105	448005678	448013250	448020800	448028365	448035907	448043430	448050930	448058479	448065995	448073502	448081000	448088492
447945015	447952623	447960253	447967852	447975400	447983016	447990581	447998113	448005686	448013268	448020818	448028373	448035915	448043448	448050948	448058487	448066001	448073510	448081018	448088500
447945023	447952649	447960261	447967860	447975418	447983024	447990599	447998121	448005694	448013276	448020826	448028381	448035923	448043455	448050955	448058495	448066019	448073528	448081026	448088518
447945031	447952656	447960279	447967878	447975426	447983032	447990607	447998139	448005702	448013284	448020834	448028399	448035931	448043463	448050963	448058503	448066027	448073536	448081034	448088526
447945049	447952664	447960287	447967886	447975442	447983040	447990615	447998147	448005710	448013292	448020842	448028407	448035949	448043471	448050971	448058511	448066035	448073544	448081042	448088534
447945056	447952672	447960295	447967894	447975459	447983057	447990623	447998154	448005728	448013300	448020859	448028415	448035956	448043489	448050989	448058529	448066043	448073551	448081059	448088542
447945064	447952680	447960303	447967902	447975467	447983065	447990631	447998162	448005736	448013318	448020867	448028431	448035964	448043497	448050997	448058537	448066050	448073569	448081067	448088559
447945072	447952698	447960311	447967910	447975475	447983073	447990649	447998170	448005744	448013326	448020875	448028449	448035972	448043505	448051003	448058545	448066068	448073577	448081075	448088567
447945080	447952706	447960329	447967928	447975483	447983081	447990656	447998188	448005751	448013334	448020883	448028456	448035980	448043513	448051011	448058552	448066076	448073585	448081083	448088575
447945098	447952714	447960337	447967936	447975491	447983099	447990664	447998196	448005769	448013342	448020891	448028464	448035998	448043521	448051029	448058560	448066084	448073593	448081091	448088583
447945106	447952722	447960345	447967944	447975509	447983107	447990672	447998204	448005777	448013359	448020909	448028472	448036004	448043539	448051037	448058578	448066092	448073601	448081109	448088591
447945114	447952730	447960352	447967951	447975517	447983115	447990680	447998212	448005785	448013367	448020917	448028498	448036012	448043547	448051045	448058586	448066100	448073619	448081117	448088609
447945122	447952748	447960360	447967969	447975525	447983123	447990698	447998220	448005793	448013375	448020925	448028506	448036020	448043554	448051052	448058594	448066118	448073627	448081125	448088617
447945130	447952755	447960378	447967977	447975533	447983131	447990706	447998246	448005801	448013383	448020933	448028514	448036038	448043562	448051060	448058602	448066126	448073635	448081133	448088625
447945148	447952763	447960386	447967985	447975541	447983149	447990714	447998253	448005819	448013391	448020941	448028522	448036046	448043570	448051078	448058610	448066134	448073643	448081141	448088633
447945155	447952771	447960402	447967993	447975558	447983156	447990722	447998261	448005827	448013409	448020958	448028530	448036053	448043588	448051086	448058628	448066142	448073650	448081158	448088641
447945163	447952789	447960410	447968009	447975566	447983164	447990730	447998279	448005835	448013417	448020966	448028548	448036061	448043596	448051094	448058636	448066159	448073668	448081166	448088658
447945171	447952797	447960428	447968017	447975574	447983172	447990748	447998287	448005843	448013425	448020974	448028555	448036079	448043604	448051102	448058644	448066167	448073676	448081182	448088666
447945189	447952805	447960436	447968025	447975582	447983180	447990755	447998295	448005850	448013433	448020982	448028563	448036087	448043612	448051110	448058651	448066175	448073684	448081190	448088674
447945197	447952813	447960444	447968033	447975590	447983198	447990763	447998303	448005876	448013441	448020990	448028571	448036103	448043620	448051128	448058669	448066183	448073692	448081208	448088682
447945213	447952821	447960451	447968041	447975608	447983206	447990771	447998311	448005884	448013458	448021006	448028589	448036129	448043638	448051136	448058677	448066191	448073700	448081216	448088690
447945221	447952839	447960469	447968058	447975616	447983214	447990789	447998329	448005892	448013466	448021014	448028597	448036137	448043646	448051144	448058685	448066209	448073718	448081224	448088708
447945239	447952847	447960477	447968066	447975624	447983222	447990797	447998337	448005900	448013474	448021022	448028605	448036145	448043653	448051151	448058693	448066217	448073726	448081232	448088716
447945254	447952854	447960485	447968074	447975632	447983230	447990805	447998345	448005918	448013482	448021030	448028613	448036152	448043687	448051169	448058701	448066225	448073734	448081240	448088724
447945262	447952862	447960493	447968082	447975640	447983248	447990813	447998352	448005926	448013490	448021048	448028621	448036160	448043695	448051177	448058719	448066233	448073742	448081257	448088732
447945270	447952870	447960501	447968090	447975657	447983263	447990821	447998360	448005934	448013508	448021055	448028639	448036178	448043703	448051185	448058727	448066241	448073759	448081265	448088740
447945288	447952888	447960519	447968108	447975665	447983271	447990839	447998378	448005942	448013516	448021063	448028647	448036186	448043711	448051193	448058735	448066258	448073767	448081273	448088757
447945296	447952896	447960527	447968116	447975673	447983289	447990847	447998386	448005959	448013524	448021071	448028654	448036194	448043729	448051201	448058743	448066266	448073775	448081281	448088765
447945304	447952904	447960535	447968124	447975681	447983297	447990854	447998394	448005967	448013532	448021089	448028662	448036210	448043737	448051219	448058750	448066274	448073791	448081299	448088773
447945312	447952912	447960543	447968132	447975699	447983305	447990862	447998402	448005975	448013540	448021097	448028670	448036228	448043745	448051227	448058768	448066282	448073809	448081307	448088781
447945320	447952920	447960550	447968140	447975707	447983313	447990870	447998410	448005983	448013557	448021105	448028696	448036236	448043752	448051235	448058776	448066290	448073817	448081315	448088799
447945338	447952938	447960568	447968157	447975715	447983321	447990888	447998428	448005991	448013565	448021113	448028704	448036244	448043760	448051243	448058784	448066308	448073825	448081323	448088807
447945346	447952946	447960576	447968165	447975723	447983339	447990896	447998436	448006007	448013573	448021121	448028712	448036251	448043778	448051250	448058792	448066316	448073833	448081331	448088815
447945353	447952953	447960584	447968173	447975731	447983347	447990904	447998444	448006015	448013581	448021139	448028720	448036269	448043786	448051268	448058800	448066324	448073841	448081349	448088823
447945361	447952979	447960592	447968181	447975749	447983354	447990912	447998451	448006023	448013599	448021147	448028738	448036277	448043794	448051276	448058818	448066332	448073858	448081356	448088831
447945379	447952987	447960600	447968199	447975756	447983362	447990920	447998469	448006031	448013607	448021154	448028746	448036285	448043802	448051284	448058826	448066340	448073866	448081364	448088849
447945387	447952995	447960618	447968207	447975764	447983370	447990938	447998477	448006049	448013615	448021162	448028753	448036293	448043810	448051292	448058834	448066357	448073874	448081372	448088856
447945395	447953001	447960626	447968215	447975772	447983388	447990946	447998485	448006056	448013623	448021170	448028761	448036301	448043828	448051300	448058842	448066365	448073882	448081380	448088864
447945411	447953019	447960634	447968223	447975780	447983396	447990961	447998493	448006064	448013631	448021188	448028779	448036319	448043836	448051318	448058859	448066373	448073890	448081398	448088872
447945429	447953027	447960642	447968231	447975798	447983404	447990979	447998501	448006072	448013649	448021196	448028787	448036327	448043844	448051326	448058867	448066381	448073908	448081406	448088880
447945437	447953035	447960659	447968256	447975806	447983412	447990987	447998519	448006080	448013656	448021204	448028795	448036335	448043851	448051334	448058875	448066399	448073916	448081414	448088898
447945445	447953043	447960667	447968264	447975814	447983420	447990995	447998535	448006098	448013664	448021212	448028803	448036343	448043869	448051342	448058883	448066407	448073924	448081422	448088906
447945452	447953050	447960675	447968272	447975822	447983438	447991001	447998543	448006106	448013672	448021220	448028811	448036350	448043877	448051359	448058891	448066415	448073932	448081430	448088914
447945460	447953068	447960683	447968280	447975830	447983446	447991019	447998550	448006114	448013680	448021238	448028829	448036368	448043885	448051367	448058909	448066423	448073940	448081448	448088922
447945478	447953076	447960691	447968298	447975848	447983453	447991027	447998568	448006122	448013698	448021246	448028837	448036376	448043893	448051375	448058917	448066431	448073957	448081455	448088930
447945486	447953084	447960709	447968306	447975855	447983461	447991035	447998576	448006130	448013706	448021253	448028845	448036384	448043901	448051383	448058925	448066449	448073965	448081463	448088948
447945494	447953092	447960717	447968314	447975863	447983479	447991043	447998584	448006148	448013714	448021261	448028852	448036392	448043919	448051391	448058933	448066456	448073973	448081471	448088955
447945502	447953100	447960725	447968322	447975871	447983487	447991050	447998592	448006155	448013722	448021279	448028860	448036400	448043927	448051409	448058941	448066464	448073981	448081489	448088963
447945510	447953126	447960733	447968330	447975889	447983495	447991068	447998600	448006163	448013730	448021295	448028878	448036418	448043935	448051417	448058958	448066472	448073999	448081497	448088971
447945528	447953134	447960741	447968348	447975897	447983503	447991076	447998618	448006171	448013748	448021303	448028886	448036426	448043943	448051425	448058966	448066480	448074005	448081505	448088989
447945536	447953159	447960758	447968355	447975905	447983511	447991084	447998626	448006189	448013755	448021311	448028894	448036434	448043950	448051433	448058974	448066498	448074013	448081513	448088997
447945544	447953167	447960766	447968363	447975913	447983529	447991092	447998634	448006197	448013763	448021329	448028902	448036442	448043968	448051441	448058982	448066506	448074021	448081521	448089003
447945551	447953175	447960774	447968371	447975921	447983545	447991100	447998642	448006213	448013771	448021337	448028910	448036459	448043976	448051458	448058990	448066514	448074039	448081539	448089011
447945569	447953183	447960782	447968389	447975939	447983552	447991118	447998659	448006221	448013789	448021345	448028928	448036467	448043984	448051466	448059006	448066522	448074047	448081547	448089029
447945577	447953191	447960790	447968397	447975947	447983560	447991126	447998667	448006239	448013797	448021352	448028936	448036475	448043992	448051474	448059014	448066530	448074054	448081554	448089037

SCH-A-42

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
447945585	447953209	447960808	447968405	447975954	447983578	447991134	447998675	448006247	448013805	448021360	448028944	448036483	448044008	448051482	448059022	448066548	448074062	448081562	448089045
447945593	447953217	447960816	447968413	447975962	447983586	447991142	447998683	448006254	448013813	448021378	448028951	448036491	448044016	448051490	448059030	448066555	448074070	448081570	448089052
447945601	447953225	447960832	447968421	447975970	447983594	447991159	447998691	448006270	448013821	448021386	448028969	448036509	448044024	448051508	448059048	448066563	448074088	448081588	448089060
447945619	447953233	447960865	447968439	447975996	447983602	447991167	447998709	448006288	448013839	448021394	448028977	448036517	448044032	448051516	448059055	448066571	448074096	448081596	448089078
447945627	447953241	447960873	447968447	447976002	447983610	447991175	447998725	448006296	448013847	448021402	448028985	448036525	448044040	448051524	448059063	448066589	448074104	448081604	448089086
447945635	447953258	447960881	447968454	447976010	447983628	447991183	447998733	448006304	448013854	448021410	448028993	448036533	448044057	448051532	448059071	448066597	448074112	448081612	448089094
447945643	447953266	447960899	447968462	447976028	447983636	447991191	447998741	448006312	448013862	448021428	448029009	448036541	448044065	448051540	448059089	448066605	448074120	448081620	448089102
447945650	447953274	447960907	447968470	447976036	447983644	447991209	447998758	448006320	448013870	448021436	448029017	448036566	448044073	448051557	448059097	448066613	448074138	448081638	448089110
447945668	447953282	447960915	447968488	447976044	447983651	447991217	447998766	448006338	448013888	448021444	448029025	448036574	448044081	448051573	448059105	448066621	448074146	448081646	448089128
447945676	447953290	447960923	447968496	447976051	447983669	447991225	447998774	448006346	448013896	448021451	448029033	448036582	448044099	448051581	448059113	448066639	448074153	448081653	448089136
447945684	447953308	447960931	447968504	447976069	447983677	447991233	447998782	448006353	448013904	448021469	448029041	448036590	448044107	448051599	448059121	448066647	448074161	448081661	448089144
447945692	447953316	447960949	447968512	447976077	447983685	447991241	447998790	448006361	448013912	448021477	448029058	448036608	448044115	448051607	448059139	448066654	448074179	448081679	448089151
447945700	447953324	447960956	447968520	447976085	447983693	447991258	447998808	448006379	448013920	448021485	448029074	448036616	448044123	448051615	448059147	448066662	448074187	448081687	448089169
447945718	447953332	447960964	447968538	447976093	447983701	447991266	447998816	448006395	448013938	448021493	448029082	448036624	448044131	448051623	448059162	448066670	448074195	448081695	448089177
447945726	447953340	447960972	447968546	447976101	447983719	447991274	447998824	448006403	448013946	448021501	448029090	448036632	448044149	448051631	448059170	448066688	448074203	448081703	448089185
447945734	447953357	447960980	447968553	447976119	447983727	447991282	447998832	448006411	448013953	448021519	448029108	448036640	448044156	448051649	448059188	448066696	448074211	448081711	448089193
447945742	447953365	447960998	447968561	447976127	447983735	447991290	447998840	448006429	448013961	448021527	448029116	448036657	448044164	448051656	448059196	448066704	448074229	448081729	448089201
447945759	447953373	447961004	447968579	447976135	447983743	447991308	447998857	448006437	448013979	448021535	448029124	448036665	448044172	448051664	448059204	448066712	448074237	448081737	448089219
447945767	447953381	447961020	447968587	447976143	447983750	447991316	447998865	448006445	448013987	448021543	448029132	448036673	448044180	448051672	448059212	448066720	448074245	448081745	448089227
447945775	447953399	447961038	447968595	447976150	447983768	447991332	447998881	448006452	448013995	448021550	448029140	448036681	448044198	448051680	448059220	448066738	448074252	448081752	448089235
447945783	447953407	447961046	447968603	447976168	447983776	447991340	447998899	448006460	448014001	448021568	448029157	448036699	448044206	448051698	448059238	448066746	448074260	448081760	448089243
447945791	447953415	447961053	447968611	447976176	447983784	447991357	447998907	448006478	448014019	448021576	448029165	448036707	448044214	448051706	448059246	448066753	448074278	448081778	448089250
447945809	447953423	447961061	447968629	447976184	447983792	447991365	447998915	448006486	448014027	448021584	448029173	448036715	448044222	448051730	448059253	448066761	448074286	448081786	448089268
447945817	447953431	447961079	447968637	447976192	447983800	447991373	447998923	448006494	448014035	448021592	448029181	448036723	448044230	448051748	448059261	448066779	448074294	448081794	448089276
447945825	447953449	447961087	447968645	447976200	447983818	447991381	447998931	448006502	448014043	448021600	448029199	448036731	448044248	448051755	448059279	448066787	448074302	448081802	448089284
447945833	447953456	447961095	447968652	447976218	447983826	447991399	447998949	448006510	448014050	448021618	448029207	448036749	448044255	448051763	448059295	448066795	448074310	448081810	448089292
447945841	447953464	447961103	447968660	447976226	447983834	447991407	447998956	448006528	448014068	448021626	448029215	448036756	448044263	448051771	448059303	448066803	448074328	448081828	448089300
447945858	447953472	447961111	447968678	447976234	447983842	447991415	447998964	448006536	448014076	448021634	448029223	448036764	448044271	448051789	448059311	448066811	448074336	448081836	448089318
447945866	447953480	447961129	447968686	447976242	447983859	447991423	447998972	448006544	448014084	448021642	448029231	448036772	448044289	448051797	448059329	448066829	448074344	448081844	448089326
447945882	447953498	447961137	447968694	447976259	447983867	447991431	447998980	448006551	448014092	448021659	448029249	448036780	448044297	448051805	448059337	448066837	448074351	448081851	448089334
447945890	447953506	447961145	447968702	447976267	447983875	447991449	447998998	448006569	448014100	448021667	448029256	448036798	448044305	448051813	448059345	448066845	448074369	448081869	448089342
447945908	447953514	447961152	447968710	447976275	447983883	447991456	447999004	448006577	448014118	448021675	448029264	448036806	448044313	448051821	448059352	448066852	448074377	448081877	448089359
447945916	447953522	447961160	447968728	447976283	447983891	447991464	447999012	448006585	448014126	448021683	448029272	448036814	448044321	448051839	448059360	448066860	448074385	448081885	448089367
447945924	447953530	447961178	447968736	447976291	447983909	447991472	447999020	448006593	448014134	448021691	448029280	448036822	448044339	448051847	448059378	448066878	448074393	448081893	448089375
447945932	447953555	447961186	447968744	447976309	447983917	447991480	447999038	448006601	448014142	448021709	448029298	448036830	448044347	448051854	448059386	448066886	448074401	448081901	448089383
447945940	447953563	447961194	447968751	447976317	447983925	447991498	447999046	448006619	448014159	448021717	448029306	448036848	448044354	448051862	448059394	448066894	448074419	448081919	448089391
447945957	447953571	447961202	447968769	447976325	447983933	447991506	447999053	448006627	448014167	448021725	448029314	448036855	448044362	448051870	448059402	448066902	448074427	448081927	448089409
447945965	447953589	447961210	447968785	447976333	447983941	447991514	447999061	448006635	448014175	448021733	448029322	448036863	448044370	448051888	448059410	448066910	448074443	448081935	448089417
447945973	447953597	447961228	447968793	447976341	447983958	447991522	447999079	448006643	448014183	448021741	448029330	448036871	448044388	448051896	448059428	448066928	448074450	448081943	448089433
447945981	447953605	447961236	447968801	447976358	447983966	447991530	447999087	448006650	448014191	448021758	448029348	448036889	448044396	448051904	448059436	448066936	448074468	448081968	448089441
447946005	447953613	447961244	447968819	447976366	447983974	447991548	447999095	448006668	448014209	448021766	448029355	448036897	448044404	448051912	448059444	448066944	448074476	448081976	448089458
447946013	447953621	447961251	447968827	447976374	447983982	447991555	447999103	448006676	448014217	448021774	448029363	448036905	448044412	448051920	448059469	448066951	448074484	448081984	448089466
447946021	447953639	447961269	447968835	447976382	447983990	447991563	447999111	448006684	448014225	448021782	448029371	448036913	448044420	448051938	448059477	448066969	448074492	448081992	448089474
447946039	447953647	447961277	447968843	447976390	447984006	447991571	447999129	448006692	448014233	448021790	448029389	448036921	448044438	448051946	448059485	448066977	448074500	448082008	448089482
447946047	447953654	447961285	447968850	447976408	447984014	447991589	447999137	448006700	448014241	448021808	448029397	448036939	448044446	448051953	448059493	448066993	448074518	448082016	448089490
447946054	447953662	447961293	447968868	447976416	447984022	447991597	447999145	448006718	448014258	448021816	448029405	448036947	448044453	448051961	448059501	448067009	448074526	448082024	448089508
447946062	447953670	447961301	447968876	447976424	447984030	447991605	447999152	448006726	448014266	448021824	448029413	448036954	448044461	448051979	448059519	448067017	448074534	448082032	448089516
447946070	447953688	447961319	447968884	447976432	447984048	447991613	447999160	448006734	448014274	448021832	448029421	448036962	448044479	448051987	448059527	448067025	448074542	448082040	448089524
447946088	447953696	447961327	447968892	447976440	447984063	447991621	447999178	448006742	448014282	448021840	448029439	448036970	448044487	448051995	448059535	448067033	448074559	448082057	448089532
447946096	447953704	447961335	447968900	447976457	447984071	447991639	447999186	448006759	448014290	448021857	448029447	448036988	448044495	448052001	448059543	448067041	448074567	448082065	448089540
447946104	447953712	447961343	447968918	447976465	447984089	447991654	447999194	448006767	448014308	448021865	448029454	448036996	448044503	448052019	448059550	448067066	448074575	448082073	448089557
447946112	447953738	447961350	447968926	447976473	447984097	447991662	447999202	448006775	448014316	448021873	448029462	448037002	448044511	448052027	448059568	448067074	448074583	448082081	448089565
447946120	447953746	447961368	447968934	447976481	447984113	447991670	447999210	448006783	448014332	448021881	448029470	448037010	448044529	448052035	448059576	448067082	448074591	448082099	448089573
447946138	447953753	447961376	447968942	447976499	447984121	447991688	447999228	448006791	448014340	448021899	448029488	448037028	448044537	448052043	448059584	448067090	448074609	448082107	448089581
447946146	447953761	447961384	447968959	447976507	447984139	447991696	447999236	448006809	448014357	448021907	448029496	448037036	448044545	448052050	448059592	448067108	448074617	448082115	448089599
447946153	447953779	447961392	447968967	447976515	447984147	447991704	447999244	448006817	448014365	448021915	448029504	448037044	448044552	448052068	448059600	448067116	448074625	448082123	448089607
447946161	447953787	447961400	447968975	447976523	447984154	447991712	447999251	448006825	448014373	448021923	448029512	448037051	448044560	448052076	448059618	448067124	448074633	448082131	448089615
447946179	447953795	447961418	447968983	447976531	447984162	447991720	447999269	448006833	448014381	448021931	448029520	448037069	448044578	448052084	448059634	448067132	448074641	448082149	448089623
447946187	447953803	447961426	447968991	447976549	447984170	447991738	447999277	448006841	448014399	448021949	448029538	448037077	448044586	448052092	448059642	448067140	448074658	448082156	448089631
447946195	447953811	447961434	447969007	447976556	447984188	447991746	447999285	448006858	448014407	448021956	448029546	448037085	448044594	448052100	448059659	448067157	448074666	448082164	448089649
447946211	447953829	447961442	447969015	447976564	447984196	447991753	447999293	448006866	448014415	448021964	448029553	448037093	448044602	448052118	448059667	448067165	448074674	448082172	448089656
447946229	447953845	447961459	447969023	447976572	447984204	447991761	447999301	448006874	448014423	448021972	448029561	448037101	448044610	448052126	448059675	448067173	448074682	448082180	448089664
447946237	447953852	447961467	447969031	447976580	447984212	447991779	447999319	448006882	448014431	448021980	448029579	448037119	448044628	448052134	448059683	448067181	448074708	448082198	448089672
447946245	447953860	447961475	447969049	447976598	447984220	447991787	447999327	448006890	448014449	448021998	448029587	448037127	448044636	448052142	448059691	448067199	448074716	448082206	448089680
447946252	447953878	447961483	447969056	447976606	447984238	447991795	447999335	448006908	448014456	448022004	448029595	448037135	448044644	448052159	448059709	448067207	448074724	448082214	448089698
447946260	447953886	447961491	447969064	447976614	447984246	447991803	447999343	448006916	448014464	448022012	448029603	448037143	448044651	448052167	448059717	448067215	448074732	448082222	448089706
447946278	447953894	447961509	447969072	447976622	447984253	447991811	447999350	448006924	448014472	448022020	448029611	448037150	448044669	448052175	448059725	448067223	448074740	448082230	448089714
447946286	447953910	447961517	447969080	447976630	447984261	447991829	447999368	448006932	448014480	448022038	448029629	448037168	448044677	448052183	448059733	448067231	448074757	448082248	448089722
447946294	447953928	447961525	447969098	447976648	447984279	447991837	447999376	448006940	448014498	448022046	448029637	448037176	448044685	448052191	448059741	448067249	448074773	448082255	448089730
447946302	447953936	447961533	447969106	447976655	447984287	447991845	447999384	448006957	448014506	448022061	448029645	448037184	448044693	448052209	448059758	448067256	448074781	448082263	448089748
447946310	447953944	447961541	447969114	447976663	447984295	447991852	447999392	448006965	448014522	448022079	448029652	448037192	448044701	448052217	448059766	448067264	448074799	448082271	448089755
447946328	447953951	447961558	447969122	447976689	447984303	447991860	447999400	448006973	448014530	448022087	448029660	448037200	448044719	448052225	448059774	448067272	448074807	448082289	448089763
447946336	447953969	447961566	447969130	447976697	447984311	447991878	447999418	448006981	448014548	448022095	448029678	448037218	448044727	448052233	448059782	448067280	448074815	448082297	448089771

SCH-A-43

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
447946344	447953985	447961574	447969148	447976705	447984329	447991886	447999426	448006999	448014555	448022103	448029686	448037226	448044735	448052241	448059790	448067298	448074823	448082305	448089789
447946351	447953993	447961582	447969155	447976713	447984337	447991902	447999434	448007005	448014563	448022111	448029694	448037234	448044743	448052258	448059808	448067306	448074831	448082313	448089797
447946369	447954009	447961590	447969163	447976721	447984345	447991910	447999442	448007013	448014571	448022129	448029702	448037242	448044750	448052266	448059816	448067314	448074849	448082321	448089805
447946377	447954017	447961608	447969171	447976739	447984352	447991928	447999459	448007021	448014589	448022137	448029710	448037259	448044768	448052274	448059824	448067322	448074856	448082339	448089813
447946385	447954025	447961616	447969189	447976747	447984360	447991936	447999467	448007039	448014597	448022145	448029728	448037267	448044776	448052282	448059832	448067348	448074864	448082347	448089821
447946393	447954033	447961624	447969197	447976754	447984378	447991944	447999475	448007047	448014605	448022152	448029736	448037275	448044784	448052290	448059840	448067355	448074872	448082354	448089839
447946401	447954041	447961632	447969205	447976762	447984386	447991951	447999483	448007054	448014613	448022160	448029744	448037283	448044792	448052308	448059857	448067363	448074880	448082362	448089847
447946419	447954066	447961640	447969213	447976770	447984394	447991969	447999491	448007062	448014621	448022178	448029751	448037291	448044800	448052316	448059865	448067371	448074898	448082370	448089854
447946435	447954074	447961657	447969221	447976788	447984402	447991977	447999509	448007070	448014639	448022186	448029769	448037309	448044818	448052324	448059873	448067389	448074906	448082388	448089862
447946443	447954082	447961665	447969239	447976796	447984410	447991985	447999517	448007088	448014647	448022194	448029777	448037317	448044826	448052332	448059881	448067397	448074914	448082396	448089870
447946450	447954090	447961673	447969247	447976804	447984436	447991993	447999525	448007096	448014654	448022202	448029785	448037325	448044834	448052340	448059899	448067405	448074922	448082404	448089888
447946468	447954108	447961681	447969254	447976812	447984444	447992009	447999533	448007104	448014662	448022210	448029793	448037333	448044842	448052365	448059907	448067413	448074930	448082420	448089896
447946476	447954116	447961699	447969262	447976820	447984451	447992017	447999541	448007112	448014670	448022228	448029819	448037341	448044859	448052373	448059915	448067421	448074948	448082438	448089904
447946484	447954124	447961707	447969270	447976838	447984469	447992025	447999558	448007120	448014688	448022236	448029827	448037358	448044867	448052381	448059923	448067439	448074955	448082446	448089912
447946492	447954132	447961715	447969288	447976846	447984477	447992033	447999566	448007138	448014696	448022244	448029835	448037366	448044875	448052399	448059931	448067447	448074963	448082453	448089920
447946500	447954140	447961723	447969296	447976853	447984485	447992041	447999574	448007146	448014704	448022251	448029843	448037374	448044883	448052407	448059949	448067454	448074971	448082461	448089938
447946518	447954157	447961731	447969304	447976861	447984493	447992058	447999582	448007153	448014712	448022269	448029850	448037382	448044891	448052415	448059956	448067462	448074989	448082479	448089946
447946526	447954165	447961749	447969312	447976879	447984501	447992066	447999590	448007161	448014720	448022285	448029868	448037390	448044909	448052423	448059964	448067470	448074997	448082487	448089961
447946534	447954173	447961756	447969320	447976887	447984519	447992074	447999608	448007179	448014738	448022293	448029876	448037416	448044917	448052431	448059980	448067488	448075002	448082495	448089979
447946542	447954181	447961764	447969346	447976895	447984527	447992082	447999624	448007187	448014746	448022301	448029884	448037424	448044925	448052449	448059998	448067496	448075010	448082503	448089987
447946559	447954199	447961772	447969353	447976903	447984535	447992090	447999632	448007195	448014753	448022319	448029892	448037432	448044933	448052456	448060004	448067504	448075028	448082511	448089995
447946567	447954207	447961780	447969361	447976911	447984550	447992108	447999640	448007203	448014761	448022327	448029900	448037440	448044941	448052464	448060012	448067512	448075036	448082529	448090001
447946575	447954215	447961798	447969379	447976929	447984568	447992116	447999657	448007211	448014779	448022335	448029918	448037457	448044958	448052472	448060020	448067520	448075044	448082537	448090019
447946583	447954223	447961806	447969387	447976937	447984576	447992124	447999665	448007229	448014787	448022343	448029926	448037465	448044966	448052480	448060038	448067546	448075051	448082545	448090027
447946591	447954231	447961814	447969395	447976945	447984584	447992132	447999673	448007237	448014795	448022350	448029934	448037473	448044974	448052498	448060046	448067553	448075069	448082552	448090035
447946609	447954249	447961822	447969403	447976952	447984592	447992140	447999681	448007245	448014803	448022368	448029942	448037481	448044982	448052506	448060053	448067561	448075077	448082560	448090043
447946617	447954256	447961830	447969411	447976960	447984600	447992157	447999699	448007252	448014811	448022376	448029959	448037499	448044990	448052514	448060061	448067579	448075085	448082578	448090050
447946625	447954264	447961848	447969429	447976978	447984618	447992165	447999707	448007260	448014829	448022384	448029967	448037507	448045005	448052522	448060079	448067587	448075093	448082586	448090068
447946633	447954272	447961855	447969437	447976986	447984626	447992181	447999715	448007278	448014837	448022392	448029975	448037515	448045013	448052530	448060087	448067595	448075101	448082594	448090076
447946641	447954280	447961863	447969445	447976994	447984634	447992199	447999723	448007286	448014845	448022400	448029983	448037523	448045021	448052548	448060095	448067603	448075119	448082602	448090084
447946658	447954298	447961871	447969452	447977018	447984642	447992207	447999731	448007294	448014852	448022426	448029991	448037531	448045039	448052555	448060103	448067611	448075127	448082610	448090092
447946666	447954306	447961889	447969460	447977026	447984659	447992215	447999749	448007302	448014860	448022434	448030007	448037549	448045047	448052563	448060111	448067629	448075135	448082628	448090100
447946674	447954314	447961897	447969478	447977034	447984667	447992223	447999756	448007310	448014878	448022459	448030015	448037556	448045054	448052589	448060129	448067637	448075143	448082636	448090118
447946690	447954322	447961905	447969486	447977042	447984675	447992231	447999764	448007328	448014886	448022467	448030023	448037564	448045062	448052597	448060137	448067645	448075150	448082644	448090126
447946708	447954330	447961913	447969494	447977059	447984683	447992249	447999772	448007336	448014894	448022475	448030031	448037572	448045070	448052613	448060145	448067652	448075168	448082651	448090134
447946716	447954348	447961921	447969502	447977067	447984691	447992256	447999780	448007344	448014902	448022483	448030049	448037580	448045088	448052621	448060152	448067660	448075176	448082669	448090142
447946724	447954355	447961939	447969510	447977075	447984709	447992264	447999798	448007351	448014910	448022491	448030056	448037598	448045096	448052639	448060160	448067678	448075184	448082677	448090159
447946732	447954363	447961947	447969528	447977083	447984717	447992272	447999806	448007369	448014928	448022509	448030064	448037606	448045104	448052647	448060178	448067686	448075192	448082685	448090167
447946740	447954371	447961954	447969536	447977091	447984725	447992280	447999814	448007377	448014936	448022517	448030072	448037614	448045112	448052654	448060186	448067694	448075200	448082693	448090175
447946757	447954389	447961962	447969544	447977109	447984733	447992298	447999822	448007385	448014944	448022525	448030080	448037622	448045120	448052662	448060194	448067702	448075218	448082701	448090183
447946765	447954397	447961970	447969551	447977117	447984741	447992306	447999830	448007393	448014951	448022533	448030098	448037630	448045138	448052670	448060202	448067710	448075226	448082719	448090191
447946773	447954405	447961988	447969569	447977125	447984758	447992314	447999848	448007401	448014969	448022541	448030106	448037648	448045146	448052688	448060210	448067728	448075234	448082727	448090209
447946781	447954413	447961996	447969577	447977133	447984766	447992322	447999855	448007419	448014977	448022558	448030114	448037655	448045153	448052696	448060228	448067736	448075242	448082735	448090217
447946799	447954421	447962002	447969585	447977141	447984782	447992330	447999863	448007427	448014985	448022566	448030122	448037663	448045161	448052704	448060236	448067744	448075259	448082743	448090225
447946807	447954439	447962010	447969593	447977158	447984790	447992348	447999871	448007435	448014993	448022574	448030130	448037671	448045179	448052712	448060244	448067751	448075267	448082750	448090233
447946815	447954447	447962028	447969601	447977166	447984808	447992355	447999889	448007443	448015008	448022582	448030148	448037689	448045187	448052720	448060251	448067769	448075275	448082768	448090241
447946823	447954454	447962036	447969619	447977174	447984816	447992363	447999897	448007450	448015016	448022590	448030155	448037697	448045195	448052738	448060269	448067777	448075283	448082776	448090258
447946831	447954462	447962044	447969627	447977182	447984824	447992371	447999905	448007468	448015024	448022608	448030163	448037705	448045203	448052746	448060277	448067785	448075291	448082784	448090266
447946856	447954470	447962051	447969635	447977190	447984832	447992389	447999913	448007476	448015032	448022616	448030171	448037713	448045211	448052753	448060285	448067793	448075309	448082792	448090274
447946864	447954488	447962069	447969643	447977208	447984840	447992397	447999939	448007484	448015040	448022624	448030189	448037721	448045229	448052761	448060293	448067801	448075317	448082800	448090282
447946872	447954496	447962077	447969650	447977216	447984857	447992405	447999947	448007492	448015057	448022632	448030197	448037739	448045237	448052779	448060301	448067819	448075325	448082818	448090290
447946880	447954504	447962085	447969668	447977224	447984865	447992413	447999954	448007500	448015065	448022640	448030205	448037747	448045245	448052787	448060319	448067827	448075333	448082826	448090308
447946898	447954512	447962093	447969676	447977232	447984873	447992421	447999962	448007518	448015073	448022657	448030213	448037754	448045252	448052795	448060327	448067835	448075341	448082834	448090316
447946906	447954520	447962101	447969684	447977240	447984881	447992439	447999970	448007526	448015081	448022665	448030221	448037762	448045278	448052803	448060335	448067843	448075358	448082842	448090324
447946914	447954538	447962119	447969692	447977257	447984899	447992447	447999988	448007534	448015099	448022673	448030239	448037770	448045286	448052811	448060343	448067850	448075366	448082859	448090332
447946922	447954546	447962127	447969700	447977265	447984907	447992454	447999996	448007542	448015107	448022681	448030247	448037788	448045294	448052829	448060350	448067868	448075374	448082867	448090340
447946930	447954553	447962135	447969718	447977273	447984915	447992462	448000000	448007559	448015115	448022699	448030254	448037796	448045302	448052837	448060368	448067876	448075382	448082875	448090357
447946948	447954561	447962143	447969726	447977281	447984923	447992470	448000018	448007567	448015123	448022707	448030262	448037804	448045310	448052845	448060376	448067884	448075390	448082883	448090365
447946955	447954579	447962150	447969734	447977299	447984931	447992488	448000026	448007575	448015131	448022715	448030270	448037812	448045328	448052852	448060384	448067892	448075408	448082891	448090373
447946963	447954587	447962168	447969742	447977307	447984949	447992496	448000034	448007583	448015149	448022723	448030288	448037820	448045336	448052860	448060400	448067900	448075416	448082909	448090381
447946971	447954595	447962176	447969759	447977315	447984956	447992504	448000042	448007609	448015156	448022731	448030296	448037838	448045344	448052878	448060418	448067918	448075424	448082917	448090399
447946989	447954603	447962184	447969775	447977323	447984964	447992520	448000059	448007617	448015164	448022749	448030304	448037846	448045351	448052886	448060426	448067926	448075432	448082925	448090407
447946997	447954611	447962192	447969783	447977331	447984972	447992538	448000067	448007625	448015172	448022756	448030312	448037853	448045369	448052894	448060434	448067934	448075440	448082933	448090415
447947003	447954629	447962200	447969791	447977349	447984980	447992546	448000075	448007633	448015180	448022764	448030320	448037861	448045377	448052902	448060442	448067942	448075457	448082941	448090423
447947011	447954637	447962218	447969809	447977356	447984998	447992553	448000083	448007641	448015198	448022772	448030338	448037879	448045385	448052910	448060459	448067959	448075465	448082958	448090431
447947029	447954645	447962226	447969817	447977364	447985003	447992561	448000091	448007658	448015206	448022780	448030346	448037887	448045393	448052928	448060475	448067967	448075473	448082974	448090449
447947037	447954652	447962234	447969825	447977372	447985011	447992579	448000109	448007666	448015214	448022798	448030353	448037895	448045401	448052936	448060483	448067975	448075481	448082982	448090456
447947045	447954660	447962242	447969833	447977380	447985029	447992587	448000117	448007674	448015222	448022806	448030361	448037903	448045419	448052944	448060491	448067983	448075499	448082990	448090464
447947052	447954678	447962259	447969841	447977398	447985037	447992595	448000125	448007682	448015230	448022814	448030379	448037911	448045435	448052951	448060509	448067991	448075507	448083006	448090472
447947060	447954686	447962267	447969858	447977406	447985045	447992603	448000133	448007690	448015248	448022822	448030387	448037929	448045443	448052969	448060517	448068007	448075515	448083014	448090480
447947078	447954702	447962275	447969866	447977414	447985052	447992611	448000141	448007708	448015255	448022830	448030395	448037937	448045450	448052977	448060525	448068015	448075523	448083022	448090498
447947086	447954710	447962283	447969874	447977422	447985060	447992629	448000158	448007716	448015263	448022848	448030403	448037945	448045468	448052985	448060533	448068023	448075531	448083030	448090506
447947094	447954728	447962291	447969882	447977430	447985078	447992637	448000166	448007724	448015271	448022855	448030411	448037952	448045476	448052993	448060541	448068031	448075549	448083048	448090514

SCH-A-44

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
447947102	447954736	447962309	447969890	447977455	447985086	447992645	448000174	448007732	448015297	448022863	448030429	448037960	448045484	448053009	448060558	448068049	448075556	448083055	448090522
447947110	447954744	447962317	447969908	447977463	447985094	447992652	448000182	448007740	448015305	448022871	448030437	448037978	448045492	448053017	448060566	448068056	448075564	448083063	448090530
447947128	447954751	447962325	447969916	447977489	447985102	447992660	448000190	448007757	448015313	448022889	448030445	448037986	448045500	448053025	448060574	448068064	448075572	448083071	448090548
447947136	447954769	447962333	447969924	447977497	447985110	447992678	448000208	448007765	448015321	448022897	448030452	448037994	448045518	448053033	448060582	448068080	448075580	448083089	448090555
447947144	447954777	447962341	447969932	447977505	447985128	447992686	448000216	448007773	448015339	448022905	448030460	448038000	448045526	448053041	448060590	448068098	448075598	448083097	448090563
447947151	447954785	447962358	447969940	447977513	447985136	447992694	448000224	448007781	448015354	448022913	448030478	448038018	448045534	448053058	448060608	448068106	448075606	448083113	448090571
447947169	447954793	447962366	447969957	447977521	447985144	447992702	448000232	448007799	448015362	448022921	448030486	448038026	448045542	448053066	448060616	448068114	448075614	448083121	448090589
447947177	447954801	447962374	447969965	447977539	447985151	447992710	448000257	448007815	448015370	448022939	448030494	448038034	448045559	448053074	448060624	448068122	448075622	448083139	448090597
447947185	447954819	447962382	447969973	447977547	447985169	447992728	448000265	448007823	448015388	448022947	448030502	448038042	448045567	448053082	448060632	448068130	448075630	448083147	448090605
447947193	447954827	447962390	447969981	447977554	447985177	447992736	448000273	448007831	448015396	448022954	448030510	448038059	448045575	448053090	448060640	448068148	448075648	448083154	448090613
447947201	447954835	447962408	447969999	447977562	447985185	447992744	448000281	448007849	448015404	448022962	448030528	448038067	448045583	448053108	448060657	448068163	448075655	448083162	448090621
447947219	447954843	447962416	447970005	447977570	447985193	447992751	448000299	448007856	448015412	448022970	448030536	448038075	448045591	448053116	448060665	448068171	448075663	448083170	448090639
447947227	447954850	447962424	447970013	447977588	447985201	447992769	448000307	448007864	448015420	448022988	448030544	448038083	448045609	448053124	448060673	448068189	448075671	448083188	448090647
447947235	447954868	447962432	447970021	447977596	447985219	447992777	448000315	448007872	448015438	448023002	448030569	448038091	448045617	448053132	448060681	448068197	448075689	448083196	448090654
447947243	447954876	447962440	447970047	447977604	447985227	447992785	448000323	448007880	448015446	448023010	448030585	448038109	448045625	448053157	448060699	448068205	448075697	448083204	448090662
447947250	447954884	447962457	447970054	447977612	447985235	447992793	448000331	448007898	448015453	448023028	448030593	448038117	448045633	448053165	448060707	448068213	448075705	448083212	448090670
447947268	447954892	447962465	447970062	447977620	447985243	447992801	448000349	448007906	448015461	448023036	448030601	448038125	448045641	448053173	448060715	448068221	448075713	448083220	448090688
447947276	447954900	447962481	447970070	447977638	447985250	447992819	448000356	448007914	448015479	448023044	448030619	448038133	448045658	448053181	448060723	448068239	448075721	448083238	448090696
447947284	447954918	447962499	447970088	447977646	447985268	447992827	448000364	448007922	448015487	448023051	448030627	448038141	448045666	448053199	448060731	448068247	448075739	448083246	448090704
447947292	447954926	447962507	447970096	447977653	447985276	447992843	448000372	448007930	448015495	448023069	448030635	448038158	448045674	448053207	448060749	448068254	448075747	448083253	448090712
447947300	447954934	447962515	447970104	447977661	447985284	447992850	448000380	448007948	448015503	448023077	448030643	448038166	448045682	448053215	448060756	448068262	448075754	448083261	448090720
447947318	447954942	447962523	447970112	447977679	447985292	447992868	448000398	448007955	448015511	448023085	448030650	448038174	448045690	448053223	448060764	448068270	448075762	448083279	448090738
447947326	447954959	447962531	447970120	447977687	447985300	447992876	448000406	448007963	448015529	448023093	448030668	448038182	448045708	448053231	448060772	448068288	448075770	448083287	448090746
447947334	447954967	447962549	447970138	447977695	447985318	447992884	448000414	448007971	448015537	448023101	448030676	448038190	448045716	448053249	448060780	448068296	448075788	448083295	448090753
447947342	447954975	447962556	447970146	447977703	447985326	447992892	448000422	448007989	448015545	448023119	448030684	448038208	448045724	448053256	448060798	448068304	448075796	448083303	448090761
447947359	447954983	447962564	447970153	447977711	447985334	447992900	448000430	448007997	448015552	448023127	448030692	448038216	448045732	448053264	448060806	448068312	448075804	448083311	448090779
447947367	447954991	447962572	447970161	447977729	447985342	447992918	448000448	448008003	448015560	448023135	448030700	448038224	448045740	448053272	448060814	448068320	448075812	448083329	448090787
447947375	447955006	447962580	447970179	447977737	447985359	447992926	448000455	448008011	448015578	448023143	448030718	448038232	448045757	448053280	448060822	448068338	448075820	448083337	448090795
447947383	447955014	447962598	447970187	447977745	447985367	447992934	448000463	448008029	448015586	448023150	448030726	448038240	448045765	448053298	448060830	448068346	448075838	448083345	448090803
447947391	447955022	447962606	447970195	447977752	447985375	447992942	448000471	448008037	448015594	448023168	448030734	448038257	448045773	448053306	448060848	448068353	448075846	448083360	448090811
447947409	447955030	447962614	447970203	447977760	447985383	447992959	448000489	448008045	448015602	448023176	448030742	448038265	448045781	448053314	448060855	448068361	448075853	448083378	448090829
447947417	447955048	447962622	447970211	447977778	447985391	447992975	448000497	448008052	448015610	448023184	448030759	448038273	448045799	448053322	448060863	448068379	448075861	448083386	448090837
447947425	447955055	447962630	447970229	447977786	447985409	447992983	448000505	448008060	448015628	448023192	448030767	448038299	448045807	448053330	448060871	448068387	448075879	448083394	448090845
447947433	447955063	447962648	447970237	447977794	447985417	447992991	448000513	448008078	448015636	448023200	448030775	448038307	448045815	448053348	448060889	448068395	448075887	448083402	448090852
447947441	447955071	447962655	447970245	447977802	447985425	447993007	448000521	448008086	448015644	448023218	448030783	448038315	448045823	448053355	448060897	448068403	448075895	448083410	448090860
447947458	447955089	447962663	447970252	447977810	447985433	447993015	448000539	448008094	448015651	448023226	448030791	448038323	448045831	448053363	448060905	448068411	448075903	448083428	448090878
447947466	447955097	447962671	447970260	447977836	447985458	447993023	448000554	448008102	448015669	448023234	448030809	448038331	448045849	448053371	448060913	448068429	448075911	448083436	448090886
447947474	447955105	447962689	447970278	447977844	447985466	447993031	448000562	448008110	448015677	448023242	448030817	448038349	448045856	448053389	448060921	448068437	448075929	448083444	448090894
447947482	447955113	447962697	447970286	447977851	447985474	447993049	448000570	448008128	448015685	448023259	448030825	448038356	448045864	448053397	448060947	448068445	448075937	448083451	448090902
447947490	447955121	447962705	447970294	447977869	447985482	447993056	448000588	448008136	448015693	448023275	448030833	448038364	448045872	448053405	448060954	448068452	448075945	448083469	448090910
447947508	447955139	447962713	447970302	447977877	447985490	447993064	448000596	448008144	448015701	448023283	448030841	448038372	448045880	448053413	448060962	448068460	448075952	448083477	448090928
447947516	447955147	447962721	447970310	447977885	447985508	447993072	448000604	448008151	448015719	448023291	448030858	448038380	448045898	448053421	448060970	448068478	448075960	448083485	448090936
447947524	447955154	447962739	447970328	447977893	447985516	447993080	448000612	448008169	448015727	448023309	448030866	448038398	448045906	448053439	448060988	448068486	448075978	448083493	448090944
447947532	447955162	447962747	447970336	447977901	447985524	447993098	448000620	448008177	448015735	448023317	448030874	448038406	448045914	448053447	448060996	448068494	448075986	448083501	448090951
447947540	447955170	447962754	447970344	447977919	447985532	447993106	448000638	448008185	448015743	448023325	448030882	448038414	448045922	448053454	448061002	448068502	448075994	448083519	448090969
447947557	447955188	447962762	447970351	447977927	447985540	447993114	448000646	448008193	448015750	448023341	448030890	448038430	448045930	448053462	448061010	448068510	448076000	448083527	448090977
447947565	447955196	447962770	447970369	447977935	447985557	447993122	448000653	448008201	448015768	448023358	448030908	448038448	448045948	448053470	448061028	448068528	448076018	448083535	448090985
447947573	447955204	447962788	447970377	447977943	447985565	447993130	448000661	448008219	448015776	448023366	448030916	448038455	448045955	448053488	448061036	448068536	448076026	448083543	448090993
447947581	447955212	447962804	447970385	447977950	447985573	447993148	448000679	448008227	448015784	448023374	448030924	448038463	448045963	448053496	448061044	448068544	448076034	448083550	448091009
447947599	447955220	447962812	447970393	447977968	447985581	447993155	448000687	448008235	448015792	448023382	448030932	448038471	448045971	448053504	448061051	448068551	448076042	448083568	448091017
447947607	447955238	447962820	447970401	447977976	447985599	447993163	448000695	448008243	448015800	448023390	448030940	448038489	448045989	448053512	448061069	448068569	448076059	448083576	448091025
447947615	447955246	447962838	447970419	447977984	447985607	447993171	448000703	448008250	448015818	448023408	448030957	448038497	448045997	448053520	448061077	448068577	448076067	448083584	448091033
447947623	447955253	447962846	447970427	447977992	447985615	447993189	448000711	448008268	448015826	448023416	448030965	448038505	448046003	448053538	448061085	448068585	448076075	448083592	448091041
447947631	447955261	447962853	447970435	447978008	447985623	447993197	448000729	448008276	448015834	448023424	448030981	448038513	448046011	448053546	448061093	448068593	448076083	448083618	448091058
447947649	447955279	447962861	447970443	447978024	447985631	447993205	448000737	448008284	448015842	448023432	448030999	448038521	448046029	448053553	448061101	448068601	448076091	448083626	448091066
447947656	447955287	447962879	447970450	447978032	447985649	447993213	448000745	448008292	448015859	448023457	448031005	448038539	448046037	448053561	448061119	448068619	448076109	448083634	448091074
447947664	447955295	447962887	447970468	447978040	447985656	447993221	448000752	448008300	448015867	448023465	448031013	448038547	448046045	448053579	448061127	448068627	448076117	448083642	448091082
447947672	447955303	447962895	447970476	447978057	447985664	447993239	448000760	448008318	448015875	448023473	448031021	448038554	448046052	448053587	448061135	448068635	448076125	448083667	448091090
447947680	447955329	447962903	447970484	447978065	447985672	447993254	448000778	448008326	448015883	448023481	448031039	448038562	448046060	448053595	448061143	448068643	448076133	448083675	448091108
447947698	447955337	447962911	447970492	447978073	447985680	447993262	448000786	448008334	448015891	448023499	448031047	448038570	448046078	448053603	448061150	448068650	448076141	448083683	448091116
447947706	447955345	447962929	447970500	447978099	447985698	447993270	448000794	448008342	448015909	448023507	448031054	448038588	448046086	448053611	448061168	448068676	448076158	448083691	448091124
447947714	447955352	447962937	447970518	447978107	447985706	447993288	448000802	448008359	448015917	448023515	448031062	448038596	448046094	448053629	448061176	448068684	448076166	448083709	448091132
447947722	447955360	447962945	447970526	447978115	447985714	447993296	448000810	448008367	448015925	448023523	448031070	448038604	448046102	448053637	448061184	448068692	448076174	448083717	448091140
447947730	447955378	447962952	447970534	447978123	447985722	447993304	448000828	448008375	448015933	448023531	448031088	448038612	448046110	448053645	448061192	448068700	448076182	448083725	448091157
447947748	447955386	447962960	447970542	447978131	447985730	447993312	448000836	448008383	448015941	448023549	448031096	448038620	448046128	448053652	448061200	448068718	448076190	448083733	448091165
447947755	447955394	447962978	447970559	447978149	447985748	447993320	448000844	448008391	448015966	448023556	448031104	448038638	448046136	448053660	448061218	448068726	448076208	448083741	448091173
447947763	447955402	447962986	447970567	447978156	447985755	447993338	448000851	448008409	448015974	448023564	448031112	448038646	448046144	448053678	448061226	448068734	448076216	448083758	448091181
447947771	447955410	447962994	447970575	447978164	447985763	447993346	448000869	448008417	448015982	448023572	448031120	448038653	448046151	448053686	448061234	448068742	448076224	448083766	448091199
447947789	447955436	447963000	447970583	447978172	447985771	447993353	448000877	448008425	448015990	448023580	448031138	448038661	448046169	448053694	448061242	448068759	448076232	448083774	448091207
447947797	447955444	447963018	447970591	447978180	447985789	447993361	448000885	448008433	448016006	448023598	448031146	448038679	448046177	448053702	448061259	448068767	448076240	448083782	448091215
447947805	447955451	447963026	447970609	447978198	447985797	447993379	448000893	448008441	448016014	448023606	448031153	448038687	448046185	448053710	448061275	448068775	448076257	448083790	448091223
447947813	447955469	447963034	447970617	447978206	447985805	447993387	448000901	448008458	448016022	448023614	448031161	448038695	448046193	448053728	448061283	448068783	448076265	448083808	448091231
447947821	447955477	447963042	447970625	447978214	447985813	447993395	448000919	448008466	448016030	448023622	448031179	448038703	448046201	448053736	448061291	448068791	448076273	448083816	448091249

SCH-A-45

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
447947847	447955485	447963059	447970633	447978222	447985821	447993403	448000927	448008474	448016048	448023630	448031187	448038711	448046219	448053744	448061309	448068809	448076281	448083824	448091256
447947854	447955493	447963067	447970658	447978230	447985839	447993411	448000935	448008482	448016055	448023648	448031195	448038729	448046227	448053751	448061317	448068817	448076299	448083832	448091264
447947862	447955501	447963075	447970666	447978248	447985847	447993429	448000943	448008490	448016063	448023655	448031203	448038737	448046235	448053769	448061325	448068825	448076307	448083840	448091272
447947870	447955519	447963083	447970674	447978255	447985854	447993437	448000950	448008508	448016071	448023663	448031211	448038745	448046243	448053777	448061333	448068833	448076315	448083857	448091280
447947888	447955527	447963091	447970682	447978263	447985870	447993445	448000968	448008516	448016089	448023671	448031229	448038752	448046250	448053785	448061341	448068841	448076323	448083865	448091298
447947896	447955535	447963109	447970690	447978271	447985888	447993452	448000976	448008524	448016097	448023689	448031237	448038760	448046268	448053793	448061358	448068858	448076331	448083873	448091306
447947904	447955543	447963117	447970708	447978289	447985896	447993460	448000984	448008532	448016105	448023697	448031245	448038778	448046276	448053801	448061366	448068866	448076349	448083881	448091314
447947912	447955550	447963125	447970716	447978297	447985904	447993478	448000992	448008540	448016113	448023705	448031252	448038786	448046284	448053819	448061374	448068874	448076356	448083899	448091322
447947920	447955568	447963133	447970724	447978305	447985912	447993486	448001008	448008557	448016121	448023713	448031260	448038794	448046292	448053827	448061382	448068882	448076364	448083907	448091330
447947938	447955576	447963141	447970732	447978313	447985920	447993494	448001016	448008565	448016139	448023721	448031286	448038802	448046300	448053835	448061390	448068890	448076372	448083915	448091348
447947946	447955592	447963158	447970740	447978321	447985938	447993502	448001024	448008573	448016147	448023739	448031294	448038810	448046318	448053843	448061408	448068908	448076380	448083923	448091355
447947953	447955600	447963166	447970757	447978339	447985946	447993510	448001032	448008581	448016154	448023754	448031302	448038828	448046326	448053850	448061416	448068916	448076398	448083931	448091363
447947961	447955618	447963174	447970765	447978347	447985953	447993528	448001040	448008599	448016162	448023762	448031310	448038836	448046334	448053868	448061424	448068924	448076406	448083949	448091371
447947979	447955626	447963182	447970773	447978354	447985961	447993536	448001057	448008607	448016170	448023770	448031328	448038844	448046342	448053876	448061432	448068932	448076414	448083956	448091389
447947987	447955634	447963190	447970781	447978362	447985979	447993544	448001065	448008615	448016188	448023788	448031336	448038851	448046359	448053884	448061440	448068940	448076422	448083964	448091397
447947995	447955642	447963208	447970799	447978370	447985987	447993551	448001073	448008623	448016196	448023796	448031344	448038869	448046367	448053892	448061457	448068957	448076430	448083972	448091405
447948001	447955659	447963216	447970807	447978388	447985995	447993569	448001081	448008631	448016204	448023804	448031351	448038877	448046375	448053900	448061465	448068965	448076448	448083980	448091413
447948019	447955667	447963224	447970815	447978396	447986019	447993577	448001099	448008649	448016212	448023812	448031369	448038885	448046383	448053918	448061473	448068973	448076455	448083998	448091421
447948027	447955675	447963232	447970823	447978404	447986027	447993585	448001107	448008656	448016220	448023820	448031377	448038893	448046391	448053926	448061481	448068981	448076463	448084004	448091439
447948035	447955691	447963240	447970831	447978412	447986035	447993593	448001115	448008664	448016238	448023838	448031385	448038901	448046409	448053934	448061499	448068999	448076471	448084012	448091447
447948043	447955709	447963257	447970849	447978420	447986043	447993601	448001123	448008672	448016246	448023846	448031393	448038919	448046417	448053942	448061507	448069005	448076489	448084020	448091454
447948050	447955717	447963265	447970856	447978438	447986068	447993619	448001149	448008680	448016253	448023853	448031401	448038927	448046425	448053959	448061515	448069013	448076497	448084038	448091462
447948068	447955725	447963273	447970864	447978446	447986076	447993627	448001156	448008698	448016261	448023861	448031419	448038935	448046433	448053967	448061523	448069021	448076505	448084046	448091470
447948076	447955733	447963281	447970872	447978453	447986084	447993635	448001164	448008706	448016279	448023879	448031427	448038943	448046441	448053975	448061531	448069039	448076513	448084053	448091488
447948084	447955741	447963299	447970880	447978461	447986092	447993643	448001172	448008714	448016295	448023887	448031435	448038950	448046458	448053983	448061549	448069047	448076521	448084061	448091496
447948092	447955758	447963307	447970898	447978479	447986100	447993650	448001180	448008722	448016303	448023895	448031443	448038968	448046466	448053991	448061556	448069054	448076539	448084079	448091504
447948100	447955766	447963315	447970906	447978487	447986118	447993668	448001198	448008730	448016311	448023903	448031450	448038976	448046474	448054007	448061564	448069062	448076547	448084087	448091512
447948118	447955774	447963323	447970914	447978495	447986126	447993676	448001206	448008748	448016329	448023911	448031468	448038984	448046482	448054015	448061572	448069070	448076554	448084095	448091520
447948126	447955782	447963331	447970922	447978503	447986134	447993684	448001214	448008755	448016337	448023929	448031476	448038992	448046490	448054023	448061580	448069088	448076562	448084103	448091538
447948134	447955790	447963349	447970930	447978511	447986142	447993692	448001222	448008763	448016345	448023937	448031484	448039008	448046508	448054031	448061598	448069096	448076570	448084111	448091546
447948159	447955808	447963356	447970948	447978529	447986159	447993700	448001230	448008771	448016352	448023945	448031492	448039016	448046516	448054049	448061606	448069104	448076588	448084129	448091553
447948167	447955816	447963364	447970955	447978537	447986167	447993718	448001248	448008789	448016378	448023952	448031500	448039024	448046524	448054056	448061614	448069112	448076596	448084137	448091561
447948175	447955824	447963372	447970963	447978545	447986175	447993726	448001255	448008797	448016386	448023978	448031518	448039032	448046532	448054064	448061622	448069120	448076604	448084145	448091579
447948183	447955832	447963380	447970971	447978552	447986183	447993734	448001263	448008805	448016402	448023986	448031526	448039040	448046540	448054072	448061630	448069138	448076612	448084152	448091587
447948191	447955840	447963406	447970989	447978560	447986191	447993742	448001271	448008813	448016410	448023994	448031534	448039057	448046557	448054080	448061648	448069146	448076620	448084160	448091595
447948209	447955857	447963414	447970997	447978578	447986209	447993759	448001297	448008821	448016428	448024000	448031542	448039065	448046565	448054098	448061655	448069153	448076638	448084178	448091603
447948217	447955865	447963422	447971003	447978586	447986217	447993767	448001305	448008839	448016436	448024018	448031559	448039073	448046573	448054106	448061663	448069161	448076646	448084186	448091611
447948225	447955873	447963430	447971011	447978594	447986225	447993775	448001313	448008847	448016444	448024026	448031567	448039081	448046581	448054114	448061671	448069179	448076653	448084194	448091629
447948241	447955881	447963455	447971029	447978602	447986233	447993783	448001321	448008854	448016451	448024034	448031575	448039099	448046599	448054122	448061689	448069187	448076661	448084202	448091637
447948266	447955899	447963463	447971037	447978610	447986258	447993791	448001339	448008862	448016469	448024042	448031583	448039107	448046607	448054130	448061697	448069195	448076679	448084210	448091645
447948274	447955907	447963471	447971045	447978628	447986266	447993809	448001347	448008870	448016477	448024059	448031591	448039115	448046615	448054148	448061705	448069203	448076687	448084228	448091652
447948282	447955915	447963489	447971052	447978636	447986274	447993817	448001354	448008888	448016485	448024067	448031609	448039123	448046623	448054155	448061713	448069211	448076695	448084236	448091660
447948290	447955923	447963497	447971060	447978644	447986282	447993825	448001362	448008896	448016493	448024083	448031617	448039131	448046631	448054163	448061721	448069245	448076703	448084244	448091678
447948308	447955931	447963505	447971078	447978651	447986290	447993833	448001370	448008904	448016501	448024091	448031625	448039149	448046649	448054171	448061739	448069252	448076711	448084251	448091686
447948316	447955949	447963521	447971086	447978669	447986308	447993841	448001388	448008912	448016519	448024109	448031633	448039164	448046656	448054189	448061747	448069260	448076729	448084277	448091694
447948324	447955956	447963539	447971094	447978677	447986316	447993858	448001396	448008920	448016527	448024117	448031641	448039172	448046664	448054197	448061754	448069278	448076737	448084285	448091702
447948332	447955964	447963547	447971102	447978685	447986324	447993866	448001404	448008938	448016535	448024125	448031658	448039180	448046672	448054213	448061762	448069286	448076745	448084293	448091710
447948340	447955972	447963554	447971110	447978693	447986332	447993874	448001412	448008946	448016543	448024133	448031666	448039198	448046680	448054221	448061770	448069294	448076752	448084301	448091728
447948357	447955980	447963562	447971128	447978701	447986340	447993882	448001420	448008953	448016550	448024141	448031674	448039206	448046698	448054239	448061788	448069302	448076760	448084319	448091736
447948365	447955998	447963570	447971136	447978719	447986357	447993890	448001438	448008961	448016568	448024158	448031682	448039214	448046706	448054254	448061796	448069310	448076778	448084327	448091744
447948373	447956004	447963588	447971144	447978727	447986365	447993908	448001446	448008979	448016576	448024166	448031690	448039222	448046714	448054262	448061804	448069328	448076786	448084335	448091751
447948381	447956012	447963596	447971151	447978735	447986373	447993916	448001453	448008987	448016584	448024174	448031708	448039230	448046722	448054270	448061812	448069336	448076794	448084343	448091769
447948399	447956020	447963604	447971169	447978743	447986381	447993924	448001461	448008995	448016592	448024182	448031716	448039248	448046730	448054288	448061820	448069344	448076802	448084350	448091777
447948407	447956038	447963612	447971177	447978750	447986399	447993932	448001479	448009001	448016600	448024190	448031724	448039255	448046748	448054296	448061838	448069351	448076810	448084368	448091785
447948415	447956046	447963620	447971185	447978768	447986407	447993940	448001487	448009019	448016618	448024208	448031732	448039263	448046755	448054304	448061846	448069369	448076828	448084376	448091793
447948423	447956053	447963638	447971193	447978776	447986415	447993957	448001495	448009027	448016626	448024216	448031740	448039271	448046763	448054312	448061853	448069377	448076836	448084384	448091801
447948431	447956061	447963646	447971201	447978784	447986423	447993965	448001503	448009035	448016634	448024224	448031757	448039289	448046771	448054320	448061861	448069385	448076844	448084392	448091819
447948449	447956087	447963653	447971219	447978792	447986431	447993973	448001511	448009043	448016642	448024232	448031765	448039297	448046789	448054338	448061879	448069393	448076851	448084400	448091827
447948456	447956095	447963661	447971227	447978800	447986449	447993981	448001529	448009050	448016659	448024240	448031773	448039305	448046797	448054346	448061887	448069401	448076869	448084418	448091835
447948464	447956103	447963679	447971235	447978818	447986456	447993999	448001537	448009068	448016667	448024257	448031781	448039313	448046805	448054353	448061895	448069419	448076877	448084426	448091843
447948480	447956111	447963687	447971243	447978826	447986464	447994005	448001545	448009076	448016675	448024265	448031799	448039321	448046813	448054361	448061903	448069427	448076893	448084434	448091850
447948498	447956129	447963695	447971250	447978834	447986472	447994013	448001552	448009084	448016683	448024273	448031807	448039339	448046821	448054379	448061911	448069435	448076901	448084442	448091868
447948506	447956137	447963703	447971268	447978842	447986480	447994021	448001560	448009092	448016691	448024299	448031815	448039347	448046839	448054387	448061929	448069443	448076919	448084459	448091876
447948514	447956145	447963711	447971276	447978859	447986498	447994039	448001578	448009100	448016709	448024307	448031823	448039354	448046847	448054395	448061937	448069450	448076927	448084467	448091884
447948522	447956152	447963729	447971284	447978867	447986506	447994047	448001586	448009118	448016717	448024315	448031831	448039362	448046854	448054403	448061945	448069468	448076935	448084475	448091892
447948530	447956160	447963737	447971292	447978875	447986514	447994054	448001594	448009126	448016725	448024323	448031849	448039370	448046862	448054411	448061952	448069476	448076943	448084483	448091900
447948548	447956178	447963745	447971300	447978883	447986522	447994062	448001602	448009134	448016733	448024331	448031856	448039388	448046870	448054429	448061960	448069484	448076950	448084491	448091926
447948555	447956186	447963752	447971318	447978891	447986530	447994070	448001610	448009142	448016741	448024349	448031864	448039396	448046888	448054437	448061978	448069492	448076968	448084509	448091934
447948563	447956194	447963760	447971326	447978909	447986548	447994088	448001628	448009159	448016758	448024356	448031872	448039404	448046896	448054445	448061986	448069500	448076976	448084517	448091942
447948571	447956210	447963778	447971334	447978917	447986555	447994096	448001636	448009167	448016766	448024364	448031880	448039412	448046904	448054460	448061994	448069518	448076984	448084525	448091959
447948589	447956228	447963786	447971342	447978925	447986563	447994104	448001644	448009175	448016774	448024372	448031898	448039420	448046912	448054478	448062000	448069526	448076992	448084533	448091967
447948597	447956236	447963794	447971359	447978933	447986571	447994112	448001651	448009183	448016808	448024380	448031906	448039438	448046920	448054486	448062018	448069534	448077008	448084541	448091975
447948605	447956244	447963802	447971367	447978958	447986589	447994120	448001669	448009191	448016816	448024398	448031914	448039446	448046938	448054494	448062026	448069542	448077016	448084558	448091983

SCH-A-46

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
447948613	447956251	447963810	447971375	447978966	447986597	447994138	448001677	448009209	448016824	448024406	448031922	448039453	448046946	448054502	448062034	448069559	448077024	448084566	448091991
447948621	447956269	447963828	447971383	447978974	447986605	447994146	448001685	448009217	448016832	448024414	448031930	448039461	448046953	448054510	448062059	448069567	448077032	448084574	448092007
447948639	447956277	447963836	447971391	447978982	447986613	447994153	448001693	448009225	448016840	448024422	448031948	448039479	448046961	448054528	448062067	448069575	448077040	448084582	448092015
447948647	447956285	447963844	447971409	447978990	447986621	447994161	448001701	448009233	448016857	448024430	448031955	448039487	448046979	448054536	448062075	448069583	448077057	448084590	448092023
447948654	447956293	447963851	447971417	447979006	447986639	447994179	448001719	448009241	448016865	448024448	448031963	448039495	448046987	448054544	448062083	448069591	448077065	448084608	448092031
447948662	447956301	447963869	447971425	447979014	447986647	447994187	448001727	448009258	448016873	448024455	448031971	448039503	448046995	448054551	448062091	448069609	448077073	448084616	448092049
447948670	447956319	447963877	447971433	447979022	447986654	447994195	448001735	448009266	448016881	448024463	448031989	448039511	448047001	448054569	448062109	448069617	448077081	448084624	448092056
447948688	447956327	447963885	447971441	447979030	447986662	447994203	448001743	448009274	448016899	448024471	448031997	448039529	448047019	448054585	448062117	448069625	448077099	448084632	448092064
447948696	447956335	447963893	447971458	447979048	447986688	447994211	448001750	448009282	448016907	448024489	448032003	448039537	448047027	448054593	448062125	448069633	448077107	448084640	448092072
447948704	447956343	447963901	447971466	447979055	447986696	447994229	448001768	448009290	448016915	448024497	448032011	448039545	448047035	448054601	448062133	448069641	448077115	448084657	448092080
447948712	447956350	447963927	447971474	447979063	447986704	447994237	448001776	448009308	448016923	448024505	448032029	448039552	448047043	448054619	448062141	448069658	448077123	448084665	448092098
447948720	447956368	447963935	447971482	447979089	447986712	447994245	448001784	448009316	448016931	448024513	448032037	448039560	448047050	448054627	448062158	448069666	448077131	448084673	448092106
447948738	447956376	447963943	447971490	447979097	447986720	447994252	448001792	448009324	448016949	448024521	448032045	448039578	448047068	448054635	448062166	448069674	448077149	448084681	448092114
447948746	447956384	447963950	447971508	447979105	447986738	447994260	448001800	448009332	448016956	448024547	448032052	448039594	448047076	448054643	448062174	448069682	448077156	448084699	448092122
447948753	447956392	447963968	447971516	447979113	447986746	447994278	448001818	448009340	448016964	448024554	448032060	448039602	448047084	448054650	448062182	448069690	448077164	448084707	448092130
447948761	447956400	447963976	447971524	447979121	447986753	447994286	448001826	448009357	448016972	448024562	448032078	448039610	448047092	448054668	448062190	448069708	448077172	448084715	448092148
447948779	447956418	447963984	447971532	447979139	447986761	447994294	448001834	448009365	448016980	448024570	448032086	448039628	448047100	448054676	448062208	448069716	448077180	448084723	448092155
447948787	447956426	447963992	447971540	447979147	447986779	447994302	448001842	448009373	448016998	448024588	448032094	448039636	448047118	448054684	448062216	448069724	448077198	448084731	448092163
447948803	447956434	447964008	447971557	447979154	447986787	447994310	448001859	448009381	448017004	448024596	448032102	448039644	448047126	448054692	448062224	448069732	448077206	448084749	448092171
447948811	447956442	447964016	447971565	447979162	447986795	447994328	448001867	448009399	448017012	448024604	448032110	448039651	448047134	448054700	448062232	448069740	448077214	448084756	448092189
447948829	447956459	447964024	447971581	447979170	447986803	447994336	448001875	448009415	448017020	448024612	448032128	448039669	448047142	448054718	448062240	448069757	448077222	448084764	448092197
447948837	447956467	447964032	447971599	447979188	447986811	447994344	448001883	448009423	448017038	448024620	448032136	448039677	448047159	448054726	448062257	448069765	448077230	448084772	448092205
447948845	447956475	447964040	447971607	447979196	447986829	447994351	448001891	448009431	448017046	448024638	448032144	448039685	448047167	448054734	448062265	448069773	448077248	448084780	448092213
447948852	447956483	447964057	447971615	447979204	447986837	447994369	448001909	448009449	448017053	448024646	448032151	448039693	448047175	448054742	448062273	448069781	448077255	448084798	448092221
447948860	447956491	447964065	447971623	447979212	447986845	447994377	448001917	448009456	448017061	448024653	448032169	448039701	448047183	448054759	448062281	448069799	448077263	448084806	448092239
447948878	447956509	447964073	447971631	447979220	447986852	447994385	448001925	448009464	448017079	448024661	448032177	448039719	448047191	448054767	448062299	448069807	448077271	448084814	448092247
447948886	447956517	447964081	447971649	447979238	447986860	447994393	448001933	448009472	448017087	448024679	448032185	448039727	448047209	448054775	448062307	448069815	448077289	448084822	448092254
447948894	447956525	447964099	447971656	447979246	447986878	447994401	448001941	448009480	448017095	448024687	448032193	448039735	448047217	448054783	448062315	448069823	448077297	448084830	448092262
447948902	447956533	447964107	447971664	447979253	447986886	447994419	448001958	448009498	448017103	448024695	448032201	448039743	448047225	448054791	448062323	448069831	448077305	448084848	448092270
447948910	447956541	447964115	447971672	447979261	447986894	447994427	448001966	448009506	448017111	448024703	448032219	448039750	448047233	448054809	448062331	448069849	448077313	448084855	448092288
447948928	447956558	447964123	447971680	447979279	447986902	447994435	448001974	448009514	448017129	448024711	448032227	448039768	448047241	448054817	448062349	448069856	448077321	448084863	448092296
447948936	447956566	447964131	447971698	447979287	447986910	447994443	448001982	448009522	448017137	448024729	448032235	448039776	448047258	448054825	448062356	448069864	448077339	448084871	448092304
447948944	447956574	447964149	447971706	447979295	447986928	447994450	448001990	448009530	448017145	448024737	448032243	448039784	448047266	448054833	448062364	448069872	448077347	448084889	448092312
447948951	447956582	447964156	447971714	447979303	447986936	447994476	448002006	448009548	448017160	448024745	448032250	448039792	448047274	448054841	448062372	448069880	448077354	448084897	448092320
447948969	447956590	447964164	447971722	447979311	447986944	447994484	448002014	448009555	448017178	448024752	448032268	448039800	448047282	448054858	448062380	448069906	448077362	448084905	448092338
447948977	447956608	447964172	447971730	447979329	447986951	447994500	448002022	448009563	448017186	448024760	448032276	448039818	448047290	448054866	448062398	448069914	448077370	448084913	448092346
447948985	447956616	447964180	447971748	447979345	447986969	447994518	448002030	448009571	448017194	448024778	448032284	448039826	448047308	448054874	448062406	448069922	448077388	448084921	448092353
447948993	447956624	447964198	447971755	447979352	447986977	447994526	448002055	448009589	448017202	448024786	448032292	448039834	448047316	448054882	448062414	448069930	448077396	448084939	448092361
447949009	447956640	447964206	447971763	447979360	447986985	447994534	448002063	448009597	448017210	448024794	448032300	448039842	448047324	448054890	448062422	448069948	448077404	448084947	448092379
447949017	447956657	447964214	447971771	447979378	447986993	447994542	448002071	448009605	448017228	448024802	448032318	448039859	448047332	448054916	448062430	448069955	448077412	448084954	448092387
447949025	447956665	447964222	447971789	447979386	447987009	447994559	448002089	448009613	448017236	448024810	448032326	448039867	448047340	448054924	448062448	448069971	448077420	448084962	448092395
447949033	447956673	447964230	447971797	447979394	447987017	447994567	448002097	448009621	448017244	448024828	448032334	448039875	448047357	448054932	448062455	448069989	448077438	448084970	448092403
447949041	447956681	447964248	447971805	447979402	447987025	447994575	448002105	448009639	448017251	448024836	448032342	448039883	448047365	448054940	448062463	448069997	448077446	448084988	448092411
447949058	447956699	447964255	447971813	447979410	447987033	447994583	448002113	448009647	448017269	448024844	448032359	448039909	448047373	448054957	448062471	448070003	448077453	448084996	448092429
447949066	447956707	447964263	447971821	447979428	447987041	447994591	448002121	448009654	448017277	448024851	448032367	448039917	448047381	448054965	448062489	448070011	448077461	448085001	448092437
447949074	447956715	447964271	447971839	447979436	447987058	447994609	448002139	448009662	448017285	448024869	448032375	448039925	448047399	448054973	448062497	448070029	448077479	448085019	448092445
447949082	447956723	447964289	447971847	447979444	447987066	447994617	448002147	448009670	448017293	448024877	448032383	448039933	448047407	448054999	448062505	448070037	448077487	448085027	448092452
447949090	447956731	447964297	447971854	447979451	447987074	447994625	448002154	448009688	448017301	448024885	448032391	448039941	448047415	448055004	448062513	448070045	448077495	448085035	448092460
447949108	447956749	447964305	447971862	447979469	447987082	447994633	448002162	448009696	448017319	448024893	448032409	448039958	448047423	448055012	448062521	448070052	448077503	448085043	448092478
447949116	447956756	447964313	447971870	447979477	447987090	447994641	448002170	448009704	448017327	448024901	448032417	448039966	448047431	448055020	448062539	448070060	448077511	448085050	448092486
447949124	447956764	447964321	447971888	447979485	447987108	447994658	448002188	448009712	448017335	448024919	448032425	448039974	448047449	448055038	448062547	448070078	448077529	448085068	448092494
447949132	447956772	447964339	447971896	447979493	447987116	447994666	448002196	448009720	448017343	448024927	448032433	448039982	448047456	448055046	448062554	448070086	448077537	448085076	448092502
447949140	447956780	447964354	447971904	447979501	447987124	447994674	448002204	448009738	448017350	448024935	448032441	448039990	448047464	448055053	448062570	448070094	448077545	448085084	448092510
447949165	447956798	447964362	447971912	447979519	447987132	447994682	448002212	448009746	448017368	448024943	448032458	448040006	448047472	448055061	448062588	448070102	448077552	448085092	448092528
447949173	447956806	447964370	447971920	447979535	447987140	447994690	448002220	448009753	448017376	448024950	448032466	448040014	448047480	448055079	448062596	448070110	448077560	448085100	448092536
447949181	447956814	447964388	447971938	447979543	447987157	447994708	448002238	448009761	448017384	448024968	448032474	448040022	448047506	448055087	448062604	448070128	448077578	448085118	448092544
447949199	447956822	447964396	447971946	447979550	447987165	447994716	448002253	448009779	448017392	448024976	448032482	448040030	448047514	448055095	448062620	448070136	448077586	448085126	448092551
447949207	447956830	447964404	447971953	447979568	447987173	447994724	448002261	448009787	448017400	448024984	448032490	448040048	448047522	448055103	448062638	448070144	448077594	448085134	448092577
447949215	447956848	447964412	447971961	447979576	447987181	447994732	448002279	448009795	448017418	448024992	448032508	448040055	448047530	448055111	448062646	448070151	448077602	448085142	448092585
447949223	447956855	447964438	447971987	447979584	447987199	447994740	448002287	448009803	448017426	448025007	448032516	448040063	448047548	448055129	448062653	448070169	448077610	448085159	448092593
447949231	447956863	447964446	447971995	447979592	447987207	447994757	448002295	448009811	448017434	448025015	448032524	448040071	448047555	448055137	448062661	448070177	448077628	448085167	448092601
447949249	447956871	447964453	447972001	447979600	447987215	447994765	448002303	448009829	448017442	448025023	448032532	448040089	448047563	448055145	448062679	448070185	448077644	448085175	448092619
447949256	447956889	447964461	447972019	447979626	447987223	447994773	448002311	448009837	448017459	448025031	448032540	448040097	448047571	448055152	448062687	448070193	448077651	448085183	448092627
447949264	447956897	447964479	447972027	447979634	447987231	447994781	448002329	448009845	448017467	448025049	448032557	448040105	448047589	448055178	448062695	448070201	448077669	448085191	448092635
447949272	447956905	447964487	447972035	447979642	447987249	447994799	448002337	448009852	448017475	448025056	448032565	448040113	448047597	448055186	448062703	448070219	448077677	448085209	448092643
447949280	447956913	447964495	447972043	447979659	447987256	447994807	448002345	448009860	448017483	448025064	448032573	448040121	448047605	448055194	448062711	448070227	448077685	448085217	448092650
447949298	447956921	447964503	447972050	447979667	447987264	447994815	448002352	448009878	448017491	448025072	448032581	448040139	448047613	448055202	448062729	448070235	448077693	448085225	448092668
447949306	447956939	447964511	447972068	447979675	447987272	447994823	448002360	448009886	448017509	448025080	448032599	448040147	448047621	448055210	448062737	448070243	448077701	448085233	448092676
447949314	447956947	447964529	447972076	447979683	447987280	447994831	448002378	448009894	448017517	448025098	448032607	448040154	448047639	448055228	448062745	448070250	448077719	448085241	448092684
447949322	447956954	447964537	447972084	447979691	447987298	447994849	448002386	448009902	448017525	448025106	448032615	448040162	448047647	448055236	448062752	448070268	448077727	448085258	448092692
447949330	447956962	447964545	447972092	447979709	447987306	447994856	448002394	448009910	448017533	448025122	448032623	448040170	448047654	448055244	448062760	448070276	448077735	448085266	448092700
447949348	447956970	447964552	447972100	447979717	447987322	447994864	448002402	448009928	448017541	448025130	448032631	448040188	448047662	448055251	448062778	448070284	448077743	448085274	448092718
447949355	447956996	447964560	447972118	447979725	447987330	447994872	448002410	448009936	448017558	448025148	448032649	448040196	448047670	448055277	448062786	448070292	448077750	448085282	448092726

SCH-A-47

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
447949363	447957002	447964578	447972126	447979733	447987348	447994880	448002428	448009944	448017566	448025155	448032656	448040204	448047688	448055285	448062794	448070300	448077768	448085290	448092734
447949371	447957010	447964586	447972134	447979741	447987355	447994898	448002436	448009951	448017574	448025163	448032664	448040212	448047696	448055293	448062802	448070318	448077776	448085308	448092742
447949389	447957028	447964594	447972142	447979758	447987363	447994906	448002444	448009969	448017582	448025171	448032672	448040220	448047704	448055301	448062836	448070326	448077784	448085316	448092759
447949397	447957036	447964602	447972159	447979766	447987371	447994914	448002451	448009985	448017590	448025189	448032680	448040238	448047712	448055319	448062844	448070334	448077792	448085324	448092767
447949405	447957044	447964610	447972167	447979774	447987389	447994922	448002469	448009993	448017608	448025197	448032706	448040246	448047720	448055327	448062851	448070342	448077800	448085332	448092775
447949413	447957051	447964628	447972175	447979782	447987397	447994930	448002477	448010009	448017616	448025205	448032714	448040253	448047738	448055335	448062869	448070359	448077818	448085340	448092783
447949421	447957069	447964636	447972183	447979790	447987405	447994948	448002485	448010017	448017624	448025213	448032722	448040261	448047746	448055343	448062877	448070367	448077826	448085357	448092791
447949439	447957077	447964644	447972191	447979808	447987413	447994955	448002493	448010025	448017632	448025221	448032730	448040279	448047753	448055350	448062885	448070375	448077834	448085365	448092809
447949447	447957085	447964651	447972209	447979816	447987421	447994963	448002501	448010033	448017640	448025239	448032748	448040287	448047761	448055368	448062893	448070383	448077842	448085373	448092817
447949454	447957093	447964669	447972217	447979824	447987439	447994971	448002519	448010041	448017657	448025247	448032755	448040303	448047779	448055376	448062901	448070391	448077859	448085381	448092825
447949462	447957101	447964677	447972225	447979832	447987447	447994989	448002527	448010066	448017665	448025254	448032763	448040311	448047787	448055384	448062919	448070409	448077867	448085399	448092833
447949470	447957119	447964685	447972233	447979840	447987454	447994997	448002535	448010074	448017673	448025262	448032771	448040329	448047795	448055392	448062927	448070417	448077875	448085407	448092841
447949488	447957127	447964693	447972241	447979857	447987462	447995002	448002543	448010082	448017681	448025270	448032805	448040345	448047803	448055400	448062935	448070425	448077883	448085415	448092858
447949496	447957135	447964701	447972258	447979865	447987470	447995010	448002550	448010090	448017699	448025288	448032813	448040352	448047811	448055418	448062943	448070433	448077891	448085423	448092866
447949504	447957143	447964719	447972266	447979873	447987488	447995028	448002568	448010108	448017707	448025296	448032821	448040360	448047829	448055426	448062950	448070441	448077909	448085431	448092874
447949512	447957150	447964727	447972274	447979881	447987496	447995036	448002576	448010116	448017715	448025304	448032839	448040378	448047837	448055434	448062968	448070458	448077917	448085449	448092882
447949520	447957168	447964735	447972282	447979899	447987504	447995044	448002584	448010124	448017723	448025312	448032847	448040386	448047845	448055442	448062976	448070466	448077925	448085456	448092890
447949546	447957176	447964743	447972290	447979907	447987512	447995051	448002592	448010132	448017731	448025338	448032854	448040394	448047852	448055459	448062984	448070474	448077933	448085464	448092908
447949553	447957184	447964750	447972308	447979915	447987520	447995069	448002600	448010140	448017749	448025346	448032862	448040402	448047860	448055467	448062992	448070482	448077941	448085472	448092916
447949561	447957192	447964768	447972316	447979923	447987538	447995077	448002618	448010157	448017756	448025353	448032870	448040410	448047878	448055475	448063008	448070490	448077958	448085480	448092924
447949579	447957200	447964776	447972324	447979931	447987546	447995085	448002626	448010173	448017764	448025361	448032888	448040428	448047886	448055483	448063016	448070508	448077966	448085498	448092932
447949587	447957218	447964792	447972332	447979949	447987553	447995093	448002634	448010181	448017772	448025379	448032896	448040436	448047902	448055491	448063024	448070516	448077974	448085506	448092940
447949595	447957226	447964800	447972340	447979956	447987561	447995101	448002642	448010199	448017780	448025387	448032904	448040444	448047910	448055509	448063032	448070524	448077982	448085514	448092957
447949603	447957234	447964818	447972357	447979964	447987579	447995127	448002659	448010207	448017798	448025395	448032912	448040451	448047928	448055517	448063040	448070532	448077990	448085522	448092965
447949611	447957242	447964826	447972365	447979972	447987587	447995135	448002667	448010215	448017814	448025403	448032920	448040469	448047936	448055525	448063057	448070540	448078006	448085530	448092973
447949629	447957259	447964834	447972373	447979980	447987595	447995143	448002675	448010223	448017822	448025411	448032946	448040477	448047944	448055533	448063065	448070557	448078014	448085548	448092981
447949637	447957267	447964842	447972381	447980004	447987603	447995150	448002683	448010231	448017830	448025429	448032953	448040485	448047951	448055541	448063073	448070565	448078022	448085555	448092999
447949645	447957275	447964867	447972399	447980012	447987611	447995168	448002691	448010249	448017848	448025437	448032961	448040493	448047969	448055558	448063081	448070573	448078048	448085563	448093005
447949652	447957283	447964875	447972407	447980020	447987629	447995176	448002709	448010256	448017863	448025445	448032979	448040501	448047977	448055566	448063099	448070581	448078055	448085571	448093013
447949660	447957291	447964883	447972415	447980038	447987637	447995184	448002717	448010264	448017871	448025452	448032987	448040519	448048009	448055574	448063107	448070599	448078063	448085589	448093021
447949678	447957309	447964891	447972423	447980046	447987645	447995192	448002725	448010272	448017889	448025460	448032995	448040527	448048017	448055582	448063115	448070607	448078071	448085597	448093039
447949686	447957317	447964909	447972431	447980053	447987652	447995200	448002733	448010280	448017897	448025478	448033001	448040535	448048025	448055590	448063123	448070615	448078089	448085605	448093047
447949694	447957325	447964917	447972449	447980061	447987660	447995218	448002741	448010298	448017905	448025486	448033019	448040543	448048033	448055608	448063131	448070623	448078097	448085613	448093054
447949702	447957333	447964925	447972456	447980079	447987678	447995226	448002758	448010306	448017913	448025494	448033027	448040550	448048041	448055616	448063149	448070631	448078105	448085621	448093062
447949710	447957341	447964933	447972464	447980087	447987686	447995234	448002766	448010314	448017921	448025502	448033035	448040568	448048058	448055624	448063156	448070649	448078113	448085639	448093070
447949728	447957358	447964941	447972472	447980095	447987694	447995242	448002774	448010322	448017939	448025528	448033043	448040576	448048066	448055632	448063164	448070656	448078121	448085647	448093088
447949736	447957366	447964958	447972480	447980103	447987702	447995259	448002782	448010330	448017947	448025536	448033050	448040584	448048074	448055640	448063172	448070664	448078139	448085654	448093096
447949744	447957374	447964966	447972498	447980111	447987710	447995267	448002790	448010348	448017954	448025544	448033068	448040592	448048082	448055657	448063180	448070672	448078147	448085662	448093104
447949751	447957382	447964974	447972506	447980129	447987728	447995275	448002808	448010355	448017962	448025551	448033076	448040600	448048090	448055665	448063198	448070680	448078154	448085670	448093112
447949769	447957390	447964982	447972514	447980137	447987736	447995283	448002816	448010363	448017970	448025569	448033084	448040618	448048108	448055673	448063206	448070698	448078162	448085688	448093120
447949777	447957408	447964990	447972522	447980145	447987744	447995291	448002824	448010371	448017988	448025577	448033092	448040626	448048116	448055681	448063214	448070706	448078170	448085696	448093138
447949785	447957416	447965005	447972548	447980152	447987751	447995309	448002832	448010389	448017996	448025585	448033100	448040634	448048124	448055699	448063222	448070714	448078188	448085704	448093146
447949793	447957424	447965013	447972555	447980160	447987769	447995317	448002840	448010397	448018002	448025593	448033118	448040642	448048132	448055707	448063230	448070722	448078196	448085712	448093153
447949801	447957432	447965021	447972571	447980178	447987777	447995325	448002857	448010405	448018010	448025601	448033126	448040659	448048140	448055715	448063248	448070730	448078204	448085720	448093161
447949819	447957440	447965039	447972589	447980186	447987785	447995333	448002865	448010413	448018028	448025619	448033134	448040667	448048157	448055723	448063255	448070748	448078212	448085738	448093179
447949827	447957457	447965047	447972597	447980194	447987793	447995341	448002881	448010421	448018036	448025627	448033142	448040675	448048165	448055731	448063263	448070755	448078220	448085746	448093187
447949835	447957465	447965054	447972605	447980202	447987801	447995358	448002899	448010439	448018044	448025635	448033159	448040683	448048173	448055749	448063271	448070763	448078238	448085753	448093195
447949843	447957473	447965062	447972613	447980210	447987819	447995366	448002907	448010447	448018051	448025643	448033167	448040691	448048181	448055756	448063289	448070771	448078246	448085761	448093203
447949850	447957481	447965070	447972621	447980228	447987827	447995374	448002915	448010454	448018069	448025650	448033175	448040709	448048199	448055764	448063297	448070789	448078253	448085779	448093211
447949868	447957499	447965088	447972639	447980236	447987835	447995382	448002923	448010462	448018077	448025668	448033183	448040717	448048207	448055772	448063305	448070797	448078261	448085787	448093229
447949876	447957507	447965096	447972647	447980244	447987843	447995390	448002931	448010470	448018085	448025676	448033191	448040725	448048215	448055780	448063313	448070805	448078279	448085795	448093237
447949884	447957515	447965104	447972654	447980251	447987850	447995408	448002949	448010488	448018093	448025684	448033209	448040733	448048223	448055798	448063321	448070813	448078287	448085803	448093245
447949892	447957523	447965112	447972662	447980269	447987868	447995416	448002956	448010496	448018101	448025692	448033217	448040741	448048231	448055806	448063339	448070821	448078295	448085811	448093252
447949900	447957531	447965120	447972670	447980277	447987876	447995424	448002964	448010504	448018119	448025700	448033225	448040758	448048249	448055814	448063347	448070839	448078303	448085829	448093260
447949918	447957549	447965138	447972688	447980285	447987884	447995432	448002972	448010512	448018127	448025718	448033233	448040766	448048256	448055822	448063354	448070847	448078311	448085837	448093278
447949926	447957556	447965146	447972696	447980293	447987892	447995440	448002980	448010520	448018135	448025726	448033241	448040774	448048264	448055830	448063362	448070854	448078329	448085845	448093286
447949934	447957564	447965153	447972704	447980301	447987900	447995457	448002998	448010538	448018143	448025734	448033258	448040782	448048272	448055848	448063370	448070862	448078337	448085852	448093294
447949942	447957580	447965161	447972712	447980319	447987918	447995465	448003004	448010546	448018150	448025742	448033266	448040790	448048280	448055855	448063388	448070870	448078345	448085860	448093302
447949959	447957598	447965179	447972720	447980327	447987926	447995473	448003012	448010553	448018168	448025759	448033274	448040808	448048298	448055863	448063396	448070888	448078352	448085878	448093310
447949967	447957606	447965187	447972738	447980335	447987934	447995481	448003020	448010561	448018176	448025767	448033282	448040816	448048306	448055871	448063404	448070896	448078360	448085886	448093328
447949975	447957614	447965195	447972746	447980343	447987942	447995499	448003038	448010579	448018184	448025775	448033290	448040824	448048314	448055889	448063412	448070904	448078378	448085894	448093336
447949983	447957622	447965203	447972753	447980350	447987959	447995507	448003046	448010587	448018192	448025783	448033308	448040832	448048322	448055897	448063420	448070912	448078386	448085902	448093344
447949991	447957630	447965229	447972761	447980368	447987967	447995515	448003053	448010595	448018200	448025791	448033316	448040840	448048330	448055905	448063438	448070920	448078394	448085910	448093351
447950007	447957648	447965237	447972779	447980376	447987975	447995523	448003061	448010603	448018218	448025809	448033324	448040857	448048348	448055913	448063446	448070938	448078402	448085928	448093369
447950015	447957655	447965245	447972787	447980384	447987983	447995531	448003079	448010611	448018226	448025817	448033332	448040865	448048355	448055921	448063453	448070946	448078410	448085936	448093385
447950023	447957663	447965252	447972795	447980392	447987991	447995549	448003087	448010629	448018234	448025825	448033340	448040873	448048363	448055939	448063461	448070953	448078428	448085944	448093393
447950031	447957689	447965260	447972803	447980400	447988007	447995556	448003095	448010637	448018242	448025833	448033357	448040881	448048371	448055947	448063479	448070961	448078436	448085951	448093401
447950049	447957697	447965278	447972811	447980418	447988015	447995564	448003103	448010645	448018259	448025841	448033365	448040899	448048389	448055954	448063487	448070979	448078444	448085969	448093419
447950056	447957705	447965286	447972829	447980426	447988023	447995572	448003129	448010652	448018267	448025858	448033373	448040907	448048397	448055962	448063495	448070987	448078451	448085977	448093427
447950064	447957713	447965294	447972837	447980434	447988031	447995580	448003137	448010660	448018275	448025866	448033381	448040915	448048405	448055970	448063503	448070995	448078469	448085985	448093435
447950072	447957721	447965302	447972845	447980442	447988049	447995598	448003145	448010678	448018283	448025874	448033399	448040923	448048413	448055988	448063511	448071001	448078477	448085993	448093443
447950080	447957739	447965310	447972852	447980459	447988056	447995606	448003152	448010686	448018291	448025882	448033407	448040931	448048421	448055996	448063529	448071019	448078485	448086009	448093450
447950098	447957747	447965328	447972860	447980467	447988064	447995614	448003160	448010694	448018309	448025890	448033415	448040949	448048439	448056002	448063537	448071027	448078493	448086017	448093468

SCH-A-48

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
447950106	447957754	447965336	447972878	447980475	447988072	447995622	448003178	448010702	448018317	448025908	448033423	448040956	448048447	448056010	448063545	448071035	448078501	448086025	448093476
447950114	447957762	447965344	447972894	447980483	447988080	447995630	448003186	448010710	448018325	448025916	448033431	448040964	448048454	448056028	448063552	448071043	448078519	448086033	448093484
447950122	447957770	447965351	447972902	447980491	447988098	447995648	448003194	448010728	448018333	448025924	448033449	448040972	448048462	448056036	448063560	448071050	448078527	448086041	448093492
447950130	447957788	447965369	447972910	447980509	447988106	447995655	448003202	448010736	448018341	448025932	448033464	448040980	448048470	448056044	448063578	448071068	448078535	448086058	448093500
447950148	447957796	447965377	447972928	447980517	447988114	447995663	448003210	448010744	448018358	448025940	448033472	448041004	448048488	448056051	448063586	448071076	448078543	448086066	448093518
447950155	447957804	447965385	447972936	447980525	447988122	447995671	448003228	448010751	448018374	448025957	448033480	448041012	448048496	448056069	448063594	448071084	448078550	448086074	448093526
447950163	447957812	447965393	447972944	447980533	447988130	447995697	448003236	448010769	448018382	448025965	448033498	448041020	448048504	448056077	448063602	448071092	448078568	448086082	448093534
447950171	447957820	447965401	447972951	447980541	447988148	447995705	448003244	448010777	448018390	448025973	448033506	448041038	448048512	448056085	448063610	448071100	448078576	448086090	448093542
447950189	447957838	447965419	447972969	447980558	447988155	447995713	448003251	448010785	448018408	448025981	448033514	448041046	448048520	448056093	448063628	448071118	448078584	448086108	448093559
447950197	447957846	447965435	447972977	447980566	447988163	447995721	448003269	448010793	448018416	448025999	448033522	448041053	448048538	448056101	448063636	448071126	448078592	448086116	448093567
447950205	447957853	447965443	447972985	447980574	447988189	447995739	448003277	448010801	448018424	448026005	448033530	448041061	448048546	448056119	448063644	448071134	448078600	448086124	448093575
447950213	447957861	447965450	447972993	447980582	447988197	447995747	448003285	448010819	448018432	448026013	448033548	448041079	448048553	448056127	448063651	448071142	448078618	448086132	448093591
447950221	447957879	447965468	447973009	447980590	447988205	447995754	448003293	448010827	448018440	448026021	448033555	448041087	448048561	448056135	448063669	448071159	448078626	448086140	448093609
447950239	447957895	447965476	447973017	447980608	447988213	447995762	448003301	448010835	448018457	448026039	448033563	448041095	448048579	448056143	448063677	448071167	448078634	448086157	448093617
447950247	447957903	447965484	447973025	447980616	447988221	447995770	448003319	448010843	448018465	448026047	448033571	448041103	448048587	448056150	448063685	448071175	448078642	448086165	448093625
447950254	447957911	447965492	447973033	447980624	447988239	447995788	448003327	448010850	448018473	448026054	448033589	448041111	448048595	448056168	448063693	448071183	448078659	448086173	448093633
447950262	447957929	447965500	447973058	447980632	447988247	447995796	448003335	448010868	448018481	448026062	448033597	448041129	448048603	448056176	448063701	448071191	448078667	448086181	448093641
447950270	447957937	447965518	447973066	447980640	447988254	447995804	448003343	448010876	448018499	448026070	448033605	448041137	448048611	448056184	448063719	448071209	448078675	448086199	448093658
447950288	447957945	447965526	447973074	447980657	447988262	447995812	448003350	448010884	448018507	448026088	448033613	448041145	448048637	448056192	448063727	448071217	448078683	448086207	448093666
447950296	447957952	447965534	447973082	447980665	447988270	447995820	448003368	448010892	448018515	448026096	448033621	448041152	448048645	448056200	448063735	448071233	448078691	448086215	448093674
447950304	447957960	447965542	447973090	447980673	447988288	447995838	448003376	448010918	448018523	448026104	448033639	448041160	448048652	448056218	448063743	448071241	448078709	448086223	448093690
447950312	447957978	447965559	447973108	447980681	447988296	447995846	448003384	448010926	448018531	448026112	448033647	448041178	448048660	448056226	448063750	448071258	448078717	448086231	448093708
447950320	447957986	447965567	447973116	447980699	447988304	447995853	448003392	448010934	448018549	448026120	448033654	448041186	448048678	448056234	448063768	448071266	448078725	448086249	448093716
447950338	447957994	447965575	447973124	447980707	447988312	447995861	448003400	448010942	448018556	448026138	448033662	448041194	448048686	448056242	448063776	448071274	448078733	448086256	448093724
447950346	447958000	447965583	447973132	447980715	447988320	447995879	448003418	448010959	448018564	448026146	448033670	448041202	448048694	448056259	448063784	448071282	448078741	448086264	448093732
447950353	447958018	447965609	447973140	447980723	447988338	447995887	448003426	448010967	448018572	448026153	448033688	448041210	448048702	448056267	448063792	448071290	448078758	448086272	448093740
447950361	447958026	447965617	447973157	447980731	447988353	447995895	448003434	448010975	448018580	448026161	448033696	448041228	448048710	448056275	448063800	448071308	448078766	448086280	448093757
447950379	447958034	447965625	447973165	447980749	447988361	447995903	448003442	448010983	448018598	448026179	448033704	448041236	448048728	448056283	448063818	448071316	448078774	448086298	448093765
447950387	447958042	447965633	447973173	447980756	447988379	447995911	448003459	448010991	448018606	448026195	448033712	448041244	448048736	448056291	448063826	448071324	448078782	448086306	448093773
447950403	447958059	447965641	447973181	447980764	447988387	447995929	448003467	448011007	448018614	448026203	448033720	448041251	448048744	448056309	448063834	448071332	448078790	448086314	448093781
447950411	447958067	447965658	447973199	447980772	447988395	447995937	448003475	448011015	448018622	448026211	448033738	448041269	448048751	448056317	448063842	448071340	448078808	448086322	448093799
447950429	447958075	447965666	447973207	447980780	447988403	447995945	448003483	448011023	448018630	448026229	448033746	448041277	448048769	448056325	448063859	448071357	448078816	448086330	448093807
447950437	447958083	447965674	447973215	447980798	447988411	447995952	448003491	448011031	448018648	448026237	448033753	448041285	448048777	448056333	448063867	448071365	448078824	448086348	448093815
447950445	447958091	447965682	447973223	447980806	447988429	447995960	448003509	448011049	448018655	448026245	448033761	448041293	448048785	448056341	448063875	448071373	448078832	448086355	448093823
447950452	447958109	447965690	447973231	447980814	447988437	447995978	448003517	448011056	448018663	448026252	448033779	448041301	448048793	448056358	448063883	448071381	448078840	448086371	448093831
447950460	447958117	447965708	447973249	447980822	447988445	447995986	448003533	448011064	448018671	448026260	448033787	448041319	448048801	448056366	448063891	448071407	448078857	448086389	448093849
447950478	447958125	447965716	447973256	447980848	447988452	447995994	448003541	448011072	448018689	448026278	448033795	448041327	448048819	448056374	448063909	448071415	448078865	448086397	448093856
447950486	447958133	447965724	447973264	447980855	447988460	447996000	448003558	448011080	448018697	448026286	448033803	448041335	448048827	448056382	448063917	448071423	448078873	448086405	448093864
447950494	447958141	447965740	447973272	447980863	447988478	447996018	448003566	448011098	448018705	448026294	448033811	448041343	448048835	448056408	448063925	448071431	448078881	448086413	448093872
447950502	447958158	447965757	447973280	447980871	447988486	447996026	448003574	448011106	448018713	448026302	448033829	448041350	448048843	448056416	448063933	448071449	448078899	448086439	448093880
447950510	447958166	447965765	447973298	447980889	447988494	447996034	448003582	448011114	448018721	448026310	448033837	448041368	448048850	448056424	448063941	448071456	448078907	448086447	448093898
447950528	447958174	447965773	447973306	447980897	447988502	447996042	448003590	448011122	448018739	448026328	448033845	448041376	448048868	448056432	448063958	448071464	448078915	448086454	448093906
447950536	447958182	447965781	447973314	447980905	447988510	447996059	448003616	448011148	448018747	448026336	448033852	448041384	448048876	448056440	448063966	448071472	448078923	448086462	448093914
447950551	447958208	447965799	447973322	447980913	447988536	447996067	448003624	448011155	448018754	448026344	448033860	448041392	448048884	448056457	448063974	448071480	448078931	448086470	448093922
447950569	447958216	447965807	447973330	447980921	447988544	447996075	448003632	448011163	448018762	448026351	448033878	448041400	448048892	448056465	448063982	448071498	448078949	448086488	448093930
447950585	447958224	447965815	447973348	447980939	447988551	447996083	448003640	448011171	448018770	448026369	448033886	448041418	448048900	448056473	448063990	448071506	448078956	448086496	448093948
447950593	447958232	447965823	447973355	447980947	447988569	447996091	448003657	448011189	448018788	448026377	448033894	448041426	448048918	448056481	448064006	448071514	448078964	448086504	448093955
447950601	447958240	447965831	447973363	447980954	447988577	447996109	448003665	448011197	448018796	448026385	448033902	448041434	448048926	448056499	448064014	448071522	448078972	448086512	448093963
447950619	447958257	447965849	447973371	447980962	447988585	447996117	448003673	448011205	448018804	448026393	448033910	448041442	448048934	448056507	448064022	448071530	448078980	448086520	448093971
447950635	447958265	447965856	447973389	447980970	447988593	447996125	448003681	448011213	448018812	448026401	448033928	448041459	448048942	448056515	448064030	448071548	448078998	448086538	448093989
447950643	447958273	447965864	447973397	447980988	447988601	447996133	448003699	448011221	448018820	448026419	448033936	448041467	448048959	448056523	448064048	448071555	448079004	448086546	448093997
447950650	447958281	447965872	447973405	447980996	447988619	447996141	448003707	448011239	448018838	448026427	448033944	448041475	448048967	448056531	448064055	448071563	448079012	448086553	448094003
447950668	447958299	447965880	447973413	447981010	447988627	447996158	448003715	448011247	448018846	448026435	448033951	448041483	448048975	448056549	448064063	448071571	448079020	448086561	448094011
447950676	447958307	447965898	447973421	447981028	447988635	447996166	448003731	448011254	448018853	448026443	448033969	448041491	448048991	448056556	448064071	448071589	448079038	448086579	448094029
447950684	447958315	447965906	447973439	447981036	447988643	447996174	448003749	448011262	448018861	448026450	448033977	448041509	448049007	448056564	448064089	448071597	448079046	448086587	448094037
447950692	447958323	447965914	447973447	447981044	447988650	447996182	448003756	448011270	448018879	448026468	448033985	448041517	448049015	448056572	448064097	448071605	448079053	448086595	448094045
447950700	447958331	447965922	447973454	447981051	447988668	447996190	448003764	448011288	448018887	448026476	448033993	448041525	448049023	448056580	448064105	448071613	448079061	448086603	448094052
447950718	447958349	447965930	447973462	447981069	447988676	447996208	448003772	448011296	448018895	448026484	448034009	448041533	448049031	448056598	448064113	448071621	448079079	448086611	448094060
447950726	447958356	447965948	447973470	447981077	447988684	447996216	448003780	448011304	448018903	448026492	448034017	448041541	448049049	448056606	448064121	448071639	448079087	448086629	448094078
447950734	447958364	447965955	447973488	447981085	447988692	447996224	448003798	448011312	448018911	448026500	448034025	448041558	448049056	448056614	448064139	448071647	448079095	448086637	448094086
447950742	447958372	447965963	447973496	447981093	447988700	447996232	448003806	448011320	448018929	448026518	448034033	448041566	448049064	448056622	448064147	448071654	448079103	448086645	448094094
447950759	447958380	447965971	447973504	447981101	447988718	447996240	448003814	448011338	448018937	448026526	448034041	448041574	448049072	448056630	448064154	448071662	448079111	448086652	448094102
447950767	447958398	447965989	447973512	447981119	447988726	447996257	448003822	448011346	448018945	448026534	448034058	448041582	448049080	448056648	448064162	448071670	448079129	448086660	448094110
447950775	447958406	447965997	447973520	447981127	447988734	447996265	448003830	448011353	448018952	448026542	448034066	448041590	448049098	448056655	448064170	448071688	448079137	448086678	448094128
447950783	447958414	447966003	447973538	447981135	447988742	447996273	448003848	448011361	448018960	448026567	448034074	448041608	448049106	448056663	448064188	448071696	448079145	448086686	448094136
447950791	447958422	447966011	447973546	447981143	447988759	447996281	448003855	448011379	448018978	448026575	448034082	448041616	448049114	448056671	448064196	448071704	448079152	448086694	448094144
447950809	447958430	447966029	447973553	447981150	447988767	447996299	448003863	448011387	448018986	448026583	448034090	448041624	448049122	448056689	448064204	448071712	448079160	448086702	448094151
447950817	447958448	447966037	447973561	447981168	447988775	447996307	448003871	448011395	448018994	448026591	448034108	448041632	448049130	448056697	448064212	448071720	448079178	448086710	448094169
447950825	447958455	447966045	447973579	447981176	447988783	447996315	448003889	448011403	448019000	448026609	448034116	448041640	448049148	448056705	448064220	448071738	448079186	448086728	448094177
447950833	447958463	447966052	447973587	447981184	447988791	447996323	448003897	448011411	448019018	448026617	448034124	448041657	448049155	448056713	448064238	448071746	448079194	448086736	448094185
447950841	447958471	447966060	447973595	447981192	447988809	447996331	448003905	448011429	448019026	448026625	448034132	448041665	448049163	448056721	448064246	448071753	448079202	448086744	448094193
447950858	447958489	447966078	447973603	447981200	447988817	447996349	448003913	448011437	448019034	448026633	448034157	448041673	448049171	448056739	448064253	448071761	448079210	448086751	448094201
447950866	447958497	447966086	447973611	447981218	447988825	447996356	448003921	448011445	448019042	448026641	448034165	448041681	448049189	448056747	448064261	448071779	448079228	448086769	448094219

SCH-A-49

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
447950882	447958505	447966094	447973629	447981226	447988833	447996364	448003939	448011452	448019059	448026658	448034173	448041699	448049197	448056754	448064279	448071787	448079236	448086777	448094227
447950890	447958513	447966102	447973637	447981234	447988841	447996372	448003947	448011460	448019067	448026666	448034181	448041707	448049205	448056762	448064287	448071795	448079244	448086785	448094235
447950908	447958521	447966110	447973645	447981242	447988858	447996380	448003954	448011478	448019075	448026674	448034199	448041715	448049213	448056770	448064295	448071803	448079251	448086793	448094243
447950916	447958539	447966128	447973652	447981259	447988866	447996398	448003962	448011486	448019083	448026682	448034207	448041723	448049221	448056788	448064303	448071811	448079269	448086801	448094250
447950924	447958547	447966136	447973660	447981267	447988874	447996406	448003970	448011494	448019109	448026690	448034215	448041731	448049239	448056796	448064311	448071829	448079277	448086819	448094268
447950932	447958554	447966144	447973678	447981283	447988882	447996414	448003988	448011502	448019117	448026708	448034231	448041749	448049247	448056804	448064329	448071837	448079285	448086827	448094276
447950940	447958562	447966151	447973686	447981291	447988890	447996422	448003996	448011528	448019125	448026716	448034249	448041756	448049254	448056812	448064337	448071845	448079293	448086835	448094284
447950965	447958570	447966169	447973694	447981309	447988908	447996430	448004002	448011536	448019133	448026724	448034256	448041764	448049270	448056820	448064345	448071852	448079301	448086843	448094292
447950973	447958588	447966177	447973702	447981317	447988916	447996448	448004010	448011544	448019141	448026732	448034264	448041772	448049288	448056838	448064352	448071860	448079319	448086850	448094300
447950981	447958596	447966185	447973710	447981325	447988924	447996455	448004028	448011551	448019158	448026740	448034272	448041780	448049296	448056846	448064360	448071878	448079327	448086868	448094326
447950999	447958604	447966193	447973728	447981333	447988932	447996463	448004036	448011569	448019174	448026757	448034280	448041798	448049304	448056853	448064378	448071886	448079335	448086884	448094334
447951005	447958612	447966219	447973744	447981341	447988940	447996471	448004044	448011577	448019182	448026765	448034298	448041806	448049312	448056861	448064386	448071894	448079343	448086892	448094342
447951013	447958620	447966227	447973751	447981358	447988957	447996489	448004051	448011585	448019190	448026773	448034306	448041814	448049320	448056879	448064394	448071902	448079350	448086900	448094359
447951021	447958638	447966235	447973769	447981366	447988965	447996497	448004069	448011593	448019208	448026781	448034314	448041822	448049338	448056887	448064402	448071910	448079368	448086918	448094367
447951039	447958646	447966243	447973777	447981374	447988973	447996505	448004077	448011601	448019216	448026799	448034322	448041830	448049346	448056895	448064410	448071928	448079376	448086926	448094375
447951047	447958653	447966250	447973785	447981382	447988981	447996513	448004085	448011619	448019224	448026807	448034330	448041848	448049353	448056903	448064428	448071936	448079384	448086934	448094383
447951054	447958661	447966268	447973793	447981390	447988999	447996521	448004093	448011627	448019232	448026815	448034348	448041855	448049361	448056911	448064436	448071944	448079392	448086942	448094391
447951062	447958679	447966276	447973801	447981408	447989005	447996539	448004101	448011635	448019240	448026823	448034355	448041863	448049379	448056929	448064444	448071951	448079400	448086959	448094409
447951070	447958687	447966284	447973819	447981416	447989013	447996547	448004119	448011643	448019257	448026831	448034363	448041871	448049387	448056937	448064451	448071969	448079418	448086967	448094417
447951088	447958695	447966292	447973827	447981424	447989021	447996554	448004127	448011650	448019265	448026849	448034371	448041889	448049395	448056945	448064469	448071977	448079426	448086975	448094425
447951096	447958703	447966300	447973835	447981432	447989039	447996562	448004135	448011668	448019273	448026856	448034389	448041897	448049403	448056952	448064477	448071985	448079434	448086983	448094433
447951104	447958711	447966318	447973843	447981440	447989047	447996570	448004143	448011676	448019281	448026864	448034397	448041905	448049411	448056960	448064485	448071993	448079442	448086991	448094441
447951112	447958729	447966326	447973850	447981457	447989054	447996588	448004168	448011684	448019299	448026872	448034405	448041913	448049429	448056978	448064493	448072009	448079459	448087007	448094458
447951120	447958737	447966334	447973868	447981465	447989062	447996596	448004176	448011692	448019307	448026880	448034413	448041921	448049437	448056986	448064501	448072017	448079467	448087015	448094466
447951138	447958745	447966342	447973876	447981473	447989070	447996604	448004184	448011700	448019315	448026898	448034421	448041939	448049445	448056994	448064519	448072025	448079475	448087023	448094474
447951146	447958752	447966359	447973884	447981481	447989088	447996612	448004192	448011718	448019323	448026906	448034439	448041947	448049452	448057000	448064527	448072033	448079483	448087031	448094482
447951153	447958760	447966367	447973892	447981499	447989096	447996620	448004200	448011726	448019331	448026914	448034447	448041954	448049460	448057018	448064535	448072041	448079491	448087049	448094490
447951161	447958778	447966375	447973900	447981515	447989104	447996638	448004218	448011734	448019349	448026922	448034454	448041962	448049478	448057026	448064543	448072058	448079509	448087056	448094508
447951179	447958786	447966383	447973918	447981523	447989112	447996646	448004226	448011742	448019356	448026930	448034462	448041970	448049486	448057034	448064550	448072066	448079517	448087064	448094557
447951187	447958794	447966391	447973926	447981531	447989120	447996661	448004234	448011759	448019364	448026948	448034470	448041988	448049494	448057042	448064568	448072074	448079525	448087072	427774161
447951195	447958802	447966409	447973934	447981549	447989138	447996679	448004242	448011767	448019372	448026955	448034488	448041996	448049502	448057059	448064576	448072082	448079533	448087080	428281869
447951203	447958810	447966417	447973942	447981556	447989146	447996687	448004259	448011783	448019380	448026963	448034496	448042002	448049510	448057067	448064584	448072090	448079541	448087098	428320840
447951211	447958828	447966425	447973959	447981564	447989161	447996695	448004267	448011791	448019398	448026971	448034504	448042010	448049528	448057075	448064592	448072108	448079558	448087106	428620017
447951229	447958836	447966433	447973967	447981572	447989179	447996703	448004275	448011809	448019406	448026989	448034512	448042028	448049536	448057083	448064600	448072116	448079574	448087114	428851513
447951237	447958844	447966441	447973975	447981580	447989187	447996711	448004283	448011817	448019414	448026997	448034520	448042036	448049544	448057091	448064618	448072124	448079582	448087122	428929756
447951245	447958851	447966458	447973983	447981598	447989195	447996729	448004291	448011825	448019422	448027003	448034538	448042044	448049551	448057109	448064626	448072132	448079590	448087130	428994412
447951252	447958869	447966466	447973991	447981606	447989203	447996737	448004309	448011833	448019430	448027011	448034546	448042051	448049569	448057117	448064634	448072140	448079608	448087148	429030679
447951260	447958877	447966482	447974007	447981614	447989211	447996745	448004317	448011841	448019448	448027029	448034553	448042069	448049577	448057125	448064642	448072157	448079616	448087155	429039613
447951278	447958885	447966490	447974015	447981622	447989229	447996752	448004325	448011858	448019455	448027037	448034561	448042085	448049585	448057133	448064659	448072165	448079624	448087163	429051014
447951286	447958893	447966508	447974023	447981630	447989237	447996760	448004333	448011866	448019463	448027045	448034579	448042093	448049593	448057141	448064667	448072173	448079640	448087171	429061179
447951294	447958901	447966516	447974031	447981648	447989245	447996778	448004341	448011882	448019471	448027052	448034587	448042101	448049601	448057158	448064675	448072181	448079657	448087189	429073117
447951302	447958919	447966524	447974049	447981655	447989252	447996786	448004358	448011890	448019489	448027060	448034595	448042127	448049619	448057166	448064683	448072199	448079665	448087197	429097918
447951310	447958927	447966532	447974056	447981663	447989260	447996794	448004366	448011908	448019505	448027078	448034603	448042135	448049627	448057174	448064691	448072207	448079673	448087205	429122872
447951328	447958935	447966540	447974064	447981671	447989278	447996802	448004374	448011916	448019513	448027086	448034611	448042143	448049635	448057182	448064709	448072215	448079681	448087213	429155500
447951336	447958943	447966557	447974080	447981689	447989286	447996810	448004382	448011924	448019521	448027094	448034629	448042150	448049643	448057190	448064717	448072223	448079699	448087221	429179518
447951344	447958950	447966565	447974098	447981697	447989294	447996828	448004390	448011932	448019539	448027102	448034637	448042168	448049650	448057208	448064725	448072231	448079707	448087239	429187909
447951351	447958968	447966573	447974106	447981705	447989302	447996836	448004408	448011940	448019547	448027110	448034645	448042176	448049668	448057216	448064733	448072249	448079715	448087247	429217797
447951369	447958976	447966581	447974114	447981713	447989310	447996844	448004416	448011957	448019554	448027128	448034652	448042184	448049676	448057224	448064741	448072256	448079723	448087254	429219132
447951377	447958984	447966599	447974122	447981721	447989328	447996851	448004424	448011965	448019562	448027136	448034660	448042192	448049684	448057232	448064758	448072264	448079731	448087262	429244775
447951385	447958992	447966607	447974130	447981739	447989336	447996869	448004432	448011973	448019570	448027144	448034678	448042200	448049692	448057240	448064766	448072272	448079749	448087270	429258379
447951393	447959008	447966615	447974148	447981747	447989344	447996877	448004440	448011981	448019588	448027151	448034686	448042218	448049700	448057265	448064774	448072280	448079756	448087288	429263726
447951401	447959016	447966623	447974155	447981754	447989351	447996885	448004457	448011999	448019596	448027169	448034694	448042226	448049718	448057273	448064782	448072298	448079764	448087296	429265507
447951419	447959024	447966631	447974163	447981762	447989369	447996893	448004465	448012005	448019604	448027177	448034702	448042234	448049726	448057281	448064790	448072306	448079772	448087304	429323355
447951427	447959032	447966649	447974171	447981770	447989377	447996901	448004473	448012013	448019612	448027185	448034710	448042242	448049734	448057299	448064808	448072314	448079780	448087312	429329824
447951435	447959040	447966656	447974189	447981788	447989385	447996919	448004481	448012021	448019620	448027193	448034728	448042259	448049742	448057307	448064816	448072322	448079798	448087320	429335102
447951443	447959057	447966664	447974197	447981804	447989393	447996927	448004499	448012039	448019638	448027201	448034736	448042267	448049759	448057315	448064824	448072330	448079806	448087338	429339872
447951450	447959065	447966672	447974205	447981812	447989401	447996935	448004507	448012047	448019646	448027219	448034751	448042275	448049767	448057323	448064832	448072348	448079814	448087346	429340706
447951468	447959073	447966680	447974213	447981820	447989419	447996943	448004515	448012054	448019653	448027227	448034769	448042283	448049775	448057331	448064840	448072355	448079822	448087353	429398407
447951476	447959081	447966698	447974221	447981838	447989427	447996950	448004523	448012062	448019661	448027235	448034777	448042291	448049791	448057349	448064857	448072363	448079848	448087361	429404429
447951484	447959099	447966706	447974239	447981861	447989435	447996968	448004531	448012088	448019679	448027243	448034785	448042309	448049809	448057356	448064865	448072371	448079855	448087379	429415573
447951492	447959107	447966714	447974247	447981879	447989443	447996976	448004549	448012096	448019687	448027250	448034793	448042317	448049817	448057364	448064873	448072389	448079863	448087387	429421415
447951500	447959115	447966722	447974254	447981887	447989450	447996984	448004556	448012104	448019695	448027268	448034801	448042325	448049825	448057372	448064881	448072397	448079871	448087395	429452238
447951518	447959123	447966730	447974270	447981895	447989468	447996992	448004564	448012112	448019703	448027276	448034819	448042333	448049833	448057380	448064899	448072405	448079889	448087403	429466964
447951526	447959131	447966748	447974288	447981903	447989484	447997008	448004572	448012120	448019711	448027284	448034827	448042341	448049841	448057398	448064907	448072421	448079897	448087411	429479751
447951534	447959149	447966755	447974296	447981911	447989492	447997016	448004580	448012146	448019729	448027292	448034835	448042358	448049858	448057406	448064915	448072439	448079905	448087429	429480205
447951542	447959156	447966763	447974304	447981929	447989500	447997032	448004598	448012153	448019737	448027300	448034843	448042366	448049866	448057414	448064923	448072447	448079913	448087437	429499106
447951559	447959164	447966771	447974312	447981937	447989518	447997040	448004606	448012161	448019745	448027318	448034850	448042374	448049874	448057422	448064931	448072454	448079921	448087445	429500093
447951567	447959172	447966789	447974320	447981945	447989526	447997057	448004614	448012179	448019752	448027326	448034868	448042382	448049882	448057430	448064949	448072462	448079939	448087452	429529043
447951575	447959180	447966797	447974338	447981952	447989534	447997065	448004622	448012187	448019760	448027334	448034876	448042390	448049890	448057448	448064956	448072470	448079947	448087460	429533219
447951583	447959198	447966805	447974346	447981960	447989542	447997073	448004630	448012195	448019778	448027342	448034884	448042408	448049916	448057455	448064964	448072488	448079954	448087478	429537723
447951591	447959206	447966813	447974353	447981978	447989559	447997081	448004648	448012203	448019786	448027359	448034892	448042416	448049924	448057463	448064972	448072496	448079962	448087486	429565732
447951609	447959214	447966839	447974361	447981986	447989567	447997099	448004655	448012211	448019794	448027367	448034900	448042424	448049932	448057471	448064980	448072504	448079970	448087494	429566904
447951617	447959222	447966847	447974379	447981994	447989575	447997107	448004663	448012229	448019802	448027375	448034918	448042432	448049940	448057489	448064998	448072512	448079988	448087502	429588528

SCH-A-50

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
447951625	447959230	447966854	447974387	447982000	447989583	447997115	448004671	448012237	448019810	448027383	448034926	448042440	448049957	448057497	448065003	448072520	448079996	448087510	429611866
447951633	447959248	447966862	447974395	447982018	447989591	447997123	448004689	448012245	448019828	448027391	448034934	448042457	448049965	448057505	448065011	448072538	448080002	448087528	429640501
447951641	447959255	447966870	447974403	447982026	447989609	447997131	448004697	448012252	448019836	448027409	448034942	448042465	448049973	448057513	448065029	448072546	448080010	448087536	429641194
447951658	447959271	447966888	447974411	447982034	447989617	447997149	448004705	448012260	448019844	448027417	448034959	448042473	448049981	448057521	448065037	448072553	448080028	448087544	429668023
447951666	447959289	447966896	447974429	447982042	447989625	447997156	448004713	448012278	448019869	448027425	448034967	448042481	448049999	448057539	448065045	448072561	448080036	448087551	429672561
447951674	447959297	447966904	447974437	447982059	447989633	447997164	448004721	448012294	448019877	448027433	448034975	448042499	448050005	448057547	448065052	448072579	448080044	448087577	429683196
447951682	447959305	447966912	447974452	447982067	447989641	447997172	448004739	448012302	448019885	448027441	448034983	448042507	448050013	448057562	448065060	448072587	448080051	448087585	429684269
447951690	447959313	447966920	447974460	447982075	447989658	447997180	448004747	448012310	448019893	448027458	448034991	448042515	448050021	448057570	448065078	448072595	448080069	448087593	429684368
447951708	447959321	447966938	447974478	447982083	447989666	447997198	448004754	448012328	448019901	448027466	448035006	448042523	448050039	448057588	448065086	448072603	448080077	448087601	429844566
447951716	447959339	447966946	447974494	447982091	447989674	447997206	448004762	448012336	448019919	448027474	448035014	448042531	448050047	448057596	448065094	448072611	448080085	448087619	430085233
447951724	447959347	447966953	447974502	447982109	447989682	447997214	448004770	448012344	448019927	448027482	448035022	448042549	448050054	448057604	448065102	448072629	448080093	448087627	430088211
447951732	447959354	447966961	447974510	447982117	447989690	447997222	448004788	448012351	448019935	448027490	448035030	448042556	448050062	448057612	448065110	448072637	448080101	448087635	430133934
447951740	447959362	447966979	447974528	447982125	447989708	447997230	448004796	448012369	448019943	448027508	448035048	448042564	448050070	448057620	448065128	448072645	448080119	448087643	430158022
447951757	447959370	447966987	447974536	447982133	447989716	447997248	448004804	448012377	448019950	448027516	448035055	448042572	448050088	448057638	448065136	448072652	448080127	448087650	430308833
447951765	447959388	447966995	447974544	447982141	447989724	447997255	448004812	448012385	448019968	448027524	448035063	448042580	448050096	448057646	448065144	448072660	448080135	448087668	430325829
447951773	447959396	447967001	447974551	447982158	447989732	447997263	448004820	448012393	448019976	448027532	448035071	448042598	448050104	448057653	448065151	448072678	448080143	448087676	430343087
447951781	447959404	447967019	447974569	447982166	447989740	447997271	448004838	448012401	448019984	448027557	448035089	448042606	448050112	448057661	448065169	448072686	448080150	448087684	430350413
447951799	447959412	447967027	447974577	447982174	447989757	447997289	448004846	448012419	448019992	448027565	448035097	448042614	448050120	448057679	448065177	448072694	448080168	448087692	430439745
447951807	447959420	447967035	447974585	447982182	447989765	447997297	448004853	448012427	448020008	448027573	448035105	448042622	448050138	448057687	448065185	448072702	448080176	448087700	431175280
447951815	447959438	447967043	447974593	447982190	447989773	447997305	448004861	448012435	448020016	448027581	448035113	448042630	448050146	448057695	448065193	448072710	448080184	448087718	431329994
447951823	447959446	447967050	447974601	447982208	447989781	447997313	448004879	448012443	448020024	448027599	448035121	448042648	448050153	448057703	448065201	448072728	448080192	448087726	431465905
447951831	447959453	447967068	447974619	447982216	447989799	447997321	448004887	448012450	448020032	448027607	448035139	448042655	448050161	448057711	448065219	448072736	448080200	448087734	431518992
447951849	447959461	447967076	447974627	447982224	447989807	447997339	448004895	448012468	448020040	448027615	448035147	448042663	448050179	448057729	448065227	448072744	448080218	448087742	431583996
447951856	447959479	447967084	447974635	447982232	447989815	447997347	448004903	448012476	448020057	448027623	448035154	448042671	448050187	448057737	448065235	448072751	448080226	448087759	431645589
447951864	447959487	447967092	447974643	447982240	447989831	447997354	448004911	448012484	448020065	448027631	448035162	448042689	448050195	448057745	448065243	448072769	448080234	448087767	431757350
447951872	447959495	447967100	447974650	447982257	447989849	447997362	448004929	448012492	448020073	448027649	448035170	448042697	448050203	448057752	448065250	448072777	448080242	448087775	431800812
447951880	447959503	447967118	447974668	447982265	447989856	447997370	448004937	448012500	448020081	448027656	448035188	448042705	448050211	448057760	448065268	448072785	448080259	448087783	431823822
447951898	447959511	447967126	447974676	447982273	447989864	447997396	448004952	448012526	448020099	448027664	448035196	448042713	448050229	448057778	448065276	448072793	448080267	448087791	431830983
447951906	447959529	447967134	447974684	447982281	447989872	447997404	448004960	448012534	448020107	448027672	448035204	448042721	448050237	448057786	448065284	448072801	448080275	448087809	431839182
447951914	447959537	447967142	447974692	447982299	447989880	447997412	448004978	448012542	448020115	448027680	448035212	448042739	448050252	448057794	448065292	448072819	448080283	448087817	431840677
447951922	447959545	447967159	447974700	447982307	447989898	447997420	448004986	448012559	448020123	448027698	448035220	448042747	448050260	448057802	448065300	448072827	448080291	448087825	431851997
447951930	447959552	447967167	447974718	447982315	447989906	447997438	448004994	448012567	448020131	448027706	448035238	448042754	448050278	448057810	448065318	448072835	448080309	448087833	431853696
447951948	447959560	447967175	447974726	447982323	447989914	447997446	448005009	448012575	448020149	448027714	448035246	448042762	448050286	448057828	448065326	448072843	448080317	448087841	431866672
447951955	447959578	447967183	447974734	447982331	447989930	447997453	448005017	448012583	448020156	448027722	448035253	448042770	448050294	448057836	448065334	448072850	448080325	448087858	431867696
447951963	447959586	447967191	447974742	447982349	447989948	447997461	448005025	448012591	448020164	448027730	448035261	448042788	448050302	448057844	448065342	448072868	448080333	448087866	431872183
447951971	447959594	447967209	447974759	447982356	447989955	447997479	448005033	448012609	448020172	448027748	448035279	448042796	448050310	448057851	448065359	448072876	448080341	448087874	431884352
447951989	447959602	447967217	447974767	447982364	447989963	447997487	448005041	448012617	448020180	448027755	448035287	448042804	448050328	448057869	448065367	448072884	448080358	448087882	431885821
447951997	447959610	447967225	447974775	447982380	447989971	447997495	448005058	448012625	448020198	448027763	448035295	448042820	448050336	448057877	448065375	448072892	448080366	448087890	431953587
447952003	447959628	447967241	447974783	447982398	447989989	447997503	448005066	448012633	448020206	448027771	448035303	448042838	448050344	448057885	448065383	448072900	448080374	448087908	431977735
447952011	447959636	447967258	447974791	447982406	447989997	447997511	448005074	448012641	448020222	448027789	448035311	448042846	448050351	448057893	448065391	448072918	448080382	448087916	432015113
447952029	447959644	447967266	447974809	447982414	447990003	447997529	448005082	448012658	448020230	448027797	448035329	448042853	448050369	448057901	448065409	448072926	448080390	448087924	432074136
447952037	447959651	447967274	447974817	447982422	447990011	447997537	448005090	448012666	448020248	448027805	448035337	448042861	448050377	448057919	448065417	448072934	448080408	448087932	432175164
447952045	447959669	447967282	447974825	447982430	447990029	447997545	448005108	448012674	448020255	448027813	448035345	448042879	448050385	448057927	448065425	448072942	448080416	448087940	432182442
447952052	447959677	447967290	447974833	447982448	447990037	447997552	448005116	448012682	448020263	448027821	448035352	448042887	448050393	448057935	448065441	448072959	448080424	448087957	432186997
447952060	447959685	447967308	447974841	447982455	447990045	447997560	448005124	448012690	448020271	448027839	448035360	448042895	448050401	448057943	448065458	448072967	448080432	448087965	432187763
447952078	447959693	447967316	447974858	447982463	447990052	447997578	448005132	448012716	448020289	448027847	448035378	448042903	448050419	448057950	448065466	448072975	448080440	448087973	432210292
447952086	447959701	447967324	447974874	447982489	447990060	447997586	448005140	448012724	448020297	448027854	448035386	448042911	448050427	448057968	448065474	448072983	448080457	448087981	432214344
447952094	447959719	447967332	447974882	447982497	447990078	447997594	448005157	448012732	448020305	448027862	448035394	448042929	448050435	448057976	448065482	448072991	448080465	448087999	432222610
447952102	447959727	447967340	447974890	447982505	447990086	447997602	448005165	448012740	448020313	448027870	448035402	448042937	448050443	448057984	448065490	448073007	448080473	448088005	432226058
447952110	447959735	447967357	447974908	447982513	447990094	447997610	448005173	448012757	448020321	448027888	448035410	448042945	448050450	448057992	448065508	448073015	448080499	448088013	432230225
447952128	447959743	447967365	447974916	447982521	447990102	447997628	448005181	448012765	448020339	448027896	448035428	448042952	448050468	448058008	448065516	448073023	448080507	448088021	432242360
447952136	447959750	447967373	447974924	447982539	447990110	447997636	448005199	448012773	448020347	448027904	448035436	448042960	448050476	448058016	448065524	448073031	448080515	448088039	432243558
447952144	447959768	447967381	447974932	447982547	447990128	447997644	448005215	448012781	448020354	448027912	448035444	448042978	448050484	448058024	448065540	448073049	448080523	448088047	432245066
447952151	447959776	447967399	447974940	447982554	447990136	447997651	448005223	448012807	448020362	448027920	448035451	448042986	448050492	448058032	448065557	448073056	448080531	448088054	432248581
447952169	447959784	447967407	447974957	447982562	447990144	447997669	448005231	448012815	448020370	448027938	448035469	448042994	448050500	448058040	448065565	448073064	448080549	448088062	432250488
447952177	447959792	447967415	447974965	447982570	447990151	447997677	448005249	448012823	448020388	448027946	448035477	448043000	448050518	448058057	448065573	448073080	448080556	448088070	432257574
447952185	447959800	447967423	447974973	447982588	447990169	447997685	448005256	448012831	448020396	448027953	448035485	448043018	448050526	448058065	448065581	448073098	448080564	448088088	432262681
447952193	447959818	447967431	447974981	447982604	447990177	447997693	448005264	448012849	448020404	448027961	448035493	448043034	448050534	448058073	448065599	448073106	448080580	448088096	432265833
447952201	447959826	447967449	447974999	447982612	447990185	447997701	448005272	448012856	448020412	448027979	448035501	448043042	448050542	448058081	448065607	448073114	448080598	448088104
447952219	447959834	447967456	447975004	447982620	447990193	447997719	448005280	448012864	448020420	448027987	448035519	448043059	448050559	448058099	448065615	448073122	448080606	448088112
447952227	447959842	447967464	447975012	447982638	447990201	447997727	448005298	448012872	448020438	448027995	448035527	448043067	448050567	448058107	448065623	448073130	448080614	448088120
447952235	447959859	447967472	447975020	447982646	447990219	447997735	448005306	448012880	448020446	448028001	448035535	448043075	448050575	448058115	448065631	448073148	448080622	448088138
447952243	447959867	447967480	447975038	447982653	447990227	447997743	448005314	448012898	448020453	448028019	448035543	448043083	448050583	448058123	448065649	448073155	448080630	448088146
447952250	447959875	447967498	447975046	447982661	447990235	447997750	448005322	448012906	448020461	448028027	448035550	448043091	448050591	448058131	448065656	448073163	448080648	448088153
447952268	447959891	447967506	447975053	447982679	447990243	447997768	448005330	448012914	448020479	448028035	448035568	448043109	448050609	448058149	448065664	448073171	448080655	448088161
447952284	447959909	447967514	447975061	447982687	447990250	447997776	448005348	448012922	448020487	448028043	448035576	448043117	448050617	448058156	448065672	448073189	448080663	448088179
447952292	447959925	447967522	447975079	447982695	447990268	447997784	448005355	448012930	448020495	448028050	448035592	448043125	448050625	448058164	448065680	448073197	448080671	448088187
447952300	447959933	447967530	447975087	447982703	447990276	447997792	448005363	448012948	448020503	448028068	448035600	448043133	448050633	448058172	448065698	448073205	448080689	448088195
447952318	447959941	447967548	447975103	447982711	447990284	447997800	448005371	448012955	448020511	448028076	448035618	448043141	448050641	448058180	448065706	448073213	448080697	448088203
447952326	447959958	447967555	447975111	447982729	447990292	447997818	448005389	448012963	448020529	448028084	448035626	448043158	448050658	448058198	448065714	448073221	448080705	448088211
447952334	447959966	447967563	447975129	447982737	447990300	447997826	448005397	448012971	448020537	448028092	448035634	448043166	448050666	448058206	448065722	448073239	448080713	448088229
447952342	447959974	447967571	447975137	447982745	447990318	447997834	448005405	448012989	448020545	448028100	448035642	448043174	448050674	448058214	448065730	448073247	448080721	448088237
447952359	447959982	447967589	447975145	447982752	447990326	447997842	448005413	448012997	448020552	448028118	448035659	448043182	448050682	448058222	448065748	448073254	448080739	448088245

SCH-A-51

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
447952367	447960006	447967605	447975152	447982760	447990334	447997859	448005421	448013003	448020560	448028126	448035667	448043190	448050690	448058230	448065755	448073262	448080747	448088252
447952375	447960014	447967613	447975160	447982778	447990342	447997867	448005439	448013011	448020578	448028134	448035675	448043208	448050708	448058248	448065763	448073270	448080754	448088260
447952391	447960022	447967621	447975178	447982786	447990359	447997875	448005447	448013029	448020586	448028142	448035683	448043216	448050716	448058255	448065771	448073288	448080762	448088278
447952409	447960030	447967639	447975186	447982794	447990367	447997883	448005454	448013037	448020594	448028159	448035691	448043224	448050724	448058263	448065789	448073296	448080770	448088286
447952417	447960048	447967647	447975194	447982802	447990375	447997891	448005462	448013045	448020602	448028167	448035709	448043232	448050732	448058271	448065797	448073304	448080788	448088294
447952425	447960055	447967654	447975202	447982810	447990383	447997909	448005470	448013060	448020610	448028175	448035717	448043240	448050740	448058289	448065805	448073312	448080796	448088302
447952433	447960063	447967662	447975210	447982828	447990391	447997917	448005488	448013078	448020628	448028183	448035725	448043257	448050757	448058297	448065813	448073320	448080804	448088310
447952441	447960071	447967670	447975228	447982836	447990409	447997925	448005496	448013086	448020636	448028191	448035733	448043265	448050765	448058305	448065821	448073338	448080812	448088328
447952458	447960089	447967688	447975236	447982844	447990417	447997933	448005504	448013094	448020644	448028209	448035741	448043273	448050773	448058313	448065839	448073346	448080820	448088336
447952466	447960097	447967696	447975244	447982851	447990425	447997941	448005512	448013102	448020651	448028217	448035758	448043281	448050781	448058321	448065847	448073353	448080838	448088344
447952474	447960105	447967704	447975251	447982869	447990433	447997958	448005520	448013110	448020669	448028225	448035766	448043299	448050799	448058339	448065854	448073361	448080853	448088351
447952482	447960113	447967712	447975269	447982877	447990441	447997966	448005538	448013128	448020677	448028233	448035774	448043307	448050807	448058347	448065862	448073379	448080861	448088369
447952490	447960121	447967720	447975277	447982885	447990458	447997974	448005546	448013136	448020685	448028241	448035782	448043315	448050815	448058354	448065870	448073387	448080879	448088377

SCH-A-52

SCHEDULE B

REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE SERVICER

1. Characteristics of Receivables. Each Receivable (A) was originated (i) by AmeriCredit, (ii) by an Originating Affiliate and was validly assigned by such Originating Affiliate to AmeriCredit (iii) by a Dealer and purchased by AmeriCredit from such Dealer under an existing Dealer Agreement or pursuant to a Dealer Assignment with AmeriCredit and was validly assigned by such Dealer to AmeriCredit pursuant to a Dealer Assignment or (iv) by a Third-Party Lender and purchased by AmeriCredit from such Third-Party Lender under an existing Auto Loan Purchase and Sale Agreement or pursuant to a Third-Party Lender Assignment with AmeriCredit and was validly assigned by such Third-Party Lender to AmeriCredit pursuant to a Third-Party Lender Assignment (B) was originated by AmeriCredit, such Originating Affiliate, such Dealer or such Third-Party Lender for the retail sale of a Financed Vehicle in the ordinary course of AmeriCredit’s, such Originating Affiliate’s, the Dealer’s or the Third-Party Lender’s business, in each case was originated in accordance with AmeriCredit’s credit policies and was fully and properly executed by the parties thereto, and AmeriCredit, each Originating Affiliate, each Dealer and each Third-Party Lender had all necessary licenses and permits to originate Receivables in the state where AmeriCredit, each such Originating Affiliate, each such Dealer or each such Third-Party Lender was located, (C) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, (D) is a Receivable which provides for level monthly payments (provided that the period in the first Collection Period and the payment in the final Collection Period of the Receivable may be minimally different from the normal period and level payment) which, if made when due, shall fully amortize the Amount Financed over the original term and (E) has not been amended or collections with respect to which waived, other than as evidenced in the Receivable File or the Servicer’s electronic records relating thereto.

2. No Fraud or Misrepresentation. Each Receivable was originated (i) by AmeriCredit, (ii) by an Originating Affiliate and was assigned by the Originating Affiliate to AmeriCredit, (iii) by a Dealer and was sold by the Dealer to AmeriCredit, or (iv) by a Third-Party Lender and was sold by the Third-Party Lender to AmeriCredit, and was sold by AmeriCredit to the Seller without any fraud or misrepresentation on the part of such Originating Affiliate, Dealer or Third-Party Lender or AmeriCredit in any case.

3. Compliance with Law. All requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board’s Regulations “B” and “Z” (including amendments to the Federal Reserve’s Official Staff Commentary to Regulation Z, effective October 1, 1998, concerning negative equity loans), the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Servicemembers Civil Relief Act, each applicable state Motor Vehicle Retail Installment Sales Act, the Gramm-Leach-Bliley Act and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of the Receivables and the

SCH-B-1

Financed Vehicles, have been complied with in all material respects, and each Receivable and the sale of the Financed Vehicle evidenced by each Receivable complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.

4. Origination. Each Receivable was originated in the United States.

5. Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application after the Cutoff Date of the Servicemembers Civil Relief Act, as amended; and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

6. No Government Obligor. No Obligor is the United States of America or any State or any agency, department, subdivision or instrumentality thereof.

7. Obligor Bankruptcy. At the Cutoff Date no Obligor had been identified on the records of AmeriCredit as being the subject of a current bankruptcy proceeding.

8. Schedule of Receivables. The information set forth in the Schedule of Receivables has been produced from the Electronic Ledger and was true and correct in all material respects as of the close of business on the Cutoff Date.

9. Marking Records. Each of AmeriCredit and the Seller has indicated in its files that the Receivables have been sold to the Trust pursuant to the Sale and Servicing Agreement and Granted to the Trust Collateral Agent pursuant to the Indenture. Further, AmeriCredit has indicated in its computer files that the Receivables are owned by the Trust.

10. Computer Tape. The Computer Tape made available by the Seller to the Trust on the Closing Date was complete and accurate as of the Cutoff Date and includes a description of the same Receivables that are described in the Schedule of Receivables.

11. Adverse Selection. No selection procedures adverse to the Noteholders were utilized in selecting the Receivables from those receivables owned by the Seller which met the selection criteria set forth in clauses (A) through (M) of number 29 of this Schedule B.

12. Chattel Paper. The Receivables constitute “tangible chattel paper” or “electronic chattel paper” within the meaning of the UCC as in effect in the States of Texas, New York, Nevada and Delaware.

13. One Original. There is only one original executed copy (or with respect to “electronic chattel paper”, one authoritative copy) of each Contract. With respect to Contracts that are “electronic chattel paper”, each authoritative copy (a) is unique, identifiable and

SCH-B-2

unalterable (other than with the participation of the Trust Collateral Agent in the case of an addition or amendment of an identified assignee and other than a revision that is readily identifiable as an authorized or unauthorized revision), (b) has been marked with a legend to the following effect: “Authoritative Copy” and (c) has been communicated to and is maintained by or on behalf of the Custodian.

14. Not an Authoritative Copy. With respect to Contracts that are “electronic chattel paper”, the Seller has marked all copies of each such Contract other than an authoritative copy with a legend to the following effect: “This is not an authoritative copy.”

15. Revisions. With respect to Contracts that are “electronic chattel paper”, the related Receivables have been established in a manner such that (a) all copies or revisions that add or change an identified assignee of the authoritative copy of each such Contract must be made with the participation of the Trust Collateral Agent and (b) all revisions of the authoritative copy of each such Contract are readily identifiable as an authorized or unauthorized revision.

16. Pledge or Assignment. With respect to Contracts that are “electronic chattel paper”, the authoritative copy of each Contract communicated to the Custodian has no marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Trust Collateral Agent.

17. Receivable Files Complete. There exists a Receivable File pertaining to each Receivable and such Receivable File contains the original Lien Certificate or a copy of the application therefor. Related documentation concerning the Receivable, including any documentation regarding modifications of the Contract, will be maintained electronically by the Servicer in accordance with customary policies and procedures. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. With respect to any Receivables that are tangible chattel paper, the complete Receivable File, including a fully executed original of the Contract, for each Receivable currently is in the possession of the Custodian.

18. Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part. No terms of any Receivable have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the Receivable File or the Servicer’s electronic records.

19. Lawful Assignment. No Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement or pursuant to transfers of the Notes. The Seller has not entered into any agreement with any Person that prohibits, restricts or conditions the sale of any Receivable by the Seller.

20. Good Title. Immediately prior to the conveyance of the Receivables to the Trust pursuant to this Agreement, the Seller was the sole owner thereof and had good and indefeasible title thereto, free of any Lien and, upon execution and delivery of this Agreement by the Seller,

SCH-B-3

the Trust shall have good and indefeasible title to and will be the sole owner of such Receivables, free of any Lien. No Dealer or Third-Party Lender has a participation in, or other right to receive, proceeds of any Receivable. The Seller has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements, Auto Loan Purchase and Sale Agreements, Dealer Assignments or Third-Party Lender Assignments or to payments due under such Receivables.

21. Security Interest in Financed Vehicle. Each Receivable created or shall create a valid, binding and enforceable first priority security interest in favor of AmeriCredit (or an Originating Affiliate or a Titled Third-Party Lender which first priority security interest has been assigned to AmeriCredit) in the Financed Vehicle. The Lien Certificate for each Financed Vehicle shows, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 180 days of the Closing Date and will show, AmeriCredit, an Originating Affiliate or a Titled Third-Party Lender named (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, AmeriCredit or the related Originating Affiliate has applied for or received written evidence from the related Dealer or Third-Party Lender that such Lien Certificate showing AmeriCredit, an Originating Affiliate, the Issuer or a Titled Third-Party Lender (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction), as applicable, as first lienholder has been applied for and the Originating Affiliate’s or Titled Third-Party Lender’s security interest has been validly assigned by the Originating Affiliate or Titled Third-Party Lender, as applicable, to AmeriCredit and AmeriCredit’s security interest (assigned by AmeriCredit to the Seller pursuant to the Purchase Agreement) has been validly assigned by the Seller to the Trust pursuant to this Agreement. This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Receivables in favor of the Trust, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Seller. Immediately after the sale, transfer and assignment by the Seller to the Trust, each Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of the Trust Collateral Agent as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle). As of the Cutoff Date, there were no Liens or claims for taxes, work, labor or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the Liens of the related Receivable.

22. All Filings Made. All filings (including, without limitation, UCC filings (including, without limitation, the filing by the Seller of all appropriate financing statements in the proper filing office in the State of Nevada under applicable law in order to perfect the security interest in the Receivables granted to the Trust hereunder)) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trust and the Trust Collateral Agent a first priority perfected lien on, or ownership interest in, the Receivables and the proceeds thereof and the Other Conveyed Property have been made, taken or performed.

SCH-B-4

23. No Impairment. The Seller has not done anything to convey any right to any Person that would result in such Person having a right to payments due under the Receivables or otherwise to impair the rights of the Trust, the Trustee, the Trust Collateral Agent and the Noteholders in any Receivable or the proceeds thereof. Other than the security interest granted to the Trust pursuant to this Agreement and except any other security interests that have been fully released and discharged as of the Closing Date, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Trust hereunder or that has been terminated. The Seller is not aware of any judgment, ERISA or tax lien filings against it.

24. Receivable Not Assumable. No Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor’s obligations to the owner thereof with respect to such Receivable.

25. No Defenses. No Receivable is subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of any Receivable, or the exercise of any right thereunder, will not render such Receivable unenforceable in whole or in part and no such right has been asserted or threatened with respect to any Receivable.

26. No Default. There has been no default, breach, violation or event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than 30 days), and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing. As of the Cutoff Date no Financed Vehicle had been repossessed.

27. Insurance. At the time of an origination of a Receivable by AmeriCredit, an Originating Affiliate, a Dealer or Third-Party Lender, each Financed Vehicle is required to be covered by a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of (a) its maximum insurable value and (b) the principal amount due from the Obligor under the related Receivable, (ii) naming AmeriCredit, an Originating Affiliate or a Titled Third-Party Lender (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage. Each Receivable requires the Obligor to maintain physical loss and damage insurance, naming AmeriCredit, an Originating Affiliate or a Titled Third-Party Lender (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) and its successors and assigns as additional insured parties, and each Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so. No Financed Vehicle is insured under a policy of Force-Placed Insurance on the related Cutoff Date.

28. Remaining Principal Balance. At the Cutoff Date the Principal Balance of each Receivable set forth in the Schedule of Receivables is true and accurate in all material respects.

SCH-B-5

29. Certain Characteristics of the Receivables.

(A) Each Receivable had a remaining maturity, as of the Cutoff Date, of not less than 3 months and not more than 72 months.

(B) Each Receivable had an original maturity, as of the Cutoff Date, of not less than 3 months and not more than 72 months.

(C) Each Receivable had a remaining Principal Balance, as of the Cutoff Date, of at least $250 and not more than $85,000.

(D) Each Receivable had an Annual Percentage Rate, as of the Cutoff Date, of at least 1% and not more than 33%.

(E) No Receivable was more than 30 days past due as of the Cutoff Date.

(F) No funds had been advanced by AmeriCredit, any Originating Affiliate, any Dealer, any Third-Party Lender, or anyone acting on behalf of any of them in order to cause any Receivable to qualify under clause (E) above.

(G) Each Obligor had a billing address in the United States as of the date of origination of the related Receivable, is a natural person and is not an Affiliate of any party to the Basic Documents.

(H) Each Receivable is denominated in, and each Contract provides for payment in, United States dollars.

(I) Each Receivable is identified on the Servicer’s master servicing records as a retail automobile installment sales contract.

(J) Each Receivable arose under a Contract that is assignable without the consent of, or notice to, the Obligor thereunder, and does not contain a confidentiality provision that purports to restrict the ability of the Servicer to exercise its rights under the Sale and Servicing Agreement, including, without limitation, its right to review the Contract.

(K) Each Receivable arose under a Contract with respect to which AmeriCredit has performed all obligations required to be performed by it thereunder, and, in the event such Contract is an installment sales contract, delivery of the Financed Vehicle to the related Obligor has occurred.

(L) No automobile related to a Receivable was held in repossession inventory as of the Cutoff Date.

(M) No Obligor was in bankruptcy as of the Cutoff Date.

30. No Further Amounts Owed on the Receivables. At the time each Receivable was acquired from an Originating Affiliate, a Dealer or a Third-Party Lender, no further amounts were owed by Seller to the Obligor under the Receivable.

SCH-B-6

31. Interest Calculation. Each Contract provides for the calculation of interest payable thereunder under either the “simple interest” method, the “Rule of 78’s” method or the “precomputed interest” method.

32. Lockbox Account. Each Obligor has been, or will be, directed to make all payments on their related Receivable to the Lockbox Processor for deposit into the Lockbox Account.

33. Transfer. Each Receivable prohibits the sale or transfer of the Financed Vehicle without the consent of the Seller.

34. Prepayment. Each Receivable allows for prepayment and partial prepayments without penalty and requires that a prepayment by the related Obligor will fully pay the principal balance and accrued interest through the date of prepayment based on the Receivable’s Annual Percentage Rate.

35. Lien Enforcement. Each Receivable provides for enforcement of the lien or the clear legal right of repossession, as applicable, on the Financed Vehicle securing such Receivable.

36. Prospectus Supplement Description. Each Receivable conforms, and all Receivables in the aggregate conform, in all material respects to the description thereof set forth in the Prospectus Supplement.

37. Risk of Loss. Each Contract contains provisions requiring the Obligor to assume all risk of loss or malfunction on the related Financed Vehicle, requiring the Obligor to pay all sales, use, property, excise and other similar taxes imposed on or with respect to the Financed Vehicle and making the Obligor liable for all payments required to be made thereunder, without any setoff, counterclaim or defense for any reason whatsoever, subject only to the Obligor’s right of quiet enjoyment.

38. Leasing Business. To the best of the Seller’s and the Servicer’s knowledge, as appropriate, no Obligor is a Person involved in the business of leasing or selling equipment of a type similar to the Obligor’s related Financed Vehicle.

39. Consumer Leases. No Receivable constitutes a “consumer lease” under either (a) the UCC as in effect in the jurisdiction the law of which governs the Receivable or (b) the Consumer Leasing Act, 15 USC 1667.

40. Perfection. The Seller has taken all steps necessary to perfect AmeriCredit’s security interest against the related Obligors in the property securing the Receivables and will take all necessary steps on behalf of the Trust to maintain the Trust’s perfection of the security interest created by each Receivable in the related Financed Vehicle.

SCH-B-7

SCHEDULE C

SERVICING POLICIES AND PROCEDURES

Note: Applicable Time Periods Will Vary by State

Compliance with state collection laws is required of all AmeriCredit Collection Personnel. Additionally, AmeriCredit has chosen to follow the guidelines of the Federal Fair Debt Collection Practices Act (FDCPA).

The Collection Process

AmeriCredit mails each customer a monthly billing statement 16 to 20 days before payment is due.

A.	All accounts are issued to the Computer Assisted Collection System (CACS) at 5 days delinquent or at such other dates of delinquency as determined by historical payment patterns of the account.

B.	The CACS segregates accounts into two major groups: loans 5-45 days delinquent and those over 45 days delinquent.

C.	Loans delinquent up to 45 days are then further segregated into two groups: accounts that have good phone numbers and those that do not.

D.	Loans up to 45 days delinquent are transferred to (AmeriCredit’s predictive dialing system). The system automatically dials the phone number related to a delinquent account for all accounts that have good phone numbers. When a connection is made, the account is then routed to the next available account representative.

E.	Loans without good phone numbers are called manually, through the CACS system, or in a preview dialer campaign.

F.	All reasonable collection efforts are made in an attempt to prevent these accounts from becoming 30+ days delinquent – this includes the use of collection letters. Collection letters may be utilized between 5th and 25th days of delinquency.

G.	When an account reaches 31 days delinquent, a collector determines if any default notification is required in the state where the debtor lives.

H.	When an account exceeds 45 days delinquent, the loan is assigned to a 46+ collection team which will continue the collection effort until resolution. If the account cannot be resolved through normal collection efforts (i.e., satisfactory payment arrangements) then the account may be submitted for repossession approval. An officer must approve all repossession requests.

I.	CACS allows each collector to accurately document and update each customer file when contact (verbal or written) is made.

SCH-C-1

Repossessions

If repossession of the collateral occurs, the following steps are taken:

A.	Proper authorities are notified (if applicable).

B.	An inventory of all personal property is taken and a condition report is prepared on the vehicle.

C.	Written notification, as required by state law, is sent to the customer(s) stating their rights of redemption or reinstatement along with information on how to obtain any personal property that was in the vehicle at the time of repossession.

D.	Written request to the originating dealer for all refunds due for dealer adds is made.

E.	Collateral disposition through public or private sale, (dictated by state law), in a commercially reasonable manner, through a third-party auto auction.

F.	After the collateral is liquidated, the debtor(s) is notified in writing of the deficiency balance owed, if any.

Use of Due Date Changes

Due dates may be changed subject to the following conditions:

A.	The account is contractually current or will be brought current with the due date change.

B.	Due date changes cannot exceed the total of 30 days over the life of the contract.

C.	The first installment payment has been paid in full.

D.	Only one due date change in a twelve month period.

Any exceptions to the above stated policy must be approved by the appropriate level of authority.

Use of Payment Deferments

A payment deferral is offered to customers who have the desire and capacity to make future payments but who have encountered temporary financial difficulties.

A.	A minimum of six payments have been made on the account and a minimum of six payments have been made since the most recent deferment (if any).

B.	The account will be brought current with the deferment.

C.	A deferment fee is collected on all transactions.

D.	No more than eight total payments may be deferred over the life of the loan.

SCH-C-2

Any exceptions to the above stated policy must be approved by the appropriate level of authority.

Charge-Offs

It is AmeriCredit’s policy that any account that is not successfully recovered by 120 days delinquent is submitted to an Officer for approval and charge-off.

It is AmeriCredit’s policy to carry all Chapter 13 bankruptcy accounts until 120 days delinquent. A partial charge-off is taken for the unsecured portion of the account. On fully reaffirmed Chapter 7 bankruptcy accounts, the accounts can be deferred current at the time of discharge.

Deficiency Collections

Collections on charged-off accounts are continued internally and/or assigned to third party collection agencies for deficiency balances.

SCH-C-3

EXHIBIT A

SERVICER’S CERTIFICATE

AmeriCredit Automobile Receivables Trust 2012-3

Class A-1 0.36138% Asset Backed Notes

Class A-2 0.710% Asset Backed Notes

Class A-3 0.960% Asset Backed Notes

Class B 1.590% Asset Backed Notes

Class C 2.420% Asset Backed Notes

Class D 3.030% Asset Backed Notes

Class E 4.460% Asset Backed Notes

Servicer’s Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2012-3, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS SenSub Corp., as Seller, and Wells Fargo Bank, N.A., as the Backup Servicer and Trust Collateral Agent, dated as of June 6, 2012. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

Monthly Period Beginning:

Monthly Period Ending:

Prev. Distribution/Close Date:

Distribution Date:

Days of Interest for Period:

Days in Collection Period:

Months Seasoned:

Purchases	Units	Cut-off Date	Closing Date	Original Pool Balance
Initial Purchase
Total

I.	MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

{1}	Beginning of period Aggregate Principal Balance				{1}

Monthly Principal Amounts

	{2}	Collections on Receivables outstanding at end of period		{2}
	{3}	Collections on Receivables paid off during period		{3}
	{4}	Receivables becoming Liquidated Receivables during period		{4}
	{5}	Receivables becoming Purchased Receivables during period		{5}
	{6}	Other Receivables adjustments		{6}
	{7}	Less amounts allocable to Interest		{7}

	{8}	Total Monthly Principal Amounts			{8}

{9}	End of period Aggregate Principal Balance				{9}

{10}	Pool Factor				{10}

II.	MONTHLY PERIOD NOTE BALANCE CALCULATION:		Class A-1	Class A-2	Class A-3	Class B
{11}	Original Note Balance	{11}
{12}	Beginning of period Note Balance	{12}

{13}	Noteholders’ Principal Distributable Amount	{13}
{14}	Noteholders’ Accelerated Principal Amount	{14}
{15}	Aggregate Principal Parity Amount	{15}
{16}	Matured Principal Shortfall	{16}

{17}	End of period Note Balance	{17}

{18}	Note Pool Factors	{18}
			Class C	Class D	Class E	TOTAL
{19}	Beginning of period Note Balance	{19}

{20}	Noteholders’ Principal Distributable Amount	{20}
{21}	Noteholders’ Accelerated Principal Amount	{21}
{22}	Aggregate Principal Parity Amount	{22}
{23}	Matured Principal Shortfall	{23}

{24}	End of period Note Balance	{24}

{25}	Note Pool Factors	{25}

III.	CALCULATION OF STEP-DOWN AMOUNT:
{26}	Ending Pool Balance	{26}
{27}	14.25% of Ending Aggregate Principal Balance	{27}
{28}	Less Specified Reserve Balance	{28}
{29}	Sum of {27} and {28}	{29}
{30}	Required Pro Forma Note Balance {26} - {29}	{30}

{31}	Beginning Note Balance	{31}
{32}	Total Monthly Principal Amount	{32}
{33}	Pro-Forma Note Balance (Assuming 100% Pay-down)	{33}

{34}	Excess of Required Pro-forma over Pro-forma Balance	{34}
{35}	Pool Balance minus Pro-forma Note Balance not less than .50% Original Pool Balance ($ )	{35}
{36}	Step-Down Amount Lesser of {34} or {35}	{36}

IV.	CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:
{37}	Total Monthly Principal Amounts	{37}
{38}	Step-down Amount	{38}
{39}	Principal Distributable Amount	{39}

V.	CALCULATION OF INTEREST DISTRIBUTABLE AMOUNT:

Beginning	Interest	Interest	Calculated
Class	Note Balance	Carryover	Rate	Days	Days Basis	Interest
{40}	Class A-1	0.36138%
{41}	Class A-2	0.7100%
{42}	Class A-3	0.9600%
{43}	Class B	1.5900%
{44}	Class C	2.4200%
{45}	Class D	3.0300%
{46}	Class E	4.4600%

VI.	RECONCILIATION OF COLLECTION ACCOUNT:
Available Funds:
{47}	Collections on Receivables during period (net of Liquidation Proceeds and Fees)	{47}
{48}	Liquidation Proceeds collected during period	{48}
{49}	Purchase Amounts or amounts from Servicer deposited in Collection Account	{49}
{50}	Investment Earnings - Collection Account	{50}
{51}	From Reserve Account - Investment Earnings, Reserve Account Withdrawal, Excess of Specified Reserve over Note Balance	{51}
{52}	Collection of Supplemental Servicing - Extension Fees	{52}
{53}	Collection of Supplemental Servicing - Repo and Recovery Fees Advanced	{53}
{54}	Collection of Supplemental Servicing - Late Fees, Prepayment Penalty Fees & Force Placed Insurance	{54}
{55}	Total Available Funds	{55}

Distributions:
{56}	Base Servicing Fee	{56}
{57}	Repo and Recovery Fees - reimbursed to Servicer	{57}
{58}	Bank Service Charges - reimbursed to Servicer	{58}
{59}	Late Fees, Prepayment Penalty Fees & Force Placed Insurance - to Servicer	{59}
{60}	Agent fees	{60}
{61}	Backup Servicing Fees	{61}
{62}	Owner Trustee Fee	{62}
{63}	Class A-1 Noteholders’ Interest Distributable Amount pari passu	{63}
{64}	Class A-2 Noteholders’ Interest Distributable Amount pari passu	{64}
{65}	Class A-3 Noteholders’ Interest Distributable Amount pari passu	{65}
{66}	Class A Noteholders’ Principal Parity Amount or Matured Principal Shortfall	{66}
{67}	Class B Noteholders’ Interest Distributable Amount	{67}
{68}	Class B Noteholders’ Principal Parity Amount or Matured Principal Shortfall	{68}
{69}	Class C Noteholders’ Interest Distributable Amount	{69}
{70}	Class C Noteholders’ Principal Parity Amount or Matured Principal Shortfall	{70}
{71}	Class D Noteholders’ Interest Distributable Amount	{71}
{72}	Class D Noteholders’ Principal Parity Amount or Matured Principal Shortfall	{72}
{73}	Class E Noteholders’ Interest Distributable Amount	{73}
{74}	Class E Noteholders’ Principal Parity Amount or Matured Principal Shortfall	{74}
{75}	Noteholders’ Principal Distributable Amount	{75}
{76}	To the Reserve Account, the Reserve Account Deposit	{76}
{77}	To the Noteholders, the Accelerated Principal Amount (as calculated below)	{77}
{78}	Additional fees (Indenture Trustee, Owner Trustee, Trust Collateral Agent, Backup Servicer, Lockbox Bank, Lockbox Processor)	{78}
{79}	To the Certificateholders, the aggregate amount remaining	{79}
{80}	Total Distributions	{80}

VlI.	CALCULATION OF PRINCIPAL PARITY AMOUNT:

	Class	(X) Cumulative Note Balance	(Y) Pool Balance	(I) Excess of (X) - (Y)	(II) Available Funds in Waterfall	Lesser of (I) or (II)
{81}
{82}
{83}
{84}
{85}
{86}	Total

VlII.	CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:
{87}	Excess Available Funds						{87}
{88}	Pro-Forma Note Balance (Calculated after Step-Down)						{88}
{89}	Required Pro Forma Note Balance						{89}
{90}	Excess of Pro-Forma Balance over Required Pro-Forma Balance						{90}
{91}	Lesser of Excess Available Funds or Excess of Pro-Forma Note Balance						{91}

IX.	RECONCILIATION OF RESERVE ACCOUNT:								Current
{92}	Specified Reserve Balance

{93}	Beginning of period Reserve Account balance						{93}

{94}	The Reserve Account Deposit, from Collection Account						{94}
{95}	Investment Earnings						{95}
{96}	Investment Earnings - transferred to Collection Account Available Funds						{96}
{97}	Reserve Account Withdrawal Amount						{97}

{98}	End of period Reserve Account balance						{98}

X.	CALCULATION OF TOTAL OVERCOLLATERALIZATION:
{99}	Aggregate Principal Balance						{99}
{100}	End of Period Note Balance						{100}
{101}	Overcollateralization						{101}
{102}	Overcollateralization %						{102}

XI.	MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
								Cumulative	Monthly
{103}	Original Number of Receivables						{103}
{104}	Beginning of period number of Receivables						{104}
{105}	Number of Receivables becoming Liquidated Receivables during period						{105}
{106}	Number of Receivables becoming Purchased Receivables during period						{106}
{107}	Number of Receivables paid off during period						{107}
{108}	End of period number of Receivables						{108}

XII.	STATISTICAL DATA: (CURRENT AND HISTORICAL):
							Original	Prev. Month	Current
{109}	Weighted Average APR of the Receivables					{109}
{110}	Weighted Average Remaining Term of the Receivables					{110}
{111}	Weighted Average Original Term of Receivables					{111}
{112}	Average Receivable Balance					{112}
{113}	Net Losses in Period					{113}
{114}	Aggregate Realized Losses					{114}
{115}	Aggregate Realized Loss Percentage					{115}
{116}	ABS Prepay Speed					{116}

XIII.	DELINQUENCY:

	Receivables with Scheduled Payment delinquent						Units	Dollars	Percentage
	{117}	31-60 days				{117}
	{118}	61-90 days				{118}
	{119}	over 90 days				{119}
	{120}	Total				{120}

XIV.	EXTENSIONS

	{121}	Principal Balance of Receivables extended during current period				{121}
	{122}	Beginning of Period Aggregate Principal Balance				{122}
	{123}	Extension Rate {121} divided by {122}				{123}

By:
Name:
Title:
Date: